Rule 497(c)
                                                       Registration No. 33-84842


T H E   B E A R   S T E A R N S   F U N D S
5 7 5   L E X I N G T O N   A V E N U E   N E W   Y O R K,   N Y   1 0 0 2 2
1 . 8 0 0 . 7 6 6 . 4 1 1 1

PROSPECTUS

                            The Bear Stearns Funds

                            CLASS A, B AND C SHARES

The Bear Stearns Funds (the "Fund") is an open-end management investment company, known as a mutual fund. The Fund permits you to invest in separate portfolios. By this Prospectus, the Fund offers Class A, B and C shares of four diversified portfolios, Large Cap Value Portfolio, Small Cap Value Portfolio, International Equity Portfolio and Balanced Portfolio, and three non-diversified portfolios, S&P STARS Portfolio, The Insiders Select Fund and Focus List Portfolio (each, a "Portfolio" and together the "Portfolios").

                                                  S&P STARS PORTFOLIO
     LARGE CAP VALUE PORTFOLIO
                                         Seeks investment results that exceed
     Seeks capital appreciation           the total return of publicly traded
  primarily through investing in a        common stocks in the aggregate, as
  broadly diversified portfolio of       represented by the Standard & Poor's
   equity securities of large cap                  500 Stock Index.
              issuers.


                                               THE INSIDERS SELECT FUND
     SMALL CAP VALUE PORTFOLIO
                                         Seeks capital appreciation primarily
     Seeks capital appreciation             through investing in a broadly
  primarily through investing in a          diversified portfolio of equity
  broadly diversified portfolio of            securities of U.S. issuers.
   equity securities of small cap
              issuers.

                                                 FOCUS LIST PORTFOLIO

                                         Seeks capital appreciation primarily
   INTERNATIONAL EQUITY PORTFOLIO       through investing in equity securities
                                         of U.S. issuers that, at the time of
      Seeks long-term capital             purchase, are included on the Bear
   appreciation primarily through                 Stearns Focus List.
 investing in the equity securities
 of companies organized outside the
 United States or whose securities
 are principally traded outside the
           United States.

         BALANCED PORTFOLIO

 Seeks long-term capital growth and
  current income primarily through
   investing in equity and fixed
         income securities.

BEAR STEARNS ASSET MANAGEMENT INC. ("BSAM" or the "Adviser"), a wholly owned subsidiary of The Bear Stearns Companies Inc., serves as each Portfolio's investment adviser. Bear Stearns Funds Management Inc. ("BSFM"), a wholly owned subsidiary of The Bear Stearns Companies Inc., is the Administrator of each Portfolio. Bear, Stearns & Co. Inc. ("Bear Stearns"), an affiliate of BSAM, serves as each Portfolio's distributor. Bear Stearns is also referred to herein as the "Distributor."

                            ----------------------

THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT EACH PORTFOLIO THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Part B (also known as the Statement of Additional Information), dated July 28, 1998, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the address or call one of the telephone numbers listed under "General Information" in this prospectus. Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Internet Web site maintained by the Securities and Exchange Commission (http://www.sec.gov).

                            ----------------------

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency; and are subject to investment risks, including possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 JULY 28, 1998

                               Table of Contents

                                                                            PAGE
Fee Table..................................................................   3
Financial Highlights.......................................................   8
Alternative Purchase Methods...............................................  12
Description of the Portfolios..............................................  12
Investment Objectives and Policies.........................................  13
Investment Techniques......................................................  19
Risk Factors...............................................................  26
Management of the Portfolios...............................................  28
How to Buy Shares..........................................................  35
Net Asset Value............................................................  37
Shareholder Services.......................................................  40
How to Redeem Shares.......................................................  42
Dividends, Distributions and Taxes.........................................  45
Performance Information....................................................  46
General Information........................................................  47
Appendix................................................................... A-1

                                   Fee Table

--------------------------------------------------------------------------------------------------
                                                                 THE INSIDERS
                           S&P STARS  PORTFOLIO(1)                SELECT FUND
                           CLASS A    CLASS B    CLASS C    CLASS A       CLASS B      CLASS C
--------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION
 EXPENSES
 Maximum Sales Load
 Imposed On Purchases (as
 a percentage of offering
 price)..................   5.50%       --         --         5.50%         --           --
 Maximum Deferred Sales
 Charge Imposed on
 Redemptions (as a
 percentage of the amount
 subject to charge)......    -- (2)    5.00%      1.00%     -- (2)         5.00%        1.00%
ANNUAL PORTFOLIO
 OPERATING EXPENSES (AS A
 PERCENTAGE OF AVERAGE
 DAILY NET ASSETS)
 Advisory Fees (after fee
  waiver)................   0.37%(3)   0.22%(3)   0.37%(3)     -- (5)(6)    -- (5)(6)    -- (5)(6)
 12b-1 Fees(4)...........   0.50%      0.75%      1.00%       0.50%        0.75%        1.00%
 Other Expenses (after
 expense reimbursement)..   0.63%(3)   1.03%(3)   0.63%(3)    1.15%(5)     1.40%(5)     1.15%(5)
                            ----       ----       ----      ------         ----         ----
 Total Portfolio
 Operating Expenses
 (after fee waiver and
 expense reimbursement)..   1.50%(3)   2.00%(3)   2.00%(3)    1.65%(5)     2.15%(5)     2.15%(5)
                            ====       ====       ====      ======         ====         ====

------
See footnotes on page 7.

EXAMPLE:
 You would pay the following expenses on a hypothetical $1,000 investment, assuming a 5% annual return.

--------------------------------------------------------------------------------
                                         1 YEAR                  3 YEARS
                                    WITH       WITHOUT      WITH       WITHOUT
FUND                             REDEMPTIONS REDEMPTIONS REDEMPTIONS REDEMPTIONS
--------------------------------------------------------------------------------
S&P STARS PORTFOLIO
 Class A Shares.................    $ 69        $ 69        $100        $100
 Class B Shares.................      71          20          95          63
 Class C Shares.................      30          20          63          63
THE INSIDERS SELECT FUND
 Class A Shares.................      71          71         104         104
 Class B Shares.................      73          22          99          67
 Class C Shares.................      32          22          67          67
--------------------------------------------------------------------------------
                                         5 YEARS                10 YEARS*
                                    WITH       WITHOUT      WITH       WITHOUT
                                 REDEMPTIONS REDEMPTIONS REDEMPTIONS REDEMPTIONS
--------------------------------------------------------------------------------
S&P STARS PORTFOLIO
 Class A Shares.................    $132        $132        $224        $224
 Class B Shares.................     131         108         220         220
 Class C Shares.................     108         108         233         233
THE INSIDERS SELECT FUND
 Class A Shares.................     140         140         240         240
 Class B Shares.................     138         115         235         235
 Class C Shares.................     115         115         248         248

------
* Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight in the case of Class B shares.

------------------------------------------------------------------------------------------
                             LARGE CAP  VALUE                 SMALL CAP  VALUE
                                 PORTFOLIO                        PORTFOLIO
                          CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION
  EXPENSES
 Maximum Sales Load
 Imposed On Purchases
 (as a percentage of
 offering price)........   5.50%       --         --        5.50%        --        --
 Maximum Deferred Sales
 Charge Imposed on
 Redemptions (as a
 percentage of the
 amount subject to
 charge)................    -- (2)    5.00%      1.00%       -- (2)     5.00%     1.00%
ANNUAL PORTFOLIO
  OPERATING EXPENSES (AS
  A PERCENTAGE OF
  AVERAGE DAILY NET
  ASSETS)
 Advisory Fees (after
   fee waiver)..........    -- (7)     -- (7)     -- (7)     -- (7)      -- (7)    -- (7)
 12b-1 Fees(4)..........   0.50%      0.75%      1.00%      0.50%       0.75%     1.00%
 Other Expenses (after
 expense reimbursement).   1.00%(7)   1.25%(7)   1.00%(7)   1.00%(7)    1.25%(7)  1.00%(7)
                           ----       ----       ----       ----       -----      ----
 Total Portfolio
 Operating Expenses
 (after fee waiver and
 expense reimbursement).   1.50%(7)   2.00%(7)   2.00%(7)   1.50%(7)   2.00%(7)   2.00%(7)
                           ====       ====       ====       ====       =====      ====

------
  See footnotes on page 7.

EXAMPLE:
 You would pay the following expenses on a hypothetical $1,000 investment, assuming a 5% annual return.

-------------------------------------------------------------------------------
                                        1 YEAR                  3 YEARS
                                   WITH       WITHOUT      WITH       WITHOUT
FUND                            REDEMPTIONS REDEMPTIONS REDEMPTIONS REDEMPTIONS
-------------------------------------------------------------------------------
LARGE CAP VALUE PORTFOLIO
 Class A Shares................    $ 69        $ 69        $100        $100
 Class B Shares................      71          20          95          63
 Class C Shares................      30          20          63          63
SMALL CAP VALUE PORTFOLIO
 Class A Shares................      69          69         100         100
 Class B Shares................      71          20          95          63
 Class C Shares................      30          20          63          63
-------------------------------------------------------------------------------
                                        5 YEARS                10 YEARS*
                                   WITH       WITHOUT      WITH       WITHOUT
                                REDEMPTIONS REDEMPTIONS REDEMPTIONS REDEMPTIONS
-------------------------------------------------------------------------------
LARGE CAP VALUE PORTFOLIO
 Class A Shares................    $132        $132        $224        $224
 Class B Shares................     131         108         220         220
 Class C Shares................     108         108         233         233
SMALL CAP VALUE PORTFOLIO
 Class A Shares................     132         132         224         224
 Class B Shares................     131         108         220         220
 Class C Shares................     108         108         233         233

------
* Class B Shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight in the case of Class B shares.

------------------------------------------------------------------------------------------------
                           FOCUS LIST  PORTFOLIO                BALANCED  PORTFOLIO
                          CLASS A     CLASS B     CLASS C     CLASS A     CLASS B     CLASS C
------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION
  EXPENSES
 Maximum Sales Load
 Imposed On Purchases (as
 a percentage of offering
 price)..................  5.50%        --          --         5.50%        --          --
 Maximum Deferred Sales
 Charge Imposed on
 Redemptions (as a
 percentage of the amount
 subject to charge)......   --    (2)  5.00%       1.00%        --    (2)  5.00%       1.00%
ANNUAL PORTFOLIO
  OPERATING EXPENSES (AS
  A PERCENTAGE OF AVERAGE
  DAILY NET ASSETS)
 Advisory Fees (after fee
   waiver)...............   --   (8)    --   (8)    --   (8)    --   (9)    --   (9)    --   (9)
 12b-1 Fees(4)...........  0.25%       0.75%       0.75%       0.25%       0.75%       0.75%
 Other Expenses (after
 expense reimbursement)..  1.15%(8)    1.15%(8)    1.15%(8)    0.95%(9)    0.95%(9)    0.95%(9)
                           ----        ----        ----        ----        ----        ----
 Total Portfolio
 Operating Expenses
 (after fee waiver and
 expense reimbursement)..  1.40%(8)    1.90%(8)    1.90%(8)    1.20%(9)    1.70%(9)    1.20%(9)
                           ====        ====        ====        ====        ====        ====

------
  See footnotes on page 7.

EXAMPLE:
 You would pay the following expenses on a hypothetical $1,000 investment, assuming a 5% annual return.

--------------------------------------------------------------------------------
                                         1 YEAR                  3 YEARS
                                    WITH       WITHOUT      WITH       WITHOUT
FUND                             REDEMPTIONS REDEMPTIONS REDEMPTIONS REDEMPTIONS
--------------------------------------------------------------------------------
THE FOCUS LIST PORTFOLIO
 Class A Shares.................    $ 68        $ 68        $ 97        $  97
 Class B Shares.................      70          19          92           60
 Class C Shares.................      29          19          60           60
BALANCED PORTFOLIO
 Class A Shares.................      67          67          91           91
 Class B Shares.................      68          17          86           54
 Class C Shares.................      27          17          54           54
--------------------------------------------------------------------------------
                                         5 YEARS                10 YEARS*
                                    WITH       WITHOUT      WITH       WITHOUT
                                 REDEMPTIONS REDEMPTIONS REDEMPTIONS REDEMPTIONS
--------------------------------------------------------------------------------
THE FOCUS LIST PORTFOLIO
 Class A Shares.................    $127        $127        $214        $ 214
 Class B Shares.................     126         103         209          209
 Class C Shares.................     103         103         222          222
BALANCED PORTFOLIO
 Class A Shares.................     117         117         192          192
 Class B Shares.................     115          92         187          187
 Class C Shares.................      92          92         201          201

------
* Class B Shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight in the case of Class B shares.

---------------------------------------------------------------------------------
                                             INTERNATIONAL EQUITY
                                                   PORTFOLIO
                                            CLASS A      CLASS B      CLASS C
---------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Load Imposed On Purchases
 (as a percentage of offering price).......  5.50%         --           --
 Maximum Deferred Sales Charge Imposed on
 Redemptions (as a percentage of the amount
 subject to charge)........................   --   (2)    5.00%        1.00%
ANNUAL PORTFOLIO OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE DAILY NET ASSETS)
 Advisory Fees (after fee waiver)..........   --   (10)    --   (10)    --   (10)
 12b-1 Fees(4).............................  0.25%        0.75%        0.75%
 Other Expenses (after expense
   reimbursement)..........................  1.50%(10)    1.50%(10)    1.50%(10)
                                             ----         ----         ----
 Total Portfolio Operating Expenses (after
 fee waiver and expense reimbursement).....  1.75%(10)    2.25%(10)    2.25%(10)
                                             ====         ====         ====

------
See footnotes on page 7.

EXAMPLE:
 You would pay the following expenses on a hypothetical $1,000 investment, assuming a 5% annual return.

-------------------------------------------------------------------------------
                                        1 YEAR                  3 YEARS
                                   WITH       WITHOUT      WITH       WITHOUT
FUND                            REDEMPTIONS REDEMPTIONS REDEMPTIONS REDEMPTIONS
-------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
 Class A Shares................    $ 72        $ 72        $107        $107
 Class B Shares................      74          23         102          70
 Class C Shares................      33          23          70          70
-------------------------------------------------------------------------------
                                        5 YEARS                10 YEARS*
                                   WITH       WITHOUT      WITH       WITHOUT
                                REDEMPTIONS REDEMPTIONS REDEMPTIONS REDEMPTIONS
-------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
 Class A Shares................    $145        $145        $250        $250
 Class B Shares................     143         120         246         246
 Class C Shares................     120         120         258         258

------
* Class B Shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight in the case of Class B shares.

  The purpose of the foregoing tables is to assist you in understanding the costs and expenses borne by the Portfolios and investors, the payment of which will reduce investors' annual return. In addition to the expenses noted above, the Fund will charge $7.50 for each wire redemption. See "How to Redeem Shares." Long-term investors could pay more in 12b-1 fees than the economic equivalent of paying a front-end sales charge. For a description of the expense reimbursement or waiver arrangements in effect, see "Management of the Portfolios."

  THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

------
 (1) Prior to June 25, 1997, the STARS Portfolio invested all of its assets in the S&P STARS Master Series (the "Master Series"), a series of S&P STARS
  Fund. The Master Series had substantially the same investment objective, policies and restrictions as the STARS Portfolio.
 (2) In certain situations, where no sales charge is assessed at the time of purchase, a contingent deferred sales charge of up to 1.00% may be imposed on redemptions of Class A shares of each Portfolio within the first year after purchase. See "How to Buy Shares--Class A Shares."
 (3) With respect to Class B shares of the STARS Portfolio expense ratios are annualized and Other Expenses include a shareholder servicing fee of 0.25%. With respect to all classes, the Adviser has undertaken to waive its advisory fee and assume certain expenses of the STARS Portfolio other than brokerage commissions, extraordinary items, interest and taxes to the extent Total STARS Portfolio Operating Expenses exceed 1.50% for Class A, and 2.00% for Class B and Class C. Without such fee waiver, Advisory Fees stated above would have been 0.75% for each class. Other Expenses would have been 0.63% for Class A and 0.63% for Class C and Total STARS Portfolio Operating
  Expenses would have been 1.88% for Class A and 2.38% for Class C. With respect to Class B shares, Other Expenses are estimated to be 1.03%, and Total Portfolio Operating Expenses are estimated to be 2.53%.
 (4) With respect to Class A shares of the Large Cap Portfolio, Small Cap Portfolio, STARS Portfolio and Insiders Select Fund, 12b-1 fees include a shareholder servicing fee of 0.25% and a distribution fee of 0.25%. With respect to Class C shares of the Large Cap Portfolio, Small Cap Portfolio, STARS Portfolio and The Insiders Select Fund, 12b-1 fees include a shareholder servicing fee of 0.25% and a distribution fee of 0.75%. With respect to Class A shares of each Portfolio, Bear Stearns will waive the distribution fee to the extent that the Portfolio would otherwise exceed the National Association of Securities Dealers, Inc. ("NASD") limitations on asset-based sales charges. Pursuant to NASD rules, the aggregate deferred sales loads and annual distribution fees may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Portfolio rather than on a per shareholder basis. Therefore, a long-term shareholder of the Portfolio may pay more in distribution fees than the economic equivalent of 6.25% of such shareholder's investment in such shares. The maximum sales charge rule is applied separately to each class.
 (5) With respect to Class B shares of The Insiders Select Fund, expense ratios are annualized and Other Expenses include a shareholder servicing fee of 0.25%. With respect to all classes, the Adviser has undertaken to waive its investment advisory fee and assume certain expenses of the Portfolio other than brokerage commissions, extraordinary items, interest and taxes to the extent Total Portfolio Operating Expenses exceed 1.65% for Class A, and 2.15% for Class B and Class C. Without such fee waiver and expense reimbursement, Advisory Fees stated above would have been 1.00% for each class, Other Expenses would have been 1.24% for Class A and 1.25% for Class
  C, and Total Portfolio Operating Expenses would have been 2.74% for Class A and 3.25% for Class C. With respect to Class B shares, Other Expenses are estimated to be 2.22%, and Total Portfolio Operating Expenses are estimated to be 3.97%.
 (6) The Advisory Fee is payable at an annual rate equal to 1% of the Portfolio's average daily net assets, subject to increase or decrease by up to 0.50% annually depending on the Portfolio's performance. See "Management of the Portfolio--Investment Adviser."
 (7) With respect to Class A, B and C shares of the Large Cap and Small Cap Portfolios, the Adviser has undertaken to waive its investment advisory fee and assume certain expenses of each Portfolio other than brokerage commissions, extraordinary items, interest and taxes to the extent Total Portfolio Operating Expenses exceed 1.50% for Class A shares and 2.00% for each of Class B and C shares for each of the Portfolios. With respect to each Portfolio, without such fee waiver and expense reimbursement, Advisory Fees stated above would have been 0.75% for each class of Large Cap Value and Small Cap Value Portfolios. With respect to Class A shares, Other
  Expenses would have been 1.98% and 1.01%, for Large Cap Value and Small Cap Value Portfolios, respectively, and Total Portfolio Operating Expenses would have been 3.23% and 2.26% for Large Cap Value and Small Cap Value
  Portfolios, respectively. With respect to Class B shares, expense ratios are annualized and Other Expenses are estimated to be 1.55% and 1.81% for Large Cap Value and Small Cap Value Portfolios, respectively, each of which include a shareholder servicing fee of 0.25%, and Total Portfolio Operating Expenses for Class B shares are estimated to be 3.05% and 3.31% for Large
  Cap Value and Small Cap Value Portfolios, respectively. With respect to
  Class C shares, Other Expenses would have been 1.98% and 1.01% for Large Cap Value and Small Cap Value Portfolios, respectively, and Total Operating Expenses for Class C shares would have been 3.73% and 2.76% for Large Cap Value and Small Cap Value Portfolios, respectively.
 (8) With respect to Class A, B and C shares of the Focus List Portfolio, expense ratios are annualized and Other Expenses include a shareholder servicing fee of 0.25%. The Adviser has undertaken to waive its advisory fee and assume certain expenses of the Portfolio other than brokerage commissions, extraordinary items, interest and taxes to the extent Total Operating Expenses exceed 1.40% for Class A and 1.90% for Class C. Without such fee waiver and expense reimbursement, (i) Advisory Fees stated above would have been 0.65% for each class, (ii) Other Expenses are estimated to be 5.51% for Class A shares, 5.77% for Class B shares and 6.02% for Class C shares and (iii) Total Portfolio Operating Expenses are estimated to be 6.41% for Class A shares, 7.17% for Class B shares and 7.42% for Class C shares.

 (9) With respect to Class A, B and C shares of the Balanced Portfolio, expense ratios are annualized and Other Expenses include a shareholder servicing fee of 0.25%. The Adviser has undertaken to waive its investment advisory fee and assume certain expenses of the Portfolio other than brokerage commissions, extraordinary items, interest and taxes. Without such fee waiver and expense reimbursement, (i) Advisory Fees stated above would have been 0.65% for the Portfolio, (ii) Other Expenses are estimated to be 3.55% for Class A shares, 3.60% for Class B shares and 3.63% for Class C shares and (iii) Total Portfolio Operating Expenses are estimated to be 4.45% for Class A shares, 5.00% for Class B shares and 5.03% for Class C shares.
(10) With respect to Class A, B and C shares of the International Equity Portfolio, expense ratios are annualized and Other Expenses include a shareholder servicing fee of 0.25%. With respect to all classes, the Adviser has undertaken to waive its investment advisory fee and assume certain expenses of the Portfolio other than brokerage commissions, extraordinary items, interest and taxes. Without such fee waiver and expense reimbursement
  (i) Advisory Fees would have been 1.00% for the Portfolio, (ii) Other Expenses are estimated to be 4.56%, 4.54% and 4.54% for Class A, B and C shares, respectively and (iii) Total Portfolio Operating Expenses are estimated to be 5.81% for Class A shares and 6.29% for B and C shares.

                                 ------------

                             Financial Highlights

The information in the table below covering each Portfolio's investment results for the periods indicated has been audited by Deloitte & Touche LLP. Further financial data and related notes appear in the Portfolios' Annual Report for the fiscal year ended March 31, 1998, which is incorporated by reference into the Portfolios' Statement of Additional Information, which is available upon request.

Contained below are per share operating performance data, total investment return, ratios to average net assets and other supplemental data for Class A, B and C shares of each Portfolio for each period indicated. This information has been derived from information provided in each Portfolio's financial statements.

Further information about performance is contained in the Annual Report, which may be obtained without charge by writing to the address or calling one of the telephone numbers listed under "General Information."

-------------------------------------------------------------------------------------------
                                                                            DISTRI-
                          NET                   NET                         BUTIONS  NET
                          ASSET     NET         REALIZED AND     DIVIDENDS  FROM NET ASSET
                          VALUE,    INVESTMENT  UNREALIZED       FROM NET   REALIZED VALUE,
                          BEGINNING INCOME      GAIN ON          INVESTMENT CAPITAL  END OF
                          OF PERIOD (LOSS)**(1) INVESTMENTS**(2) INCOME     GAINS    PERIOD
-------------------------------------------------------------------------------------------
S&P STARS PORTFOLIO
CLASS A
 For the fiscal year
 ended March 31, 1998...   $16.13     $(0.13)        $6.69        $   --     $(2.72) $19.97
 For the fiscal year
 ended March 31, 1997...    14.92      (0.09)         2.63            --      (1.33)  16.13
 For the period April 3,
  1995* through
  March 31, 1996........    12.00        --           3.31            --      (0.39)  14.92
CLASS B
 For the period January
  5, 1998* through March
  31, 1998..............    17.37      (0.04)         2.53            --        --    19.86
CLASS C
 For the fiscal year
 ended March 31, 1998...    16.06      (0.22)         6.65            --      (2.64)  19.85
 For the fiscal year
 ended March 31, 1997...    14.86      (0.17)         2.62            --      (1.25)  16.06
 For the period April 3,
  1995* through
  March 31, 1996........    12.00      (0.06)         3.28            --      (0.36)  14.86
THE INSIDERS SELECT FUND
CLASS A
 For the fiscal year
 ended March 31, 1998...    14.58        --           6.30            --      (3.00)  17.88
 For the fiscal year
 ended March 31, 1997...    14.00       0.02          2.48          (0.01)    (1.91)  14.58
 For the period June 16,
  1995* through March
  31, 1996..............    12.00       0.03          1.98          (0.01)      --    14.00
CLASS B
 For the period January
  6, 1998* through March
  31, 1998..............    15.72       0.01          1.96            --        --    17.69
CLASS C
 For the fiscal year
 ended March 31, 1998...    14.48      (0.07)         6.21            --      (2.94)  17.68
 For the fiscal year
 ended March 31, 1997...    13.96      (0.06)         2.47            --      (1.89)  14.48
 For the period June 16,
  1995* through March
  31, 1996..............    12.00      (0.01)         1.97            --        --    13.96
LARGE CAP VALUE
PORTFOLIO
CLASS A
 For the fiscal year
 ended March 31, 1998...    17.17       0.05          7.15          (0.02)    (3.52)  20.83
 For the fiscal year
 ended March 31, 1997...    15.13       0.04          2.28          (0.10)    (0.18)  17.17
 For the period April 3,
  1995* through
  March 31, 1996........    12.00       0.06          3.10          (0.02)    (0.01)  15.13
CLASS B
 For the period January
  28, 1998* through
  March 31, 1998........    18.17      (0.01)         2.50            --        --    20.66
CLASS C
 For the fiscal year
 ended March 31, 1998...    17.11      (0.03)         7.10            --      (3.52)  20.66
 For the fiscal year
 ended March 31, 1997...    15.08      (0.02)         2.25          (0.02)    (0.18)  17.11
 For the period April 3,
  1995* through
  March 31, 1996........    12.00      (0.01)         3.10            --      (0.01)  15.08

-----
 * Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

-----------------------------------------------------------------------------------------------------
                                                       INCREASE/(DECREASE)
            NET             RATIO OF     RATIO OF NET  REFLECTED IN                        AVERAGE
            ASSETS,         EXPENSES TO  INVESTMENT    EXPENSE RATIOS AND NET              COMMISSION
TOTAL       END OF          AVERAGE      INCOME/(LOSS) INVESTMENT INCOME/(LOSS) PORTFOLIO  RATE
INVESTMENT  PERIOD          NET          TO AVERAGE    DUE TO WAIVERS AND       TURNOVER   PER
RETURN(3)   (000'S OMITTED) ASSETS(1)    NET ASSETS(1) REIMBURSEMENTS           RATE       SHARE(5)
-----------------------------------------------------------------------------------------------------
43.53%         $109,591      1.50%(6)    (0.83)%(6)            0.38%            172.78%(7) $0.0541(7)
16.87            67,491      1.50(6)     (0.59)(6)             0.70             220.00(7)   0.0595(7)
27.68            45,049      1.50(4)(6)  (0.01)(4)(6)          0.89(4)          295.97(7)   0.0603(7)
14.34             5,800      2.00(4)     (1.47)(4)             0.53(4)          172.78(7)   0.0541(7)
42.80            63,330      2.00(6)     (1.32)(7)             0.38             172.78(7)   0.0541(7)
16.33            37,622      2.00(6)     (1.09)(7)             0.70             220.00(7)   0.0595(7)
26.91            28,081      2.00(4)(7)  (0.45)(4)(6)          0.92(4)          295.97(7)   0.0603(7)
46.02            21,912      1.65         0.03                 1.09             115.64      0.0389
18.31            13,860      1.65         0.11                 1.82             128.42      0.0264
16.75            12,132      1.65(4)      0.38(4)              1.87(4)           93.45      0.0294
12.53             2,253      2.15(4)     (0.95)(4)             1.82(4)          115.64      0.0389
45.17            12,297      2.15        (0.46)                1.10             115.64      0.0389
17.69             9,519      2.15        (0.38)                1.81             128.42      0.0264
16.33             9,928      2.15(4)     (0.12)(4)             1.92(4)           93.45      0.0294
44.59             8,358      1.50         0.32                 1.73              61.75      0.0581
15.44             4,987      1.50         0.43                 1.58             136.67      0.0593
26.35             3,616      1.50(4)      0.46(4)              4.34(4)           45.28      0.0596
13.70               446      2.00(4)     (0.73)(4)             1.05(4)           61.75      0.0581
43.94             4,987      2.00        (0.19)                1.73              61.75      0.0581
14.87             2,986      2.00        (0.08)                1.61             136.67      0.0593
25.71             3,520      2.00(4)     (0.06)(4)             4.39(4)           45.28      0.0596

-----
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) Annualized.
(5) Represents average commission rate per share charged to the Portfolios on purchase and sales of investments subject to such commissions during each period.
(6) Includes S&P STARS' share of S&P STARS Master Series' expenses for the period prior to June 25, 1997.
(7) Portfolio turnover rate and average commission rate per share are related to S&P STARS Master Series for the period prior to June 25, 1997.

-----------------------------------------------------------------------------------------------
                            NET                      NET                   DISTRIBUTIONS  NET
                           ASSET       NET       REALIZED AND   DIVIDENDS    FROM NET    ASSET
                          VALUE,   INVESTMENT     UNREALIZED     FROM NET    REALIZED    VALUE,
                         BEGINNING   INCOME/       GAIN ON      INVESTMENT    CAPITAL    END OF
                         OF PERIOD (LOSS)**(1) INVESTMENTS**(2)   INCOME       GAINS     PERIOD
-----------------------------------------------------------------------------------------------
SMALL CAP VALUE
 PORTFOLIO
CLASS A
 For the fiscal year
 ended March 31, 1998...  $17.48     $(0.14)        $8.06         $ --        $(1.75)    $23.65
 For the fiscal year
 ended March 31, 1997...   15.87      (0.10)         1.95           --         (0.24)     17.48
 For the period April 3,
 1995* through March 31,
 1996...................   12.00      (0.07)         4.17           --         (0.23)     15.87
CLASS B
 For the period January
 21, 1998* through March
 31, 1998...............   19.95        --           3.53           --           --       23.48
CLASS C
 For the fiscal year
 ended March 31, 1998...   17.38      (0.24)         8.00           --         (1.66)     23.48
 For the fiscal year
 ended March 31, 1997...   15.79      (0.18)         1.93           --         (0.16)     17.38
 For the period April 3,
 1995* through March 31,
 1996...................   12.00      (0.10)         4.11           --         (0.22)     15.79
FOCUS LIST PORTFOLIO
CLASS A
 For the period December
 29, 1997* through March
 31, 1998...............   12.00      (0.01)         1.41           --           --       13.40
CLASS B
 For the period December
 29, 1997* through March
 31, 1998...............   12.00      (0.01)         1.39           --           --       13.38
CLASS C
 For the period December
 29, 1997* through March
 31, 1998...............   12.00      (0.01)         1.39           --           --       13.38
BALANCED PORTFOLIO
CLASS A
 For the period December
 29, 1997* through March
 31, 1998...............   12.00       0.06          0.91         (0.04)         --       12.93
CLASS B
 For the period December
 29, 1997* through March
 31, 1998...............   12.00       0.05          0.90         (0.03)         --       12.92
CLASS C
 For the period December
 29, 1997* through March
 31, 1998...............   12.00       0.05          0.90         (0.03)         --       12.92
INTERNATIONAL EQUITY
 PORTFOLIO
CLASS A
 For the period December
 29, 1997* through March
 31, 1998...............   12.00       0.01          1.76           --           --       13.77
CLASS B
 For the period December
 29, 1997* through March
 31, 1998...............   12.00        --           1.75           --           --       13.75
CLASS C
 For the period December
 29, 1997* through March
 31, 1998...............   12.00        --           1.75           --           --       13.75

-----
 * Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

----------------------------------------------------------------------------------------------
                                                      INCREASE/(DECREASE)
                                                         REFLECTED IN
                                        RATIO OF NET  EXPENSE RATIOS AND
                             RATIO OF    INVESTMENT     NET INVESTMENT               AVERAGE
  TOTAL     NET ASSETS, END EXPENSES TO INCOME/(LOSS)  INCOME/(LOSS) DUE  PORTFOLIO COMMISSION
INVESTMENT     OF PERIOD    AVERAGE NET  TO AVERAGE     TO WAIVERS AND    TURNOVER   RATE PER
RETURN(3)   (000'S OMITTED)  ASSETS(1)  NET ASSETS(1)   REIMBURSEMENTS      RATE     SHARE(5)
----------------------------------------------------------------------------------------------
  46.86%        $25,111        1.50%        (0.71)%          0.76%          90.39%   $0.0557
  11.71          13,143        1.50         (0.81)           1.00           56.88     0.0550
  34.36           6,474        1.50(4)      (0.66)(4)        2.32(4)        40.79     0.0572
  17.69             901        2.00(4)      (1.49)(4)        1.31(4)        90.39     0.0557
  46.10          18,082        2.00         (1.21)           0.76           90.39     0.0557
  11.12          11,071        2.00         (1.31)           0.99           56.88     0.0550
  33.59           6,753        2.00(4)      (1.09)(4)        2.39(4)        40.79     0.0572
  11.67           3,201        1.40(4)      (0.30)(4)        5.01(4)        28.91     0.0600
  11.50           2,399        1.90(4)      (0.78)(4)        5.27(4)        28.91     0.0600
  11.50           1,687        1.90(4)      (0.62)(4)        5.52(4)        28.91     0.0600
   8.04           3,852        1.20(4)       2.47(4)         3.25(4)        12.72     0.0543
   7.92           1,044        1.70(4)       1.96(4)         3.30(4)        12.72     0.0543
   7.92             858        1.70(4)       1.95(4)         3.33(4)        12.72     0.0543
  14.75           3,765        1.75(4)       0.53(4)         4.06(4)         3.26     0.0683
  14.58           2,137        2.25(4)      (0.06)(4)        4.04(4)         3.26     0.0683
  14.58           2,173        2.25(4)      (0.06)(4)        4.04(4)         3.26     0.0683

-----
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) Annualized.
(5) Represents average commission rate per share charged to the Portfolios on purchases and sales of investments subject to such commissions during each period.

                         Alternative Purchase Methods

By this Prospectus, each Portfolio offers investors three methods of purchasing its shares; investors may choose the class of shares that best suits their needs, given the amount of purchase, the length of time the investor expects to hold the shares and any other relevant circumstances. Each Portfolio share represents an identical pro rata interest in each Portfolio's investment portfolio.

CLASS A SHARES

Class A shares of each Portfolio are sold at net asset value per share plus a maximum initial sales charge of 5.50%, respectively, of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Shares--Class A Shares." The Class A shares of the Large Cap Value Portfolio, Small Cap Value Portfolio, Insiders Select Fund and the S&P STARS Portfolio are subject to an annual distribution and shareholder servicing fee at the rate of 0.50 of 1%, of the value of the average daily net assets of Class A. Class A shares of the Balanced, International Equity and Focus List Portfolios are subject to an annual distribution fee at the rate of 0.25 of 1% of the average daily net assets of Class A. Class A shares of the Balanced, International Equity and Focus List Portfolios are subject to an annual shareholder servicing fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class A shares incurred in connection with the personal service and maintenance of accounts holding Portfolio shares.

CLASS B SHARES

Class B shares of each Portfolio are sold without an initial sales charge, but are subject to a Contingent Deferred Sales Charge ("CDSC") of up to 5% if Class B shares are redeemed within six years of purchase. See "How to Redeem Shares--Class B Shares." The Class B shares of each Portfolio also are subject to an annual distribution fee at the rate of 0.75 of 1% of the value of the average daily net assets of Class B. Class B shares are subject to an annual shareholder servicing fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class B shares incurred in connection with the personal service and maintenance of accounts holding Portfolio shares. See "Management of the Portfolios--Distribution Plan" and "Shareholder Servicing Plan." Class B shares will convert to Class A shares, based on their relative net asset values, eight years after the initial purchase. The distribution and shareholder servicing fees will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares.

CLASS C SHARES

Class C shares of each Portfolio are subject to a 1% CDSC which is assessed only if Class C shares are redeemed within one year of purchase. See "How to Redeem Shares--Class C Shares." Class C shares of the Large Cap Value Portfolio, Small Cap Value Portfolio, Insiders Select Fund and S&P STARS Portfolio are subject to an annual distribution and shareholder servicing fee at the rate of 1.00%, of the average daily net assets of Class C. Class C shares of the Balanced, International Equity and Focus List Portfolios are subject to an annual distribution fee at the rate of 0.75 of 1% of the average daily net assets of Class C shares. Also, the Balanced, International Equity and Focus List Portfolios have an annual shareholder servicing fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class C shares. See "Management of the Portfolios--Distribution and Shareholder Servicing Plan" and "Shareholder Servicing Plan". The distribution and shareholder servicing fees will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares.

The decision as to which class of shares is more beneficial to each investor depends on the amount and the intended length of time of the investor's investment. Each investor should consider whether, during the anticipated life of the investor's investment in a Portfolio, the accumulated distribution and shareholder servicing fee and CDSC, if any, on Class B or C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the net return of Class A. See "How to Buy Shares--Choosing a Class of Shares."

                         Description of the Portfolios

GENERAL

The Fund is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain purposes under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. As described below, for certain matters Fund shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Large Cap Value Portfolio, Small Cap Value Portfolio, International Equity Portfolio, Balanced Portfolio, S&P STARS Portfolio, the Insiders Select Fund and the Focus List Portfolio are being offered. From time to time, other portfolios may be established and sold pursuant to other offering documents. See "General Information."

NON-DIVERSIFIED STATUS

The S&P STARS Portfolio, The Insiders Select Fund and the Focus List Portfolio are non-diversified portfolios. A Portfolio's classification as a "non-diversified" investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, each Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which generally requires that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of each Portfolio's total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of each Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). Since a relatively high percentage of each non-diversified Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry or economic sector, the non-diversified Portfolios' securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

                      Investment Objectives and Policies

The investment objectives and principal investment policies of each Portfolio are described below. Each Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting shares. There can be no assurance that a Portfolio's investment objective will be achieved.

LARGE CAP VALUE PORTFOLIO (THE "LARGE CAP PORTFOLIO") AND SMALL CAP VALUE PORTFOLIO (THE "SMALL CAP PORTFOLIO")

The investment objective of the Large Cap and Small Cap Portfolios is capital appreciation.

The Large Cap Portfolio invests, under normal market conditions, substantially all of its assets in equity securities of issuers with market capitalizations of $1 billion or more and identified by the Adviser as value companies.

The Small Cap Portfolio invests, under normal market conditions, substantially all of its assets in equity securities of issuers with market capitalizations of up to $1 billion and identified by the Adviser as value companies.

To determine whether a company's stock falls within the value classification, the Adviser analyzes it based on fundamental factors such as price-to-book ratios, price-to-earnings ratios, earnings growth, dividend payout ratios, return on equity, and the company's beta (a measure of stock price volatility relative to the market generally). In general, the Adviser believes that companies with relatively low price-to-book ratios, low price-to-earnings ratios or higher-than-average dividend payments in relation to price should be classified as value companies.

For potential investments, the Adviser also, among other matters, may review new management and upcoming corporate restructuring plans, consider the general business cycle and the company's position within a specific industry and consider the responsiveness of the company to identified problems in an effort to assess the likelihood of future appreciation of the company's securities.

The Adviser anticipates that at least 85% of the value of each of the Large Cap and Small Cap Portfolio's total assets (except when maintaining a temporary defensive position) will be invested in equity securities of domestic and foreign issuers. Each Portfolio expects, under normal market conditions, to invest less than 10% of its assets in the equity securities of foreign issuers. Equity securities consist of common stocks, convertible securities and preferred stocks. The convertible securities and preferred stocks in which each Portfolio may invest will be rated at least investment grade by a nationally recognized statistical rating organization at the time of purchase. Each Portfolio may invest, in anticipation of investing cash positions, in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment-grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth in the Appendix.

INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio's investment objective is long-term capital appreciation.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in the equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States, including common stock, preferred stock, depositary receipts for stock and other securities having the characteristics of stock (such as an equity or ownership interest in a company) of foreign companies.

Up to 35% of the Portfolio's total assets may be invested in debt obligations. The debt obligations in which the Portfolio may invest include fixed or floating-rate bonds, notes, debentures, commercial paper, loan participations, Brady Bonds, convertible securities and other debt securities issued or guaranteed by governments, agencies or instrumentalities, central banks, commercial banks or private issuers, including repurchase agreements with respect to obligations of governments or central banks.

Under normal market conditions, the Portfolio intends to invest in the securities of foreign companies located in at least three countries outside of the United States. The Portfolio expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and Japan. The Portfolio may also invest in the securities of issuers located in Australia, Canada, New Zealand and emerging market countries.

"Emerging market countries" are countries that are considered to be emerging or developing by the World Bank, the International Finance Corporation, or the United Nations and its authorities. Emerging market countries include, but are not limited to, the following: Algeria, Argentina, Bahrain, Bangladesh, Bolivia, Botswana, Brazil, Chile, China, Colombia, Costa Rica, Cyprus, Czech Republic, Dominican Republic, Ecuador, Egypt, Estonia, Finland, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Ivory Coast, Jamaica, Jordan, Kenya, Lebanon, Malaysia, Mauritius, Mexico, Morocco, Namibia, Nicaragua, Nigeria, Oman, Pakistan, Panama, Peru, Philippines, Poland, Portugal, Russia, Singapore, Slovakia, South Africa, South Korea, Sri Lanka, Swaziland, Taiwan, Thailand, Trinidad & Tobago, Tunisia, Turkey, Uruguay, Venezuela, Zambia, and Zimbabwe. A company is considered to be an emerging market company if (i) its securities are principally traded in the capital markets of an emerging market country; (ii) it derives at least 50% of its total revenue from either goods produced or services rendered in emerging market countries or from sales made in emerging market countries, regardless of where the securities of such companies are principally traded; (iii) it maintains 50% or more of its assets in one or more emerging market countries; or (iv) it is organized under the laws of, or has a principal office in, an emerging market country.

BALANCED PORTFOLIO

The Balanced Portfolio's investment objective is long-term capital growth and current income. The Portfolio seeks capital appreciation primarily through the equity component of its portfolio while investing in fixed-income securities primarily to provide income for regular quarterly dividends.

The Balanced Portfolio invests, under normal circumstances, between 40% and 60% of its total assets in equity securities. The Portfolio also invests at least 25% of its total assets in fixed-income senior securities and the remainder of its assets in other fixed-income securities and cash. The percentage of the Portfolio invested in equity and fixed-income securities will vary from time to time as the Adviser evaluates their relative attractiveness based on market valuations, economic growth and inflation prospects. This allocation is subject to the Portfolio's intention to pay regular quarterly dividends. The amount of quarterly dividends can also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Portfolio's assets invested in fixed-income securities.

A portion of the Portfolio's portfolio of equity securities may be selected primarily to provide current income. Equity securities selected to provide current income may include interests in real estate investment trusts, convertible securities, preferred stocks, utility stocks and interests in limited partnerships.

The Balanced Portfolio's fixed income securities primarily include securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, corporations or other entities, mortgage-backed and asset-backed securities, municipal securities, custodial receipts and U.S. dollar denominated securities issued by foreign governments.

S&P STARS PORTFOLIO (THE "STARS PORTFOLIO")

The STARS Portfolio's investment objective is to provide investment results that exceed the total return of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Stock Index (the "S&P 500").

In implementing its investment strategy, the Adviser principally uses Standard & Poor's ("S&P") Stock Appreciation Ranking System (or STARS) to identify a universe of securities in the highest category (which is five stars) to evaluate for purchase and in the lowest category (which is one star) to evaluate for short selling. The Adviser believes that this approach will provide opportunities to achieve performance that exceeds the S&P 500's total return.

STARS ranks on a scale from five stars (highest) to one star (lowest) the stocks of approximately 1,100 issuers analyzed by S&P's research staff of securities analysts. STARS represents the evaluation of S&P's analysts of the short-term (up to 12 months) appreciation potential of the evaluated stocks. The rankings are as follows:

  ***** Buy-Expected to be among the best performers over the next 12 months and to rise in price.

  ****    Accumulate-Expected to be an above-average performer.

  ***     Hold-Expected to be an average performer.

  **      Avoid-Expected to be a below-average performer.

  * Sell-Expected to be a well-below-average performer and to fall in price.

STARS was introduced by S&P in January 1987. Since 1993, on average, the five star category has consisted of approximately 95 stocks, the four star category has consisted of approximately 385 stocks, the three star category has consisted of approximately 530 stocks, the two star category has consisted of approximately 90 stocks, and the one star category has consisted of between approximately 10 and 23 stocks. Rankings may change frequently as developments affecting individual securities and the markets are considered by the S&P analysts.

For purposes of evaluating the performance of stocks in the various categories, and thus of the performance of its analysts, S&P has created a model which initially gives equal weight by dollar amount to the stocks in the various categories, does not rebalance the portfolio based on changes in values or rankings and does not take into account dividends or transaction costs. STARS is only a model; it does not reflect actual investment performance. While its performance cannot be used to predict actual results, S&P believes it is useful in evaluating the capability of its analysts. INVESTORS SHOULD RECOGNIZE THAT THE POOL OF S&P ANALYSTS CHANGES AND THEIR PAST PERFORMANCE IS NOT NECESSARILY PREDICTIVE OF FUTURE RESULTS EITHER OF THE MODEL OR OF THE STARS PORTFOLIO. From January 1, 1987 through March 31, 1998:

  . The S&P 500 (measured on a total return basis, without dividend reinvestment)* increased by 354.95%
  . The ranked stocks, measured as described above, changed in value as follows*:

    . Five stars-+721.35%

    . Four stars-+427.92%

    . Three stars-+261.04%

    . Two stars-+209.63%

    . One star-(31.28)%

The STARS Portfolio believes that this information should be used by investors only in their consideration that, historically, the five star stocks, measured as described above, have significantly outperformed lower-ranked stocks and the one star stocks, similarly measured, have significantly underperformed the higher-ranked stocks. THIS INFORMATION SHOULD NOT BE USED TO PREDICT WHETHER
------
* During this period, the average dividend yields on securities included in the S&P 500 and the securities ranked five stars were approximately 2.8% and 1.6%, respectively.

THE RESULTS WILL OCCUR IN THE FUTURE OR THE ACTUAL PERFORMANCE OF A PARTICULAR CATEGORY. STARS performance has been more volatile than that of conventional indices such as the Dow Jones Industrial Average and the S&P 500. In addition, at times, lower-ranked STARS categories have outperformed higher-ranked STARS categories and higher-ranked STARS categories have under performed the S&P
500. Specifically, the performance of five star and one star stocks has not consistently exceeded or fallen below the performance of the S&P 500. In some years, one star stocks have outperformed the S&P 500 as well as five star stocks; in other years, both one and five star stocks have outperformed the S&P 500. In 1994, one star stocks outperformed the S&P 500, which in turn outperformed five star stocks. In 1995, the S&P 500 outperformed five star stocks, which in turn outperformed one star stocks. In 1996 and 1997 five star stocks outperformed both the one star stocks and the S&P 500. INVESTORS ALSO SHOULD CONSIDER THAT THE STARS PORTFOLIO IS MANAGED ACTIVELY--AND, THUS, ITS PERFORMANCE WILL DEPEND MATERIALLY ON THE ADVISER'S INVESTMENT DETERMINATIONS AND WILL INCUR TRANSACTION AND OTHER COSTS, INCLUDING MANAGEMENT AND 12B-1 FEES, WHICH ARE NOT REFLECTED IN THE FOREGOING INFORMATION. The total returns for Class A and C shares of the STARS Portfolio for the year ended March 31, 1998, and the average annual total returns for the Portfolio for the period April 5, 1995 (commencement of investment operations) through March 31, 1998 were as follows:

                                 TOTAL RETURNS

                                                     ONE YEAR ENDED AVERAGE
                                                     MARCH 31, 1998 ANNUAL(/3/)
                                                     -------------- -----------
S&P STARS PORTFOLIO(/2/)
CLASS A SHARES(/4/).................................     36.75%        26.90%
CLASS C SHARES......................................     42.80         28.31
S&P 500 INDEX(/1/)..................................     47.95         32.41
CONSUMER PRICE INDEX................................      1.31          2.31

------
(/1/)The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment.
(/2/)The Adviser waived its advisory fee and agreed voluntarily to reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess limitations.
(/3/)For the period of April 5, 1995 (commencement of investment operations)
     through March 31, 1998 for Class A and C shares.
(/4/)Reflects the initial maximum sales charge in effect at the beginning of the period (4.75%). Without the applicable sales charge, the total returns would have been 43.53% and 28.98%, respectively, for each period shown.

STARS is available to the public through various S&P publications. The Adviser has access to STARS through S&P's MarketScope, a computer-accessed subscription service available for an annual fee, currently with more than 74,000 subscriber terminals.

The STARS Portfolio invests primarily in equity securities that, at the time of purchase, ranked five stars in STARS or at their time of short sale were ranked as one star in STARS.

As its investment strategy, the Adviser uses STARS to identify a universe of securities in the five star category to evaluate for purchase and in the one star category to evaluate for short selling. The Adviser anticipates that at least 85% of the value of the Portfolio's total assets (except when maintaining a temporary defensive position) will be invested in common stocks that, at their time of purchase, were ranked as five stars in STARS or, at their time of short sale, were ranked as one star in STARS. The Portfolio may invest up to 15% of its assets in common stocks without regard to STARS ranking, if the Adviser believes that such securities offer opportunities for capital appreciation. The Adviser will not seek to replicate STARS performance and will not necessarily sell a security once it has been downgraded from five stars or cover a short position once it has been upgraded from one star. From time to time, certain closed-end investment companies are ranked by STARS and will be eligible for purchase by the Portfolio. Subsequent market appreciation of a security or changes in total assets due to subscriptions and redemptions or dividends or distributions to shareholders will not by themselves cause a violation of this investment policy. In addition, a subsequent downgrade of a five star ranked security (or a subsequent upgrade of a one-star security that has been sold short) will cause the security to be included in the 15% calculation, but will not by itself cause the Portfolio to violate this limitation. If at any time, however, the Portfolio exceeds the 15% limitation, the Portfolio will not purchase additional non-five star ranked securities or sell short additional non-one star ranked securities. The Portfolio may invest, in anticipation of investing cash positions and, without limitation, for temporary defensive purposes, in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment-grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth in the "Investment Techniques" and the Appendix. The STARS Portfolio may invest in put options on an index or individual securities to hedge against unanticipated market decline, and may engage in other options strategies. The STARS Portfolio will not count put options or premiums paid for options, or the value of money market instruments for purposes of determining compliance with the 15% limitation.

STARS PERFORMANCE
STARS rankings are the subjective determination of S&P's analysts. The pool of these analysts changes. Past performance of securities and issuers included in STARS cannot be used to predict future results of the Portfolio, which is managed actively by the Adviser and the results of which should be expected to vary from the performance of STARS. Neither of the STARS Portfolio, Bear Stearns or the Adviser have any ongoing relationship with S&P regarding the STARS Portfolio other than the right for a fee to use the S&P, Standard & Poor's and STARS trademarks in connection with the management of mutual funds and access to STARS through S&P's publicly available subscription service.

THE INSIDERS SELECT FUND

The Insiders Select Fund's investment objective is capital appreciation.

The Adviser selects portfolio securities by analyzing the behavior of (i) corporate insiders, officers, directors and significant stockholders through an analysis of their publicly filed reports of their trading activities in the equity securities of the companies for which they are insiders, (ii) financial analysts, through an analysis of their published reports about covered companies, including predicted earnings and revisions to predicted earnings, and (iii) the company itself, through an analysis of its behavior as to corporate finance matters, such as stock repurchase programs, dividend policies and new securities issuance.

Corporate insiders are believed by the Adviser to be in the best position to understand the near-term prospects of their companies. The Adviser believes that insider behavior can be observed and analyzed since insiders are required to disclose transactions in their company's equity securities to the Securities and Exchange Commission generally no later than the tenth day of the month following the transaction. Each month many thousands of these disclosures are received. The Adviser believes that collecting, classifying and analyzing these transactions provides valuable investment management information.

These insiders may have many reasons for transacting in company stock and stock options. Many of these are entirely incidental to the future of the company. For example, an insider may sell stock to buy a home or finance a college education for his or her child. Likewise a new management team may wish to signal confidence in the company by making token purchases of the company's equity. Many other transactions, however, are related directly to the insider's beliefs about the near-term price expectations for the company's stock. An insider who exercises long-term options early for small profits likely believes the stock soon will decline. Insiders who exercise options, hold the stock, and buy in the open market probably believe that the stock soon will rise. Clusters of insiders making substantial buys or sells indicate broad agreement within a firm as to the direction of the stock.

Financial analysts use a variety of means to learn more about the companies they follow. Among these are visits to the company and in-depth discussions with management. Successful analysts learn to interpret the words and actions of management and the firm itself. Likewise, management uses its discussions with certain analysts as a means of signaling its views to the marketplace. The Adviser monitors changes in analysts' predicted earnings and ratings. The Adviser believes that analysts' revisions can be a valuable indicator of future returns for the company's stock.

Part of the normal activity of every public company is its financing decisions. A company must routinely decide whether to maintain or change its dividend policy, whether to buy its own stock in the open market or whether to issue new securities. From time to time the company may decide that its stock is undervalued. Many companies see undervaluation as an opportunity to purchase the company's stock in the open market. The Adviser believes that by monitoring changes in shares outstanding (in the hands of the public), a useful signal can be extracted relating to the company's beliefs about its prospects. Similarly, the company's decision to sell securities to the public or another firm can be an indication that the company believes that its stock has reached a near-term high, a potentially useful sell signal.

Insiders, analysts and the company each send signals that can be analyzed by the Adviser to produce valuable information about the prospects for individual companies. The Adviser believes that the most powerful analysis, however, comes from the interaction of all three sources. While no one signal alone determines whether a security will be purchased or sold, no security will be considered for purchase or sale unless a positive or negative signal, as the case may be, is received from insider behavior. In its analysis, the Adviser uses only data that is available to the public. The Adviser obtains the data on insider trading activity from CDA/Investnet, which compiles this information from publicly available Securities and Exchange Commission filings.

Under normal market conditions, the Adviser invests substantially all of the Portfolio's assets in the equity securities of U.S. issuers. The Adviser selects equity securities believed by it to provide opportunities for capital appreciation or gains through short selling. Issuers are selected without regard to market capitalization, although the Adviser anticipates that the issuers principally will be mid- to-large capitalization companies, that is, those with market capitalizations exceeding $1 billion. The Adviser selects from the universe of U.S. equity securities those securities it believes, in the aggregate, will approximate or exceed the total return performance of the Standard & Poor's MidCap 400 Index Stock Index* (the "S&P MidCap 400 Index"). The Portfolio will not invest in all or substantially all of the common stocks included in the S&P MidCap 400 Index and may invest in stocks that are not included in the S&P MidCap 400 Index.

By investing in this manner--that is, purchasing other equity securities in a manner intended to approximate or exceed the performance of the S&P MidCap 400 Index--the Adviser seeks to exceed the total return of the S&P MidCap 400 Index.

The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size (median market capitalization of about $2.1 billion as of March 31, 1998), liquidity, and industry group representation. It is a market-weighted index, with each stock affecting the Index in proportion to its market value.

Under normal market conditions, the Portfolio expects to have less than 15% of its assets invested in money market instruments. However, when the Adviser determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive posture and invest all of its assets in money market instruments.

FOCUS LIST PORTFOLIO

The Focus List Portfolio's investment objective is capital appreciation.

The Focus List Portfolio will invest at least 65% of its total assets in the common stocks of U.S. and foreign issuers that, at the time of purchase, are on the Bear Stearns Equity Focus List (the "Focus List"). The Portfolio is designed for investors seeking to maximize returns from a fully invested, all-equity portfolio. The Portfolio is not a market-timing vehicle. Except for short-term liquidity purposes, cash reserves are not expected to exceed 10% of Focus List Portfolio assets.

THE BEAR STEARNS FOCUS LIST
The Bear Stearns Equity Research Department has over 80 equity analysts who cover more than 900 common stocks of U.S. and foreign companies. Using a rating system of "1" through "5," analysts assign stocks the following ratings: 1 ("Buy," the highest rating), 2 ("Attractive"), 3 ("Neutral"), 4 ("Avoid"), 5 ("Sell"). Approximately 300 stocks are rated as Buy or Attractive by a Bear Stearns Research analyst.

A Buy rating is assigned to stocks that the Bear Stearns Research analyst and the Research Stock Selection Committee (comprised of senior Research personnel) feel will significantly outperform the market over the next three to six months because of a catalyst or near-term event that is expected to trigger upward movement in the stock's price. These catalysts may include a change in management, the introduction of a new product or a change in the industry outlook. An Attractive rating means that an analyst has determined that the stock has solid long-term growth prospects either because of, or in comparison to, its industry and that it is undervalued in comparison to its industry.

Domestic and international stocks and American Depositary Receipts (ADRs) rated Buy (1) or Attractive (2) are eligible for inclusion on the Focus List. Stocks are picked by the Focus List Committee, whose current members are Kathryn Booth, Director of Global Research for Bear Stearns, and Elizabeth Mackay, Chief Investment Strategist of Bear Stearns. The Committee generally
------
* "Standard & Poor's," "S&P(R)" and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's or The McGraw-Hill Companies, Inc.

maintains twenty stocks on the list and any new additions are usually accompanied by a comparable number of deletions. The Committee monitors the Focus List daily, and candidates are considered based on any one or more of the following criteria: market outlook, perception of the stock's sector, and an analyst's view of the stock's current valuation relative to the market and its industry.

Stocks that are downgraded below Attractive by an analyst are automatically deleted from the Focus List. However, the Focus List Committee may delete stocks for other reasons including, but not limited to, achievement of its target price range, the failure of a catalyst to materialize or have its expected effect, and/or the appearance of new, more attractive opportunities.

INVESTMENT STRATEGY
Generally, as soon as practicable after public announcement, the Adviser will purchase a security that has been added to the Focus List and will sell a security when the security has been removed from the Focus List. The Adviser determines what percentage of the Portfolio's total assets are to be allocated into each Focus List stock and makes changes in allocation percentages as investment and economic conditions change. The Adviser intends to allocate portfolio transactions so that the Portfolio qualifies as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") although there can be no assurance that this goal will be achieved (see "Dividends, Distributions and Taxes"). Depending upon market conditions and to the extent the Portfolio needs to hold cash balances to satisfy shareholder redemption requests, the Adviser may not immediately purchase a new Focus List stock and/or may continue to hold one or more Focus List stocks that have been deleted from the Focus List. The Adviser will not have access to the Focus List prior to its becoming publicly disseminated.

The Focus List Portfolio may invest up to 35% of its total assets in Portfolio stocks that are not on the Focus List, although it currently intends to limit its investment in non-Focus List securities to 20% of the Portfolio's total assets under normal market conditions. The Portfolio will purchase stocks that are not on the Focus List when the Adviser determines that any stocks on the Focus List are inappropriate for the Portfolio because they are illiquid, would cause the Portfolio to be overweighted in a particular sector or overly concentrated in a particular industry, or for any other reason.

The Investment Strategy described above will be implemented to the extent it is consistent with maintaining the Portfolio's qualification as a regulated investment company under the Code. See "Dividends, Distributions and Taxes."

For temporary defensive purposes, the Focus List Portfolio may invest up to 100% of its total assets in cash and cash equivalents, including high quality short-term money market investments.

POTENTIAL INVESTMENT RESTRICTIONS
It is possible that the Focus List will include stocks of issuers for which Bear Stearns or one of its affiliates performs banking services for which it receives fees, as well as stocks of issuers in which Bear Stearns or one of its affiliates makes a market and may have a long or short position in the stock. When Bear Stearns or one of its affiliates is engaged in an underwriting or other distribution of stock of an issuer, the Adviser may be prohibited from purchasing the stock of the issuer for the Focus List Portfolio. The activities of Bear Stearns or one of its affiliates may, from time to time, limit the Focus List Committee's ability to include stocks on the Focus List or the Focus List Portfolio's flexibility in purchasing and selling such stocks. In addition, the Focus List is available to other clients of Bear Stearns and its affiliates, including the Adviser, as well as the Focus List Portfolio.

                             Investment Techniques

Each Portfolio may engage in various investment techniques, such as options and futures transactions, short selling and lending portfolio securities, each of which involves risk. Options and futures transactions, as well as investments in certain asset-backed, mortgage-backed and government securities, involve "derivative securities." For a discussion of these other investment techniques and their related risks, see "Appendix--Investment Techniques" and "Risk Factors" below.

EQUITY SECURITIES (ALL PORTFOLIOS)
The Portfolios may invest in equity securities. These securities may include foreign and domestic common stocks or preferred stocks, rights and warrants and debt securities which are convertible or exchangeable for common stock or preferred stock. Under normal conditions, the Balanced Portfolio will not invest less than 40% or more than 60% of its total assets in equity securities.

SHORT SELLING (LARGE CAP PORTFOLIO, SMALL CAP PORTFOLIO, THE INSIDERS SELECT FUND AND STARS PORTFOLIO)
A Portfolio may engage in short selling. Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Portfolio replaces a borrowed security in connection with a short sale, the Portfolio will: (a) maintain daily a segregated account, containing liquid securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the Securities and Exchange Commission.

A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest a Portfolio may be required to pay in connection with a short sale. Each Portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short by a Portfolio.

Each Portfolio anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Portfolio's net assets. No Portfolio may sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of its net assets. No Portfolio may sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 2% of the outstanding securities of that class.

SHORT SALES "AGAINST THE BOX" (LARGE CAP PORTFOLIO, SMALL CAP PORTFOLIO, IN-SIDERS SELECT FUND, INTERNATIONAL EQUITY PORTFOLIO, STARS PORTFOLIO AND BAL-ANCED PORTFOLIO)
A Portfolio may make short sales "against the box," a transaction in which a Portfolio enters into a short sale of a security which a Portfolio owns. The proceeds of the short sale will be held by a broker until the settlement date, at which time a Portfolio delivers the security to close the short position. A Portfolio receives the net proceeds from the short sale. The Large Cap Portfolio, Small Cap Portfolio, STARS Portfolio, Balanced Portfolio and Insiders Select Fund at no time will have more than 15% of the value of its net assets in deposits on short sales against the box and the International Equity Portfolio at no time will have more than 25% of its net deposits on short sales against the box. It currently is anticipated that each Portfolio will make short sales against the box for purposes of protecting the value of the Portfolio's net assets. There are certain tax implications associated with this strategy. See "Dividends, Distributions and Taxes."

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS (LARGE CAP PORTFOLIO, SMALL CAP PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, THE INSIDERS SELECT FUND AND FOCUS LIST PORTFOLIO)
A Portfolio may enter into stock index futures contracts, and options with respect thereto, in U.S. domestic markets. These transactions will be entered into as a substitute for comparable market positions in the underlying securities or for hedging purposes. Although a Portfolio is not a commodity pool, it is subject to rules of the Commodity Futures Trading Commission (the "CFTC") limiting the extent to which it may engage in these transactions.

Each Portfolio's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the CFTC. In addition, a Portfolio may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5%
of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. To the extent a Portfolio engages in the use of futures and options on futures for other than bona fide hedging purposes, the Portfolio may be subject to additional risk.

Engaging in these transactions involves risk of loss to a Portfolio which could adversely affect the value of a shareholder's investment. Although a Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Portfolio to substantial losses. In addition, engaging in futures transactions in foreign markets may involve greater risks than trading on domestic exchanges.

Successful use of futures by a Portfolio also is subject to the Adviser's ability to predict correctly movements in the direction of the market or foreign currencies and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Portfolio has hedged against the possibility of a decline in the market adversely affecting the value of securities held in its portfolio and prices increase instead, a Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Portfolio may be required to segregate cash or liquid securities in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting a Portfolio's ability otherwise to invest those assets.

A Portfolio may take advantage of opportunities in the area of options and futures contracts, options on futures contracts and any other derivative investments which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for a Portfolio. Before entering into such transactions or making any such investment, a Portfolio will provide appropriate disclosure in its prospectus.

FOREIGN SECURITIES
EQUITY SECURITIES (LARGE CAP PORTFOLIO, SMALL CAP PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, FOCUS LIST PORTFOLIO AND BALANCED PORTFOLIO). The International Equity Portfolio intends to invest, under normal circumstances, substantially all, and at least 65%, of its total assets in the equity securities of foreign issuers. All other Portfolios may invest in equity securities that are issued by foreign issuers and are traded in the United States. All such securities will be issued by foreign companies that comply with U.S. accounting standards.

Equity securities include common stock, preferred stock, depositary receipts for stock and other securities having the characteristics of stock (such as an equity or ownership interest in a company).

DEPOSITARY RECEIPTS (LARGE CAP PORTFOLIO, SMALL CAP PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, FOCUS LIST PORTFOLIO AND STARS PORTFOLIO). A Portfolio may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (collectively "Depositary Receipts"). In general, Depositary Receipts are receipts for the shares of a foreign company held in the custody of a depositary institution that entitles the holder to all dividends and capital gains of the underlying shares. ADRs represent the shares of foreign companies held in domestic banks. ADRs are quoted in U.S. dollars and are traded on domestic exchanges. EDRs and GDRs are receipts evidencing an arrangement with a foreign bank.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (LARGE CAP PORTFOLIO, SMALL CAP PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO AND BALANCED PORTFOLIO). A Portfolio may purchase or sell forward foreign currency exchange contracts ("forward contracts") for hedging and speculative investment purposes.

A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Portfolio may enter into a forward contract, for example, for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge").

When a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract by selling an amount of that foreign currency up to 95% of the value of the Portfolio's securities denominated in such foreign currency. If a Portfolio believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, a Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

In addition, a Portfolio may enter into forward contracts to seek to increase total return when the Adviser or the Sub-Adviser, as the case may be, anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the portfolio. When entered into to seek to enhance return, forward contracts are considered speculative.

FIXED INCOME SECURITIES (INTERNATIONAL EQUITY PORTFOLIO)
Under normal conditions, the International Equity Portfolio may invest up to 35% of its total assets in debt securities. The debt securities in which a Portfolio may invest may be unrated or rated in the lowest rating categories by Standard & Poor's or Moody's (e.g., securities rated D by Moody's or Standard & Poor's). Fixed income securities rated BB by Standard & Poor's, Ba by Moody's or below (or comparable unrated securities) are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in higher-rated debt securities. Also, to the extent that the rating assigned to a security in a Portfolio's portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

CORPORATE DEBT OBLIGATIONS (BALANCED PORTFOLIO)
The Balanced Portfolio may invest in corporate debt obligations rated A or higher by Standard & Poor's or Moody's or, if unrated, of similar quality. The Portfolio may also invest up to 5% of its total assets in corporate debt obligations rated below A but not lower than B by Standard & Poor's or Moody's, or, if unrated, of similar quality. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations. Investment in lower-rated debt securities entails greater speculative risks than those associated with investment in higher-rated debt securities. Under normal conditions, the Portfolio will not invest more than 60% of its total assets in corporate debt obligations.

U.S. GOVERNMENT SECURITIES (LARGE CAP PORTFOLIO, SMALL CAP PORTFOLIO, S&P STARS PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO AND THE INSIDERS SELECT FUND)
A Portfolio may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. A Portfolio may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically. Under normal conditions, the Balanced Portfolio and the International Equity Portfolio will not invest more than 35% of its total assets in U.S. Government securities.

MONEY MARKET INSTRUMENTS (ALL PORTFOLIOS)
Each Portfolio may invest in money market instruments, including U.S. Government obligations, U.S. Treasury bills and commercial paper that is (a) rated at the time of purchase in the highest category by a nationally recognized statistical rating organization; (b) issued by a company having outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA by S&P, Fitch or Duff; or (c) if unrated, of comparable quality. Each Portfolio may also invest in bank obligations, including without limitation, time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations, which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry. A Portfolio will not invest more than 25% of its total assets in bank obligations. Under normal conditions, the Portfolios will limit their investments in money market instruments as follows: International Equity Portfolio: 35% of total assets; Balanced Portfolio: 20% of total assets; Focus List Portfolio: 10% of total assets; and Large Cap and Small Cap
Portfolios: 15% of total assets.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS (ALL PORTFOLIOS)
Each Portfolio may purchase when-issued securities. When-issued transactions arise when securities are purchased by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. A Portfolio may also purchase securities on a forward commitment basis, that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. A Portfolio is required to hold and maintain in a segregated account with a Portfolio's custodian until three days prior to the settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, a Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Portfolio would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Portfolio may dispose of when-issued securities or forward commitments prior to settlement if the Adviser deems it appropriate to do so. Under normal conditions, a Portfolio will not invest more than 33 1/3% (20% in the case of the International Equity Portfolio) of its total assets in when-issued securities or forward commitments.

HEDGING AND RETURN ENHANCEMENT STRATEGIES (ALL PORTFOLIOS)
Each Portfolio may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to attempt to enhance return. These strategies currently include futures contracts and related options (including interest rate futures contracts and options), options on securities, financial indices and currencies, and forward currency exchange contracts. The Portfolios' ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. See "Portfolio Securities" in each Portfolio's Statement of Additional Information. New financial products and risk management techniques continue to be developed, and each Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

A Portfolio will not purchase or sell futures contracts or related options, or options on stock indices, if immediately thereafter the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options exceeds 5% of the Portfolio's total assets. This restriction does not apply to the purchase and sale of futures contracts and related options made for "bona fide hedging purposes."

OPTIONS ON SECURITIES, INDICES AND FOREIGN CURRENCIES (ALL PORTFOLIOS)
In certain circumstances, each Portfolio may engage in options transactions, such as purchasing put or call options or writing (selling) covered put or call options on securities, indices and foreign currencies. A Portfolio may purchase call options to gain market exposure in a particular sector while limiting downside risk. A Portfolio may purchase put options in order to hedge against an anticipated loss in value of Portfolio securities. The principal reason for writing covered call options (which are call options with respect to which the Portfolio owns the underlying security or securities) is to realize, through the receipt of premiums, a greater return than would be realized on the Portfolio's securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. A Portfolio may not invest more than 5% of its total assets, represented by the premium paid, in the purchase of put and call options. A Portfolio may not write covered put or call option contracts in an amount exceeding 20% or its net assets at the time such option contracts are written. (See "Risk Factors" and the Statements of Additional Information for additional risk factors).

LENDING OF PORTFOLIO SECURITIES (ALL PORTFOLIOS)
A Portfolio may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned.

Cash collateral may be invested in cash equivalents. A Portfolio may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio. Under normal conditions, if a Portfolio makes securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Portfolio. The Portfolios have appointed Custodial Trust Company ("CTC"), an affiliate of the Adviser, as securities lending agent. CTC receives a fee for these services.

See "Portfolio Turnover Rate" and "Portfolio Transactions" in each Portfolio's "Financial Highlights" and "Statement of Additional Information".

CONVERTIBLE SECURITIES (BALANCED PORTFOLIO, INSIDERS SELECT FUND, INTERNA-TIONAL EQUITY PORTFOLIO, LARGE CAP PORTFOLIO AND SMALL CAP PORTFOLIO)
A Portfolio may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases. In evaluating a convertible security, the Adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which a Portfolio invests will be rated, at the time of investment, BBB or better by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or better by Moody's Investors Service, Inc. ("Moody's"), or if unrated by such rating organizations, determined to be of comparable quality by the Adviser. Convertible debt securities are equity investments for purposes of the Portfolio's investment policies. Under normal conditions, the Balanced Portfolio will not invest more than 20% of its total assets in convertible securities.

MORTGAGE-RELATED SECURITIES (BALANCED PORTFOLIO)
The Balanced Portfolio may invest in mortgage-related securities, consistent with its investment objective, that provide funds for mortgage loans made to commercial and residential owners. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Portfolio) by various governmental, government-related and private organizations. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Prepayments are caused by repayments of principal resulting from the sale of the underlying residential or commercial property, refinancing or foreclosure, net of fees or costs which may be incurred.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and/or principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool or hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The Portfolio may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Adviser determines that the securities meet the Portfolio's investment criteria. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. Under normal conditions, the Balanced Portfolio will not invest more than 25% of its total assets in mortgage-related securities.

The Balanced Portfolio may also invest in Real Estate Investment Trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT may increase or decrease based on changes in the value of the underlying properties or mortgage loans. REITs are also subject to risks generally associated with investments in real estate. Under normal conditions, the Balanced Portfolio will not invest more than 10% of its total assets in REITs.

ASSET-BACKED SECURITIES (BALANCED PORTFOLIO)
The Balanced Portfolio may invest in asset-backed securities in accordance with its investment objective and policies. Asset-backed securities represent an undivided ownership interest in a pool of installment sales contracts and installment loans collateralized by, among other things, credit card receivables and automobiles. In general, asset-backed securities and the collateral supporting them are of shorter maturity than mortgage loans. As a result, investment in these securities should result in greater price stability for the Portfolio.

Asset-backed securities are often structured with one or more types of credit enhancement. For a description of the types of credit enhancement that may accompany asset-backed securities, see the Statement of Additional Information. The Portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and to such extent will not be considered illiquid for the purposes of the Portfolio's limitation on investment in illiquid securities.

Under normal conditions, the Balanced Portfolio will not invest more than 10% of its total assets in asset-backed securities.

REPURCHASE AGREEMENTS (ALL PORTFOLIOS)
The Balanced Portfolio may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Balanced Portfolio may also enter into repurchase agreements involving certain foreign government securities. Each of the other Portfolios may enter into repurchase agreements for temporary defensive purposes only (see the Appendix). If the other party or "seller" defaults, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. Under normal conditions, the Balanced Portfolio may not invest more than 20% of its total assets in repurchase agreements.

MORTGAGE DOLLAR ROLLS (BALANCED PORTFOLIO)
The Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal and interest paid on the securities sold. The Portfolio would benefit, however, to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio. The Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. Successful use of mortgage dollar rolls depends upon the Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. For financial reporting and tax purposes, the Portfolio treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Portfolio does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing. Under normal conditions, the Portfolio will not invest more than 20% of its total assets in mortgage dollar rolls.

TEMPORARY INVESTMENTS (ALL PORTFOLIOS)
A Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in U.S. Government securities, repurchase agreements collateralized by U.S. Government securities, high quality commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements, non-convertible preferred stocks, non-convertible corporate bonds with a remaining maturity of less than one year or, subject to certain tax restrictions, foreign currencies. When a Portfolio's assets are invested in these instruments, the Portfolio may not be achieving its investment objective.

PORTFOLIO TURNOVER (ALL PORTFOLIOS)
Under normal conditions, the turnover rate for each Portfolio generally will not exceed, in any one year, 250% for the Focus List Portfolio, 150% for the STARS Portfolio, the International Equity Portfolio or The Insiders Select Fund, 100% for the Large Cap and Small Cap Portfolios, and 30% for the Balanced Portfolio. However, the portfolio turnover rate may exceed this rate when the Adviser or Sub-Adviser, as the case may be, believes the anticipated benefits of short-term investments outweigh any increase in transaction costs or increase in short-term gains. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income.

CERTAIN FUNDAMENTAL POLICIES

Each Portfolio may (i) borrow money to the extent permitted under the 1940 Act; and (ii) invest up to 25% of the value of its total assets in the securities of issuers in a single industry, provided that there is no such limitation on investments in securities issued or guaranteed by the U.S. Government, its agencies or sponsored enterprises. Each diversified Portfolio may also invest up to 5% of the value of its total assets in the obligations of any issuer, except that up to 25% of the value of a Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, its agencies or sponsored enterprises may be purchased, without regard to any such limitation. This paragraph describes fundamental policies that cannot be changed as to a Portfolio without approval by the holders of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting shares.

See "Investment Objective and Management Policies--Investment Restrictions" in each Portfolio's Statement of Additional Information.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES

Each Portfolio may (i) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (ii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. See "Investment Objective and Management Policies--Investment Restrictions" in the Statement of Additional Information.

                                 Risk Factors

No investment is free from risk. Investing in a Portfolio will subject investors to certain risks which should be considered. The following risks apply to each Portfolio to the extent that they engage in the investment practices set forth below.

NET ASSET VALUE FLUCTUATIONS
Each Portfolio's net asset value per share is not fixed and should be expected to fluctuate. Investors should purchase Portfolio shares only as a supplement to an overall investment program and only if investors are willing to undertake the risks involved.

EQUITY SECURITIES
Investors should be aware that equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities and that fluctuations can be pronounced. The securities of smaller-cap companies may be subject to more abrupt or erratic market movements than those of larger-cap companies, both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects. Changes in the value of the equity securities in a Portfolio's portfolio will result in changes in the value of the Portfolio's shares and thus the Portfolio's yield and total return to investors.

FIXED-INCOME SECURITIES
Investors should be aware that fixed-income securities fluctuate in value based on changes in prevailing interest rates. As interest rates go up, the value of a fixed-income security typically goes down, and vice versa. Generally, fixed-income securities with longer maturities are more sensitive to changes in interest rates. Many fixed-income securities, including certain U.S. corporate fixed-income securities in which a Portfolio may invest, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Portfolio may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Portfolio.

FUTURES AND OPTIONS
A Portfolio may trade futures contracts, options and options on futures contracts. Investors should be aware that the use of derivative instruments such as futures and options requires special skills and knowledge and investment techniques that are different from what is required in other Portfolio investments. If the Adviser trades a futures or options contract at the wrong time or judges market conditions incorrectly, the strategies may result in significant losses to the Portfolio and reduce the Portfolio's return. A Portfolio could also experience losses if the prices of its futures and options positions were not properly correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

CERTAIN INVESTMENT TECHNIQUES
The use of investment techniques such as engaging in options and futures transactions, engaging in foreign currency exchange transactions, short selling and lending portfolio securities involves greater risk than that incurred by many other funds with a similar objective. Using these techniques may produce higher than normal portfolio turnover and may affect the degree to which a Portfolio's net asset value fluctuates. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. See "Appendix--Investment Techniques."

INVESTING IN FOREIGN SECURITIES
Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. The issuers of some of these securities, such as foreign bank obligations, may be subject to less stringent or different regulations than are U.S. issuers. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.

Because stock certificates and other evidences of ownership of such securities usually are held outside the United States, a Portfolio will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions that might adversely affect the payment of principal, interest and dividends on the foreign securities or might restrict the payment of principal, interest and dividends to investors located outside the country of the issuers, whether from currency blockage or otherwise. Custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities. Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Some currency exchange costs may be incurred when a Portfolio changes investments from one country to another.

Furthermore, some of these securities may be subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income received by a Portfolio from sources within foreign countries may be reduced by withholding or other taxes imposed by such countries, although applicable tax conventions may reduce or eliminate such taxes. All such taxes paid by a Portfolio will reduce its net income available for distribution to investors.

FOREIGN CURRENCY EXCHANGE
Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading in currencies occurs on an exchange. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Portfolio of unrealized profits or force a Portfolio to cover its commitments for purchase or resale, if any, at the current market price.

FOREIGN COMMODITY TRANSACTIONS
Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission (the "CFTC") and may be subject to greater risks than trading on domestic exchanges. See "Appendix--Investment Techniques." For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Portfolio hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate, or the Portfolio could incur losses as a result of those changes.

SIMULTANEOUS INVESTMENTS
Investment decisions for each Portfolio are made independently from those of other investment companies or accounts advised by the Adviser. However, if such other investment companies or accounts are prepared to invest in, or desire to dispose of, securities of the type in which a Portfolio invests at the same time as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by the Portfolio.

YEAR 2000 RISK
Many of the world's computer systems currently record years in two-digit format. Such computer systems will be unable to properly interpret dates beyond the year 1999, which could lead to business disruptions in the U.S. and internationally (the "Year 2000 Issue").

To ensure that the Portfolios are not negatively impacted by the Year 2000 Issue, the Adviser's corporate parent through its relevant subsidiaries or its affiliates commenced in 1996, and have made significant progress on, a coordinated effort to identify and correct any Year 2000 Issues that could potentially arise in internally developed computer systems and to either obtain representations from, or make other inquiries of, those parties who provide computer applications or services that are computer system dependent that the Adviser has determined are critical to the Portfolios.

At the present time, the Adviser has been informed by its corporate parent that it expects that most of its significant Year 2000 corrections should be tested in production by the end of 1998. Full integration testing of these systems and testing of interfaces with third party providers will continue through 1999. However, there can be no assurance that such schedule will be met or the systems of other companies on which the Adviser and the Portfolios are dependent also will be timely converted or that such failure to convert by another company would not have an adverse effect on the Portfolios.

                         Management of the Portfolios

BOARD OF TRUSTEES

The Fund's business affairs are managed under the general supervision of its Board of Trustees. The Portfolios' Statement of Additional Information contains the name and general business experience of each Trustee.

INVESTMENT ADVISER

The Portfolios' investment adviser is Bear Stearns Asset Management (BSAM), a wholly owned subsidiary of The Bear Stearns Companies Inc., which is located at 575 Lexington Avenue, New York, New York 10022. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear Stearns, is a leading United States investment banking, securities trading and brokerage firm serving United States and foreign corporations, governments and institutional and individual investors. The Adviser is a registered investment adviser and offers, either directly or through affiliates, investment advisory services to open-end and closed-end investment funds and other managed pooled investment vehicles with net assets at June 30, 1998 of $9.8 billion.

The Adviser supervises and assists in the overall management of the Portfolios' affairs under an Investment Advisory Agreement between the Adviser and the Portfolios, subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law.

INTERNATIONAL EQUITY PORTFOLIO
SUB-ADVISER

Marvin & Palmer Associates, Inc. ("Sub-Adviser") is the Sub-Adviser to the International Equity Portfolio. The Sub-Adviser, subject to the overall supervision of the Adviser, provides the International Equity Portfolio with investment advisory services, including portfolio management, pursuant to a Sub-Investment Management Agreement (the "Management Agreement"). The Sub-Adviser, which is registered as an investment adviser under the Investment Advisers Act of 1940, is a privately held corporation founded in 1986 which specializes in global, non-United States and emerging market equity portfolio management for institutional accounts. As of March 31, 1998, the Sub-Adviser managed over $5.6 billion in assets. The Sub-Adviser has offices at 1201 North Market Street, Suite 2300, Wilmington, Delaware 19801.

The Management Agreement provides that, as compensation for services, the Sub-Adviser is entitled to receive a monthly fee from the Adviser (not the International Equity Portfolio) calculated on an annual basis equal to .20% of the Portfolio's total average daily net assets to the extent the Portfolio's average daily net assets are in excess of $25 million and below $50 million at the relevant month end, .45% of the Portfolio's total average daily net assets to the extent the Portfolio's average daily net assets are in excess of $50 million and below $65 million at the relevant month end and 0.60% of the Portfolio's total average daily net assets to the extent the Portfolio's net assets are in excess of $65 million at the relevant month end.

Under the terms of the Investment Advisory Agreement, the International Equity Portfolio has agreed to pay the Adviser a monthly fee at an annual rate of 1% of the Portfolio's average daily net assets. For the fiscal year ended March 31, 1998, investment advisory fees paid by International Equity Portfolio to the Adviser amounted to $14,726, all of which was waived.

PORTFOLIO MANAGEMENT

The Adviser of the Portfolio and the Sub-Adviser of the International Equity Portfolio use a team approach to manage each Portfolio. Each team consists of portfolio managers, assistant portfolio managers and analysts performing as a dynamic unit to manage the assets of each Portfolio.

LARGE CAP VALUE PORTFOLIO, SMALL CAP VALUE PORTFOLIO AND S&P STARS PORTFOLIO

Under the terms of an Investment Advisory Agreement, the Large Cap Value Portfolio, Small Cap Value Portfolio and S&P STARS Portfolio have agreed to pay the Adviser a monthly fee at the annual rate of 0.75 of 1% of each Portfolio's average daily net assets. For the fiscal year ended March 31, 1998, investment advisory fees paid by Large Cap Value Portfolio amounted to $140,641, all of which was waived. For the fiscal year ended March 31, 1998, investment advisory fees paid by Small Cap Value Portfolio amounted to $425,409, of which $412,656 was waived. For the fiscal year ended March 31, 1998, investment advisory fees paid by S&P STARS Portfolio amounted to $1,262,953.

BALANCED PORTFOLIO AND FOCUS LIST PORTFOLIO

Under the terms of an Investment Advisory Agreement, the Balanced Portfolio and the Focus List Portfolio have agreed to pay the Adviser a monthly fee at the annual rate of 0.65 of 1% of each Portfolio's average daily net assets. For the fiscal year ended March 31, 1998, investment advisory fees paid by the Balanced Portfolio and the Focus List Portfolio amounted to $6,748 and $12,178, respectively, all of which was waived.

THE INSIDERS SELECT FUND

Under the terms of an Investment Advisory Agreement, The Insiders Select Fund has agreed to pay the Adviser a monthly fee at the annual rate of 1% of The Insiders Select Fund 's average daily net assets (the "Basic Fee"), which will be adjusted monthly (the "Monthly Performance Adjustment") depending on the extent to which the investment performance of the class of shares (currently, Class C) expected to bear the highest total operating expenses, after expenses, exceeded or was exceeded by the percentage change in the investment record of the S&P MidCap 400 Index. (Prior to February 1, 1998, the adjustment was based on the S&P 500 Stock Index.) The Monthly Performance Adjustment may increase or decrease the total advisory fee payable to the Adviser (the "Total Advisory Fee") by up to 0.50% per year of the value of The Insiders Select Fund's average daily net assets.

The monthly Total Advisory Fee is calculated as follows: (a) one-twelfth of the 1.0% annual Basic Fee rate (0.083%) is applied to the Portfolio's average daily net assets over the most recent calendar month, giving a dollar amount which is the Basic Fee for that month; (b) one-twelfth of the applicable performance adjustment rate from the table below is applied to The Insiders Select Fund's average daily net assets over the most recent calendar month, giving a dollar amount which is the Monthly Performance Adjustment (for the first twelve-month period, no performance adjustment will be made); and (c) the Monthly Performance Adjustment is then added to or subtracted from the Basic Fee and the result is the amount payable by The Insiders Select Fund to the Adviser as the Total Advisory Fee for that month.

The full range of Total Advisory Fees on an annualized basis is as follows:

-------------------------------------------------------------------------------
PERCENTAGE POINT DIFFERENCE
BETWEEN DESIGNATED CLASS
PERFORMANCE (NET OF
EXPENSES INCLUDING ADVISORY FEES)                     PERFORMANCE
AND PERCENTAGE CHANGE IN THE                          ADJUSTMENT
S&P MIDCAP 400 INDEX                    BASIC FEE (%) RATE (%)    TOTAL FEE (%)
-------------------------------------------------------------------------------
+3.00 percentage points or more........ 1%             0.50%      1.50%
+2.75 percentage points or more but
 less than +3.00 percentage points..... 1%             0.40%      1.40%
+2.50 percentage points or more but
 less than +2.75 percentage points..... 1%             0.30%      1.30%
+2.25 percentage points or more but
 less than +2.50 percentage points..... 1%             0.20%      1.20%
+2.00 percentage points or more but
 less than +2.25 percentage points..... 1%             0.10%      1.10%
Less than +2.00 percentage points but
 more than -2.00 percentage points..... 1%             0.00%      1.00%
-2.00 percentage points or less but
 more than
 -2.25 percentage points............... 1%            -0.10%      0.90%
-2.25 percentage points or less but
 more than
 -2.50 percentage points............... 1%            -0.20%      0.80%
-2.50 percentage points or less but
 more than
 -2.75 percentage points............... 1%            -0.30%      0.70%
-2.75 percentage points or less but
 more than
 -3.00 percentage points............... 1%            -0.40%      0.60%
-3.00 percentage points or less........ 1%            -0.50%      0.50%

The period over which performance is measured is a rolling twelve-month period. Prior to February 1, 1998, the performance was measured against the monthly return of the S&P 500 Stock Index. Beginning February 1, 1998, performance is measured against the monthly return of the S&P Midcap 400 Index. The return of each index is calculated as the sum of the change in the level of the Index during the period, plus the value of any dividends or distributions made by the companies whose securities comprise the relevant index. For the fiscal year ended March 31, 1998, the performance fee adjustment reduced the advisory fee by $132,242 or 0.45% of the value of the Insiders Select Funds' average daily net assets and advisory fees paid due to BSAM amounted to $157,031, all of which was waived.

ADMINISTRATOR

Each Portfolio's administrator is BSFM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., which is located at 245 Park Avenue, New York, New York 10167. BSFM offers administrative services to open-end and closed-end investment funds and other managed pool investment vehicles with assets at March 31, 1998 of $3 billion.

Under the terms of an Administration Agreement with the Fund, BSFM generally supervises all aspects of the operation of each Portfolio, subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law. For providing administrative services to Large Cap Value Portfolio, Small Cap Value Portfolio, S&P STARS Portfolio and Focus List Portfolio, the Fund has agreed to pay BSFM a monthly fee at the annual rate of
0.15 of 1% of each Portfolio's average daily net assets. Under the terms of an Administrative Services Agreement with the Fund, PFPC Inc. provides certain administrative services to each Portfolio. For providing these services, PFPC Inc. is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.10 of 1% of the Portfolio's average daily net assets up to $200 million, 0.075 of 1% of the next $200 million, 0.05 of 1% of the next $200 million and 0.03 of 1% of net assets above $600 million, subject to a minimum, not to exceed an annual fee of $150,000 for each Portfolio. Above $150,000 of average daily net assets, a contractual rate of 0.10 of 1% will be charged.

For providing administrative services to International Equity Portfolio, The Insiders Select Fund and Balanced Portfolio, the Fund has agreed to pay PFPC Inc. a monthly fee equal to an annual rate of 0.10 of 1% of each Portfolio's average daily net assets up to $200 million, 0.075 of 1% of the next $200 million, 0.05 of 1% of the next $200 million and 0.03 of 1% of net assets above $600 million, subject to a minimum monthly fee of $12,500 for the Balanced Portfolio and International Equity Portfolio and $11,000 for The Insiders Select Fund.

From time to time, BSFM may waive receipt of its fees and/or voluntarily assume certain Portfolio expenses, which would have the effect of lowering the Portfolio's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. No Portfolio will pay BSFM at a later time for any amounts it may waive, nor will a Portfolio reimburse BSFM for any amounts it may assume. From time to time PFPC Inc. may waive a portion of its fee. Effective May 1, 1996, and until further notice, PFPC Inc. will reduce each Portfolio's monthly minimum to $7,500 for net assets of less than $25 million; $9,167 for net assets of $25 million to $50 million; and $11,000 for net assets in excess of $50 million. PFPC Inc. reserves the right to revoke this voluntary fee waiver at any time.

Brokerage commissions may be paid to Bear Stearns for executing transactions if the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers. The allocation of brokerage transactions also may take into account a broker's sales of each Portfolio's shares. See "Portfolio Transactions" in the Statement of Additional Information.

Bear Stearns has agreed to permit the Fund to use the name "Bear Stearns" or derivatives thereof as part of the Fund name for as long as the Investment Advisory Agreement is in effect.

DISTRIBUTOR

Bear Stearns, located at 245 Park Avenue, New York, New York 10167, serves as each Portfolio's principal underwriter and distributor of each Portfolio's shares pursuant to an agreement which is renewable annually. Bear Stearns is entitled to receive the sales load described under "How to Buy Shares" and payments under each Portfolio's Distribution and Shareholder Servicing Plans described below.

CUSTODIAN AND TRANSFER AGENT

Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is each Portfolio's custodian. PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is each Portfolio's transfer agent, dividend disbursing agent and registrar (the "Transfer Agent"). The Transfer Agent also provides certain administrative services to each Portfolio.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN--CLASS A AND C SHARES--S&P STARS PORTFOLIO, THE INSIDERS SELECT FUND, LARGE CAP VALUE PORTFOLIO AND SMALL CAP VALUE PORTFOLIO

Under a plan adopted by the Fund's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), each Portfolio pays Bear Stearns for distributing Portfolio shares and for providing personal services to, and/or maintaining accounts of, Portfolio shareholders.

The Portfolios will pay Bear Stearns an annual fee of 0.50% for Class A shares and 1.00% for Class C shares, respectively, of each Portfolio's average daily net assets.

With respect to Class A shares of each Portfolio, Bear Stearns will waive the distribution fee to the extent that the fees would otherwise exceed the NASD limitations on asset-based sales charges. The 6.25% limitation is imposed on the Portfolio rather than on a per-shareholder basis. Therefore, a long-term shareholder of the Portfolio may pay more in distribution fees than the economic equivalent of 6.25% of such shareholder's investment in such shares.

Under the Plan, Bear Stearns may pay third parties in respect of these services such amount as it may determine. The fees paid to Bear Stearns under the Plan are payable without regard to actual expenses incurred. With respect to Class A and C shares of the Portfolios, up to 0.25% of the average daily net assets of each class will compensate institutions for personal service and maintenance of accounts holding Portfolio shares. The Fund understands that these third parties also may charge fees to their clients who are beneficial owners of Portfolio shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from Bear Stearns under the Plan. Fees paid under the Plan may also include a service fee paid to broker-dealers or others who provide services in connection with "no transaction fee" or similar programs for the purchase of shares.

DISTRIBUTION PLAN--CLASS B SHARES--ALL PORTFOLIOS

Under a Plan adopted by the Fund's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") for Class B shares, each Portfolio will pay Bear Stearns an annual fee of 0.75% of the average daily net assets of Class B shares. Amounts paid under the Distribution Plan compensate Bear Stearns for distributing Portfolio shares. Bear Stearns may pay third parties that sell Portfolio shares such amount as it may determine.

Each Portfolio understands that these third parties may also charge fees for their clients who are beneficial owners of Portfolio shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from Bear Stearns under the Distribution Plan.

DISTRIBUTION PLAN--CLASS A AND C SHARES--INTERNATIONAL EQUITY PORTFOLIO, BALANCED PORTFOLIO AND FOCUS LIST PORTFOLIO

Under a plan adopted by the Fund's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"), each Portfolio will pay Bear Stearns an annual fee of 0.25% and 0.75% of the average daily net assets of Class A and C shares, respectively. Amounts paid under the Distribution Plan compensate Bear Stearns for distributing Portfolio shares. Bear Stearns may pay third parties that sell Portfolio shares such amount as it may determine.

Each Portfolio understands that these third parties may also charge fees for their clients who are beneficial owners of Portfolio shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from Bear Stearns under the Distribution Plan.

SHAREHOLDER SERVICING PLAN--CLASS A AND C SHARES--INTERNATIONAL EQUITY PORTFOLIO, BALANCED PORTFOLIO AND FOCUS LIST PORTFOLIO

The Fund has adopted a shareholder servicing plan on behalf of each Portfolio's Class A and C shares (the "Shareholder Servicing Plan"). In accordance with the Shareholder Servicing Plan, the Fund may enter into shareholder service agreements under which each Portfolio pays fees of up to 0.25% of the average daily net assets of Class A or C shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares, for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of the shares or their accounts or similar services not otherwise provided on behalf of the Portfolio.

SHAREHOLDER SERVICING PLAN--CLASS B--ALL PORTFOLIOS

The Fund has adopted a shareholder servicing plan on behalf of each Portfolio's Class B shares (the "Shareholder Servicing Plan"). In accordance with the Shareholder Servicing Plan, the Fund may enter into shareholder service agreements under which each Portfolio pays fees of up to 0.25% of the average daily net assets of Class B shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares, for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of the shares or their accounts or similar services not otherwise provided on behalf of the Portfolio.

EXPENSE LIMITATION

The Adviser has undertaken (until such time as it gives investors at least 60 days' notice to the contrary) that, if in any fiscal year, certain expenses, including the investment advisory fee, exceed a specific percentage of Class A's, Class B's and Class C's average daily net assets for the fiscal year, the Adviser may waive a portion of its investment advisory fee or bear other expenses to the extent of the excess expense. See "Fee Table" for each Portfolio's expense limitation.

  Prior Performance of the Sub-Adviser of the International Equity Portfolio

The following tables set forth the International Equity Portfolio Sub-Adviser's composite performance data relating to the historical performance of institutional private accounts managed by the Sub-Adviser, since the dates indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the International Equity Portfolio. The data is provided to illustrate the past performance of the Sub-Adviser in managing substantially similar accounts as measured against the specified market index and does not represent the performance of the International Equity Portfolio. Investors should not consider this performance data as an indication of future performance of the Portfolio or of the Sub-Adviser.

The Sub-Adviser's composite performance data shown below is calculated in accordance with the standards of the Association for Investment Management and Research ("AIMR"(1)), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the imposition of foreign withholding taxes on interest, dividends and capital gains and the deduction of all fees and expenses paid by the Accounts including investment advisory fees, brokerage commissions and execution costs, but not the imposition of federal or state income taxes or custodial fees, if any. The Sub-Adviser's composite includes all actual, fee-paying, discretionary institutional private accounts managed by the Sub-Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the Portfolio. The composite, however, excludes certain accounts with similar investment objectives which, in the opinion of the Sub-Adviser, were not managed in a manner similar to the manner in which the Portfolio will be managed as a result of asset size, investment restrictions or other variables. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The monthly returns of the Sub-Adviser's composites combine the individual accounts' returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed $500) by asset-weighing each individual account's asset value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year. For additional information concerning the composite performance data, please see the Statement of Additional Information.

The institutional private accounts that are included in the Sub-Adviser's composite are not subject to the same types of expenses to which the Portfolio is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the International Equity Portfolio by the Investment Company Act or Subchapter M of the Code. Consequently, the performance results for the Sub-Adviser's composite could have been adversely affected if the institutional private accounts included in the composites had been regulated as investment companies under the federal securities laws.

The investment results of the Sub-Adviser's composite presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the International Equity Portfolio or an individual investor investing in the Portfolio. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.
------
(1) AIMR is a nonprofit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable. Note, however, that the formula for calculation of performance mandated by the Securities and Exchange Commission differs from that mandated by AIMR.

               THE SUB-ADVISER'S NON-U.S. COMPOSITE PERFORMANCE

                            AS OF DECEMBER 31, 1997

--------------------------------------------------------------------------------
                                                         SUB-ADVISER
                                                         NON-U.S.         MSCI
TIME PERIOD                                              COMPOSITE INDEX  EAFE
--------------------------------------------------------------------------------
1997....................................................  19.74%           1.78%
1996....................................................   9.74            6.05
1995....................................................   9.78           11.21
1994.................................................... (10.31)           7.78
1993....................................................  49.03           32.56
1992....................................................  (0.21)         (12.17)
1991....................................................  16.07           12.13
1990.................................................... (13.26)         (23.45)
1989....................................................  19.88           10.53
1988....................................................  10.18           15.67

AVERAGE ANNUAL TOTAL RETURNS:                        Since Inception
Annualized   % (Ending 12/31/97)                  1 YR  5 YR  (12/31/88)
Non-U.S. Composite............................... 19.74 14.03 9.81%
MSCI EAFE Index..................................  1.78 11.39 4.05%

------
(1) Returns for time periods of less than one year are annualized.

                   Prior Performance of Related Accounts for
                              Balanced Portfolio

Set forth in the following table is the performance history of a composite of institutional private accounts with investment objectives, policies, strategies and risks substantially similar to those of the Balanced Portfolio. The accounts constituting the composite were managed during the periods indicated by a division of Bear Stearns which was then known as Bear Stearns Asset Management (the "Division"). Bear Stearns recently reorganized its asset management operations so that the Division was consolidated with the Adviser. Prior to such consolidation, the Division rendered advisory services to separate accounts, while the Adviser rendered advisory services to registered investment companies. During all periods reflected in the table below, both the Division and the Adviser were commonly managed and shared portfolio management personnel, including the portfolio managers of the Balanced Portfolio, who have been and are responsible for managing the accounts reflected in the composite. Therefore, the Adviser believes that the performance data reflected below are illustrative of the past performance of the Adviser in managing a composite set of accounts substantially similar to the Portfolio. For that reason, this performance history may be relevant to potential investors in the Balanced Portfolio. Investors should note, however, that prior to January 1, 1997, the portfolio managers of the Balanced Portfolio reported to a Director of Equities who is no longer an employee of the Adviser or any of its affiliates.

The data does not represent the past performance of the Balanced Portfolio and prospective investors should not consider these performance figures as indicative of the future performance of the Portfolio or of the Adviser.

The composite performance data shown below were calculated in accordance with the standards of the Association for Investment Management and Research (See
(1) on pg. 34), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of all fees and expenses paid by the accounts including investment advisory fees, brokerage commissions and execution costs, but not the imposition of federal or state income taxes or custodial fees, if any. The composite includes all actual fee-paying, discretionary accounts managed by the Division that have investment objectives, policies, strategies and risks substantially similar to those of the Balanced Portfolio. The composite, however, excludes certain accounts with similar investment objectives which, in the opinion of the Adviser, were not managed in a manner similar to the manner in which the Balanced Portfolio will be managed as a result of asset size, investment restrictions or other variables. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. For additional information regarding the composite performance data, please see the Statement of Additional Information.

The institutional private accounts that are included in the composite are not subject to the same types of expenses to which the Portfolio is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Balanced Portfolio by the Investment Company Act or Subchapter M of the Code. Consequently, the performance results for the composites could have been adversely affected if the institutional private accounts included in the composites had been regulated as investment companies under the federal securities laws.

The investment results of the composites presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Balanced Portfolio or an individual investor investing in the Balanced Portfolio. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

                    BALANCED COMPOSITE PERFORMANCE SUMMARY

AS OF DECEMBER 31, 1997

--------------------------------------------------------------------------------
                                            LIPPER BALANCED INVESTMENT ADVISER'S
TIME PERIOD                                 FUNDS INDEX     BALANCED COMPOSITE
--------------------------------------------------------------------------------
1997....................................... 20.05%          21.51%
1996....................................... 13.01           12.77
1995....................................... 24.89           31.04
1994....................................... -2.05           -0.39
1993....................................... 11.95            9.84
1992.......................................  7.46            7.81
1991....................................... 25.83           22.97
4/1/90 to 12/31/90.........................  3.07            4.62

AVERAGE ANNUAL TOTAL RETURN:

--------------------------------------------------------------------------------
                                            LIPPER BALANCED INVESTMENT ADVISER'S
TIME PERIOD(1)                              FUNDS INDEX     BALANCED COMPOSITE
--------------------------------------------------------------------------------
1 Year..................................... 28.98%          28.18%
5 Years.................................... 13.87           15.22
Since Inception (4/1/90)................... 13.70           14.41

------
(1) Returns for periods of less than one year are annualized.

                               How to Buy Shares

GENERAL

The minimum initial investment is $1,000, or $500 if the investment is for Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant. Subsequent investments ordinarily must be at least $50 or $25 for retirement plans. Share certificates are issued only upon written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time. Investments by employees of Bear Stearns and its affiliates are not subject to minimum investment requirements.

Purchases of a Portfolio's shares may be made through a brokerage account maintained with Bear Stearns or through certain investment dealers who are members of the NASD who have sales agreements with Bear Stearns (an "Authorized Dealer"). Purchases of a Portfolio's shares also may be made directly through the Transfer Agent. When purchasing Portfolio shares, investors must specify which class is being purchased. If you do not specify in your instructions to the Fund which class of shares you wish to purchase, the Fund will assume that your instructions apply to Class A shares.

Purchases are effected at the public offering price next determined after a purchase order is received by Bear Stearns, an Authorized Dealer or the Transfer Agent (the "trade date"). Payment for Portfolio shares generally is due to Bear Stearns or the Authorized Dealer on the third business day (the

"settlement date") after the trade date. Investors who make payment before the settlement date may permit the payment to be held in their brokerage accounts or may designate a temporary investment for payment until the settlement date. If a temporary investment is not designated, Bear Stearns or the Authorized Dealer will benefit from the temporary use of the funds if payment is made before the settlement date.

CHOOSING A CLASS OF SHARES

Once you decide to buy shares of a Portfolio, you must determine which class of shares to buy. Each Portfolio offers Class A, Class B and Class C shares. Each class has its own cost structure and features that will affect the results of your investment over time in different ways. Your financial adviser or Account Executive can help you choose the class of shares that best suits your investment needs.

  . Class A shares have a front-end sales charge, which is added to the offering price of your investment.
  . Class B shares and C shares do not have a front-end sales charge, which means that your entire investment is available to work for you right away. However, Class B shares and C shares have a contingent deferred sales charge (CDSC) that you must pay if you redeem your shares within a specified period of time. In addition, the annual expenses of Class B shares and C shares are higher than the annual expenses of Class A shares.

In deciding which class is best, you may consider:

  . how much you intend to invest
  . the length of time you expect to hold your investment
  . how well you expect the market to perform in the coming months.

For example, you may consider Class A shares if you have a long-term investment horizon or if you plan to invest a large amount of money, because Class A shares have a lower expense structure and the amount of the initial sales charge decreases as you invest more money. You may find Class B shares more attractive, because there is no front-end sales charge and the full amount of your investment is put to work right away. If you plan to invest for a shorter time period, you may consider Class C shares, because the CDSC is lower than that of Class B shares and declines to 0 after one year. In any event, you should consult your financial adviser or Account Executive before investing in a Portfolio.

The following table summarizes the differences in the expense structures of the three classes of shares:

                        CLASS A                  CLASS B                                  CLASS C
---------------------------------------------------------------------------------------------------------------------
Front-End Sales Charge  Equity Portfolios--5.50% None                                     None
---------------------------------------------------------------------------------------------------------------------
Contingent Deferred     None*                    5% to 0%, declining the longer           1% if you sell shares
 Sales Charge                                    you hold your shares                     within one year of purchase
---------------------------------------------------------------------------------------------------------------------
Annual Expenses         Lower than Class B       Higher than Class A shares               Higher than Class A shares;
                        and C shares             (Note: Class B shares convert to         same as Class B shares
                                                 Class A shares 8 years after purchase)**
---------------------------------------------------------------------------------------------------------------------

* For purchases of $1 million or more, you will be charged a CDSC of 1% if you sell shares within one year of purchase.
** The Conversion of Class B shares to Class A shares will not occur at any time the Portfolios are advised that such conversion may constitute a taxable event for Federal tax purposes. If Class B shares are not converted to Class A shares, they will continue to be subject to higher expenses than Class A shares for an indefinite period of time.

PAYMENTS TO BROKERS
Your broker may be entitled to receive different compensation for selling shares of one class of shares than for selling another class. The purpose of both the CDSC and the asset-based sales charge is to compensate Bear Stearns and the brokers who sell the shares.

CONSULT YOUR FINANCIAL ADVISER
You should consult your financial adviser to assist you in determining which class of shares is most appropriate for you.

PURCHASE PROCEDURES

Purchases through Bear Stearns account executives or Authorized Dealers may be made by check (except that a check drawn on a foreign bank will not be accepted), Federal Reserve draft or by wiring Federal Funds with funds held in brokerage accounts at Bear Stearns or the Authorized Dealer. Checks or Federal Reserve drafts should be made payable as follows: (i) to Bear Stearns or an investor's Authorized Dealer or (ii) to "The Bear Stearns Funds--[Name of Portfolio]" if purchased directly from the Portfolio and should be directed to the Transfer Agent: PFPC Inc., Attention: The Bear Stearns Funds-[Name of Portfolio], P.O. Box 8960, Wilmington, Delaware 19899-8960. Direct overnight deliveries to PFPC, Inc., 400 Bellevue Parkway, Suite 108, Wilmington, Delaware 19809. Payment by check or Federal Reserve draft must be received within three business days of receipt of the purchase order by Bear Stearns or an Authorized Dealer. Shareholders may not purchase shares of the Portfolio with a check issued by a third party and endorsed over to the Portfolio. Orders placed directly with the Transfer Agent must be accompanied by payment. Bear Stearns (or an investor's Authorized Dealer) is responsible for forwarding payment promptly to the Fund. The Fund will charge $7.50 for each wire redemption. The payment proceeds of a redemption of shares recently purchased by check may be delayed as described under "How to Redeem Shares."

Investors who are not Bear Stearns clients may purchase Portfolio shares through the Transfer Agent. To make an initial investment in a Portfolio, an investor must establish an account with the Portfolio by furnishing necessary information to the Fund. An account with a Portfolio may be established by completing and signing the Account Information Form indicating which class of shares is being purchased, a copy of which is attached to this Prospectus, and mailing it, together with a check to cover the purchase, to PFPC Inc.,
Attention: The Bear Stearns Funds-[Name of Portfolio], P.O. Box 8960, Wilmington, Delaware 19899-8960.

Subsequent purchases of shares may be made by checks made payable to the Fund and directed to the address set forth in the preceding paragraph. The Portfolio account number should appear on the check.

Purchase orders received by Bear Stearns, an Authorized Dealer or the Transfer Agent before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York time) on any day the relevant Portfolio calculates its net asset value are priced according to the net asset value determined on that date. Purchase orders received after the close of trading on the New York Stock Exchange are priced as of the time the net asset value is next determined.

                                Net Asset Value

Shares of the Portfolios are sold on a continuous basis. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of each class of each Portfolio is computed by dividing the value of the Portfolio's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. Each Portfolio's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with procedures established by, the Fund's Board of Trustees. For further information regarding the methods employed in valuing each Portfolio's investments, see "Determination of Net Asset Value" in the Portfolios' Statement of Additional Information.

Federal regulations require that investors provide a certified Taxpayer Identification Number (a "TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes." Failure to furnish a certified TIN to the Fund could subject the investor to backup withholding and a $50 penalty imposed by the Internal Revenue Service (the "IRS").

CLASS A SHARES

The sales charge may vary depending on the dollar amount invested in each Portfolio. The public offering price for Class A shares of each Portfolio is the net asset value per share of that class plus a sales load, which is imposed in accordance with the following schedule:

-------------------------------------------------------------------------------
                                     TOTAL SALES LOAD
                              ------------------------------
                              AS A % OF      AS A % OF       DEALER CONCESSIONS
                              OFFERING PRICE NET ASSET VALUE AS A %
AMOUNT OF TRANSACTION         PER SHARE      PER SHARE       OF OFFERING PRICE
-------------------------------------------------------------------------------
Less than $50,000............ 5.50%          5.82%           5.25%
$50,000 to less than
 $100,000.................... 4.75           4.99            4.25
$100,000 to less than
 $250,000.................... 3.75           3.90            3.25
$250,000 to less than
 $500,000.................... 2.75           2.83            2.50
$500,000 to less than
 $1,000,000.................. 2.00           2.04            1.75
$1,000,000 and above......... 0.00*          0.00            1.25

------
* There is no initial sales charge on purchases of $1,000,000 or more of Class A shares. However, if an investor purchases Class A shares without an initial sales charge as part of an investment of at least $1,000,000 and redeems those shares within one year after purchase, a CDSC of 1.00% will be imposed at the time of redemption. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.

The dealer concession may be changed from time to time but will remain the same for all dealers. From time to time, Bear Stearns may make or allow additional payments or promotional incentives to dealers that sell Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of Class A shares. Dealers may receive a larger percentage of the sales load from Bear Stearns than they receive for selling most other funds.

Class A shares may be sold at net asset value to (a) Bear Stearns, its affiliates or their respective officers, directors or employees (including retired employees), any partnership of which Bear Stearns is a general partner, any Trustee or officer of the Fund and designated family members of any of the above individuals; (b) qualified retirement plans of Bear Stearns;
(c) any employee or registered representative of any Authorized Dealer or their respective spouses and minor children; (d) trustees or directors of investment companies for which Bear Stearns or an affiliate acts as sponsor;
(e) any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of Portfolio shares; (f) any institutional investment clients including corporate sponsored pension and profit-sharing plans, other benefit plans and insurance companies; and (g) any pension funds, state and municipal governments or funds, Taft-Hartley plans and qualified nonprofit organizations, foundations and endowments; (h) trust institutions (including bank trust departments) investing on their own behalf or on behalf of their clients; and (i) accounts as to which an Authorized Dealer charges an asset management fee. To take advantage of these exemptions, a purchaser must indicate its eligibility for an exemption to Bear Stearns along with its Account Information Form. Such purchaser agrees to notify Bear Stearns if, at any time of any additional purchases, it is no longer eligible for an exemption. Bear Stearns reserves the right to request certification or additional information from a purchaser in order to verify that such purchaser is eligible for an exemption.

Bear Stearns reserves the right to limit the participation of its employees in Class A shares of each Portfolio. Dividends and distributions reinvested in Class A shares of a Portfolio will be made at the net asset value per share on the reinvestment date.

Class A shares of each Portfolio also may be purchased at net asset value with the proceeds from the redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns. This includes shares of a mutual fund which were subject to a contingent deferred sales charge upon redemption. The purchase must be made within 60 days of the redemption, and Bear Stearns must be notified by the investor in writing, or by the investor's investment professional, at the time the purchase is made. However, if such investor redeems those shares within one year after purchase, a CDSC of 1.00% will be imposed at the time of redemption. Bear Stearns will offer to pay Authorized Dealers an amount up to 1.25% of the net asset value of shares purchased by the dealers' clients or customers in this manner.

In addition, Class A Shares of each Portfolio may be purchased at net asset value by the following customers of a broker that operates a master account for purchasing and redeeming, and otherwise providing shareholder services in respect of Fund shares pursuant to agreements with the Fund or Bear Stearns: (i) investment advisers and financial planners who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee, (ii) clients of such investment advisers and financial planners if such clients place trades through accounts linked to master accounts of such investment advisers or financial planners on the books and records of such broker, and
(iii) retirement and deferred compensation plans, and trusts used to fund such plans, including, but not limited to, plans or trusts defined in sections 401(a), 403(b) or 457 of the Code, and "rabbi trusts," provided, in each case, the purchase transaction is effected through such broker. The broker may charge a fee for transactions in Portfolio shares.

CLASS B SHARES

The public offering price for Class B shares is the next determined net asset value per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class B shares made within six years of purchase. See "How to Redeem Shares." The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a month will be aggregated and deemed to have been made on the first day of that month. In processing redemptions of Class B shares, the Portfolios will first redeem shares not subject to any CDSC, and then shares held longest during the eight-year period, resulting in the shareholder paying the lowest possible CDSC. The amount of the CDSC charged upon redemption is as follows:

-------------------------------------------------------------------------------

YEAR SINCE                                        CDSC AS A PERCENTAGE OF DOLLAR
PURCHASE                                          AMOUNT SUBJECT TO CDSC
--------------------------------------------------------------------------------
First............................................ 5%
Second........................................... 4%
Third............................................ 3%
Fourth........................................... 3%
Fifth............................................ 2%
Sixth............................................ 1%
Seventh.......................................... 0%
Eighth*.......................................... 0%

------
* As discussed below, Class B shares automatically convert to Class A shares after the eighth year following purchase.

Class B shares of a Portfolio will automatically convert into Class A shares of the same Portfolio at the end of the calendar quarter that is eight years after the initial purchase of the Class B shares. Class B shares acquired by exchange from Class B shares of another portfolio will convert into Class A shares of such Portfolio based on the date of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase of the shares on which the distribution was paid. The conversion of Class B shares to Class A shares will not occur at any time the Portfolios are advised that such conversions may constitute taxable events for federal tax purposes, which the Portfolios believe is unlikely. If conversions do not occur as a result of possible taxability, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

The purpose of the conversion feature is to allow the holders of Class B shares the ability to not bear the burden of distribution related expenses when the shares have been outstanding for a duration sufficient for Bear Stearns to have obtained compensation for distribution related expenses incurred in connection with Class B shares.

CLASS C SHARES

The public offering price for Class C shares is the next determined net asset value per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "How to Redeem Shares."

RIGHT OF ACCUMULATION-CLASS A SHARES

Pursuant to the Right of Accumulation, certain investors are permitted to purchase Class A shares of any Portfolio at the sales charge applicable to the total of (a) the dollar amount then being purchased plus (b) the current public offering price of all Class A shares of the Portfolios, shares of the Fund's other portfolios and shares of certain other funds sponsored or advised by Bear Stearns, including the

Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, then held by the investor. The following purchases of Class A shares may be aggregated for the purposes of determining the amount of purchase and the corresponding sales load: (a) individual purchases on behalf of a single purchaser, the purchaser's spouse and their children under the age of 21 years including shares purchased in connection with a retirement account exclusively for the benefit of such individual(s), such as an IRA, and purchases made by a company controlled by such individual(s); (b) individual purchases by a trustee or other fiduciary account, including an employee benefit plan (such as employer-sponsored pension, profit-sharing and stock bonus plans, including plans under section 401(k) of the Code, and medical, life and disability insurance trusts); or (c) individual purchases by a trustee or other fiduciary purchasing shares concurrently for two or more employee benefit plans of a single employer or of employers affiliated with each other. Subsequent purchases made under the conditions set forth above will be subject to the minimum subsequent investment of $50 and will be entitled to the Right of Accumulation.

LETTER OF INTENT-CLASS A SHARES

By checking the appropriate box in the Letter of Intent section of the Account Information Form, investors become eligible for the reduced sales load applicable to the total number of Class A shares of each Portfolio, Class A shares of the Fund's other portfolios and shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, purchased in a 13-month period pursuant to the terms and under the conditions set forth herein. A minimum initial purchase of $1,000 is required. The Transfer Agent will hold in escrow 5% of the amount indicated in the Account Information Form for payment of a higher sales load if the investor does not purchase the full amount indicated in the Account Information Form. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. If an investor's purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect the total purchase at the end of 13 months. If total purchases are less than the amount specified, the investor will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 business days, the Transfer Agent, as attorney-in-fact, will redeem an appropriate number of shares held in escrow to realize the difference. Checking a box in the Letter of Intent section of the Account Information Form does not bind an investor to purchase, or a Portfolio to sell, the full amount indicated at the sales load in effect at the time of signing, but the investor must complete the intended purchase to obtain the reduced sales load. At the time an investor purchases shares of any of the above-listed portfolios, the investor must indicate its intention to do so under the Letter of Intent section of the Account Information Form.

SYSTEMATIC INVESTMENT PLAN

The Systematic Investment Plan permits investors to purchase shares of a Portfolio (minimum initial investment of $250 and minimum subsequent investments of $50 per transaction) at regular intervals selected by the investor. Provided the investor's bank or other financial institution allows automatic withdrawals, Portfolio shares may be purchased by transferring funds from the account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and Portfolio shares will be purchased once a month, on or about the twentieth day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Investors desiring to participate in the Systematic Investment Plan should call the Transfer Agent at 1-800-447-1139 to obtain the appropriate forms. The Systematic Investment Plan does not assure a profit and does not protect against loss in declining markets. Since the Systematic Investment Plan involves the continuous investment in a Portfolio regardless of fluctuating price levels of the Portfolio's shares, investors should consider their financial ability to continue to purchase through periods of low price levels. The Fund may modify or terminate the Systematic Investment Plan at any time or charge a service fee. No such fee is currently contemplated.

                             Shareholder Services

EXCHANGE PRIVILEGE

The Exchange Privilege enables an investor to purchase, in exchange for shares of a class of a Portfolio, shares of the same class of the Fund's other portfolios or shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns

Investment Trust, and the Money Market Portfolio of The RBB Fund, Inc., to the extent such shares are offered for sale in the investor's state of residence. These funds have different investment objectives which may be of interest to investors. To use this privilege, investors should consult their account executive at Bear Stearns, their account executive at an Authorized Dealer or the Transfer Agent to determine if it is available and whether any conditions are imposed on its use.

To use this privilege, exchange instructions must be given to the Transfer Agent in writing or by telephone. A shareholder wishing to make an exchange may do so by sending a written request to the Transfer Agent at the address given above in "How to Buy Shares--General." Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the account application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to exchange shares of a Portfolio by phone because share certificates must accompany all exchange requests. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with the Transfer Agent. This form is available from the Transfer Agent. Once this election has been made, the shareholder may contact the Transfer Agent by telephone at 1-800-447-1139 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to the Transfer Agent in writing.

The Transfer Agent may use security procedures to confirm that telephone instructions are genuine. If the Transfer Agent does not use reasonable procedures, it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor any Portfolio will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

If the exchanging shareholder does not currently own shares of the portfolio or fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and Authorized Dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as described below. To participate in the Systematic Investment Plan or establish automatic withdrawal for the new account, however, an exchanging shareholder must file a specific written request. The Exchange Privilege may be modified or terminated at any time, or from time to time, by the Fund on 60 business days' notice to the affected portfolio or fund shareholders. The Fund, BSAM and Bear Stearns will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's Social Security number, address and/or bank).

Before any exchange, the investor must obtain and should review a copy of the current prospectus of the portfolio or fund into which the exchange is being made. Prospectuses may be obtained free of charge from Bear Stearns, any Authorized Dealer or the Transfer Agent. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $250; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the portfolio or fund into which the exchange is being made; if making an exchange to an existing account, the dollar value must equal or exceed the applicable minimum for subsequent investments. If any amount remains in the investment portfolio from which the exchange is being made, such amount must not be below the minimum account value required by the portfolio or fund.

Shares will be exchanged at the next determined net asset value. No CDSC will be imposed on Class B or C shares at the time of an exchange. The CDSC applicable on redemption of Class B or C shares will be calculated from the date of the initial purchase of the Class B or C shares exchanged. If an investor is exchanging Class A shares into a portfolio or fund that charges a sales load, the investor may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the portfolio or fund from which the investor is exchanging were: (a) purchased with a sales load; (b) acquired by a previous exchange from shares purchased with a sales load; or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange the investor must notify Bear Stearns, the Authorized Dealer or the Transfer Agent. Any such qualification is subject to confirmation of the investor's holdings through a check of appropriate records. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a $5.00 fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

The exchange of shares of one portfolio or fund for shares of another is treated for federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may recognize a taxable gain or loss.

REDIRECTED DISTRIBUTION OPTION

The Redirected Distribution Option enables a shareholder to invest automatically dividends and/or capital gain distributions, if any, paid by a Portfolio in shares of the same class of another portfolio of the Fund or a fund advised or sponsored by Bear Stearns of which the shareholder is an investor, or the Money Market Portfolio of The RBB Fund, Inc. Shares of the other portfolio or fund will be purchased at the current net asset value. If an investor is investing in a class that charges a CDSC, the shares purchased will be subject upon redemption to the CDSC, if applicable, to the purchased shares.

This privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. The Fund may modify or terminate this privilege at any time or charge a service fee. No such fee is currently contemplated.

                             How to Redeem Shares

GENERAL

The redemption price will be based on the net asset value next computed after receipt of a redemption request; in certain instances a CDSC will be charged.

Investors may request redemption of Portfolio shares at any time. Redemption requests may be made as described below. When a request is received in proper form, the Portfolio will redeem the shares at the next determined net asset value. If the investor holds Portfolio shares of more than one class, any request for redemption must specify the class of shares being redeemed. If the investor fails to specify the class of shares to be redeemed or if the investor owns fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from the investor, the investor's Bear Stearns account executive or the investor's Authorized Dealer. The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed directly through Bear Stearns.

Each Portfolio ordinarily will make payment for all shares redeemed within three days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if an investor has purchased Portfolio shares by check and subsequently submits a redemption request by mail, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 business days. The Fund will reject requests to redeem shares by telephone or wire for a period of 15 business days after receipt by the Transfer Agent of the purchase check against which such redemption is requested. This procedure does not apply to shares purchased by wire payment.

The Fund reserves the right to redeem investor accounts at its option upon not less than 60 business days' written notice if the account's net asset value is $750 or less, for reasons other than market conditions, and remains so during the notice period. Shareholders who have redeemed Class A shares may reinstate their Portfolio account without a sales charge up to the dollar amount redeemed by purchasing Class A shares of the same Portfolio or of any other Bear Stearns Fund within 60 business days of the redemption. Shareholders should obtain and read the applicable prospectuses of such other funds and consider their objectives, policies and applicable fees before investing in any of such funds. To take advantage of this reinstatement privilege, shareholders must notify their Bear Stearns account executive, Authorized Dealer or the Transfer Agent at the time the privilege is exercised.

CONTINGENT DEFERRED SALES CHARGE-CLASS A SHARES

A CDSC of 1% payable to Bear Stearns is imposed on any redemption of Class A shares within one year of the date of purchase by any investor that purchased Class A shares as part of an investment of at least $1,000,000. A CDSC of 1% is also imposed on any redemption of Class A shares within one year of the date of purchase by any investor that purchased the shares with the proceeds from the redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns. No CDSC will be imposed to the extent that the net asset value of the Class A shares redeemed does not exceed (i) the current net asset value of Class A shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of an investor's Class A shares above the dollar amount of all such investor's payments for the purchase of Class A shares held by the investor at the time of redemption. See the Statement of Additional Information for more information.

CONTINGENT DEFERRED SALES CHARGE-CLASS B SHARES

A CDSC of up to 5% payable to Bear Stearns is imposed on any redemption of Class B shares within six years of the date of purchase. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of an investor's Class B shares above the dollar amount of all such investor's payments for the purchase of Class B shares held by the investor at the time of redemption.

If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Portfolio's performance, the applicable CDSC may be applied to the then-current net asset value rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding year; then of amounts representing shares purchased more than one year prior to the redemption; and, finally, of amounts representing the cost of shares purchased within one year prior to the redemption.

For example, assume an investor purchased 100 shares of a Portfolio at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 5 additional shares through dividend reinvestment. During the first year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 5% for a total CDSC of $12.00.

CONTINGENT DEFERRED SALES CHARGE-CLASS C SHARES

A CDSC of 1% payable to Bear Stearns is imposed on any redemption of Class C shares within one year of the date of purchase. No CDSC will be imposed to the extent that the net asset value of the Class C shares redeemed does not exceed
(i) the current net asset value of Class C shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of an investor's Class C shares above the dollar amount of all such investor's payments for the purchase of Class C shares held by the investor at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the Portfolio's performance, the applicable CDSC may be applied to the then-current net asset value rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; then of amounts representing shares purchased more than one year prior to the redemption; and, finally, of amounts representing the cost of shares purchased within one year prior to the redemption.

For example, assume an investor purchased 100 shares of a Portfolio at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 5 additional shares through dividend reinvestment. During the first year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.

WAIVER OF CDSC-CLASS A, B AND C SHARES

The CDSC applicable to Class A, B and C shares will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in eligible benefit plans, (c) redemptions as a result of a combination of any investment company with a Portfolio by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to section 403(b) of the Code, and (e) to the extent that shares redeemed have been withdrawn from the Automatic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the automatic withdrawal is established. If the Fund's Trustees determine to discontinue the waiver of the CDSC, the disclosure in the Portfolios' prospectus will be revised appropriately. Any Portfolio shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Portfolio's prospectus at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption an investor must notify the Transfer Agent or the investor's Bear Stearns account executive or the investor's Authorized Dealer must notify Bear Stearns. Any such qualification is subject to confirmation of the investor's entitlement.

PROCEDURES

REDEMPTION THROUGH BEAR STEARNS OR AUTHORIZED DEALERS
Clients with a brokerage account may submit redemption requests to their account executives or Authorized Dealers in person or by telephone, mail or wire. As the Fund's agent, Bear Stearns or Authorized Dealers may honor a redemption request by repurchasing Fund shares from a redeeming shareholder at the shares' net asset value next computed after receipt of the request by Bear Stearns or the Authorized Dealer. Under normal circumstances, within three days, redemption proceeds will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder. Bear Stearns account executives or Authorized Dealers are responsible for promptly forwarding redemption requests to the Transfer Agent.

If an investor authorizes telephone redemption, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a representative of Bear Stearns or the Authorized Dealer and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Transfer Agent or the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTION THROUGH THE TRANSFER AGENT
Shareholders who are not clients with a brokerage account who wish to redeem shares must redeem their shares through the Transfer Agent by mail; other shareholders also may redeem Fund shares through the Transfer Agent. Mail redemption requests should be sent to the Transfer Agent at: PFPC Inc.,
Attention: The Bear Stearns Funds-[Name of Portfolio], P.O. Box 8960, Wilmington, Delaware 19899-8960.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS
A shareholder may have redemption proceeds of $500 or more wired to the shareholder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $7.50 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the shareholder's Bear Stearns account executive, to any Authorized Dealer, or to the Transfer Agent if the shares are not held in a brokerage account.

If share certificates have been issued, written redemption instructions, indicating the portfolio from which shares are to be redeemed, and duly endorsed share certificates, must be received by the Transfer Agent in proper form and signed exactly as the shares are registered. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. A signature guarantee is designed to protect the shareholders and the Portfolios against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency or savings association that which participants in a medallion program by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. The Fund reserves the right to amend or discontinue its signature guarantee policy at any time and, with regard to a particular redemption transaction, to require a signature guarantee at its discretion. Any questions with respect to signature guarantees should be directed to the Transfer Agent by calling 1-800-447-1139.

During times of drastic economic or market conditions, investors may experience difficulty in contacting Bear Stearns or Authorized Dealers by telephone to request a redemption of Portfolio shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, each Portfolio's net asset value may fluctuate.

AUTOMATIC WITHDRAWAL

Automatic Withdrawal permits investors to request withdrawal of a specified dollar amount (minimum of $25) on either a monthly or quarterly basis if the investor has a $5,000 minimum account. An application for Automatic Withdrawal can be obtained from Bear Stearns or the Transfer Agent. Automatic Withdrawal may be ended at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through Automatic Withdrawal. Purchases of additional shares concurrent with withdrawals generally are undesirable.

                      Dividends, Distributions and Taxes

Dividends will be automatically reinvested in additional Portfolio shares at net asset value, unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redirected Distribution Option. Each Portfolio ordinarily pays dividends from its net investment income at least once a year. Each Portfolio distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. No Portfolio will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional Portfolio shares at net asset value, unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redirected Distribution Option. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each class of each Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a particular class of a Portfolio will be borne exclusively by such class. Class B and C shares will receive lower per-share dividends than Class A shares because of the higher expenses borne by Class B and C shares. See "Fee Table."

Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or disposition of certain market discount bonds, paid by a Portfolio will be taxable to U.S. shareholders as ordinary income, whether received in cash or reinvested in additional shares of the same or another portfolio or fund. Distributions from net realized long-term securities gains of a Portfolio will be taxable to U.S. shareholders as long-term capital gains for federal income tax purposes, regardless of how long shareholders have held their Portfolio's shares and whether such distributions are received in cash or reinvested in, or redirected into, other shares. The Code provides that the net capital gain of an individual generally will not be subject to federal income tax at a rate in excess of 28% and certain capital gains of individuals may be subject to a lower tax rate. Dividends and distributions may be subject to state and local taxes.

The Large Cap Portfolio, Small Cap Portfolio, The Insiders Select Fund, STARS Portfolio, International Equity Portfolio and Balanced Portfolio may make short sales "against the box." See "Description of the Portfolios--Investment Techniques." Any gains realized by a Portfolio as such sales will be recognized at the time the Portfolio enters into the short sale.

Dividends, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Portfolio to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

Notice as to the tax status of investors' dividends and distributions will be mailed to them annually. Investors also will receive periodic summaries of their accounts which will include information as to dividends and distributions from securities gains, if any, paid during the year.

The Code provides for the "carryover" of some or all of the sales load imposed on a Portfolio's Class A shares if an investor exchanges such shares for shares of another fund or portfolio advised or sponsored by the Adviser or its affiliates within 91 days of purchase and such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charged the investor for such shares, up to the amount of the reduction of the sales load charge on the exchange, is not included in the basis of such shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the fund shares received on the exchange.

Generally, the Fund must withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify that the TIN furnished in connection with opening an account is correct and that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may direct the Fund to institute backup withholding if the IRS determines that a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a federal income tax return.

A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner's federal income tax return.

While a Portfolio is not expected to have any federal tax liability, investors should expect to be subject to federal, state and local taxes in respect of their investment in Portfolio shares. Management of the Fund believes that each Portfolio has qualified for the fiscal year ended March 31, 1998 as a "regulated investment company" under the Code. Each Portfolio intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves a Portfolio of any liability for federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. A Portfolio may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

Each investor should consult its tax adviser regarding specific questions as to federal, state or local taxes applicable to an investment in a Portfolio.

                            Performance Information

For purposes of advertising, performance for each class of each Portfolio may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by a Portfolio during the measuring period were reinvested in shares of the same class. These figures also take into account any applicable distribution and shareholder servicing fees. As a result, at any given time, the performance of Class B and Class C should be expected to be lower than that of Class A. Performance for each class will be calculated separately.

Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in a Portfolio was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of each Portfolio's performance will include such Portfolio's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Portfolio has operated. Computations of average annual total return for periods of less than one year represent an annualization of such Portfolio's actual total return for the applicable period.

Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (or maximum public offering price in the case of Class A shares) per share at the beginning of the period. Class B total return will reflect the deduction of the CDSC. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return for each Portfolio also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or C shares. Calculations based on the net asset value per share do not reflect the deduction of the sales load on the Portfolios' Class A shares, which, if reflected, would reduce the performance quoted.

Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

Comparative performance information may be used from time to time in advertising or marketing each Portfolio's shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's Midcap 400 Index, Wilshire 4500 Stock Index, Russell Small Cap Index, the Dow Jones Industrial Average and other industry benchmarks.

                              General Information

The Fund was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 29, 1994, and commenced operations on or about April 3, 1995. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. Each Portfolio's shares are classified into four classes--Class A, B, C and Y. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio of which they are shareholders. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the relevant Portfolio and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the respective Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of a Portfolio. Thus, the risk of a shareholder incurring financial loss on account of a shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of such Portfolio. The Fund's Trustees intend to conduct the operations of each Portfolio in a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolio. As discussed under "Management of the Fund" in the Portfolios' Statement of Additional Information, each Portfolio ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees. To date, the Fund's Board has authorized the creation of 10 portfolios of shares. All consideration received by the Fund for shares of one of the portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one portfolio (and as to classes within a portfolio) are treated separately from those of the other portfolios (and classes). The Fund has the ability to create, from time to time, new portfolios of shares without shareholder approval. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of such portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, Rule 18f-2 exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of Rule 18f-2.

The Transfer Agent maintains a record of share ownership and will send confirmations and statements of account. Shareholder inquiries may be made by writing to the Fund at PFPC Inc., Attention: The Bear Stearns Funds, P.O. Box 8960, Wilmington, Delaware 19899-8960, by calling 1-800-447-1139 or by calling Bear Stearns at 1-800-766-4111.

ADDITIONAL INFORMATION

The term "majority of the outstanding shares" of each Portfolio means the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

As used in this Prospectus, the term "Business Day" refers to those days when the NYSE is open for business. Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Martin Luther King Day, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in each Portfolio's official sales literature in connection with the offer of a Portfolio's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

                                   Appendix

INVESTMENT TECHNIQUES

In connection with its investment objective and policies, each Portfolio may employ, among others, certain of the following investment techniques which may involve certain risks. Options and futures transactions involve "derivative securities."

LENDING PORTFOLIO SECURITIES (ALL PORTFOLIOS)
From time to time, each Portfolio may lend securities from its portfolio of investments to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33 1/3% of the value of a Portfolio's total assets. In connection with such loans, a Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Portfolio can increase its income through the investment of such collateral. A Portfolio continues to be entitled to payments in amounts equal to the interest, dividends and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. A Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with such Portfolio. The Portfolios have appointed Custodial Trust Company (CTC), an affiliate of the Adviser. CTC receives a fee for these services.

BORROWING MONEY (ALL PORTFOLIOS)
As a fundamental policy, each Portfolio is permitted to borrow to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's total assets. However, each Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Portfolio's total assets, such Portfolio will not make any additional investments.

CERTAIN PORTFOLIO SECURITIES

AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITARY RECEIPTS (LARGE CAP PORTFOLIO, STARS PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SMALL CAP VALUE PORTFOLIO AND FOCUS LIST PORTFOLIO)
Each Portfolio's assets may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. Each Equity Portfolio may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

MONEY MARKET INSTRUMENTS

Each Portfolio may invest, for temporary defensive purposes, in the following types of money market instruments, each of which at the time of purchase must have or be deemed to have under rules of the Securities and Exchange Commission remaining maturities of 13 months or less.

U.S. TREASURY SECURITIES (ALL PORTFOLIOS)
U.S. Treasury securities include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

U.S. GOVERNMENT SECURITIES (ALL PORTFOLIOS)
In addition to U.S. Treasury securities, U.S. Government securities include securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

BANK OBLIGATIONS (ALL PORTFOLIOS)
Each Portfolio may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by each Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. No Portfolio will invest more than 15% of the value of its net assets in time deposits maturing in more than seven days and in other securities that are illiquid.

Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS (ALL PORTFOLIOS) Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by each Portfolio will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by BSAM to be of comparable quality to those rated obligations which may be purchased by a Portfolio. Each Portfolio may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals.

WARRANTS (ALL PORTFOLIOS)
Each Portfolio may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time.

INVESTMENT COMPANY SECURITIES (ALL PORTFOLIOS)
Each Portfolio may invest in securities issued by other investment companies. Under the 1940 Act, a Portfolio's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Portfolio's total assets with respect to any one investment company, and (iii) 10% of the Portfolio's total assets in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses.

ILLIQUID SECURITIES (ALL PORTFOLIOS)
Each Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, options traded in the over-the-counter market and securities used to cover such options, and certain asset-backed and mortgage-backed securities, such as certain collateralized mortgage obligations and stripped mortgage-backed securities. As to these securities, each Portfolio is subject to a risk that should such Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of such Portfolio's net assets could be adversely affected.

RATINGS (ALL PORTFOLIOS)
The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, BSAM also will evaluate such obligations and the ability of their issuers to pay interest and principal. Each Portfolio will rely on BSAM's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, BSAM will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the quality of the issuer's management and regulatory matters. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events. Once the rating of a security held by a Portfolio has been changed, BSAM will consider all circumstances deemed relevant in determining whether such Portfolio should continue to hold the security.

The
Bear Stearns
Funds

575 Lexington Avenue

New York, NY 10022

1-800-766-4111

Distributor
Bear, Stearns & Co. Inc.
245 Park Avenue
New York, NY 10167

Investment Adviser
Bear Stearns Asset Management Inc.
575 Lexington Avenue
New York, NY 10022

Sub Adviser
International Equity Portfolio
Marvin & Palmer Associates, Inc.
1201 N. Market Street
Suite 2300
Wilmington, DE 19801

Administrator
Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

Custodian
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

Transfer & Dividend
Disbursement Agent
PFPC Inc.
Bellevue Corporate Center
400 Bellevue Parkway
Wilmington, DE 19809

Counsel
Kramer, Levin, Naftalis & Frankel
919 Third Avenue
New York, NY 10022

Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THE PORTFOLIOS' PROSPECTUS AND IN THE PORTFOLIOS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE PORTFOLIOS' SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THE PORTFOLIOS', PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                                                     Rule 497(c)
                                                       Registration No. 33-84842



T H E   B E A R   S T E A R N S   F U N D S
5 7 5  L E X I N G T O N   A V E N U E   N E W   Y O R K,   N Y   1 0 0 2 2
1 . 8 0 0 . 7 6 6 . 4 1 1 1

PROSPECTUS

                          The Bear Stearns Funds and
                         Bear Stearns Investment Trust

                            CLASS A, B AND C SHARES

The Bear Stearns Funds and Bear Stearns Investment Trust are separate open-end management investment companies, known as mutual funds (together the "Funds"). By this Prospectus, the Funds offer Class A, B and C shares of one non-diversified portfolio, the Emerging Markets Debt Portfolio (the "Debt Portfolio"), and two diversified portfolios, the Total Return Bond Portfolio (the "Bond Porfolio") and the High Yield Total Return Portfolio (the "High Yield Portfolio") (each a "Portfolio" and together the "Portfolios").

                          TOTAL RETURN BOND PORTFOLIO
 Seeks maximization of total return, consistent with preservation of capital.

                       HIGH YIELD TOTAL RETURN PORTFOLIO
   Seeks total return through high current income and capital appreciation.

                        EMERGING MARKETS DEBT PORTFOLIO
              Seeks high current income by primarily investing in debt obligations of issuers located in emerging countries, and seeks to provide capital appreciation.

BEAR STEARNS ASSET MANAGEMENT INC. ("BSAM" or the "Adviser"), a wholly owned subsidiary of The Bear Stearns Companies Inc., serves as each Portfolio's investment adviser. Bear Stearns Funds Management Inc. ("BSFM"), a wholly owned subsidiary of The Bear Stearns Companies Inc., is the Administrator of each Portfolio. Bear, Stearns & Co. Inc. ("Bear Stearns"), an affiliate of BSAM, serves as each Portfolio's distributor. Bear Stearns is also referred to herein as the "Distributor."

                            ----------------------

THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT EACH PORTFOLIO THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Part B (also known as the Statement of Additional Information), dated July 28, 1998, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the address or call one of the telephone numbers listed under "General Information" in this prospectus. Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Internet Web site maintained by the Securities and Exchange Commission (http://www.sec.gov).

                            ----------------------

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank; are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency; and are subject to investment risks, including possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 JULY 28, 1998

                               Table of Contents

                                                                            PAGE
Fee Table..................................................................   3
Financial Highlights.......................................................   6
Alternative Purchase Methods...............................................   8
Description of the Portfolios..............................................   8
Investment Objectives and Policies.........................................   9
Investment Techniques......................................................  13
Risk Factors...............................................................  22
Management of the Portfolios...............................................  32
How to Buy Shares..........................................................  36
Net Asset Value............................................................  38
Shareholder Services.......................................................  41
How to Redeem Shares.......................................................  43
Dividends and Distributions................................................  46
Taxes......................................................................  47
Performance Information....................................................  48
General Information........................................................  49
Appendix................................................................... A-1

                                   Fee Table

-------------------------------------------------------------------------------------------
                            TOTAL RETURN BOND              HIGH YIELD TOTAL RETURN
                                PORTFOLIO                         PORTFOLIO
                         CLASS A     CLASS B    CLASS C    CLASS A     CLASS B    CLASS C
-------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION
 EXPENSES
 Maximum Sales Load
 Imposed on Purchases
 (as a percentage of
 maximum offering
 price).................  4.50%(1)     --         --        4.50%(1)     --         --
 Maximum Deferred Sales
 Charge Imposed on
 Redemptions (as a
 percentage of the
 amount subject to
 charge)................   --   (2)   5.00%      1.00%       --   (2)   5.00%      1.00%
ANNUAL PORTFOLIO
 OPERATING EXPENSES (AS
 A PERCENTAGE OF AVERAGE
 DAILY NET ASSETS)
 Advisory Fees (after
 fee waiver)............  0.00%(3)    0.00%(3)   0.00%(3)   0.00%(4)    0.00%(4)   0.00%(4)
 12b-1 Fees.............  0.35%(5)    0.75%      0.75%      0.10%       0.75%      0.75%
 Other Expenses (after
 expense reimbursement).  0.45%(3)    0.70%(3)   0.70%(3)   0.90%(4)    0.90%(4)   0.90%(4)
                          ----        ----       ----       ----        ----       ----
 Total Portfolio
 Operating Expenses
 (after fee waiver and
 expense reimbursement).  0.80%(3)    1.45%(3)   1.45%(3)   1.00%(4)    1.65%(4)   1.65%(4)
                          ====        ====       ====       ====        ====       ====

------
See Notes on Page 5.

EXAMPLE:
 You would pay the following expenses on a hypothetical $1,000 investment, assuming a 5% annual return.

------------------------------------------------------------------------------
                                       1 YEAR                  3 YEARS
                                  WITH       WITHOUT      WITH       WITHOUT
FUND                           REDEMPTIONS REDEMPTIONS REDEMPTIONS REDEMPTIONS
------------------------------------------------------------------------------
TOTAL RETURN BOND PORTFOLIO
 Class A Shares...............    $ 53         $53        $ 69        $ 69
 Class B Shares...............      66          15          79          46
 Class C Shares...............      25          15          46          46
HIGH YIELD TOTAL RETURN
 PORTFOLIO
 Class A Shares...............      55          --          75          --
 Class B Shares...............      68          17          85          52
 Class C Shares...............      27          17          52          52
------------------------------------------------------------------------------
                                       5 YEARS                10 YEARS*
                                  WITH       WITHOUT      WITH       WITHOUT
                               REDEMPTIONS REDEMPTIONS REDEMPTIONS REDEMPTIONS
------------------------------------------------------------------------------
TOTAL RETURN BOND PORTFOLIO
 Class A Shares...............    $ 87         $87        $140        $140
 Class B Shares...............     103          79         156         156
 Class C Shares...............      79          79         174         174
HIGH YIELD TOTAL RETURN
 PORTFOLIO
 Class A Shares...............      98          --         162          --
 Class B Shares...............     113          90         178         178
 Class C Shares...............      90          90         195         195

------
* Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight in the case of Class B shares.

--------------------------------------------------------------------------------
                                                       EMERGING MARKETS DEBT
                                                             PORTFOLIO
                                                      CLASS A    CLASS B CLASS C
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Load Imposed on Purchases (as a
 percentage of maximum offering price)...............  4.50%(1)    --      --
 Maximum Deferred Sales Charge Imposed on Redemptions
 (as a percentage of the amount subject to charge)...   --  (2)   5.00%   1.00%
ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE
 OF AVERAGE DAILY NET ASSETS)
 Advisory Fees (after fee waiver)(6).................  0.28%      0.01%   0.28%
 12b-1 Fees..........................................  0.35%(5)   0.75%   0.75%
 Other Expenses (after expense reimbursement)(7).....  1.12%      1.64%   1.37%
                                                       ----       ----    ----
 Total Portfolio Operating Expenses (after fee waiver
 and expense reimbursement)(6).......................  1.75%      2.40%   2.40%
                                                       ====       ====    ====

------
See Notes on Page 5.

EXAMPLE:
 You would pay the following expenses on a hypothetical $1,000 investment, assuming a 5% annual return.

-------------------------------------------------------------------------
                                  1 YEAR                  3 YEARS
                             WITH       WITHOUT      WITH       WITHOUT
FUND                      REDEMPTIONS REDEMPTIONS REDEMPTIONS REDEMPTIONS
-------------------------------------------------------------------------
EMERGING MARKETS DEBT
 PORTFOLIO
 Class A Shares..........    $ 62        $ --        $ 98        $ --
 Class B Shares..........      75          24         107          75
 Class C Shares..........      34          24          75          75
-------------------------------------------------------------------------
                                  5 YEARS                10 YEARS*
                             WITH       WITHOUT      WITH       WITHOUT
                          REDEMPTIONS REDEMPTIONS REDEMPTIONS REDEMPTIONS
-------------------------------------------------------------------------
EMERGING MARKETS DEBT
 PORTFOLIO
 Class A Shares..........    $136        $ --        $242        $ --
 Class B Shares..........     150         128         257         257
 Class C Shares..........     128         128         274         274

------
* Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight in the case of Class B shares.

The amounts listed in the example should not be considered as representative of past or future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Portfolios' actual performance will vary and may result in an actual return greater or less than 5%.

The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Portfolios and investors, the payment of which will reduce investors' annual return. In addition to the expenses noted above, the Fund will charge $7.50 for each wire redemption. See "How to Redeem Shares." For a description of the expense reimbursement or waiver arrangements in effect, see "Management of the Portfolios."

------
(1) The sales load may also be reduced or eliminated under certain circumstances. See "How to Buy Shares."
(2) In certain situations, where no sales charge is assessed at the time of purchase, a contingent deferred sales charge of up to 1.00% may be imposed on redemptions within the first year of purchase. See "How to Buy Shares-Class A Shares."
(3) With respect to Class B and C shares of the Bond Portfolio, Other Expenses include a shareholder servicing fee of 0.25%. With respect to Class A, B and C shares, BSAM has undertaken to waive its investment advisory fee and assume certain expenses of the Bond Portfolio other than brokerage commissions, extraordinary items, interest and taxes to the extent Total Portfolio Operating Expenses exceed 0.80%, 1.45% and 1.45% for Class A, B and C shares, respectively. Without such fee waiver and expense reimbursement, Advisory Fees would have been 0.45% for the Bond Portfolio. Other Expenses would have been 1.86% for A shares, 0.73% for B shares and 1.88% for C shares, and Total Portfolio Operating Expenses would have been 2.66% for A Shares, 1.93% for B Shares and 3.08% for C Shares.
(4) With respect to Class A, B and C shares of the High Yield Portfolio, Other Expenses include a shareholder servicing fee of 0.25%. BSAM has undertaken to waive its investment advisory fee and assume certain expenses of the High Yield Portfolio other than brokerage commissions, extraordinary items, interest and taxes. Without such fee waiver and expense reimbursement, Advisory Fees would have been 0.60% for the High Yield Portfolio. Other Expenses would have been 1.97% for Class A shares, 1.98% for Class B shares and 1.97% for Class C shares. Total Portfolio Operating Expenses would have been 2.67% for Class A shares, 3.33% for Class B shares and 3.32% for Class C shares.
(5) With respect to Class A shares of the Bond and Debt Portfolios, 12b-1 fees include a shareholder servicing fee of 0.25% and a distribution fee of 0.10%. Bear Stearns will waive the distribution fee to the extent that the Portfolio would otherwise exceed the National Association of Securities Dealers, Inc. ("NASD") limitations on asset-based sales charges. Pursuant to NASD rules, the aggregate deferred sales loads and annual distribution fees may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Portfolio rather than on a per shareholder basis. Therefore, a long-term shareholder of the Portfolio may pay more in distribution fees than the economic equivalent of 6.25% of such shareholder's investment in such shares. The maximum sales charge rule is applied separately to each class.
(6) The expense figures have been restated from actual expenses paid during the fiscal year ended March 31, 1998 to reflect current expense levels. BSAM has undertaken to waive its compensation and assume its expenses (except the brokerage fees, extraordinary items and taxes) provided in the Investment Management Agreement to maintain total operating expenses at 1.75%, and 2.40% and 2.40% per annum of the average daily net assets of the Class A shares, Class B shares and Class C shares, respectively. The waiver of compensation will automatically expire at such time as the Debt Portfolio has average net assets of $50 million or total operating expenses of the Debt Portfolio are less than 1.75% per annum of the average daily net assets, unless BSAM in its sole discretion determines to continue the waiver of compensation. Without such waiver, the investment management fees would be equal on an annual basis to 1.15%, of average net assets for Class A shares, Class B shares and Class C shares. Without such waiver by BSAM, total operating expenses are estimated to be equal to an annual basis to 2.76%, 4.65% and 3.45% of average net assets for Class A shares, Class B shares and Class C shares, respectively. See "Management of the Portfolio".

(7) With respect to the Class B and Class C shares of the Debt Portfolio,
  Other Expenses include a distribution fee of 0.10% and a shareholder servicing fee of 0.25% for personal service and maintenance of accounts. A service fee is reallocated to NASD member firms for continuous personal service by such members to investors in the Debt Portfolio, such as responding to shareholder inquiries, quoting net asset values, providing current marketing material and attending to other shareholder matters. Pursuant to the rules of the NASD, the aggregate initial sales charges, any deferred sales charges and asset based sales charges on shares of the Debt Portfolio may not exceed 6.25% of total gross sales, subject to certain exclusions.

                             Financial Highlights

The information in the table below covering each Portfolio's investment results for the periods indicated has been audited by Deloitte & Touche LLP. Further financial data and related notes appear in each Portfolio's Annual Report for the fiscal year ended March 31, 1998, which is incorporated by reference into each Portfolio's Statement of Additional Information, which is available upon request.

Contained below are per-share operating performance data, total investment return, ratios to average net assets and other supplemental data for Class A, B and C shares of each Portfolio for the periods indicated. This information has been derived from information provided in each Portfolio's financial statements.

Further information about performance is contained in the Annual Report, which may be obtained without charge by writing to the address or calling one of the telephone numbers listed under "General Information."

----------------------------------------------------------------------------------------
                                                                         DISTRI-
                         NET                  NET                        BUTIONS  NET
                         ASSET                REALIZED AND    DIVIDENDS  FROM NET ASSET
                         VALUE,    NET        UNREALIZED      FROM NET   REALIZED VALUE,
                         BEGINNING INVESTMENT GAIN/(LOSS) ON  INVESTMENT CAPITAL  END OF
                         OF PERIOD INCOME*(4) INVESTMENTS*(5) INCOME     GAINS    PERIOD
----------------------------------------------------------------------------------------
EMERGING MARKETS DEBT
PORTFOLIO(1)
CLASS A
 For the fiscal year
  ended March 31, 1998..  $11.14     $0.91        $ 1.17        $(0.92)   $(0.30) $12.00
 For the fiscal year
  ended March 31, 1997..    9.02      0.85          2.10         (0.83)      --    11.14
 For the fiscal year
  ended March 31, 1996..    6.90      0.91          2.13         (0.92)      --     9.02
 For the fiscal year
  ended March 31, 1995..    8.98      0.79         (1.85)        (0.77)    (0.25)   6.90
 For the period May 3,
  1993 through March 31,
  1994..................    9.55      0.66         (0.55)        (0.65)    (0.03)   8.98
CLASS B
 For the period January
  12, 1998 through March
  31, 1998..............   11.33      0.21          0.61         (0.20)      --    11.95
CLASS C
 For the fiscal year
  ended March 31, 1998..   11.14      0.97          1.04         (0.90)    (0.30)  11.95
 For the fiscal year
  ended March 31, 1997..    9.04      0.84          2.07         (0.81)      --    11.14
 For the period July 26,
  1995 through March 31,
  1996..................    7.81      0.59          1.32         (0.68)      --     9.04
TOTAL RETURN BOND
PORTFOLIO(2)
CLASS A
 For the fiscal year
  ended March 31, 1998..   12.03      0.76          0.36         (0.76)    (0.02)  12.37
 For the fiscal year
  ended March 31, 1997..   12.26      0.73         (0.20)        (0.73)    (0.03)  12.03
 For the period April 5,
  1995 through March 31,
  1996..................   12.00      0.71          0.30         (0.71)    (0.04)  12.26
CLASS B
 For the period February
  2, 1998 through March
  31, 1998..............   12.47      0.10         (0.10)        (0.10)      --    12.37
CLASS C
 For the fiscal year
  ended March 31, 1998..   12.03      0.70          0.36         (0.70)    (0.02)  12.37
 For the fiscal year
  ended March 31, 1997..   12.26      0.68         (0.20)        (0.68)    (0.03)  12.03
 For the period April 5,
  1995 through March 31,
  1996..................   12.00      0.67          0.30         (0.67)    (0.04)  12.26
HIGH YIELD TOTAL RETURN
PORTFOLIO(3)
CLASS A
 For the period January
  2, 1998 through
  March 31, 1998........   12.00      0.26          0.73         (0.26)      --    12.73
CLASS B
 For the period January
  2, 1998 through March
  31, 1998..............   12.00      0.24          0.73         (0.24)      --    12.73
CLASS C
 For the period January
  2, 1998 through
  March 31, 1998........   12.00      0.24          0.73         (0.24)      --    12.73

-----
 * Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1) Commenced investment operations on May 3, 1993: Class B and C shares commenced its initial public offering on January 12, 1998 and July 26, 1995, respectively.
(2) Commenced investment operations on April 5, 1995: Class B and C shares commenced its initial public offering on February 2, 1998 and April 5, 1995, respectively.
(3) Commenced investment operations on January 2, 1998.
(4) Reflects waivers and related reimbursements.

------------------------------------------------------------------------------------------------
                                                            INCREASE/(DECREASE)
            NET                             RATIO OF NET    REFLECTED IN
            ASSETS,         RATIO OF        INVESTMENT      EXPENSE RATIOS AND NET
TOTAL       END OF          EXPENSES TO     INCOME          INVESTMENT INCOME
INVESTMENT  PERIOD          AVERAGE         TO AVERAGE      DUE TO WAIVERS AND     PORTFOLIO
RETURN(6)   (000'S OMITTED) NET ASSETS(4)   NET ASSETS(4)   RELATED REIMBURSEMENTS TURNOVER RATE
------------------------------------------------------------------------------------------------
 19.31%         $33,448         1.75%            7.70%               1.01%            128.91%
 33.48           33,185         2.00             7.95                0.80             223.41
 46.13           28,860         2.00            10.64                1.18             266.46
(13.07)          28,049         2.00             8.86                0.53              35.01
  0.36           45,691         2.00(8)          7.24(8)             0.33(8)          100.85
  7.29(7)           566         2.40(8)          7.13(7)(8)          2.25(7)(8)       128.91
 18.66            4,317         2.40             7.31                1.05             128.91
 32.97            2,583         2.40             7.59                0.64             223.41
 25.45(7)           202         2.40(7)(8)       8.72(7)(8)          3.42(7)(8)       266.46
  9.43            2,926         0.80             6.13                1.86             244.78
  4.40            3,367         0.80             5.99                1.73             262.95
  8.54            4,467         0.85(8)          5.76(8)             2.87(8)          107.35
 (0.04)(7)           18         1.45(8)          5.22(7)(8)          0.48(7)(8)       244.78
  8.92            1,403         1.28             5.60                1.80             244.78
  3.99            1,018         1.20             5.57                1.74             262.95
  8.13            1,775         1.25(8)          5.38(8)             2.95(8)          107.35
  8.30           18,301         1.00(8)          9.14(8)             1.67(8)          139.61
  8.13            6,013         1.65(8)          8.46(8)             1.68(8)          139.61
  8.13           11,298         1.65(8)          8.46(8)             1.67(8)          139.61

-----
(5) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods. For the Debt Portfolio net realized and unrealized gain/(loss) on investments include forward foreign currency exchange contracts and translation of foreign currency related transactions.
(6) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(7) Total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to timing differences in the commencement of the initial public offerings.
(8) Annualized.

                         Alternative Purchase Methods

By this Prospectus, each Portfolio offers investors three methods of purchasing its shares; investors may choose the class of shares that best suits their needs, given the amount of purchase, the length of time the investor expects to hold the shares and any other relevant circumstances. Each Portfolio share represents an identical pro rata interest in each Portfolio's investment portfolio.

CLASS A SHARES

Class A shares of each Portfolio are sold at net asset value per share plus a maximum initial sales charge of 4.50% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Shares--Class A Shares." The Class A shares of the Debt Portfolio and the Bond Portfolio are subject to an annual distribution and shareholder servicing fee at the rate of 0.35 of 1% of the value of the average daily net assets of Class A shares. Class A shares of High Yield Portfolio are subject to an annual distribution fee at the rate of
0.10 of 1% of the average daily net assets of Class A shares. The Class A shares of the High Yield Portfolio are subject to an annual shareholder servicing fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class A shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares.

CLASS B SHARES

Class B shares of each Portfolio are sold without an initial sales charge, but are subject to a Contingent Deferred Sales Charge ("CDSC") of up to 5% if the Class B shares are redeemed within six years of purchase. See "How to Redeem Shares--Class B Shares." Class B shares of each Portfolio are subject to an annual distribution fee at the rate of 0.75 of 1% of the average daily net assets of Class B shares. Class B shares of each Portfolio are subject to an annual shareholder servicing fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class B shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares. Class B shares of each Portfolio will convert to Class A shares, based on their relative net asset values, eight years after the initial purchase. The distribution and shareholder servicing fees will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares.

CLASS C SHARES

Class C shares of each Portfolio are subject to a 1% CDSC which is assessed only if Class C shares are redeemed within one year of purchase. See "How to Redeem Shares--Class C Shares." Class C shares of each Portfolio are subject to an annual distribution fee at the rate of 0.75 of 1% of the average daily net assets of Class C. Class C shares of each Portfolio also are subject to an annual shareholder servicing fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class C shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares. The distribution and shareholder servicing fees will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares.

The decision as to which class of shares is more beneficial to each investor depends on the amount and the intended length of time of the investor's investment. Each investor should consider whether, during the anticipated life of the investor's investment in a Portfolio, the accumulated distribution and shareholder servicing fees and CDSC, if any, on Class B or C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the net return of Class A. See "How to Buy Shares--Choosing a Class of Shares."

                         Description of the Portfolios

GENERAL

Each of the Bear Stearns Funds and Bear Stearns Investment Trust is known as a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain purposes under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. As described below, for certain matters the Funds' shareholders vote together as a group; as to others they vote separately by Portfolio. By this Prospectus, shares of the Debt Portfolio, the Bond Portfolio and the High Yield Portfolio are being offered. From time to time, other portfolios may be established and sold pursuant to other offering documents. See "General Information."

NON-DIVERSIFIED STATUS

The Debt Portfolio is a non-diversified portfolio of Bear Stearns Investment Trust. The Portfolio's classification as a "non-diversified" investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, the Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which generally requires that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). Since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry or economic sector, the Portfolio's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

                      Investment Objectives and Policies

The investment objectives and principal investment policies of each Portfolio are described below. Each Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting shares. There can be no assurance that a Portfolio's investment objective will be achieved.

TOTAL RETURN BOND PORTFOLIO ("BOND PORTFOLIO")

The Bond Portfolio's investment objective is to maximize total return, consistent with preservation of capital.

The Bond Portfolio invests at least 65% of the value of its total assets (except when maintaining a temporary defensive position) in bonds (which it defines as bonds, debentures and other fixed-income securities). The Portfolio is permitted to invest in a broad range of investment grade, U.S. dollar denominated fixed-income securities and securities with debt-like characteristics (e.g., bearing interest or having stated principal) of domestic and foreign issuers. These debt securities include bonds, debentures, notes, money market instruments (including foreign bank obligations, such as time deposits, certificates of deposit and bankers' acceptances, commercial paper and other short-term corporate debt obligations, and repurchase agreements), mortgage-related securities (including interest-only and principal-only stripped mortgage-backed securities), asset-backed securities, municipal obligations and convertible debt obligations. The issuers may include domestic and foreign corporations, partnerships or trusts, and governments or their political subdivisions, agencies or instrumentalities. Under normal market conditions, the Portfolio seeks to provide performance results that equal or exceed the Salomon Brothers BIG Bond Index, which is a market-capitalization weighted index that includes U.S. Treasury, Government-sponsored, mortgage and investment grade fixed-rate corporate fixed-income securities with a maturity of one year or longer and a minimum of $50 million amount outstanding at the time of inclusion in the Salomon Brothers BIG Bond Index. As of March 31, 1998, the weighted average maturity of securities comprising the Salomon Brothers BIG Bond Index was approximately eight and 1/2 years and their average duration was approximately four and 1/2 years. Under normal market conditions, the Portfolio invests in a portfolio of securities with a dollar-weighted average maturity ranging from four to 13 years and a duration of not less than 65% of the Salomon Brothers BIG Bond Index and not more than 135% of the Salomon Brothers BIG Bond Index.

As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of five years would be expected to decline 5% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 5% if interest rates fell 1%. The market price of a bond with a duration of 10 years would be expected to increase or decline twice as much as the market price of a bond with a five year duration. Duration measures a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Portfolio, BSAM will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments, coupon flows and other factors which may affect the maturity of the security. This method of computing duration is known as effective duration.

BSAM anticipates actively managing the Portfolio's assets in response to changes in the business cycle. BSAM seeks to identify and respond to phases in the business cycle--simplistically, the expansion, topping out, recession and trough phases--and to invest the Portfolio's assets by shifting among market sectors, maturities and relative credit quality in a way which it believes will achieve the Portfolio's objective in a relatively conservative manner taking into account the volatility and risk associated with investing in a portfolio of relatively longer-term fixed-income securities. While the Portfolio seeks, as part of its investment objective, to preserve capital, investors should recognize that the net asset value per share of the Portfolio should be expected to be more volatile than the net asset value per share of a fund that invested in portfolio securities with a shorter duration.

At least 70% of the value of the Portfolio's net assets must consist of securities which, in the case of bonds and other debt instruments, are rated no lower than A by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), Fitch Investors Service, L.P. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") or, if unrated, deemed to be of comparable quality by BSAM. Up to 30% of the value of the Bond Portfolio's net assets may consist of securities which, in the case of bonds and other debt instruments, are rated no lower than Baa by Moody's or BBB by S&P, Fitch and Duff or, if unrated, deemed to be of comparable quality by BSAM. The Bond Portfolio may invest in short-term fixed-income obligations which are rated in the two highest rating categories by Moody's, S&P, Fitch or Duff. See "Risk Factors--Fixed-Income Securities" below, and "Appendix" in the Statement of Additional Information.

HIGH YIELD TOTAL RETURN PORTFOLIO ("HIGH YIELD PORTFOLIO")

The High Yield Portfolio's investment objective is total return through high current income and capital appreciation.

The High Yield Portfolio will invest, under normal circumstances, at least 80% of its total assets in high yield fixed-income securities (as defined below), including domestic and foreign debt securities, convertible securities and preferred stocks. The balance of the Portfolio's assets may be invested in any other securities which BSAM believes are consistent with the Portfolio's objective, including higher-rated fixed-income securities, common stocks and other equity securities. The Portfolio is designed for investors seeking to diversify an all-equity portfolio with securities that offer greater income with capital appreciation potential. The Portfolio is not a market-timing vehicle.

Securities offering the high current yield and capital appreciation potential characteristics that the Portfolio seeks are generally found in rapidly growing companies requiring debt to fund plant expansion plans or pay for acquisitions and large, well-known companies with a high degree of leverage. These securities are also generally rated in the medium to lower categories by recognized rating services. The Portfolio expects to seek high current income by investing at least 80% of its total assets in "high yield fixed-income securities," which for this purpose constitute fixed income securities rated Ba or lower by Moody's Investors Service (Moody's), or BB or lower by Standard & Poor's Ratings Group (Standard & Poor's) or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO), or unrated securities determined by the Adviser to be of comparable quality. Corporate bonds rated Ba or lower by Moody's and BB or lower by Standard & Poor's are considered speculative. The Portfolio may invest up to 10%, and will normally hold no more than 25% (as a result of market movements or downgrades), of its assets in bonds rated below Caa by Moody's or CCC by Standard & Poor's, including bonds in the lowest ratings categories (C for Moody's and D for Standard and Poor's) and unrated bonds of comparable quality. Such securities are highly speculative and may be in default of principal and/or interest payments. A description of corporate bond ratings is contained in the Appendix to this Prospectus.

In selecting a security for investment by the Portfolio, BSAM will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by BSAM. BSAM will consider, among other things, the financial history and condition, the prospects and the management of an issuer in selecting securities for the Portfolio. BSAM will be free to invest in high yield, high risk debt securities of any maturity and duration, and the interest rates on such securities may be fixed or floating.

Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher rated securities. Some of such investments may be non-performing when purchased. See "Risk Factors."

In addition to providing the potential for high current income, high yield securities may provide the potential for capital appreciation. The Portfolio will seek capital appreciation by investing in securities which may be expected by BSAM to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer, which may improve the issuer's financial condition and credit rating, or a combination of both.

As stated above, normally at least 80% of the Portfolio's total assets will be invested in high yield fixed-income securities, including medium- to lower-rated high yield fixed-income securities and unrated securities of comparable quality. The balance of the Portfolio's assets may be invested in any other securities believed by BSAM to be consistent with the Portfolio's investment objective, including higher-rated fixed-income securities, common stocks and other equity securities. When prevailing economic conditions cause a narrowing of the spreads between the yields derived from medium to lower-rated or comparable unrated securities and those derived from higher rated issues, the Portfolio may invest in higher-rated fixed-income securities that provide similar yields but have less risk. Generally, the Portfolio's average weighted maturity will range from three to twelve years.

EMERGING MARKETS DEBT PORTFOLIO ("DEBT PORTFOLIO")

The Debt Portfolio's investment objective is to provide investors with high current income by investing primarily in Debt Obligations of issuers located in "Emerging Countries". The Portfolio's secondary objective is to provide investors with capital appreciation.

The Debt Portfolio considers "Debt Obligations" to include fixed or floating rate bonds, notes, debentures, commercial paper, loans, Brady bonds, convertible securities, and other debt securities issued or guaranteed by governments, agencies or instrumentalities, central banks, commercial banks or private issuers, including repurchase agreements with respect to obligations of governments or central banks. The Portfolio considers "Emerging Countries" to include any country that is generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation or the United Nations and its authorities. The countries that will not be considered Emerging Countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, United Kingdom, and United States. The Portfolio primarily invests in a combination of (a) high-yield dollar-denominated instruments and (b) local currency instruments in Emerging Countries where the relationship between interest rates and anticipated foreign exchange movements relative to the U.S. dollar is expected to result in a high dollar rate of return. Although the Portfolio's primary investment objective is current income, the Portfolio also intends to take advantage of opportunities to realize capital appreciation from its investments when such opportunities arise. Investing in local currency and dollar-denominated medium and long term debt in Emerging Countries offers the potential for capital appreciation due to interest rate and currency exchange fluctuations and improving credit quality. No assurance can be given that the Debt Portfolio's investment objective will be achieved.

The Portfolio may invest at least 80% of its total assets in Debt Obligations of issuers in Emerging Countries. The Portfolio intends to focus its investments in countries in Asia, Eastern Europe, Latin America and Africa. The Portfolio may invest up to 20% of its total assets in Debt Obligations of issuers that are not considered to be issuers in Emerging Countries.

The Portfolio may invest at least 30% of its total assets in Debt Obligations of issuers in Latin America. The Portfolio considers "Latin America" to include the following countries: Argentina, Bolivia, Brazil, Chile, Colombia, Costa Rica, Dominican Republic, Ecuador, Guatemala, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Uruguay and Venezuela.

At least 70% of the Portfolio's total assets is invested in U.S. dollar denominated instruments. Up to 30% of the Portfolio's assets may be invested in Debt Obligations denominated in local currencies provided that no more than 20% of the Portfolio's assets are expected to be invested in Debt Obligations denominated in the currency of any one country. To the extent the Portfolio invests in non-dollar denominated securities, the Portfolio will be subject to risks relating to fluctuations in currency exchange rates and the possible imposition of exchange control regulations (e.g., currency blockage) or other foreign or U.S. laws or restrictions applicable to such investments. See "Risk Factors."

Under normal circumstances, the Portfolio invests at least 70% of its total assets in Debt Obligations of issuers in at least three Emerging Countries. The Debt Portfolio may not invest more than 40% of its assets in Debt Obligations of issuers located in any one country. Investing the Portfolio's assets in securities of issuers located in Emerging Countries will subject the Portfolio to the risks of adverse social, political or economic events which may occur in such foreign countries. See "Risk Factors." When BSAM believes unusual circumstances warrant a defensive posture, the Portfolio temporarily may invest up to all of its assets in cash (U.S. dollars) or U.S. Government securities.

The Portfolio considers an issuer to be located in an Emerging Country if (i) the issuer derives 50% or more of its total revenues from either goods produced, sales made or services performed in Emerging Countries, or (ii) the issuer is organized under the laws of, and with a principal office in, an Emerging Country.

BSAM may invest in Debt Obligations that it determines to be suitable investments for the Portfolio notwithstanding any credit ratings that may be assigned to such securities. At any one time substantially all of the Portfolio's assets may be invested in Debt Obligations that are unrated or below investment grade. The Portfolio will purchase non-performing securities and some of these securities may be comparable to securities rated as low as D by Standard & Poor's or C by Moody's Investors Service, Inc. ("Moody's") (the lowest credit ratings of such agencies). A substantial portion of the Portfolio's holdings of Debt Obligations are expected to trade at substantial discounts from face value. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. The ratings do not necessarily reflect the current or future composition of the Portfolio. A description of the ratings of the various securities in which the Portfolio may invest appears in Appendix A to this Prospectus.

Debt Obligations in which the Portfolio may invest may have stated maturities ranging from overnight to 30 years and may have floating or fixed interest rates. The average maturity of the Portfolio's investments will vary based upon BSAM's assessment of economic and market conditions. Because the Portfolio intends to hold fixed-rate instruments, some of which may have long maturities, the value of the securities held by the Portfolio, and thus the net asset value of its shares generally will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a debt or other fixed income security was purchased, such security, if sold, might be sold at a price less than its cost. Conversely, if interest rates have declined from the time such a security was purchased, such security, if sold, might be sold at a price greater than its cost.

Debt markets in Emerging Countries presently consist of a wide variety of instruments issued by developing countries, related institutions and companies. The Portfolio intends to invest in two broad classes of securities: dollar denominated instruments traded in secondary markets outside of the Emerging Countries which have issued the securities, and non-dollar denominated securities (as defined herein) which are traded in the country of issue and/or in secondary markets.

A substantial portion of the dollar denominated Debt Obligations in which the Debt Portfolio intends to invest had its origin in syndicated bank loans made during the 1970s and early 1980s. As a consequence of the substantial volatility in commodity prices, and the dramatic increase in interest rates in the early 1980s, many Emerging Countries defaulted on these loans. Much of the debt owed by governments to commercial banks was subsequently restructured, involving the exchange of outstanding bank indebtedness for Brady bonds (as described below). Brady bonds, remaining outstanding bank loans and a relatively small but growing number of newly issued government, agency and corporate bond issues make up the large and growing debt market in Emerging Countries. The investment vehicles which BSAM is expected to acquire or utilize on behalf of the Debt Portfolio are described below.

The Debt Portfolio is designed to be actively managed. The Portfolio will attempt to maximize returns by adjusting the portfolio in response to numerous factors affecting Debt Obligations, including political and economic developments, changing credit quality, interest rates, currency exchange rates, and other factors. Because the Portfolio can purchase floating rate securities and securities with short to intermediate term maturities, BSAM can adjust the Portfolio's holdings in an effort to maximize returns in almost any interest rate environment. In addition, the Portfolio's ability to invest in securities with any maturities of up to thirty years allows BSAM to adjust the Portfolio's investments as interest rates change to take advantage of the most attractive segments of the yield curve.

                             Investment Techniques

Each Portfolio may engage in various investment techniques as described below.

FIXED-INCOME SECURITIES (ALL PORTFOLIOS)

Each Portfolio invests primarily in fixed-income securities. Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities typically are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized. Certain securities purchased by a Portfolio, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a security purchased by a Portfolio has been adversely changed, a Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security. Holding such securities that have been downgraded below investment grade can subject a Portfolio to additional risk. Certain securities purchased by a Portfolio, such as those rated Baa by Moody's or BBB by S&P, Fitch or Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Debt securities which are rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Debt securities rated BBB by S&P are regarded as having adequate capacity to pay interest and repay principal, and while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt securities in this category than in higher rated categories. Fitch considers the obligor's ability to pay interest and repay principal on debt securities rated BBB to be adequate; adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these debt securities and, therefore, impair timely payment. Debt securities rated BBB by Duff are considered to have below average protection factors but still considered sufficient for prudent investment.

FOREIGN SECURITIES (ALL PORTFOLIOS)

Each Portfolio may invest in securities of foreign issuers. When a Portfolio invests in foreign securities, they may be denominated in foreign currencies. Thus, a Portfolio's net asset value will be affected by changes in exchange rates. (See "Risk Factors".) Under normal conditions, the High Yield Portfolio will not invest more than 25% of its total assets in foreign securities.

CONVERTIBLE SECURITIES (ALL PORTFOLIOS)

Each Portfolio may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as
(1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases. Convertible debt securities have characteristics of both fixed income and equity instruments.

No Portfolio has the current intention of converting any convertible securities it may own into equity securities or holding them as an equity investment upon conversion, although it may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Under normal conditions, the High Yield Portfolio and the Debt Portfolio will not invest more than 10% of their total assets, respectively, in convertible securities.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DISCOUNT OBLIGATIONS (ALL PORTFOLIOS)

Each Portfolio may invest in zero coupon securities and pay-in-kind bonds. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Each Portfolio also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. The Portfolios will only purchase pay-in-kind bonds that pay all or a portion of their interest in the form of debt securities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities; the value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. Under current federal income tax law, the Portfolios are required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Portfolios will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Portfolios may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements. Under normal conditions, the High Yield Portfolio will not invest more than 25% of its total assets in zero coupon securities, pay-in-kind bonds or discount obligations.

NON-DOLLAR DENOMINATED SECURITIES (HIGH YIELD AND DEBT PORTFOLIOS)

The High Yield and Debt Portfolios may invest in non-dollar denominated securities. Investments in non-dollar denominated securities will include fixed and/or floating rate instruments, including discount notes, commercial paper, debentures and other debt securities issued by public or private sector entities. Such investments may also include debt securities which are payable in local currency in amounts calculated with reference to the U.S. dollar. A Portfolio will invest in short term or floating rate non-dollar denominated securities when BSAM believes that the relationship between local interest rates, inflation and currency exchange rates will result in a high dollar return.

The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time. In addition, the performance of non-dollar denominated securities will depend on, among other things, the strength of the foreign currency against the U.S. dollar. Appreciation in the value of the foreign currency generally can be expected to increase, and declines in the value of foreign currencies relative to the U.S. dollar will depress, the value of a Portfolio's non-dollar denominated securities. Currently, because of high inflation and other factors, the currencies of the countries in which the Debt Portfolio intends to invest are generally expected to depreciate against the U.S. dollar. However, to the extent that local interest rates in such countries exceed the rate of currency devaluation, the potential for attractive returns in dollars exists. BSAM evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data, but will not generally be involved in active currency forecasting. The Portfolios may or may not hedge or cross hedge its foreign currency exposure. The High Yield Portfolio may invest up to 25% of its total assets in non-dollar denominated securities. The Debt Portfolio may invest up to 30% of its total assets in non-dollar denominated securities provided that no more than 20% of its assets are expected to be invested in Debt Obligations denominated in the currency of any one country.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS (ALL PORTFOLIOS)

Each Portfolio may purchase securities on a when-issued basis. When-issued transactions arise when securities are purchased by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. Each Portfolio may also purchase securities on a forward commitment basis. In a forward commitment transaction, the Portfolio contracts to purchase securities for a fixed price at a future date beyond customary settlement time. Each Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. Although a Portfolio would generally purchase securities on a when-issued forward commitment basis with the intention of actually acquiring securities for its portfolio, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if BSAM deems it appropriate to do so.

The issuance of some of the securities in which the Debt Portfolio may invest depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring ("when, as and if issued securities"). As a result, the period from the trade date to the issuance date may be considerably longer than a typical when-issued trade. Each when-issued transaction specifies a date upon which the commitment to enter into the relevant transaction will terminate if the securities have not been issued on or before such date. In some cases, however, the securities may be issued prior to such termination date, but may not be deliverable until a period of time thereafter. If the anticipated event does not occur and the securities are not issued, the Debt Portfolio would be entitled to receive any funds committed for the purchase, but the Portfolio may have foregone investment opportunities during the term of the commitment.

The High Yield Portfolio may not invest more than 33 1/3% of its total assets in when-issued securities and forward commitments. There is no overall limit on the percentage of the Debt Portfolio's assets which may be committed to the purchase of securities on a when-issued basis; however, the Debt Portfolio may only invest a maximum of 15% of its assets in when, as and if issued securities. An increase in the percentage of the Debt Portfolio's assets committed to such purchase of securities on a when-issued basis may increase the volatility of its net asset value.

Each Portfolio will hold and maintain in a segregated account until the settlement date liquid assets in an amount sufficient to meet the purchase price to the extent required by the 1940 Act. The purchase of securities on a when-issued forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

BORROWING AND LEVERAGE (ALL PORTFOLIOS)

The Debt Portfolio may, solely for temporary or emergency purposes, borrow in an amount up to 15% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing. The Bond Portfolio and the High Yield Portfolio may borrow money to the extent permitted under the 1940 Act. However, the Bond Portfolio currently intends to borrow money only for temporary or emergency (net leveraging) purposes, in an amount up to 15% of the value of its total assets. A Portfolio may not purchase securities when borrowings exceed 5% of its total assets. If market fluctuations in the value of the Debt Portfolio's portfolio holdings or other factors cause the ratio of the Portfolio's total assets to outstanding borrowings to fall below 300%, within three days of any such event the Debt Portfolio may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. Borrowings may be utilized to meet share redemptions of the Debt Portfolio or to pay dividends and distributions to Shareholders of the Portfolio, in instances where the Debt Portfolio does not desire to liquidate its portfolio holdings. The Debt Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

Borrowings create leverage, a speculative factor. To the extent the income derived from the assets obtained with borrowed funds exceeds the interest and other expenses that a Portfolio will have to pay, the Portfolio's net income will be greater than if borrowing were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Portfolio will be less than if borrowing were not used, and therefore the amount available for distribution to Shareholders as dividends will be reduced.

RESTRICTED AND ILLIQUID SECURITIES (ALL PORTFOLIOS)

Each Portfolio may purchase securities that are not registered or are offered in an exempt non-public offering ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"), including securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. Each Portfolio will not invest more than 15% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities that are not eligible for sale under Rule 144A. Restricted securities eligible for sale under Rule 144A are also subject to this 15% limitation, unless the Board of Trustees (or BSAM pursuant to a delegated authority) determines, based upon a continuing review of the trading markets for the specific restricted securities sold under Rule 144A, that such restricted securities are liquid. The Board of Trustees has adopted guidelines and delegated to BSAM the function of determining and monitoring the liquidity of Rule 144A securities, although the Board of Trustees retains ultimate responsibility for any determination regarding whether a liquid market exists for Rule 144A securities. The liquidity of Rule 144A securities will be monitored by BSAM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the respective Portfolio's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Portfolio does not exceed its applicable percentage limitation for investments in illiquid securities. In reaching liquidity decisions, BSAM may consider, inter alia, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Investing in Rule 144A securities could have the effect of increasing the level of portfolio illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

HEDGING AND RETURN ENHANCEMENT STRATEGIES (ALL PORTFOLIOS)

The Portfolios may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to attempt to enhance return. These strategies currently include futures contracts and related options (including interest rate futures contracts and options thereon), options on securities, financial indices and currencies, and forward currency exchange contracts. The Portfolios' ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Portfolio Securities" in the Statement of Additional Information for The Bear Stearns Funds and "Investment Practices" in the Statement of Additional Information for the Bear Stearns Investment Trust. New financial products and risk management techniques continue to be developed and the Portfolios may use these new investments and techniques to the extent consistent with their investment objective and policies.

No Portfolio will purchase or sell futures contracts or related options, or options on stock indices, if immediately thereafter the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options exceeds 5% of the Portfolio's total assets. This restriction does not apply to the purchase and sale of futures contracts and related options made for "bona fide hedging purposes."

OPTIONS ON SECURITIES, INDICES AND FOREIGN CURRENCIES (ALL PORTFOLIOS)

In certain circumstances, each Portfolio may engage in options transactions, such as purchasing put or call options or writing (selling) covered put and call options on securities, indices and foreign currencies. Each Portfolio may purchase call options to gain market exposure in a particular sector while limiting downside risk. Each Portfolio may purchase put options in order to hedge against an anticipated loss in value of Portfolio securities. The principal reason for writing covered call options (which are call options with respect to which a Portfolio owns the underlying security or securities) is to realize, through the receipt of premiums, a greater return than would be realized on each Portfolio's securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. A Portfolio may not invest more than 5% of its assets, represented by the premium paid, in the purchase of call and put options. A Portfolio may not write covered call or put option contracts in an amount exceeding 20% of its net assets at the time such option contracts are written. (See "Risk Factors" and the Statements of Additional Information for additional risk factors).

FUTURES AND OPTIONS ON FUTURES (ALL PORTFOLIOS)

Each Portfolio may buy and sell futures contracts and related options on securities indices and related interest rates for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities and instruments may decline or to establish a position in the futures or options market as a temporary substitute for purchasing individual securities or instruments. It may do so in an attempt to enhance its income or return by purchasing and selling call and put options on futures contracts on financial indices or securities. It also may use interest rate futures to try to manage its exposure to changing interest rates. Investments in futures and options on futures involve certain risks. (See "Risk Factors" and the Statement of Additional Information.)

LENDING OF PORTFOLIO SECURITIES (ALL PORTFOLIOS)

Each Portfolio may, in seeking to increase its income, lend securities in its portfolio to securities firms and financial institutions deemed creditworthy by BSAM. Securities loans are made to broker-dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short term Government securities, bank letters of credit or such other collateral as may be permitted under a Portfolio's investment program and by regulatory agencies and approved by the Board of Trustees. While the securities loan is outstanding, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Portfolio has a right to call each loan and obtain the securities on five business days' notice. The risks in lending securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The creditworthiness of firms to which a Portfolio lends its portfolio securities will be monitored on an ongoing basis by BSAM pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees. The Bond Portfolio and the Debt Portfolio may each lend up to 33 1/3% of its total assets. The High Yield Portfolio may lend up to 30% of its total assets. The Bond and High Yield Portfolios have appointed Custodial Trust Company (CTC), an affiliate of BSAM, as securities lending agent. CTC receives a fee for these services.

REPURCHASE AGREEMENTS (ALL PORTFOLIOS)

Each Portfolio may enter into repurchase agreements, which may be viewed as a type of secured lending by the Portfolio, and which typically involves the acquisition by the Portfolio of debt securities from a selling financial institution, such as a bank, savings and loan association or broker-dealer. In a repurchase agreement, the Portfolio purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. The principal risk is that, if the seller defaults, the Portfolio might suffer a loss to the extent the proceeds from the sale of the underlying securities and other collateral held by the Portfolio in connection with the related repurchase agreement are less than the repurchase price. Repurchase agreements maturing in more than seven days are considered by the Portfolios to be illiquid.

SHORT SALES (ALL PORTFOLIOS)

Each Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete the transaction, a Portfolio will borrow the security to make delivery to the buyer. A Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, a Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, a Portfolio may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until a Portfolio replaces the borrowed security, it will (a) maintain in a segregated account cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and will not be less than the market value of the security at the time it was sold short or (b) otherwise cover its short position through a short sale "against-the-box," which is a short sale in which the Portfolio owns an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. There are certain tax implications associated with this strategy. See "Dividends, Distributions and Taxes."

A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium, dividends or interest paid in connection with the short sale. Under normal conditions, a Portfolio will not engage in short sales to the extent that the Portfolio would be required to segregate with its Custodian, or deposit as collateral to replace borrowed securities, more than 25% of its net assets. The Debt Portfolio may not make short sales of securities, except short sales against the box.

BRADY BONDS (DEBT PORTFOLIO)

"Brady bonds" are debt securities issued in an exchange of outstanding commercial bank loans to public and private entities in Emerging Countries in connection with sovereign debt restructurings, under a plan, introduced by former U.S. Secretary of the Treasury Nicholas F. Brady, known as the Brady Plan. Agreements implemented under the Brady Plan are designed to reduce the debt service burden of heavily indebted nations, in exchange for various forms of credit enhancement coupled with economic policy reforms designed to improve the debtor country's ability to service its external obligations. The Brady Plan only sets forth the guiding principles for debt reduction and economic reform, emphasizing that solutions must be negotiated on a case by case basis between debtor nations and their creditors. As a result, the financial packages offered by each country differ.

Debt reduction is generally carried out through the exchange of outstanding commercial bank debt for various types of bonds, which may include (i) bonds issued at 100% of face value of such debt, (ii) bonds issued at a discount to face value of such debt, (iii) bonds offering fixed or floating rates of interest, (iv) bonds bearing a below market rate of interest which increases over time, and (v) bonds issued in exchange for the advancement of new money by existing lenders. Credit enhancement may take the form of collateralizing the principal with U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such bonds. Collateral purchases are financed by the International Monetary Fund ("IMF"), the World Bank and the debtor nation's reserves. In addition, the first two or three interest payments on certain types of Brady bonds may be collateralized by cash or securities agreed upon by creditors.

As a pre-condition to issuing Brady bonds, debtor nations are generally required to agree to the implementation of certain domestic monetary and fiscal reform measures with the World Bank or the IMF. Such measures have included the liberalization of trade and foreign investments, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to improve the debtor's ability to service its external obligations and promote its growth and development.

Brady bonds have been issued by a number of Emerging Countries, primarily in Latin America. Several other Emerging Countries are currently negotiating or have reached agreement with their creditors in sovereign debt restructuring that will result in the issuance of Brady bonds. For purposes of applicable tax and 1940 Act rules and regulations, Brady bonds are not considered U.S. Government securities.

The Debt Portfolio may invest in either collateralized or uncollateralized Brady bonds. Brady bonds are issued in various currencies (primarily U.S. dollars) and are actively traded in the over-the-counter ("OTC") secondary market for debt of Emerging Country issuers. Because of the large size of most Brady bond issues, Brady bonds are generally highly liquid instruments. Brady bonds may be collateralized or uncollateralized, may carry floating or fixed rates of interest, and may have maturities of up to 30 years. The most common are 30-year collateralized fixed-rate "par bonds" and floating-rate "discount bonds," which are collateralized as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds, and carry at least one year's rolling interest-rate guarantee in the form of cash or marketable securities.

Investors should recognize that Brady bonds have been issued only recently, and accordingly they do not have a long payment history. There can be no assurance that the Brady bonds in which the

Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings. For a discussion of the risks involved in investing in Brady bonds, see "Risk Factors -- Sovereign Debt."

INDEXED SECURITIES (DEBT PORTFOLIO)

The Debt Portfolio may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically, provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instruments to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

INVESTMENT IN OTHER FUNDS (BOND AND DEBT PORTFOLIOS)

In accordance with the 1940 Act, the Bond and the Debt Portfolios may each invest a maximum of up to 10% of the value of its total assets in securities of other investment companies, and each Portfolio may own up to 3% of the total outstanding voting stock of any one investment company. In addition, up to 5% of each Portfolio's total assets may be invested in the securities of any one investment company. The Debt Portfolio may invest in both investment companies that are registered under the 1940 Act as well as those that are not required to be so registered. Investment in other investment companies or vehicles may be the sole or most practical means by which the Debt Portfolio can participate in certain securities markets. Such investment may involve the payment of substantial premiums above the value of such issuers' portfolio securities, and is subject to limitations under the 1940 Act and market availability. There can be no assurance that vehicles or funds for investing in certain Emerging Countries will be available for investment, particularly in the early stages of the Portfolio's operations. In addition, special tax considerations may apply. The Portfolio does not intend to invest in such vehicles or funds unless, in the judgment of BSAM, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As an investor in an investment company, each Portfolio would bear its ratable share of that investment company's expenses, including its administrative and advisory fees. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses; however, BSAM has agreed to waive its fees to the extent necessary to comply with state securities laws. In addition, BSAM has agreed to waive its fees to the extent necessary to retain its current expense cap.

LOANS (HIGH YIELD AND DEBT PORTFOLIOS)

The High Yield and the Debt Portfolios may each invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of a Portfolio's investments in Loans in emerging markets is expected to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in a Portfolio having a contractual relationship only with the Lender, not with the borrower government. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if the Lender positioned between the Portfolio and the borrower is determined by BSAM to be creditworthy. Creditworthiness will be judged based on the same credit analysis performed by BSAM when purchasing marketable securities. When a Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against a borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

A Portfolio may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to those securities for purposes of valuing the Portfolio and calculating its net asset value. Under normal conditions, the High Yield Portfolio will not invest more than 15% of its total assets in Loans and the Debt Portfolio will not invest more than 20% of its total assets in Loans.

MORTGAGE-RELATED SECURITIES (HIGH YIELD AND BOND PORTFOLIOS)

The High Yield and Bond Portfolios may each invest in mortgage-related securities, consistent with their investment objectives, that provide funds for mortgage loans made to residential homeowners. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors by various governmental, government-related and private organizations. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Prepayments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and/or principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool or hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The Portfolios may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, BSAM determines that the securities meet the Portfolios investment criteria. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. Under normal conditions, the High Yield Portfolio will not invest more than 20% of its total assets in mortgage-related securities.

EQUITY SECURITIES (HIGH YIELD PORTFOLIO)

In seeking to meet its objective, the High Yield Portfolio may invest in "equity" securities, including distressed securities, as described below. These securities include foreign and domestic common stocks or preferred stocks, rights and warrants and debt securities or preferred stock which are convertible or exchangeable for common stock or preferred stock. To the extent the Portfolio invests in equity securities, there may be a diminution in the Portfolio's overall yield. See "Distressed Securities" below. Under normal conditions, the High Yield Portfolio will not invest more than 20% of its total assets in equity securities.

DISTRESSED SECURITIES (HIGH YIELD PORTFOLIO)

The High Yield Portfolio may invest in debt or equity securities of financially troubled or bankrupt companies (financially troubled issuers) and in debt or equity securities of companies, that in the view of the Adviser are currently undervalued, out of favor or price depressed relative to their long-term potential for growth and income (operationally troubled issuers) (collectively, "distressed securities"). Investment in distressed securities involves certain risks. See "Risk Factors." Under normal conditions, the Portfolio will not invest more than 20% of its total assets in distressed securities.

ASSET-BACKED SECURITIES (BOND AND HIGH YIELD PORTFOLIOS)

The Bond and High Yield Portfolios may invest in asset-backed securities, which are a form of derivative securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The High Yield Portfolio currently intends to invest no more than 5% of its assets in asset-backed securities.

MUNICIPAL OBLIGATIONS (BOND AND HIGH YIELD PORTFOLIOS)

Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivision, agencies and instrumentalities, multistate agencies or authorities. While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain issues of municipal obligations, both taxable and non-taxable, offer yields comparable and, in some cases, greater than the yields available on other permissible investments. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Dividends received by shareholders which are attributable to interest income received by a Portfolio from municipal obligations generally will be subject to federal income tax. Municipal obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. The Bond Portfolio currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval. The High Yield Portfolio currently intends to invest no more than 5% of its assets in municipal obligations.

TEMPORARY STRATEGIES (ALL PORTFOLIOS)

Each Portfolio retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with a Portfolio's investment objectives, BSAM may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, a Portfolio temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality fixed-income securities or money market instruments of U.S. or foreign issuers, and most or all of the Portfolio's investments may be made in the United States and denominated in U.S. dollars.

In addition, pending investment of proceeds from new sales of a Portfolio shares or to meet ordinary daily cash needs, a Portfolio temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments (See Appendix B).

SIMULTANEOUS INVESTMENTS (ALL PORTFOLIOS)

Investment decisions for each Portfolio are made independently from those of other investment companies or accounts advised by BSAM. However, if such other investment companies or accounts are prepared to invest in, or desire to dispose of, securities of the type in which a Portfolio invests at the same time as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by the Portfolio.

MISCELLANEOUS TECHNIQUES (HIGH YIELD AND DEBT PORTFOLIOS)

In addition to the techniques and investments described above, the High Yield Portfolio may invest in trade claims, depository receipts and depository shares, and may engage in forward foreign currency exchange contracts, currency swaps, mortgage swaps, index swaps and interest rate swaps, caps, floors and collars and reverse repurchase agreements. The Debt Portfolio may engage in forward foreign currency exchange contracts, interest rate swaps, proxy hedging, cross hedging, settlement hedging, transaction hedging, position hedging and other strategies.

PORTFOLIO TURNOVER

The Portfolios will not trade in securities with the intention of generating short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. Because high yield markets can be especially volatile, securities of emerging market countries may at times be held only briefly. Under normal conditions, the portfolio turnover rates for the Bond Portfolio, High Yield Portfolio and Debt Portfolio generally will not exceed 250%, 150% and 150%, respectively, in any one year. However, the portfolio turnover rates may exceed this rate when BSAM believes the anticipated benefits of short-term investments outweigh any increase in transaction costs or increase in short-term gains. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income.

CERTAIN FUNDAMENTAL POLICIES

Each Portfolio may: (i) borrow money to the extent permitted under the 1940 Act; and (ii) invest up to 25% of the value of its total assets in the securities of issuers in a single industry, provided that there is no such limitation on investments in securities issued or guaranteed by the U.S. Government, its agencies or sponsored enterprises. Each of the Bond Portfolio and the High Yield Portfolio may also (iii) invest up to 5% of the value of its total assets in the obligations of any issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, its agencies or sponsored enterprises may be purchased, without regard to any such limitation. This paragraph describes certain fundamental policies that cannot be changed as to a Portfolio without approval by the holders of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting shares.

See "Investment Objectives and Management Policies--Investment Restrictions" in the relevant Portfolio's Statement of Additional Information.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES

Each Portfolio may (i) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (ii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. In addition, the Debt Portfolio may purchase securities of any company having less than three years' continuous operation (including operations of any predecessors) if such purchase does not cause the value of the Debt Portfolio's investments in all such companies to exceed 10%, of the value of its total assets. See "Investment Objectives and Management Policies-- Investment Restrictions" in The Bear Stearns Funds' Statement of Additional Information and "Investment Objective and Policies" in the Bear Stearns Investment Trust's Statement of Additional Information.


                                 Risk Factors

No investment is free from risk. Investing in a Portfolio will subject investors to certain risks which should be considered. The following risks apply to each Portfolio to the extent that it engages in the investment practices set forth below.

NET ASSET VALUE FLUCTUATIONS

No Portfolio's net asset value per share is fixed and should be expected to fluctuate. Investors should purchase Portfolio shares only as a supplement to an overall investment program and only if investors are willing to undertake the risks involved.


FIXED-INCOME SECURITIES

Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities typically are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized. Certain securities that may be purchased by the Portfolios, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a security purchased by a Portfolio has been adversely changed, the Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security. Holding such securities that have been downgraded below investment grade can subject a Portfolio to additional risk. Certain securities purchased by a Portfolio, such as those rated Baa by Moody's or BBB by S&P, Fitch or Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Debt securities which are rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Debt securities rated BBB by S&P are regarded as having adequate capacity to pay interest and repay principal, and while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt securities in this category than in higher rated categories. Fitch considers the obligor's ability to pay interest and repay principal on debt securities rated BBB to be adequate; adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these debt securities and, therefore, impair timely payment. Debt securities rated BBB by Duff are considered to have below average protection factors but still considered sufficient for prudent investment.

No assurance can be given as to the liquidity of the market for certain mortgage-backed securities, such as collateralized mortgage obligations and stripped mortgage-backed securities. Determination as to the liquidity of interest-only and principal-only fixed mortgage-backed securities issued by the U.S. Government or its agencies and instrumentalities will be made in accordance with guidelines established by the Funds' Board of Trustees. In accordance with such guidelines, BSAM will monitor investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

FOREIGN SECURITIES

Foreign securities involve certain risks, which should be considered carefully by an investor in the Portfolios. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company or government than about a domestic company or the U.S. Government. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment. In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. These investments, however, may be less liquid than the securities of U.S. corporations. In the event of default of any such foreign debt obligations, it may be more difficult for a Portfolio to obtain or enforce a judgement against the issuers of such securities.

Investing in the securities markets of developing countries involves exposure to economies that are generally less diverse and mature and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities may be greater with respect to investments in developing countries and are certainly greater with respect to investments in the securities of financially and operationally troubled issuers.

Additional costs could be incurred in connection with a Portfolio's international investment activities. Foreign brokerage commissions are generally higher than United States brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversion between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Portfolio's securities denominated in that currency. Such changes also will affect the Portfolio's income and distributions to shareholders. In addition, although the Portfolio will receive income in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Portfolio's income has been accrued and translated into U.S. dollars, the Portfolio could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Portfolio is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

Each Portfolio may, but need not, enter into forward foreign currency exchange contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Portfolio; and protecting the U.S. dollar value of such securities which are held by the Portfolio.

RISK OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Portfolio would not be subject absent the use of these strategies. The Portfolios, and thus the investors, may lose money through any unsuccessful use of these strategies. If BSAM's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on BSAM's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to pursue these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a portfolio security at a disadvantageous time, due to the need for the Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions. See "Dividends, Distributions and Taxes" in The Bear Stearns Funds' Statement of Additional Information and "Taxation" in the Bear Stearns Investment Trust's Statement of Additional Information.

The Portfolios will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Portfolios will generally purchase OTC options only if BSAM believes that the other party to options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge its portfolio. There is also the risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or related option.

HIGH YIELD SECURITIES
GENERAL. The High Yield and Debt Portfolios may invest all or substantially all of their assets in high yield, high risk debt securities, commonly referred to as "junk bonds." Securities rated below investment grade and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher-rated securities. However, securities rated below investment grade also involve greater risks than higher-rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which a Portfolio may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or D&P (i.e., rated C by Moody's or CCC or lower by S&P or D&P). Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these lower- and lowest-rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Portfolio with a commensurate effect on the value of its respective shares. Therefore, an investment in a Portfolio should not be considered as a complete investment program for all investors.

The secondary markets for high yield, high risk corporate and sovereign debt securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield, high risk debt securities are characterized by relatively few market makers, and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield, high risk debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Portfolio's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Portfolio is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Funds' Board of Trustees to value the Portfolio's securities and the Funds' Trustees may have to use a greater degree of judgment in making such valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect a Portfolio's ability to sell securities at their fair value. In addition, each Portfolio may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield, high risk debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in a Portfolio may become illiquid and the proportion of the Portfolio's assets invested in illiquid securities may increase.

The ratings of fixed-income securities by Moody's, S&P and D&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A to this Prospectus for a description of such ratings.

CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their Debt Obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Many fixed-income securities, including certain U.S. corporate fixed-income securities in which the Portfolios may invest, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, a Portfolio may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Portfolio.

SOVEREIGN DEBT SECURITIES. Investing in sovereign debt securities will expose a Portfolio to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Portfolio may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

As a result, a governmental obligor may default on its obligations. If such a default occurs, a Portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign Debt Obligations in the event of default under their commercial bank loan agreements.

DISTRESSED SECURITIES
Distressed securities involve a high degree of credit and market risk and may be subject to greater price volatility than other securities in which the Portfolio invests.

Although a Portfolio will invest in select companies which in the view of BSAM have the potential over the long term for capital growth, there can be no assurance that such financially or operationally troubled companies can be successfully transformed into profitable operating companies. There is a possibility that the Portfolio may incur substantial or total losses on its investments. During an economic downturn or recession, securities of financially troubled issuers are more likely to go into default than securities of other issuers. In addition, it may be difficult to obtain information about financially and operationally troubled issuers.

Securities of financially troubled issuers are less liquid and more volatile than securities of companies not experiencing financial difficulties. The market prices of such securities are subject to erratic and abrupt market movements and the spread between bid and asked prices may be greater than normally expected. In addition, it is anticipated that many of such portfolio investments may not be widely traded and that the Portfolio's position in such securities may be substantially relative to the market for such securities. As a result, the Portfolio may experience delays and incur losses and other costs in connection with the sale of its portfolio securities.

Distressed securities which a Portfolio may purchase may also include securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings. To the extent the Portfolio invests in such securities, it may have a more active participation in the affairs of issuers than is generally assumed by an investor. This may subject the Portfolio to litigation risks or prevent the Portfolio from disposing of securities. In a bankruptcy or other proceeding, the Portfolio as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of the creditors. See "Investment Objective and

Management Policies--Portfolio Securities-- Bankruptcy and Other Proceedings-- Litigation Risks" in The Bear Stearns Funds' Statement of Additional Information and "Risk Factors and Special Considerations-- Investing in Securities Markets of Emerging Countries" in the Bear Stearns Investment Trust's Statement of Additional Information.

Of the Debt Portfolio's total net assets as of March 31, 1998, 94.85% consisted of portfolio investments and 5.15% consisted of other assets in excess of liabilities. The percentage of the Debt Portfolio's investments invested in securities rated by S&P and Moody's as of March 31, 1998 are as follows:

-------------------------------------------------------------------------------------------------
                                                                                      PERCENTAGE
                                                                                      OF TOTAL
         S&P                         MOODY'S                                          INVESTMENTS
         RATINGS                     RATINGS                                          RATED*
-------------------------------------------------------------------------------------------------
         BBB                         Baa                                               3.05%
         BB                          B                                                16.31%
         BB                          Ba                                               60.28%
         B                           B                                                15.38%
         NR                          NR                                                4.98%

Based on the weighted average ratings of all investments held during the Debt Portfolio's most recent fiscal period (the fiscal year ended March 31, 1998), the percentage of the Debt Portfolio's total investments in securities rated by S&P or Moody's applicable rating category (AAA, A, BB, or B by S&P or Aaa, A, Ba or B by Moody's) by monthly dollar-weighted average is set forth below. It should be noted that this information reflects the average composition of the Debt Portfolio's assets during the most recent period and is not necessarily representative of the Debt Portfolio's assets as of the end of such period, the current fiscal period or at any time in the future.

--------------------------------------------------------------------------------------------------
                                                                                       PERCENTAGE
                                                                                       OF TOTAL
         S&P                           MOODY'S                                         INVESTMENTS
         RATINGS                       RATINGS                                         RATED*
--------------------------------------------------------------------------------------------------
         BBB                           Baa                                              3.27%
         BB                            B                                               29.50%
         BB                            Ba                                              45.38%
         B                             B                                               16.66%
         NR                            NR                                               5.19%

Of the High Yield Portfolio's total net assets as of March 31, 1998, 110.88% consisted of portfolio investments and -10.88% consisted of liabilities in excess of other assets. The percentage of the High Yield Portfolio's investments invested in securities rated by S&P and Moody's as of March 31, 1998 are as follows:

-------------------------------------------------------------------------------------------------
                                                                                      PERCENTAGE
                                                                                      OF TOTAL
         S&P                         MOODY'S                                          INVESTMENTS
         RATINGS                     RATINGS                                          RATED*
-------------------------------------------------------------------------------------------------
         BB                          B                                                 1.33%
         BB                          Ba                                                0.64%
         B                           Ba                                                0.64%
         B                           B                                                67.55%
         B                           Caa                                              11.25%
         CCC                         B                                                 3.63%
         CCC                         Caa                                               2.55%
         NR                          NR                                               12.41%

Based on the weighted average ratings of all investments held during the High Yield Portfolio's most recent fiscal period (the fiscal year ended March 31, 1998), the percentage of the High Yield Portfolio's total investments in securities rated by S&P or Moody's applicable rating category (AAA, A, BB, or B by S&P or Aaa, A, Ba or B by Moody's) by monthly dollar-weighted average is set forth below. It should be noted that this information reflects the average composition of the High Yield Portfolio's assets during the most recent period and is not necessarily representative of the High Yield Portfolio's assets as of the end of such period, the current fiscal period or at any time in the future.

-------------------------------------------------------------------------------------------------
                                                                                      PERCENTAGE
                                                                                      OF TOTAL
         S&P                         MOODY'S                                          INVESTMENTS
         RATINGS                     RATINGS                                          RATED*
-------------------------------------------------------------------------------------------------
         BB                          B                                                 0.68%
         BB                          Ba                                                0.97%
         B                           Ba                                                1.31%
         B                           B                                                63.27%
         B                           Caa                                              12.45%
         CCC                         B                                                 3.67%
         CCC                         Caa                                               4.31%
         NR                          NR                                               13.34%

------
* Equivalent Unrated-These categories represent the comparable quality of unrated securities as determined by the Adviser. For foreign government obligations not individually rated by an internationally recognized statistical rating organization, the Debt Portfolio assigns a rating based on the rating of the sovereign credit of the issuing government.

Debt Obligations in which the Portfolios may invest may have stated maturities ranging from overnight to 30 years and may have floating or fixed rates. Changes in interest rates generally will cause the value of debt securities held by the Portfolio to vary inversely to changes in prevailing interest rates. A Portfolio's investments in fixed-rate debt securities with longer terms to maturity are subject to greater volatility than the Portfolio's investments in short-term obligations. Brady bonds and other Debt Obligations acquired at a discount are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which are not subject to a discount.

DISCOUNT OBLIGATIONS
The Portfolios expect to invest in both short-term and long-term Debt Obligations purchased at a discount, for example, zero coupon securities. The amount of original issue discount and/or market discount on obligations purchased by a Portfolio may be significant, and accretion of market discount together with original issue discount, will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities. See "Taxation" in the Statement of Additional Information for a discussion of original issue discount and market discount. In order to distribute income realized by a Portfolio and thereby maintain its qualification as a "regulated investment company" under the Code, a Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold, use its cash assets or borrow funds on a temporary basis necessary to declare and pay a distribution to shareholders. Under adverse market conditions, this may result in shareholders receiving a portion of their original purchase price as a taxable dividend and could further negatively impact net asset value.

POLITICAL AND ECONOMIC FACTORS
Investing in Debt Obligations of Emerging Countries involves risks relating to political and economic developments abroad. The value of a Portfolio's investments will be affected by commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the Emerging Countries in which the Portfolio has invested. In many cases, governments of Emerging Countries continue to exercise a significant degree of control over the economy, and government actions concerning the economy may adversely effect issuers within that country. Government actions relative to the economy, as well as economic developments generally, may also affect a given country's international foreign currency reserves. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of Emerging Country issuers to make payments on their Debt Obligations regardless of their financial condition. In addition, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, or other similar developments which could affect investments in those countries.

While BSAM intends to manage the Portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Portfolio to suffer a loss of interest or principal on any of its holdings. The Portfolio will treat investments of the Portfolio that are subject to repatriation restrictions of more than seven (7) days as illiquid securities.

FOREIGN EXCHANGE RISK
Many of the currencies of Emerging Countries have experienced significant devaluations relative to the dollar, and major adjustments have been made in certain of them at times. To the extent a Portfolio had invested in non-dollar denominated securities, a decline in the value of such currency would reduce the value of certain portfolio securities and the net asset value of the Portfolio. The Debt Portfolio may invest up to 30% of its assets in Debt Obligations denominated in local currencies. In addition, if the exchange rate for the currency in which the Portfolio receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention or failure to intervene by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Portfolio's total assets, adjusted to reflect the Portfolio's net position after giving effect to currency transactions, is denominated in currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

SOVEREIGN DEBT
Investing in Debt Obligations of governmental issuers in Emerging Countries involves economic and political risks. While BSAM intends to manage the Portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Portfolio to suffer a loss of interest or principal on any of its holdings. The governmental entity that controls the servicing of obligations of those issuers may not be willing or able to repay the principal and/or interest when due in accordance with the terms of the obligations. A governmental entity's willingness or ability to repay principal and interest when due in a timely manner may be affected by, among other factors, its cash flow situation, the market value of the debt, the relative size of the debt service burden to the economy as a whole, the governmental entity's dependence on expected disbursements from third parties, the governmental entity's policy toward the IMF and the political constraints to which the governmental entity may be subject. As a result, governmental entities may default on their obligations. Holders of certain Emerging Country Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to their issuers. The interests of holders of Emerging Country Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below.

Sovereign obligors in developing and Emerging Countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the sovereign debt securities in which the Portfolio expects to invest have in the past experienced substantial difficulties in servicing their external Debt Obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady bonds and other foreign sovereign debt securities in which the Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio's holdings.

Sovereign debt issued by issuers in many Emerging Countries generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt may be comparable to securities rated D by S&P or C by Moody's.

INVESTING IN SECURITIES MARKETS OF EMERGING COUNTRIES
Most securities markets in Emerging Countries may have substantially less volume and are subject to less government supervision than U.S. securities markets, and securities of many issuers in Emerging Countries may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is generally less government regulation of securities exchanges, securities dealers, and listed and unlisted companies in Emerging Countries than in the United States.

Markets in Emerging Countries also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Foreign investment in certain Emerging Country Debt Obligations is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain Emerging Country Debt Obligations and increase the costs and expenses of a Portfolio. Certain Emerging Countries require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain Emerging Countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Certain Emerging Countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an Emerging Country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments.

Throughout the last decade many Emerging Countries have experienced and continue to experience high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Increases in inflation could have an adverse affect on a Portfolio's non-dollar denominated securities and on the issuers of debt obligations generally.

In addition, with respect to certain Emerging Countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of a Portfolio, and political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with securities markets in different countries may change independently of each other. The risk also exists that an emergency situation may arise in one or more emerging countries as a result of which trading of securities may cease or may be substantially curtailed and prices for the Portfolio's securities in such markets may not be readily available. The Funds may suspend redemption of Portfolio shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission. Accordingly, if a Portfolio believes that appropriate circumstances exist, it will promptly apply to the Securities and Exchange Commission for a determination that an emergency is present. During the period commencing from a Portfolio's identification of such condition until the date of the Securities and Exchange Commission action, the Portfolio's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

REPORTING STANDARDS
The Debt Obligations of emerging markets countries will not be registered with the Securities and Exchange Commission or subject to U.S. regulatory or reporting requirements. Disclosure requirements in Emerging Countries are generally not as stringent as in the U.S. and there may be less publicly available information about issuers in Emerging Countries than about domestic issuers. Emerging Country issuers are not generally subject to accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers.

INVESTMENT PRACTICES
Certain of the investment practices in which the Portfolios may engage have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent BSAM's views as to certain market movements are incorrect, the risk that the use of such strategies could result in losses greater than if they had not been used. The risks associated with illiquidity are particularly acute in situations in which a Portfolio's operations require cash, such as when the Portfolio redeems for its shares of beneficial interests or pays distributions, and may result in the Portfolio borrowing to meet short-term cash requirements or incurring capital losses on the sale of such investments. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at the price set at the time of the contract. The use of forward foreign currency exchange contracts entails certain risks. The cost to a Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Portfolio enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

Use of put and call options could result in losses to the Portfolios, force the purchase or sale of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio could realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of currency transactions could result in the Portfolio's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. A Portfolio depends upon the reliability and creditworthiness of the counterparty when it enters into OTC currency or securities options or other agreements. Investments in indexed securities offer the potential for an attractive rate of return, but also entail the risk of loss of principal. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Portfolio's position, thereby reducing the Portfolio's net asset value. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. With regards to the Portfolio's use of proxy hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relating to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's proxy hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio assets that are the subject of such proxy-hedges are denominated.

YEAR 2000 RISK
Many of the world's computer systems currently record years in two-digit format. Such computer systems will be unable to properly interpret dates beyond the year 1999, which could lead to business disruptions in the U.S. and internationally (the "Year 2000 Issue").

To ensure that the Portfolios are not negatively impacted by the Year 2000 Issue, BSAM's corporate parent through its relevant subsidiaries or its affiliates commenced in 1996, and have made significant progress on, a coordinated effort to identify and correct any Year 2000 Issues that could potentially arise in internally developed computer systems and to either obtain representations from, or make other inquiries of, those parties who provide computer applications or services that are computer system dependent that BSAM has determined are critical to the Portfolios.

At the present time, BSAM has been informed by its corporate parent that it expects that most of its significant Year 2000 corrections should be tested in production by the end of 1998. Full integration testing of these systems and testing of interfaces with third party providers will continue through 1999. However, there can be no assurance that such schedule will be met or the systems of other companies on which BSAM and the Portfolios are dependent also will be timely converted or that such failure to convert by another company would not have an adverse effect on the Portfolios.

                         Management of the Portfolios

BOARD OF TRUSTEES

The Fund's business affairs are managed under the general supervision of its Board of Trustees. Each Portfolio's Statement of Additional Information contains the name and general business experience of each Trustee.

INVESTMENT ADVISER AND MANAGER

The Portfolios' investment adviser and manager is BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., which is located at 575 Lexington Avenue, New York, New York 10022. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear Stearns, is a leading United States investment banking, securities trading and brokerage firm serving United States and foreign corporations, governments and institutional and individual investors. BSAM is a registered investment adviser and offers, either directly or through affiliates, investment advisory services to open-end and closed-end investment funds and other managed pooled investment vehicles with net assets at June 30, 1998, of $9.8 billion.

BSAM supervises and assists in the overall management of the Portfolios' affairs under an Investment Advisory Agreement between BSAM and the Portfolios, subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law.

BSAM uses a team approach to money management consisting of portfolio managers, assistant portfolio managers and analysts performing as a dynamic unit to manage the assets of each Portfolio.

Under the terms of an Investment Advisory Agreement, BSAM is entitled to receive from the Bond Portfolio and High Yield Portfolio a monthly fee equal to an annual rate of 0.45% and 0.60%, respectively, of each Portfolio's average daily net assets. For the fiscal year ended March 31, 1998, investment advisory fees accrued by the Bond Portfolio and High Yield Bond Portfolio amounted to $91,715 and $28,723, respectively, all of which was waived.

Under the terms of the Investment Management Agreement, the Debt Portfolio pays BSAM a fee computed daily and payable monthly, at an annual rate equal to 1.15% of the Debt Portfolio's average daily net assets up to $50 million, 1.00% of the Debt Portfolio's average daily net assets of more than $50 million but not in excess of $100 million, and 0.70% of the Debt Portfolio's average daily net assets above $100 million. For the fiscal year ended March 31, 1998, investment management fees earned by the Debt Portfolio amounted to $435,752, of which $328,977 was waived.

BSAM has agreed that if, in any fiscal year, the sum of the Debt Portfolio's expenses exceeds the expense limitations applicable to the Debt Portfolio imposed by state securities administrators, BSAM will reimburse the Debt Portfolio its fees under the Investment Management Agreement or make other arrangements to limit Debt Portfolio expenses to the extent required by such expense limitations. From time to time, BSAM may waive receipt of its fees and/or voluntarily assume certain of the Debt Portfolio's expenses, which would have the effect of lowering the Debt Portfolio's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Debt Portfolio will not pay BSAM at a later time for any amounts it may waive, nor will the Debt Portfolio reimburse BSAM for any amounts it may assume until such time as the average net assets of the Debt Portfolio exceed $50 million or the total operating expenses of the Debt Portfolio are less than 1.75%, 2.40% and 2.40% of the Class A shares, Class B and Class C shares, respectively, of the Debt Portfolio. The investment management fees paid by the Debt Portfolio are greater than those paid by most funds, but are believed by BSAM to be appropriate for fees paid by funds with a global investment strategy.

PORTFOLIO MANAGEMENT

BSAM uses a team approach to manage each Portfolio. Each team consists of portfolio managers, assistant portfolio managers and analysts performing as a dynamic unit to manage the assets of each Portfolio.

ADMINISTRATOR

Each Portfolio's administrator is BSFM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., which is located at 245 Park Avenue, New York, New York 10167. BSFM offers administrative services to open-end and closed-end investment funds and other managed pooled investment vehicles with assets at June 30, 1998 of over $3.0 billion.

For providing administrative services to each Portfolio, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.15 (before fee waiver) of 1% of each Portfolio's average daily net assets.

Under the terms of an Administrative Services Agreement with the Funds, PFPC Inc. provides certain administrative services to each Portfolio. For providing these services, PFPC Inc. is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.10 of 1% of the Portfolio's average daily net assets up to $200 million, 0.075 of 1% of the next $200 million, 0.05 of 1% of the next $200 million and 0.03 of 1% of net assets above $600 million, subject to a minimum annual fee of $150,000 for each portfolio.

From time to time, BSFM may waive receipt of its fees and/or voluntarily assume certain Portfolio expenses, which would have the effect of lowering a Portfolio's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. No Portfolio will pay BSFM at a later time for any amounts it may waive, nor will a Portfolio reimburse BSFM for any amounts it may assume. From time to time PFPC Inc. may waive a portion of its fee. PFPC Inc. reserves the right to revoke this voluntary fee waiver at any time.

Brokerage commissions may be paid to Bear Stearns for executing transactions if the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers. The allocation of brokerage transactions also may take into account a broker's sales of each Portfolio's shares. See "Portfolio Transactions" in the Statement of Additional Information.

Bear Stearns has agreed to permit the Funds to use the name "Bear Stearns" or derivatives thereof as part of the Funds' name for as long as the Investment Advisory and Management Agreements are in effect.

DISTRIBUTOR

Bear Stearns, located at 245 Park Avenue, New York, New York 10167, serves as each Portfolio's principal underwriter and distributor of each Portfolio's shares pursuant to an agreement which is renewable annually. Bear Stearns is entitled to receive the sales load described under "How to Buy Shares" and payments under each Portfolio's Distribution and Shareholder Servicing Plans described below.

CUSTODIAN AND TRANSFER AGENT

Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, acts as the custodian for the Bond Portfolio and the High Yield Portfolio.

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as the custodian for the Debt Portfolio's assets.

PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, acts as each Portfolio's administrator, transfer agent, dividend-paying agent and registrar.

Rules adopted under the 1940 Act permit the Portfolios to maintain their securities and cash in the custody of certain eligible banks and securities depositories. Pursuant to those rules, the Portfolios' portfolio of securities and cash invested in securities of foreign countries are held by their subcustodians, who are approved by the Trustees of the Portfolios in accordance with the rules of the Securities and Exchange Commission.

DISTRIBUTION AND SHAREHOLDER SERVICING

This section summarizes the distribution and shareholder servicing plans relating to each class of shares of each Portfolio.

BOND PORTFOLIO

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN--CLASS A AND C SHARES

Under a plan adopted by the Board of Trustees of The Bear Stearns Funds pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), the Bond Portfolio pays Bear Stearns for distributing Portfolio shares and for providing personal services to, and/or maintaining accounts of, Portfolio shareholders.

The Bond Portfolio will pay Bear Stearns an annual fee of 0.35% and 0.75% for Class A and C shares, respectively, of the Portfolio's average daily net assets.

With respect to Class A shares of the Bond Portfolio, Bear Stearns will waive the distribution fee to the extent that the fee would otherwise exceed the NASD limitations on asset-based sales charges. The 6.25% limitation is imposed on the Bond Portfolio rather than on a per-shareholder basis. Therefore, a long-term shareholder of the Bond Portfolio may pay more in distribution fees than the economic equivalent of 6.25% of such shareholder's investment in such shares.

Under the Plan, Bear Stearns may pay third parties in respect of these services such amount as it may determine. The fees paid to Bear Stearns under the Plan are payable without regard to actual expenses incurred. With respect to Class A shares of the Bond Portfolio, up to 0.25% of the average daily net assets of the class will compensate institutions for personal service and maintenance of accounts holding the Bond Portfolio's shares. The Fund understands that these third parties also may charge fees to their clients who are beneficial owners of Portfolio shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from Bear Stearns under the Plan. Fees paid under the Plan may also include a service fee paid to broker-dealers or others who provide services in connection with "no transaction fee" or similar programs for the purchase of shares.

DISTRIBUTION PLAN--CLASS B SHARES

Under a Plan adopted by the Board of Trustees of The Bear Stearns Funds pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") for Class B shares, the Bond Portfolio will pay Bear Stearns an annual fee of 0.75% of the average daily net assets of Class B shares. Amounts paid under the Distribution Plan compensates Bear Stearns for distributing Portfolio shares. Bear Stearns may pay third parties that sell Portfolio shares such amount as it may determine.

The Bond Portfolio understands that these third parties may also charge fees for their clients who are beneficial owners of Portfolio shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from Bear Stearns under the Distribution Plan.

SHAREHOLDER SERVICING PLAN-CLASS B AND C SHARES

The Bear Stearns Funds has adopted a shareholder servicing plan on behalf of the Portfolio's Class B and C shares (the "Shareholder Servicing Plan"). In accordance with the Shareholder Servicing Plan, the Fund may enter into shareholder service agreements under which the Bond Portfolio pays a fee of up to 0.25% of the average daily net assets of Class B and C shares of the Bond Portfolio for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of the shares or their accounts or similar services not otherwise provided on behalf of the Portfolio. Fees paid under the Shareholder Servicing Plan may also include a service fee paid to broker-dealers or others who provide services in connection with "no transaction fee" or similar programs for the purchase of shares.

EXPENSE LIMITATION

BSAM has undertaken (until such time as it gives investors at least 60 days notice to the contrary) that, if in any fiscal year, certain expenses, including the investment advisory fee and fees paid under the Plan and the Distribution Plan, exceed 0.80% of the average daily net assets of the Class A shares of the Bond Portfolio, 1.45% of the average daily net assets of the Class B shares of the Bond Portfolio and 1.45% of the average daily net assets of the Class C shares of the Bond Portfolio for the fiscal year, BSAM may waive a portion of its investment advisory fee or bear other expenses to the extent of the excess expenses.

HIGH YIELD PORTFOLIO

DISTRIBUTION PLAN-CLASS A, B AND C SHARES

Under a plan adopted by the Board of Trustees of The Bear Stearns Funds pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"), the High Yield Portfolio will pay Bear Stearns an annual fee of 0.10%, 0.75% and 0.75% of the average daily net assets of Class A, B and C shares, respectively. Amounts paid under the Distribution Plan compensate Bear Stearns for distributing Portfolio shares. Bear Stearns may pay third parties that sell Portfolio shares such amount as it may determine.

The High Yield Portfolio understands that these third parties may also charge fees for their clients who are beneficial owners of Portfolio shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from Bear Stearns under the Distribution Plan.

SHAREHOLDER SERVICING PLAN-CLASS A, B AND C SHARES

The Bear Stearns Funds has adopted a shareholder servicing plan on behalf of the High Yield Portfolio's Class A, B and C shares (the "Shareholder Servicing Plan"). In accordance with the Shareholder Servicing Plan, the Fund may enter into shareholder service agreements under which the Portfolio pays fees of up to 0.25% of the average daily net assets of Class A, B or C shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of the shares or their accounts or similar services not otherwise provided on behalf of the Portfolio.

EXPENSE LIMITATION

BSAM has undertaken until such time as it gives investors at least 60 days' notice to the contrary that, if in any fiscal year, certain expenses of the High Yield Portfolio, including the investment advisory fee, exceed 1.00% of Class A's average daily net assets, 1.65% of Class B's average daily net assets and 1.65% of Class C's average daily net assets for the fiscal year, BSAM may waive a portion of its investment advisory fee or bear other expenses to the extent of the excess expense.

DEBT PORTFOLIO

DISTRIBUTION PLAN-CLASS A AND C SHARES

Under a plan adopted by the Board of Trustees of Bear Stearns Investment Trust pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), the Portfolio pays Bear Stearns for distributing Portfolio shares and for providing personal services to, and/or maintaining accounts of, Portfolio shareholders.

The Debt Portfolio will pay Bear Stearns an annual fee of .35% and 0.75% of the Portfolio's average daily net assets for Class A shares and Class C shares, respectively.

With respect to Class A shares of the Debt Portfolio, Bear Stearns will waive the distribution fee to the extent that the fees would otherwise exceed the NASD limitations on asset-based sales charges. The 6.25% limitation is imposed on the Portfolio rather than on a per shareholder basis. Therefore, a long-term shareholder of the Portfolio may pay more in distribution fees than the economic equivalent of 6.25% of such shareholder's investment in such shares.

Under the Plan, Bear Stearns may pay third parties in respect of these services such amount as it may determine. The fees paid to Bear Stearns under the Plan are payable without regard to actual expenses incurred. With respect to Class A of the Portfolio, up to 0.25% of the average daily net assets of each class will compensate institutions for personal service and maintenance of accounts holding the Portfolio's shares. The Fund understands that these third parties also may charge fees to their clients who are beneficial owners of Portfolio shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from Bear Stearns under the Plan. Fees paid under the Plan may also include a service fee paid to broker-dealers or others who provide services in connection with "no transaction fee" or similar programs for the purchase of shares.

DISTRIBUTION PLAN-CLASS B SHARES

Under a plan adopted by the Board of Trustees of Bear Stearns Investment Trust pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") for Class B shares, the Debt Portfolio will pay Bear Stearns an annual fee of 0.75% of the average daily net assets of Class B shares. Amounts paid under the Distribution Plan compensate Bear Stearns for distributing Portfolio shares. Bear Stearns may pay third parties that sell Portfolio shares such amount as it may determine.

The Portfolio understands that these third parties may also charge fees for their clients who are beneficial owners of Portfolio shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from Bear Stearns under the Distribution Plan.

SHAREHOLDER SERVICING PLAN-CLASS B AND C SHARES

Bear Stearns Investment Trust has adopted a shareholder servicing plan on behalf of the Debt Portfolio's Class B and Class C shares. In accordance with the shareholder servicing plan, the Portfolio may enter into shareholder service agreements under which the Debt Portfolio pays fees of up to 0.25% of the average daily net assets of Class B shares and Class C shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares for responding to inquires of, and furnishing assistance to shareholders regarding ownership of the shares or their accounts or similar services not otherwise provided on behalf of the Portfolio. Fees paid under the shareholder servicing plans may also include a service fee paid to broker-dealers or others who provide services in connection with "no transaction fee" or similar programs for the purchase of shares.

EXPENSE LIMITATION

All expenses incurred in the operation of the Debt Portfolio will be borne by the Portfolio, except to the extent specifically assumed by BSAM. See "Management of the Portfolio--Expenses" in the Statement of Additional Information.

BSAM has undertaken that, if in any fiscal year, certain expenses, including the investment management fee and fees under the distribution plan, exceed 1.75% of Class A's average daily net assets, 2.40% of Class B's average daily net assets and 2.40% of Class C's average daily net assets for the fiscal year, BSAM may waive a portion of its investment management fee or bear other expenses to the extent of the excess expense.

                               How to Buy Shares

GENERAL

The minimum initial investment is $1,000, or $500 if the investment is for Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant. Subsequent investments ordinarily must be at least $50, or $25 for retirement plans. Share certificates are issued only upon written request. No certificates are issued for fractional shares. The Funds reserve the right to reject any purchase order. The Funds reserve the right to vary the initial and subsequent investment minimum requirements at any time. Investments by employees of Bear Stearns and its affiliates are not subject to minimum investment requirements.

Purchases of a Portfolio's shares may be made through a brokerage account maintained with Bear Stearns or through certain investment dealers who are members of the NASD who have sales agreements with Bear Stearns (an "Authorized Dealer"). Purchases of a Portfolio's shares also may be made directly through the Transfer Agent. When purchasing Portfolio shares, investors must specify which class is being purchased. If you do not specify in your instructions to the Funds which class of shares you wish to purchase, the Funds will assume that your instructions apply to Class A shares.

Purchases are effected at the net asset value next determined after a purchase order is received by Bear Stearns, an Authorized Dealer or the Transfer Agent (the "trade date"). Payment for Portfolio shares generally is due to Bear Stearns or the Authorized Dealer on the third business day (the "settlement date") after the trade date. Investors who make payment before the settlement date may permit the payment to be held in their brokerage accounts or may designate a temporary investment for payment until the settlement date. If a temporary investment is not designated, Bear Stearns or the Authorized Dealer will benefit from the temporary use of the funds if payment is made before the settlement date.

CHOOSING A CLASS OF SHARES

Once you decide to buy shares of a Portfolio, you must determine which class of shares to buy. Each Portfolio offers Class A, Class B and Class C shares. Each class has its own cost structure and features that will affect the results of your investment over time in different ways. Your financial adviser or Account Executive can help you choose the class of shares that best suits your investment needs.

  ^ Class A shares have a front-end sales charge, which is added to the offering price of your investment.
  ^ Class B shares and C shares do not have a front-end sales charge, which means that your entire investment is available to work for you right away. However, Class B shares and C shares have a contingent deferred sales charge (CDSC) that you must pay if you redeem your shares within a specified period of time. In addition, the annual expenses of Class B shares and C shares are higher than the annual expenses of Class A shares.

In deciding which class is best, you may consider:

  . how much you intend to invest
  . the length of time you expect to hold your investment
  . the features and services available for each class
  . how well you expect the market to perform in the coming months.

For example, you may consider Class A shares if you have a long-term investment horizon or if you plan to invest a large amount of money, because Class A shares have a lower expense structure and the amount of the initial sales charge decreases as you invest more money. You may find Class B shares more attractive, because there is no front-end sales charge and the full amount of your investment is put to work right away. If you plan to invest for a shorter time period, you may consider Class C shares, because the CDSC is lower than that of Class B shares and declines to 0 after one year. In any event, you should consult your financial adviser or Account Executive before investing in a Portfolio.

The following table summarizes the differences in the expense structures of the three classes of shares:

                        CLASS A                CLASS B                                  CLASS C
-------------------------------------------------------------------------------------------------------------------
Front-End Sales Charge  Debt Portfolios--4.50% None                                     None
-------------------------------------------------------------------------------------------------------------------
Contingent Deferred     None*                  5% to 0%, declining the longer           1% if you sell shares
 Sales Charge                                  you hold your shares                     within one year of purchase
-------------------------------------------------------------------------------------------------------------------
Annual Expenses         Lower than Class B     Higher than Class A shares               Higher than Class A shares;
                        and C shares           (Note: Class B shares convert to         same as Class B shares
                                               Class A shares 8 years after purchase)**
-------------------------------------------------------------------------------------------------------------------

* For purchases of $1 million or more, you will be charged a CDSC of 1% if you sell shares within one year of purchase.
** The conversion of Class B shares to Class A shares will not occur at any time the Portfolios are advised that such conversion may constitute a taxable event for Federal tax purposes. If Class B shares are not converted to Class A shares, they will continue to be subject to higher expenses than Class A shares for an indefinite period of time.

PAYMENTS TO BROKERS
Your broker may be entitled to receive different compensation for selling shares of one class of shares than for selling another class. The purpose of both the CDSC and the asset-based sales charge is to compensate Bear Stearns and the brokers who sell the shares.

CONSULT YOUR FINANCIAL ADVISER

You should consult your financial adviser to assist you in determining which class of shares is most appropriate for you.

PURCHASE PROCEDURES

Purchases through Bear Stearns account executives or Authorized Dealers may be made by check (except that a check drawn on a foreign bank will not be accepted), Federal Reserve draft or by wiring Federal Funds with funds held in brokerage accounts at Bear Stearns or the Authorized Dealer. Checks or Federal Reserve drafts should be made payable as follows: (i) to Bear Stearns or an investor's Authorized Dealer or (ii) to "The Bear Stearns Funds-[Name of Portfolio]" or "Bear Stearns Investment Trust--Emerging Markets Debt Portfolio" if purchased directly from the Portfolio, and should be directed to the Transfer Agent: PFPC Inc., Attention: The Bear Stearns Funds-[Name of Portfolio] or Bear Stearns Investment Trust--Emerging Markets Debt Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960. Direct overnight deliveries to PFPC, Inc., 400 Bellevue Parkway, Suite 108, Wilmington, Delaware 19809. Payment by check or Federal Reserve draft must be received within three business days of receipt of the purchase order by Bear Stearns or an Authorized Dealer. Shareholders may not purchase shares of the Portfolio with a check issued by a third party and endorsed over to the Portfolio. Orders placed directly with the Transfer Agent must be accompanied by payment. Bear Stearns (or an investor's Authorized Dealer) is responsible for forwarding payment promptly to the Funds. The Funds will charge $7.50 for each wire redemption. The payment proceeds of a redemption of shares recently purchased by check may be delayed as described under "How to Redeem Shares."

Investors who are not Bear Stearns clients may purchase Portfolio shares through the Transfer Agent. To make an initial investment in a Portfolio, an investor must establish an account with the Portfolio by furnishing necessary information to the Funds. An account with a Portfolio may be established by completing and signing the Account Information Form indicating which class of shares is being purchased, a copy of which is attached to this Prospectus, and mailing it, together with a check to cover the purchase, to PFPC Inc., Attention: The Bear Stearns Funds-[Name of Portfolio] or Bear Stearns Investment Trust--Emerging Markets Debt Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960.

Subsequent purchases of shares may be made by checks made payable to The Bear Stearns Funds or Bear Stearns Investment Trust and directed to the address set forth in the preceding paragraph. The Portfolio account number should appear on the check.

Purchase orders received by Bear Stearns, an Authorized Dealer or the Transfer Agent before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York time) on any day the relevant Portfolio calculates its net asset value are priced according to the net asset value determined on that date. Purchase orders received after the close of trading on the New York Stock Exchange are priced as of the time the net asset value is next determined.

                                Net Asset Value

Shares of the Portfolios are sold on a continuous basis. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of each class of each Portfolio is computed by dividing the value of the Portfolio's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. Each Portfolio's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with procedures established by, the Funds' Board of Trustees. For further information regarding the methods employed in valuing each Portfolio's investments, see "Determination of Net Asset Value" in the Bear Stearns Funds' Statement of Additional Information and "Net Asset Value" in Bear Stearns Investment Trust's Statement of Additional Information.

Federal regulations require that investors provide a certified Taxpayer Identification Number (a "TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes." Failure to furnish a certified TIN to the Funds could subject the investor to backup withholding and a $50 penalty imposed by the Internal Revenue Service.

CLASS A SHARES

The sales charge may vary depending on the dollar amount invested in each Portfolio. The public offering price for Class A shares of each Portfolio is the net asset value per share of that class plus a sales load, which is imposed in accordance with the following schedule:

-------------------------------------------------------------------------------
                                     TOTAL SALES LOAD
                              ------------------------------
                              AS A % OF      AS A % OF       DEALER CONCESSIONS
                              OFFERING PRICE NET ASSET VALUE AS A %
AMOUNT OF TRANSACTION         PER SHARE      PER SHARE       OF OFFERING PRICE
-------------------------------------------------------------------------------
Less than $50,000............ 4.50%          4.71%           4.25%
At least $50,000 but less
 than $100,000............... 4.25           4.44            4.00
At least $100,000 but less
 than $250,000............... 3.25           3.36            3.00
At least $250,000 but less
 than $500,000............... 2.50           2.56            2.25
At least $500,000 but less
 than $1,000,000............. 2.00           2.04            1.75
At least $1,000,000 and
 above....................... 0.00*          0.00            1.25

------
* There is no initial sales charge on purchases of $1,000,000 or more of Class A shares. However, if an investor purchases Class A shares without an initial sales charge as part of an investment of at least $1,000,000 and redeems those shares within one year after purchase, a CDSC of 1.00% will be imposed at the time of redemption. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.

The dealer concession may be changed from time to time but will remain the same for all dealers. From time to time, Bear Stearns may make or allow additional payments or promotional incentives to dealers that sell Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of Class A shares. Dealers may receive a larger percentage of the sales load from Bear Stearns than they receive for selling most other funds.

Class A shares may be sold at net asset value to (a) Bear Stearns, its affiliates or their respective officers, directors or employees (including retired employees), any partnership of which Bear Stearns is a general partner, any Trustee or officer of the Funds and designated family members of any of the above individuals; (b) qualified retirement plans of Bear Stearns; (c) any employee or registered representative of any Authorized Dealer or their respective spouses and minor children; (d) trustees or directors of investment companies for which Bear Stearns or an affiliate acts as sponsor; (e) any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of Portfolio shares; (f) any institutional investment clients including corporate sponsored pension and profit-sharing plans, other benefit plans and insurance companies; and (g) any pension funds, state and municipal governments or funds, Taft-Hartley plans and qualified non-profit organizations, foundations and endowments; (h) trust institutions (including bank trust departments) investing on their own behalf or on behalf of their clients; and (i) accounts as to which an Authorized Dealer charges an asset management fee. To take advantage of these exemptions, a purchaser must indicate its eligibility for an exemption to Bear Stearns along with its Account Information Form. Such purchaser agrees to notify Bear Stearns if, at any time of any additional purchases, it is no longer eligible for an exemption. Bear Stearns reserves the right to request certification or additional information from a purchaser in order to verify that such purchaser is eligible for an exemption.

Bear Stearns reserves the right to limit the participation of its employees in Class A shares of each Portfolio. Dividends and distributions reinvested in Class A shares of a Portfolio will be made at the net asset value per share on the reinvestment date.

Class A shares of each Portfolio also may be purchased at net asset value with the proceeds from the redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns. This includes shares of a mutual fund which were subject to a contingent deferred sales charge upon redemption. The purchase must be made within 60 days of the redemption, and Bear Stearns must be notified by the investor in writing, or by the investor's investment professional, at the time the purchase is made. However, if such investor redeems those shares within one year after purchase, a CDSC of 1.00% will be imposed at the time of redemption. Bear Stearns will offer to pay Authorized Dealers an amount up to 1.25% of the net asset value of shares purchased by the dealers' clients or customers in this manner.

In addition, Class A Shares of each Portfolio may be purchased at net asset value by the following customers of a broker that operates a master account for purchasing and redeeming, and otherwise providing shareholder services in respect of Fund shares pursuant to agreements with the Funds or Bear Stearns:
(i) investment advisers and financial planners who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee, (ii) clients of such investment advisers and financial planners if such clients place trades through accounts linked to master accounts of such investment advisers or financial planners on the books and records of such broker, and (iii) retirement and deferred compensation plans, and trusts used to fund such plans, including, but not limited to, plans or trusts defined in sections 401(a), 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), and "rabbi trusts," provided, in each case, the purchase transaction is effected through such broker. The broker may charge a fee for transactions in Portfolio shares.

CLASS B SHARES

The public offering price for Class B shares is the next determined net asset value per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class B shares made within six years of purchase. See "How to Redeem Shares." The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a month will be aggregated and deemed to have been made on the first day of that month. In processing redemptions of Class B shares, the Portfolios will first redeem shares not subject to any CDSC, and then shares held longest during the eight-year period, resulting in the shareholder paying the lowest possible CDSC. The amount of the CDSC charged upon redemption is as follows:

--------------------------------------------------------------------------------
YEAR SINCE                                        CDSC AS A PERCENTAGE OF DOLLAR
PURCHASE                                          AMOUNT SUBJECT TO CDSC
--------------------------------------------------------------------------------
First............................................  5%
Second...........................................  4%
Third............................................  3%
Fourth...........................................  3%
Fifth............................................  2%
Sixth............................................  1%
Seventh..........................................  0%
Eighth*..........................................  0%

------
* As discussed below, Class B shares automatically convert to Class A shares after the eighth year following purchase.

Class B shares of a Portfolio will automatically convert into Class A shares of the same Portfolio at the end of the calendar quarter that is eight years after the initial purchase of the Class B shares. Class B shares acquired by exchange from Class B shares of another portfolio will convert into Class A shares of such Portfolio based on the date of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase of the shares on which the distribution was paid. The conversion of Class B shares to Class A shares will not occur at any time the Portfolios are advised that such conversions may constitute taxable events for federal tax purposes, which the Portfolios believe is unlikely. If conversions do not occur as a result of possible taxability, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

The purpose of the conversion feature is to allow the holders of Class B shares the ability to not bear the burden of distribution-related expenses when the shares have been outstanding for a duration sufficient for Bear Stearns to have obtained compensation for distribution-related expenses incurred in connection with Class B shares.

CLASS C SHARES

The public offering price for Class C shares is the next determined net asset value per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "How to Redeem Shares."

RIGHT OF ACCUMULATION--CLASS A SHARES

Pursuant to the Right of Accumulation, certain investors are permitted to purchase Class A shares of any Portfolio at the sales charge applicable to the total of (a) the dollar amount then being purchased plus (b) the current public offering price of all Class A shares of the Portfolios, shares of the Funds' other portfolios and shares of certain other funds sponsored or advised by Bear Stearns, including the Debt Portfolio of Bear Stearns Investment Trust, then held by the investor. The following purchases of Class A shares may be aggregated for the purposes of determining the amount of purchase and the corresponding sales load: (a) individual purchases on behalf of a single purchaser, the purchaser's spouse and their children under the age of 21 years including shares purchased in connection with a retirement account exclusively for the benefit of such individual(s), such as an IRA, and purchases made by a company controlled by such individual(s); (b) individual purchases by a trustee or other fiduciary account, including an employee benefit plan (such as employer-sponsored pension, profit-sharing and stock bonus plans, including plans under section 401(k) of the Code, and medical, life and disability insurance trusts); or (c) individual purchases by a trustee or other fiduciary purchasing shares concurrently for two or more employee benefit plans of a single employer or of employers affiliated with each other. Subsequent purchases made under the conditions set forth above will be subject to the minimum subsequent investment of $50 and will be entitled to the Right of Accumulation.

LETTER OF INTENT--CLASS A SHARES

By checking the appropriate box in the Letter of Intent section of the Account Information Form, investors become eligible for the reduced sales load applicable to the total number of Class A shares of each Portfolio, Class A shares of the Fund's other portfolios and shares of certain other funds sponsored or advised by Bear Stearns, including The Bear Stearns Funds or the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, as applicable, purchased in a 13-month period pursuant to the terms and under the conditions set forth herein. A minimum initial purchase of $1,000 is required. The Transfer Agent will hold in escrow 5% of the amount indicated in the Account Information Form for payment of a higher sales load if the investor does not purchase the full amount indicated in the Account Information Form. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. If an investor's purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect the total purchase at the end of 13 months. If total purchases are less than the amount specified, the investor will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 business days, the Transfer Agent, as attorney-in-fact, will redeem an appropriate number of shares held in escrow to realize the difference. Checking a box in the Letter of Intent section of the Account Information Form does not bind an investor to purchase, or a Portfolio to sell, the full amount indicated at the sales load in effect at the time of signing, but the investor must complete the intended purchase to obtain the reduced sales load. At the time an investor purchases shares of any of the above-listed funds, the investor must indicate its intention to do so under the Letter of Intent section of the Account Information Form.

SYSTEMATIC INVESTMENT PLAN

The Systematic Investment Plan permits investors to purchase shares of a Portfolio (minimum initial investment of $250 and minimum subsequent investments of $50 per transaction) at regular intervals selected by the investor. Provided the investor's bank or other financial institution allows automatic withdrawals, Portfolio shares may be purchased by transferring funds from the account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and Portfolio shares will be purchased once a month, on or about the twentieth day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Investors desiring to participate in the Systematic Investment Plan should call the Transfer Agent at 1-800-447-1139 to obtain the appropriate forms. The Systematic Investment Plan does not assure a profit and does not protect against loss in declining markets. Since the Systematic Investment Plan involves the continuous investment in a Portfolio regardless of fluctuating price levels of the Portfolio's shares, investors should consider their financial ability to continue to purchase through periods of low price levels. The Fund may modify or terminate the Systematic Investment Plan at any time or charge a service fee. No such fee currently is contemplated.

                             Shareholder Services

EXCHANGE PRIVILEGE

The Exchange Privilege enables an investor to purchase, in exchange for shares of a class of a Portfolio, shares of the same class of the Funds' other portfolios or shares of certain other funds sponsored or advised by Bear Stearns, including The Bear Stearns Funds, or the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, as applicable, and the Money Market Portfolio of The RBB Fund, Inc., to the extent such shares are offered for sale in the investor's state of residence. These funds have different investment objectives which may be of interest to investors. To use this privilege, investors should consult their account executive at Bear Stearns, their account executive at an Authorized Dealer or the Transfer Agent to determine if it is available and whether any conditions are imposed on its use.

To use this privilege, exchange instructions must be given to the Transfer Agent in writing or by telephone. A shareholder wishing to make an exchange may do so by sending a written request to the Transfer Agent at the address given above in "How to Buy Shares-General." Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the account application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to exchange shares of a Portfolio by phone because share certificates must accompany all exchange requests. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with the Transfer Agent. This form is available from the Transfer Agent. Once this election has been made, the shareholder may contact the Transfer Agent by telephone at 1-800-447-1139 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to the Transfer Agent in writing.

The Transfer Agent may use security procedures to confirm that telephone instructions are genuine. If the Transfer Agent does not use reasonable procedures, it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor any Portfolio will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

If the exchanging shareholder does not currently own shares of the portfolio or fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and Authorized Dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as described below. To participate in the Systematic Investment Plan or establish automatic withdrawal for the new account, however, an exchanging shareholder must file a specific written request. The Exchange Privilege may be modified or terminated at any time, or from time to time, by the Funds on 60 business days' notice to the affected portfolio or fund shareholders. The Funds, BSAM and Bear Stearns will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's Social Security number, address and/or bank).

Before any exchange, the investor must obtain and should review a copy of the current prospectus of the portfolio or fund into which the exchange is being made. Prospectuses may be obtained free of charge from Bear Stearns, any Authorized Dealer or the Transfer Agent. Except in the case of Personal Retirement Plans, the shares being exchanged must have a current value of at least $250; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the portfolio or fund into which the exchange is being made; if making an exchange to an existing account, the dollar value must equal or exceed the applicable minimum for subsequent investments. If any amount remains in the investment portfolio from which the exchange is being made, such amount must not be below the minimum account value required by the portfolio or fund.

Shares will be exchanged at the next determined net asset value. No CDSC will be imposed on Class B or C shares at the time of an exchange. The CDSC applicable on redemption of Class B or C shares will be calculated from the date of the initial purchase of the Class B or C shares exchanged. If an investor is exchanging Class A shares into a portfolio or fund that charges a sales load, the investor may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the portfolio or fund from which the investor is exchanging were: (a) purchased with a sales load; (b) acquired by a previous exchange from shares purchased with a sales load; or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange the investor must notify Bear Stearns, the Authorized Dealer or the Transfer Agent. Any such qualification is subject to confirmation of the investor's holdings through a check of appropriate records. No fees currently are charged shareholders directly in connection with exchanges, although the Funds reserve the right, upon not less than 60 business days' written notice, to charge shareholders a $5.00 fee in accordance with rules promulgated by the Securities and Exchange Commission. The Funds reserve the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

The exchange of shares of one portfolio or fund for shares of another is treated for federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may recognize a taxable gain or loss.

REDIRECTED DISTRIBUTION OPTION

The Redirected Distribution Option enables a shareholder to invest automatically dividends and/or capital gain distributions, if any, paid by a Portfolio in shares of the same class of another portfolio of the Funds or a fund advised or sponsored by Bear Stearns of which the shareholder is an investor, or the Money Market Portfolio of The RBB Fund, Inc. Shares of the other portfolio or fund will be purchased at the current net asset value. If an investor is investing in a class that charges a CDSC, the shares purchased will be subject upon redemption to the CDSC, if applicable, to the purchased shares.

This privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. The Funds may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.

                             How to Redeem Shares

GENERAL

The redemption price will be based on the net asset value next computed after receipt of a redemption request; in certain instances a CDSC will be charged.

Investors may request redemption of Portfolio shares at any time. Redemption requests may be made as described below. When a request is received in proper form, the Portfolio will redeem the shares at the next determined net asset value. If the investor holds Portfolio shares of more than one class, any request for redemption must specify the class of shares being redeemed. If the investor fails to specify the class of shares to be redeemed or if the investor owns fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from the investor, the investor's Bear Stearns account executive or the investor's Authorized Dealer. The Funds impose no charges (other than any applicable CDSC) when shares are redeemed directly through Bear Stearns.

Each Portfolio ordinarily will make payment for all shares redeemed within three days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if an investor has purchased Portfolio shares by check and subsequently submits a redemption request by mail, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 business days. The Funds will reject requests to redeem shares by telephone or wire for a period of 15 business days after receipt by the Transfer Agent of the purchase check against which such redemption is requested. This procedure does not apply to shares purchased by wire payment.

The Funds reserve the right to redeem investor accounts at its option upon not less than 60 business days written notice if the account's net asset value is $750 or less, for reasons other than market conditions, and remains so during the notice period. Shareholders who have redeemed Class A shares may reinstate their Portfolio account without a sales charge up to the dollar amount redeemed by purchasing Class A shares of the same Portfolio or of any other Bear Stearns Funds within 60 business days of the redemption. Shareholders should obtain and read the applicable prospectuses of such other funds and consider their objectives, policies and applicable fees before investing in any of such funds. To take advantage of this reinstatement privilege, shareholders must notify their Bear Stearns account executive, Authorized Dealer or the Transfer Agent at the time the privilege is exercised.

CONTINGENT DEFERRED SALES CHARGE-CLASS A SHARES

A CDSC of 1% payable to Bear Stearns is imposed on any redemption of Class A shares within one year of the date of purchase by any investor that purchased Class A shares as part of an investment of at least $1,000,000. A CDSC of 1% is also imposed on any redemption of Class A shares within one year of the date of purchase by any investor that purchased the shares with the proceeds from the redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns. No CDSC will be imposed to the extent that the net asset value of the Class A shares redeemed does not exceed (i) the current net asset value of Class A shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of an investor's Class A shares above the dollar amount of all such investor's payments for the purchase of Class A shares held by the investor at the time of redemption. See the Statement of Additional Information for more information.

CONTINGENT DEFERRED SALES CHARGE-CLASS B SHARES

A CDSC of up to 5% payable to Bear Stearns is imposed on any redemption of Class B shares within six years of the date of purchase. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of an investor's Class B shares above the dollar amount of all such investor's payments for the purchase of Class B shares held by the investor at the time of redemption.

If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Portfolio's performance, the applicable CDSC may be applied to the then-current net asset value rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding year; then of amounts representing shares purchased more than one year prior to the redemption; and, finally, of amounts representing the cost of shares purchased within one year prior to the redemption.

For example, assume an investor purchased 100 shares of a Portfolio at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 5 additional shares through dividend reinvestment. During the first year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 5% for a total CDSC of $12.00.

CONTINGENT DEFERRED SALES CHARGE-CLASS C SHARES

A CDSC of 1% payable to Bear Stearns is imposed on any redemption of Class C shares within one year of the date of purchase. No CDSC will be imposed to the extent that the net asset value of the Class C shares redeemed does not exceed
(i) the current net asset value of Class C shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of an investor's Class C shares above the dollar amount of all such investor's payments for the purchase of Class C shares held by the investor at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the Portfolio's performance, the applicable CDSC may be applied to the then-current net asset value rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; then of amounts representing shares purchased more than one year prior to the redemption; and, finally, of amounts representing the cost of shares purchased within one year prior to the redemption.

For example, assume an investor purchased 100 shares of a Portfolio at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 5 additional shares through dividend reinvestment. During the first year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.

WAIVER OF CDSC-CLASS A, B AND C SHARES

The CDSC applicable to Class A, B and C shares will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in eligible benefit plans, (c) redemptions as a result of a combination of any investment company with a Portfolio by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to section 403(b) of the Code, and (e) to the extent that shares redeemed have been withdrawn from the Automatic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the automatic withdrawal is established. If the Funds' Trustees determine to discontinue the waiver of the CDSC, the disclosure in the Portfolios' prospectus will be revised appropriately. Any Portfolio shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Portfolio's prospectus at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption an investor must notify the Transfer Agent or the investor's Bear Stearns account executive or the investor's Authorized Dealer must notify Bear Stearns. Any such qualification is subject to confirmation of the investor's entitlement.

PROCEDURES

REDEMPTION THROUGH BEAR STEARNS OR AUTHORIZED DEALERS
Clients with a brokerage account may submit redemption requests to their account executives or Authorized Dealers in person or by telephone, mail or wire. As the Funds' agent, Bear Stearns or Authorized Dealers may honor a redemption request by repurchasing Fund shares from a redeeming shareholder at the shares' net asset value next computed after receipt of the request by Bear Stearns or the Authorized Dealer. Under normal circumstances, within three days, redemption proceeds will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder. Bear Stearns account executives or Authorized Dealers are responsible for promptly forwarding redemption requests to the Transfer Agent.

If an investor authorizes telephone redemption, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a representative of Bear Stearns or the Authorized Dealer and reasonably believed by the Transfer Agent to be genuine. The Funds will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Transfer Agent or the Funds may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTION THROUGH THE TRANSFER AGENT
Shareholders who are not clients with a brokerage account who wish to redeem shares must redeem their shares through the Transfer Agent by mail; other shareholders also may redeem Fund shares through the Transfer Agent. Mail redemption requests should be sent to the Transfer Agent at: PFPC Inc.,
Attention: The Bear Stearns Funds-[Name of Portfolio] or Bear Stearns Investment Trust--Emerging Markets Debt Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS
A shareholder may have redemption proceeds of $500 or more wired to the shareholder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $7.50 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the shareholder's Bear Stearns account executive, to any Authorized Dealer, or to the Transfer Agent if the shares are not held in a brokerage account.

If share certificates have been issued, written redemption instructions, indicating the Portfolio from which shares are to be redeemed, and duly endorsed share certificates, must be received by the Transfer Agent in proper form and signed exactly as the shares are registered. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency or savings association who are participants in a medallion program by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

The Fund reserves the right to amend or discontinue its signature guarantee policy at any time and, with regard to a particular redemption transaction, to require a signature guarantee at its discretion. Any questions with respect to signature guarantees should be directed to the Transfer Agent by calling 1-800-447-1139.

During times of drastic economic or market conditions, investors may experience difficulty in contacting Bear Stearns or Authorized Dealers by telephone to request a redemption of Portfolio shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, each Portfolio's net asset value may fluctuate.

AUTOMATIC WITHDRAWAL

Automatic Withdrawal permits investors to request withdrawal of a specified dollar amount (minimum of $25) on either a monthly or quarterly basis if the investor has a $5,000 minimum account. An application for Automatic Withdrawal can be obtained from Bear Stearns or the Transfer Agent. Automatic Withdrawal may be ended at any time by the investor, the Funds or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through Automatic Withdrawal. Purchases of additional shares concurrent with withdrawals generally are undesirable.

                          Dividends and Distributions

BOND PORTFOLIO AND HIGH YIELD PORTFOLIO

All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each class of a Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a particular class will be borne exclusively by such class. Class B and C shares will receive lower per share dividends than Class A shares because of the higher expenses borne by Class B and C shares. See "Fee Table."

Dividends will be automatically reinvested in additional shares of each Portfolio at net asset value, unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redirected Distribution Option. Each Portfolio ordinarily pays dividends from its net investment income monthly and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. Neither Portfolio will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.

DEBT PORTFOLIO

The Portfolio declares and pays as dividends quarterly to shareholders substantially all of its net investment income (i.e., its income, including both original issue discount and market discount accretions, other than its net realized long and short-term capital gains and net realized foreign exchange gains). Substantially all of the Portfolio's net realized capital gains (net realized long-term capital gains in excess of net realized short-term capital losses, including any capital loss carryovers), net realized short-term capital gains and net realized foreign exchange gains, if any, are expected to be distributed each year by the Portfolio.

Each dividend and distribution, if any, declared by the Portfolio on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the Portfolio or redirected into another fund pursuant to the Redirected Distribution Option. This election should initially be made on a Shareholder's Account Information Form and may be changed upon written notice to either Bear Stearns, an Authorized Dealer or the Transfer Agent at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends and distributions will be reinvested in the Portfolio. The Portfolio distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the Investment Company Act. The Portfolio will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional shares of the Portfolio at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.

All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Portfolio, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Portfolio is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the Portfolio (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. In order to provide sufficient time to process the change, such request should be received by the Transfer Agent at least five (5) business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to Bear Stearns or the Authorized Dealer which will be forwarded to the shareholder, upon the receipt of proper instructions.

At the time of an investor's purchase of shares of the Portfolio, a portion of the price per share may be represented by undistributed income of the Portfolio or unrealized appreciation of the Portfolio's securities. Therefore, subsequent distributions (or portions thereof) attributable to such items, may be taxable to the investor even if the distributions (or portions thereof) in reality represent a return of a portion of the purchase price.

                                     Taxes

Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or disposition of certain market discount bonds, paid by a Portfolio will be taxable to U.S. shareholders as ordinary income, whether received in cash or reinvested in additional shares of such Portfolio or redirected into another portfolio or fund. Distributions from net realized long-term securities gains of a Portfolio will be taxable to U.S. shareholders as long-term capital gains for federal income tax purposes, regardless of how long shareholders have held their Portfolio shares and whether such distributions are received in cash or reinvested in, or redirected into, other shares. The Code provides that the net capital gain of an individual generally will not be subject to federal income tax at a rate in excess of 28% and certain capital gains of individuals may be subject to a lower tax rate. Dividends and distributions may be subject to state and local taxes.

Each Portfolio may enter into short sales "against the box." See "Description of the Portfolio-Investment Instruments and Strategies." Any gains realized by a Portfolio on such sales will be recognized at the time the Portfolio enters into the short sales.

Dividends, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of market discount bonds, paid by a Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Portfolio to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

Notice as to the tax status of investors' dividends and distributions will be mailed to them annually. Investors also will receive periodic summaries of their accounts which will include information as to dividends and distributions from securities gains, if any, paid during the year.

The Code provides for the "carryover" of some or all of the sales load imposed on a Portfolio's Class A shares if an investor exchanges such shares for shares of another fund or portfolio advised or sponsored by BSAM or its affiliates within 91 days of purchase and such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charged the investor for such shares, up to the amount of the reduction of the sales load charge on the exchange, is not included in the basis of such shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the fund shares received on the exchange.

Federal regulations generally require the Portfolios to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Portfolios to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a federal income tax return.

A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's federal income tax return.

While a Portfolio is not expected to have any federal tax liability, investors should expect to be subject to federal, state or local taxes in respect of their investment in Portfolio shares.

Management of the Portfolios intends to have each Portfolio qualify as a "regulated investment company" under the Code and, thereafter, to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves a Portfolio of any liability for federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. In addition, a Portfolio is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

If, for any reason, a Portfolio fails to qualify as a regulated investment company, the Portfolio would be subject to federal income tax on its net income at regular corporate rates (without a deduction for distributions to shareholders). When distributed, such income would then be taxable to shareholders as ordinary income to the extent of the Portfolio's earnings and profits. Although management intends to have each Portfolio qualify as a regulated investment company, there can be no assurance that it will achieve this goal.

For a detailed discussion of certain federal, state and local tax consequences of investing in shares of the Portfolio, see "Taxation" in the Statement of Additional Information of Bear Stearns Investment Trust and the Bear Stearns Funds. Shareholders are urged to consult their own tax advisors regarding specific questions as to Federal, state and local taxes as well as to any foreign taxes.

                            Performance Information

For purposes of advertising, performance for Class A, B and C shares of each Portfolio may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by a Portfolio during the measuring period were reinvested in shares of the same class. These figures also take into account any applicable distribution and shareholder servicing fees. As a result, at any given time, the performance of Class B and C shares should be expected to be lower than that of Class A shares. Performance for each class will be calculated separately.

Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in each Portfolio was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions, if any, during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Portfolio's performance will include the Portfolio's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Portfolio has operated. Computations of average annual total return for periods of less than one year represent an annualization of each Portfolio's actual total return for the applicable period.

Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions, if any. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (or maximum public offering price in the case of Class A shares) per share at the beginning of the period. Class B total return will reflect the deduction of the CDSC. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return for each Portfolio also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or C.

Calculations based on the net asset value per share do not reflect the deduction of the sales load on each Portfolio's Class A shares, which, if reflected, would reduce the performance quoted.

Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

Comparative performance information may be used from time to time in advertising or marketing the High Yield Total Return Portfolio's shares, including data from Lipper Analytical Services, Inc., Lehman Brothers High Yield Bond Index, Credit Suisse First Boston High Yield Bond Index and other industry sources. Performance information that may be used in advertising or marketing the Total Return Bond Portfolio's shares may include data from Lipper Analytical Services, Inc., Morningstar, Inc., Bond Buyer's 20-Bond Index, Moody's Bond Survey Bond Index, Lehman Brothers Aggregate Bond Index, Salomon Brothers Broad Investment-Grade Index and components thereof, Mutual Fund Values, Mutual Fund Forecaster, Mutual Fund Investing and other industry publications. Comparative performance information may be used from time to time in advertising or marketing the Emerging Markets Debt Portfolio's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Moody's Bond Survey Index and components thereof, Mutual Fund Values, Mutual Fund Forecaster, Mutual Fund Investing and other industry publications.

DEBT PORTFOLIO
Quotations of distribution rates are calculated by analyzing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the average net asset value during the period for which the distribution rates are being calculated.

The Debt Portfolio may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition to the above, the Portfolio may from time to time advertise its performance relative to certain performance rankings and indices.

The investment results of the Debt Portfolio will fluctuate over time, and any presentation of investment results for any prior period should not be considered a representation of what an investment in the Debt Portfolio may earn or what the Debt Portfolio's performance may be in any future period.

In addition to information provided in shareholder reports, the Debt Portfolio may from time to time, in its discretion, make a list of the Debt Portfolio's holdings available to investors upon request. A discussion of the Debt Portfolio's performance will be included in the Portfolio's annual report to shareholders which will be made available to shareholders upon request and without charge.

                              General Information

The Bear Stearns Funds was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 29, 1994, and commenced operations on or about April 3, 1995.

The Bear Stearns Investment Trust was organized under the laws of The Commonwealth of Massachusetts on October 15, 1992, as a Massachusetts business trust pursuant to a Trust Agreement and commenced investment operations on May 3, 1993.

The Funds are authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. Each Portfolio's shares are classified into four classes--Class A, B, C and Y. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio of which they are shareholders. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the relevant Portfolio and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or a Trustee. The Trust Agreement provides for indemnification from the respective Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of a Portfolio. Thus, the risk of a shareholder incurring financial loss on account of a shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of such Portfolio. The Fund's Trustees intend to conduct the operations of each Portfolio in a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolio. As discussed under "Management of the Portfolios" in the Portfolios' Statement of Additional Information, each Portfolio ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees. To date, the Fund's Board has authorized the creation of 10 portfolios of shares. All consideration received by the Funds for shares of one of the portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Funds) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one portfolio (and as to classes within a portfolio) are treated separately from those of the other portfolios (and classes). The Funds have the ability to create, from time to time, new portfolios of shares without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Funds, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall not be deemed to be affected by a matter unless it is clear that the interests of such portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, Rule 18f-2 exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of Rule 18f-2.

The Transfer Agent maintains a record of share ownership and will send confirmations and statements of account. Shareholder inquiries may be made by writing to the Funds at PFPC Inc., Attention: The Bear Stearns Funds, P.O. Box 8960, Wilmington, Delaware 19899-8960, by calling 1-800-447-1139 or by calling Bear Stearns at 1-800-766-4111.

ADDITIONAL INFORMATION

The term "majority of the outstanding shares" of each Portfolio means the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

As used in this Prospectus, the term "Business Day" refers to those days when the NYSE is open for business. Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Martin Luther King Day, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in each Portfolio's official sales literature in connection with the offer of a Portfolio's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

                                  Appendix A

RATINGS

The following is a description of certain ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Duff & Phelps Credit Rating Co. ("D&P") that are applicable to certain obligations in which certain of each Fund's Portfolios may invest.

MOODY'S CORPORATE BOND RATINGS
Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1", "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

S&P CORPORATE BOND RATINGS
AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D--Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

D&P CORPORATE BOND RATINGS
AAA--Highest credit quality. The risk factors are negligible, being only slightly more than risk-free U.S. Treasury debt.

AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic stress.

A--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB--Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB--Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B--Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC--Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD--Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S COMMERCIAL PAPER RATINGS
Prime-1--Issuers (or related supporting institutions) rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Prime-3--Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P COMMERCIAL PAPER RATINGS
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3--Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B--Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

D&P COMMERCIAL PAPER RATINGS
Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1--High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Duff 3--Satisfactory liquidity and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Duff 4--Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

                            ----------------------
Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by the Funds, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Funds. Neither event will require a sale of such security by the Funds. However, BSAM will consider such event in its determination of whether the Funds should continue to hold the security. To the extent that the ratings given by Moody's, S&P or D&P may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                                  Appendix B

MONEY MARKET INSTRUMENTS

Each Portfolio may invest, for temporary defensive purposes, in the following types of money market instruments, each of which of purchase must have or be deemed to have under rules of the Securities and Exchange Commission remaining maturities of 13 months or less.

U.S. TREASURY SECURITIES

U.S. Treasury securities include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

U.S. GOVERNMENT SECURITIES

In addition to U.S. Treasury securities, U.S. Government securities include securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

BANK OBLIGATIONS

Each Portfolio may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by each Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. No Portfolio will invest more than 15% of the value of its net assets in time deposits maturing in more than seven days and in other securities that are illiquid.

Banker's acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS (ALL PORTFOLIOS)

Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by each Portfolio will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by BSAM to be of comparable quality to those rated obligations which may be purchased by a Portfolio. Each Portfolio may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals.

The
Bear Stearns
Funds

575 Lexington Avenue

New York, NY 10022

1-800-766-4111

Distributor
Bear, Stearns & Co. Inc.
245 Park Avenue
New York, NY 10167

Investment Adviser
Bear Stearns Asset Management Inc.
575 Lexington Avenue
New York, NY 10022

Administrator
Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

Custodian
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

Custodian
Emerging Markets Debt Portfolio
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer & Dividend
Disbursement Agent
PFPC Inc.
Bellevue Corporate Center
400 Bellevue Parkway
Wilmington, DE 19809

Counsel
Kramer, Levin, Naftalis & Frankel
919 Third Avenue
New York, NY 10022

Counsel Emerging Markets Debt Porfolio
Mayer Brown & Platt
1675 Broadway
New York, NY 10019

Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THE PORTFOLIOS' PROSPECTUS AND IN THE PORTFOLIOS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE PORTFOLIOS' SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THE PORTFOLIOS' PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

     BSF-P-016-01

                                                                     Rule 497(c)
                                                       Registration No. 33-84842


T H E   B E A R   S T E A R N S   F U N D S
5 7 5  L E X I N G T O N   A V E N U E   N E W   Y O R K   N Y   1 0 0 2 2
1 . 8 0 0 . 7 6 6 . 4 1 1 1

PROSPECTUS

                            The Bear Stearns Funds

                                CLASS Y SHARES

The Bear Stearns Funds (the "Fund") is an open-end management investment company, known as a mutual fund. The Fund permits you to invest in separate portfolios. By this Prospectus, the Fund offers Class Y shares of four diversified portfolios, Large Cap Value Portfolio, Small Cap Value Portfolio, International Equity Portfolio and Balanced Portfolios and three non-diversified portfolios, S&P STARS Portfolio, The Insiders Select Fund and Focus List Portfolio (each, a "Portfolio"and together the "Portfolios").

Class Y shares are sold at net asset value without a sales charge to investors whose minimum investment is $2.5 million. Each Portfolio also issues three other classes of shares (Class A, B and C shares), which have different expenses that would affect performance. Investors desiring to obtain information about these other classes of shares should call 1-800-766-4111.

      LARGE CAP VALUE PORTFOLIO                   S&P STARS PORTFOLIO
 Seeks capital appreciation primarily     Seeks investment results that exceed
    through investing in a broadly        the total return of publicly traded
   diversified portfolio of equity         common stocks in the aggregate, as
   securities of large cap issuers.       represented by the Standard & Poor's
                                                    500 Stock Index.


      SMALL CAP VALUE PORTFOLIO
                                                THE INSIDERS SELECT FUND
 Seeks capital appreciation primarily
    through investing in a broadly        Seeks capital appreciation primarily
   diversified portfolio of equity           through investing in a broadly
   securities of small cap issuers.         diversified portfolio of equity
                                              securities of U.S. issuers.


    INTERNATIONAL EQUITY PORTFOLIO
                                                  FOCUS LIST PORTFOLIO
 Seeks long-term capital appreciation
  primarily through investing in the      Seeks capital appreciation primarily
    equity securities of companies            through investing in equity
 organized outside the United States      securities of U.S. issuers that, at
 or whose securities are principally     the time of purchase, are included on
  traded outside the United States.      the Bear Stearns Research Focus List.

          BALANCED PORTFOLIO
  Seeks long-term capital growth and
   current income primarily through
  investing in investments in equity
     and fixed income securities.

BEAR STEARNS ASSET MANAGEMENT INC. ("BSAM" or the "Adviser"), a wholly owned subsidiary of The Bear Stearns Companies Inc., serves as each Portfolio's investment adviser. Bear Stearns Funds Management Inc. ("BSFM"), a wholly owned subsidiary of The Bear Stearns Companies Inc., is the Administrator of each Portfolio. Bear, Stearns & Co. Inc. ("Bear Stearns"), an affiliate of BSAM, serves as each Portfolio's distributor. Bear Stearns is also referred to herein as the "Distributor."

                            ----------------------

THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT EACH PORTFOLIO THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Part B (also known as the Statement of Additional Information), dated July 28, 1998, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the address or call one of the telephone numbers listed under "General Information" in this prospectus. Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Internet Web site maintained by the Securities and Exchange Commission (http://www.sec.gov).

                            ----------------------

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency; and are subject to investment risks, including possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 JULY 28, 1998

                               Table of Contents

                                                                           PAGE
Fee Table.................................................................   3
Financial Highlights......................................................   6
Description of the Portfolios.............................................   8
Investment Objectives and Policies........................................   8
Investment Techniques.....................................................  14
Risk Factors..............................................................  21
Management of the Portfolios..............................................  24
Prior Performance of the Sub-Advisor of the International Equity
  Portfolio...............................................................  27
Prior Performance of Related Accounts for Balanced Portfolio..............  28
How to Buy Shares.........................................................  29
Net Asset Value...........................................................  30
Shareholder Services......................................................  31
How to Redeem Shares......................................................  32
Dividends, Distributions and Taxes........................................  33
Performance Information...................................................  35
General Information.......................................................  35
Appendix.................................................................. A-1

                                   Fee Table

---------------------------------------------------------------------------------
                                           THE INSIDERS    LARGE CAP   SMALL CAP
                               S&P STARS   SELECT          VALUE       VALUE
                               PORTFOLIO   FUND            PORTFOLIO   PORTFOLIO
                               CLASS Y*    CLASS Y         CLASS Y     CLASS Y
---------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION
 EXPENSES
 Maximum Sales Load Imposed On
 Purchases (as a Percentage of
 offering price)..............   None          None          None        None
 Maximum Deferred Sales charge
 Imposed on Redemptions (as a
 percentage of the amount
 subject to charge)...........   None          None          None        None
ANNUAL PORTFOLIO OPERATING
 EXPENSES (AS A PERCENTAGE OF
 AVERAGE DAILY NET ASSETS)
 Advisory Fees (after fee
 waiver)......................   0.37%(1)      0.00%(2)(3)   0.00%(4)    0.00%(4)
 12b-1 Fees...................   None          None          None        None
 Other Expenses (after expense
 reimbursement)...............   0.63%(1)      1.15%(2)      1.00%(4)    1.00%(4)
                                 ----          ----          ----        ----
 Total Portfolio Operating
 Expenses (after fee waiver
 and expense reimbursement)...   1.00%(1)      1.15%(2)      1.00%(4)    1.00%(4)
                                 ====          ====          ====        ====

------
See footnotes on page 5.

EXAMPLE
You would pay the following expenses on a hypothetical $1,000 investment, assuming 5% annual return.

-------------------------------------------------------------------------------
                                        1 YEAR                  3 YEARS
                                   WITH       WITHOUT      WITH       WITHOUT
FUND                            REDEMPTIONS REDEMPTIONS REDEMPTIONS REDEMPTIONS
-------------------------------------------------------------------------------
S&P STARS PORTFOLIO
 Class Y Shares................     $10         $10        $ 32        $ 32
THE INSIDERS SELECT FUND
 Class Y Shares................      12          12          37          37
LARGE CAP VALUE PORTFOLIO
 Class Y Shares................      10          10          32          32
SMALL CAP VALUE PORTFOLIO
 Class Y Shares................      10          10          32          32
-------------------------------------------------------------------------------
                                        5 YEARS                10 YEARS
                                   WITH       WITHOUT      WITH       WITHOUT
                                REDEMPTIONS REDEMPTIONS REDEMPTIONS REDEMPTIONS
-------------------------------------------------------------------------------
S&P STARS PORTFOLIO
 Class Y Shares................     $55         $55        $122        $122
THE INSIDERS SELECT FUND
 Class Y Shares................      63          63         140         140
LARGE CAP VALUE PORTFOLIO
 Class Y Shares................      55          55         122         122
SMALL CAP VALUE PORTFOLIO
 Class Y Shares................      55          55         122         122

--------------------------------------------------------------------------------
                                                                   INTERNATIONAL
                                           FOCUS LIST  BALANCED    EQUITY
                                           PORTFOLIO   PORTFOLIO   PORTFOLIO
                                           CLASS Y     CLASS Y     CLASS Y
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Load Imposed On Purchases
 (as a Percentage of offering price)......    None       None          None
 Maximum Deferred Sales charge Imposed on
 Redemptions (as a percentage of the
 amount subject to charge)................    None       None          None
ANNUAL PORTFOLIO OPERATING EXPENSES (as a
 percentage of average daily net assets)
 Advisory Fees (after fee waiver).........    0.00%(5)   0.00%(6)      0.00%(7)
 12b-1 Fees...............................     --         --            --
 Other Expenses (after expense
 reimbursement)...........................    0.90%(5)   0.70%(6)      1.25%(7)
                                              ----       ----          ----
 Total Portfolio Operating Expenses (after
 fee waiver and expense reimbursement)....    0.90%(5)   0.70%(6)      1.25%(7)
                                              ====       ====          ====

------
See footnotes on page 5.

EXAMPLE
You would pay the following expenses on a hypothetical $1,000 investment, assuming 5% annual return.

-------------------------------------------------------------------------------
                                        1 YEAR                  3 YEARS
                                   WITH       WITHOUT      WITH       WITHOUT
FUND                            REDEMPTIONS REDEMPTIONS REDEMPTIONS REDEMPTIONS
-------------------------------------------------------------------------------
THE FOCUS LIST PORTFOLIO
 Class Y Shares................     $ 9         $ 9         $29         $29
BALANCED PORTFOLIO
 Class Y Shares................       7           7          22          22
INTERNATIONAL EQUITY PORTFOLIO
 Class Y Shares................      13          13          40          40
-------------------------------------------------------------------------------
                                        5 YEARS                10 YEARS
                                   WITH       WITHOUT      WITH       WITHOUT
                                REDEMPTIONS REDEMPTIONS REDEMPTIONS REDEMPTIONS
-------------------------------------------------------------------------------
THE FOCUS LIST PORTFOLIO
 Class Y Shares................     $50         $50        $111        $111
BALANCED PORTFOLIO
 Class Y Shares................      39          39          87          87
INTERNATIONAL EQUITY PORTFOLIO
 Class Y Shares................      69          69         151         151

The purpose of the foregoing tables is to assist you in understanding the costs and expenses borne by the Portfolios and investors, the payment of which will reduce investors' annual return. In addition to the expenses noted above, the Fund will charge $7.50 for each wire redemption. See "How to Redeem Shares." For a description of the expense reimbursement or waiver arrangements in effect, see "Management of The Portfolios."

THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

------
* Prior to June 25, 1997, the STARS Portfolio invested all of its assets in the S&P STARS Master Series (the "Master Series"), a series of S&P STARS Fund. The Master Series had substantially the same investment objective, policies and restrictions as the Portfolio.
(1) The Adviser has undertaken to waive its advisory fee and assume certain expenses of the STARS Portfolio other than brokerage commissions, extraordinary items, interest and taxes to the extent Total STARS Portfolio Operating Expenses exceed 1.00% for Class Y shares. Without such waiver, Advisory Fees stated above would have been 0.75%, Other Expenses would have been 0.63% and Total STARS Portfolio Operating Expenses would have been 1.38% for Class Y shares.
(2) The Adviser has undertaken to waive its investment advisory fee and assume certain expenses of the Portfolio other than brokerage commissions, extraordinary items, interest and taxes to the extent Total Portfolio Operating Expenses exceed 1.15% for Class Y shares. Without such waiver and expense reimbursement, Advisory Fees stated above would have been 1.00%, Other Expenses would have been 1.22% and Total Portfolio Operating Expenses would have been 2.22% for Class Y shares.
(3) The Advisory Fee is payable at an annual rate equal to 1% of the Portfolio's average daily net assets, subject to increase or decrease by up to 0.50% annually depending on the Portfolio's performance. See "Management of the Portfolios--Investment Adviser".
(4) The Adviser has undertaken to waive its investment advisory fee and assume certain expenses of the Large Cap Value and Small Cap Value Portfolios other than brokerage commissions, extraordinary items, interest and taxes to the extent Total Portfolio Operating Expenses exceed 1.00% for each Portfolio for Class Y shares. Without such fee waiver and expense reimbursement, Advisory Fees stated above would have been 0.75% for each Portfolio, Other Expense would have been 2.01% and 1.02% for Large Cap Value and Small Cap Value Portfolios, respectively, and Total Portfolio Operating Expenses would have been 2.76% and 1.77% for Large Cap Value and Small Cap Value Portfolios, respectively.
(5) "Other Expenses" are based on estimated amounts for the current fiscal year. The Adviser has undertaken to waive its investment advisory fee and assume certain expenses of the Portfolio other than brokerage commissions, extraordinary items, interest and taxes to the extent Total Portfolio Operating Expenses exceed 0.90% for Class Y shares. Without such waiver and expense reimbursement, (which may be discontinued at any time upon notice to shareholders), Advisory Fees would be 0.65%, Other Expenses are estimated to be 1.19% and Total Portfolio Operating Expenses are estimated to be 1.84%.
(6) Other Expenses are based on estimated amounts for the current fiscal year. The Adviser has undertaken to waive its investment advisory fee and assume certain expenses of the Portfolio other than brokerage commissions, extraordinary items, interest and taxes to the extent Total Portfolio Operating Expenses exceed 0.70% for Class Y shares. Without such waiver and expense reimbursement, (which may be discontinued at any time upon notice to shareholders), Advisory Fees would be 0.65%, Other Expenses are estimated to be 3.17% and Total Portfolio Operating Expenses are estimated to be 3.82%.
(7) Other Expenses are based on estimated amounts for the current fiscal year. The Adviser has undertaken to waive its investment advisory fee and assume certain expenses of the Portfolio other than brokerage commissions, extraordinary items, interest and taxes to the extent Total Portfolio Operating Expenses exceed 1.25% for Class Y shares. Without such waiver and expense reimbursement, (which may be discontinued at any time upon notice to shareholders), Advisory Fees would be 1.00%, Other Expenses are estimated to be 2.13% and Total Portfolio Operating Expenses are estimated to be 3.13%.

                             Financial Highlights

The information in the table below covering each Portfolio's investment results for the periods indicated has been audited by Deloitte & Touche LLP. Further financial data and related notes appear in the Portfolio's Annual Report for the fiscal year ended March 31, 1998 which is incorporated by reference into the Portfolio's Statement of Additional Information which is available upon request.

Contained below are per share operating performance data, total investment return, ratios to average net assets and other supplemental data for Class Y shares of S&P STARS Portfolio, The Insiders Select Fund, Large Cap Value Portfolio, Small Cap Value Portfolio and Balanced Portfolio for the periods indicated. The Focus List Portfolio and International Equity Portfolio have yet to commence their initial public offerings of Class Y shares. This information has been derived from information provided in each Portfolio's financial statements.

Further information about performance is contained in the Annual Report, which may be obtained without charge by writing to the address or calling one of the telephone numbers listed under "General Information."

-------------------------------------------------------------------------------------------
                                                                            DISTRI-
                          NET                   NET                         BUTIONS  NET
                          ASSET     NET         REALIZED AND     DIVIDENDS  FROM NET ASSET
                          VALUE,    INVESTMENT  UNREALIZED       FROM NET   REALIZED VALUE,
                          BEGINNING INCOME      GAIN ON          INVESTMENT CAPITAL  END OF
                          OF PERIOD (LOSS)**(1) INVESTMENTS**(2) INCOME     GAINS    PERIOD
-------------------------------------------------------------------------------------------
S&P STARS PORTFOLIO
CLASS Y
 For the fiscal year
 ended March 31, 1998...   $16.23     $(0.05)        $6.74         $  --     $(2.81) $20.11
 For the fiscal year
 ended March 31, 1997...    14.97      (0.02)         2.66            --      (1.38)  16.23
 For the period August
 7, 1995* through
 March 31, 1996.........    14.13       0.07          1.20          (0.03)    (0.40)  14.97
THE INSIDERS SELECT FUND
CLASS Y
 For the fiscal year
 ended March 31, 1998...    14.66       0.07          6.36            --      (3.00)  18.09
 For the fiscal year
 ended March 31, 1997...    14.02       0.08          2.49          (0.02)    (1.91)  14.66
 For the period June 20,
 1995* through March 31,
 1996...................    12.12       0.07          1.87          (0.04)      --    14.02
LARGE CAP VALUE
PORTFOLIO
CLASS Y
 For the fiscal year
 ended March 31, 1998...    17.18       0.26          7.05          (0.13)    (3.52)  20.84
 For the fiscal year
 ended March 31, 1997...    15.12       0.23          2.17          (0.16)    (0.18)  17.18
 For the period
 September 11, 1995*
 through March 31, 1996.    13.98       0.07          1.16          (0.08)    (0.01)  15.12
SMALL CAP VALUE
PORTFOLIO
CLASS Y
 For the fiscal year
 ended March 31, 1998...    17.47      (0.04)         8.06            --      (1.84)  23.65
 For the fiscal year
 ended March 31, 1997...    15.85      (0.05)         1.97            --      (0.30)  17.47
 For the period June 22,
 1995* through March 31,
 1996...................    13.09        --           3.05            --      (0.29)  15.85
BALANCED PORTFOLIO
CLASS Y
 For the period January
 6, 1998* through March
 31, 1998...............    12.05       0.06          0.88          (0.04)      --    12.95

-----
 * Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

----------------------------------------------------------------------------------------------------
                                                      INCREASE/(DECREASE)
            NET             RATIO OF    RATIO OF NET  REFLECTED IN                        AVERAGE
            ASSETS,         EXPENSES TO INVESTMENT    EXPENSE RATIOS AND NET              COMMISSION
TOTAL       END OF          AVERAGE     INCOME/(LOSS) INVESTMENT INCOME/(LOSS) PORTFOLIO  RATE
INVESTMENT  PERIOD          NET         TO AVERAGE    DUE TO WAIVERS AND       TURNOVER   PER
RETURN(3)   (000'S OMITTED) ASSETS(1)   NET ASSETS(1) REIMBURSEMENTS           RATE       SHARE(5)
----------------------------------------------------------------------------------------------------
44.22%          $35,652     1.00%(6)     (0.32)%(6)           0.38%            172.78%(7) $0.0541(7)
17.48            14,763     1.00(6)      (0.10)(6)            0.70             220.00(7)   0.0595(7)
9.09              8,779     1.00(4)(6)    0.82(4)(6)          0.99(4)          295.97(7)   0.0603(7)
46.68             1,265     1.15          0.55                1.07             115.64      0.0389
18.81             1,557     1.15          0.60                1.81             128.42      0.0264
15.98             1,293     1.15(4)       0.97(4)             2.04(4)           93.45      0.0294
45.27             7,263     1.00          0.83                1.76              61.75      0.0581
16.04             6,109     1.00          1.00                1.50             136.67      0.0593
8.75              3,413     1.00(4)       0.76(4)             4.41(4)           45.28      0.0596
47.54            31,141     1.00         (0.21)               0.77              90.39      0.0557
12.19            16,724     1.00         (0.31)               1.00              56.88      0.0550
23.52             8,989     1.00(4)      --                   2.45(4)           40.79      0.0572
7.80              5,685     0.70(4)       2.98(4)             3.12(4)           12.72      0.0543

-----
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) Annualized.
(5) Represents average commission rate per share charged to the Portfolios on purchase and sales of investments subject to such commissions during each period.
(6) Includes S&P STARS' share of S&P STARS Master Series' expenses for the period prior to June 25, 1997.
(7) Portfolio turnover rate and average commission rate per share are related to S&P STARS Master Series for the period prior to June 25, 1997.

                         Description of the Portfolios

GENERAL

The Fund is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain purposes under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. As described below, for certain matters Fund shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Large Cap Value Portfolio, Small Cap Value Portfolio, International Equity Portfolio, Balanced Portfolio, S&P STARS Portfolio, The Insiders Select Fund and the Focus List Portfolio are being offered. From time to time, other portfolios may be established and sold pursuant to other offering documents. See "General Information."

NON-DIVERSIFIED STATUS

The S&P STARS Portfolio, The Insiders Select Fund and the Focus List Portfolio are non-diversified portfolios. A Portfolio's classification as a "non-diversified" investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, each Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which generally requires that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of each Portfolio's total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of each Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). Since a relatively high percentage of each non-diversified Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry or economic sector, the non-diversified Portfolios' securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

                      Investment Objectives and Policies

The investment objectives and principal investment policies of each Portfolio are described below. Each Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting shares. There can be no assurance that a Portfolio's investment objective will be achieved.

LARGE CAP VALUE PORTFOLIO (THE "LARGE CAP PORTFOLIO") AND SMALL CAP VALUE PORTFOLIO (THE "SMALL CAP PORTFOLIO")

The investment objective of the Large Cap and Small Cap Portfolios is capital appreciation.

The Large Cap Portfolio invests, under normal market conditions, substantially all of its assets in equity securities of issuers with market capitalizations of $1 billion or more and identified by the Adviser as value companies.

The Small Cap Portfolio invests, under normal market conditions, substantially all of its assets in equity securities of issuers with market capitalizations of up to $1 billion and identified by the Adviser as value companies.

To determine whether a company's stock falls within the value classification, the Adviser analyzes it based on fundamental factors such as price-to-book ratios, price-to-earnings ratios, earnings growth, dividend payout ratios, return on equity, and the company's beta (a measure of stock price volatility relative to the market generally). In general, the Adviser believes that companies with relatively low price-to-book ratios, low price-to-earnings ratios or higher-than-average dividend payments in relation to price should be classified as value companies.

For potential investments, the Adviser also, among other matters, may review new management and upcoming corporate restructuring plans, consider the general business cycle and the company's position within a specific industry and consider the responsiveness of the company to identified problems in an effort to assess the likelihood of future appreciation of the company's securities.

The Adviser anticipates that at least 85% of the value of each of the Large Cap and Small Cap Portfolio's total assets (except when maintaining a temporary defensive position) will be invested in equity securities of domestic and foreign issuers. Each Portfolio expects, under normal market conditions, to invest less than 10% of its assets in the equity securities of foreign issuers. Equity securities consist of common stocks, convertible securities and preferred stocks. The convertible securities and preferred stocks in which each Portfolio may invest will be rated at least investment grade by a nationally recognized statistical rating organization at the time of purchase. Each Portfolio may invest, in anticipation of investing cash positions, in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment-grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth in the Appendix.

INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio's investment objective is long-term capital appreciation.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in the equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States, including common stock, preferred stock, depositary receipts for stock and other securities having the characteristics of stock (such as an equity or ownership interest in a company) of foreign companies.

Up to 35% of the Portfolio's total assets may be invested in debt obligations. The debt obligations in which the Portfolio may invest include fixed or floating-rate bonds, notes, debentures, commercial paper, loan participations, Brady Bonds, convertible securities and other debt securities issued or guaranteed by governments, agencies or instrumentalities, central banks, commercial banks or private issuers, including repurchase agreements with respect to obligations of governments or central banks.

Under normal market conditions, the Portfolio intends to invest in the securities of foreign companies located in at least three countries outside of the United States. The Portfolio expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and Japan. The Portfolio may also invest in the securities of issuers located in Australia, Canada, New Zealand and emerging market countries.

"Emerging market countries" are countries that are considered to be emerging or developing by the World Bank, the International Finance Corporation, or the United Nations and its authorities. Emerging market countries include, but are not limited to, the following: Algeria, Argentina, Bahrain, Bangladesh, Bolivia, Botswana, Brazil, Chile, China, Colombia, Costa Rica, Cyprus, Czech Republic, Dominican Republic, Ecuador, Egypt, Estonia, Finland, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Ivory Coast, Jamaica, Jordan, Kenya, Lebanon, Malaysia, Mauritius, Mexico, Morocco, Namibia, Nicaragua, Nigeria, Oman, Pakistan, Panama, Peru, Philippines, Poland, Portugal, Russia, Singapore, Slovakia, South Africa, South Korea, Sri Lanka, Swaziland, Taiwan, Thailand, Trinidad & Tobago, Tunisia, Turkey, Uruguay, Venezuela, Zambia, and Zimbabwe. A company is considered to be an emerging market company if (i) its securities are principally traded in the capital markets of an emerging market country; (ii) it derives at least 50% of its total revenue from either goods produced or services rendered in emerging market countries or from sales made in emerging market countries, regardless of where the securities of such companies are principally traded; (iii) it maintains 50% or more of its assets in one or more emerging market countries; or (iv) it is organized under the laws of, or has a principal office in, an emerging market country.

BALANCED PORTFOLIO

The Balanced Portfolio's investment objective is long-term capital growth and current income. The Portfolio seeks capital appreciation primarily through the equity component of its portfolio while investing in fixed-income securities primarily to provide income for regular quarterly dividends.

The Balanced Portfolio invests, under normal circumstances, between 40% and 60% of its total assets in equity securities. The Portfolio also invests at least 25% of its total assets in fixed-income senior securities and the remainder of its assets in other fixed-income securities and cash. The percentage of the Portfolio invested in equity and fixed-income securities will vary from time to time as the Adviser evaluates their relative attractiveness based on market valuations, economic growth and inflation prospects. This allocation is subject to the Portfolio's intention to pay regular quarterly dividends. The amount of quarterly dividends can also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Portfolio's assets invested in fixed-income securities.

A portion of the Portfolio's portfolio of equity securities may be selected primarily to provide current income. Equity securities selected to provide current income may include interests in real estate investment trusts, convertible securities, preferred stocks, utility stocks and interests in limited partnerships.

The Balanced Portfolio's fixed income securities primarily include securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, corporations or other entities, mortgage-backed and asset-backed securities, municipal securities, custodial receipts and U.S. dollar denominated securities issued by foreign governments.

S&P STARS PORTFOLIO (THE "STARS PORTFOLIO")

The STARS Portfolio's investment objective is to provide investment results that exceed the total return of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Stock Index (the "S&P 500").

In implementing its investment strategy, the Adviser principally uses Standard & Poor's ("S&P") Stock Appreciation Ranking System (or STARS) to identify a universe of securities in the highest category (which is five stars) to evaluate for purchase and in the lowest category (which is one star) to evaluate for short selling. The Adviser believes that this approach will provide opportunities to achieve performance that exceeds the S&P 500's total return.

STARS ranks on a scale from five stars (highest) to one star (lowest) the stocks of approximately 1,100 issuers analyzed by S&P's research staff of securities analysts. STARS represents the evaluation of S&P's analysts of the short-term (up to 12 months) appreciation potential of the evaluated stocks. The rankings are as follows:

  ***** Buy-Expected to be among the best performers over the next 12 months and to rise in price.

  ****  Accumulate-Expected to be an above-average performer.

  ***   Hold-Expected to be an average performer.

  **    Avoid-Expected to be a below-average performer.

  *     Sell-Expected to be a well-below-average performer and to fall in price.

STARS was introduced by S&P in January 1987. Since 1993, on average, the five star category has consisted of approximately 95 stocks, the four star category has consisted of approximately 385 stocks, the three star category has consisted of approximately 530 stocks, the two star category has consisted of approximately 90 stocks, and the one star category has consisted of between approximately 10 and 23 stocks. Rankings may change frequently as developments affecting individual securities and the markets are considered by the S&P analysts.

For purposes of evaluating the performance of stocks in the various categories, and thus of the performance of its analysts, S&P has created a model which initially gives equal weight by dollar amount to the stocks in the various categories, does not rebalance the portfolio based on changes in values or rankings and does not take into account dividends or transaction costs. STARS is only a model; it does not reflect actual investment performance. While its performance cannot be used to predict actual results, S&P believes it is useful in evaluating the capability of its analysts. INVESTORS SHOULD RECOGNIZE THAT THE POOL OF S&P ANALYSTS CHANGES AND THEIR PAST PERFORMANCE IS NOT NECESSARILY PREDICTIVE OF FUTURE RESULTS EITHER OF THE MODEL OR OF THE STARS PORTFOLIO. From January 1, 1987 through March 31, 1998:

  . The S&P 500 (measured on a total return basis, without dividend reinvestment)* increased by 354.95%
  . The ranked stocks, measured as described above, changed in value as follows*:

    . Five stars-+721.35%

    . Four stars-+427.92%

    . Three stars-+261.04%

    . Two stars-+209.63%

    . One star-(31.28)%

------
* During this period, the average dividend yields on securities included in the S&P 500 and the securities ranked five stars were approximately 2.8% and 1.6%, respectively.

The STARS Portfolio believes that this information should be used by investors only in their consideration that, historically, the five star stocks, measured as described above, have significantly outperformed lower-ranked stocks and the one star stocks, similarly measured, have significantly underperformed the higher-ranked stocks. THIS INFORMATION SHOULD NOT BE USED TO PREDICT WHETHER THE RESULTS WILL OCCUR IN THE FUTURE OR THE ACTUAL PERFORMANCE OF A PARTICULAR CATEGORY. STARS performance has been more volatile than that of conventional indices such as the Dow Jones Industrial Average and the S&P 500. In addition, at times, lower-ranked STARS categories have outperformed higher-ranked STARS categories and higher-ranked STARS categories have under performed the S&P
500. Specifically, the performance of five star and one star stocks has not consistently exceeded or fallen below the performance of the S&P 500. In some years, one star stocks have outperformed the S&P 500 as well as five star stocks; in other years, both one and five star stocks have outperformed the S&P 500. In 1994, one star stocks outperformed the S&P 500, which in turn outperformed five star stocks. In 1995, the S&P 500 outperformed five star stocks, which in turn outperformed one star stocks. In 1996 and 1997 five star stocks outperformed both the one star stocks and the S&P 500. INVESTORS ALSO SHOULD CONSIDER THAT THE STARS PORTFOLIO IS MANAGED ACTIVELY--AND, THUS, ITS PERFORMANCE WILL DEPEND MATERIALLY ON THE ADVISER'S INVESTMENT DETERMINATIONS AND WILL INCUR TRANSACTION AND OTHER COSTS, INCLUDING MANAGEMENT AND 12B-1 FEES, WHICH ARE NOT REFLECTED IN THE FOREGOING INFORMATION. The total returns for Class Y shares of the STARS Portfolio for the year ended March 31, 1998, and the average annual total returns for the Portfolio for the period August 7, 1995 (commencement of Class Y shares' initial public offering) through March 31, 1998 were as follows:

                                 TOTAL RETURNS

                                                         ONE YEAR ENDED AVERAGE
                                                         MARCH 31, 1998 ANNUAL
                                                         -------------- -------
S&P STARS PORTFOLIO(/1/)
CLASS Y SHARES..........................................     44.22%      26.06%
S&P 500 INDEX(/2/)......................................     47.95       32.41
CONSUMER PRICE INDEX....................................      1.31        2.31

------
(/1/)The Adviser waived its advisory fee and agreed voluntarily to reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess limitations.
(/2/)The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment.

STARS is available to the public through various S&P publications. The Adviser has access to STARS through S&P's MarketScope, a computer-accessed subscription service available for an annual fee, currently with more than 74,000 subscriber terminals.

The STARS Portfolio invests primarily in equity securities that, at the time of purchase, ranked five stars in STARS or at their time of short sale were ranked as one star in STARS.

As its investment strategy, the Adviser uses STARS to identify a universe of securities in the five star category to evaluate for purchase and in the one star category to evaluate for short selling. The Adviser anticipates that at least 85% of the value of the Portfolio's total assets (except when maintaining a temporary defensive position) will be invested in common stocks that, at their time of purchase, were ranked as five stars in STARS or, at their time of short sale, were ranked as one star in STARS. The Portfolio may invest up to 15% of its assets in common stocks without regard to STARS ranking, if the Adviser believes that such securities offer opportunities for capital appreciation. The Adviser will not seek to replicate STARS performance and will not necessarily sell a security once it has been downgraded from five stars or cover a short position once it has been upgraded from one star. From time to time, certain closed-end investment companies are ranked by STARS and will be eligible for purchase by the Portfolio. Subsequent market appreciation of a security or changes in total assets due to subscriptions and redemptions or dividends or distributions to shareholders will not by themselves cause a violation of this investment policy. In addition, a subsequent downgrade of a five star ranked security (or a subsequent upgrade of a one-star security that has been sold short) will cause the security to be included in the 15% calculation, but will not by itself cause the Portfolio to violate this limitation. If at any time, however, the Portfolio exceeds the 15% limitation, the Portfolio will not purchase additional non-five star ranked securities or sell short additional non-one star ranked securities. The Portfolio may invest, in anticipation of investing cash positions and, without limitation, for temporary defensive purposes, in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment-grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth in the "Investment Techniques" and the Appendix. The STARS Portfolio may invest in put options on an index or individual securities to hedge against unanticipated market decline, and may engage in other options strategies. The STARS Portfolio will not count put options or premiums paid for options, or the value of money market instruments for purposes of determining compliance with the 15% limitation.

STARS PERFORMANCE
STARS rankings are the subjective determination of S&P's analysts. The pool of these analysts changes. Past performance of securities and issuers included in STARS cannot be used to predict future results of the Portfolio, which is managed actively by the Adviser and the results of which should be expected to vary from the performance of STARS. Neither of the STARS Portfolio, Bear Stearns or the Adviser have any ongoing relationship with S&P regarding the STARS Portfolio other than the right for a fee to use the S&P, Standard & Poor's and STARS trademarks in connection with the management of mutual funds and access to STARS through S&P's publicly available subscription service.

THE INSIDERS SELECT FUND

The Insiders Select Fund's investment objective is capital appreciation.

The Adviser selects portfolio securities by analyzing the behavior of (i) corporate insiders, officers, directors and significant stockholders through an analysis of their publicly filed reports of their trading activities in the equity securities of the companies for which they are insiders, (ii) financial analysts, through an analysis of their published reports about covered companies, including predicted earnings and revisions to predicted earnings, and (iii) the company itself, through an analysis of its behavior as to corporate finance matters, such as stock repurchase programs, dividend policies and new securities issuance.

Corporate insiders are believed by the Adviser to be in the best position to understand the near-term prospects of their companies. The Adviser believes that insider behavior can be observed and analyzed since insiders are required to disclose transactions in their company's equity securities to the Securities and Exchange Commission generally no later than the tenth day of the month following the transaction. Each month many thousands of these disclosures are received. The Adviser believes that collecting, classifying and analyzing these transactions provides valuable investment management information.

These insiders may have many reasons for transacting in company stock and stock options. Many of these are entirely incidental to the future of the company. For example, an insider may sell stock to buy a home or finance a college education for his or her child. Likewise a new management team may wish to signal confidence in the company by making token purchases of the company's equity. Many other transactions, however, are related directly to the insider's beliefs about the near-term price expectations for the company's stock. An insider who exercises long-term options early for small profits likely believes the stock soon will decline. Insiders who exercise options, hold the stock, and buy in the open market probably believe that the stock soon will rise. Clusters of insiders making substantial buys or sells indicate broad agreement within a firm as to the direction of the stock.

Financial analysts use a variety of means to learn more about the companies they follow. Among these are visits to the company and in-depth discussions with management. Successful analysts learn to interpret the words and actions of management and the firm itself. Likewise, management uses its discussions with certain analysts as a means of signaling its views to the marketplace. The Adviser monitors changes in analysts' predicted earnings and ratings. The Adviser believes that analysts' revisions can be a valuable indicator of future returns for the company's stock.

Part of the normal activity of every public company is its financing decisions. A company must routinely decide whether to maintain or change its dividend policy, whether to buy its own stock in the open market or whether to issue new securities. From time to time the company may decide that its stock is undervalued. Many companies see undervaluation as an opportunity to purchase the company's stock in the open market. The Adviser believes that by monitoring changes in shares outstanding (in the hands of the public), a useful signal can be extracted relating to the company's beliefs about its prospects. Similarly, the company's decision to sell securities to the public or another firm can be an indication that the company believes that its stock has reached a near-term high, a potentially useful sell signal.

Insiders, analysts and the company each send signals that can be analyzed by the Adviser to produce valuable information about the prospects for individual companies. The Adviser believes that the most powerful analysis, however, comes from the interaction of all three sources. While no one signal alone determines whether a security will be purchased or sold, no security will be considered for purchase or sale unless a positive or negative signal, as the case may be, is received from insider behavior. In its analysis, the Adviser uses only data that is available to the public. The Adviser obtains the data on insider trading activity from CDA/Investnet, which compiles this information from publicly available Securities and Exchange Commission filings.

Under normal market conditions, the Adviser invests substantially all of the Portfolio's assets in the equity securities of U.S. issuers. The Adviser selects equity securities believed by it to provide opportunities for capital appreciation or gains through short selling. Issuers are selected without regard to market capitalization, although the Adviser anticipates that the issuers principally will be mid- to-large capitalization companies, that is, those with market capitalizations exceeding $1 billion. The Adviser selects from the universe of U.S. equity securities those securities it believes, in the aggregate, will approximate or exceed the total return performance of the Standard & Poor's MidCap 400 Index Stock Index* (the "S&P MidCap 400 Index"). The Portfolio will not invest in all or substantially all of the common stocks included in the S&P MidCap 400 Index and may invest in stocks that are not included in the S&P MidCap 400 Index.

By investing in this manner--that is, purchasing other equity securities in a manner intended to approximate or exceed the performance of the S&P MidCap 400 Index--the Adviser seeks to exceed the total return of the S&P MidCap 400 Index.

The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size (median market capitalization of about $2.1 billion as of March 31, 1998), liquidity, and industry group representation. It is a market-weighted index, with each stock affecting the Index in proportion to its market value.

Under normal market conditions, the Portfolio expects to have less than 15% of its assets invested in money market instruments. However, when the Adviser determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive posture and invest all of its assets in money market instruments.

FOCUS LIST PORTFOLIO

The Focus List Portfolio's investment objective is capital appreciation.

The Focus List Portfolio will invest at least 65% of its total assets in the common stocks of U.S. and foreign issuers that, at the time of purchase, are on the Bear Stearns Equity Focus List (the "Focus List"). The Portfolio is designed for investors seeking to maximize returns from a fully invested, all-equity portfolio. The Portfolio is not a market-timing vehicle. Except for short-term liquidity purposes, cash reserves are not expected to exceed 10% of Focus List Portfolio assets.

THE BEAR STEARNS FOCUS LIST
The Bear Stearns Equity Research Department has over 80 equity analysts who cover more than 900 common stocks of U.S. and foreign companies. Using a rating system of "1" through "5," analysts assign stocks the following ratings: 1 ("Buy," the highest rating), 2 ("Attractive"), 3 ("Neutral"), 4 ("Avoid"), 5 ("Sell"). Approximately 300 stocks are rated as Buy or Attractive by a Bear Stearns Research analyst.

A Buy rating is assigned to stocks that the Bear Stearns Research analyst and the Research Stock Selection Committee (comprised of senior Research personnel) feel will significantly outperform the market over the next three to six months because of a catalyst or near-term event that is expected to trigger upward movement in the stock's price. These catalysts may include a change in management, the introduction of a new product or a change in the industry outlook. An Attractive rating means that an analyst has determined that the stock has solid long-term growth prospects either because of, or in comparison to, its industry and that it is undervalued in comparison to its industry.

Domestic and international stocks and American Depositary Receipts (ADRs) rated Buy (1) or Attractive (2) are eligible for inclusion on the Focus List. Stocks are picked by the Focus List Committee, whose current members are Kathryn Booth, Director of Global Research for Bear Stearns, and Elizabeth Mackay, Chief Investment Strategist of Bear Stearns. The Committee generally
------
* "Standard & Poor's," "S&P(R)" and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's or The McGraw-Hill Companies, Inc.

maintains twenty stocks on the list and any new additions are usually accompanied by a comparable number of deletions. The Committee monitors the Focus List daily, and candidates are considered based on any one or more of the following criteria: market outlook, perception of the stock's sector, and an analyst's view of the stock's current valuation relative to the market and its industry.

Stocks that are downgraded below Attractive by an analyst are automatically deleted from the Focus List. However, the Focus List Committee may delete stocks for other reasons including, but not limited to, achievement of its target price range, the failure of a catalyst to materialize or have its expected effect, and/or the appearance of new, more attractive opportunities.

INVESTMENT STRATEGY
Generally, as soon as practicable after public announcement, the Adviser will purchase a security that has been added to the Focus List and will sell a security when the security has been removed from the Focus List. The Adviser determines what percentage of the Portfolio's total assets are to be allocated into each Focus List stock and makes changes in allocation percentages as investment and economic conditions change. The Adviser intends to allocate portfolio transactions so that the Portfolio qualifies as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") although there can be no assurance that this goal will be achieved (see "Dividends, Distributions and Taxes"). Depending upon market conditions and to the extent the Portfolio needs to hold cash balances to satisfy shareholder redemption requests, the Adviser may not immediately purchase a new Focus List stock and/or may continue to hold one or more Focus List stocks that have been deleted from the Focus List. The Adviser will not have access to the Focus List prior to its becoming publicly disseminated.

The Focus List Portfolio may invest up to 35% of its total assets in Portfolio stocks that are not on the Focus List, although it currently intends to limit its investment in non-Focus List securities to 20% of the Portfolio's total assets under normal market conditions. The Portfolio will purchase stocks that are not on the Focus List when the Adviser determines that any stocks on the Focus List are inappropriate for the Portfolio because they are illiquid, would cause the Portfolio to be overweighted in a particular sector or overly concentrated in a particular industry, or for any other reason.

The Investment Strategy described above will be implemented to the extent it is consistent with maintaining the Portfolio's qualification as a regulated investment company under the Code. See "Dividends, Distributions and Taxes."

For temporary defensive purposes, the Focus List Portfolio may invest up to 100% of its total assets in cash and cash equivalents, including high quality short-term money market investments.

POTENTIAL INVESTMENT RESTRICTIONS
It is possible that the Focus List will include stocks of issuers for which Bear Stearns or one of its affiliates performs banking services for which it receives fees, as well as stocks of issuers in which Bear Stearns or one of its affiliates makes a market and may have a long or short position in the stock. When Bear Stearns or one of its affiliates is engaged in an underwriting or other distribution of stock of an issuer, the Adviser may be prohibited from purchasing the stock of the issuer for the Focus List Portfolio. The activities of Bear Stearns or one of its affiliates may, from time to time, limit the Focus List Committee's ability to include stocks on the Focus List or the Focus List Portfolio's flexibility in purchasing and selling such stocks. In addition, the Focus List is available to other clients of Bear Stearns and its affiliates, including the Adviser, as well as the Focus List Portfolio.

                             Investment Techniques

Each Portfolio may engage in various investment techniques, such as options and futures transactions, short selling and lending portfolio securities, each of which involves risk. Options and futures transactions, as well as investments in certain asset-backed, mortgage-backed and government securities, involve "derivative securities." For a discussion of these other investment techniques and their related risks, see "Appendix--Investment Techniques" and "Risk Factors" below.

EQUITY SECURITIES (ALL PORTFOLIOS)
The Portfolios may invest in equity securities. These securities may include foreign and domestic common stocks or preferred stocks, rights and warrants and debt securities which are convertible or exchangeable for common stock or preferred stock. Under normal conditions, the Balanced Portfolio will not invest less than 40% or more than 60% of its total assets in equity securities.

SHORT SELLING (LARGE CAP PORTFOLIO, SMALL CAP PORTFOLIO, THE INSIDERS SELECT FUND AND STARS PORTFOLIO)
A Portfolio may engage in short selling. Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Portfolio replaces a borrowed security in connection with a short sale, the Portfolio will: (a) maintain daily a segregated account, containing liquid securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the Securities and Exchange Commission.

A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest a Portfolio may be required to pay in connection with a short sale. Each Portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short by a Portfolio.

Each Portfolio anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Portfolio's net assets. No Portfolio may sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of its net assets. No Portfolio may sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 2% of the outstanding securities of that class.

SHORT SALES "AGAINST THE BOX" (LARGE CAP PORTFOLIO, SMALL CAP PORTFOLIO, INSIDERS SELECT FUND, INTERNATIONAL EQUITY PORTFOLIO, STARS PORTFOLIO AND BALANCED PORTFOLIO)
A Portfolio may make short sales "against the box," a transaction in which a Portfolio enters into a short sale of a security which a Portfolio owns. The proceeds of the short sale will be held by a broker until the settlement date, at which time a Portfolio delivers the security to close the short position. A Portfolio receives the net proceeds from the short sale. The Large Cap Portfolio, Small Cap Portfolio, STARS Portfolio, Balanced Portfolio and The Insiders Select Fund at no time will have more than 15% of the value of its net assets in deposits on short sales against the box and the International Equity Portfolio at no time will have more than 25% of its net deposits on short sales against the box. It currently is anticipated that each Portfolio will make short sales against the box for purposes of protecting the value of the Portfolio's net assets. There are certain tax implications associated with this strategy. See "Dividends, Distributions and Taxes."

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS (LARGE CAP PORTFOLIO, SMALL CAP PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, THE INSIDERS SELECT FUND AND FOCUS LIST PORTFOLIO)
A Portfolio may enter into stock index futures contracts, and options with respect thereto, in U.S. domestic markets. These transactions will be entered into as a substitute for comparable market positions in the underlying securities or for hedging purposes. Although a Portfolio is not a commodity pool, it is subject to rules of the Commodity Futures Trading Commission (the "CFTC") limiting the extent to which it may engage in these transactions.

Each Portfolio's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the CFTC. In addition, a Portfolio may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5%
of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. To the extent a Portfolio engages in the use of futures and options on futures for other than bona fide hedging purposes, the Portfolio may be subject to additional risk.

Engaging in these transactions involves risk of loss to a Portfolio which could adversely affect the value of a shareholder's investment. Although a Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Portfolio to substantial losses. In addition, engaging in futures transactions in foreign markets may involve greater risks than trading on domestic exchanges.

Successful use of futures by a Portfolio also is subject to the Adviser's ability to predict correctly movements in the direction of the market or foreign currencies and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Portfolio has hedged against the possibility of a decline in the market adversely affecting the value of securities held in its portfolio and prices increase instead, a Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Portfolio may be required to segregate cash or liquid securities in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting a Portfolio's ability otherwise to invest those assets.

A Portfolio may take advantage of opportunities in the area of options and futures contracts, options on futures contracts and any other derivative investments which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for a Portfolio. Before entering into such transactions or making any such investment, a Portfolio will provide appropriate disclosure in its prospectus.

FOREIGN SECURITIES
EQUITY SECURITIES (LARGE CAP PORTFOLIO, SMALL CAP PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, FOCUS LIST PORTFOLIO AND BALANCED PORTFOLIO). The International Equity Portfolio intends to invest, under normal circumstances, substantially all, and at least 65%, of its total assets in the equity securities of foreign issuers. All other Portfolios may invest in equity securities that are issued by foreign issuers and are traded in the United States. All such securities will be issued by foreign companies that comply with U.S. accounting standards.

Equity securities include common stock, preferred stock, depositary receipts for stock and other securities having the characteristics of stock (such as an equity or ownership interest in a company).

DEPOSITARY RECEIPTS (LARGE CAP PORTFOLIO, SMALL CAP PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, FOCUS LIST PORTFOLIO AND STARS PORTFOLIO). A Portfolio may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (collectively "Depositary Receipts"). In general, Depositary Receipts are receipts for the shares of a foreign company held in the custody of a depositary institution that entitles the holder to all dividends and capital gains of the underlying shares. ADRs represent the shares of foreign companies held in domestic banks. ADRs are quoted in U.S. dollars and are traded on domestic exchanges. EDRs and GDRs are receipts evidencing an arrangement with a foreign bank.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (LARGE CAP PORTFOLIO, SMALL CAP PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO AND BALANCED PORTFOLIO). A Portfolio may purchase or sell forward foreign currency exchange contracts ("forward contracts") for hedging and speculative investment purposes.

A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Portfolio may enter into a forward contract, for example, for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge").

When a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract by selling an amount of that foreign currency up to 95% of the value of the Portfolio's securities denominated in such foreign currency. If a Portfolio believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, a Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

In addition, a Portfolio may enter into forward contracts to seek to increase total return when the Adviser or the Sub-Adviser, as the case may be, anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the portfolio. When entered into to seek to enhance return, forward contracts are considered speculative.

FIXED INCOME SECURITIES (INTERNATIONAL EQUITY PORTFOLIO)
Under normal conditions, the International Equity Portfolio may invest up to 35% of its total assets in debt securities. The debt securities in which a Portfolio may invest may be unrated or rated in the lowest rating categories by Standard & Poor's or Moody's (e.g., securities rated D by Moody's or Standard & Poor's). Fixed income securities rated BB by Standard & Poor's, Ba by Moody's or below (or comparable unrated securities) are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in higher-rated debt securities. Also, to the extent that the rating assigned to a security in a Portfolio's portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

CORPORATE DEBT OBLIGATIONS (BALANCED PORTFOLIO)
The Balanced Portfolio may invest in corporate debt obligations rated A or higher by Standard & Poor's or Moody's or, if unrated, of similar quality. The Portfolio may also invest up to 5% of its total assets in corporate debt obligations rated below A but not lower than B by Standard & Poor's or Moody's or, if unrated, of similar quality. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations. Investment in lower-rated debt securities entails greater speculative risks than those associated with investment in higher-rated debt securities. Under normal conditions, the Portfolio will not invest more than 60% of its total assets in corporate debt obligations.

U.S. GOVERNMENT SECURITIES (LARGE CAP PORTFOLIO, SMALL CAP PORTFOLIO, S&P STARS PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO AND THE INSIDERS SELECT FUND)
A Portfolio may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. A Portfolio may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically. Under normal conditions, the Balanced Portfolio and the International Equity Portfolio will not invest more than 35% of its total assets in U.S. Government securities.

MONEY MARKET INSTRUMENTS (ALL PORTFOLIOS)
Each Portfolio may invest in money market instruments, including U.S. Government obligations, U.S. Treasury bills and commercial paper that is (a) rated at the time of purchase in the highest category by a nationally recognized statistical rating organization; (b) issued by a company having outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA by S&P, Fitch or Duff; or (c) if unrated, of comparable quality. Each Portfolio may also invest in bank obligations, including without limitation, time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations, which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry. A Portfolio will not invest more than 25% of its total assets in bank obligations. Under normal conditions, the Portfolios will limit their investments in money market instruments as follows: International Equity Portfolio: 35% of total assets; Balanced Portfolio: 20% of total assets; Focus List Portfolio: 10% of total assets; and Large Cap and Small Cap
Portfolios: 15% of total assets.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS (ALL PORTFOLIOS)
Each Portfolio may purchase when-issued securities. When-issued transactions arise when securities are purchased by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. A Portfolio may also purchase securities on a forward commitment basis, that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. A Portfolio is required to hold and maintain in a segregated account with a Portfolio's custodian until three days prior to the settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, a Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Portfolio would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Portfolio may dispose of when-issued securities or forward commitments prior to settlement if the Adviser deems it appropriate to do so. Under normal conditions, a Portfolio will not invest more than 33 1/3% (20% in the case of the International Equity Portfolio), respectively, of its total assets in when-issued securities or forward commitments.

HEDGING AND RETURN ENHANCEMENT STRATEGIES (ALL PORTFOLIOS)
Each Portfolio may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to attempt to enhance return. These strategies currently include futures contracts and related options (including interest rate futures contracts and options), options on securities, financial indices and currencies, and forward currency exchange contracts. The Portfolios' ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. See "Portfolio Securities" in each Portfolio's Statement of Additional Information. New financial products and risk management techniques continue to be developed, and each Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

A Portfolio will not purchase or sell futures contracts or related options, or options on stock indices, if immediately thereafter the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options exceeds 5% of the Portfolio's total assets. This restriction does not apply to the purchase and sale of futures contracts and related options made for "bona fide hedging purposes."

OPTIONS ON SECURITIES, INDICES AND FOREIGN CURRENCIES (ALL PORTFOLIOS)
In certain circumstances, each Portfolio may engage in options transactions, such as purchasing put or call options or writing (selling) covered put or call options on securities, indices and foreign currencies. A Portfolio may purchase call options to gain market exposure in a particular sector while limiting downside risk. A Portfolio may purchase put options in order to hedge against an anticipated loss in value of Portfolio securities. The principal reason for writing covered call options (which are call options with respect to which the Portfolio owns the underlying security or securities) is to realize, through the receipt of premiums, a greater return than would be realized on the Portfolio's securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. A Portfolio may not invest more than 5% of its total assets, represented by the premium paid, in the purchase of put and call options. A Portfolio may not write covered put or call option contracts in an amount exceeding 20% of its net assets at the time such option contracts are written. (See "Risk Factors" and the Statements of Additional Information for additional risk factors).

LENDING OF PORTFOLIO SECURITIES (ALL PORTFOLIOS)
A Portfolio may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned.

Cash collateral may be invested in cash equivalents. A Portfolio may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio. Under normal conditions, if a Portfolio makes securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Portfolio. The Portfolios have appointed Custodial Trust Company ("CTC"), an affiliate of the Adviser, as securities lending agent. CTC receives a fee for these services.

See "Portfolio Turnover Rate" and "Portfolio Transactions" in each Portfolio's "Financial Highlights" and "Statement of Additional Information".

CONVERTIBLE SECURITIES (BALANCED PORTFOLIO, INSIDERS SELECT FUND, INTERNA-TIONAL EQUITY PORTFOLIO, LARGE CAP PORTFOLIO AND SMALL CAP PORTFOLIO)
A Portfolio may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases. In evaluating a convertible security, the Adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which a Portfolio invests will be rated, at the time of investment, BBB or better by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or better by Moody's Investors Service, Inc. ("Moody's"), or if unrated by such rating organizations, determined to be of comparable quality by the Adviser. Convertible debt securities are equity investments for purposes of the Portfolio's investment policies. Under normal conditions, the Balanced Portfolio will not invest more than 20% of its total assets in convertible securities.

MORTGAGE-RELATED SECURITIES (BALANCED PORTFOLIO)
The Balanced Portfolio may invest in mortgage-related securities, consistent with its investment objective, that provide funds for mortgage loans made to commercial and residential owners. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Portfolio) by various governmental, government-related and private organizations. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Prepayments are caused by repayments of principal resulting from the sale of the underlying residential or commercial property, refinancing or foreclosure, net of fees or costs which may be incurred.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and/or principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool or hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The Portfolio may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Adviser determines that the securities meet the Portfolio's investment criteria. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. Under normal conditions, the Balanced Portfolio will not invest more than 25% of its total assets in mortgage-related securities.

The Balanced Portfolio may also invest in Real Estate Investment Trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT may increase or decrease based on changes in the value of the underlying properties or mortgage loans. REITs are also subject to risks generally associated with investments in real estate. Under normal conditions, the Balanced Portfolio will not invest more than 10% of its total assets in REITs.

ASSET-BACKED SECURITIES (BALANCED PORTFOLIO)
The Balanced Portfolio may invest in asset-backed securities in accordance with its investment objective and policies. Asset-backed securities represent an undivided ownership interest in a pool of installment sales contracts and installment loans collateralized by, among other things, credit card receivables and automobiles. In general, asset-backed securities and the collateral supporting them are of shorter maturity than mortgage loans. As a result, investment in these securities should result in greater price stability for the Portfolio.

Asset-backed securities are often structured with one or more types of credit enhancement. For a description of the types of credit enhancement that may accompany asset-backed securities, see the Statement of Additional Information. The Portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and to such extent will not be considered illiquid for the purposes of the Portfolio's limitation on investment in illiquid securities.

Under normal conditions, the Portfolio will not invest more than 10% of its total assets in asset-backed securities.

REPURCHASE AGREEMENTS (ALL PORTFOLIOS)
The Balanced Portfolio may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Balanced Portfolio may also enter into repurchase agreements involving certain foreign government securities. Each of the other Portfolios may enter into repurchase agreements for temporary defensive purposes only (see the Appendix). If the other party or "seller" defaults, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. Under normal conditions, the Balanced Portfolio may not invest more than 20% of its total assets in repurchase agreements.

MORTGAGE DOLLAR ROLLS (BALANCED PORTFOLIO)
The Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal and interest paid on the securities sold. The Portfolio would benefit, however, to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio. The Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. Successful use of mortgage dollar rolls depends upon the Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. For financial reporting and tax purposes, the Portfolio treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Portfolio does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing. Under normal conditions, the Portfolio will not invest more than 20% of its total assets in mortgage dollar rolls.

TEMPORARY INVESTMENTS (ALL PORTFOLIOS)
A Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in U.S. Government securities, repurchase agreements collateralized by U.S. Government securities, high quality commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements, non-convertible preferred stocks, non-convertible corporate bonds with a remaining maturity of less than one year or, subject to certain tax restrictions, foreign currencies. When a Portfolio's assets are invested in these instruments, the Portfolio may not be achieving its investment objective.

PORTFOLIO TURNOVER (ALL PORTFOLIOS)
Under normal conditions, the turnover rate for each Portfolio generally will not exceed, in any one year, 250% for the Focus List Portfolio, 150% for the STARS Portfolio, the International Equity Portfolio or The Insiders Select Fund, 100% for the Large Cap and Small Cap Portfolios, and 30% for the Balanced Portfolio. However, the portfolio turnover rate may exceed this rate when the Adviser or Sub-Adviser, as the case may be, believes the anticipated benefits of short-term investments outweigh any increase in transaction costs or increase in short-term gains. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income.

CERTAIN FUNDAMENTAL POLICIES

Each Portfolio may (i) borrow money to the extent permitted under the 1940 Act; and (ii) invest up to 25% of the value of its total assets in the securities of issuers in a single industry, provided that there is no such limitation on investments in securities issued or guaranteed by the U.S. Government, its agencies or sponsored enterprises. Each diversified Portfolio may also invest up to 5% of the value of its total assets in the obligations of any issuer, except that up to 25% of the value of a Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, its agencies or sponsored enterprises may be purchased, without regard to any such limitation. This paragraph describes fundamental policies that cannot be changed as to a Portfolio without approval by the holders of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting shares.

See "Investment Objective and Management Policies--Investment Restrictions" in the Statement of Additional Information.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES

Each Portfolio may (i) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (ii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. See "Investment Objective and Management Policies--Investment Restrictions" in each Portfolio's Statement of Additional Information.

                                 Risk Factors

No investment is free from risk. Investing in a Portfolio will subject investors to certain risks which should be considered. The following risks apply to each Portfolio to the extent that they engage in the investment practices set forth below.

NET ASSET VALUE FLUCTUATIONS
Each Portfolio's net asset value per share is not fixed and should be expected to fluctuate. Investors should purchase Portfolio shares only as a supplement to an overall investment program and only if investors are willing to undertake the risks involved.

EQUITY SECURITIES
Investors should be aware that equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities and that fluctuations can be pronounced. The securities of smaller-cap companies may be subject to more abrupt or erratic market movements than those of larger-cap companies, both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects. Changes in the value of the equity securities in a Portfolio's portfolio will result in changes in the value of the Portfolio's shares and thus the Portfolio's yield and total return to investors.

FIXED-INCOME SECURITIES
Investors should be aware that fixed-income securities fluctuate in value based on changes in prevailing interest rates. As interest rates go up, the value of a fixed-income security typically goes down, and vice versa. Generally, fixed-income securities with longer maturities are more sensitive to changes in interest rates. Many fixed-income securities, including certain U.S. corporate fixed-income securities in which a Portfolio may invest, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Portfolio may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Portfolio.

FUTURES AND OPTIONS
A Portfolio may trade futures contracts, options and options on futures contracts. Investors should be aware that the use of derivative instruments such as futures and options requires special skills and knowledge and investment techniques that are different from what is required in other Portfolio investments. If the Adviser trades a futures or options contract at the wrong time or judges market conditions incorrectly, the strategies may result in significant losses to the Portfolio and reduce the Portfolio's return. A Portfolio could also experience losses if the prices of its futures and options positions were not properly correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

CERTAIN INVESTMENT TECHNIQUES
The use of investment techniques such as engaging in options and futures transactions, engaging in foreign currency exchange transactions, short selling and lending portfolio securities involves greater risk than that incurred by many other funds with a similar objective. Using these techniques may produce higher than normal portfolio turnover and may affect the degree to which a Portfolio's net asset value fluctuates. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. See "Appendix--Investment Techniques."

INVESTING IN FOREIGN SECURITIES
Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. The issuers of some of these securities, such as foreign bank obligations, may be subject to less stringent or different regulations than are U.S. issuers. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.

Because stock certificates and other evidences of ownership of such securities usually are held outside the United States, a Portfolio will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions that might adversely affect the payment of principal, interest and dividends on the foreign securities or might restrict the payment of principal, interest and dividends to investors located outside the country of the issuers, whether from currency blockage or otherwise. Custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities. Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Some currency exchange costs may be incurred when a Portfolio changes investments from one country to another.

Furthermore, some of these securities may be subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income received by a Portfolio from sources within foreign countries may be reduced by withholding or other taxes imposed by such countries, although applicable tax conventions may reduce or eliminate such taxes. All such taxes paid by a Portfolio will reduce its net income available for distribution to investors.

FOREIGN CURRENCY EXCHANGE
Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading in currencies occurs on an exchange. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Portfolio of unrealized profits or force a Portfolio to cover its commitments for purchase or resale, if any, at the current market price.

FOREIGN COMMODITY TRANSACTIONS
Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission (the "CFTC") and may be subject to greater risks than trading on domestic exchanges. See "Appendix--Investment Techniques." For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Portfolio hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate, or the Portfolio could incur losses as a result of those changes.

SIMULTANEOUS INVESTMENTS
Investment decisions for each Portfolio are made independently from those of other investment companies or accounts advised by the Adviser. However, if such other investment companies or accounts are prepared to invest in, or desire to dispose of, securities of the type in which a Portfolio invests at the same time as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by the Portfolio.

YEAR 2000 RISK
Many of the world's computer systems currently record years in two-digit format. Such computer systems will be unable to properly interpret dates beyond the year 1999, which could lead to business disruptions in the U.S. and internationally (the "Year 2000 Issue").

To ensure that the Portfolios are not negatively impacted by the Year 2000 Issue, the Adviser's corporate parent through its relevant subsidiaries or its affiliates commenced in 1996, and have made significant progress on, a coordinated effort to identify and correct any Year 2000 Issues that could potentially arise in internally developed computer systems and to either obtain representations from, or make other inquiries of, those parties who provide computer applications or services that are computer system dependent that the Adviser has determined are critical to the Portfolios.

At the present time, the Adviser has been informed by its corporate parent that it expects that most of its significant Year 2000 corrections should be tested in production by the end of 1998. Full integration testing of these systems and testing of interfaces with third party providers will continue through 1999. However, there can be no assurance that such schedule will be met or the systems of other companies on which the Adviser and the Portfolios are dependent also will be timely converted or that such failure to convert by another company would not have an adverse effect on the Portfolios.

                         Management of the Portfolios

BOARD OF TRUSTEES

The Fund's business affairs are managed under the general supervision of its Board of Trustees. The Portfolios' Statement of Additional Information contains the name and general business experience of each Trustee.

INVESTMENT ADVISER

The Portfolios' investment adviser is Bear Stearns Asset Management (BSAM), a wholly owned subsidiary of The Bear Stearns Companies Inc., which is located at 575 Lexington Avenue, New York, New York 10022. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear Stearns, is a leading United States investment banking, securities trading and brokerage firm serving United States and foreign corporations, governments and institutional and individual investors. The Adviser is a registered investment adviser and offers, either directly or through affiliates, investment advisory services to open-end and closed-end investment funds and other managed pooled investment vehicles with net assets at June 30, 1998 of $9.8 billion.

The Adviser supervises and assists in the overall management of the Portfolios' affairs under an Investment Advisory Agreement between the Adviser and the Portfolios, subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law.

INTERNATIONAL EQUITY PORTFOLIO
SUB-ADVISER

Marvin & Palmer Associates, Inc. ("Sub-Adviser") is the Sub-Adviser to the International Equity Portfolio. The Sub-Adviser, subject to the overall supervision of the Adviser, provides the International Equity Portfolio with investment advisory services, including portfolio management, pursuant to a Sub-Investment Management Agreement (the "Management Agreement"). The Sub-Adviser, which is registered as an investment adviser under the Investment Advisers Act of 1940, is a privately held corporation founded in 1986 which specializes in global, non-United States and emerging market equity portfolio management for institutional accounts. As of March 31, 1998, the Sub-Adviser managed over $5.6 billion in assets. The Sub-Adviser has offices at 1201 North Market Street, Suite 2300, Wilmington, Delaware 19801.

The Management Agreement provides that, as compensation for services, the Sub-Adviser is entitled to receive a monthly fee from the Adviser (not the International Equity Portfolio) calculated on an annual basis equal to .20% of the Portfolio's total average daily net assets to the extent the Portfolio's average daily net assets are in excess of $25 million and below $50 million at the relevant month end, .45% of the Portfolio's total average daily net assets to the extent the Portfolio's average daily net assets are in excess of $50 million and below $65 million at the relevant month end and 0.60% of the Portfolio's total average daily net assets to the extent the Portfolio's net assets are in excess of $65 million at the relevant month end.

Under the terms of the Investment Advisory Agreement, the International Equity Portfolio has agreed to pay the Adviser a monthly fee at an annual rate of 1% of the Portfolio's average daily net assets. For the fiscal year ended March 31, 1998, investment advisory fees paid by International Equity Portfolio to the Adviser amounted to $14,726, all of which was waived.

PORTFOLIO MANAGEMENT

The Adviser of the Portfolios and the Sub-Adviser of the International Equity Portfolio use a team approach to manage each Portfolio. Each team consists of portfolio managers, assistant portfolio managers and analysts performing as a dynamic unit to manage the assets of each Portfolio.

LARGE CAP VALUE PORTFOLIO, SMALL CAP VALUE PORTFOLIO AND S&P STARS PORTFOLIO

Under the terms of an Investment Advisory Agreement, the Large Cap Value Portfolio, Small Cap Value Portfolio and S&P STARS Portfolio have agreed to pay the Adviser a monthly fee at the annual rate of 0.75 of 1% of each Portfolio's average daily net assets. For the fiscal year ended March 31, 1998, investment advisory fees paid by Large Cap Value Portfolio amounted to $140,641, all of which was waived. For the fiscal year ended March 31, 1998, investment advisory fees paid by Small Cap Value Portfolio amounted to $425,409 of which $412,656 was waived. For the fiscal year ended March 31, 1998, investment advisory fees paid by S&P STARS Portfolio amounted to $1,262,953.

BALANCED PORTFOLIO AND FOCUS LIST PORTFOLIO

Under the terms of an Investment Advisory Agreement, the Balanced Portfolio and the Focus List Portfolio have agreed to pay the Adviser a monthly fee at the annual rate of 0.65 of 1% of each Portfolio's average daily net assets. For the fiscal year ended March 31, 1998, investment advisory fees paid by the Balanced Portfolio and the Focus List Portfolio amounted to $6,748 and $12,178, respectively, all of which was waived.

THE INSIDERS SELECT FUND

Under the terms of an Investment Advisory Agreement, The Insiders Select Fund has agreed to pay the Adviser a monthly fee at the annual rate of 1% of The Insiders Select Fund 's average daily net assets (the "Basic Fee"), which will be adjusted monthly (the "Monthly Performance Adjustment") depending on the extent to which the investment performance of the class of shares (currently, Class C) expected to bear the highest total operating expenses, after expenses, exceeded or was exceeded by the percentage change in the investment record of the S&P MidCap 400 Index. (Prior to February 1, 1998, the adjustment was based on the S&P 500 Stock Index.) The Monthly Performance Adjustment may increase or decrease the total advisory fee payable to the Adviser (the "Total Advisory Fee") by up to 0.50% per year of the value of The Insiders Select Fund's average daily net assets.

The monthly Total Advisory Fee is calculated as follows: (a) one-twelfth of the 1.0% annual Basic Fee rate (0.083%) is applied to the Portfolio's average daily net assets over the most recent calendar month, giving a dollar amount which is the Basic Fee for that month; (b) one-twelfth of the applicable performance adjustment rate from the table below is applied to The Insiders Select Fund's average daily net assets over the most recent calendar month, giving a dollar amount which is the Monthly Performance Adjustment (for the first twelve-month period, no performance adjustment will be made); and (c) the Monthly Performance Adjustment is then added to or subtracted from the Basic Fee and the result is the amount payable by The Insiders Select Fund to the Adviser as the Total Advisory Fee for that month.

The full range of Total Advisory Fees on an annualized basis is as follows:

--------------------------------------------------------------------------------
                                                        PERFORMANCE
                                                         ADJUSTMENT
PERCENTAGE POINT DIFFERENCE
BETWEEN DESIGNATED CLASS
PERFORMANCE (NET OF
EXPENSES INCLUDING ADVISORY FEES)
AND PERCENTAGE CHANGE IN THE
S&P MIDCAP 400 INDEX                        BASIC FEE (%) RATE (%) TOTAL FEE (%)
--------------------------------------------------------------------------------
+3.00 percentage points or more...........  1%            0.50%    1.50%
+2.75 percentage points or more but less
 than +3.00 percentage points.............  1%            0.40%    1.40%
+2.50 percentage points or more but less
 than +2.75 percentage points.............  1%            0.30%    1.30%
+2.25 percentage points or more but less
 than +2.50 percentage points.............  1%            0.20%    1.20%
+2.00 percentage points or more but less
 than +2.25 percentage points.............  1%            0.10%    1.10%
Less than +2.00 percentage points but more
 than
 -2.00 percentage points..................  1%            0.00%    1.00%
-2.00 percentage points or less but more
 than
 -2.25 percentage points..................  1%            -0.10%   0.90%
-2.25 percentage points or less but more
 than
 -2.50 percentage points..................  1%            -0.20%   0.80%
-2.50 percentage points or less but more
 than
 -2.75 percentage points..................  1%            -0.30%   0.70%
-2.75 percentage points or less but more
 than
 -3.00 percentage points..................  1%            -0.40%   0.60%
-3.00 percentage points or less...........  1%            -0.50%   0.50%

The period over which performance is measured is a rolling twelve-month period. Prior to February 1, 1998, the performance was measured against the monthly return of the S&P 500 Stock Index. Beginning February 1, 1998, performance is measured against the monthly return of the S&P Midcap 400 Index. The return of each index is calculated as the sum of the change in the level of the Index during the period, plus the value of any dividends or distributions made by the companies whose securities comprise the relevant index. For the fiscal year ended March 31, 1998, the performance fee adjustment reduced the advisory fee by $132,242 or 0.45% of the value of the Insiders Select Funds' average daily net assets and advisory fees paid due to BSAM amounted to $157,031, all of which was waived.

ADMINISTRATOR

Each Portfolio's administrator is BSFM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., which is located at 245 Park Avenue, New York, New York 10167. BSFM offers administrative services to open-end and closed-end investment funds and other managed pool investment vehicles with assets at March 31, 1998 of $3 billion.

Under the terms of an Administration Agreement with the Fund, BSFM generally supervises all aspects of the operation of each Portfolio, subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law. For providing administrative services to Large Cap Value Portfolio, Small Cap Value Portfolio, S&P STARS Portfolio and Focus List Portfolio, the Fund has agreed to pay BSFM a monthly fee at the annual rate of
0.15 of 1% of each Portfolio's average daily net assets. Under the terms of an Administrative Services Agreement with the Fund, PFPC Inc. provides certain administrative services to each Portfolio. For providing these services, PFPC Inc. is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.10 of 1% of the Portfolio's average daily net assets up to $200 million, 0.075 of 1% of the next $200 million, 0.05 of 1% of the next $200 million and 0.03 of 1% of net assets above $600 million, subject to a minimum, not to exceed an annual fee of $150,000 for each Portfolio. Above $150,000 of average daily net assets, a contractual rate of 0.10 of 1% will be charged.

For providing administrative services to International Equity Portfolio, The Insiders Select Fund and Balanced Portfolio, the Fund has agreed to pay PFPC Inc. a monthly fee equal to an annual rate of 0.10 of 1% of each Portfolio's average daily net assets up to $200 million, 0.075 of 1% of the next $200 million, 0.05 of 1% of the next $200 million and 0.03 of 1% of net assets above $600 million, subject to a minimum monthly fee of $12,500 for the Balanced Portfolio and International Equity Portfolio and $11,000 for The Insiders Select Fund.

From time to time, BSFM may waive receipt of its fees and/or voluntarily assume certain Portfolio expenses, which would have the effect of lowering the Portfolio's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. No Portfolio will pay BSFM at a later time for any amounts it may waive, nor will a Portfolio reimburse BSFM for any amounts it may assume. From time to time PFPC Inc. may waive a portion of its fee. Effective May 1, 1996, and until further notice, PFPC Inc. will reduce each Portfolio's monthly minimum to $7,500 for net assets of less than $25 million; $9,167 for net assets of $25 million to $50 million; and $11,000 for net assets in excess of $50 million. PFPC Inc. reserves the right to revoke this voluntary fee waiver at any time.

Brokerage commissions may be paid to Bear Stearns for executing transactions if the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers. The allocation of brokerage transactions also may take into account a broker's sales of each Portfolio's shares. See "Portfolio Transactions" in the Statement of Additional Information.

Bear Stearns has agreed to permit the Fund to use the name "Bear Stearns" or derivatives thereof as part of the Fund name for as long as the Investment Advisory Agreement is in effect.

DISTRIBUTOR

Bear Stearns, located at 245 Park Avenue, New York, New York 10167, serves as each Portfolio's principal underwriter and distributor of each Portfolio's shares pursuant to an agreement which is renewable annually. Bear Stearns is entitled to receive the sales load described under "How to Buy Shares" and payments under each Portfolio's Distribution and Shareholder Servicing Plans described below.

CUSTODIAN AND TRANSFER AGENT

Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is each Portfolio's custodian. PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is each Portfolio's transfer agent, dividend disbursing agent and registrar (the "Transfer Agent"). The Transfer Agent also provides certain administrative services to each Portfolio.

  Prior Performance of the Sub-Adviser of the International Equity Portfolio

The following tables set forth the International Equity Portfolio Sub-Adviser's composite performance data relating to the historical performance of institutional private accounts managed by the Sub-Adviser, since the dates indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the International Equity Portfolio. The data is provided to illustrate the past performance of the Sub-Adviser in managing substantially similar accounts as measured against the specified market index and does not represent the performance of the International Equity Portfolio. Investors should not consider this performance data as an indication of future performance of the Portfolio or of the Sub-Adviser.

The Sub-Adviser's composite performance data shown below is calculated in accordance with the standards of the Association for Investment Management and Research ("AIMR"(1)), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the imposition of foreign withholding taxes on interest, dividends and capital gains and the deduction of all fees and expenses paid by the Accounts including investment advisory fees, brokerage commissions and execution costs, but not the imposition of federal or state income taxes or custodial fees, if any. The Sub-Adviser's composite includes all actual, fee-paying, discretionary institutional private accounts managed by the Sub-Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the Portfolio. The composite, however, excludes certain accounts with similar investment objectives which, in the opinion of the Sub-Adviser, were not managed in a manner similar to the manner in which the Portfolio will be managed as a result of asset size, investment restrictions or other variables. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The monthly returns of the Sub-Adviser's composites combine the individual accounts' returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed $500) by asset-weighing each individual account's asset value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year. For additional information concerning the composite performance data, please see the Statement of Additional Information.

The institutional private accounts that are included in the Sub-Adviser's composite are not subject to the same types of expenses to which the Portfolio is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the International Equity Portfolio by the Investment Company Act or Subchapter M of the Code. Consequently, the performance results for the Sub-Adviser's composite could have been adversely affected if the institutional private accounts included in the composites had been regulated as investment companies under the federal securities laws.

The investment results of the Sub-Adviser's composite presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the International Equity Portfolio or an individual investor investing in the Portfolio. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.
------
(1) AIMR is a nonprofit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable. Note, however, that the formula for calculation of performance mandated by the Securities and Exchange Commission differs from that mandated by AIMR.

               THE SUB-ADVISER'S NON-U.S. COMPOSITE PERFORMANCE

                            AS OF DECEMBER 31, 1997

--------------------------------------------------------------------------------
                                                         SUB-ADVISER
                                                         NON-U.S.         MSCI
TIME PERIOD                                              COMPOSITE INDEX  EAFE
--------------------------------------------------------------------------------
1997....................................................  19.74%           1.78%
1996....................................................   9.74            6.05
1995....................................................   9.78           11.21
1994.................................................... (10.31)           7.78
1993....................................................  49.03           32.56
1992....................................................  (0.21)         (12.17)
1991....................................................  16.07           12.13
1990.................................................... (13.26)         (23.45)
1989....................................................  19.88           10.53
1988....................................................  10.18           15.67

AVERAGE ANNUAL TOTAL RETURNS:                        Since Inception
Annualized   % (Ending 12/31/97)                  1 YR  5 YR  (12/31/88)
Non-U.S. Composite............................... 19.74 14.03 9.81%
MSCI EAFE Index..................................  1.78 11.39 4.05%

------
(1) Returns for time periods of less than one year are annualized.

                   Prior Performance of Related Accounts for
                              Balanced Portfolio

Set forth in the following table is the performance history of a composite of institutional private accounts with investment objectives, policies, strategies and risks substantially similar to those of the Balanced Portfolio. The accounts constituting the composite were managed during the periods indicated by a division of Bear Stearns which was then known as Bear Stearns Asset Management (the "Division"). Bear Stearns recently reorganized its asset management operations so that the Division was consolidated with the Adviser. Prior to such consolidation, the Division rendered advisory services to separate accounts, while the Adviser rendered advisory services to registered investment companies. During all periods reflected in the table below, both the Division and the Adviser were commonly managed and shared portfolio management personnel, including the portfolio managers of the Balanced Portfolio, who have been and are responsible for managing the accounts reflected in the composite. Therefore, the Adviser believes that the performance data reflected below are illustrative of the past performance of the Adviser in managing a composite set of accounts substantially similar to the Portfolio. For that reason, this performance history may be relevant to potential investors in the Balanced Portfolio. Investors should note, however, that prior to January 1, 1997, the portfolio managers of the Balanced Portfolio reported to a Director of Equities who is no longer an employee of the Adviser or any of its affiliates.

The data does not represent the past performance of the Balanced Portfolio and prospective investors should not consider these performance figures as indicative of the future performance of the Portfolio or of the Adviser.

The composite performance data shown below were calculated in accordance with the standards of the Association for Investment Management and Research (See
(1) on pg. 34), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of all fees and expenses paid by the accounts including investment advisory fees, brokerage commissions and execution costs, but not the imposition of federal or state income taxes or custodial fees, if any. The composite includes all actual fee-paying, discretionary accounts managed by the Division that have investment objectives, policies, strategies and risks substantially similar to those of the Balanced Portfolio. The composite, however, excludes certain accounts with similar investment objectives which, in the opinion of the Adviser, were not managed in a manner similar to the manner in which the Balanced Portfolio will be managed as a result of asset size, investment restrictions or other variables. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. For additional information regarding the composite performance data, please see the Statement of Additional Information.

The institutional private accounts that are included in the composite are not subject to the same types of expenses to which the Portfolio is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Balanced Portfolio by the Investment Company Act or Subchapter M of the Code. Consequently, the performance results for the composites could have been adversely affected if the institutional private accounts included in the composites had been regulated as investment companies under the federal securities laws.

The investment results of the composites presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Balanced Portfolio or an individual investor investing in the Balanced Portfolio. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

                    BALANCED COMPOSITE PERFORMANCE SUMMARY

AS OF DECEMBER 31, 1997

--------------------------------------------------------------------------------
                                            LIPPER BALANCED INVESTMENT ADVISER'S
TIME PERIOD                                 FUNDS INDEX     BALANCED COMPOSITE
--------------------------------------------------------------------------------
1997....................................... 20.05%          21.51%
1996....................................... 13.01           12.77
1995....................................... 24.89           31.04
1994....................................... -2.05           -0.39
1993....................................... 11.95            9.84
1992.......................................  7.46            7.81
1991....................................... 25.83           22.97
4/1/90 to 12/31/90.........................  3.07            4.62

AVERAGE ANNUAL TOTAL RETURN:

--------------------------------------------------------------------------------
                                            LIPPER BALANCED INVESTMENT ADVISER'S
TIME PERIOD(1)                              FUNDS INDEX     BALANCED COMPOSITE
--------------------------------------------------------------------------------
1 Year..................................... 28.98%          28.18%
5 Years.................................... 13.87           15.22
Since Inception (4/1/90)................... 13.70           14.41

------
(1) Returns for periods of less than one year are annualized.

                               How to Buy Shares

GENERAL

The minimum initial investment is $2.5 million. Subsequent investments may be made in any amount. Share certificates are issued only upon written request. The Fund reserves the right to reject any purchase order. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time. Investments by employees of Bear Stearns and its affiliates are not subject to the minimum investment requirement. In addition, accounts under the discretionary management of Bear Stearns and its affiliates are not subject to the minimum investment requirement.

Purchases of a Portfolio's shares may be made through a brokerage account maintained with Bear Stearns or through certain investment dealers who are members of the National Association of Securities Dealers, Inc. who have sales agreements with Bear Stearns (an "Authorized Dealer"). Purchases of a Portfolio's shares also may be made directly through the Transfer Agent. Investors must specify that Class Y is being purchased.

Purchases are effected at Class Y Shares' net asset value next determined after a purchase order is received by Bear Stearns, an Authorized Dealer or the Transfer Agent (the "trade date"). Payment for Portfolio shares generally is due to Bear Stearns or the Authorized Dealer on the third business day (the "settlement date") after the trade date. Investors who make payment before the settlement date may permit the payment to be held in their brokerage accounts or may designate a temporary

PURCHASE PROCEDURES

Purchases through Bear Stearns account executives or Authorized Dealers may be made by check (except that a check drawn on a foreign bank will not be accepted), Federal Reserve draft or by wiring Federal Funds with funds held in brokerage accounts at Bear Stearns or the Authorized Dealer. Checks or Federal Reserve drafts should be made payable as follows: (i) to Bear Stearns or an investor's Authorized Dealer or (ii) to "The Bear Stearns Funds--[Name of Portfolio]--Class Y" if purchased directly from the Portfolio, and should be directed to the Transfer Agent: PFPC Inc., Attention: The Bear Stearns Funds-- [Name of Portfolio]--Class Y, P.O. Box 8960, Wilmington, Delaware 19899-8960. Payment by check or Federal Reserve draft must be received within three business days of receipt of the purchase order by Bear Stearns or an Authorized Dealer. Orders placed directly with the Transfer Agent must be accompanied by payment. Bear Stearns (or an investor's Authorized Dealer) is responsible for forwarding payment promptly to the Fund. The Fund will charge $7.50 for each wire redemption. The payment proceeds of a redemption of shares recently purchased by check may be delayed as described under "How to Redeem Shares."

Investors who are not Bear Stearns clients may purchase Portfolio shares through the Transfer Agent. To make an initial investment in a Portfolio, an investor must establish an account with the Portfolio by furnishing necessary information to the Fund. An account with a Portfolio may be established by completing and signing the Account Information Form indicating which class of shares is being purchased, a copy of which is attached to this Prospectus, and mailing it, together with a check to cover the purchase, to PFPC Inc.,
Attention: The Bear Stearns Funds--[Name of Portfolio]--Class Y, P.O. Box 8960, Wilmington, Delaware 19899-8960.

Subsequent purchases of shares may be made by checks made payable to the Fund and directed to the address set forth in the preceding paragraph. The Portfolio account number should appear on the check.

Shareholders may not purchase shares of the Fund with a check issued by a third party and endorsed over to the Fund.

Purchase orders received by Bear Stearns, an Authorized Dealer or the Transfer Agent before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York time) on any day the Portfolio calculates its net asset value are priced according to the net asset value determined on that date. Purchase orders received after the close of trading on the New York Stock Exchange are priced as of the time the net asset value is next determined.

                                Net Asset Value

Shares of the Portfolios are sold on a continuous basis. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of each class of each Portfolio is computed by dividing the value of the Portfolio's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. Each Equity Portfolio's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with procedures established by, the Fund's Board of Trustees. For further information regarding the methods employed in valuing each Portfolio's investments, see "Determination of Net Asset Value" in the Portfolios' Statement of Additional Information.

Federal regulations require that investors provide a certified Taxpayer Identification Number (a "TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes." Failure to furnish a certified TIN to the Fund could subject the investor to backup withholding and a $50 penalty imposed by the Internal Revenue Service (the "IRS").

                             Shareholder Services

EXCHANGE PRIVILEGE

The Exchange Privilege enables an investor to purchase, in exchange for Class Y shares of a Portfolio, Class Y shares of the Fund's other portfolios or shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, and the Money Market Portfolio of The RBB Fund, Inc., to the extent such shares are offered for sale in the investor's state of residence. These funds have different investment objectives which may be of interest to investors. To use this privilege, investors should consult their account executive at Bear Stearns, their account executive at an Authorized Dealer or the Transfer Agent to determine if it is available and whether any conditions are imposed on its use.

To use this privilege, exchange instructions must be given to the Transfer Agent in writing or by telephone. A shareholder wishing to make an exchange may do so by sending a written request to the Transfer Agent at the address given above in "How to Buy Shares-General." Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the account application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to exchange shares of a Portfolio by phone because share certificates must accompany all exchange requests. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with the Transfer Agent. This form is available from the Transfer Agent. Once this election has been made, the shareholder may contact the Transfer Agent by telephone at 1-800-447-1139 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to the Transfer Agent in writing.

The Transfer Agent may use security procedures to confirm that telephone instructions are genuine. If the Transfer Agent does not use reasonable procedures, it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor any Portfolio will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

If the exchanging shareholder does not currently own Class Y Shares of the portfolio or fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and Authorized Dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as described below. To participate in the Systematic Investment Plan, or establish automatic withdrawal for the new account, however, an exchanging shareholder must file a specific written request. The Exchange Privilege may be modified or terminated at any time, or from time to time, by the Fund on 60 business days' notice to the affected portfolio or fund shareholders. The Fund, BSAM and Bear Stearns will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's Social Security number, address and/or bank).

Before any exchange, the investor must obtain and should review a copy of the current prospectus of the portfolio or fund into which the exchange is being made. Prospectuses may be obtained free of charge from Bear Stearns, any Authorized Dealer or the Transfer Agent. Except in the case of Personal Retirement Plans, the shares being exchanged must have a current value of at least $250; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the portfolio or fund into which the exchange is being made; if making an exchange to an existing account, the dollar value must equal or exceed the applicable minimum for subsequent investments. If any amount remains in the investment portfolio from which the exchange is being made, such amount must not be below the minimum account value required by the Portfolio or Fund.

Class Y Shares will be exchanged at the next determined net asset value. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a $5.00 fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

The exchange of shares of one portfolio or fund for Class Y shares of another is treated for federal income tax purposes as a sale of the Class Y shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

REDIRECTED DISTRIBUTION OPTION

The Redirected Distribution Option enables a shareholder to invest automatically dividends and/or capital gain distributions, if any, paid by a Portfolio in Class Y shares of another portfolio of the Fund or a fund advised or sponsored by Bear Stearns of which the shareholder is an investor, or the Money Market Portfolio of The RBB Fund, Inc. Shares of the other portfolio or fund will be purchased at the current net asset value.

This privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. The Fund may modify or terminate this privilege at any time or charge a service fee. No such fee is currently contemplated.

                             How to Redeem Shares

GENERAL

The redemption price will be based on the net asset value next computed after receipt of a redemption request. Investors may request redemption of Portfolio shares at any time. Redemption requests may be made as described below. When a request is received in proper form, the Portfolio will redeem the shares at the next determined net asset value. If the investor holds Portfolio shares of more than one class, any request for redemption must specify the class of shares being redeemed. If the investor fails to specify the class of shares to be redeemed or if the investor owns fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from the investor, the investor's Bear Stearns account executive or the investor's Authorized Dealer. The Fund imposes no charges when shares are redeemed directly through Bear Stearns.

Each Portfolio ordinarily will make payment for all shares redeemed within three days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if an investor has purchased Portfolio shares by check and subsequently submits a redemption request by mail, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 business days. The Fund will reject requests to redeem shares by telephone or wire for a period of 15 business days after receipt by the Transfer Agent of the purchase check against which such redemption is requested. This procedure does not apply to shares purchased by wire payment.

The Fund reserves the right to redeem investor accounts at its option upon not less than 60 business days' written notice if the account's net asset value is $750 or less, for reasons other than market conditions, and remains so during the notice period.

PROCEDURES

REDEMPTION THROUGH BEAR STEARNS OR AUTHORIZED DEALERS
Clients with a brokerage account may submit redemption requests to their account executives or Authorized Dealers in person or by telephone, mail or wire. As the Fund's agent, Bear Stearns or Authorized Dealers may honor a redemption request by repurchasing Fund shares from a redeeming shareholder at the shares' net asset value next computed after receipt of the request by Bear Stearns or the Authorized Dealer. Under normal circumstances, within three days, redemption proceeds will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder. Bear Stearns account executives or Authorized Dealers are responsible for promptly forwarding redemption requests to the Transfer Agent.

If an investor authorizes telephone redemption, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a representative of Bear Stearns or the Authorized Dealer and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the

Transfer Agent or the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTION THROUGH THE TRANSFER AGENT
Shareholders who are not clients with a brokerage account who wish to redeem shares must redeem their shares through the Transfer Agent by mail; other shareholders also may redeem Fund shares through the Transfer Agent. Mail redemption requests should be sent to the Transfer Agent at: PFPC Inc.,
Attention: The Bear Stearns Funds-[Name of Portfolio], P.O. Box 8960, Wilmington, Delaware 19899-8960.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS
A shareholder may have redemption proceeds of $500 or more wired to the shareholder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $7.50 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the shareholder's Bear Stearns account executive, to any Authorized Dealer, or to the Transfer Agent if the shares are not held in a brokerage account.

If share certificates have been issued, written redemption instructions, indicating the portfolio from which shares are to be redeemed, and duly endorsed share certificates, must be received by the Transfer Agent in proper form and signed exactly as the shares are registered. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. A signature guarantee is designed to protect the shareholders and the Portfolios against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency or savings association who are participants in a medallion program by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. The Fund reserves the right to amend or discontinue its signature guarantee policy at any time and, with regard to a particular redemption transaction, to require a signature guarantee at its discretion. Any questions with respect to signature-guarantees should be directed to the Transfer Agent by calling 1-800-447-1139.

During times of drastic economic or market conditions, investors may experience difficulty in contacting Bear Stearns or Authorized Dealers by telephone to request a redemption of Portfolio shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, each Portfolio's net asset value may fluctuate.

                      Dividends, Distributions and Taxes

Dividends will be automatically reinvested in additional Portfolio shares at net asset value, unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redirected Distribution Option. Each Portfolio ordinarily pays dividends from its net investment income at least once a year. Each Portfolio distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. No Portfolio will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional Portfolio shares at net asset value, unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redirected Distribution Option. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each class of each Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a particular class of a Portfolio will be borne exclusively by such class.

Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or disposition of certain market discount bonds, paid by a Portfolio will be taxable to U.S. shareholders as ordinary income, whether received in cash or reinvested in additional shares of the same or another portfolio or fund. Distributions from net realized long-term securities gains of a Portfolio will be taxable to U.S. shareholders as long-term capital gains for federal income tax purposes, regardless of how long shareholders have held their Portfolio's shares and whether such distributions are received in cash or reinvested in, or redirected into, other shares. The Code provides that the net capital gain of an individual generally will not be subject to federal income tax at a rate in excess of 28% and certain capital gains of individuals may be subject to a lower tax rate. Dividends and distributions may be subject to state and local taxes.

The Large Cap Portfolio, Small Cap Value Portfolio, The Insiders Select Fund, STARS Portfolio and Balanced Portfolio may make short sales "against the box." See "Description of the Portfolios--Investment Techniques." Any gains realized by a Portfolio as such sales will be recognized at the time the Portfolio enters into the short sale.

Dividends, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Portfolio to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

Notice as to the tax status of investors' dividends and distributions will be mailed to them annually. Investors also will receive periodic summaries of their accounts which will include information as to dividends and distributions from securities gains, if any, paid during the year.

The Code provides for the "carryover" of some or all of the sales load imposed on a Portfolio's Class A shares if an investor exchanges such shares for shares of another fund or portfolio advised or sponsored by the Adviser or its affiliates within 91 days of purchase and such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charged the investor for such shares, up to the amount of the reduction of the sales load charge on the exchange, is not included in the basis of such shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the fund shares received on the exchange.

Generally, the Fund must withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify that the TIN furnished in connection with opening an account is correct and that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may direct the Fund to institute backup withholding if the IRS determines that a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a federal income tax return.

A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner's federal income tax return.

While a Portfolio is not expected to have any federal tax liability, investors should expect to be subject to federal, state and local taxes in respect of their investment in Portfolio shares. Management of the Fund believes that each Portfolio has qualified for the fiscal year ended March 31, 1998 as a "regulated investment company" under the Code. Each Portfolio intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves a Portfolio of any liability for federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. A Portfolio may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

Each investor should consult its tax adviser regarding specific questions as to federal, state or local taxes applicable to an investment in a Portfolio.

                            Performance Information

For purposes of advertising, performance for Class Y shares may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Portfolio during the measuring period were reinvested in Class Y shares.

Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in a Portfolio was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions, if any, during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of each Portfolio's performance will include such Portfolio's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Portfolio has operated. Computations of average annual total return for periods of less than one year represent an annualization of such Portfolio's actual total return for the applicable period.

Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions, if any. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.

Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

Comparative performance information may be used from time to time in advertising or marketing each Portfolio's shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's Midcap 400 Index, Wilshire 4500 Stock Index, Russell Small Cap Index, the Dow Jones Industrial Average and other industry publications. Performance information that may be used in advertising or marketing the Bond Portfolio's shares can include data from Lipper Analytical Services, Inc., Morningstar, Inc., Bond Buyer's 20-Bond Index, Moody's Bond Survey Bond Index, Lehman Brothers Aggregate Bond Index, Salomon Brothers Broad Investment-Grade Index and components thereof, Mutual Fund Values, Mutual Fund Forecaster, Mutual Fund Investing and other industry publications.

                              General Information

The Fund was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 29, 1994, and commenced operations on or about April 3, 1995. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. Each Portfolio's shares are classified into four classes--Class A, B, C and Y. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio of which they are shareholders. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the relevant Portfolio and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the respective Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of a Portfolio. Thus, the risk of a shareholder incurring financial loss on account of a shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of such

Portfolio. The Fund's Trustees intend to conduct the operations of each Portfolio in a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolio. As discussed under "Management of the Fund" in the Portfolios' Statement of Additional Information, each Portfolio ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees. To date, the Fund's Board has authorized the creation of 10 portfolios of shares. All consideration received by the Fund for shares of one of the portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one portfolio (and as to classes within a portfolio) are treated separately from those of the other portfolios (and classes). The Fund has the ability to create, from time to time, new portfolios of shares without shareholder approval. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of such portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, Rule 18f-2 exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of Rule 18f-2.

The Transfer Agent maintains a record of share ownership and will send confirmations and statements of account. Shareholder inquiries may be made by writing to the Fund at PFPC Inc., Attention: The Bear Stearns Funds, P.O. Box 8960, Wilmington, Delaware 19899-8960, by calling 1-800-447-1139 or by calling Bear Stearns at 1-800-766-4111.

ADDITIONAL INFORMATION

The term "majority of the outstanding shares" of each Portfolio means the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

As used in this Prospectus, the term "Business Day" refers to those days when the NYSE is open for business. Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Martin Luther King Day, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in each Portfolio's official sales literature in connection with the offer of a Portfolio's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

                                   Appendix

INVESTMENT TECHNIQUES

In connection with its investment objective and policies, each Portfolio may employ, among others, certain of the following investment techniques which may involve certain risks. Options and futures transactions involve "derivative securities."

LENDING PORTFOLIO SECURITIES (ALL PORTFOLIOS)
From time to time, each Portfolio may lend securities from its portfolio of investments to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33 1/3% of the value of a Portfolio's total assets. In connection with such loans, a Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Portfolio can increase its income through the investment of such collateral. A Portfolio continues to be entitled to payments in amounts equal to the interest, dividends and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. A Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with such Portfolio. The Portfolios have appointed Custodial Trust Company (CTC), an affiliate of the Adviser. CTC receives a fee for these services.

BORROWING MONEY (ALL PORTFOLIOS)
As a fundamental policy, each Portfolio is permitted to borrow to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's total assets. However, each Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Portfolio's total assets, such Portfolio will not make any additional investments.

CERTAIN PORTFOLIO SECURITIES

AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITARY RECEIPTS (LARGE CAP PORTFOLIO, STARS PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SMALL CAP VALUE PORTFOLIO AND FOCUS LIST PORTFOLIO)
Each Portfolio's assets may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. Each Equity Portfolio may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

MONEY MARKET INSTRUMENTS

Each Portfolio may invest, for temporary defensive purposes, in the following types of money market instruments, each of which at the time of purchase must have or be deemed to have under rules of the Securities and Exchange Commission remaining maturities of 13 months or less.

U.S. TREASURY SECURITIES (ALL PORTFOLIOS)
U.S. Treasury securities include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

U.S. GOVERNMENT SECURITIES (ALL PORTFOLIOS)
In addition to U.S. Treasury securities, U.S. Government securities include securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

BANK OBLIGATIONS (ALL PORTFOLIOS)
Each Portfolio may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by each Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. No Portfolio will invest more than 15% of the value of its net assets in time deposits maturing in more than seven days and in other securities that are illiquid.

Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS (ALL PORTFOLIOS) Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by each Portfolio will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by BSAM to be of comparable quality to those rated obligations which may be purchased by a Portfolio. Each Portfolio may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals.

WARRANTS (ALL PORTFOLIOS)
Each Portfolio may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time.

INVESTMENT COMPANY SECURITIES (ALL PORTFOLIOS)
Each Portfolio may invest in securities issued by other investment companies. Under the 1940 Act, a Portfolio's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Portfolio's total assets with respect to any one investment company, and (iii) 10% of the Portfolio's total assets in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses.

ILLIQUID SECURITIES (ALL PORTFOLIOS)
Each Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, options traded in the over-the-counter market and securities used to cover such options, and certain asset-backed and mortgage-backed securities, such as certain collateralized mortgage obligations and stripped mortgage-backed securities. As to these securities, each Portfolio is subject to a risk that should such Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of such Portfolio's net assets could be adversely affected.

RATINGS (ALL PORTFOLIOS)
The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, BSAM also will evaluate such obligations and the ability of their issuers to pay interest and principal. Each Portfolio will rely on BSAM's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, BSAM will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the quality of the issuer's management and regulatory matters. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events. Once the rating of a security held by a Portfolio has been changed, BSAM will consider all circumstances deemed relevant in determining whether such Portfolio should continue to hold the security.

    The
Bear Stearns
   Funds

   575 Lexington Avenue

   New York, NY 10022

   1-800-766-4111

   Distributor

   Bear, Stearns & Co. Inc.
   245 Park Avenue
   New York, NY 10167

   Investment Adviser

   Bear Stearns Asset Management Inc.
   575 Lexington Avenue
   New York, NY 10022

   Sub Adviser

   International Equity
   Marvin & Palmer Associates, Inc.
   1201 N. Market Street
   Suite 2300
   Wilmington, DE 19801

   Administrator

   Bear Stearns Funds Management Inc.
   245 Park Avenue
   New York, NY 10167

   Custodian

   Custodial Trust Company
   101 Carnegie Center
   Princeton, NJ 08540

   Transfer & Dividend
   Disbursement Agent

   PFPC Inc.
   Bellevue Corporate Center
   400 Bellevue Parkway
   Wilmington, DE 19809

   Counsel

   Kramer, Levin, Naftalis & Frankel
   919 Third Avenue
   New York, NY 10022

   Independent Auditors

   Deloitte & Touche LLP
   Two World Financial Center
   New York, NY 10281-1434

   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THE PORTFOLIOS' PROSPECTUS AND IN THE PORTFOLIOS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE PORTFOLIOS' SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THE PORTFOLIOS' PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                                                     Rule 497(c)
                                                       Registration No. 33-84842


T H E   B E A R   S T E A R N S   F U N D S
5 7 5  L E X I N G T O N   A V E N U E   N E W   Y O R K,   N Y   1 0 0 2 2
1 . 8 0 0 . 7 6 6 . 4 1 1 1

PROSPECTUS

                          The Bear Stearns Funds and
                         Bear Stearns Investment Trust

                                CLASS Y SHARES

The Bear Stearns Funds and Bear Stearns Investment Trust are separate open-end management investment companies, known as mutual funds (together the "Funds"). By this Prospectus, the Funds offer Class Y shares of one non-diversified portfolio, the Emerging Markets Debt Portfolio (the "Debt Portfolio") and two diversified portfolios, the Total Return Bond Portfolio (the "Bond Portfolio") and the High Yield Total Return Portfolio (the "High Yield Portfolio"), (each a "Portfolio" and together the "Portfolios").

Class Y shares are sold at net asset value without a sales charge to investors whose minimum investment is $2.5 million. Each Portfolio also issues three other classes of shares (Class A, B and C shares), which have different expenses that would affect performance. Investors desiring to obtain information about these other classes of shares should call 1-800-766-4111.

                          TOTAL RETURN BOND PORTFOLIO
 Seeks maximization of total return, consistent with preservation of capital.

                       HIGH YIELD TOTAL RETURN PORTFOLIO
   Seeks total return through high current income and capital appreciation.

                        EMERGING MARKETS DEBT PORTFOLIO
              Seeks high current income by primarily investing in debt obligations of issuers located in emerging countries and seeks to provide capital appreciation.

BEAR STEARNS ASSET MANAGEMENT INC. ("BSAM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as each Portfolio's investment adviser. Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., is the Administrator of each Portfolio. Bear, Stearns & Co. Inc. ("Bear Stearns"), an affiliate of BSAM, serves as each Portfolio's distributor. Bear Stearns is also referred to herein as the "Distributor."

                            ----------------------

THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT EACH PORTFOLIO THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Part B (also known as the Statement of Additional Information), dated July 28, 1998, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the address or call one of the telephone numbers listed under "General Information" in this prospectus. Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Internet Web site maintained by the Securities and Exchange Commission (http://www.sec.gov).

                            ----------------------

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank; are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency; and are subject to investment risks, including possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 JULY 28, 1998

                               Table of Contents

                                                                            PAGE
Fee Table..................................................................   3
Financial Highlights.......................................................   5
Description of the Portfolios..............................................   6
Investment Objectives and Policies.........................................   6
Investment Techniques......................................................  10
Risk Factors...............................................................  21
Management of the Portfolios...............................................  30
How to Buy Shares..........................................................  32
Net Asset Value............................................................  33
Shareholder Services.......................................................  33
How to Redeem Shares.......................................................  34
Dividends and Distributions................................................  36
Taxes......................................................................  37
Performance Information....................................................  38
General Information........................................................  39
Appendix................................................................... A-1

                                   Fee Table

----------------------------------------------------------------------------------------
                         TOTAL RETURN BOND HIGH YIELD TOTAL RETURN EMERGING MARKETS DEBT
                             PORTFOLIO            PORTFOLIO              PORTFOLIO
                              CLASS Y              CLASS Y                CLASS Y
----------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION
 EXPENSES
 Maximum Sales Load
 Imposed On Purchases
 (as a Percentage of
 offering price)........       None                 None                   None
 Maximum Deferred Sales
 charge Imposed on
 Redemptions (as a
 percentage of the
 amount subject to
 charge)................       None                 None                   None
ANNUAL PORTFOLIO
 OPERATING EXPENSES (AS
 A PERCENTAGE OF AVERAGE
 DAILY NET ASSETS)
 Advisory Fees (after
 fee waiver)............       0.00%(1)             0.00%(2)               0.28%(3)
 12b-1 Fees.............       0.00%                0.00%                  0.00%
 Other Expenses (after
 expense reimbursement).       0.45%(1)             0.65%(2)               1.12%(3)
                               ----                 ----                   ----
 Total Portfolio
 Operating Expenses
 (after fee waiver and
 expense reimbursement).       0.45%(1)             0.65%(2)               1.40%(3)
                               ====                 ====                   ====

------
See Notes on page 4.

EXAMPLE:
 You would pay the following expenses on a hypothetical $1,000 investment, assuming 5% annual return.

------------------------------------------------------------------------------
                                       1 YEAR                  3 YEARS
                                  WITH       WITHOUT      WITH       WITHOUT
FUND                           REDEMPTIONS REDEMPTIONS REDEMPTIONS REDEMPTIONS
------------------------------------------------------------------------------
TOTAL RETURN BOND PORTFOLIO
 Class Y Shares...............     $ 5         $ 5        $ 14        $ 14
HIGH YIELD TOTAL RETURN
 PORTFOLIO
 Class Y Shares...............       7           7          20          20
EMERGING MARKETS DEBT
 PORTFOLIO
 Class Y Shares...............      14          14          44          44
------------------------------------------------------------------------------
                                       5 YEARS                10 YEARS
                                  WITH       WITHOUT      WITH       WITHOUT
                               REDEMPTIONS REDEMPTIONS REDEMPTIONS REDEMPTIONS
------------------------------------------------------------------------------
TOTAL RETURN BOND PORTFOLIO
 Class Y Shares...............     $25         $25        $ 57        $ 57
HIGH YIELD TOTAL RETURN
 PORTFOLIO
 Class Y Shares...............      35          35          77          77
EMERGING MARKETS DEBT
 PORTFOLIO
 Class Y Shares...............      76          76         166         166

The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Portfolios and investors, the payment of which will reduce investors' annual return. In addition to the expenses noted above, the Fund will charge $7.50 for each wire redemption. See "How to Redeem Shares." For a description of the expense reimbursement or waiver arrangements in effect, see "Management of The Portfolios."

THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

(1) With respect to the Bond Portfolio, BSAM has undertaken to waive its investment advisory fee and assume certain expenses of the Bond Portfolio other than brokerage commissions, extraordinary items, interest and taxes to the extent Total Portfolio Operating Expenses exceed 0.45% for Class Y shares. Without such fee waiver and expense reimbursement, Advisory Fees stated above would have been 0.45%, Other Expenses would have been 1.78% and Total Portfolio Operating Expenses would have been 2.23%.
(2) With respect to the High Yield Portfolio, Other Expenses are based on estimated amounts for the current fiscal year. BSAM has undertaken to waive its investment advisory fee and assume certain expenses of the High Yield Portfolio other than brokerage commission, extraordinary items, interest and taxes to the extent Total Portfolio Operating Expenses exceed 0.65% for Class Y shares. Without such waiver and expense reimbursement, (which may be discontinued at any time upon notice to shareholders), Advisory Fees would have been 0.60%, Other Expenses are estimated to be 1.72%, and Total Portfolio Operating Expenses are estimated to be 2.32%.
(3) With respect to the Debt Portfolio, Other Expenses are based on estimated amounts for the current fiscal year. BSAM has undertaken to waive its investment management fee and assume certain expenses of the Debt Portfolio other than brokerage commissions, extraordinary items, interest and taxes to the extent Total Portfolio Operating Expenses exceed 1.40% for Class Y shares. Without such waiver and expense reimbursement, (which may be discontinued at any time upon notice to shareholders), Management Fees would have been 1.15%, Other Expenses are estimated to be 1.26%, and Total Portfolio Operating Expenses are estimated to be 2.41%.

                             Financial Highlights

The information in the table below covering each Portfolio's investment results for the periods indicated has been audited by Deloitte & Touche LLP. Further financial data and related notes appear in the Portfolio's Annual Report for the fiscal year ended March 31, 1998 which is incorporated by reference into each Portfolio's Statement of Additional Information which is available upon request.

Contained below are per share operating performance data, total investment return, ratios to average net assets and other supplemental data for Class Y shares of the Bond Portfolio for the periods indicated. The High Yield Portfolio and the Debt Portfolio have yet to commence their initial public offerings of Class Y shares. This information has been derived from information provided in each Portfolio's financial statements.

Further information about performance is contained in the Annual Report, which may be obtained without charge by writing to the address or calling one of the telephone numbers listed under "General Information."
-------------------------------------------------------------------------------

                                                                 FOR THE PERIOD
                                   FOR THE FISCAL FOR THE FISCAL APRIL 3, 1995*
                                     YEAR ENDED     YEAR ENDED      THROUGH
                                   MARCH 31, 1998 MARCH 31, 1997 MARCH 31, 1996
                                   -------------- -------------- --------------
                                      CLASS Y        CLASS Y        CLASS Y
                                   -------------- -------------- --------------
TOTAL RETURN BOND PORTFOLIO(1)
PER SHARE OPERATING PERFORMANCE**
 Net asset value, beginning of
  period.........................     $ 12.03        $ 12.26        $ 12.35
                                      -------        -------        -------
 Net investment income(2)........        0.80           0.77           0.41
 Net realized and unrealized
  gain/(loss) on investments(3)..        0.36          (0.20)         (0.05)
                                      -------        -------        -------
 Dividends and distributions to
  shareholders from
 Net investment income...........       (0.80)         (0.77)         (0.41)
 Net realized capital gains......       (0.02)         (0.03)         (0.04)
                                      -------        -------        -------
                                        (0.82)         (0.80)         (0.45)
                                      -------        -------        -------
 Net asset value, end of period..     $ 12.37        $ 12.03        $ 12.26
                                      =======        =======        =======
 Total investment return(4)......        9.81%          4.77%          2.92%
                                      =======        =======        =======
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000's
  omitted).......................     $ 4,339        $13,486        $12,199
 Ratio of expenses to average net
  assets(2)......................        0.45%          0.45%          0.45%(5)
 Ratio of net investment income
  to average net assets(2).......        6.39%          6.34%          5.93%(5)
 Increase/(Decrease) reflected in
  above expense ratios and net
  investment income due to
  waivers and reimbursements.....        1.78%          1.73%          2.89%(5)
 Portfolio turnover rate.........      244.78%        262.95%        107.35%

-----
 * Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1) Class Y shares commenced its initial public offering on September 8, 1995.
(2) Reflects waivers and related reimbursements.
(3) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.
(4) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, If any. Total investment return is not annualized.
(5) Annualized.

                         Description of the Portfolios

GENERAL

Each of The Bear Stearns Funds and Bear Stearns Investment Trust is known as a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain purposes under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. As described below, for certain matters the Funds shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Debt Portfolio, the Bond Portfolio and the High Yield Portfolio are being offered. From time to time, other portfolios may be established and sold pursuant to other offering documents. See "General Information."

NON-DIVERSIFIED STATUS

The Debt Portfolio is a non-diversified portfolio of Bear Stearns Investment Trust. The Portfolio's classification as a "non-diversified" investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, the Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which generally requires that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). Since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry or economic sector, the Portfolio's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

                      Investment Objectives and Policies

The investment objectives and principal investment policies of each Portfolio are described below. Each Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting shares. There can be no assurance that a Portfolio's investment objective will be achieved.

TOTAL RETURN BOND PORTFOLIO ("BOND PORTFOLIO")

The Bond Portfolio's investment objective is to maximize total return, consistent with preservation of capital.

The Bond Portfolio invests at least 65% of the value of its total assets (except when maintaining a temporary defensive position) in bonds (which it defines as bonds, debentures and other fixed-income securities). The Portfolio is permitted to invest in a broad range of investment grade, U.S. dollar denominated fixed-income securities and securities with debt-like characteristics (e.g., bearing interest or having stated principal) of domestic and foreign issuers. These debt securities include bonds, debentures, notes, money market instruments (including foreign bank obligations, such as time deposits, certificates of deposit and bankers' acceptances, commercial paper and other short-term corporate debt obligations, and repurchase agreements), mortgage-related securities (including interest-only and principal-only stripped mortgage-backed securities), asset-backed securities, municipal obligations and convertible debt obligations. The issuers may include domestic and foreign corporations, partnerships or trusts, and governments or their political subdivisions, agencies or instrumentalities. Under normal market conditions, the Portfolio seeks to provide performance results that equal or exceed the Salomon Brothers BIG Bond Index, which is a market-capitalization weighted index that includes U.S. Treasury, Government-sponsored, mortgage and investment grade fixed-rate corporate fixed-income securities with a maturity of one year or longer and a minimum of $50 million amount outstanding at the time of inclusion in the Salomon Brothers BIG Bond Index. As of March 31, 1998, the weighted average maturity of securities comprising the Salomon Brothers BIG Bond

Index was approximately eight and 1/2 years and their average duration was approximately four and 1/2 years. Under normal market conditions, the Portfolio invests in a portfolio of securities with a dollar-weighted average maturity ranging from four to 13 years and a duration of not less than 65% of the Salomon Brothers BIG Bond Index and not more than 135% of the Salomon Brothers BIG Bond Index.

As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of five years would be expected to decline 5% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 5% if interest rates fell 1%. The market price of a bond with a duration of 10 years would be expected to increase or decline twice as much as the market price of a bond with a five year duration. Duration measures a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Portfolio, BSAM will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments, coupon flows and other factors which may affect the maturity of the security. This method of computing duration is known as effective duration.

BSAM anticipates actively managing the Portfolio's assets in response to changes in the business cycle. BSAM seeks to identify and respond to phases in the business cycle--simplistically, the expansion, topping out, recession and trough phases--and to invest the Portfolio's assets by shifting among market sectors, maturities and relative credit quality in a way which it believes will achieve the Portfolio's objective in a relatively conservative manner taking into account the volatility and risk associated with investing in a portfolio of relatively longer-term fixed-income securities. While the Portfolio seeks, as part of its investment objective, to preserve capital, investors should recognize that the net asset value per share of the Portfolio should be expected to be more volatile than the net asset value per share of a fund that invested in portfolio securities with a shorter duration.

At least 70% of the value of the Portfolio's net assets must consist of securities which, in the case of bonds and other debt instruments, are rated no lower than A by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), Fitch Investors Service, L.P. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") or, if unrated, deemed to be of comparable quality by BSAM. Up to 30% of the value of the Bond Portfolio's net assets may consist of securities which, in the case of bonds and other debt instruments, are rated no lower than Baa by Moody's or BBB by S&P, Fitch and Duff or, if unrated, deemed to be of comparable quality by BSAM. The Bond Portfolio may invest in short-term fixed-income obligations which are rated in the two highest rating categories by Moody's, S&P, Fitch or Duff. See "Risk Factors--Fixed-Income Securities" below, and "Appendix" in the Statement of Additional Information.

HIGH YIELD TOTAL RETURN PORTFOLIO ("HIGH YIELD PORTFOLIO")

The High Yield Portfolio's investment objective is total return through high current income and capital appreciation.

The High Yield Portfolio will invest, under normal circumstances, at least 80% of its total assets in high yield fixed-income securities (as defined below), including domestic and foreign debt securities, convertible securities and preferred stocks. The balance of the Portfolio's assets may be invested in any other securities which BSAM believes are consistent with the Portfolio's objective, including higher-rated fixed-income securities, common stocks and other equity securities. The Portfolio is designed for investors seeking to diversify an all-equity portfolio with securities that offer greater income with capital appreciation potential. The Portfolio is not a market-timing vehicle.

Securities offering the high current yield and capital appreciation potential characteristics that the Portfolio seeks are generally found in rapidly growing companies requiring debt to fund plant expansion plans or pay for acquisitions and large, well-known companies with a high degree of leverage. These securities are also generally rated in the medium to lower categories by recognized rating services. The Portfolio expects to seek high current income by investing at least 80% of its total assets in "high yield fixed-income securities," which for this purpose constitute fixed income securities rated Ba or lower by Moody's Investors Service (Moody's), or BB or lower by Standard & Poor's Ratings Group (Standard & Poor's) or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO), or unrated securities determined by the Adviser to be of comparable quality. Corporate bonds rated Ba or lower by Moody's and BB or lower by Standard & Poor's are considered speculative. The Portfolio may invest up to 10%, and will normally hold no more than 25% (as a result of market movements or downgrades), of its assets in bonds rated below Caa by Moody's or CCC by Standard & Poor's, including bonds in the lowest ratings categories (C for Moody's and D for Standard and Poor's) and unrated bonds of comparable quality. Such securities are highly speculative and may be in default of principal and/or interest payments. A description of corporate bond ratings is contained in the Appendix to this Prospectus.

In selecting a security for investment by the Portfolio, BSAM will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by BSAM. BSAM will consider, among other things, the financial history and condition, the prospects and the management of an issuer in selecting securities for the Portfolio. BSAM will be free to invest in high yield, high risk debt securities of any maturity and duration, and the interest rates on such securities may be fixed or floating.

Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher rated securities. Some of such investments may be non-performing when purchased. See "Risk Factors."

In addition to providing the potential for high current income, high yield securities may provide the potential for capital appreciation. The Portfolio will seek capital appreciation by investing in securities which may be expected by BSAM to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer, which may improve the issuer's financial condition and credit rating, or a combination of both.

As stated above, normally at least 80% of the Portfolio's total assets will be invested in high yield fixed-income securities, including medium- to lower-rated high yield fixed-income securities and unrated securities of comparable quality. The balance of the Portfolio's assets may be invested in any other securities believed by BSAM to be consistent with the Portfolio's investment objective, including higher-rated fixed-income securities, common stocks and other equity securities. When prevailing economic conditions cause a narrowing of the spreads between the yields derived from medium to lower-rated or comparable unrated securities and those derived from higher rated issues, the Portfolio may invest in higher-rated fixed-income securities that provide similar yields but have less risk. Generally, the Portfolio's average weighted maturity will range from three to twelve years.

EMERGING MARKETS DEBT PORTFOLIO ("DEBT PORTFOLIO")

The Debt Portfolio's investment objective is to provide investors with high current income by investing primarily in Debt Obligations of issuers located in "Emerging Countries". The Portfolio's secondary objective is to provide investors with capital appreciation.

The Debt Portfolio considers "Debt Obligations" to include fixed or floating rate bonds, notes, debentures, commercial paper, loans, Brady bonds, convertible securities, and other debt securities issued or guaranteed by governments, agencies or instrumentalities, central banks, commercial banks or private issuers, including repurchase agreements with respect to obligations of governments or central banks. The Portfolio considers "Emerging Countries" to include any country that is generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation or the United Nations and its authorities. The countries that will not be considered Emerging Countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, United Kingdom, and United States. The Portfolio primarily invests in a combination of (a) high-yield dollar-denominated instruments and (b) local currency instruments in Emerging Countries where the relationship between interest rates and anticipated foreign exchange movements relative to the U.S. dollar is expected to result in a high dollar rate of return. Although the Portfolio's primary investment objective is current income, the Portfolio also intends to take advantage of opportunities to realize capital appreciation from its investments when such opportunities arise. Investing in local currency and dollar-denominated medium and long term debt in Emerging Countries offers the potential for capital appreciation due to interest rate and currency exchange fluctuations and improving credit quality. No assurance can be given that the Debt Portfolio's investment objective will be achieved.

The Portfolio may invest at least 80% of its total assets in Debt Obligations of issuers in Emerging Countries. The Portfolio intends to focus its investments in countries in Asia, Eastern Europe, Latin America and Africa. The Portfolio may invest up to 20% of its total assets in Debt Obligations of issuers that are not considered to be issuers in Emerging Countries.

The Portfolio may invest at least 30% of its total assets in Debt Obligations of issuers in Latin America. The Portfolio considers "Latin America" to include the following countries: Argentina, Bolivia, Brazil, Chile, Colombia, Costa Rica, Dominican Republic, Ecuador, Guatemala, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Uruguay and Venezuela.

At least 70% of the Portfolio's total assets is invested in U.S. dollar denominated instruments. Up to 30% of the Portfolio's assets may be invested in Debt Obligations denominated in local currencies provided that no more than 20% of the Portfolio's assets are expected to be invested in Debt Obligations denominated in the currency of any one country. To the extent the Portfolio invests in non-dollar denominated securities, the Portfolio will be subject to risks relating to fluctuations in currency exchange rates and the possible imposition of exchange control regulations (e.g., currency blockage) or other foreign or U.S. laws or restrictions applicable to such investments. See "Risk Factors."

Under normal circumstances, the Portfolio invests at least 70% of its total assets in Debt Obligations of issuers in at least three Emerging Countries. The Debt Portfolio may not invest more than 40% of its assets in Debt Obligations of issuers located in any one country. Investing the Portfolio's assets in securities of issuers located in Emerging Countries will subject the Portfolio to the risks of adverse social, political or economic events which may occur in such foreign countries. See "Risk Factors." When BSAM believes unusual circumstances warrant a defensive posture, the Portfolio temporarily may invest up to all of its assets in cash (U.S. dollars) or U.S. Government securities.

The Portfolio considers an issuer to be located in an Emerging Country if (i) the issuer derives 50% or more of its total revenues from either goods produced, sales made or services performed in Emerging Countries, or (ii) the issuer is organized under the laws of, and with a principal office in, an Emerging Country.

BSAM may invest in Debt Obligations that it determines to be suitable investments for the Portfolio notwithstanding any credit ratings that may be assigned to such securities. At any one time substantially all of the Portfolio's assets may be invested in Debt Obligations that are unrated or below investment grade. The Portfolio will purchase non-performing securities and some of these securities may be comparable to securities rated as low as D by Standard & Poor's or C by Moody's Investors Service, Inc. ("Moody's") (the lowest credit ratings of such agencies). A substantial portion of the Portfolio's holdings of Debt Obligations are expected to trade at substantial discounts from face value. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. The ratings do not necessarily reflect the current or future composition of the Portfolio. A description of the ratings of the various securities in which the Portfolio may invest appears in Appendix A to this Prospectus.

Debt Obligations in which the Portfolio may invest may have stated maturities ranging from overnight to 30 years and may have floating or fixed interest rates. The average maturity of the Portfolio's investments will vary based upon BSAM's assessment of economic and market conditions. Because the Portfolio intends to hold fixed-rate instruments, some of which may have long maturities, the value of the securities held by the Portfolio, and thus the net asset value of its shares generally will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a debt or other fixed income security was purchased, such security, if sold, might be sold at a price less than its cost. Conversely, if interest rates have declined from the time such a security was purchased, such security, if sold, might be sold at a price greater than its cost.

Debt markets in Emerging Countries presently consist of a wide variety of instruments issued by developing countries, related institutions and companies. The Portfolio intends to invest in two broad classes of securities: dollar denominated instruments traded in secondary markets outside of the Emerging Countries which have issued the securities, and non-dollar denominated securities (as defined herein) which are traded in the country of issue and/or in secondary markets.

A substantial portion of the dollar denominated Debt Obligations in which the Debt Portfolio intends to invest had its origin in syndicated bank loans made during the 1970s and early 1980s. As a consequence of the substantial volatility in commodity prices, and the dramatic increase in interest rates in the early 1980s, many Emerging Countries defaulted on these loans. Much of the debt owed by governments to commercial banks was subsequently restructured, involving the exchange of outstanding bank indebtedness for Brady bonds (as described below). Brady bonds, remaining outstanding bank loans and a relatively small but growing number of newly issued government, agency and corporate bond issues make up the large and growing debt market in Emerging Countries. The investment vehicles which BSAM is expected to acquire or utilize on behalf of the Debt Portfolio are described below.

The Debt Portfolio is designed to be actively managed. The Portfolio will attempt to maximize returns by adjusting the portfolio in response to numerous factors affecting Debt Obligations, including political and economic developments, changing credit quality, interest rates, currency exchange rates, and other factors. Because the Portfolio can purchase floating rate securities and securities with short to intermediate term maturities, BSAM can adjust the Portfolio's holdings in an effort to maximize returns in almost any interest rate environment. In addition, the Portfolio's ability to invest in securities with any maturities of up to thirty years allows BSAM to adjust the Portfolio's investments as interest rates change to take advantage of the most attractive segments of the yield curve.

                             Investment Techniques

Each Portfolio may engage in various investment techniques as described below.

FIXED-INCOME SECURITIES (ALL PORTFOLIOS)

Each Portfolio invests primarily in fixed-income securities. Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities typically are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized. Certain securities purchased by a Portfolio, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a security purchased by a Portfolio has been adversely changed, a Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security. Holding such securities that have been downgraded below investment grade can subject a Portfolio to additional risk. Certain securities purchased by a Portfolio, such as those rated Baa by Moody's or BBB by S&P, Fitch or Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Debt securities which are rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Debt securities rated BBB by S&P are regarded as having adequate capacity to pay interest and repay principal, and while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt securities in this category than in higher rated categories. Fitch considers the obligor's ability to pay interest and repay principal on debt securities rated BBB to be adequate; adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these debt securities and, therefore, impair timely payment. Debt securities rated BBB by Duff are considered to have below average protection factors but still considered sufficient for prudent investment.

FOREIGN SECURITIES (ALL PORTFOLIOS)

Each Portfolio may invest in securities of foreign issuers. When a Portfolio invests in foreign securities, they may be denominated in foreign currencies. Thus, a Portfolio's net asset value will be affected by changes in exchange rates. (See "Risk Factors".) Under normal conditions, the High Yield Portfolio will not invest more than 25% of its total assets in foreign securities.

CONVERTIBLE SECURITIES (ALL PORTFOLIOS)

Each Portfolio may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as
(1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases. Convertible debt securities have characteristics of both fixed income and equity instruments.

No Portfolio has the current intention of converting any convertible securities it may own into equity securities or holding them as an equity investment upon conversion, although it may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Under normal conditions, the High Yield Portfolio and the Debt Portfolio will not invest more than 10% of their total assets, respectively, in convertible securities.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DISCOUNT OBLIGATIONS (ALL PORTFOLIOS)

Each Portfolio may invest in zero coupon securities and pay-in-kind bonds. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Each Portfolio also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. The Portfolios will only purchase pay-in-kind bonds that pay all or a portion of their interest in the form of debt securities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities; the value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. Under current federal income tax law, the Portfolios are required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Portfolios will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Portfolios may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements. Under normal conditions, the High Yield Portfolio will not invest more than 25% of its total assets in zero coupon securities, pay-in-kind bonds or discount obligations.

NON-DOLLAR DENOMINATED SECURITIES (HIGH YIELD AND DEBT PORTFOLIOS)

The High Yield and Debt Portfolios may invest in non-dollar denominated securities. Investments in non-dollar denominated securities will include fixed and/or floating rate instruments, including discount notes, commercial paper, debentures and other debt securities issued by public or private sector entities. Such investments may also include debt securities which are payable in local currency in amounts calculated with reference to the U.S. dollar. A Portfolio will invest in short term or floating rate non-dollar denominated securities when BSAM believes that the relationship between local interest rates, inflation and currency exchange rates will result in a high dollar return.

The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time. In addition, the performance of non-dollar denominated securities will depend on, among other things, the strength of the foreign currency against the U.S. dollar. Appreciation in the value of the foreign currency generally can be expected to increase, and declines in the value of foreign currencies relative to the U.S. dollar will depress, the value of a Portfolio's non-dollar denominated securities. Currently, because of high inflation and other factors, the currencies of the countries in which the Debt Portfolio intends to invest are generally expected to depreciate against the U.S. dollar. However, to the extent that local interest rates in such countries exceed the rate of currency devaluation, the potential for attractive returns in dollars exists. BSAM evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data, but will not generally be involved in active currency forecasting. The Portfolios may or may not hedge or cross hedge its foreign currency exposure. The High Yield Portfolio may invest up to 25% of its total assets in non-dollar denominated securities. The Debt Portfolio may invest up to 30% of its total assets in non-dollar denominated securities provided that no more than 20% of its assets are expected to be invested in Debt Obligations denominated in the currency of any one country.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS (ALL PORTFOLIOS)

Each Portfolio may purchase securities on a when-issued basis. When-issued transactions arise when securities are purchased by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. Each Portfolio may also purchase securities on a forward commitment basis. In a forward commitment transaction, the Portfolio contracts to purchase securities for a fixed price at a future date beyond customary settlement time. Each Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. Although a Portfolio would generally purchase securities on a when-issued forward commitment basis with the intention of actually acquiring securities for its portfolio, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if BSAM deems it appropriate to do so.

The issuance of some of the securities in which the Debt Portfolio may invest depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring ("when, as and if issued securities"). As a result, the period from the trade date to the issuance date may be considerably longer than a typical when-issued trade. Each when-issued transaction specifies a date upon which the commitment to enter into the relevant transaction will terminate if the securities have not been issued on or before such date. In some cases, however, the securities may be issued prior to such termination date, but may not be deliverable until a period of time thereafter. If the anticipated event does not occur and the securities are not issued, the Debt Portfolio would be entitled to receive any funds committed for the purchase, but the Portfolio may have foregone investment opportunities during the term of the commitment.

The High Yield Portfolio may not invest more than 33 1/3% of its total assets in when-issued securities and forward commitments. There is no overall limit on the percentage of the Debt Portfolio's assets which may be committed to the purchase of securities on a when-issued basis; however, the Debt Portfolio may only invest a maximum of 15% of its assets in when, as and if issued securities. An increase in the percentage of the Debt Portfolio's assets committed to such purchase of securities on a when-issued basis may increase the volatility of its net asset value.

Each Portfolio will hold and maintain in a segregated account until the settlement date liquid assets in an amount sufficient to meet the purchase price to the extent required by the 1940 Act. The purchase of securities on a when-issued forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

BORROWING AND LEVERAGE (ALL PORTFOLIOS)

The Debt Portfolio may, solely for temporary or emergency purposes, borrow in an amount up to 15% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing. The Bond Portfolio and the High Yield Portfolio may borrow money to the extent permitted under the 1940 Act. However, the Bond Portfolio currently intends to borrow money only for temporary or emergency purposes, in an amount up to 15% of the value of its total assets. A Portfolio may not purchase securities when borrowings exceed 5% of its total assets. If market fluctuations in the value of the Debt Portfolio's portfolio holdings or other factors cause the ratio of the Portfolio's total assets to outstanding borrowings to fall below 300%, within three days of any such event the Debt Portfolio may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. Borrowings may be utilized to meet share redemptions of the Debt Portfolio or to pay dividends and distributions to Shareholders of the Portfolio, in instances where the Debt Portfolio does not desire to liquidate its portfolio holdings. The Debt Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

Borrowings create leverage, a speculative factor. To the extent the income derived from the assets obtained with borrowed funds exceeds the interest and other expenses that a Portfolio will have to pay, the Portfolio's net income will be greater than if borrowing were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Portfolio will be less than if borrowing were not used, and therefore the amount available for distribution to Shareholders as dividends will be reduced.

RESTRICTED AND ILLIQUID SECURITIES (ALL PORTFOLIOS)

Each Portfolio may purchase securities that are not registered or are offered in an exempt non-public offering ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"), including securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. Each Portfolio will not invest more than 15% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities that are not eligible for sale under Rule 144A. Restricted securities eligible for sale under Rule 144A are also subject to this 15% limitation, unless the Board of Trustees (or BSAM pursuant to a delegated authority) determines, based upon a continuing review of the trading markets for the specific restricted securities sold under Rule 144A, that such restricted securities are liquid. The Board of Trustees has adopted guidelines and delegated to BSAM the function of determining and monitoring the liquidity of Rule 144A securities, although the Board of Trustees retains ultimate responsibility for any determination regarding whether a liquid market exists for Rule 144A securities. The liquidity of Rule 144A securities will be monitored by BSAM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the respective Portfolio's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Portfolio does not exceed its applicable percentage limitation for investments in illiquid securities. In reaching liquidity decisions, BSAM may consider, inter alia, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Investing in Rule 144A securities could have the effect of increasing the level of portfolio illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

HEDGING AND RETURN ENHANCEMENT STRATEGIES (ALL PORTFOLIOS)

The Portfolios may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to attempt to enhance return. These strategies currently include futures contracts and related options (including interest rate futures contracts and options thereon), options on securities, financial indices and currencies, and forward currency exchange contracts. The Portfolios' ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Portfolio Securities" in the Statement of Additional Information for The Bear Stearns Funds and "Investment Practices" in the Statement of Additional Information for the Bear Stearns Investment Trust. New financial products and risk management techniques continue to be developed and the Portfolios may use these new investments and techniques to the extent consistent with their investment objective and policies.

No Portfolio will purchase or sell futures contracts or related options, or options on stock indices, if immediately thereafter the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options exceeds 5% of the Portfolio's total assets. This restriction does not apply to the purchase and sale of futures contracts and related options made for "bona fide hedging purposes."

OPTIONS ON SECURITIES, INDICES AND FOREIGN CURRENCIES (ALL PORTFOLIOS)

In certain circumstances, each Portfolio may engage in options transactions, such as purchasing put or call options or writing (selling) covered put and call options on securities, indices and foreign currencies. Each Portfolio may purchase call options to gain market exposure in a particular sector while limiting downside risk. Each Portfolio may purchase put options in order to hedge against an anticipated loss in value of Portfolio securities. The principal reason for writing covered call options (which are call options with respect to which a Portfolio owns the underlying security or securities) is to realize, through the receipt of premiums, a greater return than would be realized on each Portfolio's securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. A Portfolio may not invest more than 5% of its assets, represented by the premium paid, in the purchase of call and put options. A Portfolio may not write covered call or put option contracts in an amount exceeding 20% of its net assets at the time such option contracts are written. (See "Risk Factors" and the Statements of Additional Information for additional risk factors).

FUTURES AND OPTIONS ON FUTURES (ALL PORTFOLIOS)

Each Portfolio may buy and sell futures contracts and related options on securities indices and related interest rates for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities and instruments may decline or to establish a position in the futures or options market as a temporary substitute for purchasing individual securities or instruments. It may do so in an attempt to enhance its income or return by purchasing and selling call and put options on futures contracts on financial indices or securities. It also may use interest rate futures to try to manage its exposure to changing interest rates. Investments in futures and options on futures involve certain risks. (See "Risk Factors" and the Statement of Additional Information.)

LENDING OF PORTFOLIO SECURITIES (ALL PORTFOLIOS)

Each Portfolio may, in seeking to increase its income, lend securities in its portfolio to securities firms and financial institutions deemed creditworthy by BSAM. Securities loans are made to broker-dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short term Government securities, bank letters of credit or such other collateral as may be permitted under a Portfolio's investment program and by regulatory agencies and approved by the Board of Trustees. While the securities loan is outstanding, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Portfolio has a right to call each loan and obtain the securities on five business days' notice. The risks in lending securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The creditworthiness of firms to which a Portfolio lends its portfolio securities will be monitored on an ongoing basis by BSAM pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees. The Bond Portfolio and the Debt Portfolio may each lend up to 33 1/3% of its total assets. The High Yield Portfolio may lend up to 30% of its total assets. The Bond and High Yield Portfolios have appointed Custodial Trust Company (CTC), an affiliate of BSAM, as securities lending agent. CTC receives a fee for these services.

REPURCHASE AGREEMENTS (ALL PORTFOLIOS)

Each Portfolio may enter into repurchase agreements, which may be viewed as a type of secured lending by the Portfolio, and which typically involves the acquisition by the Portfolio of debt securities from a selling financial institution, such as a bank, savings and loan association or broker-dealer. In a repurchase agreement, the Portfolio purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. The principal risk is that, if the seller defaults, the Portfolio might suffer a loss to the extent the proceeds from the sale of the underlying securities and other collateral held by the Portfolio in connection with the related repurchase agreement are less than the repurchase price. Repurchase agreements maturing in more than seven days are considered by the Portfolios to be illiquid.

SHORT SALES (ALL PORTFOLIOS)

Each Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete the transaction, a Portfolio will borrow the security to make delivery to the buyer. A Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, a Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, a Portfolio may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until a Portfolio replaces the borrowed security, it will (a) maintain in a segregated account cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and will not be less than the market value of the security at the time it was sold short or (b) otherwise cover its short position through a short sale "against-the-box," which is a short sale in which the Portfolio owns an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. There are certain tax implications associated with this strategy. See "Dividends, Distributions and Taxes."

A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium, dividends or interest paid in connection with the short sale. Under normal conditions, a Portfolio will not engage in short sales to the extent that the Portfolio would be required to segregate with its Custodian, or deposit as collateral to replace borrowed securities, more than 25% of its net assets. The Debt Portfolio may not make short sales of securities, except short sales against the box.

BRADY BONDS (DEBT PORTFOLIO)

"Brady bonds" are debt securities issued in an exchange of outstanding commercial bank loans to public and private entities in Emerging Countries in connection with sovereign debt restructurings, under a plan, introduced by former U.S. Secretary of the Treasury Nicholas F. Brady, known as the Brady Plan. Agreements implemented under the Brady Plan are designed to reduce the debt service burden of heavily indebted nations, in exchange for various forms of credit enhancement coupled with economic policy reforms designed to improve the debtor country's ability to service its external obligations. The Brady Plan only sets forth the guiding principles for debt reduction and economic reform, emphasizing that solutions must be negotiated on a case by case basis between debtor nations and their creditors. As a result, the financial packages offered by each country differ.

Debt reduction is generally carried out through the exchange of outstanding commercial bank debt for various types of bonds, which may include (i) bonds issued at 100% of face value of such debt, (ii) bonds issued at a discount to face value of such debt, (iii) bonds offering fixed or floating rates of interest, (iv) bonds bearing a below market rate of interest which increases over time, and (v) bonds issued in exchange for the advancement of new money by existing lenders. Credit enhancement may take the form of collateralizing the principal with U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such bonds. Collateral purchases are financed by the International Monetary Fund ("IMF"), the World Bank and the debtor nation's reserves. In addition, the first two or three interest payments on certain types of Brady bonds may be collateralized by cash or securities agreed upon by creditors.

As a pre-condition to issuing Brady bonds, debtor nations are generally required to agree to the implementation of certain domestic monetary and fiscal reform measures with the World Bank or the IMF. Such measures have included the liberalization of trade and foreign investments, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to improve the debtor's ability to service its external obligations and promote its growth and development.

Brady bonds have been issued by a number of Emerging Countries, primarily in Latin America. Several other Emerging Countries are currently negotiating or have reached agreement with their creditors in sovereign debt restructuring that will result in the issuance of Brady bonds. For purposes of applicable tax and 1940 Act rules and regulations, Brady bonds are not considered U.S. Government securities.

The Debt Portfolio may invest in either collateralized or uncollateralized Brady bonds. Brady bonds are issued in various currencies (primarily U.S. dollars) and are actively traded in the over-the-counter ("OTC") secondary market for debt of Emerging Country issuers. Because of the large size of most Brady bond issues, Brady bonds are generally highly liquid instruments. Brady bonds may be collateralized or uncollateralized, may carry floating or fixed rates of interest, and may have maturities of up to 30 years. The most common are 30-year collateralized fixed-rate "par bonds" and floating-rate "discount bonds," which are collateralized as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds, and carry at least one year's rolling interest-rate guarantee in the form of cash or marketable securities.

Investors should recognize that Brady bonds have been issued only recently, and accordingly they do not have a long payment history. There can be no assurance that the Brady bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings. For a discussion of the risks involved in investing in Brady bonds, see "Risk Factors--Sovereign Debt."

INDEXED SECURITIES (DEBT PORTFOLIO)

The Debt Portfolio may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically, provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instruments to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

INVESTMENT IN OTHER FUNDS (BOND AND DEBT PORTFOLIOS)

In accordance with the 1940 Act, the Bond and the Debt Portfolios may each invest a maximum of up to 10% of the value of its total assets in securities of other investment companies, and each Portfolio may own up to 3% of the total outstanding voting stock of any one investment company. In addition, up to 5% of each Portfolio's total assets may be invested in the securities of any one investment company. The Debt Portfolio may invest in both investment companies that are registered under the 1940 Act as well as those that are not required to be so registered. Investment in other investment companies or vehicles may be the sole or most practical means by which the Debt Portfolio can participate in certain securities markets. Such investment may involve the payment of substantial premiums above the value of such issuers' portfolio securities, and is subject to limitations under the 1940 Act and market availability. There can be no assurance that vehicles or funds for investing in certain Emerging Countries will be available for investment, particularly in the early stages of the Portfolio's operations. In addition, special tax considerations may apply. The Portfolio does not intend to invest in such vehicles or funds unless, in the judgment of BSAM, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As an investor in an investment company, each Portfolio would bear its ratable share of that investment company's expenses, including its administrative and advisory fees. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses; however, BSAM has agreed to waive its fees to the extent necessary to comply with state securities laws. In addition, BSAM has agreed to waive its fees to the extent necessary to retain its current expense cap.

LOANS (HIGH YIELD AND DEBT PORTFOLIOS)

The High Yield and the Debt Portfolios may each invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of a Portfolio's investments in Loans in emerging markets is expected to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in a Portfolio having a contractual relationship only with the Lender, not with the borrower government. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if the Lender positioned between the Portfolio and the borrower is determined by BSAM to be creditworthy. Creditworthiness will be judged based on the same credit analysis performed by BSAM when purchasing marketable securities. When a Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against a borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

A Portfolio may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to those securities for purposes of valuing the Portfolio and calculating its net asset value. Under normal conditions, the High Yield Portfolio will not invest more than 15% of its total assets in Loans and the Debt Portfolio will not invest more than 20% of its total assets in Loans.

MORTGAGE-RELATED SECURITIES (HIGH YIELD AND BOND PORTFOLIOS)

The High Yield and Bond Portfolios may each invest in mortgage-related securities, consistent with their investment objectives, that provide funds for mortgage loans made to residential homeowners. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors by various governmental, government-related and private organizations. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Prepayments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and/or principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool or hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The Portfolios may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, BSAM determines that the securities meet the Portfolios investment criteria. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. Under normal conditions, the High Yield Portfolio will not invest more than 20% of its total assets in mortgage-related securities.

EQUITY SECURITIES (HIGH YIELD PORTFOLIO)

In seeking to meet its objective, the High Yield Portfolio may invest in "equity" securities, including distressed securities, as described below. These securities include foreign and domestic common stocks or preferred stocks, rights and warrants and debt securities or preferred stock which are convertible or exchangeable for common stock or preferred stock. To the extent the Portfolio invests in equity securities, there may be a diminution in the Portfolio's overall yield. See "Distressed Securities" below. Under normal conditions, the High Yield Portfolio will not invest more than 20% of its total assets in equity securities.

DISTRESSED SECURITIES (HIGH YIELD PORTFOLIO)

The High Yield Portfolio may invest in debt or equity securities of financially troubled or bankrupt companies (financially troubled issuers) and in debt or equity securities of companies, that in the view of the Adviser are currently undervalued, out of favor or price depressed relative to their long-term potential for growth and income (operationally troubled issuers) (collectively, "distressed securities"). Investment in distressed securities involves certain risks. See "Risk Factors." Under normal conditions, the Portfolio will not invest more than 20% of its total assets in distressed securities.

ASSET-BACKED SECURITIES (BOND AND HIGH YIELD PORTFOLIOS)

The Bond and High Yield Portfolios may invest in asset-backed securities, which are a form of derivative securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The High Yield Portfolio currently intends to invest no more than 5% of its assets in asset-backed securities.

MUNICIPAL OBLIGATIONS (BOND AND HIGH YIELD PORTFOLIOS)

Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivision, agencies and instrumentalities, multistate agencies or authorities. While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality certain issues of municipal obligations, both taxable and non-taxable, offer yields comparable and, in some cases, greater than the yields available on other permissible investments. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Dividends received by shareholders which are attributable to interest income received by a Portfolio from municipal obligations generally will be subject to federal income tax. Municipal obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. The Bond Portfolio currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval. The High Yield Portfolio currently intends to invest no more than 5% of its assets in municipal obligations.

TEMPORARY STRATEGIES (ALL PORTFOLIOS)

Each Portfolio retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with a Portfolio's investment objectives, BSAM may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, a Portfolio temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality fixed-income securities or money market instruments of U.S. or foreign issuers, and most or all of the Portfolio's investments may be made in the United States and denominated in U.S. dollars.

In addition, pending investment of proceeds from new sales of a Portfolio shares or to meet ordinary daily cash needs, a Portfolio temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments (See Appendix B).

SIMULTANEOUS INVESTMENTS (ALL PORTFOLIOS)

Investment decisions for each Portfolio are made independently from those of other investment companies or accounts advised by BSAM. However, if such other investment companies or accounts are prepared to invest in, or desire to dispose of, securities of the type in which a Portfolio invests at the same time as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by the Portfolio.

MISCELLANEOUS TECHNIQUES (HIGH YIELD AND DEBT PORTFOLIOS)

in addition to the techniques and investments described above, the High Yield Portfolio may invest in trade claims, depository receipts and depository shares, and may engage in forward foreign currency exchange contracts, currency swaps, mortgage swaps, index swaps and interest rate swaps, caps, floors and collars and reverse repurchase agreements. The Debt Portfolio may engage in forward foreign currency exchange contracts, interest rate swaps, proxy hedging, cross hedging, settlement hedging, transaction hedging, position hedging and other strategies.

PORTFOLIO TURNOVER

The Portfolios will not trade in securities with the intention of generating short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. Because high yield markets can be especially volatile, securities of emerging market countries may at times be held only briefly. Under normal conditions, the portfolio turnover rates for the Bond Portfolio, High Yield Portfolio and Debt Portfolio generally will not exceed 250%, 150% and 150%, respectively, in any one year. However, the portfolio turnover rates may exceed this rate when BSAM believes the anticipated benefits of short-term investments outweigh any increase in transaction costs or increase in short-term gains. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income.

CERTAIN FUNDAMENTAL POLICIES

Each Portfolio may: (i) borrow money to the extent permitted under the 1940 Act; and (ii) invest up to 25% of the value of its total assets in the securities of issuers in a single industry, provided that there is no such limitation on investments in securities issued or guaranteed by the U.S. Government, its agencies or sponsored enterprises. Each of the Bond Portfolio and the High Yield Portfolio may also (iii) invest up to 5% of the value of its total assets in the obligations of any issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, its agencies or sponsored enterprises may be purchased, without regard to any such limitation. This paragraph describes certain fundamental policies that cannot be changed as to a Portfolio without approval by the holders of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting shares.

See "Investment Objectives and Management Policies--Investment Restrictions" in the relevant Portfolio's Statement of Additional Information.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES

Each Portfolio may (i) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (ii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. In addition, the Debt Portfolio may purchase securities of any company having less than three years' continuous operation (including operations of any predecessors) if such purchase does not cause the value of Debt Portfolio's investments in all such companies to exceed 10%, of the value of its total assets. See "Investment Objectives and Management Policies--Investment Restrictions" in the Bear Stearns Funds' Statement of Additional Information and "Investment Objective and Policies" in The Bear Stearns Investment Trust's Statement of Additional Information.

                                 Risk Factors

No investment is free from risk. Investing in a Portfolio will subject investors to certain risks which should be considered. The following risks apply to each Portfolio to the extent that it engages in the investment practices set forth below.

NET ASSET VALUE FLUCTUATIONS
No Portfolio's net asset value per share is fixed and should be expected to fluctuate. Investors should purchase Portfolio shares only as a supplement to an overall investment program and only if investors are willing to undertake the risks involved.

FIXED-INCOME SECURITIES
Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities typically are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized. Certain securities that may be purchased by the Portfolios, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a security purchased by a Portfolio has been adversely changed, the Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security. Holding such securities that have been downgraded below investment grade can subject a Portfolio to additional risk. Certain securities purchased by a Portfolio, such as those rated Baa by Moody's or BBB by S&P, Fitch or Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Debt securities which are rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Debt securities rated BBB by S&P are regarded as having adequate capacity to pay interest and repay principal, and while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt securities in this category than in higher rated categories. Fitch considers the obligor's ability to pay interest and repay principal on debt securities rated BBB to be adequate; adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these debt securities and, therefore, impair timely payment. Debt securities rated BBB by Duff are considered to have below average protection factors but still considered sufficient for prudent investment.

No assurance can be given as to the liquidity of the market for certain mortgage-backed securities, such as collateralized mortgage obligations and stripped mortgage-backed securities. Determination as to the liquidity of interest-only and principal-only fixed mortgage-backed securities issued by the U.S. Government or its agencies and instrumentalities will be made in accordance with guidelines established by the Funds' Board of Trustees. In accordance with such guidelines, BSAM will monitor investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

FOREIGN SECURITIES
Foreign securities involve certain risks, which should be considered carefully by an investor in the Portfolios. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company or government than about a domestic company or the U.S. Government. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment. In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. These investments, however, may be less liquid than the securities of U.S. corporations. In the event of default of any such foreign debt obligations, it may be more difficult for a Portfolio to obtain or enforce a judgement against the issuers of such securities.

Investing in the securities markets of developing countries involves exposure to economies that are generally less diverse and mature and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities may be greater with respect to investments in developing countries and are certainly greater with respect to investments in the securities of financially and operationally troubled issuers.

Additional costs could be incurred in connection with a Portfolio's international investment activities. Foreign brokerage commissions are generally higher than United States brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversion between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Portfolio's securities denominated in that currency. Such changes also will affect the Portfolio's income and distributions to shareholders. In addition, although the Portfolio will receive income in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Portfolio's income has been accrued and translated into U.S. dollars, the Portfolio could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Portfolio is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

Each Portfolio may, but need not, enter into forward foreign currency exchange contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Portfolio; and protecting the U.S. dollar value of such securities which are held by the Portfolio.

RISK OF HEDGING AND RETURN ENHANCEMENT STRATEGIES
Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Portfolio would not be subject absent the use of these strategies. The Portfolios, and thus the investors, may lose money through any unsuccessful use of these strategies. If BSAM's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on BSAM's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to pursue these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a portfolio security at a disadvantageous time, due to the need for the Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions. See "Dividends, Distributions and Taxes" in The Bear Stearns Funds' Statement of Additional Information and "Investment Objective and Policies" in the Bear Stearns Investment Trust's Statement of Additional Information.

The Portfolios will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Portfolios will generally purchase OTC options only if BSAM believes that the other party to options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge its portfolio. There is also the risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or related option.

HIGH YIELD SECURITIES
GENERAL. The High Yield and Debt Portfolios may invest all or substantially all of their assets in high yield, high risk debt securities, commonly referred to as "junk bonds." Securities rated below investment grade and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher-rated securities. However, securities rated below investment grade also involve greater risks than higher-rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which a Portfolio may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or D&P (i.e., rated C by Moody's or CCC or lower by S&P or D&P). Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these lower- and lowest-rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Portfolio with a commensurate effect on the value of its respective shares. Therefore, an investment in a Portfolio should not be considered as a complete investment program for all investors.

The secondary markets for high yield, high risk corporate and sovereign debt securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield, high risk debt securities are characterized by relatively few market makers, and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield, high risk debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Portfolio's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Portfolio is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Funds' Board of Trustees to value the Portfolio's securities and the Funds' Trustees may have to use a greater degree of judgment in making such valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect a Portfolio's ability to sell securities at their fair value. In addition, each Portfolio may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield, high risk debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in a Portfolio may become illiquid and the proportion of the Portfolio's assets invested in illiquid securities may increase.

The ratings of fixed-income securities by Moody's, S&P and D&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A to this Prospectus for a description of such ratings.

CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their Debt Obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Many fixed-income securities, including certain U.S. corporate fixed-income securities in which the Portfolios may invest, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, a Portfolio may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Portfolio.

SOVEREIGN DEBT SECURITIES. Investing in sovereign debt securities will expose a Portfolio to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Portfolio may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

As a result, a governmental obligor may default on its obligations. If such a default occurs, a Portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign Debt Obligations in the event of default under their commercial bank loan agreements.

DISTRESSED SECURITIES
Distressed securities involve a high degree of credit and market risk and may be subject to greater price volatility than other securities in which the Portfolio invests.

Although a Portfolio will invest in select companies which in the view of BSAM have the potential over the long term for capital growth, there can be no assurance that such financially or operationally troubled companies can be successfully transformed into profitable operating companies. There is a possibility that the Portfolio may incur substantial or total losses on its investments. During an economic downturn or recession, securities of financially troubled issuers are more likely to go into default than securities of other issuers. In addition, it may be difficult to obtain information about financially and operationally troubled issuers.

Securities of financially troubled issuers are less liquid and more volatile than securities of companies not experiencing financial difficulties. The market prices of such securities are subject to erratic and abrupt market movements and the spread between bid and asked prices may be greater than normally expected. In addition, it is anticipated that many of such portfolio investments may not be widely traded and that the Portfolio's position in such securities may be substantially relative to the market for such securities. As a result, the Portfolio may experience delays and incur losses and other costs in connection with the sale of its portfolio securities.

Distressed securities which a Portfolio may purchase may also include securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings. To the extent the Portfolio invests in such securities, it may have a more active participation in the affairs of issuers than is generally assumed by an investor. This may subject the Portfolio to litigation risks or prevent the Debt Portfolio from disposing of securities. In a bankruptcy or other proceeding, the Portfolio as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of the creditors. See "Investment Objective and Management Policies--Portfolio Securities--Bankruptcy and Other Proceedings--Litigation Risks" in The Bear Stearns Funds' Statement of Additional Information and "Risk Factors and Special Considerations--Investing in Securities Markets of Emerging Countries" in the Bear Stearns Investment Trust's Statement of Additional information.

Of the Debt Portfolio's total net assets as of March 31, 1998, 94.85% consisted of portfolio investments and 5.15% consisted of other assets in excess of liabilities. The percentage of the Portfolio's investments invested in securities rated by S&P and Moody's as of March 31, 1998 are as follows:

-------------------------------------------------------------------------------------------------
                                                                                      PERCENTAGE
                                                                                      OF TOTAL
         S&P                         MOODY'S                                          INVESTMENTS
         RATINGS                     RATINGS                                          RATED*
-------------------------------------------------------------------------------------------------
         BBB                         Baa                                               3.05%
         BB                          B                                                16.31%
         BB                          Ba                                               60.28%
         B                           B                                                15.38%
         NR                          NR                                                4.98%

Based on the weighted average ratings of all investments held during the Portfolio's most recent fiscal period (the fiscal year ended March 31, 1998), the percentage of the Debt Portfolio's total investments in securities rated by S&P or Moody's applicable rating category (AAA, A, BB, or B by S&P or Aaa, A, Ba or B by Moody's) by monthly dollar-weighted average is set forth below. It should be noted that this information reflects the average composition of the Debt Portfolio's assets during the most recent period and is not necessarily representative of the Debt Portfolio's assets as of the end of such period, the current fiscal period or at any time in the future.

--------------------------------------------------------------------------------------------------
                                                                                       PERCENTAGE
                                                                                       OF TOTAL
         S&P                           MOODY'S                                         INVESTMENTS
         RATINGS                       RATINGS                                         RATED*
--------------------------------------------------------------------------------------------------
         BBB                           Baa                                              3.27%
         BB                            B                                               29.50%
         BB                            Ba                                              45.38%
         B                             B                                               16.66%
         NR                            NR                                               5.19%

Of the High Yield Portfolio's total net assets as of March 31, 1998, 110.88% consisted of portfolio investments and -10.88% consisted of liabilities in excess of other assets. The percentage of the High Yield Portfolio's investments invested in securities rated by S&P and Moody's as of March 31, 1998 are as follows:

-------------------------------------------------------------------------------------------------
                                                                                      PERCENTAGE
                                                                                      OF TOTAL
         S&P                         MOODY'S                                          INVESTMENTS
         RATINGS                     RATINGS                                          RATED*
-------------------------------------------------------------------------------------------------
         BB                          B                                                 1.33%
         BB                          Ba                                                0.64%
         B                           Ba                                                0.64%
         B                           B                                                67.55%
         B                           Caa                                              11.25%
         CCC                         B                                                 3.63%
         CCC                         Caa                                               2.55%
         NR                          NR                                               12.41%

Based on the weighted average ratings of all investments held during the High Yield Portfolio's most recent fiscal period (the fiscal year ended March 31, 1998), the percentage of the High Yield Portfolio's total investments in securities rated by S&P or Moody's applicable rating category (AAA, A, BB, or B by S&P or Aaa, A, Ba or B by Moody's) by monthly dollar-weighted average is set forth below. It should be noted that this information reflects the average composition of the High Yield Portfolio's assets during the most recent period and is not necessarily representative of the High Yield Portfolio's assets as of the end of such period, the current fiscal period or at any time in the future.

-------------------------------------------------------------------------------------------------
                                                                                      PERCENTAGE
                                                                                      OF TOTAL
         S&P                         MOODY'S                                          INVESTMENTS
         RATINGS                     RATINGS                                          RATED*
-------------------------------------------------------------------------------------------------
         BB                          B                                                 0.68%
         BB                          Ba                                                0.97%
         B                           Ba                                                1.31%
         B                           B                                                63.27%
         B                           Caa                                              12.45%
         CCC                         B                                                 3.67%
         CCC                         Caa                                               4.31%
         NR                          NR                                               13.34%

------
* Equivalent Unrated-These categories represent the comparable quality of unrated securities as determined by the Adviser. For foreign government obligations not individually rated by an internationally recognized statistical rating organization, the Debt Portfolio assigns a rating based on the rating of the sovereign credit of the issuing government.

Debt Obligations in which the Portfolios may invest may have stated maturities ranging from overnight to 30 years and may have floating or fixed rates. Changes in interest rates generally will cause the value of debt securities held by the Portfolio to vary inversely to changes in prevailing interest rates. A Portfolio's investments in fixed-rate debt securities with longer terms to maturity are subject to greater volatility than the Portfolio's investments in short-term obligations. Brady bonds and other Debt Obligations acquired at a discount are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which are not subject to a discount.

DISCOUNT OBLIGATIONS
The Portfolios expect to invest in both short-term and long-term Debt Obligations purchased at a discount, for example, zero coupon securities. The amount of original issue discount and/or market discount on obligations purchased by a Portfolio may be significant, and accretion of market discount together with original issue discount, will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities. See "Taxation" in the Statement of Additional Information for a discussion of original issue discount and market discount. In order to distribute income realized by a Portfolio and thereby maintain its qualification as a "regulated investment company" under the Code, a Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold, use its cash assets or borrow funds on a temporary basis necessary to declare and pay a distribution to shareholders. Under adverse market conditions, this may result in shareholders receiving a portion of their original purchase price as a taxable dividend and could further negatively impact net asset value.

POLITICAL AND ECONOMIC FACTORS
Investing in Debt Obligations of emerging countries involves risks relating to political and economic developments abroad. The value of a Portfolio's investments will be affected by commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the Emerging Countries in which the Portfolio has invested. In many cases, governments of Emerging Countries continue to exercise a significant degree of control over the economy, and government actions concerning the economy may adversely effect issuers within that country. Government actions relative to the economy, as well as economic developments generally, may also affect a given country's international foreign currency reserves. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of Emerging Country issuers to make payments on their Debt Obligations regardless of their financial condition. In addition, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, or other similar developments which could affect investments in those countries.

While BSAM intends to manage the Portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Portfolio to suffer a loss of interest or principal on any of its holdings. The Portfolio will treat investments of the Portfolio that are subject to repatriation restrictions of more than seven (7) days as illiquid securities.

FOREIGN EXCHANGE RISK
Many of the currencies of Emerging Countries have experienced significant devaluations relative to the dollar, and major adjustments have been made in certain of them at times. To the extent a Portfolio had invested in non-dollar denominated securities, a decline in the value of such currency would reduce the value of certain portfolio securities and the net asset value of the Portfolio. The Debt Portfolio may invest up to 30% of its assets in Debt Obligations denominated in local currencies. In addition, if the exchange rate for the currency in which the Portfolio receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention or failure to intervene by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Portfolio's total assets, adjusted to reflect the Portfolio's net position after giving effect to currency transactions, is denominated in currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

SOVEREIGN DEBT
Investing in Debt Obligations of governmental issuers in Emerging Countries involves economic and political risks. While BSAM intends to manage the Portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Portfolio to suffer a loss of interest or principal on any of its holdings. The governmental entity that controls the servicing of obligations of those issuers may not be willing or able to repay the principal and/or interest when due in accordance with the terms of the obligations. A governmental entity's willingness or ability to repay principal and interest when due in a timely manner may be affected by, among other factors, its cash flow situation, the market value of the debt, the relative size of the debt service burden to the economy as a whole, the governmental entity's dependence on expected disbursements from third parties, the governmental entity's policy toward the IMF and the political constraints to which the governmental entity may be subject. As a result, governmental entities may default on their obligations. Holders of certain Emerging Country Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to their issuers. The interests of holders of Emerging Country Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below.

Sovereign obligors in developing and Emerging Countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the sovereign debt securities in which the Portfolio expects to invest have in the past experienced substantial difficulties in servicing their external Debt Obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady bonds and other foreign sovereign debt securities in which the Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio's holdings.

Sovereign debt issued by issuers in many Emerging Countries generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt may be comparable to securities rated D by S&P or C by Moody's.

INVESTING IN SECURITIES MARKETS OF EMERGING COUNTRIES
Most securities markets in Emerging Countries may have substantially less volume and are subject to less government supervision than U.S. securities markets, and securities of many issuers in Emerging Countries may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is generally less government regulation of securities exchanges, securities dealers, and listed and unlisted companies in Emerging Countries than in the United States.

Markets in Emerging Countries also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Foreign investment in certain Emerging Country Debt Obligations is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain Emerging Country Debt Obligations and increase the costs and expenses of a Portfolio. Certain Emerging Countries require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain Emerging Countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Certain Emerging Countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an Emerging Country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments.

Throughout the last decade many Emerging Countries have experienced and continue to experience high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Increases in inflation could have an adverse affect on a Portfolio's non-dollar denominated securities and on the issuers of debt obligations generally.

In addition, with respect to certain Emerging Countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of a Portfolio, and political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with securities markets in different countries may change independently of each other. The risk also exists that an emergency situation may arise in one or more emerging countries as a result of which trading of securities may cease or may be substantially curtailed and prices for the Portfolio's securities in such markets may not be readily available. The Funds may suspend redemption of Portfolio shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission. Accordingly, if a Portfolio believes that appropriate circumstances exist, it will promptly apply to the Securities and Exchange Commission for a determination that an emergency is present. During the period commencing from a Portfolio's identification of such condition until the date of the Securities and Exchange Commission action, the Portfolio's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

REPORTING STANDARDS
The Debt Obligations of emerging markets countries will not be registered with the Securities and Exchange Commission or subject to U.S. regulatory or reporting requirements. Disclosure requirements in Emerging Countries are generally not as stringent as in the U.S. and there may be less publicly available information about issuers in Emerging Countries than about domestic issuers. Emerging Country issuers are not generally subject to accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers.

INVESTMENT PRACTICES
Certain of the investment practices in which the Portfolios may engage have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent BSAM's views as to certain market movements are incorrect, the risk that the use of such strategies could result in losses greater than if they had not been used. The risks associated with illiquidity are particularly acute in situations in which a Portfolio's operations require cash, such as when the Portfolio redeems for its shares of beneficial interests or pays distributions, and may result in the Portfolio borrowing to meet short-term cash requirements or incurring capital losses on the sale of such investments. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at the price set at the time of the contract. The use of forward foreign currency exchange contracts entails certain risks. The cost to a Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Portfolio enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

Use of put and call options could result in losses to the Portfolios, force the purchase or sale of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio could realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of currency transactions could result in the Portfolio's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. A Portfolio depends upon the reliability and creditworthiness of the counterparty when it enters into OTC currency or securities options or other agreements. Investments in indexed securities offer the potential for an attractive rate of return, but also entail the risk of loss of principal. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Portfolio's position, thereby reducing the Portfolio's net asset value. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. With regards to the Portfolio's use of proxy hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relating to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's proxy hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio assets that are the subject of such proxy-hedges are denominated.

YEAR 2000 RISK
Many of the world's computer systems currently record years in two-digit format. Such computer systems will be unable to properly interpret dates beyond the year 1999, which could lead to business disruptions in the U.S. and internationally (the "Year 2000 Issue").

To ensure that the Portfolios are not negatively impacted by the Year 2000 Issue, BSAM's corporate parent through its relevant subsidiaries or its affiliates commenced in 1996, and have made significant progress on, a coordinated effort to identify and correct any Year 2000 Issues that could potentially arise in internally developed computer systems and to either obtain representations from, or make other inquiries of, those parties who provide computer applications or services that are computer system dependent that BSAM has determined are critical to the Portfolios.

At the present time, BSAM has been informed by its corporate parent that it expects that most of its significant Year 2000 corrections should be tested in production by the end of 1998. Full integration testing of these systems and testing of interfaces with third party providers will continue through 1999. However, there can be no assurance that such schedule will be met or the systems of other companies on which BSAM and the Portfolios are dependent also will be timely converted or that such failure to convert by another company would not have an adverse effect on the Portfolios.

                         Management of the Portfolios

BOARD OF TRUSTEES

The Fund's business affairs are managed under the general supervision of its Board of Trustees. Each Portfolio's Statement of Additional Information contains the name and general business experience of each Trustee.

INVESTMENT ADVISER AND MANAGER

The Portfolios' investment adviser and manager is BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., which is located at 575 Lexington Avenue, New York, New York 10022. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear Stearns, is a leading United States investment banking, securities trading and brokerage firm serving United States and foreign corporations, governments and institutional and individual investors. BSAM is a registered investment adviser and offers, either directly or through affiliates, investment advisory services to open-end and closed-end investment funds and other managed pooled investment vehicles with net assets at June 30, 1998, of $9.8 billion.

BSAM supervises and assists in the overall management of the Portfolios' affairs under an Investment Advisory Agreement between BSAM and the Portfolios, subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law.

BSAM uses a team approach to money management consisting of portfolio managers, assistant portfolio managers and analysts performing as a dynamic unit to manage the assets of each Portfolio.

Under the terms of an Investment Advisory Agreement, BSAM is entitled to receive from the Bond Portfolio and High Yield Portfolio a monthly fee equal to an annual rate of 0.45% and 0.60%, respectively, of each Portfolio's average daily net assets. For the fiscal year ended March 31, 1998, investment advisory fees accrued by the Bond Portfolio and High Yield Bond Portfolio amounted to $91,715 and $28,723, respectively, all of which was waived.

Under the terms of the Investment Management Agreement, the Debt Portfolio pays BSAM a fee computed daily and payable monthly, at an annual rate equal to 1.15% of the Debt Portfolio's average daily net assets up to $50 million, 1.00% of the Debt Portfolio's average daily net assets of more than $50 million but not in excess of $100 million, and 0.70% of the Debt Portfolio's average daily net assets above $100 million. For the fiscal year ended March 31, 1998, investment management fees earned by the Debt Portfolio amounted to $435,752, of which $328,977 was waived.

BSAM has agreed that if, in any fiscal year, the sum of the Debt Portfolio's expenses exceeds the expense limitations applicable to the Debt Portfolio imposed by state securities administrators, BSAM will reimburse the Debt Portfolio its fees under the Investment Management Agreement or make other arrangements to limit Debt Portfolio expenses to the extent required by such expense limitations. From time to time, BSAM may waive receipt of its fees and/or voluntarily assume certain of the Debt Portfolio's expenses, which would have the effect of lowering the Debt Portfolio's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Debt Portfolio will not pay BSAM at a later time for any amounts it may waive, nor will the Debt Portfolio reimburse BSAM for any amounts it may assume until such time as the average net assets of the Debt Portfolio exceed $50 million or the total operating expenses of the Debt Portfolio are less than 1.75%, 2.40% and 2.40% of the Class A shares, Class B and Class C shares, respectively, of the Debt Portfolio. The investment management fees paid by the Debt Portfolio are greater than those paid by most funds, but are believed by BSAM to be appropriate for fees paid by funds with a global investment strategy.

PORTFOLIO MANAGEMENT

BSAM uses a team approach to manage each Portfolio. Each team consists of portfolio managers, assistant portfolio managers and analysts performing as a dynamic unit to manage the assets of each Portfolio.

ADMINISTRATOR

Each Portfolio's administrator is BSFM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., which is located at 245 Park Avenue, New York, New York 10167. BSFM offers administrative services to open-end and closed-end investment funds and other managed pooled investment vehicles with assets at June 30, 1998 of over $3.0 billion.

For providing administrative services to each Portfolio, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.15 (before fee waiver) of 1% of each Portfolio's average daily net assets.

Under the terms of an Administrative Services Agreement with the Funds, PFPC Inc. provides certain administrative services to each Portfolio. For providing these services, PFPC Inc. is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.10 of 1% of the Portfolio's average daily net assets up to $200 million, 0.075 of 1% of the next $200 million, 0.05 of 1% of the next $200 million and 0.03 of 1% of net assets above $600 million, subject to a minimum annual fee of $150,000 for each portfolio.

From time to time, BSFM may waive receipt of its fees and/or voluntarily assume certain Portfolio expenses, which would have the effect of lowering a Portfolio's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. No Portfolio will pay BSFM at a later time for any amounts it may waive, nor will a Portfolio reimburse BSFM for any amounts it may assume. From time to time PFPC Inc. may waive a portion of its fee. PFPC Inc. reserves the right to revoke this voluntary fee waiver at any time.

Brokerage commissions may be paid to Bear Stearns for executing transactions if the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers. The allocation of brokerage transactions also may take into account a broker's sales of each Portfolio's shares. See "Portfolio Transactions" in the Statement of Additional Information.

Bear Stearns has agreed to permit the Funds to use the name "Bear Stearns" or derivatives thereof as part of the Funds' name for as long as the Investment Advisory and Management Agreements are in effect.

DISTRIBUTOR

Bear Stearns, located at 245 Park Avenue, New York, New York 10167, serves as each Portfolio's principal underwriter and distributor of each Portfolio's shares pursuant to an agreement which is renewable annually. Bear Stearns is entitled to receive the sales load described under "How to Buy Shares" and payments under each Portfolio's Distribution and Shareholder Servicing Plans described below.

CUSTODIAN AND TRANSFER AGENT

Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, acts as the custodian for the Bond Portfolio and the High Yield Portfolio.

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as the custodian for the Debt Portfolio's assets.

PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, acts as each Portfolio's administrator, transfer agent, dividend-paying agent and registrar.

Rules adopted under the 1940 Act permit the Portfolios to maintain their securities and cash in the custody of certain eligible banks and securities depositories. Pursuant to those rules, the Portfolios' portfolio of securities and cash invested in securities of foreign countries are held by their subcustodians, who are approved by the Trustees of the Portfolios in accordance with the rules of the Securities and Exchange Commission.

                               How to Buy Shares

GENERAL

The minimum initial investment is $2.5 million. Subsequent investments may be made in any amount. Share certificates are issued only upon written request. The Fund reserves the right to reject any purchase order. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time. Investments by employees of Bear Stearns and its affiliates are not subject to the minimum investment requirement. In addition, accounts under the discretionary management of Bear Stearns and its affiliates are not subject to the minimum investment requirement.

Purchases of a Portfolio's shares may be made through a brokerage account maintained with Bear Stearns or through certain investment dealers who are members of the National Association of Securities Dealers, Inc. who have sales agreements with Bear Stearns (an "Authorized Dealer"). Purchases of a Portfolio's shares also may be made directly through the Transfer Agent. Investors must specify that Class Y is being purchased.

Purchases are effected at Class Y Shares' net asset value next determined after a purchase order is received by Bear Stearns, an Authorized Dealer or the Transfer Agent (the "trade date"). Payment for Portfolio shares generally is due to Bear Stearns or the Authorized Dealer on the third business day (the "settlement date") after the trade date. Investors who make payment before the settlement date may permit the payment to be held in their brokerage accounts or may designate a temporary investment for payment until the settlement date. If a temporary investment is not designated, Bear Stearns or the Authorized Dealer will benefit from the temporary use of the funds if payment is made before the settlement date.

PURCHASE PROCEDURES

Purchases through Bear Stearns account executives or Authorized Dealers may be made by check (except that a check drawn on a foreign bank will not be accepted), Federal Reserve draft or by wiring Federal Funds with funds held in brokerage accounts at Bear Stearns or the Authorized Dealer. Checks or Federal Reserve drafts should be made payable as follows: (i) to Bear Stearns or an investor's Authorized Dealer or (ii) to "The Bear Stearns Funds--[Name of Portfolio]--Class Y" or "Bear Stearns Investment Trust--Emerging Markets Debt Portfolio--Class Y" if purchased directly from a Portfolio, and should be directed to the Transfer Agent: PFPC Inc., Attention: "The Bear Stearns Funds--[Name of Portfolio]--Class Y" or "Bear Stearns Investment Trust-- Emerging Markets Debt Portfolio--Class Y," P.O. Box 8960, Wilmington, Delaware 19899-8960. Payment by check or Federal Reserve draft must be received within three business days of receipt of the purchase order by Bear Stearns or an Authorized Dealer. Orders placed directly with the Transfer Agent must be accompanied by payment. Bear Stearns (or an investor's Authorized Dealer) is responsible for forwarding payment promptly to the Fund. The Fund will charge $7.50 for each wire redemption. The payment proceeds of a redemption of shares recently purchased by check may be delayed as described under "How to Redeem Shares."

Investors who are not Bear Stearns clients may purchase Portfolio shares through the Transfer Agent. To make an initial investment in a Portfolio, an investor must establish an account with the Portfolio by furnishing necessary information to the Fund. An account with a Portfolio may be established by completing and signing the Account Information Form indicating which class of shares is being purchased, a copy of which is attached to this Prospectus, and mailing it, together with a check to cover the purchase, to PFPC Inc.,
Attention: The Bear Stearns Funds--[Name of Portfolio]--Class Y, P.O. Box 8960, Wilmington, Delaware 19899-8960.

Subsequent purchases of shares may be made by checks made payable to the Fund and directed to the address set forth in the preceding paragraph. The Portfolio account number should appear on the check.

Shareholders may not purchase shares of the Fund with a check issued by a third party and endorsed over to the Fund.

Purchase orders received by Bear Stearns, an Authorized Dealer or the Transfer Agent before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York time) on any day the Portfolio calculates its net asset value are priced according to the net asset value determined on that date. Purchase orders received after the close of trading on the New York Stock Exchange are priced as of the time the net asset value is next determined.

                                Net Asset Value

Shares of the Portfolios are sold on a continuous basis. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of each class of each Portfolio is computed by dividing the value of the Portfolio's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. Each Portfolio's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with procedures established by, the Fund's Board of Trustees. For further information regarding the methods employed in valuing each Portfolio's investments, see "Determination of Net Asset Value" in The Bear Stearns Funds' Statement of Additional Information and "Net Asset Value" in Bear Stearns Investment Trust's Statement of Additional Information.

Federal regulations require that investors provide a certified Taxpayer Identification Number (a "TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes." Failure to furnish a certified TIN to the Funds could subject the investor to backup withholding and a $50 penalty imposed by the Internal Revenue Service (the "IRS").

                             Shareholder Services

EXCHANGE PRIVILEGE

The Exchange Privilege enables an investor to purchase, in exchange for Class Y shares of a Portfolio, Class Y shares of the Fund's other portfolios or shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, and the Money Market Portfolio of The RBB Fund, Inc., to the extent such shares are offered for sale in the investor's state of residence. These funds have different investment objectives which may be of interest to investors. To use this privilege, investors should consult their account executive at Bear Stearns, their account executive at an Authorized Dealer or the Transfer Agent to determine if it is available and whether any conditions are imposed on its use. To use this privilege, exchange instructions must be given to the Transfer Agent in writing or by telephone. A shareholder wishing to make an exchange may do so by sending a written request to the Transfer Agent at the address given above in "How to Buy Shares--General." Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the account application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to exchange shares of the Portfolio by phone because share certificates must accompany all exchange requests. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with the Transfer Agent. This form is available from the Transfer Agent. Once this election has been made, the shareholder may contact the Transfer Agent by telephone at 1-800-447-1139 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to the Transfer Agent in writing.

The Transfer Agent may use security procedures to confirm that telephone instructions are genuine. If the Transfer Agent does not use reasonable procedures, it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor any Portfolio will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If the exchanging shareholder does not currently own Class Y shares of the portfolio or fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and Authorized Dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as described below. To participate in the Systematic Investment Plan, or establish automatic withdrawal for the new account, however, an exchanging shareholder must file a specific written request. The Exchange Privilege may be modified or terminated at any time, or from time to time, by the Fund on 60 business days' notice to the affected portfolio or fund shareholders. The Fund, BSAM and Bear Stearns will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's Social Security number, address and/or bank).

Before any exchange, the investor must obtain and should review a copy of the current prospectus of the portfolio or fund into which the exchange is being made. Prospectuses may be obtained free of charge from Bear Stearns, any Authorized Dealer or the Transfer Agent. Except in the case of Personal Retirement Plans, the shares being exchanged must have a current value of at least $250; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the portfolio or fund into which the exchange is being made; if making an exchange to an existing account, the dollar value must equal or exceed the applicable minimum for subsequent investments. If any amount remains in the investment portfolio from which the exchange is being made, such amount must not be below the minimum account value required by the portfolio or Fund.

Class Y Shares will be exchanged at the next determined net asset value. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a $5.00 fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

The exchange of shares of one portfolio or fund for shares of another is treated for federal income tax purposes as a sale of the Class Y shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

REDIRECTED DISTRIBUTION OPTION

The Redirected Distribution Option enables a shareholder to invest automatically dividends and/or capital gain distributions, if any, paid by a Portfolio in Class Y shares of another portfolio of the Fund or a fund advised or sponsored by Bear Stearns of which the shareholder is an investor, or the Money Market Portfolio of The RBB Fund, Inc. Shares of the other portfolio or fund will be purchased at the current net asset value.

This privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. The Fund may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.

                             How to Redeem Shares

GENERAL

The redemption price will be based on the net asset value next computed after receipt of a redemption request. Investors may request redemption of Portfolio shares at any time. Redemption requests may be made as described below. When a request is received in proper form, the Portfolio will redeem the shares at the next determined net asset value. If the investor holds Portfolio shares of more than one class, any request for redemption must specify the class of shares being redeemed. If the investor fails to specify the class of shares to be redeemed or if the investor owns fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from the investor, the investor's Bear Stearns account executive or the investor's Authorized Dealer. The Fund imposes no charges when shares are redeemed directly through Bear Stearns.

Each Portfolio ordinarily will make payment for all shares redeemed within three days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if an investor has purchased Portfolio shares by check and subsequently submits a redemption request by mail, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 business days. The Fund will reject requests to redeem shares by telephone or wire for a period of 15 business days after receipt by the Transfer Agent of the purchase check against which such redemption is requested. This procedure does not apply to shares purchased by wire payment.

The Fund reserves the right to redeem investor accounts at its option upon not less than 60 business days' written notice if the account's net asset value is $750 or less, for reasons other than market conditions, and remains so during the notice period.

PROCEDURES

REDEMPTION THROUGH BEAR STEARNS OR AUTHORIZED DEALERS
Clients with a brokerage account may submit redemption requests to their account executives or Authorized Dealers in person or by telephone, mail or wire. As the Fund's agent, Bear Stearns or Authorized Dealers may honor a redemption request by repurchasing Funds shares from a redeeming shareholder at the shares' net asset value next computed after receipt of the request by Bear Stearns or the Authorized Dealer. Under normal circumstances, within three days, redemption proceeds will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder. Bear Stearns account executives or Authorized Dealers are responsible for promptly forwarding redemption requests to the Transfer Agent.

If an investor authorizes telephone redemption, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a representative of Bear Stearns or the Authorized Dealer and reasonably believed by the Transfer Agent to be genuine. The Funds will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Transfer Agent or the Funds may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTION THROUGH THE TRANSFER AGENT
Shareholders who are not clients with a brokerage account who wish to redeem shares must redeem their shares through the Transfer Agent by mail; other shareholders also may redeem Funds shares through the Transfer Agent. Mail redemption requests should be sent to the Transfer Agent at: PFPC Inc.,
Attention: The Bear Stearns Funds-[Name of Portfolio], P.O. Box 8960, Wilmington, Delaware 19899-8960.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS
A shareholder may have redemption proceeds of $500 or more wired to the shareholder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $7.50 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the shareholder's Bear Stearns account executive, to any Authorized Dealer, or to the Transfer Agent if the shares are not held in a brokerage account.

If share certificates have been issued, written redemption instructions, indicating the portfolio from which shares are to be redeemed, and duly endorsed share certificates, must be received by the Transfer Agent in proper form and signed exactly as the shares are registered. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency or savings association who are participants in a medallion program by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. The Funds reserves the right to amend or discontinue its signature guarantee policy at any time and, with regard to a particular redemption transaction, to require a signature guarantee at its discretion. Any questions with respect to signature-guarantees should be directed to the Transfer Agent by calling 1-800-447-1139.

During times of drastic economic or market conditions, investors may experience difficulty in contacting Bear Stearns or Authorized Dealers by telephone to request a redemption of Portfolio shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, each Portfolio's net asset value may fluctuate.

                          Dividends and Distributions

BOND PORTFOLIO AND HIGH YIELD PORTFOLIO

All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each class of a Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a particular class will be borne exclusively by such class. Class B and C shares will receive lower per share dividends than Class A shares because of the higher expenses borne by Class B and C shares. See "Fee Table."

Dividends will be automatically reinvested in additional shares of each Portfolio at net asset value, unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redirected Distribution Option. Each Portfolio ordinarily pays dividends from its net investment income monthly and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. Neither Portfolio will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired .

DEBT PORTFOLIO

The Portfolio declares and pays as dividends quarterly to shareholders substantially all of its net investment income (i.e., its income, including both original issue discount and market discount accretions, other than its net realized long and short-term capital gains and net realized foreign exchange gains). Substantially all of the Portfolio's net realized capital gains (net realized long-term capital gains in excess of net realized short-term capital losses, including any capital loss carryovers), net realized short-term capital gains and net realized foreign exchange gains, if any, are expected to be distributed each year by the Portfolio.

Each dividend and distribution, if any, declared by the Portfolio on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the Portfolio or redirected into another fund pursuant to the Redirected Distribution Option. This election should initially be made on a Shareholder's Account Information Form and may be changed upon written notice to either Bear Stearns, an Authorized Dealer or the Transfer Agent at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends and distributions will be reinvested in the Portfolio. The Portfolio distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the Investment Company Act. The Portfolio will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional shares of the Portfolio at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.

All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Portfolio, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Portfolio is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the Portfolio (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. In order to provide sufficient time to process the change, such request should be received by the Transfer Agent at least five (5) business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to Bear Stearns or the Authorized Dealer which will be forwarded to the shareholder, upon the receipt of proper instructions.

At the time of an investor's purchase of shares of the Portfolio, a portion of the price per share may be represented by undistributed income of the Portfolio or unrealized appreciation of the Portfolio's securities. Therefore, subsequent distributions (or portions thereof) attributable to such items, may be taxable to the investor even if the distributions (or portions thereof) in reality represent a return of a portion of the purchase price.

                                     Taxes

Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or disposition of certain market discount bonds, paid by a Portfolio will be taxable to U.S. shareholders as ordinary income, whether received in cash or reinvested in additional shares of such Portfolio or redirected into another portfolio or fund. Distributions from net realized long-term securities gains of a Portfolio will be taxable to U.S. shareholders as long-term capital gains for federal income tax purposes, regardless of how long shareholders have held their Portfolio shares and whether such distributions are received in cash or reinvested in, or redirected into, other shares. The Code provides that the net capital gain of an individual generally will not be subject to federal income tax at a rate in excess of 28% and certain capital gains of individuals may be subject to a lower tax rate. Dividends and distributions may be subject to state and local taxes.

Each Portfolio may enter into short sales "against the box." See "Description of the Portfolio-Investment Instruments and Strategies." Any gains realized by a Portfolio on such sales will be recognized at the time the Portfolio enters into the short sales.

Dividends, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of market discount bonds, paid by a Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Portfolio to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

Notice as to the tax status of investors' dividends and distributions will be mailed to them annually. Investors also will receive periodic summaries of their accounts which will include information as to dividends and distributions from securities gains, if any, paid during the year.

The Code provides for the "carryover" of some or all of the sales load imposed on a Portfolio's Class A shares if an investor exchanges such shares for shares of another fund or portfolio advised or sponsored by BSAM or its affiliates within 91 days of purchase and such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charged the investor for such shares, up to the amount of the reduction of the sales load charge on the exchange, is not included in the basis of such shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the fund shares received on the exchange.

Federal regulations generally require the Portfolios to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Portfolios to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a federal income tax return.

A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's federal income tax return.

While a Portfolio is not expected to have any federal tax liability, investors should expect to be subject to federal, state or local taxes in respect of their investment in Portfolio shares.

Management of the Portfolios intends to have each Portfolio qualify as a "regulated investment company" under the Code and, thereafter, to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves a Portfolio of any liability for federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. In addition, a Portfolio is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

If, for any reason, a Portfolio fails to qualify as a regulated investment company, the Portfolio would be subject to federal income tax on its net income at regular corporate rates (without a deduction for distributions to shareholders). When distributed, such income would then be taxable to shareholders as ordinary income to the extent of the Portfolio's earnings and profits. Although management intends to have each Portfolio qualify as a regulated investment company, there can be no assurance that it will achieve this goal.

For a detailed discussion of certain federal, state and local tax consequences of investing in shares of the Portfolio, see "Taxation" in the Statement of Additional Information of Bear Stearns Investment Trust and the Bear Stearns Funds. Shareholders are urged to consult their own tax advisors regarding specific questions as to Federal, state and local taxes as well as to any foreign taxes.

                            Performance Information

For purposes of advertising, performance for Class Y shares may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by a Portfolio during the measuring period were reinvested in Class Y shares.

Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in a Portfolio was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions, if any, during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of each Portfolio's performance will include the Portfolio's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Portfolio has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Portfolio's actual total return for the applicable period.

Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions, if any. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.

Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

Comparative performance information may be used from time to time in advertising or marketing the High Yield Portfolio's shares, including data from Lipper Analytical Services, Lehman Brothers High Yield Bond Index, Credit Suisse First Boston High Yield Bond Index and other industry publications. Performance information that may be used in advertising or marketing the Total Return Bond Portfolio's shares can include data from Lipper Analytical Services, Inc., Morningstar, Inc., Bond Buyer's 20-Bond Index, Moody's Bond Survey Bond Index, Lehman Brothers Aggregate Bond Index, Salomon Brothers Broad Investment-Grade Index and components thereof, Mutual Fund Values, Mutual Fund Forecaster, Mutual Fund Investing and other industry publications. Comparative performance information may be used from time to time in advertising or marketing the Emerging Markets Debt Portfolio's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Moody's Bond Survey Index and components thereof, Mutual Fund Values, Mutual Fund Forecaster, Mutual Fund Investing and other industry publications.

DEBT PORTFOLIO
Quotations of distribution rates are calculated by analyzing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the average net asset value during the period for which the distribution rates are being calculated.

The Debt Portfolio may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition to the above, the Portfolio may from time to time advertise its performance relative to certain performance rankings and indices.

The investment results of the Debt Portfolio will fluctuate over time, and any presentation of investment results for any prior period should not be considered a representation of what an investment in the Debt Portfolio may earn or what the Debt Portfolio's performance may be in any future period.

In addition to information provided in shareholder reports, the Debt Portfolio may from time to time, in its discretion, make a list of the Debt Portfolio's holdings available to investors upon request. A discussion of the Debt Portfolio's performance will be included in the Portfolio's annual report to shareholders which will be made available to shareholders upon request and without charge.

                              General Information

The Bear Stearns Funds was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 29, 1994, and commenced operations on or about April 3, 1995.

The Bear Stearns Investment Trust was organized under the laws of The Commonwealth of Massachusetts on October 15, 1992 as a Massachusetts business trust pursuant to a Trust Agreement and commenced investment operations on May 3, 1993.

The Funds are authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. Each Portfolio's shares are classified into four classes--Class A, B, C and Y. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio of which they are shareholders. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the relevant Portfolio and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or a Trustee. The Trust Agreement provides for indemnification from the respective Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of a Portfolio. Thus, the risk of a shareholder incurring financial loss on account of a shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of such Portfolio. The Fund's Trustees intend to conduct the operations of each Portfolio in a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolio. As discussed under "Management of the Portfolios" in the Portfolios' Statement of Additional Information, each Portfolio ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees. To date, the Fund's Board has authorized the creation of 10 portfolios of shares. All consideration received by the Funds for shares of one of the portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Funds) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one portfolio (and as to classes within a portfolio) are treated separately from those of the other portfolios (and classes). The Funds have the ability to create, from time to time, new portfolios of shares without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Funds, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of such portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, Rule 18f-2 exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of Rule 18f-2.

The Transfer Agent maintains a record of share ownership and will send confirmations and statements of account. Shareholder inquiries may be made by writing to the Funds at PFPC Inc., Attention: The Bear Stearns Funds, P.O. Box 8960, Wilmington, Delaware 19899-8960, by calling 1-800-447-1139 or by calling Bear Stearns at 1-800-766-4111.

ADDITIONAL INFORMATION

The term "majority of the outstanding shares" of each Portfolio means the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

As used in this Prospectus, the term "Business Day" refers to those days when the NYSE is open for business. Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Martin Luther King's Day, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in each Portfolio's official sales literature in connection with the offer of the Portfolio's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.

                                  Appendix A

RATINGS

The following is a description of certain ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Duff & Phelps Credit Rating Co. ("D&P") that are applicable to certain obligations in which certain of each Fund's Portfolios may invest.

MOODY'S CORPORATE BOND RATINGS
Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1", "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

S&P CORPORATE BOND RATINGS
AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D--Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

D&P CORPORATE BOND RATINGS
AAA--Highest credit quality. The risk factors are negligible, being only slightly more than risk-free U.S. Treasury debt.

AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic stress.

A--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB--Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB--Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B--Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC--Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD--Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S COMMERCIAL PAPER RATINGS
Prime-1--Issuers (or related supporting institutions) rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Prime-3--Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P COMMERCIAL PAPER RATINGS
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3--Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B--Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

D&P COMMERCIAL PAPER RATINGS
Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1---High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Duff 3--Satisfactory liquidity and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Duff 4--Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

                            ----------------------
Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by the Funds, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Funds. Neither event will require a sale of such security by the Funds. However, BSAM will consider such event in its determination of whether the Funds should continue to hold the security. To the extent that the ratings given by Moody's, S&P or D&P may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                                  Appendix B

MONEY MARKET INSTRUMENTS

Each Portfolio may invest, for temporary defensive purposes, in the following types of money market instruments, each of which of purchase must have or be deemed to have under rules of the Securities and Exchange Commission remaining maturities of 13 months or less.

U.S. TREASURY SECURITIES

U.S. Treasury securities include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

U.S. GOVERNMENT SECURITIES

In addition to U.S. Treasury securities, U.S. Government securities include securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

BANK OBLIGATIONS

Each Portfolio may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by each Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. No Portfolio will invest more than 15% of the value of its net assets in time deposits maturing in more than seven days and in other securities that are illiquid.

Banker's acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS (ALL PORTFOLIOS)

Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by each Portfolio will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by BSAM to be of comparable quality to those rated obligations which may be purchased by a Portfolio. Each Portfolio may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals.

   The
Bear Stearns
   Funds

   575 Lexington Avenue
   New York, NY 10022
   1-800-766-4111

   Distributor

   Bear, Stearns & Co. Inc.
   245 Park Avenue
   New York, NY 10167

   Investment Adviser

   Bear Stearns Asset Management Inc.
   575 Lexington Avenue
   New York, NY 10022

   Administrator

   Bear Stearns Funds Management Inc.
   245 Park Avenue
   New York, NY 10167

   Custodian

   Custodial Trust Company
   101 Carnegie Center
   Princeton, NJ 08540

   Custodian

   Emerging Markets Debt Portfolio
   Brown Brothers Harriman & Co.
   40 Water Street
   Boston, MA 02109

   Transfer & Dividend

   Disbursement Agent

   PFPC Inc.
   Bellevue Corporate Center
   400 Bellevue Parkway
   Wilmington, DE 19809

   Counsel

   Kramer, Levin, Naftalis & Frankel
   919 Third Avenue
   New York, NY 10022

   Counsel

   Emerging Markets Debt Portfolio
   Mayer Brown & Platt
   1675 Broadway
   New York, NY 10019

   Independent Auditors

   Deloitte & Touche LLP
   Two World Financial Center
   New York, NY 10281-1434

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THE PORTFOLIOS' PROSPECTUS AND IN THE PORTFOLIOS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE PORTFOLIOS' SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THE PORTFOLIOS' PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                                                     Rule 497(c)
                                                       Registration No. 33-84842


T H E   B E A R   S T E A R N S   F U N D S
5 7 5   L E X I N G T O N   A V E N U E   N E W   Y O R K,   N Y   1 0 0 2 2
1 . 8 0 0 . 7 6 6 . 4 1 1 1

PROSPECTUS

                         Prime Money Market Portfolio

                                CLASS Y SHARES

THE BEAR STEARNS FUNDS (the "Fund") is an open-end management investment com-pany, known as a mutual fund. The Fund permits you to invest in separate port-folios. By this Prospectus shares of the Prime Money Market Portfolio (the "Portfolio"), a diversified no-load money market portfolio, are offered. The Portfolio's investment objective is to seek to provide liquidity and current income consistent with stability of principal. The Portfolio seeks to achieve its objective by investing in a broad range of short-term instruments, includ-ing obligations of the U.S. Government, bank and commercial obligations, and repurchase agreements relating to such obligations.

By this Prospectus, the Portfolio is offering Class Y shares.

Bear Stearns Asset Management Inc. ("BSAM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the Portfolio's investment adviser. BSAM is also referred to herein as the "Adviser." Bear Stearns Funds Manage-ment Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., is the Administrator of the Portfolio. Bear, Stearns & Co. Inc. ("Bear Stearns"), an affiliate of BSAM, serves as the Portfolio's distributor. Bear Stearns is also referred to herein as the "Distributor."

                            ----------------------

THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE PORTFOLIO THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFER-ENCE.

Part B (also known as the Statement of Additional Information), dated July 28, 1998, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. For a free copy, write to the address or call one of the telephone numbers listed under "General Infor-mation" in this Prospectus. Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Internet Web site maintained by the Securities and Exchange Commission (http://www.sec.gov).

                            ----------------------

Mutual fund shares are not deposits or obligations of, or guaranteed or en-dorsed by, any bank, and are not federally insured by the Federal Deposit In-surance Corporation, the Federal Reserve Board, or any other agency. The Port-folio is subject to investment risks, including possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 JULY 28, 1998

                               Table of Contents

                                                                            PAGE
Background and Expense Information.........................................   3
Financial Highlights.......................................................   4
Description of the Portfolio...............................................   5
Portfolio Instruments and Practices........................................   6
Management of the Portfolio................................................   8
How to Buy Shares..........................................................   9
How to Redeem Shares.......................................................  11
Dividends, Distributions and Taxes.........................................  12
Performance Information....................................................  13
General Information........................................................  15
Appendix................................................................... A-1

                      Background and Expense Information

The Portfolio currently offers one class of shares, Class Y shares, which is offered by this Prospectus. In the future, the Portfolio may offer other clas-ses of shares. Investors may obtain information concerning the Portfolio by calling Bear Stearns at 1-800-766-4111.

                                Expense Summary

-------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Load Imposed on Purchases (as a percentage of offering price).................................................................. None
 Maximum Deferred Sales Charge Imposed on Redemptions (as a percentage of the amount subject to charge)........................................... None
ANNUAL PORTFOLIO OPERATING EXPENSES (AFTER FEE WAIVERS AND EXPENSE
REIMBURSEMENTS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
 Advisory Fees (after fee waivers)*......................................    0%
 12b-1 Fees.............................................................. None
 Other Expenses (after expense reimbursement)*........................... 0.13%
                                                                          -----
 Total Portfolio Operating Expenses (after fee waivers and expense reimbursements)*........................................................ 0.13%
                                                                          =====
EXAMPLE:
 You would pay the following expenses on a $1,000 investment, assuming
 (1) 5% annual return and (2) redemption at the end of each time period:
  1 YEAR.................................................................    $2
  3 YEARS................................................................    $6

------
*"Other expenses" are based on estimated amounts for the current fiscal year. BSAM has undertaken to waive its investment advisory fee and assume certain expenses of the Portfolio, extraordinary items, interest and taxes to the extent Total Portfolio Operating Expenses exceed 0.20%. Without such waivers and expense reimbursements which may be discontinued at any time upon notice to shareholders, Advisory Fees stated above would be 0.20%. Other Expenses are estimated to be 0.45% and Total Portfolio Operating Expenses would be 0.65%.

THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Portfolio and investors, the payment of which will reduce investors' annual return. See "How to Redeem Shares." For a description of the expense reimbursement or waiver arrangements in effect, see "Management of the Fund."

T H E   B E A R   S T E A R N S   F U N D S

                         Prime Money Market Portfolio

                              Financial Highlights

--------------------------------------------------------------------------------

The information in the table below covering the Portfolio's investment results for the period indicated has been audited by Deloitte & Touche LLP. Further financial data and related notes appear in the Portfolio's Annual Report for the fiscal year ended March 31, 1998 which is incorporated by reference into the Portfolio's Statement of Additional Information. Set forth below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the peri-od. This information has been derived from information provided in the finan-cial statements.

--------------------------------------------------------------------------------

                                                             FOR THE PERIOD
                                                             JULY 14, 1997*
                                                         THROUGH MARCH 31, 1998
                                                         ----------------------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period..................        $   1.00
  Net investment income(1)..............................          0.0399
                                                                --------
  Net increase in net assets resulting from operations..          0.0399
                                                                --------
  Dividends to shareholders from net investment income..         (0.0399)
                                                                --------
  Net asset value, end of period........................        $   1.00
                                                                ========
  Total investment return (2)(3)........................            5.72%
                                                                ========
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000's omitted).............        $121,460
  Ratio of expenses to average net assets (1)(3)(4).....            0.13%
  Ratio of net investment income to average net assets
   (1)(3)...............................................            5.58%
  Decrease reflected in above expense ratio and net in-
   vestment income due to waivers and related reimburse-
   ments (3)............................................            0.52%

------
*  Commencement of investment operations
(1) Reflects waivers and related reimbursements.
(2) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period and includes reinvestment of dividends.
(3) Annualized
(4) Without the waiver of advisory fee and related reimbursement of certain operating expenses, the annualized ratio of expenses to average net assets for Prime Money Market Portfolio would have been 0.65% for the period July 14, 1997 through March 31, 1998.

Further information about performance is contained in the Portfolio's State-ment of Additional Information and Annual Report, which may be obtained with-out charge by writing to the address or calling one of the telephone numbers listed under General Information.

                         Description of the Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks to provide liquidity and current income consistent with stability of principal. The Portfolio's investment objective cannot be changed without approval by the holders of a majority as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Portfolio's outstand-ing voting shares. There can be no assurance that the Portfolio's investment objective will be achieved.

MANAGEMENT POLICIES

The Portfolio seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuing basis. The Portfolio intends to comply with all rules applicable to money market funds under Rule 2a-7 of the 1940 Act. The Portfolio operates as a diversified in-vestment portfolio. Certain securities held by the Portfolio may have remain-ing maturities in excess of stated limitations discussed below if securities provide for adjustments in their interest rates not less frequently than such time limitations. The Portfolio will maintain a dollar-weighted average port-folio maturity of 90 days or less.

In pursuing its investment objective, the Portfolio invests in a broad range of short-term instruments, including obligations of the U.S. Government, bank and commercial obligations, and repurchase agreements relating to such obliga-tions. It may also invest in securities of foreign issuers. The Portfolio in-vests only in securities that are payable in U.S. dollars and that have (or pursuant to regulations adopted by the SEC will be deemed to have) remaining maturities of 397 days or less at the date of purchase by the Portfolio.

The Portfolio invests in securities rated by the "Requisite NRSROs." "Requi-site NRSROs" means (a) any two nationally recognized statistical rating orga-nizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the Portfolio acquires the security. Currently, there are six NRSROs: Standard & Poor's, a division of The McGraw-Hill Companies ("S&P"); Moody's Investors Service, Inc. ("Moody's"); Fitch In-vestors Services, Inc.; Duff and Phelps, Inc.; IBCA Limited and its affiliate, IBCA, Inc.; and Thomson Bankwatch. A discussion of the ratings categories of the NRSROs is contained in the Appendix to the Statement of Additional Infor-mation.

The Portfolio will limit its portfolio investments to securities that the Board of Trustees determines present minimal credit risks and that are "Eligi-ble Securities" at the time of acquisition by the Portfolio. The term Eligible Securities includes securities rated by the Requisite NRSROs in one of the two highest short-term rating categories, securities of issuers that have received such rating with respect to other short-term debt securities and comparable unrated securities.

The Portfolio generally may not invest more than 5% of its total assets in the securities of any one issuer, except for U.S. Government securities. In addi-tion, the Portfolio may not invest more than 5% of its total assets in Eligi-ble Securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities ("Second Tier Securities") and may not invest more than 1% of its total assets in the Second Tier Securities of any one issuer. The Portfolio may invest more than 5% (but no more than 25%) of the then-current value of the Portfolio's total assets in the securities of a single issuer for a period of up to three business days, provided that (a) the securities either are rated by the Requisite NRSROs in the highest short-term rating category or are securities of issuers that have received such rat-ing with respect to other short-term debt securities or are comparable unrated securities, and (b) the Portfolio does not make more than one such investment at any one time.

The Portfolio may purchase obligations of issuers in the banking industry, such as commercial paper, notes, certificates of deposit, bankers acceptances and time deposits and U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets in any one institution.

The Portfolio is managed by a team consisting of Jeffrey Bagaglio and Scott Pavlak.

Mr. Bagaglio joined Bear Stearns Asset Management in 1994 and specializes in portfolio management of short-term fixed income and separate account products. Prior to this, he was a Senior Busi-ness Analyst at Dresdner Bank where he was responsible for foreign exchange and interest rate derivative systems. Mr. Bagaglio's corporate treasury expe-rience includes managing money market investments, revolving credit lines, and purchasing and selling currencies in the foreign exchange markets. Mr. Bagaglio holds a B.A. in Economics from Miami University, and an M.B.A. in Fi-nance from the University of New Haven.

Mr. Pavlak joined Bear Stearns Asset Management in 1991 as a portfolio manager and specializes in short-term and intermediate fixed income products. From 1987 to 1990, he was an officer at Beechwood Securities, where he managed pri-vate portfolios for high-net-worth individuals. Mr. Pavlak received his B.S. in Finance from Fairleigh Dickinson University and M.B.A. in Economics and Fi-nance from New York University. He is a member of the Fixed Income Analysts Society.

                      Portfolio Instruments and Practices

INVESTMENT STRATEGIES

Investment strategies that are available to the Portfolio are set forth below. Additional information concerning certain of these strategies and their re-lated risks is contained in the Appendix and Statement of Additional Informa-tion.

U.S. GOVERNMENT OBLIGATIONS
The Portfolio may purchase obligations issued or guaranteed by the U.S. Trea-sury (including STRIPS), U.S. Government agencies, or U.S. Government-spon-sored enterprises.

REPURCHASE AGREEMENTS
The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price within one year from the date of acquisition ("repurchase agree-ments").

REVERSE REPURCHASE AGREEMENTS
The Portfolio may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, the Portfolio would only sell portfolio securities to financial institutions and agree to repurchase them at an agreed upon date and price. The Portfolio would consider entering into reverse repur-chase agreements to avoid otherwise selling securities during unfavorable mar-ket conditions. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase. The Portfolio may en-gage in reverse repurchase agreements provided that the amount of the reverse repurchase agreements and any other borrowings does not exceed one-third of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings).

WHEN-ISSUED SECURITIES
The Portfolio may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Se-curities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of inter-est rates. The Portfolio expects that commitments to purchase when-issued se-curities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued secu-rities for speculative purposes but only in furtherance of its investment ob-jectives.

ILLIQUID SECURITIES
The Portfolio will not knowingly invest more than 10% of the value of its to-tal net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on re-sale).

FOREIGN SECURITIES
The Portfolio may invest in dollar-denominated securities of foreign issuers, including obligations of foreign banks or foreign branches of U.S. banks. In-vestments in foreign banks or foreign issuers present certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, the possible imposi-tion of currency ex-change blockages or other foreign governmental laws or restrictions, and re-duced availability of public information. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements applicable to domestic issuers.

CERTAIN FUNDAMENTAL POLICIES

The policies described below are fundamental and cannot be changed as to the Portfolio without approval by holders of a majority (as defined in the 1940
Act) of the Portfolio's outstanding voting shares. See "Investment Objective and Management Policies--Investment Restrictions" in the Statement of Addi-tional Information.

The Portfolio may not:

  1. Borrow money, except that the Portfolio may (i) borrow money for tempo-rary or emergency purposes (not for leveraging or investment) from banks, or, subject to specific authorization by the SEC, from portfolios advised by BSAM or an affiliate of BSAM, and (ii) engage in reverse repurchase agreements, provided that (i) and (ii) in combination do not exceed one-third of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings).

  2. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the secu-rities of one or more issuers conducting their principal business activi-ties in the same industry, provided that there is no limitation with re-spect to investments in U.S. Government securities or bank instruments is-sued by domestic banks.

  3. Make loans except that the Portfolio may (i) purchase or hold debt ob-ligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements for securities, and (iii) subject to spe-cific authorization by SEC, lend money to other portfolios advised by BSAM or an affiliate of BSAM.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES

The Portfolio may not mortgage, pledge or hypothecate any assets except in connection with permitted borrowings and reverse repurchase agreements and then only in amounts not exceeding one-third of the value of the Portfolio's total assets at the time of such borrowing. Additional investments will not be made by the Portfolio when borrowings exceed 5% of the Portfolio's assets. The Portfolio may invest up to 10% of the value of its net assets in repurchase agreements having maturities longer than seven days and in other illiquid se-curities. See "Investment Objective and Management Policies--Investment Re-strictions" in the Statement of Additional Information.

RISK FACTORS

No investment is free from risk. Investing in the Portfolio will subject in-vestors to certain risks which should be considered. Although the Portfolio will attempt to maintain its net asset value at $1.00 per share, there can be no assurance that it will achieve this goal. Neither BSFM nor its affiliates guarantees that the Portfolio will be able to maintain its net asset value of $1.00 per share. The Portfolio is subject to risks common to money market funds, including credit risk and interest-rate risk. The Board of Trustees has adopted procedures to ensure that the Portfolio invests in high-quality in-struments.

DIVERSIFIED STATUS
The Portfolio is classified as a "diversified" portfolio. A "diversified" in-vestment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer and to hold not more than 10% of the outstanding voting se-curities of a single issuer. In addition the Portfolio intends to comply with the diversification requirements applicable to Money Market Funds. The Portfo-lio intends to conduct its operations so as to qualify as a "regulated invest-ment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which requires that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's total assets be invested in cash, U.S. Government securities, the securities of other regu-lated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securi-ties of such issuer, and (ii) not more than 25% of the value of its total as-sets be invested in the securities of any one issuer (other than U.S. Govern-ment securities or the securities of other regulated investment companies). The Portfolio intends to comply with the more restrictive diversification re-quirements applicable to money market funds, discussed above.

SIMULTANEOUS INVESTMENTS
Investment decisions for the Portfolio are made independently from those of other investment companies or accounts advised by BSAM. However, if such other investment companies or accounts are prepared to invest in, or desire to dis-pose of, securities of the type in which the Portfolio invests at the same time as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio.

YEAR 2000 RISK

Many of the world's computer systems currently record years in two-digit for-mat. Such computer systems will be unable to properly interpret dates beyond the year 1999, which could lead to business disruptions in the U.S. and inter-nationally (the "Year 2000 Issue").

To ensure that the Portfolio is not negatively impacted by the Year 2000 Is-sue, BSAM's corporate parent through its relevant subsidiaries or its affili-ates commenced in 1996, and have made significant progress on, a coordinated effort to identity and correct any Year 2000 Issues that could potentially arise in internally developed computer systems and to either obtain represen-tations from, or make other inquiries of, those parties who provide computer applications or services that are computer system dependent that BSAM has de-termined are critical to the Portfolio.

At the present time, BSAM has been informed by its corporate parent that it expects that most of its significant Year 2000 corrections should be tested in production by the end of 1998. Full integration testing of these systems and testing of interfaces with third party providers will continue through 1999. However, there can be no assurance that such schedule will be met or the sys-tems of other companies on which BSAM and the Portfolio are dependent also will be timely converted or that such failure to convert by another company would not have an adverse effect on the Portfolio.

                          Management of the Portfolio

BOARD OF TRUSTEES

The Portfolio's business affairs are managed under the general supervision of its Board of Trustees. The Portfolio's Statement of Additional Information contains the name and general business experience of each Trustee.

INVESTMENT ADVISER

The Portfolio's investment adviser is BSAM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., which is located at 575 Lexington Avenue, New York, New York 10022. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear Stearns, is a leading United States investment banking, securities trading and brokerage firm serving United States and foreign corporations, governments and institutional and individual investors. BSAM is a registered investment ad-viser and offers, either directly or through affiliates, investment advisory services to open-end and closed-end investment funds and other managed pooled investment vehicles with net assets at June 30, 1998 of over $9.8 billion.

BSAM supervises and assists in the overall management of the Portfolio's af-fairs under an Investment Advisory Agreement between BSAM and the Fund, sub-ject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law.

BSAM may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Portfolio under applicable laws and are under the common control of Bear Stearns as long as all such persons are functioning as part of an orga-nized group of persons, and such organized group of persons, with respect to the services used by the Portfolio, is managed at all times by authorized of-ficers of BSAM. BSAM will be as fully responsible to the Fund for the acts and omissions of such persons as it is for its own acts and omissions. The Portfo-lio pays BSAM a monthly advisory fee at an annual rate equal to 0.20% of the Portfolio's average daily net assets.

ADMINISTRATOR

BSFM serves as the Portfolio's administrator. The Portfolio pays BSFM a monthly administration fee at the annual rate of 0.05 of 1% of its average daily net assets. Under the terms of an Administration Agreement with the Portfolio, BSFM generally supervises all aspects of the operation of the Port-folio, subject to the overall authority of the Fund's Board of Trustees in ac-cordance with Massachusetts law. BSFM offers administrative services to open-end and closed-end investment funds and other managed pool investment vehicles with net assets at June 30, 1998 of over $3 billion.

Under the terms of an Administrative Services Agreement with the Portfolio, PFPC Inc. provides certain administrative services to the Portfolio. For pro-viding these services, the Portfolio has agreed to pay PFPC Inc. an annual fee, as follows: 0.075 of 1% per annum of the first $150 million of the Port-folio's average daily net assets, 0.04 of 1% per annum of the next $150 mil-lion up to $300 mil- lion of the Portfolio's average daily net assets, 0.02 of 1% of the next $300 million up to $600 million of the Portfolio's average daily net assets, 0.0125 of 1% of per annum of average daily net assets in ex-cess of $600 million. The administration fees payable to PFPC Inc. are subject to a monthly minimum fee of $6,250.

Bear Stearns has agreed to permit the Portfolio to use the name "Bear Stearns" or derivatives thereof as part of the Portfolio name for as long as the In-vestment Advisory Agreement is in effect.

DISTRIBUTOR

Bear Stearns, located at 245 Park Avenue, New York, New York 10167, serves as the Portfolio's principal underwriter and distributor of the Portfolio's shares pursuant to an agreement which is renewable annually.

CUSTODIAN AND TRANSFER AGENT

Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the Portfolio's custodian. PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Portfolio's transfer agent, dividend disbursing agent and registrar (the "Transfer Agent"). The Transfer Agent also provides certain administrative services to the Portfolio.

EXPENSE LIMITATION

From time to time, BSAM may waive receipt of its fees and/or voluntarily as-sume certain Portfolio expenses, which would have the effect of lowering the Portfolio's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Portfolio will not pay BSAM at a later time for any amounts it may waive, nor will the Portfolio re-imburse BSAM for any amounts it may assume. From time to time, PFPC Inc. may voluntarily waive a portion of its fee.

BSAM has voluntarily undertaken to waive its investment advisory fee and as-sume certain expenses of the Portfolio, extraordinary items, interest and taxes to the extent Total Portfolio Operating Expenses exceed 0.20% of Class Y's average daily net assets. Such waivers and expense reimbursement may be discontinued at any time upon 60 days notice to shareholders.

                               How to Buy Shares

GENERAL

The minimum initial investment in Class Y shares is $3,000,000; there is no minimum for subsequent investments. Shares of the Portfolio may be purchased by wire only. Shares are sold at the net asset value next determined after re-ceipt of a purchase order in the manner described below. Purchase orders are accepted on any day on which the New York Stock Exchange and the Federal Re-serve Bank of New York are open ("Portfolio Business Day") between the hours of 9:00 a.m. and 5:00 p.m. (Eastern Time). The Portfolio does not determine net asset value, and purchase orders are not accepted, on the days those in-stitutions observe the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving and Christmas.

PURCHASE PROCEDURES

Purchase orders of the Portfolio's shares may be made through a brokerage ac-count maintained with Bear Stearns, the Transfer Agent, or through certain in-vestment dealers who are members of the National Association of Securities Dealers, Inc., who have sales agreements with Bear Stearns (an "Authorized Dealer").

To purchase shares of the Portfolio by Federal Reserve wire, call the Transfer Agent, PFPC Inc., at 1-800-447-1139 or call your account executive. If the Transfer Agent receives a firm indication of the approximate size of the in-tended investment before 2:30 p.m. (Eastern Time) and the completed purchase order before 3:00 p.m. (Eastern Time), and the Custodian receives Federal Funds the same day, purchases of shares of the Portfolio begin to earn divi-dends that day. Completed orders received after 3:00 p.m. begin to earn divi-dends the next Portfolio Business Day upon receipt of Federal Funds.

To allow the Adviser to manage the Portfolio most effectively, investors are encouraged to execute as many trades as possible before 2:30 p.m. To protect the Portfolio's performance and shareholders, the Adviser discourages frequent trading in response to short-term market fluctuations. The Portfolio reserves the right to refuse any investment that, in its sole discretion, would disrupt the Portfolio's management.

If the Public Securities Association recommends that the government securities markets close early, the Portfolio may advance the time at which the Transfer Agent must receive notification of orders for purposes of determining eligi-bility for dividends on that day. Investors who notify the Transfer Agent af-ter the advanced time become entitled to dividends on the following Portfolio Business Day.

If an investor does not remit Federal Funds, such payment must be converted into Federal Funds. This usually occurs within one Portfolio Business Day of receipt of a bank wire. Prior to receipt of Federal Funds, the investor's mon-ies will not be invested.

The following procedure will help assure prompt receipt of your Federal Funds wire:

  A. Telephone the Transfer Agent, PFPC Inc., toll free at 1-800-447-1139 and provide the following information:

    YOUR NAME
    ADDRESS
    TELEPHONE NUMBER
    TAXPAYER ID NUMBER
    THE AMOUNT BEING WIRED
    THE IDENTITY OF THE BANK WIRING FUNDS

You will then be provided with a Portfolio account number. (Investors with ex-isting accounts must also notify the Portfolio before wiring funds.)

  B. Instruct your bank to wire the specified amount to the Portfolio as follows:

    PNC BANK, N.A.
    ABA #031000053
    CREDIT ACCOUNT NUMBER: #86-1030-3398
    FROM: (NAME OF INVESTOR)
    ACCOUNT NUMBER: (INVESTOR'S ACCOUNT NUMBER WITH THE PORTFOLIO) FOR PURCHASE OF: PRIME MONEY MARKET PORTFOLIO
    AMOUNT: (AMOUNT TO BE INVESTED)

An investor may open an account when placing an initial order by telephone, provided the investor thereafter submits an Account Information Form by mail. An Account Information Form is included with this Prospectus. PFPC Inc. will not process redemptions until it receives a fully completed and signed Account Information Form.

The Fund and the Transfer Agent each reserve the right to reject any purchase order for any reason.

SHARE CERTIFICATES. The Transfer Agent maintains a share account for each shareholder. The Fund does not issue share certificates.

ACCOUNT STATEMENTS. Monthly account statements are sent to investors to report transactions such as purchases and redemptions as well as dividends paid dur-ing the month.

MINIMUM INVESTMENT REQUIRED. The minimum initial investment in the Portfolio is $3,000,000. There is no minimum subsequent investment. The Fund reserves the right to waive the minimum investment requirement.

COMPUTATION OF NET ASSET VALUE. Shares of the Portfolio are sold on a continu-ous basis. Net asset value per share is determined as of 3:00 p.m., New York time on each Portfolio Business Day and at such times as may be appropriate or necessary. The net asset value per share of the Portfolio is computed by di-viding the value of the Portfolio's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Portfolio seeks to maintain a $1.00 net asset value; therefore the Portfolio uses the "Amortized Cost Method" to value individual holdings. For further information regarding the methods employed in valuing the Portfolio's investments, see "Determination of Net Asset Value" in the Portfolio's Statement of Additional Information.

Treasury regulations require that investors provide a certified Taxpayer Iden-tification Number (a "TIN") upon opening or reopening an account. See "Divi-dends, Distributions and Taxes." Failure to furnish a certified TIN to the Fund could subject the investor to backup withholding and a penalty imposed by the Internal Revenue Service (the "IRS").

                             How to Redeem Shares

GENERAL

The redemption price will be based on the net asset value next computed after receipt of a redemption request. Holders of shares of the Portfolio may redeem their shares without charge at the net asset value next determined after the Portfolio receives the redemption request. Redemption requests must be re-ceived in proper form and can be made by telephone request or wire request on any Portfolio Business Day between the hours of 9:00 a.m. and 5:00 p.m. (East-ern Time).

REDEMPTION PROCEDURES

Clients with a Bear Stearns brokerage account may submit redemption requests to their account executives or Authorized Dealers in person or by telephone, mail or wire. Bear Stearns account executives or Authorized Dealers are re-sponsible for promptly forwarding redemption requests to the Transfer Agent.

REDEMPTION DIRECTLY THROUGH THE TRANSFER AGENT
BY TELEPHONE. Provided your account is maintained directly with the Transfer Agent, redemption requests may be made by telephoning the Transfer Agent, PFPC Inc., at 1-800-447-1139. Shareholders must provide the Transfer Agent with the shareholder's account number, the exact name in which the shares are regis-tered and some additional form of identification such as a password. A redemp-tion by telephone may be made only if the telephone redemption authorization has been completed on the Account Information Form included with this Prospec-tus. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Transfer Agent will follow reasonable procedures to confirm that such instructions are genuine. If such procedures are followed, neither the Transfer Agent nor the Portfolio will be liable for any losses due to un-authorized or fraudulent redemption requests.

WRITTEN REQUESTS. If it is inconvenient to make redemptions by telephone, re-demption requests may be mailed or hand-delivered to the Transfer Agent.

Redemption requests may be made by writing to the Prime Money Market Portfo-lio, c/o PFPC Inc., P.O. Box 8960, Wilmington, Delaware 19899-8960. Written requests must be in proper form. The shareholder will need to provide the ex-act name in which the shares are registered, the Portfolio name, account num-ber, and the share or dollar amount requested.

If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the share-holder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. A signature guarantee is de-signed to protect the shareholders and the Portfolio against fraudulent trans-actions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed. A signature guarantee may be obtained from a do-mestic bank or trust company, broker-dealer, clearing agency or savings asso-ciation that are participants in a medallion program recognized by the securi-ties transfer association. The three recognized medallion programs are Securi-ties Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Pro-gram (SEMP) and New York

Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. The Fund reserves the right to amend or discontinue its signature guarantee policy at any time and, with re-gard to a particular redemption transaction, to require a signature guarantee at its discretion.

The Transfer Agent may request additional documentation to establish that a redemption request has been authorized properly. A redemption request will not be considered to have been received in proper form until such additional docu-mentation has been submitted to the Transfer Agent.

--------------------------------------------------------------------------------
FIRM INDICATION OF      COMPLETED
REDEMPTION REQUEST      REDEMPTION
AND APPROXIMATE         ORDER           REDEMPTION
SIZE OF REDEMPTION      RECEIVED        PROCEEDS             DIVIDENDS
--------------------------------------------------------------------------------
Should be received by   By 3:00 p.m.    Wired same Portfolio Not earned on day
2:30 p.m. Eastern Time  Eastern Time    business day         requested
                        After 3:00 p.m. Wired next Portfolio Earned on day
                        Eastern Time    business day         requested

If the Public Securities Association recommends that the government securities markets close early, the Portfolio may advance the time at which the Transfer Agent must receive notification of orders for purposes of determining eligi-bility for dividends on that day. If the Transfer Agent receives notification of a redemption request after the advanced time, it ordinarily will wire re-demption proceeds on the next Portfolio Business Day.

Due to the cost to the Fund of maintaining smaller accounts, the Fund reserves the right to redeem, upon 60 days' written notice, all shares in an account with an aggregate net asset value of less than $500,000 unless an investment is made to restore the minimum value. The Fund will not redeem accounts that fall below this amount solely as a result of a reduction in the net asset value of the Portfolio's shares.

PFPC Inc. may request additional documentation to establish that a redemption request has been authorized properly. A redemption request will not be consid-ered to have been received in proper form until such additional documentation has been submitted to PFPC Inc.

The Portfolio reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Portfolio. In addition, the Portfo-lio may redeem shares involuntarily or suspend the right of redemption as per-mitted under the 1940 Act, or under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemp-tion Information."

                      Dividends, Distributions and Taxes

Dividends will be automatically reinvested in additional Portfolio shares at net asset value, unless payment in cash is requested. The Portfolio's net in-vestment income is declared daily as a dividend on shares held of record at the close of business on the date of declaration. Shares begin accruing divi-dends on the day the purchase order for the shares is effective and continue to accrue dividends through the day before such shares are redeemed. All ex-penses are accrued daily and deducted before declaration of dividends to in-vestors. Cash dividends are paid monthly by check or wire transfer at the end of the month or after a redemption of all of an investor's shares.

Dividends are declared daily and paid monthly, following the close of the last Portfolio Business Day of the month. Shares purchased by wire before 3:00 p.m. (Eastern Time) begin earning dividends that day. The election to reinvest div-idends and distributions or receive them in cash may be changed at any time upon written notice to the Transfer Agent. All dividends and other distribu-tions are treated in the same manner for federal income tax purposes whether received in cash or reinvested in shares of the Portfolio. If no election is made, all dividends and distributions will be reinvested.

Net realized short-term capital gains, if any, will be distributed whenever the Trustees determine that such distributions would be in the best interest of the shareholders, which would be at least once per year. The Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Portfolio does not anticipate that it would realize any long-term capital gains, but should they occur, they also will be distributed at least once every 12 months.

Dividends, together with distributions of net realized short-term securities gains and all or a portion of any gains realized from the sale or other dispo-sition of market discount bonds paid by the Portfolio to a foreign investor generally are subject to U.S. withholding tax at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in an applicable tax treaty. Such distributions may also be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

Notice as to the tax status of investors' dividends and distributions will be mailed to them annually. Investors also will receive periodic summaries of their accounts which will include information as to dividends and distribu-tions from securities gains, if any, paid during the year.

Generally, the Portfolio must withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends and distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify that the TIN furnished in connection with opening an account is correct and that such shareholder has not received notice from the IRS of be-ing subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Further-more, the IRS may direct the Portfolio to institute backup withholding if the IRS determines that a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a federal income tax return.

A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner's federal income tax return.

While the Portfolio is not expected to have any federal tax liability, invest-ors should expect to be subject to federal, state and local taxes in respect of their investment in Portfolio shares. The Portfolio intends to qualify as a regulated investment company for federal income tax purposes if such qualifi-cation is in the best interests of its shareholders. Such qualification re-lieves the Portfolio of any liability for federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. However, the Portfolio may be subject to a nondeductible 4% excise tax, mea-sured with respect to certain undistributed amounts of taxable investment in-come and capital gains.

Each investor should consult its tax adviser regarding specific questions as to federal, state or local taxes applicable to an investment in the Portfolio.

                            Performance Information

From time to time, the "yields" and "effective yields" may be quoted in adver-tisements or in reports to shareholders. The "yield" quoted in advertisements for shares refers to the income generated by an investment in such shares over a specific period (such as a seven-day period) identified in the advertise-ment. This income is then "annualized"; that is, the amount of income gener-ated by the investment during that period is assumed to be generated each such period over a 52-week or one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Portfolio was purchased with an ini-tial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the re-deemable value of the investment at the end of the period. Advertisements of the Portfolio's performance will include the Portfolio's average annual total return for one, five and ten year periods, or for shorter periods, depending upon the length of time during which the Portfolio has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Portfolio's actual total return for the applicable period.

Total return is computed on a per-share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percent-age rate, which is calculated by combining the income and principal changes for a specified period and dividing them by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.

The Portfolio's yield figures represent past performance, will fluctuate and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. Any fees charged by institutional investors directly to their customers in connection with investments in Portfolio shares are not reflected in the Portfolio's expenses or yields; and, such fees, if charged, would reduce the actual return received by customers on their invest-ments. The methods used to compute the Portfolio's yields are described in more detail in the Statement of Additional Information. Investors may call 1-800-447-1139 to obtain current yield information.

The Portfolio performance may be compared to those of other mutual funds with similar objectives, to other relevant indices, or to rankings prepared by in-dependent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data are reported in na-tional financial publications such as Morningstar, Inc., Barron's, IBC Money Fund Report(R), The Wall Street Journal and The New York Times; reports pre-pared by Lipper Analytical Services, Inc., and publications of a local or re-gional nature.

                              General Information

The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 29, 1994. The Fund commenced op-erations on or about April 3, 1995, in connection with the offer of shares of certain of its other portfolios. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The Port-folio's shares are classified into two Classes--Class A and Class Y. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law. As of this date, only Class Y Shares are being offered.

The Fund is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. As described below, for certain matters Fund shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, Class Y shares of the Portfolio are being offered. From time to time, other portfolios and related classes of shares may be established and sold pursuant to other offering docu-ments. See "General Information."

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Portfolio and requires that notice of such disclaimer be given in each agree-ment, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder incur-ring financial loss on account of a shareholder liability is limited to cir-cumstances in which the Portfolio itself would be unable to meet its obliga-tions, a possibility which management believes is remote. Upon payment of any liability incurred by the Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The Fund's Trustees intend to conduct the operations of the Portfolio in a way that would avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolio. As discussed under "Management of the Fund" in the Portfolio's Statement of Additional Information, the Portfolio ordinar-ily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.

To date, the Fund's Board has authorized the creation of ten portfolios of shares. All consideration received by the Fund for shares of one of the port-folios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one portfolio (and as to classes within a portfolio) are treated separately from those of the other portfolios (and classes). The Fund has the ability to create, from time to time, new portfolios of shares without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submit-ted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon un-less approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfo-lio shall be deemed to be affected by a matter unless it is clear that the in-terests of such portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, Rule 18f-2 exempts the se-lection of independent accountants and the election of Trustees from the sepa-rate voting requirements of Rule 18f-2.

The Transfer Agent maintains a record of share ownership and will send confir-mations and statements of account.

Shareholder inquiries may be made by writing to the Fund at PFPC Inc., Atten-tion: Prime Money Market Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960, by calling 1-800-447-1139 or by calling Bear Stearns at 1-800-766-4111.

                                   Appendix

INVESTMENT TECHNIQUES
In connection with its investment objective and policies, the Portfolio may employ, among others, the following investment techniques which may involve certain risks.

BORROWING MONEY
As a fundamental policy, the Portfolio is permitted to borrow to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's total assets. However, the Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market value, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Portfolio's to-tal assets, the Portfolio will not make any additional investments.

CERTAIN PORTFOLIO SECURITIES

MONEY MARKET INSTRUMENTS
The Portfolio may invest, in the circumstances described under "Description of the Fund--Management Policies," in the following types of money market instru-ments, each of which at the time of purchase must have or be deemed to have under rules of the SEC remaining maturities of 397 days or less.

U.S. GOVERNMENT SECURITIES
The Portfolio may purchase securities issued or guaranteed by the U.S. Govern-ment, its agencies, or Government-sponsored enterprises, which include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and Government-sponsored en-terprises, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the is-suer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or Government-spon-sored enterprise; and others, such as those issued by the Student Loan Market-ing Association, only by the credit of the agency or Government-sponsored en-terprise. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides finan-cial support to such U.S. Government agencies or Government-sponsored enter-prises, no assurance can be given that it will always do so, since it is not so obligated by law.

Securities issued or guaranteed by the U.S. Government, its agencies or Gov-ernment-sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of the securities may vary during the period an in-vestor owns shares of the Portfolio.

U.S. TREASURY STRIPS
The Portfolio may invest in separately traded principal and interest compo-nents of securities backed by the full faith and credit of the U.S. Treasury. The principal and interest components of U.S. Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest com-ponents are separately issued by the U.S. Treasury at the request of deposi-tory financial institutions, which then trade the component parts separately. Under the stripped bond rules of the Code, investments by the Portfolio in STRIPS will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities. In accordance with Rule 2a-7, the Portfolio's invest-ments in STRIPS are limited to those with maturity components not exceeding 397 days.

VARIABLE AND FLOATING RATE SECURITIES
The interest rates payable on certain securities in which the Portfolio may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods. Interest on a floating rate obligation is adjusted when-ever there is a change in the market rate of interest on which the interest rate payable is based. Variable and floating rate obligations are less effec-tive than fixed rate instruments at locking in a particular yield. Such obli-gations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation. The Portfolio will take demand or reset features into consideration in determining the average portfolio duration of the Fund and the effective maturity of individual securities.

BANK OBLIGATIONS
The Portfolio may invest in bank obligations, including certificates of depos-it, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidi-aries of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt ob-ligations of U.S. domestic issuers. Such risks include possible future politi-cal and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restric-tions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign depos-its.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Portfolio will not benefit from insurance from the Bank In-surance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. The Portfolio will not invest more than 10% of the value of its net assets in time deposits maturing in more than seven days and in other securities that are illiquid.

Banker's acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include unin-sured, direct obligations bearing fixed, floating or variable interest rates.

REPURCHASE AGREEMENTS
Repurchase agreements involve the acquisition by the Portfolio of an under-lying debt instrument, subject to an obligation of the seller to repurchase, and the Portfolio to resell, the instrument at a fixed price usually not more than one week after its purchase. Certain costs may be incurred by the Portfo-lio in connection with the sale of the securities if the seller does not re-purchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securi-ties, realization on the securities by the Portfolio may be delayed or limit-ed.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS
Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

INVESTMENT COMPANY SECURITIES
The Portfolio may invest in securities issued by other investment companies. Under the 1940 Act, the Portfolio's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's total assets with re-spect to any one investment company and (iii) 10% of the Portfolio's total as-sets in the aggregate. Investments in the securities of other investment com-panies will involve duplication of advisory fees and certain other expenses.

ILLIQUID SECURITIES
The Portfolio may invest up to 10% of the value of its net assets in securi-ties as to which a liquid trading market does not exist, provided such invest-ments are consistent with the Portfolio's investment objective. Such securi-ties may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale and repurchase agreements that have a term of more than seven days. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

The Portfolio may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). The Portfolio may also purchase securities that are not registered under the Secu-rities Act of 1933, as amended, but which can be sold to qualified institu-tional buyers in accordance with Rule 144A under that Act ("Rule 144A securi-ties"). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors such as the Portfolio that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other institu-tional investors such as the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) pa-per or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities.

The
Bear Stearns
Funds


575 Lexington Avenue
New York, NY 10022
1-800-766-4111


Distributor
Bear, Stearns & Co. Inc.
245 Park Avenue
New York, NY 10167

Investment Adviser
Bear Stearns Asset Management Inc.
575 Lexington Avenue
New York, NY 10022

Administrator
Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

Custodian
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

Transfer & Dividend
Disbursement Agent
PFPC Inc.
Bellevue Corporate Center
400 Bellevue Parkway
Wilmington, DE 19809

Counsel
Kramer, Levin, Naftalis & Frankel
919 Third Avenue
New York, NY 10022

Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THE PRIME MONEY MARKET PORTFOLIO'S PROSPECTUS AND IN THE PRIME MONEY MARKET PORTFOLIO'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF PRIME MONEY MARKET PORTFOLIO'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THE PRIME MONEY MARKET PORTFOLIO'S PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                                                                             BSF

                                                                     Rule 497(c)
                                                       Registration No. 33-84842


--------------------------------------------------------------------------------


                             THE BEAR STEARNS FUNDS
                            LARGE CAP VALUE PORTFOLIO
                            SMALL CAP VALUE PORTFOLIO
                           TOTAL RETURN BOND PORTFOLIO
                      CLASS A, CLASS B, CLASS C AND CLASS Y

                                     PART B
                      (STATEMENT OF ADDITIONAL INFORMATION)

                                  JULY 28, 1998


--------------------------------------------------------------------------------



         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current relevant prospectus (the "Prospectus") dated July 28, 1998 of The Bear Stearns Funds (the "Fund"), as each may be revised from time to time, offering shares of three diversified portfolios (each, a "Portfolio"): Large Cap Value Portfolio and Small Cap Value Portfolio (together, the "Equity Portfolios") and Total Return Bond Portfolio (the "Bond Portfolio"). To obtain a free copy of such Prospectus, please write to the Fund at PFPC Inc. ("PFPC"), Attention: [Name of Portfolio], P.O. Box 8960, Wilmington, Delaware 19899-8960, call 1-800-447- 1139 or call Bear, Stearns & Co. Inc. ("Bear Stearns") at 1-800-766-4111.


         Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as each Portfolio's investment adviser.

         Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., is the administrator of the Portfolios.

         Bear Stearns, an affiliate of BSAM, serves as distributor of each Portfolio's shares.

                                TABLE OF CONTENTS
                                                                            Page


Investment Objective and Management Policies...........................     B-2
Management of the Fund.................................................     B-10
Management Arrangements................................................     B-13
Purchase and Redemption of Shares......................................     B-17
Determination of Net Asset Value.......................................     B-20
Dividends, Distributions and Taxes.....................................     B-21
Portfolio Transactions.................................................     B-28
Performance Information................................................     B-30
Code of Ethics.........................................................     B-31
Information About the Fund.............................................     B-32
Custodian, Transfer and Dividend Disbursing Agent,
  Counsel and Independent Auditors.....................................     B-36
Financial Statements...................................................     B-37
Appendix...............................................................     B-38

                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

         The following information supplements and should be read in conjunction with the section in the Portfolios' Prospectus entitled "Description of the Portfolios."

Portfolio Securities

         Bank Obligations. (All Portfolios) Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by each Portfolio are insured by the FDIC (although such insurance may not be of material benefit to a Portfolio, depending on the principal amount of the CDs of each bank held by such Portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by each Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

         Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

         Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

         In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

         In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BSAM carefully evaluates such investments on a case-by-case basis.

Mortgage-Related Securities

         U.S. Government Agency Securities. (Bond Portfolio) Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

         U.S. Government Related Securities. (Bond Portfolio) Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.

         Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Repurchase Agreements. (All Portfolios) Each Portfolio's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which each Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. BSAM will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Each Portfolio will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

         Municipal Obligations. (Bond Portfolio) Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase  agreements which are similar to installment  purchase  contracts for property or equipment issued by municipalities. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligation and purchased and sold separately. The Bond Portfolio will invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Bond Portfolio investments.

         Commercial Paper and Other Short-Term Corporate Obligations. (All Portfolios) Variable rate demand notes include variable amount master demand notes, which are obligations that permit each Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. As mutually agreed between the parties, a Portfolio may increase the amount under the notes at any time up to the full amount provided by the note agreement, or decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, BSAM will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and an Equity Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Equity Portfolios' Prospectus for other commercial paper issuers.

         Illiquid Securities. (All Portfolios) When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, each Portfolio will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between a Portfolio's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, if a substantial market of qualified institutional buyers develops for certain unregistered securities purchased by a Portfolio pursuant to Rule 144A under the Securities Act of 1933, as amended, such Portfolio intends to treat them as liquid securities in accordance with procedures approved by the Fund's Board of Trustees. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board of Trustees has directed BSAM to monitor carefully each Portfolio's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Portfolio's investing in such securities may have the effect of increasing the level of illiquidity in such Portfolio during such period.

         Ratings of Debt. (Bond Portfolio) Subsequent to its purchase by the Bond Portfolio, a debt issue may cease to be rated or its rating may be reduced below the minimum required for purchase by the Bond Portfolio. Neither event will require the sale of such securities by the Bond Portfolio, but BSAM will consider such event in determining whether the Bond Portfolio should continue to hold the securities. To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), Fitch Investors Service, L.P. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") may change as a result of changes in such organizations or their rating systems, the Bond

Portfolio  will  attempt  to  use  comparable   ratings  as  standards  for  its
investments in accordance with the investment policies contained in the Portfolio's Prospectus and this Statement of Additional Information.

Management Policies

         Each Portfolio may engage in the following practices in furtherance of its objective.

         Options Transactions. (All Portfolios) Each Portfolio may engage in options transactions, such as purchasing or writing covered call or put options. The principal reason for writing covered call options, which are call options with respect to which a Portfolio owns the underlying security or securities, is to realize, through the receipt of premiums, a greater return than would be realized on a Portfolio's securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

         Options written by the Portfolios ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the time the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. Each Portfolio may write (a) in-the-money call options when BSAM expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when BSAM expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of- the-money call options when BSAM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

         So  long  as a  Portfolio's  obligation  as  the  writer  of an  option continues, such Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or a Portfolio effects a closing purchase transaction. A Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

         While it may choose to do otherwise, each Portfolio generally will purchase or write only those options for which BSAM believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that otherwise may interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

         Stock Index Options. (Equity Portfolios) Each Equity Portfolio may purchase and write put and call options on stock indexes listed on U.S. or foreign securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index.

         Options on stock  indexes are  similar to options on stock  except that
(a) the expiration cycles of stock index options are generally monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of a stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         Futures Contracts and Options on Futures Contracts. (All Portfolios) Each Portfolio may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or, to the extent permitted under applicable law, on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading in commodities that are not currently traded in the United States or arbitrage possibilities not available in the United States.

         Initially, when purchasing or selling futures contracts, a Portfolio will be required to deposit with the Fund's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, at the then prevailing price, which will operate to terminate the Portfolio's existing position in the contract.

         Although each Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Portfolio to substantial losses. If it is not possible, or the Portfolio determines not, to close a futures position in anticipation of adverse price movements, the Portfolio will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

         In addition, to the extent a Portfolio is engaging in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities owned by the Portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indexes, the risk of imperfect correlation increases as the composition of each Equity Portfolio's investments varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, a Portfolio may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

         Upon exercise of an option on a futures contract, the writer of the option will deliver to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of each Portfolio.

         Foreign Currency Transactions. (Equity Portfolios) If an Equity Portfolio enters into a currency transaction, it will deposit, if so required by applicable regulations, with its custodian cash, U.S. Government securities or other high grade debt obligations, in a segregated account of the Equity Portfolio in an amount at least equal to the value of the Equity Portfolio's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Equity Portfolio's commitment with respect to the contract.

         At or before the maturity of a forward contract, the Equity Portfolio either may sell a security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Equity Portfolio will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Equity Portfolio retains the portfolio security and engages in an offsetting transaction, such Equity Portfolio, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between the Equity Portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Equity Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Equity Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The cost to each Equity Portfolio of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, an Equity Portfolio may not be able to contract to sell the currency at a price above the devaluation level it anticipates. The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), may cause the Fund to restrict the degree to which each Equity Portfolio engages in currency transactions. See "Dividends, Distributions and Taxes."

         Lending Portfolio Securities. (All Portfolios) To a limited extent, each Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Portfolio can increase its income through the investment of the cash collateral. For purposes of this policy, a Portfolio considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by such Portfolio to be the equivalent of cash. From time to time, a Portfolio may return to the borrower or a third party which is unaffiliated with such Portfolio, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.


         The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) each Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) each Portfolio must be able to terminate the loan at any time; (4) each Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) each Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. The Portfolios have appointed Custodial Trust Company (CTC) an affiliate of BSAM as the Lending Agent. CTC received a fee for its services.

         Investment Restrictions. Each Portfolio has adopted investment restrictions numbered 1 through 10 as fundamental policies. These restrictions cannot be changed, as to a Portfolio, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Portfolio's outstanding voting shares. Investment restrictions numbered 11 through 16 are not fundamental policies and may be changed by vote of a majority of the Trustees at any time. No Portfolio may:

         1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or sponsored enterprises.

         2. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or sponsored enterprises may be purchased, without regard to any such limitation.

         3. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Portfolio's total assets.

         4. Invest in commodities, except that each Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         5. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but each Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

         6. Borrow money, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33-1/3% of the value of such company's total assets. For purposes of this Investment
Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

         7. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, each Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Trustees.

         8. Act as an underwriter of securities of other issuers, except to the extent each Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

         9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

         10. Purchase securities on margin, but each Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         Non-Fundamental Restrictions.

         11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         12. Purchase, sell or write puts, calls or combinations thereof, except
as  described  in  the  Portfolios'   Prospectus  and  Statement  of  Additional
Information.

         13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

         14. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

         The following investment restrictions numbered 15 and 16, which are not fundamental policies, apply only to the Equity Portfolios. Neither of these Portfolios may:

         15. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Equity Portfolio's investments in all such companies to exceed 5% of the value of its total assets.

         16. Invest in the securities of a company for the purpose of exercising management or control, but each Equity Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.


                             MANAGEMENT OF THE FUND

         Trustees and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

NAME AND ADDRESS                                      PRINCIPAL OCCUPATION
   (AND AGE)               POSITION WITH FUND        DURING PAST FIVE YEARS
   ---------               ------------------        ----------------------


Peter M. Bren (64)         Trustee                President  of  The  Bren  Co.,
126 East 56th Street                              since 1969; President of Koll,
New York, NY  10021                               Bren   Realty   Advisors   and
                                                  Senior   Partner  for  Lincoln
                                                  Properties prior thereto.

Alan J. Dixon* (70)        Trustee                Partner of Bryan  Cave,  a law
7535 Claymont Court                               firm   in  St.   Louis   since
Apt. #2                                           January  1993;  United  States
Belleville, IL  62223                             Senator of Illinois from  1981
                                                  to 1993.

John R. McKernan, Jr. (50) Trustee                Chairman  and Chief  Executive
P.O. Box 15213                                    Officer      of       McKernan
Portland,  ME 02110                               Enterprises    since   January
                                                  1995;  Governor of Maine prior
                                                  thereto.


M.B. Oglesby, Jr. (56)     Trustee                President and Chief  Executive
700 13th Street, N.W.                             Officer,     Association    of
Suite 400                                         American  Railroads  from June
Washington, D.C. 20005                            1997  to  March   1998;   Vice
                                                  Chairman    of    Cassidy    &
                                                  Associates  from February 1996
                                                  to  June  1997;   Senior  Vice
                                                  President of RJR Nabisco, Inc.
                                                  from  April  1989 to  February
                                                  1996;  Former  Deputy Chief of
                                                  Staff-White House from 1988 to
                                                  January 1989.

NAME AND ADDRESS                                      PRINCIPAL OCCUPATION
   (AND AGE)               POSITION WITH FUND        DURING PAST FIVE YEARS
   ---------               ------------------        ----------------------

Michael Minikes (53)       Trustee                Senior  Managing  Director  of
245 Park Avenue            Chairman               Bear Stearns  since  September
New York, NY  10167                               1985;  Chairman  of BSFM since
                                                  December  1997;  Treasurer  of
                                                  Bear  Stearns   since  January
                                                  1986;  Treasurer  of The  Bear
                                                  Stearns  Companies  Inc. since
                                                  September  1985;  Director  of
                                                  The  Bear  Stearns   Companies
                                                  Inc. since October 1989.

Robert S. Reitzes* (54)    President              President of Mutual Funds-Bear
575 Lexington Avenue                              Stearns Asset  Management  and
New York, NY  10022                               Senior  Managing  Director  of
                                                  Bear Stearns since March 1994;
                                                  Co-Director  of  Research  and
                                                  Senior  Chemical   Analyst  of
                                                  C.J.   Lawrence/Deutsche  Bank
                                                  Securities  Corp. from January
                                                  1991 to March 1994.

Peter Fox (46)
Three First National Plaza Executive Vice         Founder,    Fox    Development
Chicago, IL  60602         President              Corp., 1998; Managing Director
                                                  - Emeritus, Bear Stearns since
                                                  February 1997; Senior Managing
                                                  Director, Public Finance, Bear
                                                  Stearns from 1987 to 1997.

William J. Montgoris (51)  Executive Vice         Chief  Financial  Officer  and
245 Park Avenue            President              Chief Operating Officer,  Bear
New York, NY  10167                               Stearns.

Stephen A. Bornstein (55)
575 Lexington Avenue       Vice President         Managing    Director,    Legal
New York, NY 10022                                Department;  General  Counsel,
                                                  Bear Stearns Asset Management.

Frank J. Maresca (39)      Vice President         Managing   Director   of  Bear
and Treasurer                                     Stearns since  September 1994;
245 Park Avenue                                   Chief  Executive  Officer  and
New York, NY  10167                               President    of   BSFM   since
                                                  December    1997;    Associate
                                                  Director of Bear  Stearns from
                                                  September  1993  to  September
                                                  1994;  Vice  President of Bear
                                                  Stearns  from  March  1992  to
                                                  September 1993.


Donalda L. Fordyce (39)    Vice President         Senior  Managing  Director  of
575 Lexington  Avenue                             Bear   Stearns   since  March,
New York, NY 10022                                1996;      previously     Vice
                                                  President,   Asset  Management
                                                  Group,  Goldman,   Sachs  from
                                                  1986 to 1996.

NAME AND ADDRESS                                      PRINCIPAL OCCUPATION
   (AND AGE)               POSITION WITH FUND        DURING PAST FIVE YEARS
   ---------               ------------------        ----------------------

Ellen T. Arthur (48)       Secretary              Associate   Director  of  Bear
575 Lexington Avenue                              Stearns  since  January  1996;
New York, NY  10022                               Secretary    of   BSAM   since
                                                  December 1997;  Senior Counsel
                                                  and Corporate  Vice  President
                                                  of  PaineWebber   Incorporated
                                                  from April  1989 to  September
                                                  1995.

Vincent L. Pereira (33)    Assistant              Associate   Director  of  Bear
245 Park Avenue            Treasurer              Stearns since  September 1995;
New York, NY  10167                               Treasurer   and  Secretary  of
                                                  BSFM since December 1997; Vice
                                                  President of Bear Stearns from
                                                  May  1993 to  September  1995;
                                                  Assistant  Vice  President  of
                                                  Mitchell     Hutchins    Asset
                                                  Management  Inc.  from October
                                                  1992 to May 1993.

Christina  LaMastro  (28)  Assistant              Legal    Assistant   of   Bear
575  Lexington  Avenue     Secretary              Stearns    since   May   1997;
New York,  NY 10022                               Assistant  Secretary  of  BSAM
                                                  since      December      1997;
                                                  Compliance  Assistant at Reich
                                                  & Tang L.P.  from  April  1996
                                                  through   April  1997;   Legal
                                                  Assistant   at   Fulbright   &
                                                  Jaworski  L.P. from April 1993
                                                  through April 1996.


         The Fund pays its non-affiliated Board members an annual retainer of $5,000 and a per meeting fee of $500 and reimburses them for their expenses. The Fund does not compensate its officers. The aggregate amount of compensation paid to each Board member by the Fund and by all other funds in the Bear Stearns Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the fiscal year ended March 31, 1998 is as follows:

                                                                                                                  (5)
                                                               (3)                                               Total
                                      (2)                  Pension or                    (4)               Compensation from
            (1)                    Aggregate           Retirement Benefits        Estimated Annual           Fund and Fund
       Name of Board              Compensation         Accrued as Part of           Benefits Upon           Complex Paid to
          Member                  from Fund *            Fund's Expenses             Retirement              Board Members


Peter M. Bren                        $8,000                   None                      None                  $20,000 (2)

Alan J. Dixon                        $8,000                   None                      None                  $ 8,000 (1)

John R. McKernan, Jr.                $8,000                   None                      None                  $20,000 (2)

M.B. Oglesby, Jr.                    $8,000                   None                      None                  $20,000 (2)

Robert S. Reitzes**                   None                    None                      None                      None

Michael Minikes**                     None                    None                      None                      None




---------------------

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to approximately $8,600 Board members of the Fund, as a group.

** Robert S. Reitzes resigned as a Director to Funds effective September 8, 1997. Michael Minikes was appointed as replacement for Mr. Reitzes effective September 8, 1997.

         Board members and officers of the Fund, as a group, owned less than 1% of the Portfolio's shares outstanding on June 30, 1998.



        For so long as the Plan described in the section captioned "Management Arrangements--Distribution Plans" remains in effect, the Fund's Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Fund.

        No meetings of shareholders of the Fund will be held for the sole purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Fund's Agreement and Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.


                             MANAGEMENT ARRANGEMENTS

        The following information supplements and should be read in conjunction with the section in the Portfolios' Prospectus entitled "Management of the Portfolios."

        General. On December 3, 1997, BSFM, the registered investment adviser of the Portfolios, changed its name to BSAM. On December 4, 1997, BSFM formed a new corporate entity under the laws of Delaware to conduct mutual fund administrative work for The Bear Stearns Funds and other affiliated and non-affiliated investment companies.

        Investment Advisory Agreement. BSAM provides investment advisory services to each Portfolio pursuant to the Investment Advisory Agreement (the "Agreement") dated February 22, 1995, as revised May 4, 1995, with the Fund. As to each Portfolio, the Agreement is subject to annual approval by (i) the Fund's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSAM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Board of Trustees, including a majority of the Trustees who are not "interested persons" of any party to the Agreement, last approved the Agreement at a meeting held on January 28, 1997. The Agreement is terminable, as to each Portfolio, without penalty, on 60 days' notice, by the Fund's Board of Trustees or by vote of the holders of a majority of the Portfolio's shares, or, on not less than 90 days' notice, by BSAM. As to the relevant Portfolio, the Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

        BSAM is a wholly owned subsidiary of The Bear Stearns Companies Inc. The following persons are directors and/or senior officers of BSAM: Mark A. Kurland, President, Chairman of the Board and Director; Robert S. Reitzes, Executive Vice President and Director; Donalda L. Fordyce, Vice President, Chief Operating Officer and Director; Ellen T. Arthur, Secretary; and Warren
J. Spector and Robert M. Steinberg, Directors.


        BSAM provides investment advisory services to each Portfolio in accordance with its stated policies, subject to the approval of the Fund's Board of Trustees. BSAM provides each Portfolio with portfolio managers who are authorized by the Board of Trustees to execute purchases and sales of securities. The portfolio managers of the Equity Portfolios are Robert S. Reitzes, Mark A. Kurland, James G. McCluskey, Gail Sprute and Harris Cohen. The portfolio managers of the Bond Portfolio are Jon Geisinger and Peter E. Mahoney. All purchases and sales are reported for the Board of Trustees' review at the meeting subsequent to such transactions.

         As compensation for BSAM's advisory services, each Equity Portfolio has agreed to pay BSAM a monthly fee at the annual rate of 0.75 of 1% of the value of such Equity Portfolio's average daily net assets. The Bond Portfolio has agreed to pay BSAM a monthly fee at the annual rate of 0.45 of 1% of the value of the Bond Portfolio's average daily net assets. For the fiscal year ended March 31, 1997, the investment advisory fees payable by the Large Cap Value Portfolio, Small Cap Value Portfolio and the Bond Portfolio amounted to $151,578, $285,539 and $98,957, respectively. For the fiscal year ended March 31, 1998, the investment advisory fees payable by the Large Cap Value Portfolio, Small Cap Value Portfolio and the Bond Portfolio amounted to $140,641, $425,409 and $91,715, respectively. These amounts were waived pursuant to an undertaking by BSAM, resulting in no fees being paid by the Large Cap Value Portfolio, Small Cap Value Portfolio and the Bond Portfolio. In addition, BSAM reimbursed $161,196, $86,666 and $280,261 for Large Cap Value Portfolio, Small Cap Value
Portfolio and the Bond Portfolio, respectively, in order to maintain the voluntary expense limitation for the fiscal year ended March 31, 1997. BSAM reimbursed $185,275, $20,648 and $275,119 for Large Cap Value Portfolio, Small Cap Value Portfolio and the Bond Portfolio, respectively, in order to maintain the voluntary expense limitation, for the fiscal year ended March 31, 1998.

        Administration Agreement. BSFM provides certain administrative services to the Fund pursuant to the Administration Agreement dated February 22, 1995, as revised April 11, 1995, June 2, 1997 , September 8, 1997 and February 4, 1998 with the Fund. As to each Portfolio, the Administration Agreement will continue until February 22, 1999 and thereafter will be subject to annual approval by (i) the Fund's Board of Trustees or (ii) vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the Portfolio, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSFM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable, as to each Portfolio, without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the

Portfolio's shares or, upon not less than 90 days' notice, by BSFM. As to the relevant Portfolio, the Administration Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


        As compensation for BSFM's administrative services, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.15 of 1% of each Portfolio's average daily net assets. For the fiscal year ended March 31, 1997, the administration fees amounted to $30,232, $57,108 and $32,986, respectively, for the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio. For the fiscal year ended March 31, 1998, the administration fees accrued amounted to $28,128, $85,085 and $30,572, respectively, for the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio.


        Administrative Services Agreement. PFPC provides certain administrative services to the Fund pursuant to the Administrative Services Agreement dated February 22, 1995, as revised September 8, 1997 with the Fund. The Administrative Services Agreement is terminable upon 60 days notice by either the Fund or PFPC. PFPC may assign its rights or delegate its duties under the Administrative Services Agreement to any wholly-owned direct or indirect subsidiary of PNC Bank, National Association or PNC Bank Corp., provided that
(i) PFPC gives the Fund 30 days notice; (ii) the delegate (or assignee) agrees with PFPC and the Fund to comply with all relevant provisions of the 1940 Act; and (iii) PFPC and such delegate (or assignee) promptly provide information requested by the Fund in connection with such delegation.


        As compensation for PFPC's administrative services, the Fund has agreed to pay PFPC a monthly fee at the rate set forth in the Portfolios' Prospectus. For the fiscal year ended March 31, 1997, the administrative services fees payable by the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio amounted to $99,570, $119,822 and $99,469, respectively, as a result of a waiver of fees by PFPC. For the fiscal year ended March 31, 1998, the administrative services fees for the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio amounted to $100,107, $134,255 and $98,944, respectively, as a result of a waiver of fees by PFPC.


        Distribution Plans. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board of Trustees has adopted a distribution and shareholder servicing plan with respect to Class A and Class C shares and a distribution plan with respect to Class B shares (the "Distribution Plans"). The Fund's Board of Trustees believes that there is a reasonable likelihood that the Distribution Plans will benefit each Portfolio and the holders of its Class A, Class B and Class C shares.

        A quarterly report of the amounts expended under the Distribution Plans, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, each Distribution Plan provides that it may not be amended to increase materially the costs which holders of a class of shares may bear pursuant to such Plan without approval of such effected shareholders and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. In addition, because Class B shares automatically convert into Class A shares after eight years, the Fund is required by a Securities and Exchange Commission rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to each Distribution Plan that would materially increase the amount to be paid by Class A shareholders under such Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the 1940 Act), voting separately by class. Each Distribution Plan and related agreements is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on such Plan. The Distribution Plan with respect to Class A and Class C shares was so approved on February 4, 1998. The Distribution Plan with respect to the Class B shares was so approved on September 8, 1997 and February 4, 1998. Each Distribution Plan is terminable at any time, as to each class of each Portfolio, by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Plan agreements or by vote of holders of a majority of the relevant class' shares. A Plan agreement is terminable, as to each class of each Portfolio, without penalty, at any time, by such vote of the Trustees, upon not more than 60 days written notice to the parties to such agreement or by vote of the holders of a majority of the relevant class' shares. A Plan agreement will terminate automatically, as to the relevant class of a Portfolio, in the event of its assignment (as defined in the 1940 Act).

        For the period from April 3, 1995 (commencement of operations) through March 31, 1996, the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio paid Bear Stearns $13,300, $22,762 and $14,093, respectively, with respect to Class A shares and $23,300, $37,577 and $11,638, respectively, with respect to Class C shares under the Plan. Of such amounts, the following amounts were paid as indicated for Class A and C shares of each Portfolio:

                    Large Cap Value Portfolio   Small Cap Value Portfolio   Total Return Bond Portfolio
                    Class A        Class C      Class A       Class C         Class A          Class C
                    -------        -------      -------       -------         -------          -------

Payments to
Brokers or Dealers  $13,300        ----         $22,762          ----          $14,093             ----

Payments for           ----      $23,300            ----      $37,577            ----           $11,638
Advertising

         For the  fiscal  year  ended  March  31,  1997,  the  Large  Cap  Value
Portfolio,  Small Cap  Value  Portfolio  and Bond  Portfolio  paid Bear  Stearns
$27,440, $57,907 and $15,344, respectively, with respect to Class A shares and $37,332, $111,111 and $12,483, respectively, with respect to Class C shares under the Plan. Of such amounts, the following amounts were paid as indicated for Class A and C shares of each Portfolio:

                        Large Cap Value Portfolio     Small Cap Value Portfolio     Total Return Bond Portfolio
                        -------------------------     -------------------------      ---------------------------
                        Class A      Class C          Class A         Class C       Class A       Class C
                        -------      -------          -------         -------       -------       -------
Payments to
Brokers or Dealers       $27,440    $15,234          $57,907        $30,062          $15,344      $6,904

Payments to                 ----    $22,098          $81,049        $81,049            ----       $5,579
Underwriters


         For the fiscal year ended March 31, 1998, the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio paid Bear Stearns $32,237, $95,967 and $11,111, respectively, with respect to Class A shares, $271, $830 and $21, respectively, with respect to Class B shares and $40,215, $145,963 and $10,434, respectively, with respect to Class C shares under the Plan. Of such amounts, the following amounts were paid as indicated for Class A, B and C shares of each Portfolio:

                                 Large Cap Value Portfolio         Small Cap Value Portfolio       Total Return Bond Portfolio
                                 Class A    Class B    Class C     Class A   Class B    Class C    Class A   Class B    Class C
                                 -------    -------    -------     -------   -------    -------    -------   -------    -------
Payments to Brokers and         $16,119        ----   $31,566     $47,984       ----     $95,103   $7,936       ----    $8,499
Dealers

Payments for Advertising,       $16,119        ----       ----    $47,984       ----       ----    $3,175       ----      ----
Printing, Mailing of
Prospectuses to prospective
shareholders, compensation to
sales personnel, and interest
carrying, or other financing
charges

Payments to Underwriters           ----        $271    $8,649       ----        $830     $50,860       ----      $21    $1,935


                                      Total Return Bond Portfolio
                                   Class A      Class B       Class C
                                   -------      ------       -------
Payments to Underwriters           $7,936         21          _____

Payments for Advertising,          $3,175                     _____
Printing, Mailing of
Prospectuses to prospective
shareholders, compensation to
sales personnel, and interest
carrying, or other financing
charges


         Shareholder Servicing Plan. The Fund has adopted a shareholder servicing plan on behalf of the Portfolios' Class B shares and the Class C shares of the Bond Portfolio (the "Shareholder Servicing Plan"). In accordance with the Shareholder Servicing Plan, the Fund may enter into shareholder service agreements under which the Portfolio pays fees of up to 0.25% of the average daily net assets of Class B shares or Class C shares of the Bond Portfolio for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of the shares or their accounts or similar services not otherwise provided on behalf of the Portfolio.

         Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by BSAM. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of BSAM or its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a particular portfolio are charged against the assets of that portfolio; other expenses of the Fund are allocated among the portfolios on the basis determined by the Board of Trustees, including, but not limited to, proportionately in relation to the net assets of each Portfolio.

         Expense Limitation. BSAM agreed that if, in any fiscal year, the aggregate expenses of a Portfolio, exclusive of taxes, brokerage commissions, interest on borrowings and (with prior written consent of the necessary state securities commissions) extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Portfolio, the Fund may deduct from the payment to be made to BSAM, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis. No such expense limitations currently apply to any Portfolio.

         Activities of BSAM and its Affiliates and Other Accounts Managed by BSAM. The involvement of BSAM, Bear Stearns and their affiliates in the management of, or their interests in, other accounts and other activities of BSAM and Bear Stearns may present conflicts of interest with respect to the Portfolios or limit the Portfolios' investment activities. BSAM, Bear Stearns and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Portfolios and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Portfolios. BSAM, Bear Stearns and its affiliates will not have any obligation to make available any accounts managed by them, for the benefit of the management of the Portfolios. The results of the Portfolios' investment activities, therefore, may differ from those of Bear Stearns and its affiliates and it is possible that the Portfolios could sustain losses during periods in which BSAM, Bear Stearns and its affiliates and other accounts achieve significant profits on their trading for proprietary and other accounts. From time to time, the Portfolios' activities may be limited because of regulatory restrictions applicable to Bear Stearns and its affiliates, and/or their internal policies designed to comply with such restrictions.

                        PURCHASE AND REDEMPTION OF SHARES

         The following information supplements and should be read in conjunction with the sections in the Portfolios' Prospectus entitled "How to Buy Shares" and "How to Redeem Shares."

         The Distributor. Bear Stearns serves as the Portfolios' distributor on a best efforts basis pursuant to an agreement dated February 22, 1995, as revised September 8, 1997 and February 4, 1998, which is renewable annually. For the period April 3, 1995 (commencement of operations) through March 31, 1996, Bear Stearns retained $72, $388 and $10,549 from the sales loads on Class A shares of the Large Cap Value Portfolio, Small Cap Value Portfolio and the Bond Portfolio, respectively, and $110, $583 and $185 from contingent deferred sales charges ("CDSC") on Class C shares of the Large Cap Value Portfolio, Small Cap Value Portfolio and the Bond Portfolio, respectively. For the fiscal year ended March 31, 1997, Bear Stearns retained $68,262, $214,826 and $11,400 from the sales loads on Class A shares of the Large Cap Value Portfolio, Small Cap Value Portfolio and the Bond Portfolio, respectively, and $552, $4,052 and $100 from contingent deferred sales charges ("CDSC") on Class C shares of the Large Cap Value Portfolio, Small Cap Value Portfolio and the Bond Portfolio, respectively. For the fiscal year ended March 31, 1998, Bear Stearns retained $68,262, $214,826 and $11,400 from the sales loads on Class A shares of the Large Cap Value Portfolio, Small Cap Value Portfolio and the Bond Portfolio, respectively, and $552, $4,052 and $100 from CDSC on Class C shares of the Large Cap Value Portfolio, Small Cap Value Portfolio and the Bond Portfolio, respectively. In some states, banks or other institutions effecting transactions in Portfolio shares may be required to register as dealers pursuant to state law.


         Purchase Order Delays. The effective date of a purchase order may be delayed if PFPC, the Portfolios' transfer agent, is unable to process the purchase order because of an interruption of services at its processing facilities. In such event, the purchase order would become effective at the purchase price next determined after such services are restored.


         Sales Loads--Class A. Set forth below is an example of the method of computing the offering price of the Class A shares of each Portfolio. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares on March 31, 1998.


         EQUITY PORTFOLIOS:         Large Cap Value    Small Cap Value
                                       Portfolio          Portfolio
                                       ---------          ---------


Net Asset Value per Share              $20.83              $ 23.65
                                       ======              =======

Per Share Sales Charge - 5.50%
  of offering price (5.82% of
  net asset value per share)             1.21                 1.38
                                        -----                 ----

Per Share Offering Price to
   the Public                          $22.04              $ 25.03
                                       ======              =======

BOND PORTFOLIO:
Net Asset Value per Share               12.37

Per Share Sales Charge - 4.50%
  of offering price (4.71% of
  net asset value per share)             0.58

Per Share Offering Price to
  the Public                           $12.95


         Redemption Commitment. Each Portfolio has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

         Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets each Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of a Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect Portfolio shareholders.

         Alternative Sales Arrangements - Class A, Class B, Class C and Class Y Shares. The availability of three classes of shares to individual investors permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Portfolio shares may receive different compensation with respect to one class of shares than the other. Bear Stearns will not accept any order of $500,000 or more of Class B shares or $1 million or more of Class C shares, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of a Portfolio instead. A fourth class of shares may be purchased only by certain institutional investors at net asset value per share (the "Class Y shares").

         The four classes of shares each represent an interest in the same portfolio investments of a Portfolio. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

         The methodology for calculating the net asset value, dividends and distributions of each Portfolio's Class A, B, C and Y shares recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Portfolio's total assets, and then equally to each outstanding share within a given class. Such general expenses include
(i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, (iv) fees to independent trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution Plan and Shareholder Servicing Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Portfolio as a whole.

         None of the instructions described elsewhere in the Prospectus or Statement of Additional Information for the purchase, redemption, reinvestment, exchange, or transfer of shares of a Portfolio, the selection of classes of shares, or the reinvestment of dividends apply to Class Y shares.

                        DETERMINATION OF NET ASSET VALUE

         The following information supplements and should be read in conjunction with the section in the Portfolios' Prospectus entitled "How to Buy Shares."

         Valuation of Portfolio Securities. Equity Portfolio securities, including covered call options written by an Equity Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be converted into U.S. dollars at the prevailing market rates for purposes of calculating net asset value. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world for such foreign securities, the calculation of net asset value does not take place contemporaneously with the determination of prices of such securities. Forward currency contracts will be valued at the current cost of offsetting the contract. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Trustees. Expenses and fees, including the investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of an Equity Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

         Substantially all of the Bond Portfolio's investments (including short-term investments) are valued each business day by one or more independent pricing services (the "Service") approved by the Fund's Board of Trustees. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Any assets or liabilities initially expressed in terms of foreign currency will be converted into U.S. dollars at the prevailing market rates for purposes of calculating net asset value. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world for such foreign securities, the calculation of net asset value does not take place contemporaneously with the determination of prices of such securities. Other investments valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which are not valued by the Service are carried at amortized cost, which approximate value. Other investments that are not valued by the Service are valued at the average of the most recent bid and asked prices in the market in which such investments are primarily traded, or at the last sales price for securities traded primarily on an exchange or the national securities market. In the absence of reported sales of investments traded primarily on an exchange or the national securities market, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available. Expenses and fees, including the investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Bond

Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.


         Each Portfolio's restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees. The Board of Trustees will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board of Trustees generally will take the following factors into consideration: (i) restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased (this discount will be revised periodically by the Board of Trustees if the Board of Trustees believe that it no longer reflects the value of the restricted securities); (ii) restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost; and (iii) any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.


         New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


         The following information supplements and should be read in conjunction
with  the  section  in  each   Portfolio's   Prospectus   entitled   "Dividends,
Distributions and Taxes."

         The following is only a summary of certain additional federal income tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.

         Qualification as a Regulated Investment Company. Each Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, count toward satisfaction of the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

         In general, gain or loss recognized by a Portfolio on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation purchased by a Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation. In addition, under the rules of Code section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code section 1256 (unless the Portfolio elects otherwise), will generally be treated as ordinary income or loss.

         Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Portfolio's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Portfolio and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Portfolio on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where a Portfolio has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to a Portfolio's shareholders.

         In general, for purposes of determining whether capital gain or loss recognized by a Portfolio on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Portfolio as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Portfolio grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Portfolio grants an in-the-money qualified covered call option with respect thereto. In addition, a Portfolio may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by a Portfolio on the lapse of, or any gain or loss recognized by the Portfolio from a closing transaction with respect to, an option written by the Portfolio will be treated as a short-term capital gain or loss.


         Certain transactions that may be engaged in by a Portfolio (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Portfolio, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Portfolio that are not Section 1256 contracts.

         A Portfolio may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Portfolio invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Portfolio will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Portfolio receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, a Portfolio that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Portfolio will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Portfolio's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Portfolio included in income in previous years. The Portfolio's holding period with respect to its PFIC stock subject to the election will commence on the first day of the next taxable year. If a Portfolio makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

         Finally, if a Portfolio does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Portfolio upon the sale or other disposition of its interest in the PFIC or any "excess distribution" (as defined) received by the Portfolio from the PFIC will be allocated ratably over the Portfolio's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Portfolio's gross income for such year as ordinary income (and the distribution of such portion by the Portfolio to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Portfolio level), (3) the Portfolio shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Portfolio to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Portfolio thereon) will again be taxable to the shareholders as an ordinary income dividend.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.


         In addition to satisfying the requirements described above, each Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

         If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to a tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.


         Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated  investment  company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).


         Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

         Portfolio Distributions. Each Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below.

         A Portfolio may either retain or distribute to shareholders its net capital gain for each taxable year. Each Portfolio currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Portfolio prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon a Portfolio's disposition of domestic "small business" stock will be subject to tax.


         Conversely, if a Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.


         Ordinary income dividends paid by a Portfolio with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Portfolio from domestic corporations for the taxable year. A dividend received by a Portfolio will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code section 246(c)(3)and (4) any period during which the Portfolio has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Portfolio or (2) by application of Code section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from a Portfolio into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

         Investment income that may be received by a Portfolio from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested in various countries is not known.

         Distributions by a Portfolio that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by a Portfolio will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Portfolios or shares of another portfolio (or another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Portfolio reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Portfolio, distributions of such amounts will be taxable to the shareholder in the manner described above, although they economically constitute a return of capital to the shareholder.


         Ordinarily, shareholders are required to take distributions by a Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.


         A Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number , (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income , or (3) who has failed to certify to the Portfolio that it is not subject to backup withholding or that it is an exempt recipient (such as a corporation).


         Sale or Redemption of Shares. A shareholder will recognize gain or loss on the sale or redemption of shares of a Portfolio in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Portfolio within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Portfolio will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long-term capital gain recognized by an individual shareholder will be taxed at the lowest rate applicable to capital gains if the holder has held such shares for more than 18 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

         If a shareholder (1) incurs a sales load in acquiring shares of a Portfolio,(2) disposes of such shares less than 91 days after they are acquired, and (3) subsequently acquires shares of the same or another Portfolio or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

         Foreign Shareholders. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from a Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Portfolio, capital gain dividends, and amounts retained by a Portfolio that are designated as undistributed capital gains.

         If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of such Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.


         In the case of foreign noncorporate shareholders, a Portfolio may be required to withhold U.S. federal income tax at the rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Portfolio with proper notification of their foreign status.


         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio, including the applicability of foreign taxes.

         Effect of Future Legislation; State and Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect .

         Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Portfolios.



                             PORTFOLIO TRANSACTIONS

         BSAM assumes general supervision over placing orders on behalf of the Bond Portfolio for the purchase or sale of investment securities. Purchases and sales of portfolio securities usually are principal transactions. Bond Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or a market maker for the securities. Usually no brokerage commissions are paid by the Bond Portfolio for such purchases. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter and the purchase price paid to market makers for the securities may include the spread between the bid and asked price. Bond Portfolio transactions are allocated to various dealers by the its portfolio managers in their best judgment.

         BSAM assumes general supervision over placing orders on behalf of each Equity Portfolio for the purchase or sale of investment securities. Allocation of brokerage transactions, including their frequency, is made in BSAM's best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement BSAM's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by BSAM and BSAM's fees are not reduced as a consequence of the receipt of such supplemental information. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that BSAM, as applicable, determines in good faith that such commission is reasonable in terms of the transaction or the overall responsibility of BSAM to the Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long-term.

         Such supplemental information may be useful to BSAM in serving each Equity Portfolio and the other funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to BSAM in carrying out its obligations to each Equity Portfolio. Sales of Portfolio shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by BSAM being engaged simultaneously in the purchase or sale of the same security. Certain of BSAM's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to each Equity Portfolio for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, each Portfolio will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Foreign exchange transactions of each Equity

Portfolio are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

         Portfolio turnover may vary from year to year as well as within a year. The portfolio turnover rate for the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio for the period April 3, 1995 (commencement of operations) through March 31, 1996 was 45%, 41% and 107%, respectively. The portfolio turnover rate for the fiscal year ended March 31, 1997 was 137%, 57% and 263%, respectively. In periods in which extraordinary market conditions prevail, BSAM will not be deterred from changing investment strategy as rapidly as needed, in which case higher portfolio turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by BSAM based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

         To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Securities and Exchange Commission thereunder, the Board of Trustees has determined that transactions for each Portfolio may be executed through Bear Stearns if, in the judgment of BSAM, the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, Bear Stearns charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under rules recently adopted by the Securities and Exchange
Commission, Bear Stearns may directly execute such transactions for each Portfolio on the floor of any national securities exchange, provided (i) the Board of Trustees has expressly authorized Bear Stearns to effect such transactions, and (ii) Bear Stearns annually advises the Board of Trustees of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.


         For the fiscal year ended March 31, 1997, Large Cap Value Portfolio and Small Cap Value Portfolio paid total brokerage commissions of $59,523 and $102,411, respectively, of which approximately $1,300 and $9,000 was paid to Bear Stearns, respectively. The Large Cap Value Portfolio and Small Cap Value Portfolio paid 2.18% and 8.79%, respectively, of its commissions to Bear Stearns, and, with respect to all the securities transactions for each Equity Portfolio, 2.93% and 8.89% of the transactions, respectively, involved commissions being paid to Bear Stearns. No brokerage commissions were paid by the Bond Portfolio.

         For the fiscal year ended March 31, 1998, Large Cap Value Portfolio and Small Cap Value Portfolio paid total brokerage commissions of $26,799 and $302,476, respectively, of which approximately $522 and $1,728, respectively, was paid to Bear Stearns. The Large Cap Value Portfolio and Small Cap Value Portfolio paid 1.95% and 0.57%, respectively, of its commissions to Bear Stearns, and, with respect to all the securities transactions for each Equity Portfolio, 1.89% and 1.15% of the transactions, respectively, involved commissions being paid to Bear Stearns. For the fiscal year ended March 31, 1998, the Large Cap Value Portfolio and Small Cap Value Portfolio paid an average commission rate per share of $0.0581 and $0.0557, respectively. The percentage of commissions for which they received research services paid by the Large Cap Value Portfolio and Small Cap Value Portfolio was 98.40% and 94.95%, respectively, of the total brokerage commissions paid by each Portfolio.

                             PERFORMANCE INFORMATION

         The following information supplements and should be read in conjunction
with  the  section  in  the   Portfolios'   Prospectus   entitled   "Performance
Information."


         Current yield for the 30-day period ended March 31, 1998 for Class A, Class C and Class Y of the Bond Portfolio was 5.86%, 5.21% and 6.21%, respectively. The current yield for each class reflects the waiver and reimbursement of certain fees and expenses by the investment adviser, without which the Portfolio's current yield for such period would have been 3.87% for Class A, 3.67% for Class C and 4.42% for Class Y. Current yield of the Bond Portfolio is computed pursuant to a formula which operates as follows: The amount of the Bond Portfolio's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned by the Bond Portfolio during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the maximum offering price per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.


         Average annual total return of each Portfolio is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B the maximum applicable CDSC has been paid upon redemption at the end of the period.

         Total return of each Portfolio is calculated by subtracting the amount of the Portfolio's net asset value (maximum offering price in the case of
 Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B and C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B and C shares, which, if reflected, would reduce the performance quoted.


         The chart below sets forth average annual total return from inception* through March 31, 1998 and total return for one-year and inception* through March 31, 1998 for Class A, Class C and Class Y:


                TOTAL RETURN - INCEPTION* THROUGH MARCH 31, 1998

                                    Class A                                    Class B                             Class C
                                    -------                                    -------                             -------
                         Based on Maximum      Based on Net    Based on Maximum        Based on Net      Based on       Based on Net
Name of Portfolio        Offering Price         Asset Value     Offering Price          Asset Value      Maximum CDSC    Asset Value
-----------------        ---------------       ------------     ---------------        ------------      ------------    -----------

Large Cap Value           100.86%             110.90%            8.04%                 13.70%           N/A            107.85%
Portfolio

Small Cap Value           109.93%             120.43%           11.83%                17.69%            N/A            116.88%
Portfolio

Income Portfolio           19.32%             24.00%            (5.04%)               (0.04%)           N/A             22.47%


                             Class Y
                             -------
                            Based on Net
Name of Portfolio           Asset Value
-----------------            -----------

Large Cap Value            83.29%
Portfolio

Small Cap Value            104.44%
Portfolio

Income Portfolio           18.39%





                  TOTAL RETURN - ONE-YEAR ENDED MARCH 31, 1998

                                    Class A                                    Class B                          Class C
                                    -------                                    -------                          -------
                         Based on Maximum    Based on Net    Based on Maximum        Based on Net      Based on       Based on Net
Name of Portfolio        Offering Price       Asset Value     Offering Price          Asset Value      Maximum CDSC   Asset Value
-----------------        ---------------     ------------     ---------------        ------------      ------------    -----------

Large Cap Value               37.69%           44.59%                N/A                   N/A                N/A            43.94%
Portfolio

Small Cap Value               39.90%           46.86%                N/A                   N/A                N/A            46.10%
Portfolio

Income Portfolio              5.31%             9.43%                N/A                   N/A                N/A             8.92%


                              Class Y
                              -------
                             Based on Net
Name of Portfolio            Asset Value
-----------------             -----------

Large Cap Value              45.27%
Portfolio

Small Cap Value              47.54%
Portfolio

Income Portfolio              9.81%




                                  AVERAGE ANNUAL TOTAL RETURN - INCEPTION* THROUGH MARCH 31, 1998

                                    Class A                                    Class B                          Class C
                                    -------                                    -------                          -------
                         Based on Maximum    Based on Net    Based on Maximum        Based on Net      Based on       Based on Net
Name of Portfolio        Offering Price       Asset Value     Offering Price          Asset Value      Maximum CDSC   Asset Value
-----------------        ---------------     ------------     ---------------        ------------      ------------    -----------

Large Cap Value              26.20%             28.27%                N/A                   N/A                N/A            27.65%
Portfolio

Small Cap Value              28.07%             30.18%                N/A                   N/A                N/A            29.47%
Portfolio

Income Portfolio             6.08%               7.45%                N/A                   N/A                N/A             7.01%



                             Class Y
                          Based on Net
Name of Portfolio         Asset Value
-----------------         ------------

Large Cap Value
Portfolio                    26.75%

Small Cap Value
Portfolio                    29.36%

Income Portfolio              6.81%



* Class A and Class C shares of Large Cap Value Portfolio commenced investment operations on April 4, 1995. Class A and Class C shares of Small Cap Value Portfolio commenced investment operations on April 3, 1995. Class A and Class C shares of the Bond Portfolio commenced investment operations on April 5, 1995. The initial public offering of the Class Y shares of Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio commenced on September 11, June 22, and September 8, 1995, respectively.


                                 CODE OF ETHICS

         The Fund, on behalf of each Portfolio, has adopted an amended and restated Code of Ethics (the "Code of Ethics"), which established standards by which certain access persons of the Fund must abide relating to personal securities trading conduct. Under the Code of Ethics, access persons which include, among others, trustees and officers of the Fund and employees of the Fund and BSAM, are prohibited from engaging in certain conduct, including: (1) the purchase or sale of any security for his or her account or for any account in which he or she has any direct or indirect beneficial interest, without prior approval by the Fund or without the applicability of certain exemptions; (2) the recommendation of a securities transaction without disclosing his or her interest in the security or issuer of the security; (3) the commission of fraud in connection with the purchase or sale of a security held by or to be acquired by each Portfolio; and (4) the purchase of any securities in an initial public offering or private placement transaction eligible for purchase or sale by each Portfolio without prior approval by the Fund. Certain transactions are exempt from item (1) of the previous sentence, including: (1) any securities transaction, or series of related transactions, involving 500 or fewer shares of
(i) an issuer with an average monthly trading volume of 100 million shares or more, or (ii) an issuer that has a market capitalization of $1 billion or greater; and (2) transactions in exempt securities or the purchase or sale of securities purchased or sold in exempt transactions.

         The Code of Ethics specifies that access persons shall place the interests of the shareholders of each Portfolio first, shall avoid potential or actual conflicts of interest with each Portfolio, and shall not take unfair advantage of their relationship with each Portfolio. Under certain circumstances, the Adviser to each Portfolio may aggregate or bunch trades with other clients provided that no client is materially disadvantaged. Access persons are required by the Code of Ethics to file quarterly reports of personal securities investment transactions. However, an access person is not required to report a transaction over which he or she had no control. Furthermore, a trustee of the Fund who is not an "interested person" (as defined in the 1940 Act) of the Fund is not required to report a transaction if such person did not know or, in the ordinary course of his duties as a Trustee of the Fund, should have known, at the time of the transaction, that, within a 15 day period before or after such transaction, the security that such person purchased or sold was either purchased or sold, or was being considered for purchase or sale, by each Portfolio. The Code of Ethics specifies that certain designated supervisory persons and/or designated compliance officers shall supervise implementation and enforcement of the Code of Ethics and shall, at their sole discretion, grant or deny approval of transactions required by the Code of Ethics.

                           INFORMATION ABOUT THE FUND

         The following information supplements and should be read in conjunction with the section in the Portfolios' Prospectus entitled "General Information."

         Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.

         The Fund will send annual and semi-annual financial statements to all its shareholders.

         As of July 28, 1998, the following shareholders owned, directly or indirectly, 5% or more of the indicated class of the Portfolio's shares.

                                                         Percent of Large Cap
                                                            Value Portfolio
Name and Address                                      Class A Shares Outstanding
----------------                                      --------------------------


Bear, Stearns Securities Corp.                                   17.3
FBO 200-40406- 19
1 Metrotech Center North
Brooklyn, NY  11201-3859

                                                         Percent of Large Cap
                                                            Value Portfolio
Name and Address                                      Class B Shares Outstanding
----------------                                      --------------------------

Bear, Stearns Securities Corp.                                    8.3%
FBO 051-35974-19
1 Metrotech Center North
Brooklyn, NY  11201-3859

Donaldson Lufkin Jenrette                                         5.7%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-9998

Bear, Stearns Securities Corp.                                    6.6%
FBO 127-95173-10
1 Metrotech Center North
Brooklyn, NY  11201-3859

Raymond James Assoc. Inc.                                        14.5%
For Elite Account 54008603
300 Brickstone Square, 9th Floor
Andover, MA  01810

Priscilla A. Pickles                                              6.2%
600 Hillcrest Ave.
Methuen, MA  01844

                                                         Percent of Large Cap
                                                            Value Portfolio
Name and Address                                      Class C Shares Outstanding
----------------                                      --------------------------

Bear, Stearns Securities Corp.                                    6.2%
FBO 220-43167-11
1 Metrotech Center North
Brooklyn, NY  11201-3859


                                                         Percent of Large Cap
                                                            Value Portfolio
Name and Address                                      Class Y Shares Outstanding
----------------                                      --------------------------

Bear, Stearns Securities Corp.                                   12.0%
FBO  049-40734-14
1 Metrotech Center North
Brooklyn, NY  11201-3859

Bear, Stearns Securities Corp.                                    6.3%
FBO 049- 40503-13
1 Metrotech Center North
Brooklyn, NY  11201-3859

Bear, Stearns Securities Corp.                                    5.4%
FBO 051-36493-19
1 Metrotech Center North
Brooklyn, NY  11201-3859

Bear, Stearns Securities Corp.                                    5.0%
FBO 051-36492-10
1 Metrotech Center North
Brooklyn, NY  11201-3859

EAMCO                                                            16.9%
FBO 02130004
Attn:  Mutual Funds Desk
c/o Riggs Bank N.A.
P.O. Box 96211
Washington, DC  20090-6211


                                                         Percent of Small Cap
                                                            Value Portfolio
Name and Address                                      Class A Shares Outstanding
----------------                                      --------------------------

Bear, Stearns Securities Corp.                                    5.4%
FBO 042-13302-18
1 Metrotech Center North
Brooklyn, NY   11201-3859

Mainstreet Trust Company                                          5.2%
Cust API Trust Growth Fund
PO Box 5228
Martinsville, VA  24115

                                                         Percent of Small Cap
                                                            Value Portfolio
                                                      Class B Shares Outstanding
                                                      --------------------------

Bear Stearns Securities Corp.                                    5.1%
FBO 984- 13624-25
1 Metrotech Center North
Brooklyn, NY  01201-3859

                                                         Percent of Small Cap
                                                            Value Portfolio
Name and Address                                      Class Y Shares Outstanding
----------------                                      --------------------------

Custodial Trust Company                                          22.5%
101 Carnegie Center
Princeton, NJ  08540

Bear Stearns Securities Corp.                                     5.3%
FBO  049-40880-16
1 Metrotech Center North
Brooklyn, NY   01201-3859


                                                        Percent of Total Return
                                                             Bond Portfolio
Name and Address                                      Class A Shares Outstanding
----------------                                      --------------------------

Bear, Stearns Securities Corp.                                   29.5%
FBO 051-29339-12
1 Metrotech Center North
Brooklyn, NY  11201-3859

Bear, Stearns Securities Corp.                                    7.8%
FBO 051-26459-12
1 Metrotech Center North
Brooklyn, NY  11201-3859


                                                        Percent of Total Return
                                                             Bond Portfolio
Name and Address                                      Class B Shares Outstanding
----------------                                      --------------------------

Bear  Stearns Securities Corp.                                    6.8%
FBO  037-12362-17
1 Metrotech Center North
Brooklyn, NY   01201-3859

Bruce E. Brizzi                                                   9.1%
and Pamela J. Brizzi
JT Ten Wros
131 Oristmill LN
Zeliehople, PA  16063

Wexford Cleaning Services Corp.                                  75.8%
FBO UA DTD 03 0796
22960 Cass Ave.
Woodland Hills, CA  91364-3917


                                                        Percent of Total Return
                                                             Bond Portfolio
Name and Address                                      Class C Shares Outstanding
----------------                                      --------------------------

Bear, Stearns Securities Corp.                                   12.3%
FBO 498-00055-18
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear, Stearns Securities Corp.                                    8.3%
FBO 220-43677-14
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear, Stearns Securities Corp.                                    7.9%
FBO 220-43671-10
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear, Stearns Securities Corp.                                    7.8%
FBO 498-00056-17
1 Metrotech Center North
Brooklyn, NY 11201-3859


                                                        Percent of Total Return
                                                             Bond Portfolio
Name and Address                                      Class Y Shares Outstanding
----------------                                      --------------------------

Bear, Stearns Securities Corp.                                   11.7%
FBO 049- 40503-13
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear, Stearns Securities Corp.                                   10.8%
FBO 051-98474-12
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear, Stearns Securities Corp.                                    6.5%
FBO 046-03216-15
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear, Stearns Securities Corp.                                    6.1%
FBO 049-40716-16
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear, Stearns Securities Corp.                                    9.1%
FBO 051-35282-16
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear, Stearns Securities Corp.                                   14.5%
FBO 049-40863-17
1 Metrotech Center North
Brooklyn, NY 11201-3859


         A shareholder who beneficially owns, directly or indirectly, more than 25% of a Portfolio's voting Securities may be deemed a "control person" (as defined in the 1940 Act) of a Portfolio.


           CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                            AND INDEPENDENT AUDITORS

         Custodial Trust Company ("CTC"), 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is each Portfolio's custodian. Under a custody agreement with each Portfolio, CTC holds each Portfolio's securities and keeps all necessary accounts and records. For its services,

CTC receives from each Portfolio an annual fee of the greater of 0.015% of the value of the domestic assets held in custody or $5,000, such fee to be payable monthly based upon the total market value of such assets, as determined on the last business day of the month. In addition, CTC receives certain securities transactions charges which are payable monthly. PFPC, Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is each Portfolio's transfer agent, dividend disbursing agent and registrar. Neither CTC nor PFPC has any part in determining the investment policies of any Portfolio or which securities are to be purchased or sold by any Portfolio.

         Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022, as counsel for the Fund, has provided legal advice as to certain legal matters regarding the shares of beneficial interest being sold pursuant to the Portfolios' Prospectus.

         Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1434, independent auditors, have been selected as auditors of the Fund.


                              FINANCIAL STATEMENTS


         The Portfolios' annual report to shareholders for the fiscal year ended March 31, 1998 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference into this Statement of Additional Information.

                                    APPENDIX

         Description  of certain  ratings  assigned by S&P,  Moody's,  Fitch and
Duff:

S&P

Bond Ratings

                                       AAA

         Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

         Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                        A

         Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                       BBB

         Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Rating

         The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.


Moody's

Bond Ratings

                                       Aaa

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                       Baa

         Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

         The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or relating supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

Bond Ratings

         The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                       AAA

         Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

         Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                        A

         Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                       BBB

         Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                      F-1+

         Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                       F-1

         Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                       F-2

         Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

Duff

Bond Ratings

                                       AAA

         Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                       AA

         Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                        A

         Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                       BBB

         Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Rating

         The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

                                                                     Rule 497(c)
                                                       Registration No. 33-84842


                             THE BEAR STEARNS FUNDS
                         INTERNATIONAL EQUITY PORTFOLIO
                               CLASS A, B, C AND Y
                                     PART B
                      (STATEMENT OF ADDITIONAL INFORMATION)

                                  July 28, 1998


         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current relevant Prospectus dated July 28, 1998 of the International Equity Portfolio (the "Portfolio") of The Bear Stearns Funds (the "Fund"), as each may be revised from time to time. To obtain a free copy of such Prospectus, please write to the Fund at PFPC Inc. ("PFPC"), Attention: The International Equity Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960, call 1-800-447-1139 or call Bear, Stearns & Co. Inc. ("Bear Stearns") at 1-800-766-4111.


         Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the Portfolio's investment adviser. Marvin & Palmer Associates, Inc. (the "Sub-Adviser") has been engaged to provide investment advisory services, including portfolio management, to the Portfolio subject to the supervision of BSAM. BSAM and the Sub-Adviser are collectively referred to herein as the "Advisers."

         Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., is the administrator of the Portfolio.

         Bear Stearns, an affiliate of BSAM, serves as distributor of the Portfolio's shares.


                                TABLE OF CONTENTS
                                                                           Page


Investment Objective and Management Policies.............................  B-2
Management of the Fund...................................................  B-22
Management Arrangements..................................................  B-25
Purchase and Redemption of Shares........................................  B-31
Determination of Net Asset Value.........................................  B-33
Dividends, Distributions and Taxes.......................................  B-34
Portfolio Transactions...................................................  B-40
Performance Information..................................................  B-41
Code of Ethics...........................................................  B-41
Information About the Fund...............................................  B-42
Custodian, Transfer and Dividend Disbursing Agent,
Counsel and Independent Auditors.........................................  B-43
Financial Statements.....................................................  B-43

                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

         The following information supplements and should be read in conjunction with the section in the Portfolios' Prospectus entitled "Description of the Portfolio."

Portfolio Securities

         Convertible Securities. The Portfolio may invest in convertible securities, including debt securities and preferred stock of an issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. When the market price of the common stock underlying a convertible security exceeds the conversion price, however, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, The convertible securities in which the Portfolio may invest are subject to the same rating criteria as the Portfolio's investments in non-convertible debt securities. Convertible debt securities are equity investments for purposes of the Portfolio's investment policies.

         Warrants and Stock Purchase Rights. The Portfolio may invest up to 5% of its net assets, calculated at the time of purchase, in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. The Portfolio will invest in warrants and rights only if such equity securities are deemed appropriate by the Advisers for investment by the Portfolio. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

         Foreign Securities. The Portfolio may invest in securities issued by foreign companies, foreign branches of U.S. banks, foreign banks, or other foreign issuers, including sponsored and unsponsored American Depositing Receipts ("ADRs"), Global Depositing Receipts ("GDRs") and European Depository Receipts ("EDRs") and securities purchased in foreign securities exchanges.
Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, the Portfolio's investments in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Portfolio may be subject to currency exposure independent of its securities positions.

         Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

         Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolio endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of the Portfolio's assets are uninvested and no return is earned on such assets. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio securities or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Portfolio's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         The Portfolio may invest in foreign securities which take the form of sponsored and unsponsored ADRs, GDRs, EDRs or other similar instruments representing securities of foreign issuers (collectively "Depository Receipts"). An ADR is a negotiable receipt, usually issued by a U.S. bank, that evidences ownership of a specified number of foreign securities on deposit with a U.S. depository and entities the shareholder to all dividends and capital gains of the underlying securities. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

         ADRs are classified as either "unsponsored" or "sponsored." With sponsored ADRs, the issuer of the underlying foreign security and the depository enter into a deposit agreement, which sets out the rights and responsibilities of the issuer, the depository and the ADR holder. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, thereby ensuring that ADR holders will be able to exercise voting rights through the depositary with respect to deposited securities. In addition, the depositary usually agrees to provide shareholder communications and other information to the ADR holder at the request of the issuer of the deposited securities. With an unsponsored ADR, there is no agreement between the depositary and the issuer and the depositary is usually under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of deposited securities. With regard to unsponsored ADRs held by the Portfolio, there may be an increased possibility that the Portfolio would not become aware of or be able to respond to corporate actions such as stock splits or rights offerings in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments.

         The Portfolio may invest in emerging market countries (as defined in the Prospectus). Political and economic structures in many emerging market countries may be undergoing significant evolution and rapid development, and emerging market countries may lack the social, political and economic stability characteristic of more developed countries. Certain emerging market countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See "Investing in Emerging Market Countries," below.

         The Portfolio may invest in securities quoted or denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Portfolio may invest in securities quoted or denominated in other currency "baskets."

         Foreign Government Securities. The Portfolio may invest in debt obligations of foreign governments and governmental agencies, including those of emerging market countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Portfolio may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatile sovereign debt market prices. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

         Certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank, and may be unwilling or unable to make repayments as they become due. Lower quality debt securities are generally unsecured and may be subordinated to the claims of other creditors. Accordingly, the risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities.

         Emerging Market Securities. The Portfolio may invest in the securities of issuers located in emerging market countries. "Emerging market countries" are countries that are considered to be emerging or developing by the World Bank, the International Finance Corporation, or the United Nations and its authorities. A company is considered to be an emerging market company if (i) its securities are principally traded in the capital markets of an emerging market country; (ii) it derives at least 50% of its total revenue from either goods produced or services rendered in emerging market countries or from sales made in emerging market countries, regardless of where the securities of such companies are principally traded; (iii) it maintains 50% or more of its assets in one or more emerging market countries; or (iv) it is organized under the laws of, or has a principal office in, an emerging market country.

         The securities markets of certain emerging market countries are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging market countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging markets may also affect the Portfolio's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

         Transaction costs, including brokerage commissions or dealer mark-ups, in emerging market countries may be higher than in the United States and other developed securities markets. In addition, the securities of non-U.S. issuers generally are not registered with the Securities and Exchange Commission, nor are the issuers thereof usually subject to the Securities and Exchange Commission's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable in the U.S. In addition, existing laws and regulations of emerging market countries are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

         Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from several of the emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Portfolio. The Portfolio may be required to establish special custodial or other arrangements before investing in certain emerging market countries.

         Emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Japan and most Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection or conflict. Such economic, political and social instability could disrupt the principal financial markets in which the Portfolio may invest and adversely affect the value of the Portfolio's assets.

         The economies of emerging market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging market countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

         The Portfolio's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See "Dividends, Distributions and Taxes."

         Equity Securities. Equity securities consist of common stocks, convertible securities and preferred stocks. Preferred stock generally receives dividends before distributions are paid on common stock and ordinarily has a priority claim over common stockholders if the issuer of the stock is liquidated. Domestic and foreign stocks, and American Depositary Receipts (ADRs) are eligible for inclusion of the Focus List.

         Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Portfolio, depending on the principal amount of the CDs of each bank held by the Portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

         Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

         Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

         In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

         In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BSAM carefully evaluates such investments on a case-by-case basis.

         Repurchase Agreements. The Portfolio's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. The Advisers will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. The Portfolio will consider on an ongoing basis the credit worthiness of the institutions with which it enters into repurchase agreements.

         Commercial Paper and Other Short-Term Corporate Obligations. Variable rate demand notes include variable amount master demand notes, which are obligations that permit the Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. As mutually agreed between the parties, the Portfolio may increase the amount under the notes at any time up to the full amount provided by the note agreement, or decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, the Advisers will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Portfolio's Prospectus for other commercial paper issuers.

         Illiquid Securities. The Portfolio may hold up to 15% of its net assets in repurchase agreements that have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. BSAM anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. BSAM will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees. In reaching liquidity decisions, BSAM will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of BSAM; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         The staff of the Securities and Exchange Commission has taken the position that purchased over-the-counter (OTC) options and the assets used as "cover" for written OTC options are illiquid securities unless the Portfolio and the counterparty have provided for the Portfolio, at the Portfolio's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Portfolio of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Portfolio to treat the securities used as "cover" as liquid.

         Corporate Debt Obligations. The Portfolio may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

         An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on the Portfolio's net asset value to the extent it invests in such securities. In addition, the Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

         The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of the Portfolio to dispose of a particular security when necessary to meet its redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Advisers could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating the Portfolio's net asset value.

         Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Portfolio may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

         Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Portfolio's net asset value.

         Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

         Zero Coupon Bonds. The Portfolio's investments in fixed income securities may include zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by the Portfolio defaults, the Portfolio may obtain no return at all on its investment. The Portfolio will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Portfolio's distribution obligations. See "Dividends, Distributions and Taxes."

         Variable and Floating Rate Securities. The interest rates payable on certain fixed-income securities in which the Portfolio may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, reasonably can be expected to have a market value that approximate its par value. A floating rate obligation is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, reasonably can be expected to have a market value that approximates its par value. Variable and floating rate obligations provide holders with protection against rises in interest rates, but pay lower yields than fixed rate obligations of the same maturity. Variable rate obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

         Custodial Receipts. The Portfolio may invest up to 5% of its net assets in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

         Mortgage-Related Securities. The Portfolio may invest in mortgage-related securities. Mortgage-related securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal, and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-related securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Portfolio may purchase mortgage-related securities at a premium or at a discount.

         U.S. Government Agency Securities. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass- Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

         U.S. Government Related Securities. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.

         Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States created pursuant to an act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Asset-Backed Securities. Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

         Like mortgage-related securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. The Portfolio's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that the Portfolio invests in asset-backed securities, the values of its portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

         Asset-backed securities present certain additional risks that are not presented by mortgage-related securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Management Policies

         The Portfolio engages in the following practices in furtherance of its objective.

         Options on Securities. The Portfolio may purchase put and call options and write covered put and call options on debt and equity securities, financial indices (including stock indices), U.S. and foreign government debt securities and foreign currencies. These may include options traded on U.S. or foreign exchanges and options traded on U.S. or foreign over-the-counter markets ("OTC options"), including OTC options with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York.

         The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). By writing a call option, the Portfolio becomes obligated during the term of the option, upon exercise of the option, to deliver the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When the Portfolio writes a call option, the Portfolio loses the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.


         The purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Portfolio becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Portfolio might, therefore, be obligated to purchase the underlying securities for more than their current market price.

         The writer of an option retains the amount of the premium, although this amount may be offset or exceeded, in the case of a covered call option, by a decline and, in the case of a covered put option, by an increase in the market value of the underlying security during the option period.

         The Portfolio may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Portfolio may therefore purchase a put option on other carefully selected securities, the values of which BSAM expects will have a high degree of positive correlation to the values of such portfolio securities. If BSAM's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If BSAM'S judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Portfolio's investments and therefore the put option may not provide complete protection against a decline in the value of the Portfolio's investments below the level sought to be protected by the put option.

         The Portfolio may similarly wish to hedge against appreciation in the value of securities that it intends to acquire at a time when call options on such securities are not available. The Portfolio may, therefore, purchase call options on other carefully selected securities the values of which BSAM expects will have a high degree of positive correlation to the values of the securities that the Portfolio intends to acquire. In such circumstances the Portfolio will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Portfolio is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Portfolio.

         The Portfolio may write options on securities in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Portfolio's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

         The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

         Prior to being notified of the exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be canceled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its contra-party with no clearing organization guarantee. Thus, when the Portfolio purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as the loss of the expected benefit of the transaction.

         When the Portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the OTC option. While the Portfolio will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Portfolio is able to effect a closing purchase transaction in a covered OTC call option the Portfolio has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Portfolio may be unable to liquidate an OTC option. See "Illiquid Securities" below.

         OTC options purchased by the Portfolio will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Portfolio will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option Agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. See "Illiquid Securities" below.

         The Portfolio may write only "covered" options. This means that so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option a segregated account consisting of cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, having a value equal to or greater than the exercise price of the option. In the case of a straddle written by the Portfolio, the amount maintained in the segregated account will equal the amount, if any, by which the put is "in-the-money."

         Options on Securities Indices. The Portfolio also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Portfolio owns or intends to purchase. Through the writing or purchase of index options, the Portfolio can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Portfolio owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Portfolio bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

         When the Portfolio writes an option on a securities index, it will be required to deposit with its custodian, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Portfolio writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Portfolio will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

         Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by the Portfolio may expire worthless, in which case the Portfolio would lose the premium paid therefor.

         Risks of Options Transactions. An exchange-traded option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time, and for some exchange-traded options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs in connection therewith. If the Portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an exchange; (e) inadequacy of the facilities of an exchange or clearinghouse, such as The Options Clearing Corporation (the "O.C.") to handle current trading volume; or (f) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the O.C. as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

         In the event of the bankruptcy of a broker through which the Portfolio engages in options transactions, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Portfolio, the Portfolio could experience a loss of all or part of the value of the option. Transactions are entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by BSAM.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         Risks of Options on Foreign Currencies. Options on foreign currencies involve the currencies of two nations and therefore, developments in either or both countries affect the values of options on foreign currencies. Risks include those described in the Prospectus under "Risk Factors -- Foreign Securities," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

         Futures Contracts and Related Options. The Portfolio may enter into futures contracts for the purchase or sale of debt securities and financial indices (collectively, "interest rate futures contracts") and currencies in accordance with the Portfolio's investment objective. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire a specified quantity of the securities underlying the contract at a specified price at a specified future date. A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver a specified quantity of the securities underlying the contract at a specified price at a specified future date. At the time a futures contract is purchased or sold, the Portfolio is required to deposit cash or securities with a futures commission merchant or in a segregated custodial account representing between approximately 10% to 5% of the contract amount, called "initial margin." Thereafter, the futures contract will be valued daily and the payment in cash of "maintenance" or "variation margin" may be required, resulting in the Portfolio paying or receiving cash that reflects any decline or increase in the contract's value, a process known as "marking-to-market."

         Some futures contracts by their terms may call for the actual delivery or acquisition of the underlying assets and other futures contracts must be "cash settled." In most cases the contractual obligation is extinguished before the expiration of the contract by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery or acquisition in the same month. The purchase (or sale) of an offsetting futures contract is referred to as a "closing transaction."

         The Portfolio's ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these markets. Although the Portfolio generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Portfolio maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Portfolio would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract which the Portfolio had written and which the Portfolio was unable to close, the Portfolio would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

         Risks inherent in the use of these strategies include (1) dependence on BSAM's ability to predict correctly movements in the direction of interest rates, securities prices and markets; (2) imperfect correlation between the price of futures contracts and options thereon and movement in the prices of the securities being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Portfolio to sell a portfolio security at a time that otherwise would be favorable for it to do so. In the event it did sell the security and eliminated its "cover," it would have to replace its "cover" with an appropriate futures contract or option or segregate securities with the required value, as described below under "Limitations on the Purchase and Sale of Futures Contracts and Related Options--Segregation Requirements."

         Although futures prices themselves have the potential to be extremely volatile, in the case of any strategy involving interest rate futures contracts and options thereon when BSAM's expectations are not met, assuming proper adherence to the segregation requirement, the volatility of the Portfolio as a whole should be no greater than if the same strategy had been pursued in the cash market.

         Exchanges on which futures and related options trade may impose limits on the positions that the Portfolio may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Portfolio may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

         Pursuant to the requirements of the Commodity Exchange Act, as amended (the "Commodity Exchange Act"), all futures contracts and options thereon must be traded on an exchange. Since a clearing corporation effectively acts as the counterparty on every futures contract and option thereon, the counter party risk depends on the strength of the clearing or settlement corporation associated with the exchange. Additionally, although the exchanges provide a means of closing out a position previously established, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In the case of options on futures, if such a market does not exist, the Portfolio, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to utilize any profit, and if the Portfolio were the writer of the option, its obligation would not terminate until the option expired or the Portfolio was assigned an exercise notice.

         Limitations on the Purchase and Sale of Futures Contracts and Related Options.

         CFTC Limits.  In accordance with Commodity  Futures Trading  Commission
(CFTC) regulations, the Portfolio is not permitted to purchase or sell futures contracts or options thereon for return enhancement or risk management purposes if immediately thereafter the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options on futures exceed 5% of the liquidation value of such Portfolio's total assets (the "5% CFTC limit"). This restriction does not apply to the purchase and sale of futures contracts and options thereon for bona fide hedging purposes.

         Segregation Requirements. To the extent the Portfolio enters into futures contracts, it is required by the Securities and Exchange Commission to maintain a segregated asset account with its custodian (or a futures commission merchant) sufficient to cover the Portfolio's obligations with respect to such futures contracts, which will consist of cash, U.S. government securities, or other liquid, unencumbered assets marked-to-market daily, in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Portfolio with the custodian (or a futures commission merchant) with respect to such futures contracts. Offsetting the contract by another identical contract eliminates the segregation requirement.

         With respect to options on futures, there are no segregation requirements for options that are purchased and owned by the Portfolio. However, written options, since they involve potential obligations of the Portfolio, may require segregation of Portfolio assets if the options are not "covered" as described under "Options on Futures Contracts." If the Portfolio writes a call option that is not "covered," it must segregate and maintain with the custodian (or a futures commission merchant) for the term of the option cash or liquid securities equal to the fluctuating value of the optioned futures. If the Portfolio writes a put option that is not "covered," the segregated amount would have to be at all times equal in value to the exercise price of the put (less any initial margin deposited by the Portfolio with the custodian or a futures commission merchant) with respect to such option.

         Uses of Interest Rate Futures Contracts. Futures contracts will be used for bona fide hedging, risk management and return enhancement purposes.

         Position Hedging. The Portfolio might sell interest rate futures contracts to protect the Portfolio against a rise in interest rates which would be expected to decrease the value of debt securities which the Portfolio holds. This would be considered a bona fide hedge and, therefore, is not subject to the 5% CFTC limit. For example, if interest rates are expected to increase, the Portfolio might sell futures contracts on debt securities, the values of which historically have correlated closely or are expected to correlate closely to the values of the Portfolio's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Portfolio's portfolio securities. If interest rates increase, the value of the Portfolio's portfolio securities will decline, but the value of the futures contracts to the Portfolio will increase at approximately an equivalent rate thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a hedging technique would allow the Portfolio to maintain a defensive position without having to sell portfolio securities. If in fact interest rates decline rather than rise, the value of the futures contract will fall but the value of the bonds should rise and should offset all or part of the loss. If futures contracts are used to hedge 100% of the bond position and correlate precisely with the bond position, there should be no loss or gain with a rise (or fall) in interest rates. However, if only 50% of the bond position is hedged with futures, then the value of the remaining 50% of the bond position would be subject to change because of interest rate fluctuations. Whether the bond positions and futures contracts correlate precisely is a significant risk factor.

         Anticipatory Position Hedging. Similarly, when it is expected that interest rates may decline and the Portfolio intends to acquire debt securities, the Portfolio might purchase interest rate futures contracts. The purchase of futures contracts for this purpose would constitute an anticipatory hedge against increases in the price of debt securities (caused by declining interest rates) which the Portfolio subsequently acquires and would normally qualify as a bona fide hedge not subject to the 5% CFTC limit. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that would be purchased, the Portfolio could take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Portfolio could make the intended purchases of the debt securities in the cash market and concurrently liquidate the futures positions.

         Risk Management and Return Enhancement. The Portfolio might sell interest rate futures contracts covering bonds. This has the same effect as selling bonds in the portfolio and holding cash and reduces the duration of the portfolio. (Duration measures the price sensitivity of the portfolio to interest rates. The longer the duration, the greater the impact of interest rate changes on the portfolio's price.) This should lessen the risks associated with a rise in interest rates. In some circumstances, this may serve as a hedge against a loss of principal, but is usually referred to as an aspect of risk management.

         The Portfolio might buy interest rate futures contracts covering bonds with a longer maturity than its portfolio average. This would tend to increase the duration and should increase the gain in the overall portfolio if interest rates fall. This is often referred to as risk management rather than hedging but, if it works as intended, has the effect of increasing principal value. If it does not work as intended because interest rates rise instead of fall, the loss will be greater than would otherwise have been the case. Futures contracts used for these purposes are not considered bona fide hedges and, therefore, are subject to the 5% CFTC limit.

         Options on Futures Contracts. The Portfolio may enter into options on futures contracts for certain bona fide hedging, risk management and return enhancement purposes. This includes the ability to purchase put and call options and write (i.e., sell) "covered" put and call options on futures contracts that are traded on commodity and futures exchanges.

         If the Portfolio purchases an option on a futures contract, it has the right but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the option exercise period.

         Unlike purchasing an option, which is similar to purchasing insurance to protect against a possible rise or fall of security prices or currency values, the writer or seller of an option undertakes an obligation upon exercise of the option to either buy or sell the underlying futures contract at the exercise price. A writer of a call option has the obligation upon exercise to assume a short futures position and a writer of a put option has the obligation to assume a long futures position. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If there is no balance in the writer's margin account, the option is "out of the money" and will not be exercised. The Portfolio, as the writer, has income in the amount it was paid for the option. If there is a margin balance, the Portfolio will have a loss in the amount of the balance less the premium it was paid for writing the option.

         When the Portfolio writes a put or call option on futures contracts, the option must either be "covered" or, to the extent not "covered," will be subject to segregation requirements. The Portfolio will be considered "covered" with respect to a call option it writes on a futures contract if the Portfolio owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option. A Portfolio will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option.

         To the extent the Portfolio is not "covered" as described above with respect to written options, it will segregate and maintain with its custodian for the term of the option cash or liquid securities as described above under "Limitations of the Purchase and Sale of the Futures Contracts and Related Options--Segregation Requirements."

         Uses of Options on Futures Contracts. Options on futures contracts would be used for bona fide hedging, risk management and return enhancement purposes.

         Position Hedging. The Portfolio may purchase put options on interest rate or currency futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates.

         Anticipatory Hedging. The Portfolio may also purchase call options on futures contracts as a hedge against an increase in the value of securities the Portfolio might intend to acquire as a result of declining interest rates.

         Writing a put option on a futures contract may serve as a partial anticipatory hedge against an increase in the value of debt securities the Portfolio might intend to acquire. If the futures price at expiration of the option is above the exercise price, the Portfolio retains the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Portfolio intended to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Portfolio would incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Portfolio might intend to acquire.

         Whether options on futures contracts are subject to or exempt from the 5% CFTC limit depends on whether the purposes of the options constitutes a bona fide hedge.

         Risk Management and Return Enhancement. Writing a put option that does not relate to securities the Portfolio intends to acquire would be a return enhancement strategy which would result in a loss if interest rates rise.

         Similarly, writing a covered call option on a futures contract is also a return enhancement strategy. If the market price of the underlying futures contract at expiration of a written call is below the exercise price, the Portfolio would retain the full amount of the option premium increasing the income of the Portfolio. If the futures price when the option is exercised is above the exercise price, however, the Portfolio would sell the underlying securities which were the "cover" for the contract and incur a gain or loss depending on the cost basis for the underlying asset.

         Writing a covered call option as in any return enhancement strategy can also be considered a partial hedge against a decrease in the value of a Portfolio's portfolio securities. The amount of the premium received acts as a partial hedge against any decline that may have occurred in the Portfolio's debt securities.

         There can be no assurance that the Portfolio's use of futures contracts and related options will be successful and the Portfolio may incur losses in connection with its purchase and sale of future contracts and related options.

         Risks Related to Forward Foreign Currency Exchange Contracts. The Portfolio may enter into forward foreign currency exchange contracts in several circumstances. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         Additionally, when BSAM believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Portfolio's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If the Portfolio enters into a position hedging transaction, the transaction will be covered by the position being hedged or the Portfolio's custodian will place cash, U.S. Government securities, equity securities or other liquid, unencumbered assets in a segregated account of the Portfolio (less the value of the "covering" positions, if any) in an amount equal to the value of the Portfolio's total assets committed to the consummation of the given forward contract. The assets placed in the segregated account will be marked-to-market daily, and if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will, at all times, equal the amount of the Portfolio's net commitment with respect to the forward contract.

         The Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver, then it would be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of the Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         Lending Portfolio Securities. To a limited extent, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Portfolio can increase its income through the investment of the cash collateral. For purposes of this policy, the Portfolio considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Portfolio to be the equivalent of cash. From time to time, the Portfolio may return to the borrower or a third party which is unaffiliated with the Portfolio, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

         Investment Restrictions. The Portfolio has adopted investment restrictions numbered 1 through 7 as fundamental policies. These restrictions cannot be changed, as to the Portfolio, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Portfolio's outstanding voting shares. Investment restrictions numbered 8 through 13 are not fundamental policies and may be changed by vote of a majority of the Trustees at any time. The Portfolio may not:

         1. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except that (a) the Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Portfolio may borrow money as authorized by the 1940 Act.

         2. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Government securities.

         3. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

         4. Borrow money, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33-1/3% of the value of such company's total assets. For purposes of this Investment
Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

         5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. The Portfolio, however, may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Trustees.

         6. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

         7. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indices.

         Non-Fundamental Restrictions.

         8. Knowingly invest more than 15% of the value of the Portfolio's assets in securities that may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations.

         9. Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         10. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indexes.

         11. Make short sales of securities, other than short sales "against the box."

         12. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

         13. Make additional investments when borrowing exceeds 5% of Portfolio assets.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                             MANAGEMENT OF THE FUND

         Trustees and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

NAME AND ADDRESS                   POSITION       PRINCIPAL OCCUPATION
   (AND AGE)                       WITH FUND      DURING PAST FIVE YEARS
   ---------                       ---------      ----------------------


Peter M. Bren (64)                 Trustee        President   of  The  Bren  Co.
126 East 56th Street                              since 1969; President of Koll,
New York, NY  10021                               Bren   Realty   Advisors   and
                                                  Senior   Partner  for  Lincoln
                                                  Properties prior thereto.


Alan J. Dixon* (70)                Trustee        Partner of Bryan  Cave,  a law
7535 Claymont Court                               firm   in  St.   Louis   since
Apt. #2                                           January  1993;  United  States
Belleville, IL  62223                             Senator of Illinois  from 1981
                                                  to 1993.

John R. McKernan, Jr.              Trustee        Chairman  and Chief  Executive
(50)                                              Officer      of       McKernan
P.O. Box 15213                                    Enterprises Inc. since January
Portland, ME  04112                               1995;  Governor of Maine prior
                                                  thereto.


M.B. Oglesby, Jr. (56)                            President and Chief  Executive
700 13th St., N.W., Suite 400      Trustee        Officer,     Association    of
Washington, D.C.  20005                           American  Railroads since June
                                                  1997; Vice Chairman of Cassidy
                                                  &  Associates   from  February
                                                  1996 to June 1997; Senior Vice
                                                  President of RJR Nabisco, Inc.
                                                  from  April  1989 to  February
                                                  1996;  Former  Deputy Chief of
                                                  Staff-White House from 1988 to
                                                  January 1989.


Robert S.  Reitzes*  (54)     President           President of Mutual Funds-Bear
575  Lexington  Avenue                            Stearns Asset  Management  and
New York,  NY 10022                               Senior  Managing  Director  of
                                                  Bear Stearns since March 1994;
                                                  Co-Director  of  Research  and
                                                  Senior  Chemical   Analyst  of
                                                  C.J.   Lawrence/Deutsche  Bank
                                                  Securities  Corp. from January
                                                  1991 to March 1994.

Michael Minikes (53)          Trustee             Senior  Managing  Director  of
245 Park Avenue               Chairman            Bear Stearns  since  September
New York, NY 10167                                1985;  Chairman  of BSFM since
                                                  December  1997;  Treasurer  of
                                                  Bear  Stearns   since  January
                                                  1986;  Treasurer  of The  Bear
                                                  Stearns  Companies  Inc. since
                                                  September  1985;  Director  of
                                                  The  Bear  Stearns   Companies
                                                  Inc. since October 1989.

William J.  Montgoris  (51)   Executive  Vice     Chief  Financial  Officer  and
245 Park Avenue               President           Chief Operating Officer,  Bear
New York,  NY 10167                               Stearns.

Peter B. Fox (46)             Executive Vice      Founder,    Fox    Development
Three First National Plaza    President           Corp., 1998; Managing Director
Chicago, IL  60602                                - Emeritus, Bear Stearns since
                                                  February 1997; Senior Managing
                                                  Director, Public Finance, Bear
                                                  Stearns from 1987 to 1997.

Stephen A. Bornstein (55)     Vice President      Managing    Director,    Legal
575 Lexington Avenue                              Department;  General  Counsel,
New York, NY  10022                               Bear Stearns Asset Management.

Frank J.  Maresca (40)        Vice  President     Managing   Director   of  Bear
245 Park Avenue               and Treasurer       Stearns since  September 1994;
New York,  NY 10167                               Chief  Executive  Officer  and
                                                  President    of   BSFM   since
                                                  December    1997;    Associate
                                                  Director of Bear  Stearns from
                                                  September  1993  to  September
                                                  1994;  Vice President of Bear
                                                  Stearns from March 1992 to
                                                  September 1993.

Donalda L. Fordyce (39)       Vice  President     Senior  Managing  Director  of
575 Lexington  Avenue                             Bear   Stearns   since  March,
New York, NY 10022                                1996;     previously,     Vice
                                                  President,   Asset  Management
                                                  Group, Goldman Sachs from 1986
                                                  to 1996.

Ellen T. Arthur (45)          Secretary           Associate   Director  of  Bear
575 Lexington Avenue                              Stearns  since  January  1996;
New York, NY  10022                               Secretary    of   BSAM   since
                                                  December 1997;  Senior Counsel
                                                  and Corporate  Vice  President
                                                  of  PaineWebber   Incorporated
                                                  from April  1989 to  September
                                                  1995.

Vincent L. Pereira (33)       Assistant           Associate   Director  of  Bear
245 Park Avenue               Treasurer           Stearns since  September 1995;
New York, NY  10167                               Treasurer   and  Secretary  of
                                                  BSFM since December 1997; Vice
                                                  President of Bear Stearns from
                                                  May  1993 to  September  1995;
                                                  Assistant  Vice  President  of
                                                  Mitchell Hutchins from October
                                                  1992 to May 1993.

Christina  LaMastro  (28)     Assistant           Legal    Assistant   of   Bear
575  Lexington  Avenue        Secretary           Stearns    since   May   1997;
New York,  NY 10022                               Assistant  Secretary  of  BSAM
                                                  since      December      1997;
                                                  Compliance  Assistant at Reich
                                                  & Tang L.P.  from  April  1996
                                                  through   April  1997;   Legal
                                                  Assistant   at   Fulbright   &
                                                  Jaworski  L.P. from April 1993
                                                  through April 1996.


         The Fund pays its non-affiliated Board members an annual retainer of $5,000 and a per meeting fee of $500 and reimburses them for their expenses. The Fund does not compensate its officers. The aggregate amount of compensation paid to each Board member by the Fund and by all other funds in the Bear Stearns Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the fiscal year ended March 31, 1998 is as follows:


            (1)                       (2)                      (3)                       (4)                       (5)
       Name of Board               Aggregate               Pension or             Estimated Annual                Total
          Member                  Compensation         Retirement Benefits          Benefits Upon           Compensation from
                                   from Fund*          Accrued as Part of            Retirement               Fund and Fund
                                                         Fund's Expenses                                     Complex Paid to
                                                                                                              Board Members
-----------------------------------------------------------------------------------------------------------------------------

Peter M. Bren                        $8,000                   None                      None                   $ 20,000 (2)
Alan J. Dixon                        $8,000                   None                      None                   $  8,000 (1)
John R. McKernan, Jr.                $8,000                   None                      None                   $ 20,000 (2)
M.B. Oglesby, Jr.                    $8,000                   None                      None                   $ 20,000 (2)
Robert S. Reitzes**                   None                    None                      None                      None
Michael Minikes**                     None                    None                      None                      None


---------------------

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $8,600 for Board members of the Fund, as a group.

** Robert S. Reitzes resigned as a Director to Funds effective September 8, 1997. Michael Minikes was appointed as replacement for Mr. Reitzes effective September 8, 1997.

         Board members and officers of the Fund, as a group, owned less than 1% of the Portfolio's shares outstanding on March 31, 1998.


         For so long as the Plan described in the section captioned "Management Arrangements--Distribution Plan" remains in effect, the Fund's Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Fund.

         No meetings of shareholders of the Fund will be held for the sole purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Fund's Agreement and Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.


                             MANAGEMENT ARRANGEMENTS

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "Management of the Portfolio."

         Investment Advisory Agreement. BSAM provides investment advisory services to the Portfolio pursuant to the Investment Advisory Agreement (the "Agreement") dated September 8, 1997, with the Fund. The Agreement will remain in effect for two years from the date of execution and shall continue from year to year thereafter if it is approved by (i) the Fund's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSAM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable, as to the Portfolio, without penalty, on 60 days' notice, by the Fund's Board of Trustees or by vote of the holders of a majority of the Portfolio's shares, or, on not less than 90 days' notice, by BSAM. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         BSAM is a wholly owned subsidiary of The Bear Stearns Companies Inc. The following persons are directors and/or senior officers of BSAM: Mark A. Kurland, President, Chairman of the Board and Director; Robert S. Reitzes, Executive Vice President and Director; Donalda L. Fordyce, Vice President, Chief Operating Officer and Director; Ellen T. Arthur, Secretary; and Warren J. Spector and Robert M. Steinberg, Directors.


         As compensation for BSAM's advisory services, the Fund has agreed to pay BSAM a monthly fee at the annual rate of 1.00% of value of the Portfolio's average daily net assets. For the period from December 29, 1997 (commencement of investment operations) through March 31, 1998, the investment advisory fees amounted to $14,726. For the fiscal year ended March 31, 1998, the investment advisory fees amounted to $14,726. These amounts were waived pursuant to a voluntary undertaking by BSAM, resulting in no fees being paid by the Portfolio. In addition, the Adviser reimbursed $14,726 in order to maintain the voluntary expense limitation.

         Sub-Investment Advisory Agreement. Marvin & Palmer Associates, Inc. (the "Sub-Adviser") also provides investment advisory services to the Portfolio pursuant to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") dated September 8, 1997 and February 4, 1998 with BSAM. The Sub- Advisory Agreement will remain in effect for one year from the date of execution and thereafter shall continue automatically for successive annual periods ending on September 8, 1999 of each year, provided such continuance is specifically approved at least annually by (i) the Fund's Board of Trustees or (ii) a vote of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund, BSAM or the Sub- Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable, as to the Portfolio, without penalty, (i) by BSAM upon 60 days' notice to the Sub- Adviser, (ii) by the Fund's Board of Trustees or by vote of the holders of a majority of the Portfolio's shares upon 60 days' notice to the Sub-Adviser, or (iii) by the Sub-Adviser upon not less than 90 days' notice to the Fund and BSAM. The Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act). As compensation for the Sub- Adviser's services BSAM has agreed to pay the Sub-Adviser a monthly fee calculated on an annual basis equal to 0.20% of the Portfolio's total average daily net assets to the extent the Portfolio's average daily net assets are in excess of $25 million and below $50 million at the relevant month end, 0.45% of the Portfolio's total average daily net assets to the extent the Portfolio's average daily net assets are in excess of $50 million and below $65 million at the relevant month end, and 0.60% of the Portfolio's total average daily net assets to the extent the Portfolio's average daily net assets are in excess of $65 million at the relevant month end.

         Administration Agreement. BSFM provides certain administrative services to the Fund pursuant to the Administration Agreement dated as of February 22, 1995, as revised April 11, 1995, June 2, 1997 , September 8, 1997 and February 4, 1999, with the Fund. The Administration Agreement will continue until February 22, 1999 and thereafter will be subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSFM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Portfolio's shares or upon not less than 90 days' notice by BSFM. The Administration Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         As compensation for BSFM's administrative services, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.15 of 1% of the Portfolio's average daily net assets. For the period from December 29, 1997 (commencement of operations) through March 31, 1998, the administration fees accrued amounted to $2,209.


         Administrative Services Agreement. PFPC provides certain administrative services to the Fund pursuant to the Administrative Services Agreement dated as of February 22, 1995, as revised September 8, 1997, with the Fund. The Administrative Services Agreement is terminable upon 60 days' notice by either the Fund or PFPC. PFPC may assign its rights or delegate its duties under the Administrative Services Agreement to any wholly-owned direct or indirect subsidiary of PNC Bank, National Association or PNC Bank Corp., provided that
(i) PFPC gives the Fund 30 days' notice; (ii) the delegate (or assignee) agrees with PFPC and the Fund to comply with all relevant provisions of the 1940 Act; and (iii) PFPC and such delegate (or assignee) promptly provide information requested by the Fund in connection with such delegation.

         As compensation for PFPC's administrative services, the Fund has agreed to pay PFPC a monthly fee at the rate set forth in the Portfolio's Prospectus.

         Distribution Plan. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board of Trustees has adopted a distribution plan (the "Distribution Plan") with respect to Class A, B and C shares. The Fund's Board of Trustees believes that there is a reasonable likelihood that the Distribution Plan will benefit the Portfolio and the holders of its Class A, B, and C shares.


         A quarterly report of the amounts expended under the Distribution Plan and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of a class of shares may bear pursuant to such Plan without approval of such effected shareholders and that other material amendments of the Distribution Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Distribution Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. In addition, because Class B shares automatically convert into Class A shares after eight years, the Fund is required by a Securities and Exchange Commission rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Distribution Plan that would materially increase the amount to be paid by Class A shareholders under such Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the 1940 Act), voting separately by class. The Distribution Plan and related agreements is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on such Plan. The Distribution Plan was approved on September 8, 1997 and February 4, 1998. The Distribution Plan is terminable at any time, as to each class of the Portfolio, by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in the Plan agreements or by vote of holders of a majority of the relevant class' shares. A Plan agreement is terminable, as to each class of the Portfolio, without penalty, at any time, by such vote of the Trustees, upon not more than 60 days written notice to the parties to such agreement or by vote of the holders of a majority of the relevant class' shares. A Plan agreement will terminate automatically, as to the relevant class of the Portfolio, in the event of its assignment (as defined in the 1940 Act). For the period December 29, 1997 (commencement of operations) through March 31, 1998, the Portfolio paid Bear Stearns $2,887, $4,481 and $4,471 with respect to Class A, B and C shares, respectively, under the Plan. Of such amounts, the following were paid as indicated for Class A, B and C shares of the Portfolio:


                                        Class A         Class B         Class C

Payments to Broker or Dealers           $1,444            ----           ----

Payments to Underwriters                $1,443           $4,481          $4,471

         Shareholder Servicing Plan. The Fund has adopted a shareholder servicing plan on behalf of the Portfolio's Class A, B and C shares (the "Shareholder Servicing Plan"). In accordance with the Shareholder Servicing Plan, the Fund may enter into shareholder service agreements under which the Portfolio pays fees of up to 0.25% of the average daily net assets of Class A, B or C shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of the shares or their accounts or similar services not otherwise provided on behalf of the Portfolio.

         Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by BSAM. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Bear Stearns, BSAM or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a particular portfolio are charged against the assets of that portfolio; other expenses of the Fund are allocated among the portfolios on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each portfolio.

         Activities of BSAM and its Affiliates and Other Accounts Managed by BSAM. The involvement of BSAM, Bear Stearns and their affiliates in the management of, or their interests in, other accounts and other activities of BSAM and Bear Stearns may present conflicts of interest with respect to the Portfolio or limit the Portfolio's investment activities. BSAM, Bear Stearns and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Portfolio and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Portfolio. BSAM, Bear Stearns and its affiliates will not have any obligation to make available any accounts managed by them, for the benefit of the management of the Portfolio. The results of the Portfolio's investment activities, therefore, may differ from those of Bear Stearns and its affiliates and it is possible that the Portfolio could sustain losses during periods in which BSAM, Bear Stearns and its affiliates and other accounts achieve significant profits on their trading for proprietary and other accounts. From time to time, the Portfolio's activities may be limited because of regulatory restrictions applicable to Bear Stearns and its affiliates, and/or their internal policies designed to comply with such restrictions.


                      PRIOR PERFORMANCE OF THE SUB-ADVISER

         The following tables set forth the Sub-Adviser's composite performance data relating to the historical performance of institutional private accounts managed by the Sub-Adviser, since the dates indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the Portfolio. The data is provided to illustrate the past performance of the Sub-Adviser in managing substantially similar accounts as measured against the specified market index and does not represent the performance of the Portfolio.

Investors should not consider this performance data as an indication of future performance of the Portfolio or of the Sub-Adviser.

         The Sub-Adviser's composite performance data shown below is calculated in accordance with the standards of the Association for Investment Management and Research ("AIMR"1), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and loses. All returns reflect the imposition of foreign withholding taxes on interest, dividends and capital gains and the deduction of all fees and expenses paid by the Accounts including, investment advisory fees, brokerage commissions and execution costs, but does not reflect the imposition of federal or state income taxes or custodial fees, if any. The Sub-Adviser's composite includes all actual, fee-paying, discretionary institutional private accounts managed by the Sub-Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the Portfolio. The composite, however, excludes certain accounts with similar investment objectives which, in the opinion of the Sub-Adviser, were not managed in a manner similar to the manner in which the Portfolio will be managed as a result of asset size, investment restrictions or other variables. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The monthly returns of the Sub-Adviser's composites combine the individual accounts' returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed $500) by asset-weighing each individual account's asset value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year. For additional information concerning the composite performance data, please see the Statement of Additional Information.

         The institutional private accounts that are included in the Sub-Adviser's composite are not subject to the same types of expenses to which the Portfolio is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the Investment Company Act or Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Consequently, the performance results for the Sub-Adviser's composite could have been adversely affected if the institutional private accounts included in the composites had been regulated as investment companies under the federal securities laws.

         The investment results of the Sub-Adviser's composite presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Portfolio or an individual investor investing in the Portfolio. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

         The information in the columns below headed "Dispersion Max - Min" reflect the highest and lowest investment performance of the various accounts which comprise the composite for the relevant period. The information in the column headed "# of Portfolios" reflects the number of accounts included in the composite for the relevant period. The information in the column below headed

------------

1 AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and
     (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable. Note however that the formula for calculation of performance mandated by the Securities and Exchange Commission differs from that mandated by AIMR.

"Composite Market Value" reflects the total assets in all accounts included in the composite for the relevant period (expressed in millions). Lastly, the information in the column below headed "% of total assets" reflects the proportion of the total assets managed by the Sub-Adviser which are managed in accounts comprising the Non-U.S. composite.

                THE SUB-ADVISER'S NON-U.S. INVESTMENT PERFORMANCE
                           NET OF MANAGEMENT FEES (2)


                                             Quarterly
                                                MSCI            Dispersion (Gross                         Comp.            % of
                        Sub-Adviser             EAFE           of management fees)       # of             Market           Total
      Date               Quarterly             Index             Max    -    Min         Portfolios       Value           Assets



12/31/88                     10.18            15.67            10.39         10.39          1             27.6           23.62%
 3/31/89                      5.86             0.27             6.06          6.06          1             29.3           22.36%
 6/30/89                      1.54            (6.17)            1.79          1.79          1             54.5           35.70%
 9/30/89                      9.28            12.39             9.48          9.48          1             70.3           34.33%
12/31/89                      2.06             4.53             2.30          1.96          2             71.9           30.98%
    1989                     19.88            10.53
 3/31/90                     (2.18)          (19.77)           (1.71)        (3.21)         2             75.4           26.77%
 6/30/90                      9.51             9.55             9.81          9.26          2             99.2           29.29%
 9/30/90                    (22.67)          (21.20)          (22.28)       (22.58)         2             76.8           27.68%
12/31/90                      4.72            10.53             5.61          4.77          2             80.6           26.49%
    1990                    (13.26)          (23.45)
 3/31/91                      7.05             7.44             7.85          7.13          2             86.4           18.18%
 6/30/91                     (1.29)           (5.46)           (0.91)        (2.03)         2             85.5           16.90%
 9/30/91                      7.45             8.58             7.66          7.58          2             92.0           16.71%
12/31/91                      2.23             1.68             2.43          2.37          2             94.2           14.63%
    1991                     16.07            12.13
 3/31/92                      1.94           (11.87)            2.13          2.13          1             79.9           10.58%
 6/30/92                      1.42             2.11             1.61          1.61          1             81.1            8.90%
 9/30/92                     (7.70)            1.51            (7.53)        (7.53)         1             75.0            8.24%
12/31/92                      4.57            (3.86)            4.77          4.77          1             78.6            7.30%
    1992                     (0.21)          (12.17)
 3/31/93                      6.70            11.99             6.90          6.90          1             84.0            5.60%
 6/30/93                      2.73            10.06             2.92          2.92          1             86.5            5.13%
 9/30/93                     12.86             6.63            13.07         13.07          1             97.8            4.90%
12/31/93                     20.47             0.86            20.69         20.69          1            118.0            4.96%
    1993                     49.03            32.56
 3/31/94                     (7.04)            3.50            (6.87)        (6.87)         1            109.9            4.62%
 6/30/94                      1.72             5.11             1.77          1.77          1            246.7            9.85%
 9/30/94                      4.30             0.10             5.07          4.18          4            257.4            9.11%
12/31/94                     (9.06)           (1.02)           (8.37)        (9.08)         4            234.2            9.04%
    1994                    (10.31)            7.78
 3/31/95                     (8.88)            1.86            (8.35)        (8.97)         4            213.6            8.58%
 6/30/95                      8.96             0.73             9.25          9.12          4            232.9            8.43%
 9/30/95                     11.48             4.17            11.83         11.55          2            108.1            3.44%
12/31/95                     (0.81)            4.05            (0.56)        (0.72)         2            107.3            3.49%
    1995                      9.78            11.21
 3/31/96                      4.30             2.89             4.57          4.39          2            111.9            3.44%
 6/30/96                      1.86             1.58             2.11          1.96          2            114.0            3.41%
 9/30/96                     (1.44)           (0.13)           (1.24)        (1.28)         2            116.9            3.54%
12/31/96                      4.81             1.59             5.06          4.96          2            122.4            3.59%
    1996                      9.74             6.05            10.69         10.39
 3/31/97                      3.51            (1.57)            3.72          3.69          2            126.7            3.54%
 6/30/97                     13.41            12.98            13.64         13.61          2            143.3            3.31%
 9/30/97                      8.40            (0.70)            8.60          8.46          2            155.1            3.33%
12/31/97                     (5.90)           (7.83)           (5.66)        (5.78)         2            145.9            8.16%



ANNUALIZED %                 1 YR         2 YR        3 YR      4 YR         5 YR      6 YR       7 YR             SINCE
(ENDING                                                                                                           INCEPTION*
12/31/97)


Marvin &                     18.74        14.63       12.99      6.65        14.03     11.53       12.16            10.69
Palmer
MSCI EAFE                     1.78         3.89        6.28      6.65        11.39      7.06        7.77             5.58
Index


(2) The Sub-Adviser has prepared and presented this report in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS). AIMR has not been involved with the preparation of this report. Returns are net of foreign withholding taxes on dividends, interest, and capital gains, and net of management fees. The composite holds approximately 7.5% in countries not included in the MSCI EAFE Index. The composite is currently comprised of two fee paying discretionary accounts that meet the following criteria: a) Separately managed; b) Initial market value of $10 million or more; c) Eleemosynary funds for charitable purposes; d) No social restrictions. The composite is comprised of listed international equities with sufficient liquidity and adequate financial reporting capabilities. The account minimum for the composite is $10 million. A complete list and description of the Sub-Adviser's composites is available upon request. Past performance results do not guarantee future returns.
*Inception Date:  October, 1988


                        PURCHASE AND REDEMPTION OF SHARES

         The following information supplements and should be read in conjunction with the sections in the Portfolio's Prospectus entitled "How to Buy Shares" and "How to Redeem Shares."


         The Distributor. Bear Stearns serves as the Portfolio's distributor on a best efforts basis pursuant to an agreement dated as of February 22, 1995, as revised September 8, 1997, which is renewable annually. For the period from December 29, 1997 (commencement of operations) through March 31, 1998, Bear Stearns retained $58,103 from the sales loads on Class A and $0 from contingent deferred sales charges ("CDSC") on Class B and C shares. In some states, banks or other institutions effecting transactions in Portfolio shares may be required to register as dealers pursuant to state law.


         Purchase Order Delays. The effective date of a purchase order may be delayed if PFPC, the Portfolio's transfer agent, is unable to process the purchase order because of an interruption of services at its processing facilities. In such event, the purchase order would become effective at the purchase price next determined after such services are restored.


         For the period from December 29, 1997 (commencement of investment operations) through march 31, 1998, Bear Stearns retained $58,103 from the sales loads on Class A shares.

         Sales Loads - Class A. Set forth below is an example of the method of computing the offering price of the Class A shares of the Portfolio. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares on March 31, 1998.


Net Asset Value per Share                                    $13.77

Per Share Sales Share - 5.50%
         of offering price (5.81% of                           0.80
         net asset value per share)

Per Share Offering Price to                                  $14.57
         the Public



         Redemption Commitment. The Portfolio has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90- day period to the lesser of $250,000 or 1% of the value of the Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred. Were the Portfolio to redeem securities in kind, it first would seek to distribute readily marketable securities.

         Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect Portfolio shareholders.

         Alternative Sales Arrangements - Class A, B, C and Y Shares. The availability of three classes of shares to individual investors permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Portfolio shares may receive different compensation with respect to one class of shares than the other. Bear Stearns will not accept any order of $500,000 or more of Class B shares or $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of a Portfolio instead. A fourth class of shares may be purchased only by certain institutional investors at net asset value per share (the "Class Y shares").

         The four classes of shares each represent an interest in the same Portfolio investments of a Portfolio. However, each class has different shareholder privileges and features. The net income attributable to Class B and C shares and the dividends payable on Class B and C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and C shares are subject.

         The methodology for calculating the net asset value, dividends and distributions of each Portfolio's Class A, B, C and Y shares recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Portfolio's total assets, and then equally to each outstanding share within a given class. Such general expenses include
(i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, (iv) fees to independent trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution and Shareholder Servicing Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Portfolio as a whole.

         None of the instructions described elsewhere in the Prospectus or Statement of Additional Information for the purchase, redemption, reinvestment, exchange, or transfer of shares of a Portfolio, the selection of classes of shares, or the reinvestment of dividends apply to Class Y shares.


                        DETERMINATION OF NET ASSET VALUE

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "How to Buy Shares."


         Valuation of Portfolio Securities. Exchange traded securities, including covered call options written by the Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Trustees. Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

         Foreign securities are normally valued at their most recent closing prices on the principal exchange on which they are traded, even if the close of that exchange is earlier than the time of the NAV calculation. However, if an event that is likely to affect materially the value of a portfolio security occurs after the relevant foreign market has closed (but before calculation of NAV), the Board of Trustees may, if BSAM determines that the circumstances warrant such an adjustment, determine the fair value of the security. In such circumstances, the fair value of a security may be based on: (i) the opening price of the foreign exchange at which trading in the security begins; or (ii) objective indicators such as trading of the foreign securities on U.S. and other foreign markets, bid/ask quotes and off- exchange institutional trading.

         Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees. The Board of Trustees will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Trustees generally will take the following factors into consideration: (i) restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased (this discount will be revised periodically by the Board of Trustees if the Trustees believe that it no longer reflects the value of the restricted securities); (ii) restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost; and (iii) any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.

         New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         The following information supplements and should be read in conjunction
with  the   section  in  the   Portfolio's   Prospectus   entitled   "Dividends,
Distributions and Taxes."


         The following is only a summary of certain additional federal income tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

         Qualification as a Regulated Investment Company. The Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, count toward satisfaction of the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

         In general, gain or loss recognized by the Portfolio on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation purchased by the Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation. In addition, under the rules of Code section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code section 1256 (unless the Portfolio elects otherwise), will generally be treated as ordinary income or loss.


         Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of the Portfolio's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Portfolio and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Portfolio on the basis that it would have the economic characteristics of a loan but the interest- like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where the Portfolio has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Portfolio's shareholders.

         In general, for purposes of determining whether capital gain or loss recognized by the Portfolio on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Portfolio as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Portfolio grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Portfolio grants an in-the-money qualified covered call option with respect thereto. In addition, the Portfolio may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by the Portfolio on the lapse of, or any gain or loss recognized by the Portfolio from a closing transaction with respect to, an option written by the Portfolio will be treated as a short-term capital gain or loss.

         Certain transactions that may be engaged in by the Portfolio (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Portfolio, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Portfolio that are not Section 1256 contracts.

         The Portfolio may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Portfolio invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Portfolio will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Portfolio receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, the Portfolio that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Portfolio will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Portfolio's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Portfolio included in income in previous years. The Portfolio's holding period with respect to its PFIC stock subject to the election will commence on the first day of the next taxable year. If the Portfolio makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

         Finally, if the Portfolio does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Portfolio upon the sale or other disposition of its interest in the PFIC or any "excess distribution " (as defined) received by the Portfolio from the PFIC will be allocated ratably over the Portfolio's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Portfolio's gross income for such year as ordinary income (and the distribution of such portion by the Portfolio to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Portfolio level), (3) the Portfolio shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received , at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Portfolio to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Portfolio thereon) will again be taxable to the shareholders as an ordinary income dividend.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.


         In addition to satisfying the requirements described above, the Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

         If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.


         Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated  investment  company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

         Portfolio Distributions. The Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but generally will not qualify for the 70% dividends-received deduction for corporate shareholders .


         The Portfolio may either retain or distribute to shareholders its net capital gain for each taxable year. The Portfolio currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Portfolio prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon the Portfolio's disposition of domestic "small business" stock will be subject to tax.

         Conversely, if the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.



         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Portfolio into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.


         Investment income that may be received by the Portfolio from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries is not known. If more than 50% of the value of the Portfolio's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Portfolio may elect to "pass through" to its shareholders the amount of foreign taxes paid by the Portfolio. If the Portfolio so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Portfolio, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Portfolio representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.


         Distributions by the Portfolio that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by the Portfolio will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional Portfolio shares or shares of another portfolio (or another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Portfolio reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Portfolio, distributions of such amounts will be taxable to the shareholder in the manner described above, although they economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by the Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.


         The Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number , (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income , or (3) who has failed to certify to the Portfolio that it is not subject to backup withholding or that it is an exempt recipient (such as a corporation).

         Sale or Redemption of Shares. A shareholder will recognize gain or loss on the sale or redemption of shares of the Portfolio in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Portfolio within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Portfolio will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long-term capital gain recognized by an individual shareholder will be taxed at the lowest rate applicable to capital gains if the holder has held such shares for more than 18 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.


         If a shareholder (1) incurs a sales load in acquiring shares of the Portfolio,(2) disposes of such shares less than 91 days after they are acquired, and (3) subsequently acquires shares of the Portfolio or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

         Foreign Shareholders. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.


         If the income from the Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Portfolio's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Portfolio, capital gain dividends, and amounts retained by the Portfolio that are designated as undistributed capital gains.


         If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S.
citizens or domestic corporations.

         In the case of foreign noncorporate shareholders, the Portfolio may be required to withhold U.S. federal income tax at the rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Portfolio with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign taxes.


         Effect of Future Legislation; State and Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

         Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.



                             PORTFOLIO TRANSACTIONS

         BSAM assumes general supervision over placing orders on behalf of the Portfolio for the purchase or sale of investment securities. Allocation of brokerage transactions, including their frequency, is made in BSAM's best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement BSAM's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by BSAM and BSAM's fees are not reduced as a consequence of the receipt of such supplemental information.

         Such information may be useful to BSAM in serving both the Portfolio and the other funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to BSAM in carrying out its obligations to the Portfolio. Sales of Portfolio shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by BSAM being engaged simultaneously in the purchase or sale of the same security. Certain of BSAM's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Portfolio for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, the Portfolio will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.


         Portfolio turnover may vary from year to year as well as within a year. BSAM expects that the turnover on the securities held in the Portfolio will generally not exceed 150% in any one year. The Portfolio turnover rate for the period December 29, 1997 (commencement of operations) through March 1998 was 3.26%. This portfolio turnover rate is significantly higher than the portfolio turnover rates of other mutual funds that invest in equity securities. A higher portfolio turnover rate means that the Portfolio will incur substantially higher brokerage costs and may realize a greater amount of short-term capital gains or losses.


         To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Securities and Exchange Commission thereunder, the Board of Trustees has determined that transactions for the Portfolio may be executed through Bear Stearns if, in the judgment of BSAM, the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, Bear Stearns charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under rules adopted by the Securities and Exchange Commission, Bear Stearns may directly execute such transactions for the Portfolio on the floor of any national securities exchange, provided (i) the Board of Trustees has expressly authorized Bear Stearns to effect such transactions, and (ii) Bear Stearns annually advises the Board of Trustees of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.


         For the period December 29, 1997 (commencement of operations) through March 31, 1998, the Portfolio paid total brokerage commissions of $16,474, of which no amounts were paid to Bear Stearns. The Portfolio paid an average commission rate per share of $.0683.



                             PERFORMANCE INFORMATION

         The following information supplements and should be read in conjunction
with  the  section  in  the   Portfolio's   Prospectus   entitled   "Performance
Information."

         Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B the maximum applicable CDSC has been paid upon redemption at the end of the period.


         The total return for Class A (at maximum offering price) for the period December 29, 1997 (commencement of investment operations) through March 31, 1998 was 8.44%. Based on net asset value per share, the total return for Class A was 14.75%. The total return for Class B and C was 9.58% and 13.58% (including contingent deferred sales charges), respectively, for this period.

         Total return is calculated by subtracting the amount of the Portfolio's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B and C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B and C shares, which, if reflected would reduce the performance quoted.



                                 CODE OF ETHICS

         The Fund, on behalf of the Portfolio, has adopted an amended and restated Code of Ethics (the "Code of Ethics"), which established standards by which certain access persons of the Fund must abide relating to personal securities trading conduct. Under the Code of Ethics, access persons which include, among others, trustees and officers of the Fund and employees of the Fund and BSAM, are prohibited from engaging in certain conduct, including: (1) the purchase or sale of any security for being purchased or sold, or being considered for purchase or sale, by the Portfolio, without prior approval by the Fund or without the applicability of certain exemptions; (2) the recommendation of a securities transaction without disclosing his or her interest in the security or issuer of the security; (3) the commission of fraud in connection with the purchase or sale of a security held by or to be acquired by the Portfolio; (4) the purchase of any securities in an initial public offering or private placement transaction eligible for purchase or sale by the Portfolio without prior approval by the Fund; and (5) the acceptance of gifts more than a de minimus value from those doing business with or on behalf of the Portfolio. Certain transactions are exempt from item (1) of the previous sentence, including: (1) purchases or sales on the accounts of an access person that are not under the control of or that are non-volitional with respect to that person; (2) purchases or sales of securities not eligible for purchase or sale by the Portfolio; (3) purchases or sales relating to rights issued by an issuer pro rata to all holders of a class of its securities; and (4) any securities transactions, or series of related transactions, involving 500 or fewer shares of an issuer having a market capitalization greater than $1 billion.

         The Code of Ethics specifies that access persons shall place the interests of the shareholders of the Portfolio first, shall avoid potential or actual conflicts of interest with the Portfolio, and shall not take unfair advantage of their relationship with the Portfolio. Under certain circumstances, the Adviser to the Portfolio may aggregate or bunch trades with other clients provided that no client is materially disadvantaged. Access persons are required by the Code of Ethics to file quarterly reports of personal securities investment transactions. However, an access person is not required to report a transaction over which he or she had no control. Furthermore, a trustee of the Fund who is not an "interested person" (as defined in the Investment Company
Act) of the Fund is not required to report a transaction if such person did not know or, in the ordinary course of his duties as a Trustee of the Fund, should have known, at the time of the transaction, that, within a 15 day period before or after such transaction, the security that such person purchased or sold was either purchased or sold, or was being considered for purchase or sale, by the Portfolio. The Code of Ethics specifies that certain designated supervisory persons and/or designated compliance officers shall supervise implementation and enforcement of the Code of Ethics and shall, at their sole discretion, grant or deny approval of transactions required by the Code of Ethics.


                           INFORMATION ABOUT THE FUND

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "General Information."

         Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.


         The Fund will send annual and semi-annual financial statements to all its shareholders. As of July 28, 1998 the following shareholders owned, directly or indirectly, 5% or more of the indicated class of the Portfolio's outstanding shares.

                                                       Percent of Class A
Name and Address                                       Shares Outstanding
----------------                                       ------------------

Bear Stearns Securities Corp.                                 43.6%
FBO:  001-00317-14
One Metrotech Center North
Brooklyn, NY  11201-3859

Bear Stearns Securities  Corp.                                11.1%
FBO:  049-40880-16
One Metrotech Center North
Brooklyn, NY  11201-3859
                                                       Percent of Class B
                                                       Shares Outstanding
                                                       ------------------

Bear Stearns Securities Corp.
FBO:  001-00317-14                                            79.3%
One Metrotech Center North
Brooklyn, NY  11201-3859
                                                       Percent of Class C
                                                       Shares Outstanding
                                                       ------------------

Bear Stearns Securities Corp.
FBO:  001-00317-14                                            79.2%
One Metrotech Center North
Brooklyn, NY  11201-3859


A shareholder who beneficially owns, directly or indirectly, more than 25% of a Portfolio's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Portfolio.



           CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                            AND INDEPENDENT AUDITORS

         Custodial Trust Company ("CTC"), 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the Portfolio's custodian. Under the custody agreement with the Portfolio, CTC holds the Portfolio's securities and keeps all necessary accounts and records. For its services, CTC receives an annual fee of the greater of .015% of the value of the domestic assets held in custody or $5,000, such fee to be payable monthly based upon the total market value of such assets, as determined on the last business day of the month. In addition, CTC receives certain securities transactions charges which are payable monthly. PFPC, Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Portfolio's transfer agent, dividend disbursing agent and registrar. Neither CTC nor PFPC has any part in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

         Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022, as counsel for the Fund, has provided legal advice as to legal matters regarding the issuance of the shares of beneficial interest being sold pursuant to the Portfolio's Prospectus.

         Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281- 1434, independent auditors, have been selected as auditors of the Fund.



                              FINANCIAL STATEMENTS

         The Portfolio's Annual Report to Shareholders for the period ended March 31, 1998 is a separate document supplied with this Statement of Additional Information, and the financial statements and accompanying notes appearing therein are incorporated by reference into this Statement of Additional Information.

                                                                     Rule 497(c)
                                                       Registration No. 33-84842



                             THE BEAR STEARNS FUNDS
                               BALANCED PORTFOLIO
                     CLASS A, CLASS B, CLASS C AND CLASS Y
                                     PART B
                     (STATEMENT OF ADDITIONAL INFORMATION)

                                  July 28, 1998


         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current relevant Prospectus dated July 28, 1998 of the Balanced Portfolio (the "Portfolio") of The Bear Stearns Funds (the "Fund"), as each may be revised from time to time. To obtain a free copy of such Prospectus, please write to the Fund at PFPC Inc. ("PFPC"), Attention: The Balanced Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960, call 1-800-447-1139 or call Bear, Stearns & Co. Inc. ("Bear
Stearns") at 1-800-766-4111.


         Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the Portfolio's investment adviser.

         Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., is the administrator of the Portfolio.

         Bear Stearns, an affiliate of BSAM, serves as distributor of the Portfolio's shares.


                                TABLE OF CONTENTS
 .....................................................................     Page


Investment Objective and Management Policies.........................     B-2
Management of the Fund...............................................     B-16
Management Arrangements..............................................     B-19
Purchase and Redemption of Shares....................................     B-24
Determination of Net Asset Value.....................................     B-26
Dividends, Distributions and Taxes...................................     B-27
Portfolio Transactions...............................................     B-34
Performance Information..............................................     B-35
Code of Ethics.......................................................     B-35
Information About the Fund...........................................     B-36
Custodian, Transfer and Dividend Disbursing Agent,
Counsel and Independent Auditors.....................................     B-39
Financial Statements.................................................     B-39

                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "Description of the Portfolio."

Portfolio Securities

         Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Portfolio are insured by the FDIC (although such insurance may not be of material benefit to a Portfolio, depending on the principal amount of the CDs of each bank held by such Portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

         Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

         Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

         In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

         In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BSAM carefully evaluates such investments on a case-by-case basis.

         Repurchase Agreements. The Portfolio's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. BSAM will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. The Portfolio will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

         Municipal Obligations. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligation and purchased and sold separately. The Portfolio will invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Portfolio investments.

         Commercial Paper and Other Short-Term Corporate Obligations. Variable rate demand notes include variable amount master demand notes, which are obligations that permit the Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. As mutually agreed between the parties, the Portfolio may increase the amount under the notes at any time up to the full amount provided by the note agreement, or decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, BSAM will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Portfolio's Prospectus for other commercial paper issuers.

         Corporate Debt Obligations. The Portfolio may invest in corporate debt obligations rated A or better by Standard & Poor's or Moody's, including obligations of industrial, utility and financial issuers. The Portfolio may also invest not more than 5% of its total assets in debt obligations rated below A but not lower than B. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Investment in lower-rated debt securities entails great speculative risks than those associated with investment in higher-rated debt securities.

         Structured Securities. The Portfolio may invest up to 5% of its net assets in structured securities, which are "derivative instruments". The value of the principal of and/or interest on such securities is linked to, or determined by, reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of the Portfolio's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

         Equity Securities. Equity securities consist of common stocks, convertible securities and preferred stocks. Preferred stock generally receives dividends before distributions are paid on common stock and ordinarily has a priority claim over common stockholders if the issuer of the stock is liquidated.

         Zero Coupon Bonds. The Portfolio's investments in fixed income securities may include zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by the Portfolio defaults, the Portfolio may obtain no return at all on its investment. The Portfolio will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Portfolio's distribution obligations. See "Dividends, Distributions and Taxes."

         Variable and Floating Rate Securities. The interest rates payable on certain fixed income securities in which the Portfolio may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, reasonably can be expected to have a market value that approximate its par value. A floating rate obligation is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, reasonably can be expected to have a market value that approximates its par value. Variable and floating rate obligations provide holders with protection against rises in interest rates, but pay lower yields than fixed rate obligations of the same maturity. Variable rate obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

         Custodial Receipts. The Portfolio may invest up to 5% of its net assets in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

         Municipal Securities. The Portfolio may invest up to 5% of its net assets in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

         The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

         Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

         Inverse Floating Rate Securities. The Portfolio may invest up to 5% of its net assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed . An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Portfolio's 15% limitation on investments in such securities.

         Mortgage-Related Securities. The Portfolio may invest in mortgage-related securities. Mortgage-related securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal, and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-related securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Portfolio may purchase mortgage-related securities at a premium or at a discount.

         U.S. Government Agency Securities. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

         U.S. Government Related Securities. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.

         Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States created pursuant to an act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Asset-Backed Securities. Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

         Like mortgage-related securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. The Portfolio's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that the Portfolio invests in asset-backed securities, the values of its portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

         Asset-backed securities present certain additional risks that are not presented by mortgage-related securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.


         Real Estate Investment Trusts (REITS). The Portfolio may invest up to 10% of its net assets in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code"). The Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.


         Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the "1940 Act"). REITs (especially mortgage REITs) are also subject to interest rate risks.

         Warrants and Stock Purchase Rights. The Portfolio may invest up to 5% of its net assets, calculated at the time of purchase, in warrants or rights

(other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. The Portfolio will invest in warrants and rights only if such equity securities are deemed appropriate by BSAM for investment by the Portfolio. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

         Foreign Securities. The Portfolio may invest up to 5% of its assets in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including sponsored and unsponsored American Depositing Receipts (("ADRs"), Global Depositing Receipts ("GDRs") and European Depository Receipts ("EDRs"), securities purchased in foreign securities exchanges and U.S. dollar denominated debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, the Portfolio's investments in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Portfolio may be subject to currency exposure independent of its securities positions.

         Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

         Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolio endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of the Portfolio's assets are uninvested and no return is earned on such assets. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio securities or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Portfolio's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         The Portfolio may invest in foreign securities which take the form of sponsored and unsponsored ADRs, GDRs, EDRs or other similar instruments representing securities of foreign issuers (collectively "Depository Receipts"). An ADR is a negotiable receipt, usually issued by a U.S. bank, that evidences ownership of a specified number of foreign securities on deposit with a U.S. depository and entities the shareholder to all dividends and capital gains of the underlying securities. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

         ADRs are classified as either "unsponsored" or "sponsored." With sponsored ADRs, the issuer of the underlying foreign security and the depository enter into a deposit agreement, which sets out the rights and responsibilities of the issuer, the depository and the ADR holder. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, thereby ensuring that ADR holders will be able to exercise voting rights through the depositary with respect to deposited securities. In addition, the depositary usually agrees to provide shareholder communications and other information to the ADR holder at the request of the issuer of the deposited securities. With an unsponsored ADR, there is no agreement between the depositary and the issuer and the depositary is usually under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of deposited securities. With regard to unsponsored ADRs held by the Portfolio, there may be an increased possibility that the Portfolio would not become aware of or be able to respond to corporate actions such as stock splits or rights offerings in a timely manner. In addition, the lack of information may result in inefficiences in the valuation of such instruments.

         The Portfolio may invest in countries with emerging market countries. Political and economic structures in many emerging market countries may be undergoing significant evolution and rapid development, and emerging market countries may lack the social, political and economic stability characteristic of more developed countries. Certain emerging market countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See "Emerging Market Securities," below.

         The Portfolio may invest in securities quoted or denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Portfolio may invest in securities quoted or denominated in other currency "baskets."

         Emerging Market Securities. The Portfolio may invest in a limited extent in the securities of issuers located in emerging market countries. "Emerging market countries" are countries that are considered to be emerging or developing by the World Bank, the International Finance Corporation, or the United Nations and its authorities. A company is considered to be an emerging market company if (i) its securities are principally traded in the capital markets of an emerging market country; (ii) it derives at least 50% of its total revenue from either goods produced or services rendered in emerging market countries or from sales made in emerging market countries, regardless of where the securities of such companies are principally traded; (iii) it maintains 50% or more of its assets in one or more emerging market countries;

or (iv) it is organized under the laws of, or has a principal office in, an emerging market country.

         The securities markets of certain emerging market countries are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging market countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging markets may also affect the Portfolio's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

         Transaction costs, including brokerage commissions or dealer mark-ups, in emerging market countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

         Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from several of the emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Portfolio. The Portfolio may be required to establish special custodial or other arrangements before investing in certain emerging market countries.

         Emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Japan and most Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection or conflict. Such economic, political and social instability could disrupt the principal financial markets in which the Portfolio may invest and adversely affect the value of the Portfolio's assets.

         The economies of emerging market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging market countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

         The Portfolio's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Portfolio is uninvested and no return is earned on such assets. The inability of the Portfolio to make intended security purchases or sales due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio securities or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         When-Issued and Forward Commitments. The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Portfolio may dispose of or negotiate a commitment after entering into it. The Portfolio may realize a capital gain or loss in connection with these transactions. For purposes of determining the Portfolio's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. The Portfolio is required to hold and maintain in a segregated account with the Portfolio's custodian until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price. Alternatively, the Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

         Illiquid Securities. When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, the Portfolio will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Portfolio's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. If a substantial market of qualified institutional buyers develops for certain unregistered securities purchased by the Portfolio pursuant to Rule 144A under the Securities Act of 1933, as amended, however, the Portfolio intends to treat them as liquid securities in accordance with procedures approved by the Fund's Board of Trustees. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board of Trustees has directed BSAM to monitor carefully the Portfolio's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Portfolio's investing in such securities may have the effect of increasing the level of illiquidity in the Portfolio during such period.

Management Policies.

         The Portfolio engages in the following practices in furtherance of its objective.

         Forward Foreign Currency Exchange Contracts. The Portfolio may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

         At the maturity of a forward contract the Portfolio may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

         The Portfolio may enter into forward foreign currency exchange contracts in several circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         Additionally, when BSAM believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Portfolio's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Portfolio can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Portfolio's foreign assets.

         The Portfolio may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if BSAM determines that there is a pattern of correlation between the two currencies. The Portfolio may also purchase and sell forward contracts to seek to increase total return when BSAM anticipates that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Portfolio's portfolio.

         The Portfolio's custodian will place cash or liquid assets into a segregated account of such Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Portfolio to purchase foreign currencies or, in the case of the Portfolio forward contracts entered into to seek to increase total return. If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, the Portfolio's ability to utilize forward foreign currency exchange contracts may be restricted.

         While the Portfolio will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Portfolio may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Portfolio than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Portfolio's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may cause the Portfolio to sustain losses which will prevent the Portfolio from achieving a complete hedge or expose the Portfolio to risk of foreign exchange loss.

         Markets for  trading  foreign  forward  currency  contracts  offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Portfolio of unrealized profits or force the Portfolio to cover its commitments for purchase or resale, if any, at the current market price.

         Currency Swaps, Mortgage Swaps, Index Swaps and Interest Rate Swaps, Caps, Floors and Collars. The Portfolio may, with respect to up to 5% of its net assets, enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, the Portfolio may, with respect to 5% of its net assets, enter into mortgage, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by the Portfolio with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

         The Portfolio will enter into interest rate, mortgage and index swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by the Portfolio under a currency swap or an interest rate floor, cap or collar is held in a segregated account consisting of cash or liquid assets; BSAM believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions.

         The Portfolio will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by BSAM.

         The use of interest rate, mortgage, index and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If BSAM is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used. The staff of the Securities and Exchange Commission currently take the position that swaps, caps, floors and collars are illiquid and thus subject to the Portfolio's 15% limitation on investments in illiquid securities.

         Lending Portfolio Securities. To a limited extent, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Portfolio can increase its income through the investment of the cash collateral. For purposes of this policy, the Portfolio considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Portfolio to be the equivalent of cash. From time to time, the Portfolio may return to the borrower or a third party which is unaffiliated with the Portfolio, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.


         The Portfolio has appointed Custodial Trust Company (CTC), an affiliate of BSAM, as its Lending Agent. CTC receives a fee for its services.


         Investment Restrictions. The Portfolio has adopted investment restrictions numbered 1 through 7 as fundamental policies. These restrictions cannot be changed, as to the Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. Investment restrictions numbered 8 through 13 are not fundamental policies and may be changed by vote of a majority of the Trustees at any time. The Portfolio may not:

         1. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except that (a) the Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Portfolio may borrow money as authorized by the 1940 Act.

         2. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Government securities.

         3. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

         4. Borrow money, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33- 1/3% of the value of such company's total assets. For purposes of this Investment
Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

         5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. The Portfolio, however, may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Trustees.

         6. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

         7. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indices.

         Non-Fundamental Restrictions.

         8. Knowingly invest more than 15% of the value of the Portfolio's assets in securities that may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations.

         9. Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         10. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indexes.

         11. Make short sales of securities, other than short sales "against the box."

         12. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

         13. Make additional investments when borrowing exceeds 5% of Portfolio assets.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                             MANAGEMENT OF THE FUND

         Trustees and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

NAME AND ADDRESS              POSITION                 PRINCIPAL OCCUPATION
   (AND AGE)                  WITH FUND                DURING PAST FIVE YEARS
   ---------                  ---------                ----------------------


Peter M. Bren (64)            Trustee                  President  of  The  Bren
126 East 56th Street                                   Co.,     since     1969;
New York, NY 10021                                     President of Koll,  Bren
                                                       Realty    Advisors   and
                                                       Senior    Partner    for
                                                       Lincoln Properties prior
                                                       thereto.

Alan J. Dixon* (70)           Trustee                  Partner of Bryan Cave, a
7535 Claymont Court                                    law  firm  in St.  Louis
Apt. #2                                                since    January   1993;
Belleville, IL  62223                                  United States Senator of
                                                       Illinois  from  1981  to
                                                       1993.

John R. McKernan,  Jr. (50)   Trustee                  Chairman    and    Chief
P.O. Box 15213 Portland,                               Executive   Officer   of
ME 02110                                               McKernan     Enterprises
                                                       since    January   1995;
                                                       Governor  of Maine prior
                                                       thereto.

M.B. Oglesby, Jr. (56)        Trustee                  President    and   Chief
700 13th Street, N.W.                                  Executive       Officer,
Suite 400                                              Association  of American
Washington, D.C.20005                                  Railroads from June 1997
                                                       to  March   1998;   Vice
                                                       Chairman  of  Cassidy  &
                                                       Associates from February

                                                       1996   to   June   1997;
                                                       Senior Vice President of
                                                       RJR Nabisco,  Inc.  from
                                                       April  1989 to  February
                                                       1996;    Former   Deputy
                                                       Chief   of   Staff-White
                                                       House   from   1988   to
                                                       January 1989.

Michael Minikes* (53)         Trustee                  Senior Managing Director
245 Park Avenue               Chairman                 of  Bear  Stearns  since
New York, NY  10167                                    September 1985; Chairman
                                                       of BSFM  since  December
                                                       1997;  Treasurer of Bear
                                                       Stearns   since  January
                                                       1986;  Treasurer  of the
                                                       Bear  Stearns  Companies
                                                       Inc. since October 1989.



Robert S. Reitzes (54)        President                President    of   Mutual
575 Lexington Avenue                                   Funds-   Bear    Stearns
New York, NY  10022                                    Asset   Management   and
                                                       Senior Managing Director
                                                       of  Bear  Stearns  since
                                                       March 1994;  Co-Director
                                                       of  Research  and Senior
                                                       Chemical Analyst of C.J.
                                                       Lawrence/Deutsche   Bank
                                                       Securities   Corp.  from
                                                       January  1991  to  March
                                                       1994.

William J. Montgoris (51)     Executive Vice           Chief Financial  Officer
245 Park Avenue               President                and   Chief    Operating
New York, NY  10167                                    Officer, Bear Stearns


Peter B. Fox (46)             Executive Vice           Founder, Fox Development
Three First National Plaza    President                Corp.,  1998;   Managing
Chicago, IL  60602                                     Director   -   Emeritus,
                                                       Bear    Stearns    since
                                                       February  1997;   Senior
                                                       Managing       Director,
                                                       Public   Finance,   Bear
                                                       Stearns   from  1987  to
                                                       1997.

Stephen A. Bornstein (55)      Vice President          Managing Director, Legal
575 Lexington Avenue                                   Department;      General
New York, NY  10022                                    Counsel,   Bear  Stearns
                                                       Asset Management.


Frank J.  Maresca  (39)       Vice President           Managing   Director   of
245 Park Avenue New York,     and Treasurer            Bear    Stearns    since
NY 10167                                               September  1994;   Chief
                                                       Executive   Officer  and
                                                       President  of BSFM since
                                                       December 1997; Associate
                                                       Director of Bear Stearns
                                                       from  September  1993 to
                                                       September   1994;   Vice
                                                       President     of    Bear
                                                       Stearns  from March 1992
                                                       to September 1993.

Donalda L. Fordyce (39)       Vice  President          Senior Managing Director
575 Lexington  Avenue                                  of  Bear  Stearns  since
New York, NY 10022                                     March  1996;  previously
                                                       Vice  President,   Asset
                                                       Management        Group,
                                                       Goldman  Sachs from 1986
                                                       to 1996.


Ellen T. Arthur (45)          Secretary                Associate   Director  of
575 Lexington Avenue                                   Bear    Stearns    since
New York, NY 10022                                     January 1996;  Secretary
                                                       of BSAM  since  December
                                                       1997; Senior Counsel and
                                                       Corporate Vice President
                                                       of PaineWebber Incorpora-
                                                       ted  from April 1989 to
                                                       September 1995.


Vincent L. Pereira (33)       Assistant  Treasurer     Associate   Director  of
245 Park Avenue New York,                              Bear    Stearns    since
NY 10167                                               September          1995;
                                                       Treasurer  and Secretary
                                                       of BSFM  since  December
                                                       1997;  Vice President of
                                                       Bear  Stearns  from  May
                                                       1993 to September  1995;
                                                       Assistant Vice President
                                                       of   Mitchell   Hutchins
                                                       Asset   Management  Inc.
                                                       from October 1992 to May
                                                       1993.

Christina  LaMastro  (28)     Assistant Secretary      Legal Assistant for Bear
575  Lexington  Avenue                                 Stearns  since May 1997;
New York,  NY 10022                                    Assistant  Secretary  of
                                                       BSAM   since    December
                                                       1997;         Compliance
                                                       Assistant   at  Reich  &
                                                       Tang  L.P.   from  April
                                                       1996 through April 1997;
                                                       Legal    Assistant    at
                                                       Fulbright   &   Jaworski
                                                       L.P.   from  April  1993
                                                       through April 1996.



         The Fund pays its non-affiliated Board members an annual retainer of $5,000 and a per meeting fee of $500 and reimburses them for their expenses. The Fund does not compensate its officers. The aggregate amount of compensation paid to each Board member by the Fund and by all other funds in the Bear Stearns Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the fiscal year ended March 31, 1998 is as follows:



            (1)             (2)              (3)                  (4)                 (5)
       Name of Board     Aggregate         Pension or        Estimated Annual        Total
          Member        Compensation   Retirement Benefits     Benefits Upon    Compensation from
                         from Fund*    Accrued as Part of       Retirement        Fund and Fund
                                         Fund's Expenses                         Complex Paid to
                                                                                  Board Members

Peter M. Bren              $8,000             None                 None            $20,000 (2)
Alan J. Dixon              $8,000             None                 None            $ 8,000 (1)
John R. McKernan, Jr.      $8,000             None                 None            $20,000 (2)
M.B. Oglesby, Jr.          $8,000             None                 None            $20,000 (2)
Robert S. Reitzes**         None              None                 None               None
Michael Minikes**           None              None                 None               None


---------------------

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $8,600 for Board members of the Fund, as a group.

** Robert S. Reitzes resigned as a Director to Funds effective September 8, 1997. Michael Minikes was appointed as replacement for Mr. Reitzes effective September 8, 1997,

         Board members and officers of the Fund, as a group, owned less than 1% of the Portfolio's shares outstanding on June 30, 1998.


         For so long as the Plan described in the section captioned "Management Arrangements--Distribution Plan" remains in effect, the Fund's Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Fund.

         No meetings of shareholders of the Fund will be held for the sole purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Fund's Agreement and Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

                             MANAGEMENT ARRANGEMENTS

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "Management of the Portfolio."

         Investment Advisory Agreement. BSAM provides investment advisory services to the Portfolio pursuant to the Investment Advisory Agreement (the "Agreement") dated September 8, 1997, with the Fund. The Agreement will remain in effect for two years from the date of execution and shall continue from year to year thereafter if it is approved by (i) the Fund's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSAM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable, as to the Portfolio, without penalty, on 60 days' notice, by the Fund's Board of Trustees or by vote of the holders of a majority of the Portfolio's shares, or, on not less than 90 days' notice, by BSAM. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         BSAM is a wholly owned subsidiary of The Bear Stearns Companies Inc. The following persons are directors and/or senior officers of BSAM: Mark A. Kurland, President, Chairman of the Board and Director; Robert S. Reitzes, Executive Vice President and Director; Donalda L. Fordyce, Vice President, Chief Operating Officer and Director; Ellen T. Arthur, Secretary; and Warren
J. Spector and Robert M. Steinberg, Directors.


         As compensation for BSAM's advisory services, the Fund has agreed to pay BSAM a monthly fee at the annual rate of 0.65% of value of the Portfolio's average daily net assets. For the period from December 29, 1997 (commencement of investment operations) through March 31, 1998, the investment advisory fees amounted to $12,178. For the fiscal year ended March 31, 1998, the investment advisory fees amounted to $12,178. These amounts were waived pursuant to a voluntary undertaking by BSAM, resulting in no fees being paid by the Portfolio. In addition, the Adviser reimbursed $46,910 in order to maintain the voluntary expense limitation.

         Administration Agreement. BSFM provides certain administrative services to the Fund pursuant to the Administration Agreement dated as of February 22, 1995, as revised April 11, 1995, June 2, 1997 , September 8, 1997 and February 4, 1998, with the Fund. The Administration Agreement will continue until February 22, 1999 and thereafter will be subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSFM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Portfolio's shares or upon not less than 90 days' notice by BSFM. The Administration Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         As compensation for BSFM's administrative services, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.15 of 1% of the Portfolio's average daily net assets. For the period from December 29, 1997 (commencement of operations) through March 31, 1998 the administration fees accrued amounted to $2,801.

         Administrative Services Agreement. PFPC provides certain administrative services to the Fund pursuant to the Administrative Services Agreement dated as of February 22, 1995, as revised September 8, 1997 and February 4, 1998 with the Fund. The Administrative Services Agreement is terminable upon 60 days' notice by either the Fund or PFPC. PFPC may assign its rights or delegate its duties under the Administrative Services Agreement to any wholly-owned direct or indirect subsidiary of PNC Bank, National Association or PNC Bank Corp., provided that (i) PFPC gives the Fund 30 days' notice; (ii) the delegate (or assignee) agrees with PFPC and the Fund to comply with all relevant provisions of the 1940 Act; and (iii) PFPC and such delegate (or assignee) promptly provide information requested by the Fund in connection with such delegation.


         As compensation for PFPC's administrative services, the Fund has agreed to pay PFPC a monthly fee at the rate set forth in the Portfolio's Prospectus.

         Distribution Plan. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board of Trustees has adopted a distribution plan (the "Distribution Plan") with respect to Class A, B and C shares. The Fund's Board of Trustees believes that there is a reasonable likelihood that the Distribution Plan will benefit the Portfolio and the holders of its Class A, B, and C shares.


         A quarterly report of the amounts expended under the Distribution Plan and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of a class of shares may bear pursuant to such Plan without approval of such effected shareholders and that other material amendments of the Distribution Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Distribution Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. In addition, because Class B shares automatically convert into Class A shares after eight years, the Fund is required by a Securities and Exchange Commission rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Distribution Plan that would materially increase the amount to be paid by Class A shareholders under such Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the 1940 Act), voting separately by class. The Distribution Plan and related agreements is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on such Plan. The Distribution Plan was approved on September 8, 1997 and February 4, 1998. The Distribution Plan is terminable at any time, as to each class of the Portfolio, by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in the Plan agreements or by vote of holders of a majority of the relevant class' shares. A Plan agreement is terminable, as to each class of the Portfolio, without penalty, at any time, by such vote of the Trustees, upon not more than 60 days written notice to the parties to such agreement or by vote of the holders of a majority of the relevant class' shares. A Plan agreement will terminate automatically, as to the relevant class of the Portfolio, in the event of its assignment (as defined in the 1940 Act). For the period December 29, 1997 (commencement of operations) through March 31, 1998, the Portfolio paid Bear Stearns $3,305, $2,073 and $1,813 with respect to Class A, B and C shares, respectively, under the Plan. Of such amounts, the following were paid as indicated for Class A, B and C shares of the Portfolio:

                                       Class A         Class B       Class C
                                       -------         -------       -------

Payments to Broker or                  $1,653            ----         ----
Dealers

Payments to Underwriters               $1,653           $2,073       $1,813




         Shareholder Servicing Plan. The Fund has adopted a shareholder servicing plan on behalf of the Portfolio's Class A, B and C shares (the "Shareholder Servicing Plan"). In accordance with the Shareholder Servicing Plan, the Fund may enter into shareholder service agreements under which the Portfolio pays fees of up to 0.25% of the average daily net assets of Class A, B or C shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of the shares or their accounts or similar services not otherwise provided on behalf of the Portfolio.

         Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by BSAM. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Bear Stearns, BSAM or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a particular portfolio are charged against the assets of that portfolio; other expenses of the Fund are allocated among the portfolios on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each portfolio.

         Activities of BSAM and its Affiliates and Other Accounts Managed by BSAM. The involvement of BSAM, Bear Stearns and their affiliates in the management of, or their interests in, other accounts and other activities of BSAM and Bear Stearns may present conflicts of interest with respect to the Portfolio or limit the Portfolio's investment activities. BSAM, Bear Stearns and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Portfolio and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Portfolio. BSAM, Bear Stearns and its affiliates will not have any obligation to make available any accounts managed by them, for the benefit of the management of the Portfolio. The results of the Portfolio's investment activities, therefore, may differ from those of Bear Stearns and its affiliates and it is possible that the Portfolio could sustain losses during periods in which BSAM, Bear Stearns and its affiliates and other accounts achieve significant profits on their trading for proprietary and other accounts. From time to time, the Portfolio's activities may be limited because of regulatory restrictions applicable to Bear Stearns and its affiliates, and/or their internal policies designed to comply with such restrictions.

                      PRIOR PERFORMANCE OF RELATED ACCOUNTS

         Set forth in the following table is the performance history of a composite of institutional private accounts with investment objectives, policies, strategies and risks substantially similar to those of the Portfolio. The accounts constituting the composite were managed during the periods indicated by a division of Bear, Stearns & Co. Inc. ("Bear Stearns") which was then known as Bear Stearns Asset Management (the "Division"). Bear Stearns recently reorganized its asset management operations so that the Division was consolidated with the Adviser which then changed its name to Bear Stearns Asset Management Inc. Prior to such consolidation, the Division rendered advisory services to separate accounts while the Adviser rendered advisory services to registered investment companies. During all periods reflected in the table below, both the Division and the Adviser were commonly managed and shared portfolio management personnel, including the portfolio managers of the Portfolio who have been and are responsible for managing the accounts reflected in the composite. Therefore, the Adviser believes that the performance data reflected below are illustrative of the past performance of the Adviser in managing a composite set of accounts substantially similar to the Portfolio. For that reason, this performance history may be relevant to potential investors in the Portfolio. Investors should note, however, that prior to January 1, 1997, the portfolio managers of the Portfolio reported to a Director of Equities who is no longer an employee of the Adviser or any of its affiliates.

         The data does not represent the past  performance  of the Portfolio and
prospective   investors  should  not  consider  these  performance   figures  as
indicative of the future performance of the Portfolio or of the Adviser.

         The composite performance data shown below were calculated in accordance with the standards of the Association for Investment Management and Research ("AIMR" (1)), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of all fees and expenses paid by the accounts including, investment advisory fees, brokerage commissions and execution costs but does not reflect the imposition of federal or state income taxes or custodial fees, if any. The composite includes all actual, fee-paying, discretionary accounts managed by the Division that have investment objectives, policies, strategies and risks substantially similar to those of the Portfolio. The composite, however, excludes certain accounts with similar investment objectives which, in the opinion of the Adviser, were not managed in a manner similar to the manner in which the Portfolio will be managed as a result of asset size, investment restrictions or other variables. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns.

         The institutional private accounts that are included in the composite are not subject to the same types of expenses to which the Portfolio is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the Investment Company Act or Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Consequently, the performance results for the composites could have been adversely affected if the institutional private accounts included in the composites had been regulated as investment companies under the federal securities laws.

         The investment results of the composites presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Portfolio or an individual investor investing in the Portfolio. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

         The information in the columns below headed "Disperion Max - Min" reflect the highest and lowest investment performance of the various accounts which comprise the composite for the relevant period. The information in the column headed "# of Portfolios" reflects the number of accounts included in the composite for the relevant period. The information in the column below headed "Composite Market Value" reflects the total assets in all accounts included in the composite for the relevant period (expressed in millions). Lastly, the information in the column below headed "% of total assets" reflects the proportion of the total assets managed by the Sub-Adviser which are managed in accounts comprising the Non-U.S. composite.


------------------------------

(1) AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable. Note however that the SEC mandated calculation of performance differs from that mandated by AIMR.

                   BALANCED COMPOSITE PERFORMANCE SUMMARY (2)
                             NET OF MANAGEMENT FEES

                             AS OF DECEMBER 31, 1997

                     LIPPER         ADVISER'S
                    BALANCED        BALANCED                                           MARKET      PERCENT OF
       TIME           FUND            FUND                                NUMBER OF     VALUE      ADVISER'S
      PERIOD          INDEX           INDEX         DISPERSION            PORTFOLIOS  (MILLIONS)      ASSETS
                                                 MAX          MIN

       1997          20.05%          21.51%     23.28%       20.34%           21        $229          2.90%
       1996          13.01           12.77      14.36%       11.48%           19         213          2.30
       1995          24.89           31.04      32.48%       26.94%           15         166          2.02
       1994          -2.05           -0.39       0.71%       -1.19%           12          71          1.07
       1993          11.95            9.84      10.52%        8.83%           10          52          0.83
       1992           7.46            7.81       8.24%        7.36%            6          46          0.82
       1991          25.83           22.97      21.85%       24.03%            4          34          0.69
     1990(3)          3.07            4.62       6.53         3.29             5          24          0.55


------------------------------
(2) Balanced Account Composite performance represents time-weighted rates of return inclusive of transaction costs and advisory fees for a dollar-weighted composite of fully discretionary tax-exempt balanced accounts greater than $2 million in size. Rates of return are calculated by deducting the actual advisory fees of accounts in the composite. Individual account fees may differ, which will affect returns. A complete list and description of all the Adviser's composites is available upon request. Past performance is not an assurance of future results.

(3) Returns are calculated for a partial year, from the inception of the Composite (April 1, 1990) through December 31, 1990.


                        PURCHASE AND REDEMPTION OF SHARES

         The following information supplements and should be read in conjunction with the sections in the Portfolio's Prospectus entitled "How to Buy Shares" and "How to Redeem Shares."


         The Distributor. Bear Stearns serves as the Portfolio's distributor on a best efforts basis pursuant to an agreement dated as of February 22, 1995, as revised September 8, 1997 which is renewable annually. For the period from December 29, 1997 (commencement of operations) through March 31, 1998, Bear Stearns retained $32,306 from the sales loads on Class A and $0 from contingent deferred sales charges ("CDSC") on Class B and Class C shares. In some states, banks or other institutions effecting transactions in Portfolio shares may be required to register as dealers pursuant to state law.


         Purchase Order Delays. The effective date of a purchase order may be delayed if PFPC, the Portfolio's transfer agent, is unable to process the purchase order because of an interruption of services at its processing facilities. In such event, the purchase order would become effective at the purchase price next determined after such services are restored.


         Sales Loads - Class A. Set forth below is an example of the method of computing the offering price of the Class A shares of the Portfolio. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares on March 31, 1998.

Net Asset Value per Share                   $13.40
Per Share Sales Charge - 5.50%
 of offering price (5.82% of
 net asset value per share)                   0.78

Per Share Offering Price to
 the Public                                 $14.18


         Redemption Commitment. The Portfolio has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred. Were the Portfolio to redeem securities in kind, it first would seek to distribute readily marketable securities.

         Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect Portfolio shareholders.

         Alternative Sales Arrangements - Class A, B, C and Y Shares. The availability of three classes of shares to individual investors permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Portfolio shares may receive different compensation with respect to one class of shares than the other. Bear Stearns will not accept any order of $500,000 or more of Class B shares or $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of a Portfolio instead. A fourth class of shares may be purchased only by certain institutional investors at net asset value per share (the "Class Y shares").

         The four classes of shares each represent an interest in the same Portfolio investments of a Portfolio. However, each class has different shareholder privileges and features. The net income attributable to Class B and C shares and the dividends payable on Class B and C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and C shares are subject.

         The methodology for calculating the net asset value, dividends and distributions of each Portfolio's Class A, B, C and Y shares recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Portfolio's total assets, and then equally to each outstanding share within a given class. Such general expenses include
(i) management fees, (ii) legal, bookkeeping and audit fees,

(iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to independent trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution and Shareholder Servicing Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Portfolio as a whole.

         None of the instructions described elsewhere in the Prospectus or Statement of Additional Information for the purchase, redemption, reinvestment, exchange, or transfer of shares of a Portfolio, the selection of classes of shares, or the reinvestment of dividends apply to Class Y shares.


                        DETERMINATION OF NET ASSET VALUE

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "How to Buy Shares."


         Valuation of Portfolio Securities. Exchange traded Portfolio securities, including covered call options written by the Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Trustees. Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

         Substantially all debt securities (including short-term investments greater than 60 days but less than one year at time of purchase) are valued each business day by one or more independent pricing services (the "Service") approved by the Board. Securities valued by the Service that are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices and asked prices. Short-term investments with maturities of 60 days or less may be carried at amortized cost, which approximates value. Other investments valued by the Service are carried at fair value as determined by the Service, based on methods which include the consideration of the following: (i) yields or prices of securities of comparable quality, coupon, maturity and type; (ii) indications as to the values from dealers; and (iii) general market conditions. Investments not valued by the Service are valued at the average of the most recent bid and asked prices in the market in which such investments are primarily traded, or at the last sales price for securities traded primarily on an exchange or the national securities markets.


         Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees. The Board of Trustees will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Trustees generally will take the following factors into consideration: (i) restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased (this discount will be revised periodically by the Board of Trustees if the Trustees believe that it no longer reflects the value of the restricted securities); (ii) restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost; and (iii) any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.


         New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         The following information supplements and should be read in conjunction
with  the   section  in  the   Portfolio's   Prospectus   entitled   "Dividends,
Distributions and Taxes."


         The following is only a summary of certain additional federal income tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

         Qualification as a Regulated Investment Company. The Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, count toward satisfaction of the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

         In general, gain or loss recognized by the Portfolio on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation purchased by the Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation. In addition, under the rules of Code section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code section 1256 (unless the Portfolio elects otherwise), will generally be treated as ordinary income or loss.


         Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of the Portfolio's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Portfolio and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Portfolio on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where the Portfolio has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Portfolio's shareholders.

         In general, for purposes of determining whether capital gain or loss recognized by the Portfolio on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Portfolio as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Portfolio grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Portfolio grants an in-the-money qualified covered call option with respect thereto. In addition, the Portfolio may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by the Portfolio on the lapse of, or any gain or loss recognized by the Portfolio from a closing transaction with respect to, an option written by the Portfolio will be treated as a short-term capital gain or loss.


         Certain transactions that may be engaged in by the Portfolio (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Portfolio, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Portfolio that are not Section 1256 contracts.

         The Portfolio may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Portfolio invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Portfolio will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Portfolio receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, the Portfolio that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Portfolio will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Portfolio's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Portfolio included in income in previous years. The Portfolio's holding period with respect to its PFIC stock subject to the election will commence on the first day of the next taxable year. If the Portfolio makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.


         Finally, if the Portfolio does not elect to treat the PFIC as a QEF and does not make a mark-to- market election, then, in general, (1) any gain recognized by the Portfolio upon the sale or other disposition of its interest in the PFIC or any "excess distribution" (as defined) received by the Portfolio from the PFIC will be allocated ratably over the Portfolio's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Portfolio's gross income for such year as ordinary income (and the distribution of such portion by the Portfolio to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Portfolio level), (3) the Portfolio shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Portfolio to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Portfolio thereon) will again be taxable to the shareholders as an ordinary income dividend.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.


         In addition to satisfying the requirements described above, the Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

         If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to a tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.


         Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated  investment  company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

         Portfolio Distributions. The Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below.


         The Portfolio may either retain or distribute to shareholders its net capital gain for each taxable year. The Portfolio currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Portfolio prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon the Portfolio's disposition of domestic "small business" stock will be subject to tax.

         Conversely, if the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.


         Ordinary income dividends paid by the Portfolio with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Portfolio from domestic corporations for the taxable year. A dividend received by the Portfolio will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code section 246(c)(3)and (4) any period during which the Portfolio has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Portfolio or (2) by application of Code section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).


         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Portfolio into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

         Investment income that may be received by the Portfolio from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries is not known.

         Distributions by the Portfolio that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by the Portfolio will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional Portfolio shares or shares of another portfolio (or another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Portfolio reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Portfolio, distributions of such amounts will be taxable to the shareholder in the manner described above, although they economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by the Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.


         The Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number , (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income , or (3) who has failed to certify to the Portfolio that it is not subject to backup withholding or that it is an exempt recipient (such as a corporation).

         Sale or Redemption of Shares. A shareholder will recognize gain or loss on the sale or redemption of shares of the Portfolio in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Portfolio within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Portfolio will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long-term capital gain recognized by an individual shareholder will be taxed at the lowest rate applicable to capital gains if the holder has held such shares for more than 18 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

         If a shareholder (1) incurs a sales load in acquiring shares of the Portfolio,(2) disposes of such shares less than 91 days after they are acquired, and (3) subsequently acquires shares of the Portfolio or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

         Foreign Shareholders. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from the Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Portfolio, capital gain dividends, and amounts retained by the Portfolio that are designated as undistributed capital gains.

         If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign noncorporate shareholders, the Portfolio may be required to withhold U.S. federal income tax at the rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Portfolio with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign taxes.

         Effect of Future Legislation; State and Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect .


         Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

                             PORTFOLIO TRANSACTIONS

         BSAM assumes general supervision over placing orders on behalf of the Portfolio for the purchase or sale of investment securities. Allocation of brokerage transactions, including their frequency, is made in BSAM's best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement BSAM's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by BSAM and BSAM's fees are not reduced as a consequence of the receipt of such supplemental information.

         Such information may be useful to BSAM in serving both the Portfolio and the other funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to BSAM in carrying out its obligations to the Portfolio. Sales of Portfolio shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by BSAM being engaged simultaneously in the purchase or sale of the same security. Certain of BSAM's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Portfolio for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, the Portfolio will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.


         Portfolio turnover may vary from year to year as well as within a year. BSAM expects that the turnover on the securities held in the Portfolio generally will not exceed 30% in any one year. The Portfolio turnover rate for the period December 29, 1997 (commencement of investment operations) through March 31, 1998 was 12.72.% This portfolio turnover rate is significantly higher than the portfolio turnover rates of other mutual funds that invest in equity securities. A higher portfolio turnover rate means that the Portfolio will incur substantially higher brokerage costs and may realize a greater amount of short-term capital gains or losses.


         To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Securities and Exchange Commission thereunder, the Board of Trustees has determined that transactions for the Portfolio may be executed through Bear Stearns if, in the judgment of BSAM, the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, Bear Stearns charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under rules adopted by the Securities and Exchange Commission, Bear Stearns may directly execute such transactions for the Portfolio on the floor of any national securities exchange, provided (i) on the Board of Trustees has expressly authorized Bear Stearns to effect such transactions, and (ii) Bear Stearns annually advises the Board of Trustees of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.


         For the period December 29, 1997 (commencement of operations), through March 31, 1998, the Portfolio paid total brokerage commissions of $5,528, of which $2,598 was paid to Bear Stearns. The Portfolio paid 47% of its commissions to Bear Stearns, and, with respect to all the securities transactions for the Portfolio, 42.53% of the transactions involved commissions being paid to Bear Stearns.

         The Portfolio paid an average commission rate per share of $0.0543. The percentage of commissions for which it received research services paid by the Portfolio was 94.75% of the total brokerage commissions paid by the Portfolio.



                             PERFORMANCE INFORMATION

         The following information supplements and should be read in conjunction
with  the  section  in  the   Portfolio's   Prospectus   entitled   "Performance
Information."

         Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B the maximum applicable CDSC has been paid upon redemption at the end of the period.


         The total return for Class A (at maximum offering price) for the period December 29, 1997 (commencement of investment operations) through March 31, 1998 was 2.09%. Based on net asset value per share, the total return for Class A was 8.04% for this period. The total return for Class B, Class C (including contingent deferred sales charge) was 2.49% and 6.83%, respectively and Class Y was 7.80%, for this period.

         Total return is calculated by subtracting the amount of the Portfolio's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B and C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B and C shares, which, if reflected would reduce the performance quoted.


                                 CODE OF ETHICS

         The Fund, on behalf of the Portfolio, has adopted an amended and restated Code of Ethics (the "Code of Ethics"), which established standards by which certain access persons of the Fund must abide relating to personal securities trading conduct. Under the Code of Ethics, access persons which include, among others, trustees and officers of the Fund and employees of the Fund and BSAM, are prohibited from engaging in certain conduct, including: (1) the purchase or sale of any security being purchased or sold, or being considered for purchase or sale, by the Portfolio, without prior approval by the Fund or without the applicability of certain exemptions; (2) the recommendation of a securities transaction without disclosing his or her interest in the security or issuer of the security; (3) the commission of fraud in connection with the purchase or sale of a security held by or to be acquired by the Portfolio; (4) the purchase of any securities in an initial public offering or private placement transaction eligible for purchase or sale by the Portfolio without prior approval by the Fund; and (5) the acceptance of gifts more than a de minimus value from those doing business with or on behalf of the Portfolio. Certain transactions are exempt from item (1) of the previous sentence, including: (1) purchases or sales on the accounts of an access person that are not under the control of or that are non-volitional with respect to that person; (2) purchases or sales of securities not eligible for purchase or sale by the Portfolio; (3) purchases or sales relating to rights issued by an issuer pro rata to all holders of a class of its securities; and
(4) any securities transactions, or series of related transactions, involving 500 or fewer shares of an issuer having a market capitalization greater than $1 billion.

         The Code of Ethics specifies that access persons shall place the interests of the shareholders of the Portfolio first, shall avoid potential or actual conflicts of interest with the Portfolio, and shall not take unfair advantage of their relationship with the Portfolio. Under certain circumstances, the Adviser to the Portfolio may aggregate or bunch trades with other clients provided that no client is materially disadvantaged. Access persons are required by the Code of Ethics to file quarterly reports of personal securities investment transactions. However, an access person is not required to report a transaction over which he or she had no control. Furthermore, a trustee of the Fund who is not an "interested person" (as defined in the Investment Company
Act) of the Fund is not required to report a transaction if such person did not know or, in the ordinary course of his duties as a Trustee of the Fund, should have known, at the time of the transaction, that, within a 15 day period before or after such transaction, the security that such person purchased or sold was either purchased or sold, or was being considered for purchase or sale, by the Portfolio. The Code of Ethics specifies that certain designated supervisory persons and/or designated compliance officers shall supervise implementation and enforcement of the Code of Ethics and shall, at their sole discretion, grant or deny approval of transactions required by the Code of Ethics.


                           INFORMATION ABOUT THE FUND

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "General Information."

         Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.


         The Fund will send annual and semi-annual financial statements to all its shareholders. As of July 28, 1998 the following shareholders owned, directly or indirectly, 5% or more of the indicated class of the Portfolio's outstanding shares.


                                                           Percent of Class A
Name and Address                                           Shares Outstanding

Bear Stearns Securities Corp.                                    24.6%
FBO 200-61012-12
1 Metrotech Center North
Brooklyn, NY  11201-3859

Bear Stearns Securities Corp.                                    16.9%
FBO 001-00315-16
1 Metrotech Center North
Brooklyn, NY  11201-3859

Bear Stearns Securities Corp.                                    19.7%
FBO 051-26132-17
1 Metrotech Center North
Brooklyn, NY  11201-3859

Bear Stearns Securities Corp.                                     7.2%
FBO 050-23391-12
1 Metrotech Center North
Brooklyn, NY  11201-3859

                                                           Percent of Class B
                                                           Shares Outstanding

Bear Stearns Securities Corp.                                    59.6%
FBO 001-00315-16
1 Metrotech Center North
Brooklyn, NY  11201-3859

                                                           Percent of Class C
                                                           Shares Outstanding

Bear Stearns Securities Corp.                                    80.1%
FBO 001-00315-16
1 Metrotech Center North
Brooklyn, NY  11201-3859

                                                           Percent of Class Y
                                                           Shares Outstanding

Bear Stearns Securities Corp.                                    15.3%
FBO 051-37445-16
1 Metrotech Center North
Brooklyn, NY  11201-3859

Bear Stearns Securities Corp.                                    16.4%
FBO 051-32810-14
1 Metrotech Center North
Brooklyn, NY  11201-3859

Bear Stearns Securities Corp.                                    13.2%
FBO 049-40526-16
1 Metrotech Center North
Brooklyn, NY  11201-3859

Bear Stearns Securities Corp.                                    11.8%
FBO 051-37549-11
1 Metrotech Center North
Brooklyn, NY  11201-3859

Bear Stearns Securities Corp.                                    17.2%
FBO 049-40474-18
1 Metrotech Center North
Brooklyn, NY  11201-3859

Bear Stearns Securities Corp.                                    12.9%
FBO 049-40122-14
1 Metrotech Center North
Brooklyn, NY  11201-3859

A shareholder who beneficially owns, directly or indirectly, more than 25% of a Portfolio's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Portfolio.

           CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                            AND INDEPENDENT AUDITORS

         Custodial Trust Company ("CTC"), 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the Portfolio's custodian. Under the custody agreement with the Portfolio, CTC holds the Portfolio's securities and keeps all necessary accounts and records. For its services, CTC receives an annual fee of the greater of .015% of the value of the domestic assets held in custody or $5,000, such fee to be payable monthly based upon the total market value of such assets, as determined on the last business day of the month. In addition, CTC receives certain securities transactions charges which are payable monthly. PFPC, Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Portfolio's transfer agent, dividend disbursing agent and registrar. Neither CTC nor PFPC has any part in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

         Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022, as counsel for the Fund, has provided legal advice as to certain legal matters regarding the issuance of the shares of beneficial interest being sold pursuant to the Portfolio's Prospectus.

         Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1434, independent auditors, have been selected as auditors of the Fund.


                              FINANCIAL STATEMENTS

The Portfolio's Annual Report to Shareholders for the period ended March 31, 1998 is a separate document supplied with this Statement of Additional Information, and the financial statements and accompanying notes appearing therein are incorporated by reference into this Statement of Additional Information.

                                                                     Rule 497(c)
                                                       Registration No. 33-84842



                             THE BEAR STEARNS FUNDS
                               S&P STARS PORTFOLIO
                      CLASS A, CLASS B, CLASS C AND CLASS Y
                                     PART B
                      (STATEMENT OF ADDITIONAL INFORMATION)

                                  July 28, 1998



         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current relevant Prospectus dated July 28, 1997 of S&P STARS Portfolio (the "STARS Portfolio" or the "Portfolio"), a portfolio of The Bear Stearns Funds (the "Fund"), as each may be revised from time to time. To obtain a free copy of such Prospectus, please write to the Fund at PFPC Inc. ("PFPC"), Attention: S&P STARS Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960, call 1- 800-447-1139 or call Bear, Stearns & Co. Inc. ("Bear Stearns") at 1-800-766- 4111.


         Bear Stearns Asset Management Inc. ("BSAM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the investment adviser to the Portfolio.

         Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., is the administrator of the Portfolio.

         Bear Stearns, an affiliate of BSAM, serves as distributor of the Portfolio's shares.

                                TABLE OF CONTENTS
                                                                           Page


Investment Objective and Management Policies............................   B-2
Management of the Fund..................................................   B-7
Management Arrangements.................................................   B-10
Purchase and Redemption of Shares.......................................   B-14
Determination of Net Asset Value........................................   B-16
Dividends, Distributions and Taxes......................................   B-16
Portfolio Transactions..................................................   B-23
Performance Information.................................................   B-25
Code of Ethics..........................................................   B-26
Information About the Fund..............................................   B-27
Custodian, Transfer and Dividend Disbursing Agent,
  Counsel and Independent Auditors......................................   B-28
Financial Statements....................................................   B-28

                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "Description of the STARS Portfolio."

Portfolio Securities

         Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Portfolio, depending on the principal amount of the CDs of each bank held by the Portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

         Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

         Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

         In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

         In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BSAM carefully evaluates such investments on a case-by-case basis.

         Repurchase Agreements. The Portfolio's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. BSAM will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. The Portfolio will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

         Commercial Paper and Other Short-Term Corporate Obligations. Variable rate demand notes include variable amount master demand notes, which are obligations that permit the Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. As mutually agreed between the parties, the Portfolio may increase the amount under the notes at any time up to the full amount provided by the note agreement, or decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, BSAM will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Portfolio's Prospectus for other commercial paper issuers.

         Illiquid Securities. When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, the Portfolio will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Portfolio's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, if a substantial market of qualified institutional buyers develops for certain unregistered securities purchased by the Portfolio pursuant to Rule 144A under the Securities Act of 1933, as amended, it intends to treat them as liquid securities in accordance with procedures approved by the Fund's Board of Trustees. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board of Trustees has directed BSAM to monitor carefully the Portfolio's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Portfolio's investing in such securities may have the effect of increasing the level of illiquidity in the Portfolio during such period.

Management Policies

         Options Transactions. The Portfolio may engage in options transactions of the type described in the Portfolio's Prospectus.

         The principal reason for writing covered call options, which are call options with respect to which the Portfolio owns the underlying security or securities, is to realize, through the receipt of premiums, a greater return than would be realized on the Portfolio's securities alone. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

         Options written by the Portfolio ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the time the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Portfolio may write (a) in-the-money call options when BSAM expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when BSAM expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of- the-money call options when BSAM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the money, at-the- money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

         So long as the Portfolio's obligation as the writer of an option continues, it may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. The Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

         While it may choose to do otherwise, the Portfolio generally will purchase or write only those options for which BSAM believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that otherwise may interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

         Stock Index Options. The Portfolio may engage in stock index option transactions of the type described in the Portfolio's Prospectus. A stock index fluctuates with changes in the market values of the stocks included in the index.

         Options on stock  indexes are  similar to options on stock  except that
(a) the expiration cycles of stock index options are generally monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of a stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         Lending Portfolio Securities. To a limited extent, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Portfolio can increase its income through the investment of the cash collateral. For purposes of this policy, the Portfolio considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Portfolio to be the equivalent of cash. From time to time, the Portfolio may return to the borrower or a third party which is unaffiliated with the Portfolio, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

         Investments in Warrants. The Portfolio does not presently intend to invest in warrants. However, any future investment in warrants will be limited to 5% of its net assets.

         Investment Restrictions. The Portfolio has adopted investment restrictions numbered 1 through 10 as fundamental policies. These restrictions cannot be changed, as to the Portfolio, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of the Portfolio, as the case may be. Investment restrictions numbered 11 through 14 are not fundamental policies and may be changed by vote of a majority of the Trustees of the Fund at any time. The Portfolio may not:

         1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or sponsored enterprises.

         2. Invest in commodities, except that it may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         3. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but it may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

         4. Borrow money, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33- 1/3% of the value of such company's total assets. For purposes of this Investment
Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

         5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, it may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Board of Trustees of the Fund.

         6. Act as an underwriter of securities of other issuers, except to the extent it may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

         7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

         8. Purchase securities on margin, but it may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         9. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Portfolio's investments, in all such companies to exceed 5% of the value of its total assets.

         10. Invest in the securities of a company for the purpose of exercising management or control, but it will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

         Non-Fundamental Restrictions.

         11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         12. Purchase, sell or write puts, calls or combinations thereof, except
as  described  in  the  Portfolio's   Prospectus  and  Statement  of  Additional
Information.

         13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

         14. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.


                             MANAGEMENT OF THE FUND

         Trustees and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

NAME AND ADDRESS                   POSITION       PRINCIPAL OCCUPATION
   (AND AGE)                       WITH FUND      DURING PAST FIVE YEARS
   ---------                       ---------      ----------------------


Peter M. Bren (64)                 Trustee        President   of  The  Bren  Co.
126 East 56th Street                              since 1969; President of Koll,
New York, NY  10021                               Bren   Realty   Advisors   and
                                                  Senior   Partner  for  Lincoln
                                                  Properties prior thereto.


Alan J. Dixon* (70)                Trustee        Partner of Bryan  Cave,  a law
7535 Claymont Court                               firm   in  St.   Louis   since
Apt. #2                                           January  1993;  United  States
Belleville, IL  62223                             Senator of Illinois  from 1981
                                                  to 1993.


John R. McKernan, Jr.              Trustee        Chairman  and Chief  Executive
(50)                                              Officer      of       McKernan
P.O. Box 15213                                    Enterprises Inc. since January
Portland, ME  04112                               1995;  Governor of Maine prior
                                                  thereto.


M.B. Oglesby, Jr. (56)                            President and Chief  Executive
700 13th St., N.W., Suite 400      Trustee        Officer,     Association    of
Washington, D.C.  20005                           American  Railroads since June
                                                  1997; Vice Chairman of Cassidy
                                                  & Associates

NAME AND ADDRESS              POSITION            PRINCIPAL OCCUPATION
   (AND AGE)                  WITH FUND           DURING PAST FIVE YEARS
   ---------                  ---------           ----------------------

                                                  from  February  1996  to  June
                                                  1997; Senior Vice President of
                                                  RJR Nabisco,  Inc.  from April
                                                  1989 to February 1996;  Former
                                                  Deputy  Chief  of  Staff-White
                                                  House  from  1988  to  January
                                                  1989.


Michael Minikes (53)          Trustee             Chairman    Senior    Managing
245 Park Avenue                                   Director of Bear Stearns since
New York, NY 10167                                September  1985;  Chairman  of
                                                  BSFM  since   December   1997;
                                                  Treasurer   of  Bear   Stearns
                                                  since January 1986;  Treasurer
                                                  of The Bear Stearns  Companies
                                                  Inc.  since   September  1985;
                                                  Director  of The Bear  Stearns
                                                  Companies  Inc.  since October
                                                  1989.

Robert S.  Reitzes*  (54)     President           President of Mutual Funds-Bear
575  Lexington  Avenue                            Stearns Asset  Management  and
New York,  NY 10022                               Senior  Managing  Director  of
                                                  Bear Stearns since March 1994;
                                                  Co-Director  of  Research  and
                                                  Senior  Chemical   Analyst  of
                                                  C.J.   Lawrence/Deutsche  Bank
                                                  Securities  Corp. from January
                                                  1991 to March 1994.

Peter B. Fox (46)             Executive Vice      Founder,    Fox    Development
Three First National Plaza    President           Corp., 1998; Managing Director
Chicago, IL  60602                                - Emeritus, Bear Stearns since
                                                  February 1997; Senior Managing
                                                  Director, Public Finance, Bear
                                                  Stearns from 1987 to 1997.

William J.  Montgoris  (51)   Executive  Vice     Chief  Financial  Officer  and
245 Park Avenue               President           Chief Operating Officer,  Bear
New York,  NY 10167                               Stearns.

Stephen A. Bornstein (55)     Vice President      Managing    Director,    Legal
575 Lexington Avenue                              Department;  General  Counsel,
New York, NY  10022                               Bear Stearns Asset Management.

Frank J.  Maresca (40)        Vice  President     Managing   Director   of  Bear
245 Park Avenue               and Treasurer       Stearns since  September 1994;
New York,  NY 10167                               Chief  Executive  Officer  and
                                                  President    of   BSFM   since
                                                  December    1997;    Associate
                                                  Director of Bear  Stearns from
                                                  September  1993  to  September
                                                  1994;  Vice

NAME AND ADDRESS              POSITION            PRINCIPAL OCCUPATION
   (AND AGE)                  WITH FUND           DURING PAST FIVE YEARS
   ---------                  ---------           ----------------------

                                                  President of Bear Stearns from
                                                  March 1992 to September 1993.


Donalda L. Fordyce (39)       Vice  President     Senior  Managing  Director  of
575 Lexington  Avenue                             Bear   Stearns   since  March,
New York, NY 10022                                1996;     previously,     Vice
                                                  President,   Asset  Management
                                                  Group, Goldman Sachs from 1986
                                                  to 1996.

Ellen T. Arthur (45)          Secretary           Associate   Director  of  Bear
575 Lexington Avenue                              Stearns  since  January  1996;
New York, NY  10022                               Secretary    of   BSAM   since
                                                  December 1997;  Senior Counsel
                                                  and Corporate  Vice  President
                                                  of  PaineWebber   Incorporated
                                                  from April  1989 to  September
                                                  1995.

Vincent L. Pereira (33)       Assistant           Associate   Director  of  Bear
245 Park Avenue               Treasurer           Stearns since  September 1995;
New York, NY  10167                               Treasurer   and  Secretary  of
                                                  BSFM since December 1997; Vice
                                                  President of Bear Stearns from
                                                  May  1993 to  September  1995;
                                                  Assistant  Vice  President  of
                                                  Mitchell Hutchins from October
                                                  1992 to May 1993.

Christina  LaMastro  (28)     Assistant           Legal    Assistant   of   Bear
575  Lexington  Avenue        Secretary           Stearns    since   May   1997;
New York,  NY 10022                               Assistant  Secretary  of  BSAM
                                                  since      December      1997;
                                                  Compliance  Assistant at Reich
                                                  & Tang L.P.  from  April  1996
                                                  through   April  1997;   Legal
                                                  Assistant   at   Fulbright   &
                                                  Jaworski  L.P. from April 1993
                                                  through April 1996.

         The Fund pays its non-affiliated Board members an annual retainer of $5,000 and a per meeting fee of $500 and reimburses them for their expenses. The Fund does not compensate its officers. The aggregate amount of compensation paid to each Board member by the Fund and by all other funds in the Bear Stearns Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the fiscal year ended March 31, 1998 is as follows:


                                                                                                                  (5)
                                                               (3)                                                Total
                                      (2)                  Pension or                    (4)                Compensation from
            (1)                    Aggregate           Retirement Benefits        Estimated Annual            Fund and Fund
       Name of Board              Compensation         Accrued as Part of           Benefits Upon            Complex Paid to
          Member                   from Fund*            Fund's Expenses             Retirement               Board Members
          ------                   ----------            ---------------             ----------               -------------


     Peter M. Bren                   $8,000                   None                      None                   $20,000 (2)
     Alan J. Dixon                   $8,000                   None                      None                    $8,000 (1)
     John R. McKernan, Jr.           $8,000                   None                      None                   $20,000 (2)
     M.B. Oglesby, Jr.               $8,000                   None                      None                   $20,000 (2)
     Robert S. Reitzes**              None                    None                      None                      None
     Michael Minikes**                None                    None                      None                      None



-------------------
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to approximately $8,600 for Board members of the Fund, as a group.

** Robert S. Reitzes resigned as a Director to Funds effective September 8, 1997. Michael Minikes was appointed as replacement for Mr. Reitzes effective September 8, 1997.

         Board members and officers of the Fund, as a group, owned less than 1% of the Portfolio's shares outstanding on June 30, 1998.


         For so long as the Plan described in the section captioned "Management Arrangements--Distribution Plans" remains in effect, the Fund's Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Fund.

         No meetings of shareholders of the Fund will be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Fund's Agreement and Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.


                             MANAGEMENT ARRANGEMENTS

         The following information supplements and should be read in conjunction with the section in the Portfolios' Prospectus entitled "Management of the STARS Portfolio."

General.

         On December 3, 1997, BSFM, the registered investment adviser of the Portfolio, changed its name to BSAM. On December 4, 1997, BSFM formed a new corporate entity under the laws of Delaware to conduct mutual fund administrative work for The Bear Stearns Funds and other affiliated and non-affiliated investment companies.

Prior to June 25, 1997, the Portfolio invested all of its assets into the S&P STARS Master Series of S&P STARS Fund (the "Master Series"), rather than directly in a portfolio of securities in an arrangement typically referred to as a "master-feeder" structure. Active portfolio management was performed at the Master Series level and BSFM was retained by the Master Series rather than the Portfolio. At a meeting held on June 18, 1997, a majority of the shareholders of the Portfolio approved an investment advisory contract between BSFM and the Portfolio and active management of the Portfolio investments commenced. Historical information provided below for periods prior to June 25, 1997 pertaining to items such as advisory fees, portfolio turnover, and brokerage expenses reflects those items as incurred by the Master Series.

         Investment Advisory Agreement. BSAM provides investment advisory services to the Portfolio pursuant to the Investment Advisory Agreement (the "Agreement") dated June 1, 1997, with the Fund. The Agreement is subject to annual approval by (i) the Fund's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of the Fund's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSAM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons", approved the Agreement on April 29, 1997, subject to approval by the shareholders of the Portfolio. Such shareholder approval was obtained on June 18, 1997 at a meeting of the shareholders of the Portfolio. The Agreement is terminable, on 60 days' notice, by the Fund's Board of Trustees or by vote of the holders of a majority of the Portfolio's shares, or, on not less than 90 days' notice, by BSAM. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         BSAM is a wholly owned subsidiary of The Bear Stearns Companies Inc. The following persons are directors and/or senior officers of BSAM: Mark A. Kurland, President, Chairman of the Board and Director; Robert S. Reitzes, Executive Vice President and Director; Donalda L. Fordyce, Vice President, Chief Operating Officer and Director; Ellen T. Arthur, Secretary; and Warren
J. Spector and Robert M. Steinberg, Directors.

         BSAM provides investment advisory services to the Portfolio in accordance with its stated policies, subject to the approval of the Fund's Board of Trustees. BSAM provides the Portfolio with portfolio managers who are authorized by the Fund's Board of Trustees to execute purchases and sales of securities. The portfolio managers are Robert S. Reitzes and Gayle M. Sprute. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions.


         As noted above, prior to June 25, 1997, the Portfolio did not retain an investment adviser. Instead, The Master Series retained BSFM (now, BSAM) to serve as its investment adviser. For the period from April 3, 1995 (commencement of operations) through March 31, 1996, the investment advisory fees payable amounted to $384,779. BSAM waived its advisory fee entirely and reimbursed $4,424 and $79,750 of the Portfolio's and the Master Series' expenses, respectively, pursuant to a voluntary undertaking by BSFM. For the fiscal years ended March 31, 1997 and March 31, 1998, the investment advisory fees payable amounted to $747,970 and $1,262,953, respectively. BSAM waived $699,997 and $645,637 of its advisory fee pursuant to a voluntary undertaking, resulting in net advisory fees of $47,973 and $617,310 paid by the Master Series and the Portfolio for the fiscal years ended March 31, 1997 and March 31, 1998, respectively.

         Administration Agreement. BSFM provides certain administrative services to the Fund pursuant to the Administration Agreement dated February 22, 1995, as revised April 11, 1995, June 2, 1997, September 8, 1997 and February 4, 1998, with the Fund. The Administration Agreement will continue until February 22,
1999 and thereafter will be subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSFM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Portfolio's shares or upon not less than 90 days' notice by BSFM. The Administration Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


         As compensation for BSFM's administrative services, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.15 of 1% of the Portfolio's average daily net assets. For the period from April 3, 1995 (commencement of operations) through March 31, 1996, the administration fee accrued amounted to $78,090 and the amount paid was $74,227. For the fiscal years ended March 31, 1997 and March 31, 1998, the administration fee accrued amounted to $149,100 and $252,557, respectively and the amount paid was $131,668 and $224,700, respectively.

         Administrative Services Agreement. PFPC provides certain administrative services to the Fund pursuant to the Administrative Services Agreement dated February 22, 1995, as revised September 8, 1997, and February 4, 1998 with the Fund. The Administrative Services Agreement is terminable upon 60 days' notice by either the Fund or PFPC. PFPC may assign its rights or delegate its duties under the Administrative Services Agreement to any wholly-owned direct or indirect subsidiary of PNC Bank, National Association or PNC Bank Corp., provided that (i) PFPC gives the Fund 30 days' notice; (ii) the delegate (or assignee) agrees with PFPC and the Fund to comply with all relevant provisions of the 1940 Act; and (iii) PFPC and such delegate (or assignee) promptly provide information requested by the Fund in connection with such delegation.


         Under the terms of the Administrative Services Agreement, PFPC is entitled to receive a monthly fee equal to an annual rate of 0.10 of 1% of the Portfolio's average daily net assets up to $200 million, 0.075% of 1% of the next $200 million, .05% of 1% of the next $200 million and 0.03 of 1% of net assets above $600 million, subject to a minimum annual fee of approximately $100,000 for the Portfolio.


         Prior to June 25, 1997, PFPC Inc. provided administrative services to the Portfolio. As compensation for PFPC's administrative services, the Fund agreed to pay PFPC $5,500 per month.

         Prior to June 25, 1997, PFPC International Ltd. provided certain administrative services to the Master Series pursuant to the Administrative Services Agreement dated February 23, 1995, with the Fund. Under the Administrative Services Agreement, the Master Series paid PFPC International Ltd. an annual fee, as a percentage of average daily net assets, equal to .12 of 1% of the first $200 million of average net assets, .09 of 1% of the next $200 million, .075 of 1% of the next $200 million and .05 of 1% of average net assets in excess of $600 million, subject to a monthly minimum fee of $8,500.


         Distribution Plan. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board of Trustees has adopted a distribution and shareholder servicing plan with respect to Class A and Class C shares and a distribution plan with respect to Class B shares (the "Distribution Plans"). The Fund's Board of Trustees believes that there is a reasonable likelihood that the Distribution Plans will benefit the Portfolio and the holders of its Class A, Class B and Class C shares.

         A quarterly report of the amounts expended under each Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, each Distribution Plan provides that it may not be amended to increase materially the costs which holders of a class of shares may bear pursuant to such Plan without approval of such effected shareholders and that other material amendments of the Distribution

Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. In addition, because Class B shares automatically convert into Class A shares after eight years, the Fund is required by a Securities and Exchange Commission rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to each Distribution Plan that would materially increase the amount to be paid by Class A shareholders under such Plans. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the 1940 Act), voting separately by class. Each Distribution Plan and related agreements is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on such Plan. The Distribution Plan with respect to Class A and Class C shares was so approved on January 28, 1997. The Distribution Plan with respect to the Class B shares was so approved on September 8, 1997. Each Distribution Plan is terminable at any time, as to each class of the Portfolio, by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in the Plan agreements or by vote of holders of a majority of the relevant class' shares. A Plan agreement is terminable, as to each class of the Portfolio, without penalty, at any time, by such vote of the Trustees, upon not more than 60 days written notice to the parties to such agreement or by vote of the holders of a majority of the relevant class' shares. A Plan agreement will terminate automatically, as to the relevant class of the Portfolio, in the event of its assignment (as defined in the 1940 Act).



         For the period from April 3, 1995 (commencement of operations) through March 31, 1996, the Portfolio paid Bear Stearns $152,980 and $176,445 with respect to Class A and C shares, respectively, under the Plan. For the fiscal year ended March 31, 1997, the Portfolio paid Bears Stearns $276,327 and $324,164 with respect to Class A and C shares, respectively, under the Plan. For the fiscal year ended March 31, 1998, the Portfolio paid Bear Stearns $443,379, $7,370 and $520,582 with respect to Class A, B and C shares, respectively, under the Plan. Of such amounts the following amounts were paid as indicated for Class A, B and C shares of the Portfolio:


                           April 3, 1995 -             Fiscal Year Ended                     Fiscal Year Ended
                           March 31, 1996                March 31, 1997                       March 31, 1998

                          Class A       Class C          Class A       Class C         Class A       Class B       Class C
                          -------       -------          -------       -------         -------       -------       -------

Payments to              $152,980          ----         $276,327      $156,745        $221,689          ----      $340,935
Brokers and
Dealers

Payments to                  ----      $176,445             ----      $167,419            ----        $7,370      $179,647
Underwriters

Payments for                 ----          ----             ----          ----        $221,690          ----          ----
Marketing and
Advertising


         Shareholder Servicing Plan. The Fund has adopted a shareholder servicing plan on behalf of the Portfolio's Class B shares (the "Shareholder Servicing Plan"). In accordance with the Shareholder Servicing Plan, the Fund may enter into shareholder service agreements under which the Portfolio pays fees of up to 0.25% of the average daily net assets of Class B shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of the shares or their accounts or similar services not otherwise provided on behalf of the Portfolio.

         Expenses. The Fund bears its own operating expenses. Operating expenses include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of BSAM or its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the existence of the Fund, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a particular portfolio of the Fund are charged against the assets of that portfolio; other expenses of the Fund are allocated among the portfolios on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each portfolio.

         Expense Limitation. BSAM agreed that if, in any fiscal year, the aggregate expenses of a Portfolio, exclusive of taxes, brokerage commissions, interest on borrowings and (with prior written consent of the necessary state securities commissions) extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Portfolio, the Fund may deduct from the payment to be made to BSAM, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis. No such expense limitations currently apply to the Portfolio.

         Activities of BSAM and its Affiliates and Other Accounts Managed by BSAM. The involvement of BSAM, Bear Stearns and their affiliates in the management of, or their interests in, other accounts and other activities of BSAM and Bear Stearns may present conflicts of interest with respect to the Portfolio or limit the Portfolio's investment activities. BSAM, Bear Stearns and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Portfolio and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Portfolio. BSAM, Bear Stearns and its affiliates will not have any obligation to make available any accounts managed by them, for the benefit of the management of the Portfolio. The results of the Portfolio's investment activities, therefore, may differ from those of Bear Stearns and its affiliates and it is possible that the Portfolio could sustain losses during periods in which BSAM, Bear Stearns and its affiliates and other accounts achieve significant profits on their trading for proprietary and other accounts. From time to time, the Portfolio's activities may be limited because of regulatory restrictions applicable to Bear Stearns and its affiliates, and/or their internal policies designed to comply with such restrictions.


                        PURCHASE AND REDEMPTION OF SHARES

         The following information supplements and should be read in conjunction with the sections in the Portfolio's Prospectus entitled "How to Buy Shares" and "How to Redeem Shares."


         The Distributor. Bear Stearns serves as the Portfolio's distributor on a best efforts basis pursuant to an agreement dated February 22, 1995, as revised September 8, 1997 and February 4, 1998, which is renewable annually. For the period from April 3, 1995 (commencement of operations) through March 31, 1996, Bear Stearns retained $32,434 from the sales loads on Class A shares and $25,670 from contingent deferred sales charges ("CDSC") on Class C shares. For the fiscal years ended March 31, 1997 and March 31, 1998, respectively, Bear Stearns retained approximately $904,000 and $1,022,000 from the sales loads on Class A shares and approximately $30,000 and $26,000 from CDSC on Class C shares. In some states, banks or other institutions effecting transactions in Portfolio shares may be required to register as dealers pursuant to state law.


         Purchase Order Delays. The effective date of a purchase order may be delayed if PFPC, the Portfolio's transfer agent, is unable to process the purchase order because of an interruption of services at its processing facilities. In such event, the purchase order would become effective at the purchase price next determined after such services are restored.

         Sales Loads--Class A. Set forth below is an example of the method of computing the offering price of the Class A shares of the Portfolio. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares on March 31, 1997.

        Net Asset Value per Share                                       $19.97

        Per Share Sales Charge - 5.50%
           of offering price (5.82% of
           net asset value per share)                                     1.16

        Per Share Offering Price to
           the Public                                                   $21.13


        Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Portfolio's shareholders.

        Alternative Sales Arrangements - Class A, Class B, Class C and Class Y Shares. The availability of three classes of shares to individual investors permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Portfolio shares may receive different compensation with respect to one class of shares than the other. Bear Stearns will not accept any order of $500,000 or more of Class B shares or $1 million or more of Class C shares, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of a Portfolio instead. A fourth class of shares may be purchased only by certain institutional investors at net asset value per share (the "Class Y shares").

        The four classes of shares each represent an interest in the same portfolio investments of a Portfolio. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

        The methodology for calculating the net asset value, dividends and distributions of each Portfolio's Class A, B, C and Y shares recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Portfolio's total assets, and then equally to each outstanding share within a given class. Such general expenses include
(i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, (iv) fees to independent trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution Plan and Shareholder Servicing Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Portfolio as a whole.

        None of the instructions described elsewhere in the Prospectus or Statement of Additional Information for the purchase, redemption, reinvestment, exchange, or transfer of shares of a Portfolio, the selection of classes of shares, or the reinvestment of dividends apply to Class Y shares.


                        DETERMINATION OF NET ASSET VALUE

        The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "How to Buy Shares."

        Valuation of Portfolio Securities. Portfolio securities, including covered call options written by the Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Trustees. Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.


        The Portfolio's restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees. The Board of Trustees will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board of Trustees generally will take the following factors into consideration: (i) restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased (this discount will be revised periodically by the Board of Trustees if the Board of Trustees believe that it no longer reflects the value of the restricted securities); (ii) restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost; and (iii) any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.


        New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

        The following information  supplements and should be read in conjunction
with  the   section  in  the   Portfolio's   Prospectus   entitled   "Dividends,
Distributions and Taxes."


        The following is only a summary of certain additional federal income tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

        Qualification as a Regulated Investment Company. The Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, count toward satisfaction of the Distribution Requirement.

        In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").


        In general, gain or loss recognized by the Portfolio on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation purchased by the Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation. In addition, under the rules of Code section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code section 1256 (unless the Portfolio elects otherwise), will generally be treated as ordinary income or loss.

        Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of the Portfolio's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Portfolio and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Portfolio on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where the Portfolio has a built-in loss with respect to property that becomes a part of a conversion transaction.

No authority exists that indicates that the converted character of the income will not be passed through to the Portfolio's shareholders.

        In general, for purposes of determining whether capital gain or loss recognized by the Portfolio on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Portfolio as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Portfolio grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Portfolio grants an in-the-money qualified covered call option with respect thereto. In addition, the Portfolio may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by the Portfolio on the lapse of, or any gain or loss recognized by the Portfolio from a closing transaction with respect to, an option written by the Portfolio will be treated as a short-term capital gain or loss.

        Certain transactions that may be engaged in by the Portfolio (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Portfolio, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Portfolio that are not Section 1256 contracts.

        The Portfolio may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Portfolio invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Portfolio will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Portfolio receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, the Portfolio that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Portfolio will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Portfolio's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Portfolio included in income in previous years. The Portfolio's holding period with respect to its PFIC stock subject to the election will commence on the first day of the next taxable year. If the Portfolio makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

        Finally, if the Portfolio does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Portfolio upon the sale or other disposition of its interest in the PFIC or any "excess distribution" (as defined) received by the Portfolio from the PFIC will be allocated ratably over the Portfolio's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Portfolio's gross income for such year as ordinary income (and the distribution of such portion by the Portfolio to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Portfolio level), (3) the Portfolio shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Portfolio to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Portfolio thereon) will again be taxable to the shareholders as an ordinary income dividend.

        Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.


        In addition to satisfying the requirements described above, the Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

        If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to a tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.


        Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.


        For purposes of the excise tax, a regulated  investment  company  shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

        The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

        Portfolio Distributions. The Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below.


        The Portfolio may either retain or distribute to shareholders its net capital gain for each taxable year. The Portfolio currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Portfolio prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon the Portfolio's disposition of domestic "small business" stock will be subject to tax.

        Conversely, if the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

        Ordinary income dividends paid by the Portfolio with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Portfolio from domestic corporations for the taxable year. A dividend received by the Portfolio will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code section 246(c)(3)and (4) any period during which the Portfolio has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in- the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Portfolio or (2) by application of Code section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).


        Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Portfolio into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

        Investment income that may be received by the Portfolio from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries is not known.

        Distributions by the Portfolio that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

        Distributions by the Portfolio will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional Portfolio shares or shares of another portfolio (or another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Portfolio reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Portfolio, distributions of such amounts will be taxable to the shareholder in the manner described above, although they economically constitute a return of capital to the shareholder.

        Ordinarily, shareholders are required to take distributions by the Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.


        The Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number , (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income , or (3) who has failed to certify to the Portfolio that it is not subject to backup withholding or that it is an exempt recipient (such as a corporation).

        Sale or Redemption of Shares. A shareholder will recognize gain or loss on the sale or redemption of shares of the Portfolio in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Portfolio within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Portfolio will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long-term capital gain recognized by an individual shareholder will be taxed at the lowest rate applicable to capital gains if the holder has held such shares for more than 18 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.


        If a shareholder (1) incurs a sales load in acquiring shares of the Portfolio,(2) disposes of such shares less than 91 days after they are acquired, and (3) subsequently acquires shares of the Portfolio or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.


        Foreign Shareholders. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.


        If the income from the Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Portfolio, capital gain dividends, and amounts retained by the Portfolio that are designated as undistributed capital gains.

        If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

        In the case of foreign noncorporate shareholders, the Portfolio may be required to withhold U.S. federal income tax at the rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Portfolio with proper notification of their foreign status.


        The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign taxes.

        Effect of Future Legislation; State and Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect .

        Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.



                             PORTFOLIO TRANSACTIONS

        BSAM assumes general supervision over placing orders on behalf of the Portfolio for the purchase or sale of investment securities. Allocation of brokerage transactions, including their frequency, is made in BSAM's best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement BSAM's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by BSAM and BSAM's fees are not reduced as a consequence of the receipt of such supplemental information. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that BSAM, as applicable, determines in good faith that such commission is reasonable in terms of the transaction or the overall responsibility of BSAM to the Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long-term.

        Such supplemental information may be useful to BSAM in serving both the Portfolio and the other funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to BSAM in carrying out its obligations to the Portfolio. Sales of Portfolio shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by BSAM being engaged simultaneously in the purchase or sale of the same security. Certain of BSAM's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Portfolio for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, the Portfolio will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.


         Portfolio turnover may vary from year to year as well as within a year. The turnover rate for the Master Series for the period April 3, 1995 (commencement of operations) through March 31, 1996 and the fiscal years ended March 31, 1997 and March 31, 1998 for the Portfolio was 296% , 220% and 173%, respectively. The portfolio turnover rate for the period ended March 31, 1997 differed from the anticipated portfolio turnover rate because of market volatility. BSAM repositioned the Master Series' portfolio by selling some of its technology stocks and purchasing stocks that were believed to be more defensive in nature, such as healthcare, consumer non-durables, and growth stocks. In periods in which extraordinary market conditions prevail, BSAM will not be deterred from changing investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by BSAM based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.


        To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Securities and Exchange Commission thereunder, the Board of Trustees has determined that transactions for the Portfolio may be executed through Bear Stearns if, in the judgment of BSAM, the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, Bear Stearns charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under rules adopted by the Securities and Exchange Commission, Bear Stearns may directly execute such transactions for the Portfolio on the floor of any national securities exchange, provided (i) the Board of Trustees has expressly authorized Bear Stearns to effect such transactions, and (ii) Bear Stearns annually advises the Board of Trustees of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.


         For the period April 3, 1995 (commencement of operations) through March 31, 1996, the fiscal year ended March 31, 1997 (for the Master Series), and the fiscal year ended March 31, 1998 (for the Portfolio) total brokerage commissions paid were $415,246, $474,679, and $521,114, respectively, of which $378,353,
$368,764 and $305,271, respectively, was paid to Bear Stearns. With respect to such periods, 91.10%, 77.68% and 58.58%, respectively, of its total commissions were paid to Bear Stearns, and, with respect to all the securities transactions, 90.60%, 76.59% and 52.83%, respectively of the transactions involved commissions being paid to Bear Stearns.

        For the fiscal year ended March 31, 1997 (for the Master Series ) and the fiscal year ended March 31, 1998 (for the Portfolio) the average commission rate paid per share was $0.0595 and $0.0541, respectively. With respect to such periods, the percentage of commissions for which research services were received was 98.6% and 99.67% of the total brokerage commissions paid , respectively.


                             PERFORMANCE INFORMATION

        The following information  supplements and should be read in conjunction
with  the  section  in  the   Portfolio's   Prospectus   entitled   "Performance
Information."

        Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A class's average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B the maximum applicable CDSC has been paid upon redemption at the end of the period.


        The average annual total return for Class A for the fiscal year ended March 31, 1998 was 26.90% after reflecting the maximum initial sales charge effective at the beginning of the period of 4.75%. Based on net asset value per share, the average annual total return for Class A was 28.90% for the same period. The average annual total return for Class C was 28.31% for this period. Average annual total return for Class Y for the fiscal year ended March 31, 1998 was 26.06%.


        Total return is calculated by subtracting the amount of the Portfolio's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B and C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B and C shares, which, if reflected, would reduce the performance quoted.


         The total return for Class A, after reflecting the maximum initial sales charge effective at the beginning of the period of 4.75%, for the year ended March 31, 1998 and the period April 5, 1995 (commencement of investment operations) to March 31, 1998 was 36.75% and 103.95%, respectively. Based on net asset value per share, the total return for Class A was 43.53% and 114.14%, respectively, for the same periods. The total return for Class C was 42.80% and 110.82%, respectively, for the periods. The total return for Class Y for the year ended March 31, 1998 and the period August 7, 1995 (commencement of initial public offering) to March 31, 1998 was 44.22% and 84.83%, respectively.

                                 CODE OF ETHICS

        The Fund, on behalf of the Portfolio, has adopted an amended and restated Code of Ethics (the "Code of Ethics"), which established standards by which certain access persons of the Trust must abide relating to personal securities trading conduct. Under the Code of Ethics, access persons which include, among others, trustees and officers of the Trust and employees of the Trust and BSAM, are prohibited from engaging in certain conduct, including: (1) the purchase or sale of any security for his or her account in which he or she has any direct or indirect beneficial interest, without prior approval by the Fund or without the applicability of certain exemptions; (2) the recommendation of a securities transaction without disclosing his or her interest in the security or issuer of the security; (3) the commission of fraud in connection with the purchase or sale of a security held by or to be acquired by the Portfolio; and (4) the purchase of any securities in an initial public offering or private placement transaction eligible for purchase or sale by the Portfolio without prior approval by the Fund. Certain transactions are exempt from item
(1) of the previous sentence, including: (1) any securities transaction, or series of related transactions, involving 500 or fewer shares of an (i) issuer with an average monthly trading volume of 100 million shares or more, or (ii) an issuer that has a market capitalization of $1 billion or greater; and (2) transactions in exempt securities or the purchase or sale of securities purchased or sold in exempt transactions.

        The Code of Ethics specifies that access persons shall place the interests of the shareholders of the Portfolio first, shall avoid potential or actual conflicts of interest with the Portfolio, and shall not take unfair advantage of their relationship with the Portfolio. Under certain circumstances, the Investment Manager to the Portfolio may aggregate or bunch trades with other clients provided that no client is materially disadvantaged. Access persons are required by the Code of Ethics to file quarterly reports of personal securities investment transactions. However, an access person is not required to report a transaction over which he or she had no control. Furthermore, a trustee of the Trust who is not an "interested person" (as defined in the 1940 Act) of the Trust is not required to report a transaction if such person did not know or, in the ordinary course of his duties as a trustee of the Trust, should have known, at the time of the transaction, that, within a 15 day period before or after such transaction, the security that such person purchased or sold was either purchased or sold, or was being considered for purchase or sale, by the Portfolio. The Code of Ethics specifies that certain designated supervisory persons and/or designated compliance officers shall supervise implementation and enforcement of the Code of Ethics and shall, at their sole discretion, grant or deny approval of transactions required by the Code of Ethics.

                           INFORMATION ABOUT THE FUND

        The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "General Information."


        Bear Stearns and S&P entered into a License Agreement dated October 1, 1994 that provides for, among other matters: (i) the grant by S&P to Bear Stearns of the exclusive right until March 31, 2001, and the non-exclusive right thereafter, to use certain of S&P's proprietary trade names and trademarks for investment companies based, in whole or in part, on the STARS System, (ii) such right to become non-exclusive at an earlier date, if the Portfolio and certain other investment companies which, in the future, may be sponsored by Bear
Stearns fail to reach certain aggregate asset sizes, measured annually commencing on April 1, 1996, (iii) such right to terminate at S&P's option upon certain events, such as breach by Bear Stearns of the material terms of the License Agreement, S&P ceasing to publish STARS, the adoption of adverse legislation or regulation (none of which currently is foreseen) affecting S&P's ability to license its trade names or trademarks as contemplated by the License Agreement, or the existence of certain litigation (none of which is known to exist or to be threatened), (iv) the payment by Bear Stearns of annual license fees in amounts equal to a range of .30% to .375% of the net assets of the Portfolio and other investment companies subject to the License Agreement and
(v) a partial reduction of the license fees to offset certain marketing expenses incurred by Bear Stearns in connection with the Portfolio. As of January 23, 1998, Bear Stearns and S&P mutually agreed to eliminate the exclusivity provision of the Agreement dated October 1, 1994.

         STARS is the centerpiece of OUTLOOK, S&P's flagship investment newsletter that has a high net worth readership of 25,000 weekly subscribers. STARS reaches more than 74,000 brokers and investment professionals on their desktop computers through MarketScope, S&P's on-line, real-time equity evaluation service, which is accessed more than one million times daily.


        S&P has more than 130 years' experience in providing financial information and analysis, offers more than 60 products and employs more than 50 experienced equity analysts. These analysts consider fundamental factors that are expected to impact growth. These factors include company operations and industry and macroeconomic conditions. Among the fundamental factors are the company's balance sheet, ability to finance growth, competitive market advantages, earnings per share growth and strength of management.

        Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.

        The Fund will send annual and semi-annual financial statements to all its shareholders.


         As of July 28, 1998 the following shareholders owned, directly or indirectly, 5% or more of the indicated Class of the Portfolio's outstanding shares.

                                    Percent of Class Y
Name and Address                    Shares Outstanding
----------------                    ------------------

Custodial Trust Company             74.0%
101 Carnegie Center
Princeton, NJ  08540

                                    Percent of Class B
                                    Shares Outstanding
                                    ------------------

Bear Stearns Securities Corp        5.5%
FBO 486-16983-16
1 Metrotech Center North
Brooklyn, NY  11201-3857


        A shareholder who beneficially owns, directly or indirectly, more than 25% of the Portfolio's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Portfolio.


           CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                            AND INDEPENDENT AUDITORS

        Custodial Trust Company ("CTC"), 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the Portfolio's custodian. Under the custody agreement with the Portfolio, CTC holds the Portfolio's securities and keeps all necessary accounts and records. For its services, CTC receives an annual fee of the greater of .01% of the value of the domestic assets held in custody or $5,000, such fee to be payable monthly based upon the total market value of such assets, as determined on the last business day of the month. In addition, CTC receives certain securities transactions charges which are payable monthly. PFPC, Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Portfolio's transfer agent, dividend disbursing agent and registrar. Neither CTC nor PFPC has any part in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

        Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022, as counsel for the Fund, has provided legal advice as to certain legal matters regarding the shares of beneficial interest being sold pursuant to the Portfolio's Prospectus.

        Deloitte & Touche LLP, Two World Financial Center, New York, New York, 10281, independent auditors, have been selected as auditors of the Fund.


                              FINANCIAL STATEMENTS


        The Portfolio's Annual Report to Shareholders for the fiscal year ended March 31, 1998 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and reports of independent auditors appearing therein are incorporated by reference into this Statement of Additional Information.

                                                                     Rule 497(c)
                                                       Registration No. 33-84842

--------------------------------------------------------------------------------


                             THE BEAR STEARNS FUNDS
                            THE INSIDERS SELECT FUND
                      CLASS A, CLASS B, CLASS C AND CLASS Y
                                     PART B
                      (STATEMENT OF ADDITIONAL INFORMATION)

                                  JULY 28, 1998


--------------------------------------------------------------------------------



         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current relevant Prospectus dated July 28, 1998 of The Insiders Select Fund (the "Portfolio") of The Bear Stearns Funds (the "Fund"), as each may be revised from time to time. To obtain a free copy of such prospectus, please write to the Fund at PFPC Inc. ("PFPC"), Attention: The Insiders Select Fund, P.O. Box 8960, Wilmington, Delaware 19899-8960, call 1-800-447-1139 or call Bear, Stearns & Co. Inc. ("Bear Stearns") at 1-800-766-4111.


         Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the Portfolio's investment adviser.

         Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., is the administrator of the Portfolio.

         Bear Stearns, an affiliate of BSAM, serves as distributor of the Portfolio's shares.


                                TABLE OF CONTENTS
                                                                           Page


Investment Objective and Management Policies............................   B-2
Management of the Fund..................................................   B-9
Management Arrangements.................................................   B-12
Purchase and Redemption of Shares.......................................   B-15
Determination of Net Asset Value........................................   B-17
Dividends, Distributions and Taxes......................................   B-17
Portfolio Transactions..................................................   B-24
Performance Information.................................................   B-26
Code of Ethics..........................................................   B-26
Information About the Fund..............................................   B-27
Custodian, Transfer and Dividend Disbursing Agent,
  Counsel and Independent Auditors......................................   B-28
Financial Statements....................................................   B-28

                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "Description of the Portfolio."

Portfolio Securities

         Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Portfolio, depending on the principal amount of the CDs of each bank held by the Portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

         Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

         Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

         In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

         In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BSAM carefully evaluates such investments on a case-by-case basis.

         Repurchase Agreements. The Portfolio's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. The Adviser will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. The Portfolio will consider on an ongoing basis the credit worthiness of the institutions with which it enters into repurchase agreements.

         Commercial Paper and Other Short-Term Corporate Obligations. Variable rate demand notes include variable amount master demand notes, which are obligations that permit the Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. As mutually agreed between the parties, the Portfolio may increase the amount under the notes at any time up to the full amount provided by the note agreement, or decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, the Adviser will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Portfolio's Prospectus for other commercial paper issuers.

         Illiquid Securities. When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, the Portfolio will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Portfolio's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, if a substantial market of qualified institutional buyers develops for certain unregistered securities purchased by the Portfolio pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), the Portfolio intends to treat them as liquid securities in accordance with procedures approved by the Fund's Board of Trustees. Because it is not possible to predict with assurance how the market for restricted securities pursuant to

Rule 144A will develop, the Fund's Board of Trustees has directed the Adviser to monitor carefully the Portfolio's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Portfolio's investing in such securities may have the effect of increasing the level of illiquidity in the Portfolio during such period.

Management Policies

         The Portfolio engages in the following practices in furtherance of its objective.

         Options Transactions. The Portfolio may engage in options transactions, such as purchasing or writing covered call or covered put options. The principal reason for writing covered call options, which are call options with respect to which the Portfolio owns the underlying security or securities, is to realize, through the receipt of premiums, a greater return than would be realized on the Portfolio's securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

         Options written by the Portfolio ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the time the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at- the-money" and "out-of-the-money," respectively. The Portfolio may write: (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

         So long as the Portfolio's obligation as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. The Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

         While it may choose to do otherwise, the Portfolio generally will purchase or write only those options for which the Adviser believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that otherwise may interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

         Stock Index Options. The Portfolio may purchase and write put and call options on stock indexes listed on U.S. or foreign securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index.

         Options on stock indexes are similar to options on stock except: (a) the expiration cycles of stock index options are generally monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of a stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         Futures Contracts and Options on Futures Contracts. The Portfolio may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange.

         Initially, when purchasing or selling futures contracts the Portfolio will be required to deposit with the Fund's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, at the then prevailing price, which will operate to terminate the Portfolio's existing position in the contract.

         Although the Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses. If it is not possible, or the Portfolio determines not to close a futures position in anticipation of adverse price movements, the Portfolio will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

         In addition, to the extent the Portfolio is engaging in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities owned by the Portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indexes, the risk of imperfect correlation increases as the composition of the Portfolio's investments varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Portfolio may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

         Upon exercise of an option, the writer of the option will deliver to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of each Portfolio.

         Lending Portfolio Securities. To a limited extent, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the

Portfolio can increase its income through the investment of the cash collateral. For purposes of this policy, the Portfolio considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Portfolio to be the equivalent of cash. From time to time, the Portfolio may return to the borrower or a third party which is unaffiliated with the Portfolio, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.


         The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. The Portfolio has appointed Custodial Trust Company (CTC), an affiliate of BSAM, as the Lending Agent.
CTC receives a fee for its services.


         Investment Restrictions. The Portfolio has adopted investment restrictions numbered 1 through 8 as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Portfolio's outstanding voting shares. Investment restrictions numbered 9 through 14 are not fundamental policies and may be changed by vote of a majority of the Trustees at any time. The Portfolio may not:

         1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         2. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         3. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

         4. Borrow money, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's total assets. For purposes of this Investment
Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

         5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Portfolio may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Trustees.

         6. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

         7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

         8. Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         Non-Fundamental Restrictions.

         9. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Portfolio's investments in all such companies to exceed 5% of the value of its total assets.

         10. Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

         11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         12. Purchase, sell or write puts, calls or combinations thereof, except
as  described  in  the  Portfolio's   Prospectus  and  Statement  of  Additional
Information.

         13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

         14. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

         The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of the Portfolio's shares in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Portfolio and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

                             MANAGEMENT OF THE FUND

         Trustees and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

NAME AND ADDRESS              POSITION            PRINCIPAL OCCUPATION
   (AND AGE)                  WITH FUND           DURING PAST FIVE YEARS
   ---------                  ---------           ----------------------


Peter M. Bren (64)            Trustee             President  of  The  Bren  Co.,
126 East 56th Street                              since 1969; President of Koll,
New York, NY 10021                                Bren   Realty   Advisors   and
                                                  Senior   Partner  for  Lincoln
                                                  Properties prior thereto.

Alan J. Dixon* (70)           Trustee             Partner of Bryan  Cave,  a law
7535 Claymont Court                               firm   in  St.   Louis   since
Apt. #2                                           January  1993;  United  States
Belleville, IL  62223                             Senator of Illinois  from 1981
                                                  to 1993.

John R. McKernan,  Jr. (50)   Trustee             Chairman  and Chief  Executive
P.O. Box 15213 Portland,                          Officer      of       McKernan
ME 02110                                          Enterprises    since   January
                                                  1995;  Governor of Maine prior
                                                  thereto.

M.B. Oglesby, Jr. (56)        Trustee             President and Chief  Executive
700 13th Street, N.W.                             Officer,     Association    of
Suite 400                                         American  Railroads  from June
Washington, D.C.20005                             1997  to  March   1998;   Vice
                                                  Chairman    of    Cassidy    &
                                                  Associates  from February 1996
                                                  to  June  1997;   Senior  Vice
                                                  President of RJR Nabisco, Inc.
                                                  from  April  1989 to  February
                                                  1996;  Former  Deputy Chief of
                                                  Staff-White House from 1988 to
                                                  January 1989.

Michael Minikes (53)          Trustee             Chairman    Senior    Managing
245 Park Avenue                                   Director of Bear Stearns since
New York, NY 10167                                September  1985;  Chairman  of
                                                  BSFM  since   December   1997;
                                                  Treasurer   of  Bear   Stearns
                                                  since January 1986;  Treasurer
                                                  of The Bear Stearns  Companies
                                                  Inc.  since   September  1985;
                                                  Director  of The Bear  Stearns
                                                  Companies  Inc.  since October
                                                  1989.

Robert S.  Reitzes*  (54)     President           President of Mutual Funds-Bear
575  Lexington  Avenue                            Stearns Asset  Management  and
New York,  NY 10022                               Senior  Managing  Director  of
                                                  Bear Stearns since March 1994;
                                                  Co-Director  of  Research  and
                                                  Senior  Chemical   Analyst  of
                                                  C.J.   Lawrence/Deutsche  Bank
                                                  Securities  Corp. from January
                                                  1991 to March 1994.

NAME AND ADDRESS              POSITION            PRINCIPAL OCCUPATION
   (AND AGE)                  WITH FUND           DURING PAST FIVE YEARS
   ---------                  ---------           ----------------------


Peter B. Fox (46)             Executive Vice      Founder,    Fox    Development
Three First National Plaza    President           Corp., 1998; Managing Director
Chicago, IL  60602                                - Emeritus, Bear Stearns since
                                                  February 1997; Senior Managing
                                                  Director, Public Finance, Bear
                                                  Stearns from 1987 to 1997.

William J.  Montgoris  (51)   Executive  Vice     Chief  Financial  Officer  and
245 Park Avenue               President           Chief Operating Officer,  Bear
New York,  NY 10167                               Stearns.

Stephen A. Bornstein (55)     Vice President      Managing    Director,    Legal
575 Lexington Avenue                              Department;  General  Counsel,
New York, NY  10022                               Bear Stearns Asset Management.

Frank J.  Maresca (40)        Vice  President     Managing   Director   of  Bear
245 Park Avenue               and Treasurer       Stearns since  September 1994;
New York,  NY 10167                               Chief  Executive  Officer  and
                                                  President    of   BSFM   since
                                                  December    1997;    Associate
                                                  Director of Bear  Stearns from
                                                  September  1993  to  September
                                                  1994;  Vice  President of Bear
                                                  Stearns  from  March  1992  to
                                                  September 1993.

Donalda L. Fordyce (39)       Vice  President     Senior  Managing  Director  of
575 Lexington  Avenue                             Bear   Stearns   since  March,
New York, NY 10022                                1996;     previously,     Vice
                                                  President,   Asset  Management
                                                  Group, Goldman Sachs from 1986
                                                  to 1996.

Ellen T. Arthur (45)          Secretary           Associate   Director  of  Bear
575 Lexington Avenue                              Stearns  since  January  1996;
New York, NY  10022                               Secretary    of   BSAM   since
                                                  December 1997;  Senior Counsel
                                                  and Corporate  Vice  President
                                                  of  PaineWebber   Incorporated
                                                  from April  1989 to  September
                                                  1995.

Vincent L. Pereira (33)       Assistant           Associate   Director  of  Bear
245 Park Avenue               Treasurer           Stearns since  September 1995;
New York, NY  10167                               Treasurer   and  Secretary  of
                                                  BSFM since December 1997; Vice
                                                  President of Bear Stearns from
                                                  May  1993 to  September  1995;
                                                  Assistant  Vice  President  of
                                                  Mitchell Hutchins from October
                                                  1992 to May 1993.

NAME AND ADDRESS              POSITION            PRINCIPAL OCCUPATION
   (AND AGE)                  WITH FUND           DURING PAST FIVE YEARS
   ---------                  ---------           ----------------------


Christina  LaMastro  (28)     Assistant           Legal    Assistant   of   Bear
575  Lexington  Avenue        Secretary           Stearns    since   May   1997;
New York,  NY 10022                               Assistant  Secretary  of  BSAM
                                                  since      December      1997;
                                                  Compliance  Assistant at Reich
                                                  & Tang L.P.  from  April  1996
                                                  through   April  1997;   Legal
                                                  Assistant   at   Fulbright   &
                                                  Jaworski  L.P. from April 1993
                                                  through April 1996.


         The Fund pays its non-affiliated Board members an annual retainer of $5,000 and a per meeting fee of $500 and reimburses them for their expenses. The Fund does not compensate its officers. The aggregate amount of compensation paid to each Board member by the Fund and by all other funds in the Bear Stearns Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the fiscal year ended March 31, 1998 is as follows:



                                                                                                                   (5)
                                                               (3)                                                Total
                                      (2)                  Pension or                    (4)                Compensation from
            (1)                    Aggregate           Retirement Benefits        Estimated Annual            Fund and Fund
       Name of Board              Compensation         Accrued as Part of           Benefits Upon            Complex Paid to
          Member                   from Fund*            Fund's Expenses             Retirement               Board Members
          ------                   ----------            ---------------             ----------               -------------


Peter M. Bren                        $8,000                   None                      None                   $20,000 (2)
Alan J. Dixon                        $8,000                   None                      None                   $ 8,000 (1)
John R. McKernan, Jr.                $8,000                   None                      None                   $20,000 (2)
M.B. Oglesby, Jr.                    $8,000                   None                      None                   $20,000 (2)
Robert S. Reitzes**                   None                    None                      None                      None
Michael Minikes**                     None                    None                      None                      None



---------------------

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to approximately $8,600 for Board members of the Fund, as a group.


** Robert S. Reitzes resigned as a Director to Funds effective September 8, 1997. Michael Minikes was appointed as a replacement for Mr. Reitzes effective September 8, 1997.

        Board members and officers of the Fund, as a group, owned less than 1% of the Portfolio's shares outstanding on June 30, 1998.


        For so long as the Plan described in the section captioned "Management Arrangements--Distribution Plans" remains in effect, the Fund's Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Fund.

        No meetings of shareholders of the Fund will be held for the sole purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Fund's Agreement and

Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

                             MANAGEMENT ARRANGEMENTS

        The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "Management of the Portfolio."

        General. On December 3, 1997, BSFM, the registered investment adviser of the Portfolio, changed its name to BSAM. On December 4, 1997, BSFM formed a new corporate entity under the laws of Delaware to conduct mutual fund administrative work for The Bear Stearns Funds and other affiliated and non-affiliated investment companies.

        Investment Advisory Agreement. BSAM provides investment advisory services to the Portfolio pursuant to the Investment Advisory Agreement (the "Agreement") dated February 22, 1995, as revised May 4, 1995, with the Fund. The Agreement is subject to annual approval by: (i) the Fund's Board of Trustees or
(ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSAM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Board of Trustees, including a majority of the Trustees who are not "interested persons" of any party to the Agreement, last approved the Agreement at a meeting as to the Portfolio, held on January 28, 1997. The Agreement is terminable, as to the Portfolio, without penalty, on 60 days notice, by the Fund's Board of Trustees or by vote of the holders of a majority of the Portfolio's shares, or, on not less than 90 days notice, by BSAM. As to the Portfolio, the Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

        BSAM is a wholly owned subsidiary of The Bear Stearns Companies Inc. The following persons are directors and/or senior officers of BSAM: Mark A. Kurland, President, Chairman of the Board and Director; Robert S. Reitzes, Executive Vice President and Director; Donalda L. Fordyce, Vice President, Chief Operating Officer and Director; Ellen T. Arthur, Secretary; and Warren
J. Spector and Robert M. Steinberg, Directors.


         As compensation for BSAM's advisory services, the Fund has agreed to pay BSAM a monthly fee at the annual rate of 1% of value of the Portfolio's average daily net assets which will be adjusted monthly ("Monthly Performance Adjustment") depending on the extent to which the Portfolio's investment performance exceeded or was exceeded by the percentage change in the investment record of the S&P MidCap 400 Index. The Monthly Performance Adjustment may increase or decrease the total advisory fee payable to BSAM by up to 0.50% per year of the value of the Portfolio's average daily net assets. For the period from June 16, 1995 (commencement of investment operations) through March 31, 1996, the investment advisory fees payable amounted to $116,606. For the fiscal year ended March 31, 1997, the investment advisory fees payable amounted to $182,313. For the fiscal year ended March 31, 1998, the investment advisory fees payable amounted to $157,031. These amounts were waived pursuant to a voluntary undertaking by BSAM, resulting in no fees being paid by the Portfolio. In addition, the Adviser reimbursed $159,169, $243,945 and $164,325 for the period ended March 31, 1996 and fiscal years ended March 31, 1997 and March 31, 1998, respectively, in order to maintain the voluntary expense limitation.

         The Board of Trustees has approved an amendment to the Investment Advisory Agreement that would provide for the Monthly Performance Adjustment to be based on the performance of Portfolio shares compared to the performance of the S&P MidCap 400 Index, rather than the S&P

500 Index. This amendment was approved at a Special Meeting held on January 20, 1998, by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares.

        Administration Agreement. BSFM provides certain administrative services to the Fund pursuant to the Administration Agreement dated February 22, 1995, as revised April 11, 1995, June 2, 1997, September 8, 1997 and February 4, 1998, with the Fund. The Administration Agreement will continue until February 22,
1999 and thereafter will be subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSFM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable without penalty, on 60 days notice, by the Fund's Board or by vote of the holders of a majority of the Portfolio's shares or upon not less than 90 days notice by BSFM. The Administration Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

        As compensation for BSFM's administrative services, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.15 of 1% of the Portfolio's average daily net assets. For the period from June 16, 1995 (commencement of operations) through March 31, 1996 and the fiscal years ended March 31, 1997 and March 31 1998, the administration fees accrued amounted to $21,806 , $35,873 and $35,492 and the amount paid was $18,824 , $32,547 and $30,981, respectively.

        Administrative Services Agreement. PFPC provides certain administrative services to the Fund pursuant to the Administrative Services Agreement dated February 22, 1995, as revised September 8, 1997 and February 4, 1998, with the Fund. The Administrative Services Agreement is terminable upon 60 days' notice by either the Fund or PFPC. PFPC may assign its rights or delegate its duties under the Administrative Services Agreement to any wholly-owned direct or indirect subsidiary of PNC Bank, National Association or PNC Bank Corp., provided that (i) PFPC gives the Fund 30 days notice; (ii) the delegate (or assignee) agrees with PFPC and the Fund to comply with all relevant provisions of the 1940 Act; and (iii) PFPC and such delegate (or assignee) promptly provide information requested by the Fund in connection with such delegation.


        As compensation for PFPC's administrative services, the Fund has agreed to pay PFPC a monthly fee at the rate set forth in the Portfolio's Prospectus.


        Distribution Plans. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board of Trustees has adopted a distribution and shareholder servicing plan with respect to Class A and Class C shares and a distribution plan with respect to Class B Shares (the "Distribution Plans"). The Fund's Board of Trustees believes that there is a reasonable likelihood that the Distribution Plans will benefit the Portfolio and the holders of its Class A, Class B and Class C shares.

        A quarterly report of the amounts expended under the Distribution Plans, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, each Distribution Plan provides that it may not be amended to increase materially the costs which holders of a class of shares may bear pursuant to such Plan without approval of such effected shareholders and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. In addition, because Class B shares automatically convert into Class A shares after eight years, the Fund is required by a Securities and Exchange Commission rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to each Distribution Plan that would materially increase the amount to be paid by Class A shareholders under such Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the 1940 Act), voting separately by class. Each Distribution Plan and related agreements is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on such Plan. The Distribution Plan with respect to Class A and Class C shares was so approved on February 4, 1998. The Distribution Plan with respect to the Class B shares was so approved on September 8, 1997 and February 4, 1998. Each Distribution Plan is terminable at any time, as to each class of the Portfolio, by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Plan agreements or by vote of holders of a majority of the relevant class' shares. A Plan agreement is terminable, as to each class of the Portfolio, without penalty, at any time, by such vote of the Trustees, upon not more than 60 days written notice to the parties to such agreement or by vote of the holders of a majority of the relevant class' shares. A Plan agreement will terminate automatically, as to the relevant class of the Portfolio, in the event of its assignment (as defined in the 1940 Act).

        For the period from June 16, 1995 (commencement of operations) through March 31, 1996, the Fund paid Bear Stearns $38,956 and $61,049 with respect to Class A and C shares, respectively, under the Plan. For the fiscal year ended March 31, 1997, the Fund paid Bear Stearns $65,276 and $94,265 with respect to Class A and C shares, respectively, under the Plan. For the fiscal year ended March 31, 1998, the Fund paid Bear Stearns $87,556, $1,976 and $99,650 with respect to Class A, B and C shares, respectively, under the Plan. Of such amounts, the following amounts were paid as indicated for Class A, B and C shares of the Fund:


                           June 16, 1995 -              Fiscal Year Ended                    Fiscal Year Ended
                           March 31, 1996                March 31, 1997                        March 31, 1998
                           --------------                --------------                        --------------

                          Class A       Class C          Class A        Class C       Class A        Class B       Class C
                          -------       -------          -------        -------       -------        -------       -------

Payments to               $38,956          ----          $65,276        $44,129       $43,778           ----       $78,870
Brokers and
Dealers

Payments to                  ----       $61,049             ----        $50,136          ----         $1,976       $20,780
Underwriters

Payments for                 ----          ----             ----           ----       $43,778           ----          ----
Marketing and
Advertising


        Shareholder Servicing Plan. The Fund has adopted a shareholder servicing plan on behalf of the Portfolio's Class B shares (the "Shareholder Servicing Plan"). In accordance with the Shareholder Servicing Plan, the Fund may enter into shareholder service agreements under which the Portfolio pays fees of up to 0.25% of the average daily net assets of Class B shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of the shares or their accounts or similar services not otherwise provided on behalf of the Portfolio.

        Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by BSAM. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of BSAM or its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a particular portfolio are charged against the assets of that portfolio; other expenses of the Fund are allocated among the portfolios on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each portfolio.

        Expense Limitation. BSAM has agreed that if, in any fiscal year, the aggregate expenses of the Portfolio, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Portfolio, the Fund may deduct from the payment to be made to BSAM, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis. No such expense limitations currently apply to the Portfolio.

        Activities of BSAM and its Affiliates and Other Accounts Managed by BSAM. The involvement of BSAM, Bear Stearns and their affiliates in the management of, or their interests in, other accounts and other activities of BSAM and Bear Stearns may present conflicts of interest with respect to the Portfolio or limit the Portfolio's investment activities. BSAM, Bear Stearns and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Portfolio and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Portfolio. BSAM, Bear Stearns and its affiliates will not have any obligation to make available any accounts managed by them, for the benefit of the management of the Portfolio. The results of the Portfolio's investment activities, therefore, may differ from those of Bear Stearns and its affiliates and it is possible that the Portfolio could sustain losses during periods in which BSAM, Bear Stearns and its affiliates and other accounts achieve significant profits on their trading for proprietary and other accounts. From time to time, the Portfolio's activities may be limited because of regulatory restrictions applicable to Bear Stearns and its affiliates, and/or their internal policies designed to comply with such restrictions.


                        PURCHASE AND REDEMPTION OF SHARES

        The following information supplements and should be read in conjunction with the sections in the Portfolio's Prospectus entitled "How to Buy Shares" and "How to Redeem Shares."


         The Distributor. Bear Stearns serves as the Portfolio's distributor on a best efforts basis pursuant to an agreement dated February 22, 1995, as revised September 8, 1997, which is renewable annually. For the period from June 16, 1995 (commencement of operations) through March 31, 1996, the fiscal year ended March 31, 1997, and the fiscal year ended March 31, 1998, Bear Stearns retained $502,600, $163,000 and $236,026, respectively, from the sales loads on Class A shares and $14,300 and $2,558, respectively, from contingent deferred sales charges ("CDSC") on Class C shares. In some states, banks or other institutions effecting transactions in Portfolio shares may be required to register as dealers pursuant to state law.


        Purchase Order Delays. The effective date of a purchase order may be delayed if PFPC, the Portfolio's transfer agent, is unable to process the purchase order because of an interruption of services at its processing facilities. In such event, the purchase order would become effective at the purchase price next determined after such services are restored.


        Sales Loads--Class A. Set forth below is an example of the method of computing the offering price of the Class A shares of the Portfolio. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares on March 31, 1998.

        Net Asset Value per Share                                $17.88
        Per Share Sales Charge - 5.50%
           of offering price (5.82% of
           net asset value per share)                              1.04

        Per Share Offering Price to
           the Public                                            $18.92


        Redemption Commitment. The Portfolio has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred. Were the Portfolio to redeem securities in kind, it first would seek to distribute readily marketable securities.

        Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect Portfolio shareholders.

        Alternative Sales Arrangements - Class A, Class B, Class C and Class Y Shares. The availability of three classes of shares to individual investors permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Portfolio shares may receive different compensation with respect to one class of shares than the other. Bear Stearns will not accept any order of $500,000 or more of Class B shares or $1 million or more of Class C shares, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Portfolio instead. A fourth class of shares may be purchased only by certain institutional investors at net asset value per share (the "Class Y shares").

        The four classes of shares each represent an interest in the same portfolio investments of a Portfolio. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

        The methodology for calculating the net asset value, dividends and distributions of the Portfolio's Class A, B, C and Y shares recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Portfolio's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees,
(iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to independent trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution Plan and Shareholder Servicing Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Portfolio as a whole.

        None of the instructions described elsewhere in the Prospectus or Statement of Additional Information for the purchase, redemption, reinvestment, exchange, or transfer of shares of the Portfolio, the selection of classes of shares, or the reinvestment of dividends apply to Class Y shares.


                        DETERMINATION OF NET ASSET VALUE

        The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "How to Buy Shares."

          Valuation of Portfolio Securities. Portfolio securities, including covered call options written by the Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Trustees. Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.


          Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees. The Board of Trustees will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Trustees generally will take the following factors into consideration: (i) restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased (this discount will be revised periodically by the Board of Trustees if the Trustees believe that it no longer reflects the value of the restricted securities); (ii) restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost; and (iii) any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.


          New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day,

Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Martin Luther King Jr. Day, Thanksgiving and Christmas Day.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

        The following information  supplements and should be read in conjunction
with  the   section  in  the   Portfolio's   Prospectus   entitled   "Dividends,
Distributions and Taxes."


        The following is only a summary of certain additional federal income tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

        Qualification as a Regulated Investment Company. The Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, count toward satisfaction of the Distribution Requirement.

        In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

        In general, gain or loss recognized by the Portfolio on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation purchased by the Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation. In addition, under the rules of Code section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code section 1256 (unless the Portfolio elects otherwise), will generally be treated as ordinary income or loss.


        Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of the Portfolio's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Portfolio and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Portfolio on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where the Portfolio has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Portfolio's shareholders.

        In general, for purposes of determining whether capital gain or loss recognized by the Portfolio on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Portfolio as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Portfolio grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Portfolio grants an in-the-money qualified covered call option with respect thereto. In addition, the Portfolio may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by the Portfolio on the lapse of, or any gain or loss recognized by the Portfolio from a closing transaction with respect to, an option written by the Portfolio will be treated as a short-term capital gain or loss.

        Certain transactions that may be engaged in by the Portfolio (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Portfolio, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Portfolio that are not Section 1256 contracts.

        The Portfolio may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Portfolio invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Portfolio will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Portfolio receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, the Portfolio that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Portfolio will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Portfolio's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Portfolio included in income in previous years. The Portfolio's holding period with respect to its PFIC stock subject to the election will commence on the first day of the next taxable year. If the Portfolio makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.


        Finally, if the Portfolio does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Portfolio upon the sale or other disposition of its interest in the PFIC or any "excess distribution" (as defined) received by the Portfolio from the PFIC will be allocated ratably over the Portfolio's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Portfolio's gross income for such year as ordinary income (and the distribution of such portion by the Portfolio to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Portfolio level), (3) the Portfolio shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Portfolio to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Portfolio thereon) will again be taxable to the shareholders as an ordinary income dividend.

        Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.


        In addition to satisfying the requirements described above, the Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

        If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to a tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

        Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.


        For purposes of the excise tax, a regulated  investment  company  shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

        The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

        Portfolio Distributions. The Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below.


        The Portfolio may either retain or distribute to shareholders its net capital gain for each taxable year. The Portfolio currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Portfolio prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon the Portfolio's disposition of domestic "small business" stock will be subject to tax.

        Conversely, if the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.


        Ordinary income dividends paid by the Portfolio with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Portfolio from domestic corporations for the taxable year. A dividend received by the Portfolio will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code section 246(c)(3)and (4) any period during which the Portfolio has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in- the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Portfolio or (2) by application of Code section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).


        Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Portfolio into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

        Investment income that may be received by the Portfolio from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries is not known.

        Distributions by the Portfolio that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

        Distributions by the Portfolio will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional Portfolio shares or shares of another portfolio (or another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Portfolio reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Portfolio, distributions of such amounts will be taxable to the shareholder in the manner described above, although they economically constitute a return of capital to the shareholder.

        Ordinarily, shareholders are required to take distributions by the Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.


         The Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number , (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income , or (3) who has failed to certify to the Portfolio that it is not subject to backup withholding or that it is an exempt recipient (such as a corporation).

        Sale or Redemption of Shares. A shareholder will recognize gain or loss on the sale or redemption of shares of the Portfolio in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Portfolio within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Portfolio will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long-term capital gain recognized by an individual shareholder will be taxed at the lowest rate applicable to capital gains if the holder has held such shares for more than 18 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

        If a shareholder (1) incurs a sales load in acquiring shares of the Portfolio,(2) disposes of such shares less than 91 days after they are acquired, and (3) subsequently acquires shares of the Portfolio or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.


        Foreign Shareholders. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

        If the income from the Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Portfolio, capital gain dividends, and amounts retained by the Portfolio that are designated as undistributed capital gains.


        If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

        In the case of foreign noncorporate shareholders, the Portfolio may be required to withhold U.S. federal income tax at the rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Portfolio with proper notification of their foreign status.

        The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign taxes.


        Effect of Future Legislation; State and Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect .

        Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.



                             PORTFOLIO TRANSACTIONS

        BSAM assumes general supervision over placing orders on behalf of the Portfolio for the purchase or sale of investment securities. Allocation of brokerage transactions, including their frequency, is made in BSAM's best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement BSAM's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by BSAM and BSAM's fees are not reduced as a consequence of the receipt of such supplemental information. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that BSAM, as applicable, determines in good faith that such commission is reasonable in terms of the transaction or the overall responsibility of BSAM to the Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long-term.

        Such supplemental information may be useful to BSAM in serving both the Portfolio and the other funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to BSAM in carrying out its obligations to the Portfolio. Sales of Portfolio shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised by BSAM being engaged simultaneously in the purchase or sale of the same security. Certain of BSAM's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Portfolio for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, the Portfolio will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.


        Portfolio turnover may vary from year to year as well as within a year. The turnover rate for the Portfolio for the period June 16, 1995 (commencement of investment operations) through March 31, 1997 and the fiscal year ended March 31, 1998 was 128.42% and 116%, respectively. In periods in which extraordinary market conditions prevail, the Adviser will not be deterred from changing investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.


        To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Securities and Exchange Commission thereunder, the Board of Trustees has determined that transactions for the Portfolio may be executed through Bear Stearns if, in the judgment of BSFM, the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, Bear Stearns charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under rules recently adopted by the Securities and Exchange
Commission, Bear Stearns may directly execute such transactions for the Portfolio on the floor of any national securities exchange, provided (i) the Board of Trustees has expressly authorized Bear Stearns to effect such transactions, and (ii) Bear Stearns annually advises the Board of Trustees of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

        For the period June 16, 1995 (commencement of operations) through March 31, 1996, the Portfolio paid total brokerage commissions of $38,019, of which $26,339 was paid to Bear Stearns. The Portfolio paid 69.28% of its commissions to Bear Stearns, and, with respect to all the securities transactions for the Portfolio, 39.40% of the transactions involved commissions being paid to Bear Stearns.


         For the fiscal years ended March 31, 1997 and March 31, 1998, the Portfolio paid total brokerage commissions of $39,790 and $59,364, of which $8,925 and $12,445, respectively was paid to Bear Stearns. The Portfolio paid 22.43% and 20.96% of its commissions to Bear Stearns, and, with respect to all the securities transactions for the Portfolio, 22.18% and 24.45% of the transactions involved commissions being paid to Bear Stearns. With respect to such periods, the Portfolio paid an average commission rate per share of $0.0264 and $0.0389. The percentage of commissions for which it received research services paid by the Portfolio was 0% and 98.10%, respectively, of the total brokerage commissions paid by the Portfolio.



                             PERFORMANCE INFORMATION

        The following information  supplements and should be read in conjunction
with  the  section  in  the   Portfolio's   Prospectus   entitled   "Performance
Information."

        Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B the maximum applicable CDSC has been paid upon redemption at the end of the period.


        The average annual total return for Class A (at maximum offering price) for the period June 16, 1995 (commencement of investment operations) through March 31, 1998 was 26.31%. Based on net asset value per share, the average annual total return for Class A was 28.54% for this period. The average annual total return for Class C was 27.86% for this period. The average annual total return for Class Y for the period June 20, 1995 (commencement of initial public offering) through March 31, 1998 was 28.76%.


        Total return is calculated by subtracting the amount of the Portfolio's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B and C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B and C shares, which, if reflected, would reduce the performance quoted.


        The total return for Class A (at maximum offering price) for the period June 16, 1995 (commencement of investment operations) through March 31, 1998 was 92.09%. Based on net asset value per share, the total return for Class A was 101.69% for this period. The total return for Class C was 98.74% for this period. The total return for Class Y for the period June 20, 1995

(commencement of initial public offering) through March 31, 1998 was 102.11%.

        The total return for Class A (at maximum offering price) for the fiscal year ended March 31, 1998 was 39.06%. Based on net asset value per share, the total return for Class A was 46.02% for this period. The total return for Class C was 45.17% for this period. The total return for Class Y for this period was 46.68%.



                                 CODE OF ETHICS

        The Fund, on behalf of the Portfolio, has adopted an amended and restated Code of Ethics (the "Code of Ethics"), which established standards by which certain access persons of the Fund must abide relating to personal securities trading conduct. Under the Code of Ethics, access persons which include, among others, trustees and officers of the Trust and employees of the Fund and BSAM, are prohibited from engaging in certain conduct, including: (1) the purchase or sale of any security for his or her account or for any account in which he or she has any direct or indirect beneficial interest, without prior approval by the Fund or without the applicability of certain exemptions; (2) the recommendation of a securities transaction without disclosing his or her interest in the security or issuer of the security; (3) the commission of fraud in connection with the purchase or sale of a security held by or to be acquired by the Portfolio; and (4) the purchase of any securities in an initial public offering or private placement transaction eligible for purchase or sale by the Portfolio without prior approval by the Fund. Certain transactions are exempt from item (1) of the previous sentence, including: (1) any securities transaction, or series of related transactions, involving 500 or fewer shares of
(i) an issuer with an average monthly trading volume of 100 million shares or more, or (ii) an issuer that has a market capitalization of $1 billion or greater; and (2) transactions in exempt securities or the purchase or sale of securities purchased or sold in exempt transactions.

        The Code of Ethics specifies that access persons shall place the interests of the shareholders of the Portfolio first, shall avoid potential or actual conflicts of interest with the Portfolio, and shall not take unfair advantage of their relationship with the Portfolio. Under certain circumstances, the Investment Manager to the Portfolio may aggregate or bunch trades with other clients provided that no client is materially disadvantaged. Access persons are required by the Code of Ethics to file quarterly reports of personal securities investment transactions. However, an access person is not required to report a transaction over which he or she had no control. Furthermore, a trustee of the Fund who is not an "interested person" (as defined in the 1940 Act) of the Fund is not required to report a transaction if such person did not know or, in the ordinary course of his duties as a trustee of the Fund, should have known, at the time of the transaction, that, within a 15 day period before or after such transaction, the security that such person purchased or sold was either purchased or sold, or was being considered for purchase or sale, by the Portfolio. The Code of Ethics specifies that certain designated supervisory persons and/or designated compliance officers shall supervise implementation and enforcement of the Code of Ethics and shall, at their sole discretion, grant or deny approval of transactions required by the Code of Ethics.


                           INFORMATION ABOUT THE FUND

        The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "General Information."

        Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable.

Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.

        The Fund will send annual and semi-annual financial statements to all its shareholders.


         As of July 28, 1998, the following shareholders owned, directly or indirectly, 5% or more of the indicated class of the Portfolio's outstanding shares.

                                                Percent of Class Y
Name and Address                                Shares Outstanding
----------------                                ------------------

Bear Stearns Securities Corp.                   6.1%
FBO 722-90359-15
1 Metrotech Center North
Brooklyn, NY  11201-3859

Bear Stearns Securities Crop.                   8.0%
FBO 048-33878-17
Metrotech Center North
Brooklyn, NY  11201-3859



        A shareholder who beneficially owns, directly or indirectly, more than 25% of a Portfolio's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Portfolio.


           CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                            AND INDEPENDENT AUDITORS

        Custodial Trust Company ("CTC"), 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the Portfolio's custodian. Under the custody agreement with the Portfolio, CTC holds the Portfolio's securities and keeps all necessary accounts and records. For its services, CTC receives an annual fee of the greater of 0.015% of the value of the domestic assets held in custody or $5,000, such fee to be payable monthly based upon the total market value of such assets, as determined on the last business day of the month. In addition, CTC receives certain securities transactions charges which are payable monthly. PFPC, Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Portfolio's transfer agent, dividend disbursing agent and registrar. Neither CTC nor PFPC has any part in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

        Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022, as counsel for the Fund, has provided legal advice as to certain legal matters regarding the shares of beneficial interest being sold pursuant to the Portfolio's Prospectus.

        Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1434, independent auditors, have been selected as auditors of the Fund.


                              FINANCIAL STATEMENTS


        The Portfolio's Annual Report to Shareholders for the fiscal year ended March 31, 1998 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference into this Statement of Additional Information.

                                                                     Rule 497(c)
                                                       Registration No. 33-84842


                             THE BEAR STEARNS FUNDS
                              FOCUS LIST PORTFOLIO
                      CLASS A, CLASS B, CLASS C AND CLASS Y
                                     PART B
                      (STATEMENT OF ADDITIONAL INFORMATION)

                                  July 28, 1998


         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current relevant Prospectus dated July 28, 1998 of the Focus List Portfolio (the "Portfolio") of The Bear Stearns Funds (the "Fund"), as each may be revised from time to time. To obtain a free copy of such Prospectus, please write to the Fund at PFPC Inc. ("PFPC"), Attention: The Focus List Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960, call 1-800-447-1139 or call Bear, Stearns & Co. Inc. ("Bear Stearns") at 1-800-766-4111.


         Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the Portfolio's investment adviser.

         Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., is the administrator of the Portfolio.

         Bear Stearns, an affiliate of BSAM, serves as distributor of the Portfolio's shares.


                                                TABLE OF CONTENTS
                                                                       Page


Investment Objective and Management Policies.......................     B-2
Management of the Fund.............................................     B-9
Management Arrangements............................................     B-13
Purchase and Redemption of Shares..................................     B-16
Determination of Net Asset Value...................................     B-18
Dividends, Distributions and Taxes.................................     B-18
Portfolio Transactions.............................................     B-25
Performance Information............................................     B-27
Code of Ethics.....................................................     B-27
Information About the Fund.........................................     B-28
Custodian, Transfer and Dividend Disbursing Agent,
 Counsel and Independent Auditors..................................     B-30
Financial Statements...............................................     B-30


                                      B-1-

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "Description of the Portfolio."

                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

THE BEAR STEARNS RESEARCH FOCUS LIST

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of U.S. issuers that, at the time of purchase, are on the Bear Stearns Research Focus List (the "Focus List"). The Portfolio is designed for investors seeking to maximize returns on a fully-invested, all-equity portfolio. The Portfolio is not a market-timing vehicle. Except for short-term liquidity purposes, cash reserves should rarely exceed 5% of Portfolio assets.

The Focus List typically consists of 20 selected stocks chosen from those stocks currently rated as Attractive or as a Buy by a Bear Stearns research analyst. The stocks are selected for inclusion on the Focus List by a Focus List Committee (comprised of senior Bear Stearns investment strategists) based upon the expectation that the selected stocks will outperform the total return realized on the S&P 500 Index over the next three to six months.

The Bear Stearns Global Research Department has fifty domestic equity analysts who cover 800 issues. Using a rating system of 1-5, stocks are rated by analysts with "1" being the highest rating of "buy" and "2" attractive, etc. Approximately two hundred stocks are rated as Attractive or as a Buy. All rating changes (other than to 3 - no opinion) are approved by the Stock Selection Committee at Bear Stearns.

The criteria for an Attractive (2) rating by an analyst is that the stock must be a good, long-term growth prospect either because of or in comparison to its industry and that it is undervalued in comparison to the industry. A Buy (1) rating means that the analyst along with the Stock Selection Committee feel that the stock, already rated Attractive, will outperform the market over the next six to twelve months because of a catalyst or near-term event which will trigger the upside. These catalysts can include change in management, the introduction of a new product, or a change in the industry outlook.

Stocks are picked by the Focus List Committee whose members are Kathryn Booth, Director of Global Research of Bear Stearns, and Elizabeth Mackay, Chief Investment Strategist of Bear Stearns. The Committee maintains twenty stocks on the list and any new additions are generally accompanied by a comparable number of deletions. The Committee monitors the list daily and candidates are considered based on any one or more of the following criteria: market and/or sector perception, analyst view and relative value.

Stocks that are downgraded below Attractive (2) by an analyst, are automatically deleted from the Focus List. However, the Focus List Committee may delete stocks for several other reasons including, but not limited to, achievement of its target price range, the lack of a catalyst to materialize or have its expected effect, and/or the appearance of new, more attractive opportunities.

It is possible that the Focus List will include stocks of issuers for which Bear Stearns or one of its affiliates performs banking services for which it receives fees, as well as stocks of issuers in which Bear Stearns or one of its affiliates makes a market and may have a long or short position in the stock. When Bear Stearns or one of its affiliates is engaged in an underwriting or other distribution of stock of an issuer, the Adviser may be prohibited from purchasing the stock of the issuer for the Portfolio. The

                                      B-2-
activities of Bear Stearns or one of its affiliates may, from time to time, limit the Focus List Committee's ability to include stocks on the Focus List or the Portfolio's flexibility in purchasing and selling such stocks. In addition, the Focus List is available to other clients of Bear Stearns and its affiliates, including the Adviser, as well as the Portfolio.

INVESTMENT STRATEGY

Generally, as soon as practicable after public announcement, the Portfolio Manager will purchase a security that has been added to the Focus List, and will sell a security when the security has been removed from the Focus List. The Portfolio Manager determines what percentage of the Portfolio's total assets are to be allocated into each Focus List stock and makes changes in allocation percentages as investment and economic conditions change. Depending upon market conditions and to the extent the Portfolio needs to hold cash balances to satisfy shareholder redemption requests, the Portfolio Manager may not immediately purchase a new Focus List stock and/or may continue to hold one or more Focus List stocks that have been deleted from the Focus List. The Portfolio Manager will not have access to the Focus List prior to its becoming publicly disseminated.

The Portfolio may invest up to 35% of its total assets in securities that are not on the Focus List, although it currently intends to limit its investment in non-Focus List Securities to 20% of the Portfolio's total assets, under normal market conditions.


The Investment Strategy described above will be implemented to the extent it is consistent with maintaining the Portfolio's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). See "Dividends, Distributions and Taxes."


Portfolio Securities

         Equity Securities. Equity securities consist of common stocks, convertible securities and preferred stocks. Preferred stock generally receives dividends before distributions are paid on common stock and ordinarily has a priority claim over common stockholders if the issuer of the stock is liquidated. Domestic and foreign stocks, and American Depositary Receipts (ADRs) are eligible for inclusion of the Focus List.

         Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Portfolio, depending on the principal amount of the CDs of each bank held by the Portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

         Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such


                                      B-3-
obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

         Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

         In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

         In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BSAM carefully evaluates such investments on a case-by-case basis.

         Repurchase Agreements. The Portfolio's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. The Adviser will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. The Portfolio will consider on an ongoing basis the credit worthiness of the institutions with which it enters into repurchase agreements.

         Commercial Paper and Other Short-Term Corporate Obligations. Variable rate demand notes include variable amount master demand notes, which are obligations that permit the Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. As mutually agreed between the parties, the Portfolio may increase the amount under the notes at any time up to the full amount provided by the note agreement, or decrease the amount, and the borrower may repay up to the full amount of the note without penalty.

                                      B-4-

Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, the Adviser will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Portfolio's Prospectus for other commercial paper issuers.

         Illiquid Securities. When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, the Portfolio will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Portfolio's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, if a substantial market of qualified institutional buyers develops for certain unregistered securities purchased by the Portfolio pursuant to Rule 144A under the Securities Act of 1933, as amended, the Portfolio intends to treat them as liquid securities in accordance with procedures approved by the Fund's Board of Trustees. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board of Trustees has directed the Adviser to monitor carefully the Portfolio's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Portfolio's investing in such securities may have the effect of increasing the level of illiquidity in the Portfolio during such period.

Management Policies

         The Portfolio engages in the following practices in furtherance of its objective.

         Options Transactions. The Portfolio may engage in options transactions, such as purchasing put or call options or writing covered call options. The principal reason for writing covered call options, which are call options with respect to which the Portfolio owns the underlying security or securities, is to realize, through the receipt of premiums, a greater return than would be realized on the Portfolio's securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

         Options written ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the time the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Portfolio may write

                                      B-5-

(a) in-the-money call options when BSAM expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when BSAM expects that the price of the underlying security will remain stable or advance moderately during the option period and
(c) out-of-the-money call options when BSAM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.

         So long as the Portfolio's obligation as the writer of a call option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. The Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

         While it may choose to do otherwise, the Portfolio generally will purchase or write only those options for which BSAM believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that otherwise may interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

         Futures Contracts and Options on Futures Contracts. The Portfolio may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange.

         Initially, when purchasing or selling futures contracts the Portfolio will be required to deposit with the Fund's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an

                                      B-6-
opposite position, at the then prevailing price, which will operate to terminate the Portfolio's existing position in the contract.

         Although the Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses. If it is not possible, or the Portfolio determines not, to close a futures position in anticipation of adverse price movements, the Portfolio will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

         In addition, to the extent the Portfolio is engaging in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities owned by the Portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indices, the risk of imperfect correlation increases as the composition of the Portfolio's investments varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Portfolio may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

         Upon exercise of an option, the writer of the option will deliver to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of each Portfolio.

         Lending Portfolio Securities. To a limited extent, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Portfolio can increase its income through the investment of the cash collateral. For purposes of this policy, the Portfolio considers collateral

                                      B-7-
consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Portfolio to be the equivalent of cash. From time to time, the Portfolio may return to the borrower or a third party which is unaffiliated with the Portfolio, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

                  Investment Restrictions. The Portfolio has adopted investment restrictions numbered 1 through 7 as fundamental policies. These restrictions cannot be changed, as to the Portfolio, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Portfolio's outstanding voting shares. Investment restrictions numbered 8 through 13 are not fundamental policies and may be changed by vote of a majority of the Trustees at any time. The Portfolio may not:

         1. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except that (a) the Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Portfolio may borrow money as authorized by the 1940 Act.

         2. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Government securities or in bank instruments issued by domestic banks.

         3. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

         4. Borrow money, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33-1/3% of the value of such company's total assets. For purposes of this Investment
Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

         5.  Make  loans  to  others,   except  through  the  purchase  of  debt
obligations and the entry into repurchase agreements. However, the Portfolio may lend its portfolio securities in an amount not to exceed 33-

                                      B-8-

1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Trustees.

         6. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

         7. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indices.

         Non-Fundamental Restrictions.

         8. Knowingly invest more than 15% of the value of the Portfolio's assets in securities that may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations.

         9. Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         10. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indexes.

         11. Make short sales of securities, other than short sales "against the box."

         12. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

         13. Make additional investments when borrowing exceeds 5% of Portfolio assets.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                             MANAGEMENT OF THE FUND

                Trustees and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

                                      B-9-

NAME AND ADDRESS                                      PRINCIPAL OCCUPATION
   (AND AGE)               POSITION WITH FUND        DURING PAST FIVE YEARS
   ---------               ------------------        ----------------------


Peter M. Bren (64)         Trustee                President  of  The  Bren  Co.,
126 East 56th Street                              since 1969; President of Koll,
New York, NY  10021                               Bren   Realty   Advisors   and
                                                  Senior   Partner  for  Lincoln
                                                  Properties prior thereto.

Alan J. Dixon* (70)        Trustee                Partner of Bryan  Cave,  a law
7535 Claymont Court                               firm   in  St.   Louis   since
Apt. #2                                           January  1993;  United  States
Belleville, IL  62223                             Senator of Illinois from  1981
                                                  to 1993.

John R. McKernan, Jr. (50) Trustee                Chairman  and Chief  Executive
P.O. Box 15213                                    Officer      of       McKernan
Portland,  ME 02110                               Enterprises    since   January
                                                  1995;  Governor of Maine prior
                                                  thereto.


M.B. Oglesby, Jr. (56)     Trustee                President and Chief  Executive
700 13th Street, N.W.                             Officer,     Association    of
Suite 400                                         American  Railroads  from June
Washington, D.C. 20005                            1997  to  March   1998;   Vice
                                                  Chairman    of    Cassidy    &
                                                  Associates  from February 1996
                                                  to  June  1997;   Senior  Vice
                                                  President of RJR Nabisco, Inc.
                                                  from  April  1989 to  February
                                                  1996;  Former  Deputy Chief of
                                                  Staff-White House from 1988 to
                                                  January 1989.

Michael Minikes (53)       Trustee                Senior  Managing  Director  of
245 Park Avenue            Chairman               Bear Stearns  since  September
New York, NY  10167                               1985;  Chairman  of BSFM since
                                                  December  1997;  Treasurer  of
                                                  Bear  Stearns   since  January
                                                  1986;  Treasurer  of The  Bear
                                                  Stearns  Companies  Inc. since
                                                  September  1985;  Director  of
                                                  The  Bear  Stearns   Companies
                                                  Inc. since October 1989.

Robert S. Reitzes* (54)    President              President of Mutual Funds-Bear
575 Lexington Avenue                              Stearns Asset  Management  and
New York, NY  10022                               Senior  Managing  Director  of
                                                  Bear Stearns since March 1994;
                                                  Co-Director  of  Research  and
                                                  Senior  Chemical   Analyst  of
                                                  C.J.   Lawrence/Deutsche  Bank
                                                  Securities  Corp. from January
                                                  1991 to March 1994.




                                     B-10-

NAME AND ADDRESS                                      PRINCIPAL OCCUPATION
   (AND AGE)               POSITION WITH FUND        DURING PAST FIVE YEARS
   ---------               ------------------        ----------------------



William J. Montgoris (51)  Executive Vice         Chief  Financial  Officer  and
245 Park Avenue            President              Chief Operating Officer,  Bear
New York, NY  10167                               Stearns.

Peter Fox (46)
Three First National Plaza Executive Vice         Founder,    Fox    Development
Chicago, IL  60602         President              Corp., 1998; Managing Director
                                                  - Emeritus, Bear Stearns since
                                                  February 1997; Senior Managing
                                                  Director, Public Finance, Bear
                                                  Stearns from 1987 to 1997.

Stephen A. Bornstein (55)
575 Lexington Avenue       Vice President         Managing    Director,    Legal
New York, NY 10022                                Department;  General  Counsel,
                                                  Bear Stearns Asset Management.

Frank J. Maresca (39)      Vice President         Managing   Director   of  Bear
and Treasurer                                     Stearns since  September 1994;
245 Park Avenue                                   Chief  Executive  Officer  and
New York, NY  10167                               President    of   BSFM   since
                                                  December    1997;    Associate
                                                  Director of Bear  Stearns from
                                                  September  1993  to  September
                                                  1994;  Vice  President of Bear
                                                  Stearns  from  March  1992  to
                                                  September 1993.


Donalda L. Fordyce (39)    Vice President         Senior  Managing  Director  of
575 Lexington  Avenue                             Bear   Stearns   since  March,
New York, NY 10022                                1996;      previously     Vice
                                                  President,   Asset  Management
                                                  Group,  Goldman,   Sachs  from
                                                  1986 to 1996.

Ellen T. Arthur (48)       Secretary              Associate   Director  of  Bear
575 Lexington Avenue                              Stearns  since  January  1996;
New York, NY  10022                               Secretary    of   BSAM   since
                                                  December 1997;  Senior Counsel
                                                  and Corporate  Vice  President
                                                  of  PaineWebber   Incorporated
                                                  from April  1989 to  September
                                                  1995.

Vincent L. Pereira (33)    Assistant              Associate   Director  of  Bear
245 Park Avenue            Treasurer              Stearns since  September 1995;
New York, NY  10167                               Treasurer   and  Secretary  of
                                                  BSFM since December 1997; Vice
                                                  President of Bear Stearns from
                                                  May  1993 to  September  1995;
                                                  Assistant  Vice  President  of
                                                  Mitchell     Hutchins    Asset
                                                  Management  Inc.  from October
                                                  1992 to May 1993.




                                     B-11-

NAME AND ADDRESS                                      PRINCIPAL OCCUPATION
   (AND AGE)               POSITION WITH FUND        DURING PAST FIVE YEARS
   ---------               ------------------        ----------------------


Christina  LaMastro  (28)  Assistant              Legal    Assistant   of   Bear
575  Lexington  Avenue     Secretary              Stearns    since   May   1997;
New York,  NY 10022                               Assistant  Secretary  of  BSAM
                                                  since      December      1997;
                                                  Compliance  Assistant at Reich
                                                  & Tang L.P.  from  April  1996
                                                  through   April  1997;   Legal
                                                  Assistant   at   Fulbright   &
                                                  Jaworski  L.P. from April 1993
                                                  through April 1996; student at
                                                  Drexel     University    prior
                                                  thereto.

         The Fund pays its non-affiliated Board members an annual retainer of $5,000 and a per meeting fee of $500 and reimburses them for their expenses. The Fund does not compensate its officers. The aggregate amount of compensation paid to each Board member by the Fund and by all other funds in the Bear Stearns Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the fiscal year ended March 31, 1998 is as follows:





                                                                                                                   (5)
                                                               (3)                                                Total
                                      (2)                  Pension or                    (4)                Compensation from
            (1)                    Aggregate           Retirement Benefits        Estimated Annual            Fund and Fund
       Name of Board              Compensation         Accrued as Part of           Benefits Upon            Complex Paid to
          Member                   from Fund*            Fund's Expenses             Retirement               Board Members
          ------                   ----------            ---------------             ----------               -------------

Peter M. Bren                        $8,000                   None                      None                    $20,000(2)
Alan J. Dixon                        $8,000                   None                      None                    $8,000(1)
John R. McKernan, Jr.                $8,000                   None                      None                    $20,000(2)
M.B. Oglesby, Jr.                    $8,000                   None                      None                    $20,000(2)
Robert S. Reitzes**                   None                    None                      None                      None
Michael Minikes**                     None                    None                      None                      None




---------------------

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $8,600 for Board members of the Fund, as a group.

** Robert S. Reitzes resigned as a Director to Funds effective September 8, 1997. Michael Minikes was appointed as replacement for Mr. Reitzes effective September 8, 1997.

         Board members and officers of the Fund, as a group, owned less than 1% of the Portfolio's shares outstanding on June 30, 1998.


         For so long as the Plan described in the section captioned "Management Arrangements--Distribution Plans" remains in effect, the Fund's Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Fund.

         No meetings of shareholders of the Fund will be held for the sole purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Fund's Agreement and Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

                                      B-12-

                             MANAGEMENT ARRANGEMENTS

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "Management of the Portfolio."

         General. On December 3, 1997, BSFM, the registered investment adviser of the Portfolio, changed its name to BSAM. On December 4, 1997, BSFM formed a new corporate entity under the laws of Delaware to conduct mutual fund administrative work for The Bear Stearns Funds and other affiliated and non-affiliated investment companies.

         Investment Advisory Agreement. BSAM provides investment advisory services to the Portfolio pursuant to the Investment Advisory Agreement (the "Agreement") dated as of June 2, 1997, with the Fund. The Agreement will remain in effect for two years from the date of execution and shall continue from year to year thereafter if it is approved by (i) the Fund's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSAM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable, as to the Portfolio, without penalty, on 60 days' notice, by the Fund's Board of Trustees or by vote of the holders of a majority of the Portfolio's shares, or, on not less than 90 days' notice, by BSAM. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         BSAM is a wholly owned subsidiary of The Bear Stearns Companies Inc. The following persons are directors and/or senior officers of BSAM: Mark A. Kurland, President, Chairman of the Board and Director; Robert S. Reitzes, Executive Vice President and Director; Donalda L. Fordyce, Vice President, Chief Operating Officer and Director; Ellen T. Arthur, Secretary; and Warren J. Spector and Robert M. Steinberg, Directors.


         As compensation for BSAM's advisory services, the Fund has agreed to pay BSAM a monthly fee at the annual rate of 0.65% of value of the Portfolio's average daily net assets. For the period from December 29, 1997
(commencement of investment operations) through March 31, 1998, the investment advisory fees amounted to $6,748. For the fiscal year ended March 31, 1998, the investment advisory fees amounted to $6,748. These amounts were waived pursuant to a voluntary undertaking by BSAM, resulting in no fees being paid by the Portfolio. In addition, the Adviser reimbursed $46,255 in order to maintain the voluntary expense limitation.

         Administration Agreement. BSFM provides certain administrative services to the Fund pursuant to the Administration Agreement dated as of June 2, 1997, as revised September 8, 1997 and February 4, 1998, with the Fund. The Administration Agreement will continue until May 31, 1999 and thereafter will be subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSFM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Portfolio's shares or upon not less than 90 days' notice by BSFM. The Administration Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         As compensation for BSFM's administrative services, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.15 of 1% of the Portfolio's average daily net assets. For the period from December 29, 1997


                                      B-13-

(commencement of operations) through March 31, 1998 the administration fees accrued amounted to $8,238.

         Administrative Services Agreement. PFPC provides certain administrative services to the Fund pursuant to the Administrative Services Agreement dated as of June 2, 1997, as revised September 8, 1997 and February 4, 1998, with the Fund. The Administrative Services Agreement is terminable upon 60 days' notice by either the Fund or PFPC. PFPC may assign its rights or delegate its duties under the Administrative Services Agreement to any wholly-owned direct or indirect subsidiary of PNC Bank, National Association or PNC Bank Corp., provided that (i) PFPC gives the Fund 30 days' notice; (ii) the delegate (or assignee) agrees with PFPC and the Fund to comply with all relevant provisions of the 1940 Act; and (iii) PFPC and such delegate (or assignee) promptly provide information requested by the Fund in connection with such delegation.


         Distribution Plans. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board of Trustees has adopted a distribution and shareholder servicing plan with respect to Class A and C shares and a distribution plan with respect to Class B shares (the "Distribution Plans"). The Fund's Board of Trustees believes that there is a reasonable likelihood that the Distribution Plans will benefit the Portfolio and the holders of its Class A, B, and C shares.



         A quarterly report of the amounts expended under the Distribution Plans, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, each Distribution Plan provides that it may not be amended to increase materially the costs which holders of a class of shares may bear pursuant to such Plan without approval of such effected shareholders and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. In addition, because Class B shares automatically convert into Class A shares after eight years, the Fund is required by a Securities and Exchange Commission rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to each Distribution Plan that would materially increase the amount to be paid by Class A shareholders under such Plans. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the 1940 Act), voting separately by class. Each Distribution Plan and related agreements is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on such Plan. The Distribution Plan with respect to Class A and C shares was so approved on February 4, 1998. The Distribution Plan with respect to Class B shares was so approved on September 8, 1997 and February 4, 1998. Each Distribution Plan is terminable at any time, as to each class of the Portfolio, by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Plan agreements or by vote of holders of a majority of the relevant class' shares. A Plan agreement is terminable, as to each class of the Portfolio, without penalty, at any time, by such vote of the Trustees, upon not more than 60 days written notice to the parties to such agreement or by vote of the holders of a majority of the relevant


                                      B-14-
class' shares. A Plan agreement will terminate automatically, as to the relevant class of the Portfolio, in the event of its assignment (as defined in the 1940
Act). For the period December 29, 1997 (commencement of operations), through March 31, 1998, the Portfolio paid Bear Stearns $2,352, $3,037 and $2,640 with respect to Class A, B and C shares, respectively, under the Plan. Of such amounts, the following amounts were paid as indicated for Class A, B, and C shares of the Portfolio:


                                       Class A       Class B       Class C
                                       -------       -------       -------

Payments to Broker or Dealers          $1,176           --           --

Payments to Underwriters               $1,176         $3,037        $2,640


         Shareholder Servicing Plan. The Fund has adopted a shareholder servicing plan on behalf of the Portfolio's Class B shares (the "Shareholder Servicing Plan"). In accordance with the Shareholder Servicing Plan, the Fund may enter into shareholder service agreements under which the Portfolio pays fees of up to 0.25% of the average daily net assets of Class B shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of the shares or their accounts or similar services not otherwise provided on behalf of the Portfolio.

         Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by BSAM. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Bear Stearns, BSAM or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a particular portfolio are charged against the assets of that portfolio; other expenses of the Fund are allocated among the portfolios on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each portfolio.

         Expense Limitation. BSAM agreed that if, in any fiscal year, the aggregate expenses of a Portfolio, exclusive of taxes, brokerage commissions, interest on borrowings and (with prior written consent of the necessary state securities commissions) extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Portfolio, the Fund may deduct from the payment to be made to BSAM, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis. No such expense limitations currently apply to the Portfolio.

         Activities of BSAM and its Affiliates and Other Accounts Managed by BSAM. The involvement of BSAM, Bear Stearns and their affiliates in the management of, or their interests in, other accounts and other activities of BSAM and Bear Stearns may present conflicts of interest with respect to the Portfolio or limit the Portfolio's investment activities. BSAM, Bear Stearns and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Portfolio and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Portfolio. BSAM, Bear Stearns and its affiliates will not have any obligation to make available any accounts managed by them, for the benefit of the management of the Portfolio. The results of the Portfolio's investment activities, therefore, may differ from those of Bear Stearns and its affiliates and it is possible that the Portfolio could sustain losses during periods in which BSAM, Bear Stearns and its affiliates and other accounts achieve significant profits on their trading for proprietary and other accounts. From time to time, the Portfolio's activities may be limited because of regulatory restrictions applicable to Bear Stearns and its affiliates, and/or their internal policies designed to comply with such restrictions.

                        PURCHASE AND REDEMPTION OF SHARES

         The following information supplements and should be read in conjunction with the sections in the Portfolio's Prospectus entitled "How to Buy Shares" and "How to Redeem Shares."

         The Distributor. Bear Stearns serves as the Portfolio's distributor on a best efforts basis pursuant to an agreement dated as of February 22, 1995, as revised September 8, 1997 and February 4, 1998, which is renewable annually. For the period from December 29, 1997 (commencement of operations) through March 31, 1998, Bear Stearns retained $71,580 respectively, from the sales loads on Class A and $0 from contingent deferred sales charges ("CDSC") on Class C shares. In some states, banks or other institutions effecting transactions in Portfolio shares may be required to register as dealers pursuant to state law.


         Purchase Order Delays. The effective date of a purchase order may be delayed if PFPC, the Portfolio's transfer agent, is unable to process the purchase order because of an interruption of services at its processing facilities. In such event, the purchase order would become effective at the purchase price next determined after such services are restored.


         Sales Loads - Class A. Set forth below is an example of the method of computing the offering price of the Class A shares of the Portfolio. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares on March 31, 1998.

              Net Asset Value per Share                        $13.40
              Per Share Sales Charge - 5.50%
              of offering price (5.82% of
              net asset value per share)                         0.78

              Per Share Offering Price to                      $14.18
              the Public


         Redemption Commitment. The Portfolio has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred. Were the Portfolio to redeem securities in kind, it first would seek to distribute readily marketable securities.

         Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect Portfolio shareholders.

         Alternative Sales Arrangements - Class A, B, C and Y Shares. The availability of three classes of shares to individual investors permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Portfolio shares may receive different compensation with respect to one class of shares than the other. Bear Stearns will not accept any order of $500,000 or more of Class B shares or $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of a Portfolio instead. A fourth class of shares may be purchased only by certain institutional investors at net asset value per share (the "Class Y shares").

         The four classes of shares each represent an interest in the same Portfolio investments of a Portfolio. However, each class has different shareholder privileges and features. The net income attributable to Class B and C shares and the dividends payable on Class B and C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and C shares are subject.

         The methodology for calculating the net asset value, dividends and distributions of each Portfolio's Class A, B, C and Y shares recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Portfolio's total assets, and then equally to each outstanding share within a given class. Such general expenses include
(i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, (iv) fees to independent trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution Plan and Shareholder Servicing Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Portfolio as a whole.

         None of the instructions described elsewhere in the Prospectus or Statement of Additional Information for the purchase, redemption, reinvestment, exchange, or transfer of shares of a Portfolio, the selection of classes of shares, or the reinvestment of dividends apply to Class Y shares.

                        DETERMINATION OF NET ASSET VALUE

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "How to Buy Shares."

         Valuation of Portfolio Securities. Portfolio securities, including covered call options written by the Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Trustees. Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.


         Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees. The Board of Trustees will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Trustees generally will take the following factors into consideration: (i) restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased (this discount will be revised periodically by the Board of Trustees if the Trustees believe that it no longer reflects the value of the restricted securities); (ii) restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost; and (iii) any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.


         New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         The following information supplements and should be read in conjunction
with  the   section  in  the   Portfolio's   Prospectus   entitled   "Dividends,
Distributions and Taxes."


         The following is only a summary of certain additional federal income tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

         Qualification as a Regulated Investment Company. The Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, count toward satisfaction of the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including , but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement") .


         In general, gain or loss recognized by the Portfolio on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation purchased by the Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation. In addition, under the rules of Code section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code section 1256 (unless a Portfolio elects otherwise), will generally be treated as ordinary income or loss.

         Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of the Portfolio's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Portfolio and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Portfolio on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where the Portfolio has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Portfolio's shareholders.

         In general, for purposes of determining whether capital gain or loss recognized by the Portfolio on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Portfolio as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Portfolio grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Portfolio grants an in-the-money qualified covered call option with respect thereto. In addition, a Portfolio may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by the Portfolio on the lapse of, or any gain or loss recognized by the Portfolio from a closing transaction with respect to, an option written by the Portfolio will be treated as a short-term capital gain or loss.

         Certain transactions that may be engaged in by the Portfolio (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Portfolio, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Portfolio that are not Section 1256 contracts.

         The Portfolio may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Portfolio invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Portfolio will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Portfolio receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, the Portfolio that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Portfolio will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Portfolio's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Portfolio included in income in previous years. The Portfolio's holding period with respect to its PFIC stock subject to the election will commence on the first day of the next taxable year. If the Portfolio makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

         Finally, if the Portfolio does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Portfolio upon the sale or other disposition of its interest in the PFIC or any " excess distribution" (as defined) received by the Portfolio from the PFIC will be allocated ratably over the Portfolio's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Portfolio's gross income for such year as ordinary income (and the distribution of such portion by the Portfolio to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Portfolio level), (3) the Portfolio shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Portfolio to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Portfolio thereon) will again be taxable to the shareholders as an ordinary income dividend.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.


         In addition to satisfying the requirements described above, the Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

         If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to a tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

         Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated  investment  company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).


         The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

         Portfolio Distributions. The Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below.

         The Portfolio may either retain or distribute to shareholders its net capital gain for each taxable year. The Portfolio currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Portfolio prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon the Portfolio's disposition of domestic "small business" stock will be subject to tax.


         Conversely, if the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by the Portfolio with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Portfolio from domestic corporations for the taxable year. A dividend received by the Portfolio will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code section 246(c)(3)and (4) any period during which the Portfolio has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Portfolio or (2) by application of Code section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Portfolio into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

         Investment income that may be received by the Portfolio from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries is not known.

         Distributions by the Portfolio that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by the Portfolio will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional Portfolio shares or shares of another portfolio (or another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Portfolio reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Portfolio, distributions of such amounts will be taxable to the shareholder in the manner described above, although they economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by the Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.


         The Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number , (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income , or (3) who has failed to certify to the Portfolio that it is not subject to backup withholding or that it is an exempt recipient (such as a corporation).

         Sale or Redemption of Shares. A shareholder will recognize gain or loss on the sale or redemption of shares of the Portfolio in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Portfolio within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Portfolio will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long-term capital gain recognized by an individual shareholder will be taxed at the lowest rate applicable to capital gains if the holder has held such shares for more than 18 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.


         If a shareholder (1) incurs a sales load in acquiring shares of the Portfolio,(2) disposes of such shares less than 91 days after they are acquired, and (3) subsequently acquires shares of the Portfolio or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

         Foreign Shareholders. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from the Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Portfolio, capital gain dividends, and amounts retained by the Portfolio that are designated as undistributed capital gains.

         If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign noncorporate shareholders, the Portfolio may be required to withhold U.S. federal income tax at the rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Portfolio with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign taxes.


         Effect of Future Legislation; State and Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect .

         Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.


         PORTFOLIO TRANSACTIONS

         BSAM assumes general supervision over placing orders on behalf of the Portfolio for the purchase or sale of investment securities. Allocation of brokerage transactions, including their frequency, is made in BSAM's best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement BSAM's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by BSAM and BSAM's fees are not reduced as a consequence of the receipt of such supplemental information. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that BSAM, as applicable, determines in good faith that such commission is reasonable in terms of the transaction or the overall responsibility of BSAM to the Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long-term.

         Such supplemental information may be useful to BSAM in serving both the Portfolio and the other funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to BSAM in carrying out its obligations to the Portfolio. Sales of Portfolio shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by BSAM being engaged simultaneously in the purchase or sale of the same security. Certain of BSAM's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Portfolio for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, the Portfolio will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.


                  Portfolio turnover may vary from year to year as well as within a year. BSAM expects that the turnover on the securities held in the Portfolio will be 250% or greater. The portfolio turnover rate for the period December 29, 1997 (commencement of investment operations) through March 31, 1998 was 28.91%. This portfolio turnover rate is significantly higher than the portfolio turnover rates of other mutual funds that invest in equity securities. A higher portfolio turnover rate means that the Portfolio will incur substantially higher brokerage costs and may realize a greater amount of short-term capital gains or losses.


         To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Securities and Exchange Commission thereunder, the Board of Trustees has determined that transactions for the Portfolio may be executed through Bear Stearns if, in the judgment of BSAM, the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, Bear Stearns charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under rules recently adopted by the Securities and Exchange
Commission, Bear Stearns may directly execute such transactions for the Portfolio on the floor of any national securities exchange, provided (i) the Board of Trustees has expressly authorized Bear Stearns to effect such transactions, and (ii) Bear Stearns annually advises the Board of Trustees of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.


         For the period December 29, 1997 (commencement of operations), through March 31, 1998, the Portfolio paid total brokerage commissions of $8,274, of which $8,238 was paid to Bear Stearns. The Portfolio paid 99.56% of its commissions to Bear Stearns, and, with respect to all the securities transactions for the Portfolio, 99.56% of the transactions involved commissions being paid. The Portfolio paid an average commission rate per share of 0.06. The percentage of commissions for which it received research services paid by the Portfolio was 100% of the total brokerage commissions paid by the Portfolio.


                                      B-26-

                             PERFORMANCE INFORMATION

         The following information supplements and should be read in conjunction
with  the  section  in  the   Portfolio's   Prospectus   entitled   "Performance
Information."

         Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B the maximum applicable CDSC has been paid upon redemption at the end of the period.


         The total return for Class A (at maximum offering price) for the period December 29, 1997 (commencement of investment operations) through March 31, 1998 was 5.51%. Based on net asset value per share, the total return for Class A and B was 11.67% and 11.50%, respectively, for this period. The total return for Class C was 11.50% for this period.


         Total return is calculated by subtracting the amount of the Portfolio's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B and C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B and C shares, which, if reflected would reduce the performance quoted.

                                 CODE OF ETHICS

         The Fund, on behalf of the Portfolio, has adopted an amended and restated Code of Ethics (the "Code of Ethics"), which established standards by which certain access persons of the Fund must abide relating to personal securities trading conduct. Under the Code of Ethics, access persons which include, among others, trustees and officers of the Fund and employees of the Fund and BSAM, are prohibited from engaging in certain conduct, including: (1) the purchase or sale of any security being purchased or sold, or being considered for purchase or sale, by the Portfolio, without prior approval by the Fund or without the applicability of certain exemptions; (2) the recommendation of a securities transaction without disclosing his or her interest in the security or issuer of the security; (3) the commission of fraud in connection with the purchase or sale of a security held by or to be acquired by the Portfolio; (4) the purchase of any securities in an initial public offering or private placement transaction eligible for purchase or sale by the Portfolio without prior approval by the Fund; and (5) the acceptance of gifts more than a de minimus value from those doing business with or on behalf of the Portfolio. Certain transactions are exempt from item (1) of the previous sentence, including: (1) purchases or sales on the accounts of an access person that are not under the control of or that are non-volitional with respect to that person;

(2) purchases or sales of securities not eligible for purchase or sale by the Portfolio; (3) purchases or sales relating to rights issued by an issuer pro rata to all holders of a class of its securities; and (4) any securities transactions, or series of related transactions, involving 500 or fewer shares of an issuer having a market capitalization greater than $1 billion.

         The Code of Ethics specifies that access persons shall place the interests of the shareholders of the Portfolio first, shall avoid potential or actual conflicts of interest with the Portfolio, and shall not take unfair advantage of their relationship with the Portfolio. Under certain circumstances, the Adviser to the Portfolio may aggregate or bunch trades with other clients provided that no client is materially disadvantaged. Access persons are required by the Code of Ethics to file quarterly reports of personal securities investment transactions. However, an access person is not required to report a transaction over which he or she had no control. Furthermore, a trustee of the Fund who is not an "interested person" (as defined in the 1940 Act) of the Fund is not required to report a transaction if such person did not know or, in the ordinary course of his duties as a Trustee of the Fund, should have known, at the time of the transaction, that, within a 15 day period before or after such transaction, the security that such person purchased or sold was either purchased or sold, or was being considered for purchase or sale, by the Portfolio. The Code of Ethics specifies that certain designated supervisory persons and/or designated compliance officers shall supervise implementation and enforcement of the Code of Ethics and shall, at their sole discretion, grant or deny approval of transactions required by the Code of Ethics.

                           INFORMATION ABOUT THE FUND

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "General Information."

         Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.


         The Fund will send annual and semi-annual financial statements to all its shareholders. As of July 28, 1998 the following shareholders owned, directly or indirectly, 5% or more of the indicated class of the Portfolio's outstanding shares.


                                                           Percent of Class A
Name and Address                                           Shares Outstanding

Bear Stearns Securities Corp.                                     14.1%
FBO 001-00279-10
1 Metrotech Center North
Brooklyn, NY  11201-3859

DLJ Securities Corp. Inc.                                          5.3%
FBO 3WED23095
Memo AC1198
P.O. Box 2052
Jersey City, NJ  07303-9998

                                                           Percent of Class B
Name and Address                                           Shares Outstanding
----------------                                           ------------------



Bear Stearns Securities Corp.                                     19.1%
FBO 001-00279-10
1 Metrotech Center North
Brooklyn, NY  11201-3859

Bear Stearns Securities Corp.                                      7.4%
FBO 610-49812-19
1 Metrotech Center North
Brooklyn, NY  11201-3859

Bear Stearns Securities Corp.                                      9.4%
FBO 213-04377-14
1 Metrotech Center North
Brooklyn, NY  11201-3859

Bear Stearns Securities Corp.                                      5.4%
FBO 026-88610-10
1 Metrotech Center North
Brooklyn, NY  11201-3859




                                                           Percent of Class C
Name and Address                                           Shares Outstanding

Bear Stearns Securities Corp.                                     27.0%
FBO 001-00279-10
1 Metrotech Center North
Brooklyn, NY  11201-3859


A shareholder who beneficially owns, directly or indirectly, mroe than 25% of a Portfolio's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Portfolio.



                                      B-29-

           CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                            AND INDEPENDENT AUDITORS


         Custodial Trust Company ("CTC"), 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the Portfolio's custodian. Under the custody agreement with the Portfolio, CTC holds the Portfolio's securities and keeps all necessary accounts and records. For its services, CTC receives an annual fee of the greater of .015% of the value of the domestic assets held in custody or $5,000, such fee to be payable monthly based upon the total market value of such assets, as determined on the last business day of the month. In addition, CTC receives certain securities transactions charges which are payable monthly. PFPC, Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Portfolio's transfer agent, dividend disbursing agent and registrar. Neither CTC nor PFPC has any part in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

         Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022, as counsel for the Fund, has provided legal advice as to certain legal matters regarding the shares of beneficial interest being sold pursuant to the Portfolio's Prospectus.

         Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1434, independent auditors, have been selected as auditors of the Fund.



                              FINANCIAL STATEMENTS

         The Portfolio's Annual Report to Shareholders for the period ended March 31, 1998 is a separate document supplied with this Statement of Additional Information, and the financial statements and accompanying notes appearing therein are incorporated by reference into this Statement of Additional Information.

                                                                     Rule 497(c)
                                                       Registration No. 33-84842


                             THE BEAR STEARNS FUNDS
                        HIGH YIELD TOTAL RETURN PORTFOLIO
                               CLASS A, B, C AND Y
                                     PART B
                      (STATEMENT OF ADDITIONAL INFORMATION)

                                  July 28, 1998


         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current relevant Prospectus dated July 28, 1998 of the High Yield Total Return Portfolio (the "Portfolio") of The Bear Stearns Funds (the "Fund"), as each may be revised from time to time. To obtain a free copy of such Prospectus, please write to the Fund at PFPC Inc. ("PFPC"), Attention: High Yield Total Return Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960, call 1-800-447-1139 or call Bear, Stearns & Co. Inc. ("Bear Stearns") at 1-800-766-4111.


         Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the Portfolio's investment adviser.

         Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., is the administrator of the Portfolio.

         Bear Stearns, an affiliate of BSAM, serves as distributor of the Portfolio's shares.


                                TABLE OF CONTENTS
                                                                          Page


Investment Objective and Management Policies.........................     B-2
Management of the Fund...............................................     B-24
Management Arrangements..............................................     B-27
Purchase and Redemption of Shares....................................     B-30
Determination of Net Asset Value.....................................     B-31
Dividends, Distributions and Taxes...................................     B-32
Portfolio Transactions...............................................     B-39
Performance Information..............................................     B-41
Code of Ethics.......................................................     B-41
Information About the Fund...........................................     B-42
Custodian, Transfer and Dividend Disbursing Agent,
Counsel and Independent Auditors....................................      B-43
Financial Statements.................................................     B-43



                                      B -1-

                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "Description of the Portfolio."

Portfolio Securities

         Zero Coupon, Pay-In-Kind Or Deferred Payment Securities. The Portfolio may invest in zero coupon, pay-in-kind or deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." The Portfolio accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.

         There are certain risks related to investing in zero coupon, pay-in-kind and deferred payment securities. These securities generally are more sensitive to movements in interest rates and are less liquid than comparably rated securities paying cash interest at regular intervals. Consequently, such securities may be subject to greater fluctuation in value. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Portfolio's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Portfolio's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Portfolio is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of "phantom income" and the value of the paid-in-kind interest. The required distributions will result in an increase in the Portfolio's exposure to such securities.

         Securities of Foreign Issuers. The Portfolio may invest up to 25% of its total assets in equity and fixed-income securities of foreign issuers. American and global depositary receipts are not included in this 25% limitation.

         The Portfolio believes that in many instances such foreign securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Many of these investments currently enjoy increased liquidity, although, under certain market conditions, such securities may be less liquid than the securities of United States corporations, and are certainly less liquid than securities issued or guaranteed by the United States Government, its instrumentalities or agencies.

         Foreign investment involves certain risks, which should be considered carefully by an investor in the Portfolio. These risks include political or economic instability in the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities also may be subject to greater fluctuations in price


                                      B -2-
than securities issued by United States corporations or issued or guaranteed by the United States Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation or diplomatic developments which could affect investment in those countries. In the event of a default of any such foreign debt obligations, it may be more difficult for the Portfolio to obtain or to enforce a judgment against the issuers of such securities. Foreign currency denominated securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between various currencies. It may not be possible to hedge against the risks of currency fluctuations.

         The Portfolio may invest in emerging market countries. Political and economic structures in many emerging market countries may be undergoing significant evolution and rapid development, and emerging market countries may lack the social, political and economic stability characteristic of more developed countries. Certain emerging market countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See "Emerging Market Securities," below.

         Emerging Market Securities. The Portfolio may invest in a limited extent in the securities of issuers located in emerging market countries. "Emerging market countries" are countries that are considered to be emerging or developing by the World Bank, the International Finance Corporation, or the United Nations and its authorities. A company is considered to be an emerging market company if (i) its securities are principally traded in the capital markets of an emerging market country; (ii) it derives at least 50% of its total revenue from either goods produced or services rendered in emerging market countries or from sales made in emerging market countries, regardless of where the securities of such companies are principally traded; (iii) it maintains 50% or more of its assets in one or more emerging market countries; or (iv) it is organized under the laws of, or has a principal office in, an emerging market country.

         The securities markets of certain emerging market countries are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging market countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging markets may also affect the Portfolio's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

         Transaction costs, including brokerage commissions or dealer mark-ups, in emerging market countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws


                                      B -3-
and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

         Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from several of the emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Portfolio. The Portfolio may be required to establish special custodial or other arrangements before investing in certain emerging market countries.

         Emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Japan and most Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection or conflict. Such economic, political and social instability could disrupt the principal financial markets in which the Portfolio may invest and adversely affect the value of the Portfolio's assets.

         The economies of emerging market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging market countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

         The Portfolio's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Portfolio is uninvested and no return is earned on such assets. The inability of the Portfolio to make intended security purchases or sales due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio securities or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         Brady Bonds. The Portfolio is permitted to invest in debt obligations commonly known as "Brady Bonds" which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S.


                                      B -4-

Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued in connection with the restructuring of the bank loans, for example, of the governments of Mexico, Venezuela and Argentina.

         Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

         Bank Debt. The Portfolio may invest in bank debt which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions ("Lenders"), including banks. The Portfolio's investment may be in the form of participations in loans ("Participations") or of assignments of all or a portion of loans from third parties ("Assignments").

         Participations differ both from the public and private debt securities typically held by the Portfolio and from Assignments. In Participations, the Portfolio has a contractual relationship only with the Lender, not with the borrower. As a result, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan Agreement relating to the loan, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, the Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of


                                      B -5-
the Lender, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. In Assignments, by contrast, the Portfolio acquires direct rights against the borrower, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

         Investments in Participations and Assignments otherwise bear risks common to other debt securities, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired and that the Portfolio may obtain less than the full value for loan interests sold because they are illiquid. The Portfolio may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the Portfolio anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Portfolio's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. In addition to the creditworthiness of the borrower, the Portfolio's ability to receive payment of principal and interest is also dependent on the creditworthiness of any institution (i.e., the Lender) interposed between the Portfolio and the borrower.

         Securities of Financially and Operationally Troubled Issuers. The Portfolio may invest in debt or equity securities of financially troubled or bankrupt companies ("financially troubled issuers") and in debt or equity securities of companies that in the view of BSAM are currently undervalued, out-of-favor or price depressed relative to their long-term potential for growth and income ("operationally troubled issuers") (collectively "distressed securities").

         The securities of financially and operationally troubled issuers may require active monitoring and at times may require BSAM to participate in bankruptcy or reorganization proceedings on behalf of the Portfolio. To the extent BSAM becomes involved in such proceedings, the Portfolio may have a more active participation in the affairs of the issuer than is generally assumed by an investor and such participation may subject the Portfolio to the litigation risks described below. However, the Portfolio does not invest in the securities of financially or operationally troubled issuers for the purpose of exercising day-to-day management of any issuer's affairs.

         Bankruptcy and Other Proceedings -- Litigation Risks. When a company seeks relief under the Federal Bankruptcy Code (or has a petition filed against it), an automatic stay prevents all entities, including creditors, from foreclosing or taking other actions to enforce claims, perfect liens or reach collateral securing such claims. Creditors who have claims against the company prior to the date of the bankruptcy filing must petition the court to permit them to take any action to protect or enforce their claims or their rights in any collateral. Such creditors may be prohibited from doing so if the court concludes that the value of the property in which the creditor has an interest will be "adequately protected" during the proceedings. If the bankruptcy court's assessment of adequate protection is inaccurate, a creditor's collateral may be wasted without the creditor being afforded the opportunity to preserve it. Thus, even if the Portfolio holds a secured claim, it may be prevented from collecting the liquidation value of the collateral securing its debt, unless relief from the automatic stay is granted by the court.

         Security interests held by creditors are closely scrutinized and frequently challenged in bankruptcy proceedings and may be invalidated for a variety of reasons. For example, security interests may be set aside because, as a technical matter, they have not been perfected properly under the Uniform Commercial Code or other applicable law. If a security interest is invalidated, the secured creditor loses the value of the collateral and


                                      B -6-
because loss of the secured status causes the claim to be treated as an unsecured claim, the holder of such claim will almost certainly experience a significant loss of its investment. While the Portfolio intends to scrutinize any security interests that secure the debt it purchases, there can be no assurance that the security interests will not be challenged vigorously and found defective in some respect, or that the Portfolio will be able to prevail against the challenge.

         Moreover, debt may be disallowed or subordinated to the claims of other creditors if the creditor is found guilty of certain inequitable conduct resulting in harm to other parties with respect to the affairs of a company filing for protection from creditors under the Federal Bankruptcy Code. Creditors' claims may be treated as equity if they are deemed to be contributions to capital, or if a creditor attempts to control the outcome of the business affairs of a company prior to its filing under the Bankruptcy Code. If a creditor is found to have interfered with the company's affairs to the detriment of other creditors or shareholders, the creditor may be held liable for damages to injured parties. While the Portfolio will attempt to avoid taking the types of action that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Portfolio will be able successfully to defend against them.

         While the challenges to liens and debt described above normally occur in a bankruptcy proceeding, the conditions or conduct that would lead to an attack in a bankruptcy proceeding could in certain circumstances result in actions brought by other creditors of the debtor, shareholders of the debtor or even the debtor itself in other state or federal proceedings. As is the case in a bankruptcy proceeding, there can be no assurance that such claims will not be asserted or that the Portfolio will be able successfully to defend against them. To the extent that the Portfolio assumes an active role in any legal proceeding involving the debtor, the Portfolio may be prevented from disposing of securities issued by the debtor due to the Portfolio's possession of material, non-public information concerning the debtor.

Mortgage-Related Securities

         U.S. Government Agency Securities. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

         U.S. Government Related Securities. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.

         Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment


                                      B -7-
of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Asset-Backed Securities. The Portfolio may invest in asset-backed securities in accordance with its investment objective and policies. Asset-backed securities represent an undivided ownership interest in a pool of installment sales contracts and installment loans collateralized by, among other things, credit card receivables and automobiles. In general, asset-backed securities and the collateral supporting them are of shorter maturity than mortgage loans. As a result, investment in these securities should result in greater price stability for the Portfolio.

Asset-backed securities are often structured with one or more types of credit enhancement. The Portfolio will not limit their investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and to such extent will not be considered illiquid for the purposes of the Portfolio's limitation on investment in illiquid securities.

         U.S. Municipal Securities. In circumstances where the Adviser determines that investment in U.S. dollar-denominated municipal obligations would facilitate the Portfolio's ability to accomplish its investment objectives, the Portfolio may invest in such obligations, including municipal bonds issued at a discount.

         Trade Claims. The Portfolio may invest in trade claims, which are non-securitized rights of payment arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection, payments on trade claims cease and the claims are subject to compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including (i) the possibility that the amount of the claim may be disputed by the obligor, (ii) the debtor may have a variety of defenses to assert against the claim under the bankruptcy code,
(iii) volatile pricing due to a less liquid market, including a small number of brokers for trade claims and a small universe of potential buyers, (iv) the possibility that the Portfolio may be obligated to purchase a trade claim larger than initially anticipated, and (v) the risk of failure of sellers of trade claims to indemnify the Portfolio against loss due to the bankruptcy or insolvency  of such  sellers.  The  negotiation  and  enforcement  of  rights in connection with trade claims may result in higher legal expenses to the Portfolio, which may reduce return on such investments. It is not unusual for trade claims to be priced at a discount to publicly traded securities that have an equal or lower priority claim. Additionally, trade claims may be treated as non-securities investments. As a result, any gains may be considered "non-qualifying" under the Internal Revenue Code of 1986, as amended (the "Code").

         Depository Receipts and Depository Shares. The Portfolio may invest in American Depository Receipts ("ADRs") or other similar securities, such as
American Depository Shares and Global Depository Shares, convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in U.S. securities markets. As a result of the absence of established securities markets and publicly-owned


                                      B -8-
corporations in certain foreign countries as well as restrictions on direct investment by foreign entities, the Portfolio may be able to invest in such countries solely or primarily through ADRs or similar securities and government approved investment vehicles. The Adviser expects that the Portfolio, to the extent of its investment in ADRs, will invest predominantly in ADRs sponsored by the underlying issuers. The Portfolio, however, may invest in unsponsored ADRs. Issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

         Options on Securities. The Portfolio may purchase put and call options and write covered put and call options on debt and equity securities, financial indices (including stock indices), U.S. and foreign government debt securities and foreign currencies. These may include options traded on U.S. or foreign exchanges and options traded on U.S. or foreign over-the-counter markets ("OTC options"), including OTC options with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York.

         The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). By writing a call option, the Portfolio becomes obligated during the term of the option, upon exercise of the option, to deliver the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When the Portfolio writes a call option, the Portfolio loses the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

         The purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Portfolio becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Portfolio might, therefore, be obligated to purchase the underlying securities for more than their current market price.

         The writer of an option retains the amount of the premium, although this amount may be offset or exceeded, in the case of a covered call option, by a decline and, in the case of a covered put option, by an increase in the market value of the underlying security during the option period.

         The Portfolio may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Portfolio may therefore purchase a put option on other carefully selected securities, the values of which BSAM expects will have a high degree of positive correlation to the values of such portfolio securities. If BSAM's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If BSAM'S judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Portfolio's investments and therefore the put option may not provide complete protection against a decline in the value of the Portfolio's investments below the level sought to be protected by the put option.

         The Portfolio may similarly wish to hedge against appreciation in the value of securities that it intends to acquire at a time when call options on such securities are not available. The Portfolio may, therefore, purchase call options on other carefully selected securities the values of which BSAM expects will have a high degree of positive correlation to the values of the securities that the Portfolio intends to acquire. In such circumstances the Portfolio will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Portfolio is not as


                                      B -9-
close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Portfolio.

         The Portfolio may write options on securities in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Portfolio's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

         The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

         Prior to being notified of the exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be canceled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its contra-party with no clearing organization guarantee. Thus, when the Portfolio purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as the loss of the expected benefit of the transaction.

         When the Portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the OTC option. While the Portfolio will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an OTC option at a favorable price at


                                     B -10-
any time prior to expiration. Until the Portfolio is able to effect a closing purchase transaction in a covered OTC call option the Portfolio has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Portfolio may be unable to liquidate an OTC option. See "Illiquid Securities" below.

         OTC options purchased by the Portfolio will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Portfolio will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option Agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. See "Illiquid Securities" below.

         The Portfolio may write only "covered" options. This means that so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option a segregated account consisting of cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, having a value equal to or greater than the exercise price of the option. In the case of a straddle written by the Portfolio, the amount maintained in the segregated account will equal the amount, if any, by which the put is "in-the-money."

         Options on Securities Indices. The Portfolio also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Portfolio owns or intends to purchase. Through the writing or purchase of index options, the Portfolio can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Portfolio owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Portfolio bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

         When the Portfolio writes an option on a securities index, it will be required to deposit with its custodian, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Portfolio writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Portfolio will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

         Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also,


                                     B -11-
an option purchased by the Portfolio may expire worthless, in which case the Portfolio would lose the premium paid therefor.

         Risks of Options Transactions. An exchange-traded option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time, and for some exchange-traded options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs in connection therewith. If the Portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an exchange; (e) inadequacy of the facilities of an exchange or clearinghouse, such as The Options Clearing Corporation (the "O.C.") to handle current trading volume; or (f) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the O.C. as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

         In the event of the bankruptcy of a broker through which the Portfolio engages in options transactions, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Portfolio, the Portfolio could experience a loss of all or part of the value of the option. Transactions are entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by BSAM.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         Risks of Options on Foreign Currencies. Options on foreign currencies involve the currencies of two nations and therefore, developments in either or both countries affect the values of options on foreign currencies. Risks include those described in the Prospectus under "Risk Factors -- Foreign Securities," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

         Futures Contracts and Related Options. The Portfolio may enter into futures contracts for the purchase or sale of debt securities and financial indices (collectively, "interest rate futures contracts") and currencies in accordance with the Portfolio's investment objective. A "purchase" of a


                                     B -12-
futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire a specified quantity of the securities underlying the contract at a specified price at a specified future date. A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver a specified quantity of the securities underlying the contract at a specified price at a specified future date. At the time a futures contract is purchased or sold, the Portfolio is required to deposit cash or securities with a futures commission merchant or in a segregated custodial account representing between approximately 10% to 5% of the contract amount, called "initial margin." Thereafter, the futures contract will be valued daily and the payment in cash of "maintenance" or "variation margin" may be required, resulting in the Portfolio paying or receiving cash that reflects any decline or increase in the contract's value, a process known as "marking-to-market."

         Some futures contracts by their terms may call for the actual delivery or acquisition of the underlying assets and other futures contracts must be "cash settled." In most cases the contractual obligation is extinguished before the expiration of the contract by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery or acquisition in the same month. The purchase (or sale) of an offsetting futures contract is referred to as a "closing transaction."

         The Portfolio's ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these markets. Although the Portfolio generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Portfolio maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Portfolio would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract which the Portfolio had written and which the Portfolio was unable to close, the Portfolio would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

         Risks inherent in the use of these strategies include (1) dependence on BSAM's ability to predict correctly movements in the direction of interest rates, securities prices and markets; (2) imperfect correlation between the price of futures contracts and options thereon and movement in the prices of the securities being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Portfolio to sell a portfolio security at a time that otherwise would be favorable for it to do so. In the event it did sell the security and eliminated its "cover," it would have to replace its "cover" with an appropriate futures contract or option or segregate securities with the required value, as described below under "Limitations on the Purchase and Sale of Futures Contracts and Related Options--Segregation Requirements."

         Although futures prices themselves have the potential to be extremely volatile, in the case of any strategy involving interest rate futures contracts and options thereon when BSAM's expectations are not met, assuming proper adherence to the segregation requirement, the volatility of the Portfolio as a whole should be no greater than if the same strategy had been pursued in the cash market.


                                     B -13-

         Exchanges on which futures and related options trade may impose limits on the positions that the Portfolio may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Portfolio may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

         Pursuant to the requirements of the Commodity Exchange Act, as amended (the "Commodity Exchange Act"), all futures contracts and options thereon must be traded on an exchange. Since a clearing corporation effectively acts as the counterparty on every futures contract and option thereon, the counter party risk depends on the strength of the clearing or settlement corporation associated with the exchange. Additionally, although the exchanges provide a means of closing out a position previously established, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In the case of options on futures, if such a market does not exist, the Portfolio, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to utilize any profit, and if the Portfolio were the writer of the option, its obligation would not terminate until the option expired or the Portfolio was assigned an exercise notice.

         Limitations on the Purchase and Sale of Futures Contracts and Related Options.

         CFTC Limits.  In accordance with Commodity  Futures Trading  Commission
(CFTC) regulations, the Portfolio is not permitted to purchase or sell futures contracts or options thereon for return enhancement or risk management purposes if immediately thereafter the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options on futures exceed 5% of the liquidation value of such Portfolio's total assets (the "5% CFTC limit"). This restriction does not apply to the purchase and sale of futures contracts and options thereon for bona fide hedging purposes.

         Segregation Requirements. To the extent the Portfolio enters into futures contracts, it is required by the Securities and Exchange Commission to maintain a segregated asset account with its custodian (or a futures commission merchant) sufficient to cover the Portfolio's obligations with respect to such futures contracts, which will consist of cash, U.S. government securities, or other liquid, unencumbered assets marked-to-market daily, in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Portfolio with the custodian (or a futures commission merchant) with respect to such futures contracts. Offsetting the contract by another identical contract eliminates the segregation requirement.

         With respect to options on futures, there are no segregation requirements for options that are purchased and owned by the Portfolio. However, written options, since they involve potential obligations of the Portfolio, may require segregation of Portfolio assets if the options are not "covered" as described under "Options on Futures Contracts." If the Portfolio writes a call option that is not "covered," it must segregate and maintain with the custodian (or a futures commission merchant) for the term of the option cash or liquid securities equal to the fluctuating value of the optioned futures. If the Portfolio writes a put option that is not "covered," the segregated amount would have to be at all times equal in value to the exercise price of the put (less any initial margin deposited by the Portfolio with the custodian or a futures commission merchant) with respect to such option.

         Uses of Interest Rate Futures Contracts. Futures contracts will be used for bona fide hedging, risk management and return enhancement purposes.


                                     B -14-

         Position Hedging. The Portfolio might sell interest rate futures contracts to protect the Portfolio against a rise in interest rates which would be expected to decrease the value of debt securities which the Portfolio holds. This would be considered a bona fide hedge and, therefore, is not subject to the 5% CFTC limit. For example, if interest rates are expected to increase, the Portfolio might sell futures contracts on debt securities, the values of which historically have correlated closely or are expected to correlate closely to the values of the Portfolio's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Portfolio's portfolio securities. If interest rates increase, the value of the Portfolio's portfolio securities will decline, but the value of the futures contracts to the Portfolio will increase at approximately an equivalent rate thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a hedging technique would allow the Portfolio to maintain a defensive position without having to sell portfolio securities. If in fact interest rates decline rather than rise, the value of the futures contract will fall but the value of the bonds should rise and should offset all or part of the loss. If futures contracts are used to hedge 100% of the bond position and correlate precisely with the bond position, there should be no loss or gain with a rise (or fall) in interest rates. However, if only 50% of the bond position is hedged with futures, then the value of the remaining 50% of the bond position would be subject to change because of interest rate fluctuations. Whether the bond positions and futures contracts correlate precisely is a significant risk factor.

         Anticipatory Position Hedging. Similarly, when it is expected that interest rates may decline and the Portfolio intends to acquire debt securities, the Portfolio might purchase interest rate futures contracts. The purchase of futures contracts for this purpose would constitute an anticipatory hedge against increases in the price of debt securities (caused by declining interest rates) which the Portfolio subsequently acquires and would normally qualify as a bona fide hedge not subject to the 5% CFTC limit. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that would be purchased, the Portfolio could take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Portfolio could make the intended purchases of the debt securities in the cash market and concurrently liquidate the futures positions.

         Risk Management and Return Enhancement. The Portfolio might sell interest rate futures contracts covering bonds. This has the same effect as selling bonds in the portfolio and holding cash and reduces the duration of the portfolio. (Duration measures the price sensitivity of the portfolio to interest rates. The longer the duration, the greater the impact of interest rate changes on the portfolio's price.) This should lessen the risks associated with a rise in interest rates. In some circumstances, this may serve as a hedge against a loss of principal, but is usually referred to as an aspect of risk management.

         The Portfolio might buy interest rate futures contracts covering bonds with a longer maturity than its portfolio average. This would tend to increase the duration and should increase the gain in the overall portfolio if interest rates fall. This is often referred to as risk management rather than hedging but, if it works as intended, has the effect of increasing principal value. If it does not work as intended because interest rates rise instead of fall, the loss will be greater than would otherwise have been the case. Futures contracts used for these purposes are not considered bona fide hedges and, therefore, are subject to the 5% CFTC limit.


                                     B -15-

         Options on Futures Contracts. The Portfolio may enter into options on futures contracts for certain bona fide hedging, risk management and return enhancement purposes. This includes the ability to purchase put and call options and write (i.e., sell) "covered" put and call options on futures contracts that are traded on commodity and futures exchanges.

         If the Portfolio purchases an option on a futures contract, it has the right but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the option exercise period.

         Unlike purchasing an option, which is similar to purchasing insurance to protect against a possible rise or fall of security prices or currency values, the writer or seller of an option undertakes an obligation upon exercise of the option to either buy or sell the underlying futures contract at the exercise price. A writer of a call option has the obligation upon exercise to assume a short futures position and a writer of a put option has the obligation to assume a long futures position. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If there is no balance in the writer's margin account, the option is "out of the money" and will not be exercised. The Portfolio, as the writer, has income in the amount it was paid for the option. If there is a margin balance, the Portfolio will have a loss in the amount of the balance less the premium it was paid for writing the option.

         When the Portfolio writes a put or call option on futures contracts, the option must either be "covered" or, to the extent not "covered," will be subject to segregation requirements. The Portfolio will be considered "covered" with respect to a call option it writes on a futures contract if the Portfolio owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option. A Portfolio will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option.

         To the extent the Portfolio is not "covered" as described above with respect to written options, it will segregate and maintain with its custodian for the term of the option cash or liquid securities as described above under "Limitations of the Purchase and Sale of the Futures Contracts and Related Options--Segregation Requirements."

         Uses of Options on Futures Contracts. Options on futures contracts would be used for bona fide hedging, risk management and return enhancement purposes.

         Position Hedging. The Portfolio may purchase put options on interest rate or currency futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates.

         Anticipatory Hedging. The Portfolio may also purchase call options on futures contracts as a hedge against an increase in the value of securities the Portfolio might intend to acquire as a result of declining interest rates.

         Writing a put option on a futures contract may serve as a partial anticipatory hedge against an increase in the value of debt securities the Portfolio might intend to acquire. If the futures price at expiration of the


                                     B -16-
option is above the exercise price, the Portfolio retains the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Portfolio intended to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Portfolio would incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Portfolio might intend to acquire.

         Whether options on futures contracts are subject to or exempt from the 5% CFTC limit depends on whether the purposes of the options constitutes a bona fide hedge.

         Risk Management and Return Enhancement. Writing a put option that does not relate to securities the Portfolio intends to acquire would be a return enhancement strategy which would result in a loss if interest rates rise.

         Similarly, writing a covered call option on a futures contract is also a return enhancement strategy. If the market price of the underlying futures contract at expiration of a written call is below the exercise price, the Portfolio would retain the full amount of the option premium increasing the income of the Portfolio. If the futures price when the option is exercised is above the exercise price, however, the Portfolio would sell the underlying securities which were the "cover" for the contract and incur a gain or loss depending on the cost basis for the underlying asset.

         Writing a covered call option as in any return enhancement strategy can also be considered a partial hedge against a decrease in the value of a Portfolio's portfolio securities. The amount of the premium received acts as a partial hedge against any decline that may have occurred in the Portfolio's debt securities.

         There can be no assurance that the Portfolio's use of futures contracts and related options will be successful and the Portfolio may incur losses in connection with its purchase and sale of future contracts and related options.

         Risks Related to Forward Foreign Currency Exchange Contracts. The Portfolio may enter into forward foreign currency exchange contracts in several circumstances. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         Additionally, when BSAM believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Portfolio's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If the Portfolio enters into a position hedging transaction, the transaction will be


                                     B -17-
covered by the position being hedged or the Portfolio's custodian will place cash, U.S. Government securities, equity securities or other liquid, unencumbered assets in a segregated account of the Portfolio (less the value of the "covering" positions, if any) in an amount equal to the value of the Portfolio's total assets committed to the consummation of the given forward contract. The assets placed in the segregated account will be marked-to-market daily, and if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will, at all times, equal the amount of the Portfolio's net commitment with respect to the forward contract.

         The Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver, then it would be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of the Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         Repurchase Agreements. The Portfolio's repurchase agreements will be collateralized by U.S. Government securities. The Portfolio will enter into repurchase transactions only with parties meeting creditworthiness standards


                                     B -18-
approved by the Fund's Board of Trustees. BSAM will monitor the creditworthiness of such parties, under the general supervision of the Board of Trustees. In the event of a default or bankruptcy by a seller, the Portfolio will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Portfolio will suffer a loss.

         Reverse Repurchase Agreements. The Portfolio may borrow by entering into reverse repurchase agreements. Pursuant to such agreements, the Portfolio would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date, price and interest payment. When effecting reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Portfolio's custodian. A reverse repurchase agreement involves the risk that the market value of the portfolio securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase, which price is fixed at the time the Portfolio enters into such agreement.

         Currency Swaps, Mortgage Swaps, Index Swaps and Interest Rate Swaps, Caps, Floors and Collars. The Portfolio may, with respect to up to 5% of its net assets, enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, the Portfolio may, with respect to 5% of its net assets, enter into mortgage, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by the Portfolio with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

         The Portfolio will enter into interest rate, mortgage and index swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable under an interest rate, index or mortgage swap and the entire amount of the payment stream


                                     B -19-
payable by the Portfolio under a currency swap or an interest rate floor, cap or collar is held in a segregated account consisting of cash or liquid assets, BSAM believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions.

         The Portfolio will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by BSAM.

         The use of interest rate, mortgage, index and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If BSAM is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used. The staff of the Securities and Exchange Commission currently take the position that swaps, caps, floors and collars are illiquid and thus subject to the Portfolio's 15% limitation on investments in illiquid securities.

         Lending of Securities. Consistent with applicable regulatory requirements, the Portfolio may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate one-third of the value of the Portfolio's total assets and provided that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Portfolio continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

         A loan may be terminated by the borrower on one business days' notice or by the Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the investment adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Portfolio, and any gain or loss in the market price during the loan would inure to the Portfolio.

         Since voting or consent rights which accompany loaned securities pass to the borrower, the Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities which are the subject of the loan. The Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

         Borrowing. The Portfolio may borrow an amount equal to no more than one-third of the value of its total assets (calculated at the time of the borrowing) from banks for temporary, extraordinary or emergency purposes, or for the clearance of transactions. The Portfolio may pledge up to one-third of its total assets to secure these borrowings. If the Portfolio's asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage,


                                     B -20-
even though it may be disadvantageous from an investment standpoint to sell securities at that time. Such liquidations could cause the Portfolio to realize gains on securities held for less than three months.

         Illiquid Securities. The Portfolio may hold up to 15% of its net assets in repurchase agreements that have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. BSAM anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. BSAM will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees. In reaching liquidity decisions, BSAM will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the


                                     B -21-
view of BSAM; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         The staff of the Securities and Exchange Commission has taken the position that purchased over-the-counter (OTC) options and the assets used as "cover" for written OTC options are illiquid securities unless the Portfolio and the counterparty have provided for the Portfolio, at the Portfolio's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Portfolio of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Portfolio to treat the securities used as "cover" as liquid.

         When-Issued and Delayed Delivery Securities. From time to time, in the ordinary course of business, the Portfolio may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the Portfolio until delivery and payment take place. At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value each day. The Portfolio will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Portfolio's custodian will maintain, in a separate account of the Portfolio, cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.

         Investment Restrictions. The Portfolio has adopted investment restrictions numbered 1 through 7 as fundamental policies. These restrictions cannot be changed, as to the Portfolio, without approval by the holders of a majority (as defined in the 1940 Act of the Portfolio's outstanding voting shares. Investment restrictions numbered 8 through 12 are not fundamental policies and may be changed by vote of a majority of the Trustees at any time. The Portfolio may not:

         1. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except that (a) the Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Portfolio may borrow money as authorized by the 1940 Act.

         2. Purchase any securities that would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Government securities.

         3. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.


                                     B -22-

         4. Borrow money, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33- 1/3% of the value of such company's total assets. For purposes of this Investment
Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

         5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. The Portfolio, however, may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Trustees.

         6. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

         7. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indices.

         Non-Fundamental Restrictions.

         8. Knowingly invest more than 15% of the value of the Portfolio's assets in securities that may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations.

         9. Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         10. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indexes.

         11. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

         12. Make additional investments when borrowing exceeds 5% of Portfolio assets.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.


                                     B -23-

                             MANAGEMENT OF THE FUND

         Trustees and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

NAME AND ADDRESS              POSITION                 PRINCIPAL OCCUPATION
   (AND AGE)                  WITH FUND                DURING PAST FIVE YEARS
   ---------                  ---------                ----------------------


Peter M. Bren (64)            Trustee                  President  of  The  Bren
126 East 56th Street                                   Co.,     since     1969;
New York, NY 10021                                     President of Koll,  Bren
                                                       Realty    Advisors   and
                                                       Senior    Partner    for
                                                       Lincoln Properties prior
                                                       thereto.

Alan J. Dixon* (70)           Trustee                  Partner of Bryan Cave, a
7535 Claymont Court                                    law  firm  in St.  Louis
Apt. #2                                                since    January   1993;
Belleville, IL  62223                                  United States Senator of
                                                       Illinois  from  1981  to
                                                       1993.

John R. McKernan,  Jr. (50)   Trustee                  Chairman    and    Chief
P.O. Box 15213 Portland,                               Executive   Officer   of
ME 02110                                               McKernan     Enterprises
                                                       since    January   1995;
                                                       Governor  of Maine prior
                                                       thereto.

M.B. Oglesby, Jr. (56)        Trustee                  President    and   Chief
700 13th Street, N.W.                                  Executive       Officer,
Suite 400                                              Association  of American
Washington, D.C.20005                                  Railroads from June 1997
                                                       to  March   1998;   Vice
                                                       Chairman  of  Cassidy  &
                                                       Associates from February
                                                       1996   to   June   1997;
                                                       Senior Vice President of
                                                       RJR Nabisco,  Inc.  from
                                                       April  1989 to  February
                                                       1996;    Former   Deputy
                                                       Chief   of   Staff-White
                                                       House   from   1988   to
                                                       January 1989.

Michael Minikes* (53)         Trustee                  Senior Managing Director
245 Park Avenue               Chairman                 of  Bear  Stearns  since
New York, NY  10167                                    September 1985; Chairman
                                                       of BSFM  since  December
                                                       1997;  Treasurer of Bear
                                                       Stearns   since  January
                                                       1986;  Treasurer  of the
                                                       Bear  Stearns  Companies
                                                       Inc.   since   September
                                                       1985;  Director  of  the
                                                       Bear  Stearns  Companies
                                                       Inc. since October 1989.



                                      B -24-

Robert S. Reitzes (54)        President                President    of   Mutual
575 Lexington Avenue                                   Funds-   Bear    Stearns
New York, NY  10022                                    Asset   Management   and
                                                       Senior Managing Director
                                                       of  Bear  Stearns  since
                                                       March 1994;  Co-Director
                                                       of  Research  and Senior
                                                       Chemical Analyst of C.J.
                                                       Lawrence/Deutsche   Bank
                                                       Securities   Corp.  from
                                                       January  1991  to  March
                                                       1994.

Peter B. Fox (46)             Executive Vice           Founder, Fox Development
Three First National Plaza    President                Corp.,  1998;   Managing
Chicago, IL  60602                                     Director   -   Emeritus,
                                                       Bear    Stearns    since
                                                       February  1997;   Senior
                                                       Managing       Director,
                                                       Public   Finance,   Bear
                                                       Stearns   from  1987  to
                                                       1997.

William J. Montgoris (51)     Executive Vice           Chief Financial  Officer
245 Park Avenue               President                and   Chief    Operating
New York, NY  10167                                    Officer, Bear Stearns

Stephen A. Bornstein (55)      Vice President          Managing Director, Legal
575 Lexington Avenue                                   Department;      General
New York, NY  10022                                    Counsel,   Bear  Stearns
                                                       Asset Management.


Frank J.  Maresca  (39)       Vice President           Managing   Director   of
245 Park Avenue New York,     and Treasurer            Bear    Stearns    since
NY 10167                                               September  1994;   Chief
                                                       Executive   Officer  and
                                                       President  of BSFM since
                                                       December 1997; Associate
                                                       Director of Bear Stearns
                                                       from  September  1993 to
                                                       September   1994;   Vice
                                                       President     of    Bear
                                                       Stearns  from March 1992
                                                       to September 1993.

Donalda L. Fordyce (39)       Vice  President          Senior Managing Director
575 Lexington  Avenue                                  of  Bear  Stearns  since
New York, NY 10022                                     March  1996;  previously
                                                       Vice  President,   Asset
                                                       Management        Group,
                                                       Goldman  Sachs from 1986
                                                       to 1996.


Ellen T. Arthur (45)          Secretary                Associate   Director  of
575 Lexington Avenue                                   Bear    Stearns    since
New York, NY 10022                                     January 1996;  Secretary
                                                       of BSAM  since  December
                                                       1997; Senior Counsel and
                                                       Corporate Vice President
                                                       of PaineWebber Incorpora-
                                                       ted  from April 1989 to
                                                       September 1995.


Vincent L. Pereira (33)       Assistant  Treasurer     Associate   Director  of
245 Park Avenue New York,                              Bear    Stearns    since
NY 10167                                               September          1995;
                                                       Treasurer





                                     B -25-
                                                       and  Secretary  of  BSFM
                                                       since   December   1997;
                                                       Vice  President  of Bear
                                                       Stearns from May 1993 to
                                                       September          1995;
                                                       Assistant Vice President
                                                       of   Mitchell   Hutchins
                                                       Asset   Management  Inc.
                                                       from October 1992 to May
                                                       1993.

Christina  LaMastro  (28)     Assistant Secretary      Legal Assistant for Bear
575  Lexington  Avenue                                 Stearns  since May 1997;
New York,  NY 10022                                    Assistant  Secretary  of
                                                       BSAM   since    December
                                                       1997;         Compliance
                                                       Assistant   at  Reich  &
                                                       Tang  L.P.   from  April
                                                       1996 through April 1997;
                                                       Legal    Assistant    at
                                                       Fulbright   &   Jaworski
                                                       L.P.   from  April  1993
                                                       through April 1996.

         The Fund pays its non-affiliated Board members an annual retainer of $5,000 and a per meeting fee of $500 and reimburses them for their expenses. The Fund does not compensate its officers. The aggregate amount of compensation paid to each Board member by the Fund and by all other funds in the Bear Stearns Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the fiscal year ended March 31, 1998 is as follows:



            (1)               (2)                 (3)                  (4)                  (5)
       Name of Board       Aggregate          Pension or        Estimated Annual           Total
          Member          Compensation    Retirement Benefits     Benefits Upon      Compensation from
                           from Fund*     Accrued as Part of       Retirement          Fund and Fund
                                            Fund's Expenses                           Complex Paid to
                                                                                       Board Members

Peter M. Bren                $8,000              None                None              $20,000 (2)
Alan J. Dixon                $8,000              None                None               $8,000 (1)
John R. McKernan, Jr.        $8,000              None                None              $20,000 (2)
M.B. Oglesby, Jr.            $8,000              None                None              $20,000 (2)
Robert S. Reitzes**           None               None                None                None
Michael Minikes**             None               None                None                None


---------------------

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $8,600 for Board members of the Fund, as a group.


** Robert S Reitzes resigned as a Director to Funds effective September 8, 1997. Michael Minikes was appointed as replacement for Mr. Reitzes effective September 8, 1997.

         Board members and officers of the Fund, as a group, owned less than 1% of each Portfolio's shares outstanding on June 30, 1998.


         For so long as the Plan described in the section captioned "Management Arrangements--Distribution Plan" remains in effect, the Fund's Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Fund.

         No meetings of shareholders of the Fund will be held for the sole purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a


                                     B -26-

Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Fund's Agreement and Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

                             MANAGEMENT ARRANGEMENTS

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "Management of the Portfolio."

         Investment Advisory Agreement. BSAM provides investment advisory services to the Portfolio pursuant to the Investment Advisory Agreement (the "Agreement") dated as of September 8, 1997, with the Fund. The Agreement will remain in effect for two years from the date of execution and shall continue from year to year thereafter if it is approved by (i) the Fund's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSAM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable, as to the Portfolio, without penalty, on 60 days' notice, by the Fund's Board of Trustees or by vote of the holders of a majority of the Portfolio's shares, or, on not less than 90 days' notice, by BSAM. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         BSAM is a wholly owned subsidiary of The Bear Stearns Companies Inc. The following persons are directors and/or senior officers of BSAM: Mark A. Kurland, President, Chairman of the Board and Director; Robert S. Reitzes, Executive Vice President and Director; Donalda L. Fordyce, Vice President, Chief Operating Officer and Director; Ellen T. Arthur, Secretary; and Warren J. Spector and Robert M. Steinberg, Directors.


         As compensation for BSAM's advisory services, the Fund has agreed to pay BSAM a monthly fee at the annual rate of 0.60% of value of the Portfolio's average daily net assets. For the period from January 2, 1998 (commencement of investment operations) through March 31, 1998, the investment advisory fees payable amounted to $28,723. These amounts were waived pursuant to a voluntary undertaking by BSAM, resulting in no fees being paid by the Portfolio. In addition, the Adviser reimbursed $41,870 in order to maintain the voluntary expense limitation.

         Administration Agreement. BSFM provides certain administrative services to the Fund pursuant to the Administration Agreement dated February 22, 1995, as revised April 11, 1995, June 2, 1997, September 8, 1997 and February 4, 1998 with the Fund. The Administration Agreement will continue until February 22,
1999 and thereafter will be subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSFM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Portfolio's shares or upon not less than 90 days' notice by BSFM. The Administration Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         As compensation for BSFM's administrative services, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.15 of 1% of the Portfolio's average daily net assets. For the period from January 2, 1998.



                                     B -27-

(commencement   of   investment   operations)   through   March  31,   1998  the
administration fees payable amounted to $7,181.

         Administrative Services Agreement. PFPC provides certain administrative services to the Fund pursuant to the Administrative Services Agreement dated as of February 22, 1995, as revised, September 8, 1997 and February 4, 1998 with the Fund. The Administrative Services Agreement is terminable upon 60 days' notice by either the Fund or PFPC. PFPC may assign its rights or delegate its duties under the Administrative Services Agreement to any wholly-owned direct or indirect subsidiary of PNC Bank, National Association or PNC Bank Corp., provided that (i) PFPC gives the Fund 30 days' notice; (ii) the delegate (or assignee) agrees with PFPC and the Fund to comply with all relevant provisions of the 1940 Act; and (iii) PFPC and such delegate (or assignee) promptly provide information requested by the Fund in connection with such delegation.


         Distribution Plan. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board of Trustees has adopted a distribution plan (the "Distribution Plan") with respect to Class A, B and C shares. The Fund's Board of Trustees believes that there is a reasonable likelihood that the Distribution Plan will benefit the Portfolio and the holders of its Class A, B, and C shares.


         A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of a class of shares may bear pursuant to such Plan without approval of such effected shareholders and that other material amendments of the Distribution Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Distribution Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. In addition, because Class B shares automatically convert into Class A shares after eight years, the Fund is required by a Securities and Exchange Commission rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Distribution Plan that would materially increase the amount to be paid by Class A shareholders under such Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the 1940 Act), voting separately by class. The Distribution Plan and related agreements is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on such Plan. The Distribution Plan was approved on September 8, 1997. The Distribution Plan is terminable at any time, as to each class of the Portfolio, by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in the Plan agreements or by vote of holders of a majority of the relevant class' shares. A Plan agreement is terminable, as to each class of the Portfolio, without penalty, at any time, by such vote of the Trustees, upon not more than 60 days written notice to the parties to such agreement or by vote of the holders of a majority of the relevant class' shares. A Plan agreement will terminate automatically, as to the relevant class of the Portfolio, in the event of its assignment (as defined in the 1940 Act). For period from January 2, 1998 (commencement of investment operations) through March 31, 1998, the Portfolio paid Bear Stearns $8,354, $7,019 and $13,194, respectively, with respect to Class A, B and C shares under the Plan.



                                     B -28-

Of such amounts, the following amounts were paid as indicated for Class A, B and C shares of the Portfolio:

                                       Class A        Class B        Class C

Payments to Brokers or Dealers         $5,967          ----           ----

Payments to Underwriters               $2,387         $7,019         $13,194


         Shareholder Servicing Plan. The Fund has adopted a shareholder servicing plan on behalf of the Portfolio's Class A, B and C shares (the "Shareholder Servicing Plan"). In accordance with the Shareholder Servicing Plan, the Fund may enter into shareholder service agreements under which the Portfolio pays fees of up to 0.25% of the average daily net assets of Class A, B or C shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of the shares or their accounts or similar services not otherwise provided on behalf of the Portfolio.

         Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by BSAM. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Bear Stearns, BSAM or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a particular portfolio are charged against the assets of that portfolio; other expenses of the Fund are allocated among the portfolios on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each portfolio.

         Activities of BSAM and its Affiliates and Other Accounts Managed by BSAM. The involvement of BSAM, Bear Stearns and their affiliates in the management of, or their interests in, other accounts and other activities of BSAM and Bear Stearns may present conflicts of interest with respect to the Portfolio or limit the Portfolio's investment activities. BSAM, Bear Stearns and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Portfolio and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Portfolio. BSAM, Bear Stearns and its affiliates will not have any obligation to make available any accounts managed by them, for the benefit of the management of the Portfolio. The results of the Portfolio's investment activities, therefore, may differ from those of Bear Stearns and its affiliates and it is possible that the Portfolio could sustain losses during periods in which BSAM, Bear Stearns and its affiliates and other accounts achieve significant profits on their trading for proprietary and other accounts. From time to time, the Portfolio's activities may be limited because of regulatory restrictions applicable to Bear Stearns and its affiliates, and/or their internal policies designed to comply with such restrictions.



                                     B -29-

                        PURCHASE AND REDEMPTION OF SHARES

         The following information supplements and should be read in conjunction with the sections in the Portfolio's Prospectus entitled "How to Buy Shares" and "How to Redeem Shares."


         The Distributor. Bear Stearns serves as the Portfolio's distributor on a best efforts basis pursuant to an agreement dated as of February 22, 1995, as revised September 8, 1997 and February 4, 1998 which is renewable annually. For the period from December 29, 1997 (commencement of operations) through March 31, 1998, Bear Stearns received $155,705 from the sales loads on Class A shares and $0 and $0 from contingent deferred sales charges ("CDSC") on Class B and C shares. In some states, banks or other institutions effecting transactions in Portfolio shares may be required to register as dealers pursuant to state law.


         Purchase Order Delays. The effective date of a purchase order may be delayed if PFPC, the Portfolio's transfer agent, is unable to process the purchase order because of an interruption of services at its processing facilities. In such event, the purchase order would become effective at the purchase price next determined after such services are restored.


         Sales Loads - Class A. Set forth below is an example of the method of computing the offering price of the Class A shares of the Portfolio. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares on March 31, 1998.

Net Asset Value per Share                             $12.73
Per Share Sales Charge - 4.50%
         of offering price ($5.81%) of
         net asset value per share)                     0.60

Per Share Offering Price to                           $13.33
         the Public


         Redemption Commitment. The Portfolio has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred. Were the Portfolio to redeem securities in kind, it first would seek to distribute readily marketable securities.

         Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect Portfolio shareholders.

         Alternative Sales Arrangements - Class A, B, C and Y Shares. The availability of three classes of shares to individual investors permits an investor to choose the method of purchasing shares that is more beneficial to


                                     B -30-
the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Portfolio shares may receive different compensation with respect to one class of shares than the other. Bear Stearns will not accept any order of $500,000 or more of Class B shares or $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of a Portfolio instead. A fourth class of shares may be purchased only by certain institutional investors at net asset value per share (the "Class Y shares").

         The four classes of shares each represent an interest in the same Portfolio investments of a Portfolio. However, each class has different shareholder privileges and features. The net income attributable to Class B and C shares and the dividends payable on Class B and C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and C shares are subject.

         The methodology for calculating the net asset value, dividends and distributions of each Portfolio's Class A, B, C and Y shares recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Portfolio's total assets, and then equally to each outstanding share within a given class. Such general expenses include
(i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, (iv) fees to independent trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution Plan and Shareholder Servicing Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Portfolio as a whole.

         None of the instructions described elsewhere in the Prospectus or Statement of Additional Information for the purchase, redemption, reinvestment, exchange, or transfer of shares of a Portfolio, the selection of classes of shares, or the reinvestment of dividends apply to Class Y shares.


                        DETERMINATION OF NET ASSET VALUE

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "How to Buy Shares."


         Valuation of Portfolio Securities. Exchange traded securities, including covered call options written by the Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in



                                     B -31-
good faith by the Fund's Board of Trustees. Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.


         Substantially all debt securities (including short-term investments greater than 60 days but less than one year at time of purchase) are valued each business day by one or more independent pricing services (the "Service") approved by the Board. Securities valued by the Service that are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices and asked prices. Short-term investments with maturities of 60 days or less may be carried at amortized cost, which approximates value. Other investments valued by the Service are carried at fair value as determined by the Service, based on methods which include the consideration of the following: (i) yields or prices of securities of comparable quality, coupon, maturity and type; (ii) indications as to the values from dealers; and (iii) general market conditions. Investments not valued by the Service are valued at the average of the most recent bid and asked prices in the market in which such investments are primarily traded, or at the last sales price for securities traded primarily on an exchange or the national securities markets.


         Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees. The Board of Trustees will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Trustees generally will take the following factors into consideration: (i) restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased (this discount will be revised periodically by the Board of Trustees if the Trustees believe that it no longer reflects the value of the restricted securities); (ii) restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost; and (iii) any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.


         New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         The following information supplements and should be read in conjunction
with  the   section  in  the   Portfolio's   Prospectus   entitled   "Dividends,
Distributions and Taxes."


         The following is only a summary of certain additional federal income tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

         Qualification as a Regulated Investment Company. The Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Portfolio is not subject to federal income tax on the portion of its net investment income (i.e.,



                                    B -32-
taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, count toward satisfaction of the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

         In general, gain or loss recognized by the Portfolio on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation purchased by the Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation. In addition, under the rules of Code section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code section 1256 (unless a Portfolio elects otherwise), will generally be treated as ordinary income or loss.

         Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of the Portfolio's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Portfolio and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Portfolio on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where the Portfolio has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Portfolio's shareholders.



                                     B -33-

         In general, for purposes of determining whether capital gain or loss recognized by the Portfolio on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Portfolio as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Portfolio grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Portfolio grants an in-the-money qualified covered call option with respect thereto. In addition, a Portfolio may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by the Portfolio on the lapse of, or any gain or loss recognized by the Portfolio from a closing transaction with respect to, an option written by the Portfolio will be treated as a short-term capital gain or loss.

         Certain transactions that may be engaged in by the Portfolio (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Portfolio, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Portfolio that are not Section 1256 contracts.

         The Portfolio may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Portfolio invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Portfolio will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Portfolio receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, the Portfolio that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Portfolio will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Portfolio's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Portfolio included in income in previous years. The Portfolio's holding period with respect to its PFIC stock subject to the election will commence on the first day of the next taxable year. If the Portfolio makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

         Finally, if the Portfolio does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Portfolio upon the sale or other disposition of its interest


                                     B -34-
in the PFIC or any "excess distribution" (as defined) received by the Portfolio from the PFIC will be allocated ratably over the Portfolio's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Portfolio's gross income for such year as ordinary income (and the distribution of such portion by the Portfolio to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Portfolio level), (3) the Portfolio shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Portfolio to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Portfolio thereon) will again be taxable to the shareholders as an ordinary income dividend.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.


         In addition to satisfying the requirements described above, the Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

         If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to a tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.


         Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or



                                     B -35-

December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.


         For purposes of the excise tax, a regulated  investment  company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

         Portfolio Distributions. The Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below.

         The Portfolio may either retain or distribute to shareholders its net capital gain for each taxable year. The Portfolio currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Portfolio prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon the Portfolio's disposition of domestic "small business" stock will be subject to tax.


         Conversely, if the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.


         Ordinary income dividends paid by the Portfolio with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Portfolio from domestic corporations for the taxable year. A dividend received by the Portfolio will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Portfolio has held for less than 46



                                     B -36-
days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code section 246(c)(3)and (4) any period during which the Portfolio has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Portfolio or (2) by application of Code section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Portfolio into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

         Investment income that may be received by the Portfolio from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries is not known.

         Distributions by the Portfolio that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by the Portfolio will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional Portfolio shares or shares of another portfolio (or another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Portfolio reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Portfolio, distributions of such amounts will be taxable to the shareholder in the manner described above, although they economically constitute a return of capital to the shareholder.


                                     B -37-

         Ordinarily, shareholders are required to take distributions by the Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.


         The Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number , (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income , or (3) who has failed to certify to the Portfolio that it is not subject to backup withholding or that it is an exempt recipient (such as a corporation).

         Sale or Redemption of Shares. A shareholder will recognize gain or loss on the sale or redemption of shares of the Portfolio in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Portfolio within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Portfolio will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long-term capital gains recognized by an individual shareholder will be taxed at the lowest rate applicable to capital gains if the holder has held such shares for more than 18 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.


         If a shareholder (1) incurs a sales load in acquiring shares of the Portfolio,(2) disposes of such shares less than 91 days after they are acquired, and (3) subsequently acquires shares of the Portfolio or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

         Foreign Shareholders. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from the Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Portfolio,


                                     B -38-
capital gain dividends, and amounts retained by the Portfolio that are designated as undistributed capital gains.

         If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign noncorporate shareholders, the Portfolio may be required to withhold U.S. federal income tax at the rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Portfolio with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign taxes.


         Effect of Future Legislation; State and Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect .

         Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.


                             PORTFOLIO TRANSACTIONS

         BSAM assumes general supervision over placing orders on behalf of the Portfolio for the purchase or sale of investment securities. Purchases and sales of portfolio securities usually are principal transactions. Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or a market maker for the securities. Usually no brokerage commissions are paid by the Portfolio for such purchases. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter and the purchase price paid to market makers for the securities may include the spread between the bid and asked price. Portfolio transactions are allocated to various dealers by its portfolio managers in their best judgment.


         Portfolio turnover may vary from year to year as well as within a year. BSAM expects that the turnover on the securities held in the Portfolio generally will not exceed 150% in any one year. The Portfolio turnover rate for the period December 29, 1997 (commencement of operations) through March 31, 1998 was 139.61%. This portfolio turnover rate is significantly higher than the portfolio turnover rates of other mutual funds that invest in equity securities. A higher portfolio turnover rate means that the Portfolio will incur substantially higher brokerage costs and may realize a greater amount of short-term capital gains or losses.


         To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Securities and Exchange Commission thereunder, the Board of Trustees has determined that transactions for the Portfolio may be executed through Bear Stearns if, in the judgment of BSAM,


                                     B -38-
the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, Bear Stearns charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under rules adopted by the Securities and Exchange Commission, Bear Stearns may directly execute such transactions for the Portfolio on the floor of any national securities exchange, provided (i) on the Board of Trustees has expressly authorized Bear Stearns to effect such transactions, and (ii) Bear Stearns annually advises the Board of Trustees of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.


                                     B -39-

                             PERFORMANCE INFORMATION

         The following information supplements and should be read in conjunction
with  the  section  in  the   Portfolio's   Prospectus   entitled   "Performance
Information."

         Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B the maximum applicable CDSC has been paid upon redemption at the end of the period.

         Total return is calculated by subtracting the amount of the Portfolio's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B and C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B and C shares, which, if reflected would reduce the performance quoted.


         No Average Annual Returns for this Portfolio. The total return for Class A (at maximum offering price) for the fiscal year ended March 31, 1998 was 3.39%. Based on net asset value per share, the total return for Class A was 8.30% for this period. The total return for Class B and C was 8.13% and 8.13%, respectively. (With CDSC, the total return for Class B and C was 3.13% and 7.13%, respectively).



                                 CODE OF ETHICS

         The Fund, on behalf of the Portfolio, has adopted an amended and restated Code of Ethics (the "Code of Ethics"), which established standards by which certain access persons of the Fund must abide relating to personal securities trading conduct. Under the Code of Ethics, access persons which include, among others, trustees and officers of the Fund and employees of the Fund and BSAM, are prohibited from engaging in certain conduct, including: (1) the purchase or sale of any security being purchased or sold, or being considered for purchase or sale, by the Portfolio, without prior approval by the Fund or without the applicability of certain exemptions; (2) the recommendation of a securities transaction without disclosing his or her interest in the security or issuer of the security; (3) the commission of fraud in connection with the purchase or sale of a security held by or to be acquired by the Portfolio; (4) the purchase of any securities in an initial public offering or private placement transaction eligible for purchase or sale by the Portfolio without prior approval by the Fund; and (5) the acceptance of gifts more than a de minimus value from those doing business with or on behalf of the Portfolio. Certain transactions are exempt from item (1) of the previous sentence, including: (1) purchases or sales on the accounts of an access person that are not under the control of or that are non-volitional with respect to that person;
(2) purchases or sales of securities not eligible


                                     B -41-
for purchase or sale by the Portfolio; (3) purchases or sales relating to rights issued by an issuer pro rata to all holders of a class of its securities; and
(4) any securities transactions, or series of related transactions, involving 500 or fewer shares of an issuer having a market capitalization greater than $1 billion.

         The Code of Ethics specifies that access persons shall place the interests of the shareholders of the Portfolio first, shall avoid potential or actual conflicts of interest with the Portfolio, and shall not take unfair advantage of their relationship with the Portfolio. Under certain circumstances, the Adviser to the Portfolio may aggregate or bunch trades with other clients provided that no client is materially disadvantaged. Access persons are required by the Code of Ethics to file quarterly reports of personal securities investment transactions. However, an access person is not required to report a transaction over which he or she had no control. Furthermore, a trustee of the Fund who is not an "interested person" (as defined in the Investment Company
Act) of the Fund is not required to report a transaction if such person did not know or, in the ordinary course of his duties as a Trustee of the Fund, should have known, at the time of the transaction, that, within a 15 day period before or after such transaction, the security that such person purchased or sold was either purchased or sold, or was being considered for purchase or sale, by the Portfolio. The Code of Ethics specifies that certain designated supervisory persons and/or designated compliance officers shall supervise implementation and enforcement of the Code of Ethics and shall, at their sole discretion, grant or deny approval of transactions required by the Code of Ethics.


                           INFORMATION ABOUT THE FUND

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "General Information."

         Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.


         The Fund will send annual and semi-annual financial statements to all its shareholders. As of July 28, 1998 the following shareholders owned, directly or indirectly, 5% or more of the indicated class of the Portfolio's outstanding shares.


                                               Percent of Class A
Name and Address                               Shares Outstanding
----------------                               ------------------

Bear Stearns Securities Corp.                   6.0%
FBO 033-317-82-18
One Metrotech Center North
Brooklyn, NY  11201-3859

Bear Stearns Securities Corp.                 14.4%
FBO 220-23312-17
One Metrotech Center North
Brooklyn, NY  11201-3859

Bear Stearns Securities Corp.                  5.2%
FBP 81661-12
One Metrotech Center North
Brooklyn, NY  11201-3859



                                     B -42-

                                               Percent of Class C
                                               Shares Outstanding

Bear Stearns Securities Corp.                  10.2%
FBO 720-57204
One Metrotech Center North
Brooklyn, NY  11201-3859


           CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                            AND INDEPENDENT AUDITORS

         Custodial Trust Company ("CTC"), 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the Portfolio's custodian. Under the custody agreement with the Portfolio, CTC holds the Portfolio's securities and keeps all necessary accounts and records. For its services, CTC receives an annual fee of the greater of .015% of the value of the domestic assets held in custody or $5,000, such fee to be payable monthly based upon the total market value of such assets, as determined on the last business day of the month. In addition, CTC receives certain securities transactions charges which are payable monthly. PFPC, Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Portfolio's transfer agent, dividend disbursing agent and registrar. Neither CTC nor PFPC has any part in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

         Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022, as counsel for the Fund, provided legal advice as to certain legal matters regarding the shares of beneficial interest being sold pursuant to the Portfolio's Prospectus.

         Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1434, independent auditors, have been selected as auditors of the Fund.



                              FINANCIAL STATEMENTS

         The Portfolio's Annual Report to Shareholders for the period ended March 31, 1998 is a separate document supplied with this Statement of Additional Information, and the financial statements and accompanying notes appearing therein are incorporated by reference into this Statement of Additional Information.



                                     B -43-

                                                                     Rule 497(c)
                                                       Registration No. 33-84842


                             THE BEAR STEARNS FUNDS
                          PRIME MONEY MARKET PORTFOLIO
                                     CLASS Y


                       STATEMENT OF ADDITIONAL INFORMATION
                                  July 28, 1998

         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current relevant Prospectus dated July 28, 1998 of the Prime Money Market Portfolio (the "Portfolio") of The Bear Stearns Funds (the "Fund"), as each may be revised from time to time. To obtain a free copy of such Prospectus, please write to the Fund at PFPC Inc. ("PFPC"), Attention: The Prime Money Market Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960, call 1-800-447-1139 or call Bear, Stearns & Co. Inc. ("Bear Stearns") at 1-800-766-4111.

         Bear Sterns Asset management Inc. ("BSAM"), a wholly-owned subsidiary of the Bear Stearns Companies Inc., serves as the Portfolio's investment adviser. BSAM is also referred to herein as the "Adviser." Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., is the Administrator of the Portfolio. Bear, Stearns & Co. Inc. ("Bear Stearns"), an affiliate of BSAM, serves as the Portfolio's distributor . Bear Stearns is also referred to herein as the "Distributor."



                                TABLE OF CONTENTS
                                                                         Page


Investment Objective and Management Policies........................     B-2
Additional Purchase and Redemption Information......................     B-8
Determination of Net Asset Value....................................     B-9
Management of the Fund..............................................     B-11
Management Arrangements.............................................     B-15
Purchase and Redemption of Shares...................................     B-17
Dividends, Distributions and Taxes..................................     B-17
Dividends...........................................................     B- 23
Additional Yield Information........................................     B- 24
Information About the Fund..........................................     B- 25
Custodian, Transfer and Dividend Disbursing Agent,
  Counsel and Independent Auditors..................................     B- 26
Financial Statements................................................     B 26
Appendix............................................................     B- 27

                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

         As stated in the Portfolio's Prospectus, the investment objective of the Portfolio is to seek to provide liquidity and current income consistent with stability of principal. The following policies supplement the description of the Portfolio's investment objective and policies in the Prospectus.

PORTFOLIO TRANSACTIONS

         Subject to the general control of the Fund's Board of Trustees, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Portfolio. The
Adviser purchases portfolio securities for the Portfolio either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually without brokerage commissions. In making portfolio investments, the Adviser seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one dealer are comparable, the Adviser may, in its discretion, effect transactions in portfolio securities with dealers who provide the Fund with research advice or other services.

         The Adviser may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Portfolio prior to their maturity at their original costs plus interest (interest may sometimes be adjusted to reflect the actual maturity of the securities) if the Adviser believes that the Portfolio's anticipated need for liquidity makes such action desirable. Certain dealers (but not issuers) have charged and may in the future charge a higher price for commercial paper where they undertake to repurchase prior to maturity. The payment of a higher price in order to obtain such an undertaking reduces the yield which might otherwise be received by the Portfolio on the commercial paper. The Fund's Board of Trustees has authorized the Adviser to pay a higher price for commercial paper where it secures such an undertaking if the Adviser believes that the prepayment privilege is desirable to assure the Portfolio's liquidity and such an undertaking cannot otherwise be obtained.

         Investment decisions for the Portfolio are made independently from those for another of the Fund's portfolios or other investment company portfolios or accounts advised by the Adviser. Such other portfolios may also invest in the same securities as the Portfolio. When purchases or sales of the same security are made at substantially the same time on behalf of such other portfolios, transactions are averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each portfolio, including the Portfolio. In some instances, this investment procedure may adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other portfolios in order to obtain best execution.

         The Portfolio will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase agreements with Bear Sterns or the Adviser or any affiliated person (as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of any of them, except to the extent permitted by the Securities and Exchange Commission (the "SEC"). In addition, with respect to such transactions, securities, deposits and agreements, the Portfolio will not give preference to Service Organizations with which the Portfolio enters into agreements.

         The Portfolio may seek profits through short-term trading. The Portfolio's annual portfolio turnover will be relatively high, but brokerage commissions are normally not paid on money market instruments and the Portfolio turnover is not expected to have a material effect on its net income. The Portfolio's turnover rate is expected to be zero for regulatory reporting purposes.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

         With respect to the variable rate notes and variable rate demand notes described in the Prospectus, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issues of such notes and will continuously monitor their financial ability to meet payment obligations when due.

         The repurchase price under the repurchase agreements described in the Portfolio's Prospectus generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The collateral underlying each repurchase agreement entered into by the Portfolio will consist entirely of direct obligations of the U.S. Government and obligations issued or guaranteed by U.S. Government agencies or Government sponsored enterprises. Securities subject to repurchase agreements will be held by the Fund Custodian, sub-custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

         As stated in the  Portfolio's  Prospectus,  the  Portfolio may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Portfolio agrees to purchase when-issued securities, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio subsequently may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Portfolio will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Portfolio's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets. When the Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective. The Portfolio reserves the right to sell these securities before the settlement date if it is deemed advisable.

         Examples of the types of U.S. Government obligations that may be held by the Portfolio include, in addition to U.S. Treasury Bills, the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks,
Federal Farm Credit Banks, Maritime Administration, Resolution Trust Corporation, Tennessee Valley Authority, U.S. Postal Service, and Washington D.C. Armory Board.

         For purposes of the Portfolio's investment policies with respect to obligations of issuers in the banking industry, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. The Portfolio's investments in the obligations of foreign branches of U.S. banks and foreign banks and other foreign issues may subject the Portfolio to investment risks that are different in some respects from those of investment in obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible seizure of nationalization of foreign deposits, the possible establishment of exchange controls of the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and foreign issuers generally are subject to different accounting, auditing, reporting and record keeping standards than those applicable to U.S. issuers. The Portfolio will acquire securities issued by foreign branches of U.S. banks or foreign issuers only when the Adviser believes that the risks associated with such instruments are minimal.

         Among the bank obligations in which the Portfolio may invest are notes issued by banks. These notes, which are exempt from registration under federal securities laws, are not deposits of the banks and are not insured by the Federal Deposit Insurance Corporation or any other insurer. Holders of notes rank on a par with other unsecured and unsubordinated creditors of the banks. Notes may be sold at par or sold on a discount basis and may bear fixed or floating rates of interest.

         The Portfolio may invest in asset-backed and receivable-backed securities. Several types of asset-backed and receivable-backed securities have been offered to investors, including interests in pools of credit card receivables and motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on those securities are passed through to certificate holders. In addition, asset-backed securities often carry credit protection in the form of extra collateral, subordinate certificates, cash reserve accounts and other enhancements. An investor's return on these securities may be affected by early prepayment of principal on the underlying receivables or sales contracts. Any asset-backed or receivable-backed securities held by the Portfolio must comply with the portfolio maturity and quality requirements contained in Rule 2a-7 under the 1940 Act. The Portfolio will monitor the performance of these investments and will not acquire any such securities unless rated in the highest rating category by at least two nationally-recognized statistical rating organizations ("NRSROs").

         The Portfolio may invest in obligations issued by state and local governmental entities. Municipal securities are issued by various public entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are considered to be municipal securities and may be purchased by the Portfolio. Dividends paid by the Portfolio that are derived from interest on such municipal securities would be taxable to the Portfolio's investors for federal income tax purposes.

         The SEC has adopted Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), that allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         The Adviser will monitor the liquidity of restricted and other illiquid securities under the supervision of the Board of Trustees. In reaching liquidity decisions with respect to Rule 144A securities, the Adviser will consider, inter alia, the following factors: (1) the unregistered nature of a Rule 144A security, (2) the frequency of trades and quotes for a Rule 144A security, (3) the number of dealers wishing to purchase or sell the Rule 144A security and the number of other potential purchasers, (4) dealer undertakings to make a market in the Rule 144A security, (5) the trading markets for the Rule 144A security, and (6) the nature of the Rule 144A security and the nature of marketplace trades (e.g., the time needed to dispose of the Rule 144A security, the method of soliciting offers, and the mechanics of the transfer).

         The Appendix to this Statement of Additional Information contains a description of the relevant rating symbols used by NRSROs for commercial obligations that may be purchased by the Portfolio.

         The Portfolio may invest in mortgage-backed securities issued by U.S. Government agencies or U.S. Government-sponsored enterprises consisting of mortgage pass-through securities or collateralized mortgage obligations ("CMO's"). Mortgage pass-through securities in which the Portfolio may invest represent a partial ownership interest in a pool of residential mortgage loans and are issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively referred to as "Mortgage Assets"). CMOs in which the Portfolio may invest are issued by GNMA, FNMA and FHLMC. In a CMO, a series of bonds or certificates are usually issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a state maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly, or semiannual basis. The Portfolio expects that mortgage-backed securities will only be purchased in connection with repurchase transactions.

INVESTMENT RESTRICTIONS

         The Portfolio's Prospectus summarizes certain investment limitations that may not be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares (as defined below under "Miscellaneous"). Investment limitations numbered 1 through 8 may not be changed without such a vote of shareholders; investment limitations lettered a through f may be changed by a vote of the Trust's Board of Trustees at any time.

         The Portfolio may not:

         1. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except that (a) the Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Portfolio may borrow money as authorized by the 1940 Act.

         2. Purchase securities of any one issuer if as a result more than 5% of the value the Portfolio's assets would be invested in the securities of such issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% limitation and provided that there is no limitation with respect to investments in U.S. Government securities and domestic bank instruments.

         3. Borrow money, except that the Portfolio may (i) borrow money for temporary or emergency purposes from banks or, subject to specific authorization by the SEC, from funds advised by the Adviser to an affiliate of the Adviser, and (ii) engage in reverse repurchase agreements; provided that (i) and (ii) in combination do not exceed one-third of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings).

         4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Government securities or in bank instruments issued by domestic banks.

         5. Make loans, except that the Portfolio may (i) purchase or hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements for securities, (iii) subject to specific authorization by the SEC, lend money to other funds advised by the Adviser or an affiliate of the Adviser.

         6. Act as an underwriter of securities, except insofar as the Portfolio may be deemed an underwriter under applicable securities laws in selling portfolio securities.

         7. Purchase or sell real estate or real estate limited partnerships, provided that the Portfolio may purchase securities of issuers which invest in real estate or interests therein.

         8. Purchase or sell commodities contracts, or invest in oil, gas or mineral exploration or development programs or in mineral leases.

         The following restrictions are non-fundamental, and may be changed by the Board of Trustees without the approval of shareholders.

         The Portfolio may not:

         a. Knowingly invest more than 10% of the value of the Portfolio's assets in securities that may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations.

         b. Purchase securities on margin, make short sales of securities, or maintain a short position.

         c. Write or sell puts, calls, straddles, spreads or combinations thereof.

         d.  Purchase  securities  of  other  investment   companies  except  as
permitted under the 1940 Act or in connection with a merger, consolidation, acquisition, or reorganization.

         e. Invest in warrants.

         f. Make additional investments when borrowings exceed 5% of Portfolio assets.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

IN GENERAL

         Information on how to purchase and redeem the Portfolio's shares is included in the Prospectus. The issuance of shares is recorded on the Portfolio's books, and share certificates are not issued.

         The regulations of the Comptroller of the Currency (the "Comptroller") provide that funds held in a fiduciary capacity by a national bank approved by the Comptroller to exercise fiduciary powers must be invested in accordance with the instrument establishing the fiduciary relationship and local law. The Fund believes that the purchase of Prime Money Market Portfolio shares by such national banks acting on behalf of their fiduciary accounts is not contrary to applicable regulations if consistent with the particular account and proper under the law governing the administration of the account.

           Under the 1940 Act, the Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange ("NYSE") is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.) In addition, the Portfolio may redeem shares involuntarily in certain other instances if the Board of Trustees determines that failure to redeem may have material, adverse consequences to the Portfolio's investors in general. The Portfolio is obligated to redeem shares solely in cash up to $250,000 or 1% of such Fund's net asset value, whichever is less, for any one investor within a 90-day period. Any redemption beyond this amount will also be in cash unless the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable. In such a case, the Portfolio may make payment wholly or partly in readily marketable securities or other property, valued in the same way the Portfolio determines net asset value. See "Net Asset Value" below for an example of when such redemption or form of payment might be appropriate. Redemption in kind is not as liquid as a cash redemption. Investors who receive a redemption in kind may incur transaction costs, if they sell such securities or property, and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

             Any institution purchasing shares on behalf of separate accounts will be required to hold the shares in a single nominee name (a "Master Account"). Institutions investing in more than one of the Fund's portfolios or classes of shares must maintain a separate Master Account for each portfolio's class of shares. Sub-accounts may be established by name or number either when the Master Account is opened or later.

DETERMINATION OF NET ASSET VALUE

         The Portfolio's net asset value per share is calculated separately for each class by dividing the total value of the assets belonging to the Portfolio attributable to a class, less the value of any class-specific liabilities charged to the Portfolio by the total number of the Portfolio's shares of that class outstanding. "Assets belonging to" the Portfolio consist of the consideration received upon the issuance of Portfolio shares together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of the Fund not belonging to a particular Portfolio. Assets belonging to the Portfolio are charged with the direct liabilities of the Portfolio and with a share of the general liabilities of the Fund allocated on a daily basis in proportion to the relative net assets of the Portfolio and the Fund's other portfolios. Determinations made in good faith and in accordance with generally accepted accounting principles by the Board of Trustees as to the allocation of any assets or liabilities with respect to the Portfolio are conclusive.

         As stated in the Prospectus, in computing the net asset value of its shares for purposes of sales and redemptions, the Portfolio uses the amortized cost method of valuation. Under this method, the Portfolio values each of its portfolio securities at cost on the date of purchase and thereafter assumes a constant proportionate amortization of any discount or premium until maturity of the security. As a result, the value of the portfolio security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method seems to provide certainty in portfolio valuation, it may result in valuations of the Portfolio's securities which are higher or lower than the market value of such securities.

         In connection with its use of amortized cost valuation, the Portfolio limits the dollar-weighted average maturity of its portfolio to not more than 90 days and does not purchase any instrument with a remaining maturity of more than thirteen months (397 days) (with certain exceptions). The Fund's Board of Trustees has also established procedures pursuant to rules promulgated by the SEC that are intended to stabilize the Portfolio's net asset value per share for purposes of sales and redemptions at $1.00. Such procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which the Portfolio's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will consider promptly what action, if any, should be initiated. If the Board believes that the amount of any deviation from the Portfolio's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the Portfolio's average portfolio maturity, redeeming shares in kind, reducing or withholding dividends, or utilizing a net asset value per share determined by using available market quotations.

                             MANAGEMENT OF THE FUND

         Trustees and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

NAME AND ADDRESS                                      PRINCIPAL OCCUPATION
   (AND AGE)               POSITION WITH FUND        DURING PAST FIVE YEARS
   ---------               ------------------        ----------------------


Peter M. Bren (64)         Trustee                President  of  The  Bren  Co.,
126 East 56th Street                              since 1969; President of Koll,
New York, NY  10021                               Bren   Realty   Advisors   and
                                                  Senior   Partner  for  Lincoln
                                                  Properties prior thereto.

Alan J. Dixon* (70)        Trustee                Partner of Bryan  Cave,  a law
7535 Claymont Court                               firm   in  St.   Louis   since
Apt. #2                                           January  1993;  United  States
Belleville, IL  62223                             Senator of Illinois from  1981
                                                  to 1993.

John R. McKernan, Jr. (50) Trustee                Chairman  and Chief  Executive
P.O. Box 15213                                    Officer      of       McKernan
Portland,  ME 02110                               Enterprises    since   January
                                                  1995;  Governor of Maine prior
                                                  thereto.


M.B. Oglesby, Jr. (56)     Trustee                President and Chief  Executive
700 13th Street, N.W.                             Officer,     Association    of
Suite 400                                         American  Railroads  from June
Washington, D.C. 20005                            1997  to  March   1998;   Vice
                                                  Chairman    of    Cassidy    &
                                                  Associates  from February 1996
                                                  to  June  1997;   Senior  Vice
                                                  President of RJR Nabisco, Inc.
                                                  from  April  1989 to  February
                                                  1996;  Former  Deputy Chief of
                                                  Staff-White House from 1988 to
                                                  January 1989.

NAME AND ADDRESS                                      PRINCIPAL OCCUPATION
   (AND AGE)               POSITION WITH FUND        DURING PAST FIVE YEARS
   ---------               ------------------        ----------------------

Robert S. Reitzes* (54)    President              President of Mutual Funds-Bear
575 Lexington Avenue                              Stearns Asset  Management  and
New York, NY  10022                               Senior  Managing  Director  of
                                                  Bear Stearns since March 1994;
                                                  Co-Director  of  Research  and
                                                  Senior  Chemical   Analyst  of
                                                  C.J.   Lawrence/Deutsche  Bank
                                                  Securities  Corp. from January
                                                  1991 to March 1994.

Peter Fox (46)
Three First National Plaza Executive Vice         Founder,    Fox    Development
Chicago, IL  60602         President              Corp., 1998; Managing Director
                                                  - Emeritus, Bear Stearns since
                                                  February 1997; Senior Managing
                                                  Director, Public Finance, Bear
                                                  Stearns from 1987 to 1997.

William J. Montgoris (51)  Executive Vice         Chief  Financial  Officer  and
245 Park Avenue            President              Chief Operating Officer,  Bear
New York, NY  10167                               Stearns.

Stephen A. Bornstein (55)
575 Lexington Avenue       Vice President         Managing    Director,    Legal
New York, NY 10022                                Department;  General  Counsel,
                                                  Bear Stearns Asset Management.

Frank J. Maresca (39)      Vice President         Managing   Director   of  Bear
and Treasurer                                     Stearns since  September 1994;
245 Park Avenue                                   Chief  Executive  Officer  and
New York, NY  10167                               President    of   BSFM   since
                                                  December    1997;    Associate
                                                  Director of Bear  Stearns from
                                                  September  1993  to  September
                                                  1994;  Vice  President of Bear
                                                  Stearns  from  March  1992  to
                                                  September 1993.

NAME AND ADDRESS                                      PRINCIPAL OCCUPATION
   (AND AGE)               POSITION WITH FUND        DURING PAST FIVE YEARS
   ---------               ------------------        ----------------------


Donalda L. Fordyce (39)    Vice President         Senior  Managing  Director  of
575 Lexington  Avenue                             Bear Stearns Asset Management
New York, NY 10022                                since  March, 1996; previously
                                                  Vice   President,  Asset
                                                  Management Group, Goldman,
                                                  Sachs  from 1988 to 1996.

Ellen T. Arthur (48)       Secretary              Associate   Director  of  Bear
575 Lexington Avenue                              Stearns  since  January  1996;
New York, NY  10022                               Senior Counsel and Corporate
                                                  Vice  President of PaineWebber
                                                  Incorporated from April  1989
                                                  to  September 1995.

Vincent L. Pereira (33)    Assistant              Associate   Director  of  Bear
245 Park Avenue            Treasurer              Stearns since  September 1995;
New York, NY  10167                               Vice President of Bear Stearns
                                                  from May  1993 to  September
                                                  1995; Assistant Vice President
                                                  of  Mitchell  Hutchins   Asset
                                                  Management  Inc.  from October
                                                  1992 to May 1993.

Christina  LaMastro  (28)  Assistant              Legal    Assistant   of   Bear
575  Lexington  Avenue     Secretary              Stearns    since   May   1997;
New York,  NY 10022                               Assistant  Secretary  of  BSAM
                                                  since      December      1997;
                                                  Compliance  Assistant at Reich
                                                  & Tang L.P.  from  April  1996
                                                  through   April  1997;   Legal
                                                  Assistant   at   Fulbright   &
                                                  Jaworski  L.P. from April 1993
                                                  through April 1996.

         The Fund pays its non-affiliated Board members an annual retainer of $5,000 and a per meeting fee of $500 and reimburses them for their expenses. The Fund does not compensate its officers. The aggregate amount of compensation paid to each Board member by the Fund and by all other funds in the Bear Stearns Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the fiscal year ended March 31, 1998 is as follows:



            (1)                       (2)                      (3)                       (4)                       (5)
                                                                                                                  Total
                                                           Pension or                                       Compensation from
                                   Aggregate           Retirement Benefits        Estimated Annual            Fund and Fund
       Name of Board              Compensation         Accrued as Part of           Benefits Upon            Complex Paid to

          Member                   from Fund*            Fund's Expenses             Retirement               Board Members
          ------                   ----------            ---------------             ----------               -------------
Peter M. Bren                       $8,000                   None                      None                     $20,000
Alan J. Dixon                       $8,000                   None                      None                      $8,000
John R. McKernan, Jr.               $8,000                   None                      None                     $20,000
M.B. Oglesby, Jr.                   $8,000                   None                      None                     $20,000
Robert S. Reitzes**                  None                    None                      None                      None
Michael Minkes**                     None                    None                      None                      None



---------------------

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to approximately $8,600 for Board members of the Fund, as a group.

** Robert S. Reitzes resigned as a Director to Funds effective September 8, 1997. Michael Minikes was appointed as replacement for Mr. Retizes effective September 8, 1997.

         Board members and officers of the Fund, as a group, owned less than 1% of the Portfolio's shares outstanding on June 30, 1998.


         For so long as the Plan described in the section captioned "Management Arrangements--Distribution and Shareholder Servicing Plan" remains in effect, the Fund's Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Fund.

         No meetings of shareholders of the Fund will be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Fund's Agreement and Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

                             MANAGEMENT ARRANGEMENTS

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "Management of the Fund."


         Investment Advisory Agreement. BSAM provides investment advisory services to the Portfolio pursuant to the Investment Advisory Agreement (the "Agreement") dated as of June 2, 1997, with the Fund. The Agreement will remain in effect for two years from the date of execution and shall continue from year to year thereafter if it is approved by (i) the Fund's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSAM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable, as to the Portfolio, without penalty, on 60 days' notice, by the Fund's Board of Trustees or by vote of the holders of a majority of the Portfolio's shares, or, on not less than 90 days' notice, by BSAM. As to the Portfolio, the Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         BSAM is a wholly owned subsidiary of The Bear Stearns Companies Inc. The following persons are directors and/or senior officers of BSAM: Mark A. Kurland, President, Chairman of the Board and Director; Robert S. Reitzes, Executive Vice President and Director; Frank J. Maresca, Executive Vice
President; Donalda L. Fordyce, Vice President, Chief Operating Officer and Director; Ellen T. Arthur, Secretary; Warren J. Spector and Robert M. Steinberg, Directors.

         As compensation for BSAM's advisory services, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.20% of value of the Portfolio's average daily net assets.

         Administration Agreement. BSFM provides certain administrative services to the Fund pursuant to the Administration Agreement dated as of June 2, 1997 as revised September 8, 1997 and February 4, 1998, with the Fund. The Administration Agreement will continue until June 2, 1999 and thereafter will be subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSFM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Portfolio's shares or upon not less than 90 days' notice by BSFM. The Administration Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         As compensation for BSFM's administrative services, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.05 of 1% of the Portfolio's average daily net assets.


         Administrative Services Agreement. PFPC provides certain administrative services to the Fund pursuant to the Administrative Services Agreement dated as of June 2, 1997, as revised September 8, 1997 and February 4, 1998 with the Fund. The Administrative Services Agreement is terminable upon 60 days' notice by either the Fund or PFPC. PFPC may assign its rights or delegate its duties under the Administrative Services Agreement to any wholly-owned direct or indirect subsidiary of PNC Bank, National Association or PNC Bank Corp., provided that (i) PFPC gives the Fund 30 days' notice; (ii) the delegate (or assignee) agrees with PFPC and the Fund to comply with all relevant provisions of the 1940 Act; and (iii) PFPC and such delegate (or assignee) promptly provide information requested by the Fund in connection with such delegation.


         As compensation for PFPC's administrative services, the Fund has agreed to pay PFPC a monthly fee at the rate set forth in the Portfolio's Prospectus.

         Expense  Limitation.  BSFM has  voluntarily  undertaken  to  waive  its investment advisory fee and assume certain expenses of the Portfolio, extraordinary items, interest and taxes to the extent Total Portfolio Operating Expenses exceed 0.20% of Class Y's average daily net assets. Such waivers and expense reimbursement may be discontinued at any time upon notice to the shareholder.


         Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by BSAM. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Bear Stearns, BSAM or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a particular portfolio are charged against the assets of that portfolio; other expenses of the Fund are allocated among the portfolios on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each portfolio.


                        PURCHASE AND REDEMPTION OF SHARES

         The following information supplements and should be read in conjunction with the sections in the Portfolio's Prospectus entitled "How to Buy Shares" and "How to Redeem Shares."

         The Distributor. Bear Stearns serves as the Portfolio's distributor on a best efforts basis pursuant to an agreement dated as of June 2, 1997 which is renewable annually. In some states, banks or other institutions effecting transactions in Portfolio shares may be required to register as dealers pursuant to state law.

         Purchase Order Delays. The effective date of a purchase order may be delayed if PFPC, the Portfolio's transfer agent, is unable to process the purchase order because of an interruption of services at its processing facilities. In such event, the purchase order would become effective at the purchase price next determined after such services are restored.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         The following information supplements and should be read in conjunction
with  the   section  in  the   Portfolio's   Prospectus   entitled   "Dividends,
Distributions and Taxes."


         The following is only a summary of certain additional federal income tax considerations generally affecting the Portfolio and its investors that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its investors, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

         Qualification as a Regulated Investment Company. The Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to investors, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, count toward satisfaction of the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

         In general, gain or loss recognized by the Portfolio on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

         In addition to satisfying the requirements described above, the Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses. For purposes of asset diversification testing, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. government securities.

         If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to a tax at regular corporate rates without any deduction for distributions to investors, and such distributions will be taxable to the investors as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction in the case of corporate investors.

         Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated  investment  company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

         Portfolio Distributions. The Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to investors as ordinary income and treated as dividends for federal income tax purposes, but will qualify for the 70% dividends-received deduction for corporate investors only to the extent discussed below.

         Ordinary income dividends paid by the Portfolio with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Portfolio from domestic corporations for the taxable year. A dividend received by the Portfolio will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code section 246(c)(3)and (4) any period during which the Portfolio has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock, or (2) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate investor may be disallowed or reduced (1) if the corporate investor fails to satisfy the foregoing requirements with respect to its shares of the Portfolio or (2) by application of Code section 246(b) which in general limits the dividends-received deduction to 70% of the investor's taxable income (determined without regard to the dividends-received deduction and certain other items).

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate investor will generally be required to take the full amount of any dividend received from the Portfolio into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

         Investment income that may be received by the Portfolio from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries is not known.

         Distributions by the Portfolio that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the investor's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by the Portfolio will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional Portfolio shares or shares of another portfolio (or another fund). Investors receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time an investor purchases shares of the Portfolio reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Portfolio, distributions of such amounts will be taxable to the investor in the manner described above, although they economically constitute a return of capital to the investor.

         Ordinarily, investors are required to take distributions by the Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to investors of record on a specified date in such month will be deemed to have been received by the investors (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Investors will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         The Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any investor (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income, or (3) who has failed to certify to the Portfolio that it is not subject to backup withholding or that it is an exempt recipient (such as a corporation).

         Sale or Redemption of Shares. The Portfolio seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that the Portfolio will do this. If the net asset value varies from $1.00 per share, an investor will recognize gain or loss on the sale or redemption of shares of the Portfolio in an amount equal to the difference between the proceeds of the sale or redemption and the investor's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the investor purchases other shares of the Portfolio within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Portfolio will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long-term capital gain recognized by an individual investor will be taxed at the lowest rate applicable to capital gains if the holder has held such shares for more than 18 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

         Foreign Investors. Taxation of an investor who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign investor") depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such investor.

         If the income from the Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign investor, ordinary income dividends paid to a foreign investor will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross amount of the dividend. Such foreign investor would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Portfolio, capital gain dividends, and amounts retained by the Portfolio that are designated as undistributed capital gains.

         If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign investor, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the

Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign noncorporate investors, the Portfolio may be required to withhold U.S. federal income tax at the rate of 31% on distributions that are otherwise exempt from withholding tax (or subject to withholding at a reduced treaty rate) unless such investors furnish the Portfolio with proper notification of their foreign status.

         The tax consequences to a foreign investor entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign investors are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign taxes.

         Effect of Future Legislation; State and Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

         Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Investors are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.


DIVIDENDS

         The Portfolio's net investment income for dividend purposes consists of
(i) interest accrued and original issue discount earned on the Portfolio's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Portfolio and the general expenses (e.g. legal, accounting and trustees' fees) of the Fund prorated to the Portfolio on the basis of its relative net assets. Any realized short-term capital gains may also be distributed as dividends to Portfolio investors.

         The Fund uses its best efforts to maintain the net asset value per share of the Portfolio at $1.00. As a result of a significant expense or realized or unrealized loss incurred by the Portfolio , it is possible that the Portfolio's net asset value per share may fall below $1.00.

ADDITIONAL YIELD INFORMATION

         The "yields" and "effective yields" are calculated separately for each class of shares of the Portfolio and in accordance with the formulas prescribed by the SEC. The seven-day yield for each class of shares in the Portfolio is calculated by determining the net change in the value of a hypothetical preexisting account in the Portfolio having a balance of one share of the class involved at the beginning of the period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in the Portfolio includes the value of additional shares purchased with dividends from the original share and dividends declared on the original share and any such additional shares, net of all fees charged to all shareholder accounts in proportion to the length of the base period and the Portfolio's average account size, but not include gains and losses or realized appreciation and depreciation. In addition, the effective annualized yield may be computed on a compounded basis (calculated as described above) with respect to each class of a Portfolio's shares by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result. Similarly, based on calculations described above, 30-day (or one-month) yields and effective yields may also be calculated.

         From time to time, in advertisements or in reports to investors, the Portfolio's yield may be quoted and compared to that of other money market funds or accounts with similar investment objectives and to stock or other relevant indices. For example, the yield of the Portfolio may be compared to the IBC Money Fund Average, which is an average compiled by IBC MONEY FUND REPORT(R) of Holliston, MA 01746, a widely-recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

         The Portfolio's yields will fluctuate, and any quotation of yield should not be considered as representative of the future performance of the Portfolio. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in Portfolio shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance and yield are generally functions of the kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses net of waivers and expense reimbursements, and market conditions. Any fees charged by banks with respect to Customer accounts investing in shares of the Portfolio will not be included in yield calculations; such fees, if charged, would reduce the actual yield from that quoted.

                           INFORMATION ABOUT THE FUND

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "General Information."

         Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.


         The Fund will send annual and semi-annual financial statements to all its shareholders. As of July 28, 1998 the following shareholders owned, directly or indirectly, 5% or more of the indicated class of the Portfolio's outstanding shares.

                                                Percent of Class Y
Name and Address                                Shares Outstanding

Bear Stearns Securities Corp.
FBO 001-00269-20
1 Metrotech Center North
Brooklyn, New York  11201-3859                        13.5%

Custodial Trust Company
FBO Bear Stearns Pension Plan
101 Carnegie Center
Princeton, New Jersey  08540                          12.7%

Bear Stearns Securities Corp.
FBO 925-97218-10
1 Metrotech Center North
Brookyln, New York  11201-3859                        10.2%

Bear Stearns Securities Corp.
FBO 268-09982-14
1 Metrotech Center North
Brooklyn, New York  11201-3859                        16.2%

          A shareholder who beneficially owns, directly or indirectly, more than 25% of a Portfolio's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Portfolio.



           CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                            AND INDEPENDENT AUDITORS

              Custodial Trust Company ("CTC"), 101 Carnegie Center,
Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the Portfolio's custodian. Under the custody agreement with the Portfolio, CTC holds the Portfolio's securities and keeps all necessary accounts and records. For its services, CTC receives an annual fee of the greater of .015% of the value of the domestic assets held in custody or $5,000, such fee to be payable monthly based upon the total market value of such assets, as determined on the last business day of the month. In addition, CTC receives certain securities transactions charges which are payable monthly. PFPC, Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Portfolio's transfer agent, dividend disbursing agent and registrar. Neither CTC nor PFPC has any part in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

         Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Portfolio's Prospectus.

         Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1434, independent auditors, have been selected as auditors of the Fund.


                              FINANCIAL STATEMENTS

The Portfolio's Annual Report to Shareholders for the period ended March 31, 1998, is a separate document supplied with this Statement of Additional Information, and the financial statements and accompanying notes appearing therein are incorporated by reference into this Statement of Additional Information.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

         Standard & Poor's, a division of The McGraw-Hill Companies, commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the two highest rating categories used by Standard & Poor's for commercial paper.

         "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

         "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. The following summarizes the two highest rating categories used by Moody's for commercial paper.

         "Prime-1" - Issuer or related supporting institutions which are considered to have a superior ability for repayment of senior short-term debt obligations. Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuer or related supporting institutions which are considered to have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         The two highest rating categories of Duff & Phelps for investment grade commercial paper are "D-1" and "D-2." Duff & Phelps employs three designations, "D-1+, " "D-1" and "D-1-," within the highest rating category. The following summarizes the two highest rating categories used by Duff & Phelps for commercial paper:

         "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The two highest rating categories of Fitch for short-term obligations are "F-1" and "F-2." Fitch employs two designations, "F-1+" and "F-1," within the highest rating category. The following summarizes some of the rating categories used by Fitch for short-term obligations:

         "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

         "F-2" - Securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

         Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

         Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less. The following summarizes the two highest ratings used by Thomson
BankWatch:

         "TBW-1" - This designation represents Thomson BankWatch;s highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The highest rating category of IBCA for short-term debt is "A." IBCA employs two designations, "A1+" and "A1," within the highest rating category. The following summarizes the two highest categories used by IBCA for short-term ratings:

         "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of "A1+" is assigned.

         "A2" - Obligations are supported by a good capacity for timely repayment.


LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standards & Poor's for long-term debt:

         "AAA" - This designation represents the highest rating assigned by Standards & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         "AA" - Debt considered to have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

         "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

         "BB," "B," "CCC," "CC," and "C" - Debt that possesses one of these ratings is regarding as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "CCC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         "CI" - This rating is reserved for income bonds on which no interest is being paid.

         "D" - Debt is in payment default. This rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         PLUS (+) or MINUS (-) - The rating of "AA" may be modified by the addition of a plus or minus sign to show relative standing within this rating category.

         The following summarizes the ratings used by Moody's for long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba"
indicates some speculative elements, "B" indicates a general lack of characteristics of desirable investment, "Caa" represents a poor standing, "Ca" represents obligations which are speculative in a high degree, and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in a default.

         Con. (---) - Municipal Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Moody's applies numerical modifiers 1, 2 and 3 in generic classification of "Aa" in its corporate bond rating system. The modifier 1 indicates that the company ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the company ranks at the lower end of its generic rating category.

         Those municipal bonds in the "Aa" to "B" groups which Moody's believes possess the strongest investment attributes are designated by the symbols "Aa1," "A1," "Baa1," "Ba1," and "B1."

         The following summarizes the ratings used by Duff & Phelps for long-term debt:

         "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         "BBB" - Debt possesses below average protection factors, but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

         "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest, or preferred dividends. Debt rated "DD" is a defaulted debt obligations, and the rating "DP" represents preferred stock with dividend averages.

         To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB," and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

         The following summarizes the ratings used by Fitch for bonds:

         "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

         "A" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment that bonds should be valued on the basis of the ultimate recovery value in liquidation or reorganization of the obligor.

         To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

         Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long-term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the two highest rating categories used by Thomson BankWatch for long-term debt ratings:

         "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

         "AA" - This designation indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

         "A" - The designation indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         PLUS (+) or MINUS (-) - The ratings may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

         IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the two highest rating categories used by IBCA for long-term debt ratings:

         "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

         "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business economic or financial conditions may lead to increased investment risk.

         IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within these rating categories.